UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2022 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
August 31, 2022  (Unaudited)
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	BBSA	Cboe BZX Exchange, Inc.
JPMorgan Core Plus Bond ETF	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Corporate Bond Research Enhanced ETF	JIGB	NYSE Arca
JPMorgan High Yield Research Enhanced ETF	JPHY	Cboe BZX Exchange, Inc.
JPMorgan Income ETF	JPIE	NYSE Arca
JPMorgan International Bond Opportunities ETF	JPIB	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF	JMUB	Cboe BZX Exchange, Inc.
JPMorgan Short Duration Core Plus ETF	JSCP	NYSE Arca
JPMorgan U.S. Aggregate Bond ETF	JAGG	NYSE Arca
JPMorgan Ultra-Short Income ETF	JPST	NYSE Arca
JPMorgan Ultra-Short Municipal Income ETF	JMST	Cboe BZX Exchange, Inc.
JPMorgan USD Emerging Markets Sovereign Bond ETF	JPMB	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
October 17, 2022 (Unaudited)
Dear Shareholder,
This year has proved to be challenging for financial markets as accelerating inflation, slower economic growth and the impact of the Russia-Ukraine conflict fueled a sell-off in both equities and bonds. While consumer spending and corporate profits were generally stronger than expected for the six months ended August 2022, leading financial market indexes generally ended lower.
“Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio.” — Brian S. Shlissel
In response to the highest levels of inflation in 40 years, the U.S. Federal Reserve (the “Fed”) in early March 2022 implemented its first increase in benchmark interest rates since 2018. The Fed followed up with additional rate increases in May, June, July and September of 2022. The Bank of England also raised interest rates sharply during the first half of 2022 and the European Central Bank followed in early September with an unprecedented interest rate increase of 0.75%.
Meanwhile, U.S. data indicated declines this year in spending on home and commercial construction, capital equipment and inventory, and in public sector spending at the federal, state and municipal levels in 2022. Purchasing Managers’ Index surveys in both the manufacturing and services sectors also showed broad weakness in 2022.
U.S. consumer spending rebounded modestly in August 2022 as corporate earnings and revenue were generally better than expected for the second quarter of 2022. The job market also remained a bright spot in the U.S. economy, with employment above pre-pandemic levels.
This year, investors have had to adapt to economic and financial market conditions unseen in more than a decade. After a multi-year rally in U.S. equity prices, including a sharp rebound from pandemic lows, leading equity market indexes tumbled in 2022.
Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio. Our expansive suite of innovative investment solutions is designed to provide investors with tools to create durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

August 31, 2022	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
SIX MONTHS ENDED August 31, 2022 (Unaudited)
Already under pressure from accelerating inflation and investor expectations for rising interest rates, financial markets buckled following Russia’s invasion of Ukraine at the end of February 2022. The military conflict and the ensuing imposition of multilateral sanctions against Russia fueled volatility across equity, bond and commodities markets. Meanwhile, China’s strict anti-pandemic measures dented its economic growth and weighed on financial assets in emerging markets throughout the period.
In response to the highest rate of domestic inflation in decades, the U.S. Federal Reserve (the “Fed”) in late March 2022 raised interest rates for the first time since late 2018. The Fed followed with benchmark interest rate increases of increasing size in May, June and July 2022. The Bank of England, which had preceded the Fed’s response by initiating its policy tightening cycle in December 2021, raised its benchmark interest rate five more times by the end of August 2022.  While the European Central Bank held off raising interest rates during the reporting period, it stated it would take necessary action to combat rising inflation. (The ECB followed through with an unprecedented 0.75% increase in key interest rates in September 2022.)
Within U.S. fixed income markets, investor demand largely turned to higher rated bonds of shorter duration. Generally, bonds of shorter duration will experience a smaller decrease in price relative to longer duration bonds when interest rates rise. Yields, which generally move in the opposite direction of bond prices, rose for U.S. Treasury bonds. U.S. agency mortgage-backed securities and municipal bonds underperformed other sectors of the bond market.
Fixed income markets in other developed markets also fell sharply during the period as the Ukraine conflict threatened economic stability and led to a spike in energy costs across the European Union and the U.K. Emerging markets debt underperformed developed markets amid investor concerns about slowing global economic growth and rising inflation. Notably, leading central banks among emerging markets largely began raising domestic interest rates in 2021 and may be positioned to be among the first to cut interest rates should the economic outlook improve.
For the six months ended August 31, 2022, the Bloomberg U.S. Aggregate Index returned -7.76%, the Bloomberg U.S. High Yield Index returned -7.78% and the Bloomberg Emerging Markets Debt Index returned -9.46%.

2	J.P. Morgan Exchange-Traded Funds	August 31, 2022

3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(3.63)%
Market Price **	(3.71)%
Bloomberg Short-Term U.S. Aggregate Bond Index	(3.54)%
Net Assets as of 8/31/2022	$38,192,695
Duration as of 8/31/2022	2.7 Years
Fund Ticker	BBSA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders 1-5 Year US Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index, which includes U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg U.S. Aggregate Index. Using a “passive” investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to investment grade bonds were the leading detractors from performance amid rising interest rates during the period.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and the smallest allocations were to the securitized debt and government-related bond sectors.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	56.0%
Corporate Bonds	24.1
Mortgage-Backed Securities	7.9
Supranational	2.6
Commercial Mortgage-Backed Securities	2.1
U.S. Government Agency Securities	2.0
Foreign Government Securities	1.6
Others (each less than 1.0%)	0.9
Short-Term Investments	2.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.74 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $47.72.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	(3.63)%	(6.13)%	0.58%
Market Price		(3.71)	(6.21)	0.57

*	Not annualized.
LIFE OF FUND PERFORMANCE (3/12/19 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Short-Term U.S. Aggregate Bond Index from March 12, 2019 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Short-Term U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Short-Term U.S. Aggregate Bond Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(7.52)%
Market Price **	(7.56)%
Bloomberg U.S. Aggregate Index	(7.76)%
Net Assets as of 8/31/2022	$410,277,100
Duration as of 8/31/2022	6.1 Years
Fund Ticker	JCPB
INVESTMENT OBJECTIVE***
The JPMorgan Core Plus Bond ETF (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.
INVESTMENT APPROACH
The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 30% in below investment grade securities (i.e., high yield or junk bonds) or the unrated equivalent, including below investment grade foreign securities. Up to 25% of the Fund’s assets may be invested in foreign securities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was the leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s underweight position in agency mortgage-backed securities also contributed to performance as interest rate volatility during the period led to underperformance in the sector.
The Fund’s allocations to high yield corporate credit (also known as “junk bonds”), investment grade corporate credit, and emerging markets credit detracted from relative performance as leading central banks tightened monetary policies in response to rising inflation. The Fund’s allocations to securitized credit, including asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities, also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. They employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were to corporate bonds and securitized debt, including agency and non-agency residential mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund’s smallest allocations were to emerging markets debt and U.S. government debt, including Treasury bonds and agency debentures.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	28.9%
Asset-Backed Securities	16.5
U.S. Treasury Obligations	15.4
Mortgage-Backed Securities	15.1
Commercial Mortgage-Backed Securities	5.9
Collateralized Mortgage Obligations	3.0
Others (each less than 1.0%)	0.0
Short-Term Investments	15.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

6	J.P. Morgan Exchange-Traded Funds	August 31, 2022

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.71 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $47.82.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	(7.52)%	(10.91)%	1.44%
Market Price		(7.56)	(10.99)	1.50

*	Not annualized.
LIFE OF FUND PERFORMANCE (1/28/19 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on January 28, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg U.S. Aggregate Index from January 28, 2019 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Corporate Bond Research Enhanced ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(9.29)%
Market Price **	(9.63)%
Bloomberg U.S. Corporate Index	(9.41)%
Net Assets as of 8/31/2022	$39,079,416
Duration as of 8/31/2022	7.5 Years
Fund Ticker	JIGB
INVESTMENT OBJECTIVE***
The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return.
INVESTMENT APPROACH
The Fund invests primarily in investment grade bonds and uses fundamental credit research for security selection and sector allocation. The Fund seeks to outperform the Bloomberg U.S. Corporate Bond Index (the “Index”) over time while maintaining similar risk characteristics.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund outperformed the Index. Relative to the Index, the Fund’s underweight positions in the insurance and consumer non-cyclical sectors were leading contributors to performance. The Fund’s overweight positions in the technology and communications sectors were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index, with its largest underweight allocation to the insurance sector and its largest overweight allocations to the consumer non-cyclical and capital goods sectors.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	98.4%
Short-Term Investments	1.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.98 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $45.88.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Corporate Bond Research Enhanced ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	(9.29)%	(14.89)%	1.77%
Market Price		(9.63)	(15.54)	1.70

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg U.S. Corporate Index from December 12, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Corporate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Corporate
Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan High Yield Research Enhanced ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(7.73)%
Market Price **	(8.15)%
Bloomberg US Corporate High Yield – 2% Issuer Capped Index	(7.78)%
Net Assets as of 8/31/2022	$404,575,558
Duration as of 8/31/2022	4.4 Years
Fund Ticker	JPHY
INVESTMENT OBJECTIVE***
The JPMorgan High Yield Research Enhanced ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.
INVESTMENT APPROACH
The Fund invests primarily in high-yield, high-risk debt securities (also known as “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund posted a negative absolute performance and outperformed the Bloomberg U.S. Corporate High Yield – 2% Issuer Capped Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selections in the cable satellite, retailers and leisure sectors were leading contributors to relative performance. The Fund’s security selections in the pharmaceuticals, independent energy and refining sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s positioning was approximately neutral to the Benchmark in terms of industry sectors and duration. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. The Fund was underweight in securities rated single-B, CCC and lower, and was overweight in securities rated BB.
PORTFOLIO COMPOSITION BY INDUSTRY AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	11.3%
Hotels, Restaurants & Leisure	9.8
Media	7.4
Diversified Telecommunication Services	6.6
Health Care Providers & Services	5.4
Consumer Finance	5.3
Commercial Services & Supplies	3.2
Aerospace & Defense	3.1
Chemicals	2.8
Equity Real Estate Investment Trusts (REITs)	2.5
Specialty Retail	2.5
Auto Components	2.4
Containers & Packaging	2.4
Metals & Mining	2.0
Pharmaceuticals	2.0
Electric Utilities	1.9
Airlines	1.9
Software	1.7
Entertainment	1.6
Trading Companies & Distributors	1.5
Capital Markets	1.4
Thrifts & Mortgage Finance	1.4
Building Products	1.3
Household Durables	1.1
Food & Staples Retailing	1.1
Communications Equipment	1.0
Food Products	1.0
Energy Equipment & Services	1.0
IT Services	1.0
Others (each less than 1.0%)	11.9
Short-Term Investments	0.5

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

August 31, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan High Yield Research Enhanced ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.46 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $44.30.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan High Yield Research Enhanced ETF
Net Asset Value	September 14, 2016	(7.73)%	(10.56)%	1.91%	2.85%
Market Price		(8.15)	(11.09)	1.68	2.77

*	Not annualized.
LIFE OF FUND PERFORMANCE (9/14/16 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on September 14, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan High Yield Research Enhanced ETF, the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index from September 14, 2016 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.
The Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Income ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.66)%
Market Price **	(4.32)%
Bloomberg U.S. Aggregate Index	(7.76)%
Net Assets as of 8/31/2022	$156,350,508
Duration as of 8/31/2022	3.4 Years
Fund Ticker	JPIE
INVESTMENT OBJECTIVE***
The JPMorgan Income ETF (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.
INVESTMENT APPROACH
The Fund invests opportunistically in a wide variety of debt securities that have high potential to produce income and have low correlations to each other in order to manage risk. The Fund utilizes a flexible approach, shifting its allocations based on changing market conditions and seeks to manage distributions to reduce fluctuations in monthly dividends.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was a leading contributor to relative performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decline when interest rates rise relative to longer duration bonds. The Fund’s out-of-Index allocation to non-agency mortgage-backed securities and its underweight position in investment grade corporate bonds also contributed to relative performance.
The Fund’s out-of-Index allocation to emerging markets debt was the leading detractor from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund invested opportunistically among multiple debt markets and sectors that the adviser believed had a high potential to produce income. The Fund’s adviser sought to manage risk through exposure to debt markets that it believed to have low correlations to each other. During the period, the Fund’s adviser increased its allocations to commercial mortgage-backed securities, asset-backed securities and investment grade corporate bonds. The adviser decreased the Fund’s exposure to emerging markets debt, high yield bonds (also known as “junk bonds”), and agency mortgage-backed securities. The Fund's duration increased to 3.43 years at August 31, 2022 from 2.31 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	36.8%
Asset-Backed Securities	26.5
Commercial Mortgage-Backed Securities	16.4
Mortgage-Backed Securities	8.7
Collateralized Mortgage Obligations	7.2
Foreign Government Securities	2.7
Exchange-Traded Funds	1.6
Short-Term Investments	0.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.72 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $46.09.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Exchange-Traded Funds	August 31, 2022

TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Income ETF
Net Asset Value	October 28, 2021	(4.66)%	(5.96)%
Market Price		(4.32)	(5.21)

*	Not annualized.
LIFE OF FUND PERFORMANCE (10/28/21 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 28, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Income ETF and the Bloomberg U.S. Aggregate Index from October 28, 2021 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	15

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.99)%
Market Price **	(4.63)%
Bloomberg Multiverse ex-USA (USD Hedged) Index	(12.61)%
Net Assets as of 8/31/2022	$296,747,942
Duration as of 8/31/2022	3.3 Years
Fund Ticker	JPIB
INVESTMENT OBJECTIVE***
The JPMorgan International Bond Opportunities ETF (the “Fund”) seeks to provide total return.
INVESTMENT APPROACH
The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund posted a negative return of -4.99%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. The Fund’s return is compared with the Bloomberg Multiverse ex-USA (USD Hedged) Index, which returned -5.77% for the period.
Relative to the Bloomberg Multiverse ex-USA (USD Hedged) Index, the Fund’s shorter overall duration was the leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience smaller price decrease when interest rates rise, compared with bonds of longer duration.
In terms of absolute performance, the Fund’s allocations to corporate credit, emerging markets debt and securitized debt were leading detractors from absolute performance as bond yields rose and U.S. Treasury bonds became more attractive to investors. The Fund’s allocation to government interest rates, obtained through U.S. Treasury bonds and other sovereign debt,  contributed to absolute performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s net exposure to high yield corporate bonds (also known as “junk bonds”) to 23% from 30% and decreased net exposure to emerging markets debt to 14% from 22%. The portfolio managers increased the Fund’s exposure to investment grade credit to 32% from 18% and made no changes to its exposure to securitized credit.
The portfolio managers increased the Fund’s overall duration, mainly by reducing short positions in government interest rates, to 3.25 years of August 31, 2022 from 2.63 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	59.7%
Foreign Government Securities	31.9
Commercial Mortgage-Backed Securities	1.7
Asset-Backed Securities	1.5
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.4
Short-Term Investments	3.7

PORTFOLIO COMPOSTION BY COUNTRY AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	12.5%
Australia	10.5
United Kingdom	9.0
France	8.3
Canada	7.2
Italy	7.0
Germany	5.7
Spain	5.5
Brazil	3.6
Mexico	2.4
Portugal	2.3
Netherlands	2.1
Luxembourg	2.1
China	2.0
Switzerland	1.6
Japan	1.5
Belgium	1.3
South Africa	1.3
Ireland	1.2
Others (each less than 1.0%)	9.2
Short-Term Investments	3.7

16	J.P. Morgan Exchange-Traded Funds	August 31, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.65 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $45.85.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	17

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan International Bond Opportunities ETF
Net Asset Value	April 5, 2017	(4.99)%	(8.37)%	1.75%	2.07%
Market Price		(4.63)	(8.24)	1.74	2.15

*	Not annualized.
LIFE OF FUND PERFORMANCE (4/5/17 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on April 5, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Bond Opportunities ETF and the Bloomberg Multiverse ex-USA (USD Hedged) Index from April 5, 2017 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Multiverse ex-USA (USD Hedged) Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The Bloomberg Multiverse Index ex-USA (USD Hedged) Index is a measure of the global fixed income bond market that combines the Barclays Global Aggregate Index, which measures investment-grade debt from 24 different local currency markets, and the Barclays Global High Yield Index, which measures the global high yield fixed income markets. It excludes U.S. securities and is hedged to the U.S. dollar. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Municipal ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.79)%
Market Price **	(4.84)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(3.73)%
Net Assets as of 8/31/2022	$237,437,095
Duration as of 8/31/2022	5.3 Years
Fund Ticker	JMUB
INVESTMENT OBJECTIVE***
The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
INVESTMENT APPROACH
The Fund invests primarily in a portfolio of municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average dollar weighted maturity between three and twelve years.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s longer overall duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds with longer duration will experience a greater decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s overweight position in the industrial development revenue/pollution control revenue bonds, its underweight positions in state general obligation bonds and bonds rated AA and higher also detracted from relative performance.
The Fund’s security selection in the electric, local general obligation and leasing sectors were leading contributors to performance relative to the Index. The Fund’s out-of-Index allocation to variable rate demand notes and its underweight position in New Jersey and Texas bonds also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund was overweight in bonds rated single-A and BBB. The Fund’s duration was 5.3 years compared with 4.7 years for the Index.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	85.6%
Short-Term Investments	14.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.99 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $50.00.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Municipal ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	(4.79)%	(7.97)%	2.43%
Market Price		(4.84)	(7.95)	2.43

*	Not annualized.
LIFE OF FUND PERFORMANCE (10/29/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(3.59)%
Market Price **	(3.55)%
Bloomberg 1-5 Year Government/Credit Index	(3.39)%
Net Assets as of 8/31/2022	$213,744,542
Duration as of 8/31/2022	2.4 Years
Fund Ticker	JSCP
INVESTMENT OBJECTIVE***
The JPMorgan Short Duration Core Plus Bond ETF (the “Fund”) seeks total return, consistent with preservation of capital.
INVESTMENT APPROACH
The Fund invests primarily in traditional fixed income sectors, with the flexibility to invest up to 30% of its net assets in below investment grade securities (also known as high yield debt or “junk bonds”) and up to 25% of its net assets in foreign securities. The Fund’s adviser seeks to maintain a duration of three years or less. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund underperformed the Bloomberg 1-5 Year Government/Credit Index (the “Index”).
Relative to the Index, the Fund’s out-of-benchmark allocations to high yield bonds (also known as “junk bonds”) and emerging markets debt were leading detractors from performance. The Fund’s shorter overall duration was the leading contributor to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. The adviser used bottom-up research to construct, in its view, a portfolio of undervalued fixed income securities. The adviser employs a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Index during the period, the Fund had an underweight position in U.S. Treasury bonds and out-of-Index allocations to mortgage-backed securities, asset-backed securities, high yield bonds and emerging markets debt. The Fund’s portfolio managers increased the Fund’s duration to 2.37  years at August 31, 2022 from 2.28 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	38.4%
Asset-Backed Securities	17.9
U.S. Treasury Obligations	16.0
Mortgage-Backed Securities	9.4
Commercial Mortgage-Backed Securities	6.9
Collateralized Mortgage Obligations	4.0
Others (each less than 1.0%)	0.8
Short-Term Investments	6.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.37 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

August 31, 2022	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $46.40.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Short Duration Core Plus ETF
Net Asset Value	March 1, 2021	(3.59)%	(6.09)%	(3.47)%
Market Price		(3.55)	(6.18)	(3.43)

*	Not annualized.
LIFE OF FUND PERFORMANCE (3/1/21 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 1, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Short Duration Core Plus ETF and the Bloomberg 1-5 Year Government/Credit Index from March 1, 2021 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	23

JPMorgan U.S. Aggregate Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(7.87)%
Market Price **	(7.81)%
Bloomberg U.S. Aggregate Index	(7.76)%
Net Assets as of 8/31/2022	$1,127,230,543
Duration as of 8/31/2022	6.4 Years
Fund Ticker	JAGG
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.
INVESTMENT APPROACH
The Fund invests in a diversified portfolio of fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the adviser applies a systematic multi-factor screening process that seeks exposure to those debt issuers with attractive value, quality and momentum characteristics.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund underperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s allocations to the quality and momentum factors within corporate bonds were leading detractors from performance, while the Fund’s value factor within corporate bonds contributed to performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund applied a systematic multi-factor screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s adviser believed had attractive value, quality and momentum characteristics. Among the Fund’s largest allocations at the end of the period were government bonds, corporate credit and agency mortgage-backed securities while its smallest allocations were to asset-backed securities and commercial mortgage-backed securities.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	38.4%
Mortgage-Backed Securities	26.5
Corporate Bonds	23.4
Commercial Mortgage-Backed Securities	1.8
Foreign Government Securities	1.5
Supranational	1.3
U.S. Government Agency Securities	1.2
Others (each less than 1.0%)	0.7
Short-Term Investments	5.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.57 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $47.61.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	(7.87)%	(11.72)%	0.74%
Market Price		(7.81)	(11.69)	0.76

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg U.S, Aggregate Index from December 12, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.
The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Ultra-Short Income ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	0.16%
Market Price **	0.16%
ICE BofAML 3-Month US Treasury Bill Index	0.35%
Net Assets as of 8/31/2022	$21,608,362,786
Duration as of 8/31/2022	0.3 Years
Fund Ticker	JPST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s allocation to investment grade corporate bonds, which are not held in the Index, was a leading detractor from performance as interest rates rose during the period and corporate bonds generally underperformed U.S. Treasury securities. The Fund’s out-of-Index short duration positions in two-year U.S. Treasury futures and its allocations to money market securities, including corporate debt, certificates of deposit and J.P. Morgan Money Market Funds, were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s adviser maintained the duration of the portfolio at about 0.25 years amid rising interest rates. In descending order, the Fund’s largest allocations at the end of the period were to corporate bonds, money market securities that included J.P. Morgan Money Market Funds, collateralized loan obligations, mortgage-backed securities, asset-backed securities and non-corporate credit.
PORTFOLIO COMPOSTION BY SECTOR AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	30.1%
Asset-Backed Securities	8.8
Utilities	3.1
Health Care	2.8
Consumer Discretionary	1.9
Commercial Mortgage-Backed Securities	1.8
Industrials	1.5
Consumer Staples	1.2
Energy	1.2
Information Technology	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	45.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.19 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $50.21. Effective September 15, 2022, the Fund changed its listing exchange from Cboe BZX Exchange, Inc. to NYSE Arca.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	0.16%	(0.20)%	1.67%	1.67%
Market Price		0.16	(0.22)	1.66	1.68

*	Not annualized.
LIFE OF FUND PERFORMANCE (5/17/17 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 17, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US
Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Ultra-Short Municipal Income ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(0.05)%
Market Price **	(0.24)%
Bloomberg 1 Year Municipal Bond Index	(0.71)%
Net Assets as of 8/31/2022	$3,117,744,864
Duration as of 8/31/2022	0.6 Years
Fund Ticker	JMST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade fixed, variable and floating rate municipal securities or the unrated equivalent, the income from which is exempt from federal income tax. The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund outperformed the Bloomberg 1 Year Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise. The Fund’s underweight allocations to bonds rated AA and BBB, and its out-of-Index allocation to variable rate demand notes also contributed to relative performance.
The Fund’s underweight positions in state general obligation bonds and California bonds were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s duration was 0.6 years compared with 1.4 years for the Index.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	87.1%
Short-Term Investments	12.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.57 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $50.46.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

28	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	(0.05)%	(0.51)%	1.19%
Market Price		(0.24)	(0.80)	1.14

*	Not annualized.
LIFE OF FUND PERFORMANCE (10/16/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 16, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg 1-Year Municipal Bond Index from October 16, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption on gains resulting from or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	29

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(8.45)%
Market Price **	(9.84)%
JPMorgan Emerging Markets Risk-Aware Bond Index	(8.31)%
Net Assets as of 8/31/2022	$69,866,551
Duration as of 8/31/2022	7.0 Years
Fund Ticker	JPMB
INVESTMENT OBJECTIVE***
The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs stratified sampling and optimization techniques that seek to minimize tracking error to the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.
 During the period, the performance of the Fund and the Underlying Index was hurt by elevated market volatility. Russia’s invasion of Ukraine in late February 2022, combined with the impact of China’s “zero covid” policy reduced investor demand for emerging markets debt. Both the Fund and the Underlying Index benefitted from more defensive characteristics. This effect was especially visible in June, when emerging markets debt prices fell sharply.  Conversely, the portfolio saw smaller, more mixed contributions from its liquidity and credit stabilization components.
HOW WAS THE FUND POSITIONED?
The Fund invested at least 80% of its assets in securities included in the Underlying Index. Among the largest positions in the Fund and the Underlying Index were Turkey, Brazil and Oman, while their smallest positions were in Tunisia, Egypt and Senegal.
PORTFOLIO COMPOSTION BY COUNTRY AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Turkey	7.8%
Brazil	6.6
Dominican Republic	5.7
Oman	5.7
Colombia	5.5
South Africa	5.1
Bahrain	4.8
Mexico	3.8
Indonesia	3.6
Nigeria	3.5
Saudi Arabia	3.4
United Arab Emirates	3.2
Qatar	3.0
China	2.9
Philippines	2.7
Peru	2.2
Angola	2.1
Chile	2.1
Panama	2.1
Jamaica	1.7
Malaysia	1.7
Kenya	1.6
Uruguay	1.6
Pakistan	1.4
Kazakhstan	1.4
Azerbaijan	1.4
Jordan	1.1
Others (each less than 1.0%)	9.0
Short-Term Investments	3.3

30	J.P. Morgan Exchange-Traded Funds	August 31, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.81 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $38.79.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	31

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	(8.45)%	(18.91)%	(1.00)%
Market Price		(9.84)	(19.31)	(1.03)

*	Not annualized.
LIFE OF FUND PERFORMANCE (1/29/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on January 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan
Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia,Azerbaijan, Belize,Bolivia,Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Domi-nican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey,Ukraine,Uruguay,Venezuela,Vietnam,Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 57.1%
U.S. Treasury Bonds 7.50%, 11/15/2024	996,000	1,079,648
U.S. Treasury Notes
0.25%, 6/15/2023	887,000	865,241
0.13%, 6/30/2023	256,000	249,090
0.13%, 8/15/2023	566,000	548,180
2.75%, 8/31/2023	507,000	503,198
0.25%, 11/15/2023	923,000	888,315
2.38%, 2/29/2024	2,066,000	2,032,831
2.00%, 4/30/2024	480,000	468,713
2.25%, 4/30/2024	15,000	14,704
2.00%, 5/31/2024	334,000	325,689
1.75%, 6/30/2024	282,000	273,419
1.75%, 7/31/2024	717,000	694,370
0.38%, 9/15/2024	354,000	332,483
1.50%, 9/30/2024	1,083,000	1,040,442
1.50%, 10/31/2024	258,000	247,539
0.50%, 3/31/2025	1,303,000	1,207,616
0.38%, 4/30/2025	46,000	42,370
0.25%, 5/31/2025	1,066,000	975,806
0.25%, 6/30/2025	340,000	310,648
0.25%, 7/31/2025	244,000	222,212
0.25%, 9/30/2025	93,000	84,274
0.25%, 10/31/2025	48,000	43,365
0.38%, 11/30/2025	2,440,000	2,207,628
0.38%, 12/31/2025	26,000	23,467
2.63%, 12/31/2025	5,000	4,868
0.38%, 1/31/2026	22,000	19,805
0.75%, 4/30/2026	1,865,000	1,691,905
0.75%, 5/31/2026	713,000	645,432
0.88%, 6/30/2026	109,000	98,960
1.88%, 6/30/2026	868,000	820,057
0.63%, 7/31/2026	823,000	738,450
0.75%, 8/31/2026	772,000	694,860
0.88%, 9/30/2026	140,000	126,459
1.63%, 9/30/2026	51,000	47,562
1.13%, 10/31/2026	247,000	225,059
1.63%, 10/31/2026	125,000	116,348
1.25%, 11/30/2026	139,000	127,185
1.25%, 12/31/2026	303,000	276,866
1.50%, 1/31/2027	488,000	450,294
1.13%, 2/28/2027	197,000	178,685
0.63%, 3/31/2027	123,000	108,749
2.50%, 3/31/2027	6,000	5,777
0.50%, 4/30/2027	138,000	121,020
0.50%, 5/31/2027	164,000	143,500
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

0.50%, 6/30/2027	437,000	381,624
0.38%, 7/31/2027	119,000	103,177
Total U.S. Treasury Obligations (Cost $22,851,599)		21,807,890
Corporate Bonds — 24.6%
Aerospace & Defense — 0.3%
Boeing Co. (The)
1.95%, 2/1/2024	4,000	3,870
4.88%, 5/1/2025	5,000	5,017
2.75%, 2/1/2026	15,000	14,056
2.70%, 2/1/2027	2,000	1,814
General Dynamics Corp.
2.38%, 11/15/2024	7,000	6,794
1.15%, 6/1/2026	51,000	45,980
Leidos, Inc. 3.63%, 5/15/2025	4,000	3,908
Lockheed Martin Corp. 3.55%, 1/15/2026	2,000	1,984
Precision Castparts Corp. 3.25%, 6/15/2025	16,000	15,793
Raytheon Technologies Corp. 3.20%, 3/15/2024	16,000	15,852
		115,068
Air Freight & Logistics — 0.1%
FedEx Corp. 3.25%, 4/1/2026	13,000	12,660
GXO Logistics, Inc. 1.65%, 7/15/2026	4,000	3,383
United Parcel Service, Inc. 2.20%, 9/1/2024	10,000	9,697
		25,740
Airlines — 0.0% ^
Southwest Airlines Co. 5.25%, 5/4/2025	2,000	2,052
Banks — 6.5%
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	193,129
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (a)	200,000	172,578
Bangko Sentral ng Pilipinas International Bond (Philippines) 8.60%, 6/15/2027	13,000	14,817
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (a)	35,000	32,734
3.50%, 4/19/2026	39,000	38,016
(SOFR + 1.15%), 1.32%, 6/19/2026 (a)	154,000	139,917
(SOFR + 0.96%), 1.73%, 7/22/2027 (a)	51,000	45,263
(SOFR + 1.58%), 4.38%, 4/27/2028 (a)	6,000	5,855
Bank of Montreal (Canada)
(SOFR + 0.60%), 0.95%, 1/22/2027 (a)	9,000	8,021
2.65%, 3/8/2027	39,000	36,283
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	33

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Barclays plc (United Kingdom) 3.65%, 3/16/2025	40,000	38,860
Citigroup, Inc.
3.70%, 1/12/2026	4,000	3,907
(SOFR + 0.77%), 1.12%, 1/28/2027 (a)	63,000	55,561
(SOFR + 0.77%), 1.46%, 6/9/2027 (a)	139,000	122,599
Comerica, Inc. 3.70%, 7/31/2023	15,000	14,951
Fifth Third Bancorp
4.30%, 1/16/2024	12,000	12,013
3.65%, 1/25/2024	12,000	11,926
(SOFR + 0.69%), 1.71%, 11/1/2027 (a)	12,000	10,757
First Citizens BancShares, Inc. (3-MONTH CME TERM SOFR + 2.47%), 3.38%, 3/15/2030 (a)	20,000	18,930
HSBC Holdings plc (United Kingdom) (SOFR + 1.40%), 2.63%, 11/7/2025 (a)	30,000	28,472
Huntington Bancshares, Inc.
2.63%, 8/6/2024	17,000	16,513
4.00%, 5/15/2025	8,000	7,926
Korea Development Bank (The) (South Korea) 0.40%, 6/19/2024	200,000	188,051
Kreditanstalt fuer Wiederaufbau (Germany)
2.63%, 2/28/2024	56,000	55,247
0.25%, 3/8/2024	22,000	20,933
1.38%, 8/5/2024	10,000	9,597
2.50%, 11/20/2024	13,000	12,710
0.38%, 7/18/2025	27,000	24,641
0.63%, 1/22/2026	22,000	19,954
1.00%, 10/1/2026	44,000	39,798
Landwirtschaftliche Rentenbank (Germany)
3.13%, 11/14/2023	36,000	35,809
Series 40, 0.50%, 5/27/2025	13,000	11,957
0.88%, 3/30/2026	86,000	78,211
1.75%, 7/27/2026	1,000	935
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.41%, 3/7/2024	8,000	7,921
Oesterreichische Kontrollbank AG (Austria)
3.13%, 11/7/2023	4,000	3,979
0.50%, 2/2/2026	20,000	18,001
PNC Financial Services Group, Inc. (The)
3.50%, 1/23/2024	76,000	75,752
1.15%, 8/13/2026	215,000	192,734
Royal Bank of Canada (Canada)
0.50%, 10/26/2023	22,000	21,215
1.40%, 11/2/2026	35,000	31,140
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Santander UK plc (United Kingdom) 4.00%, 3/13/2024	27,000	26,973
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.94%, 10/16/2023	27,000	26,990
3.01%, 10/19/2026	93,000	87,537
Toronto-Dominion Bank (The) (Canada)
0.75%, 9/11/2025	5,000	4,516
1.25%, 9/10/2026	32,000	28,419
2.80%, 3/10/2027	16,000	15,005
Truist Financial Corp.
3.70%, 6/5/2025	6,000	5,935
1.13%, 8/3/2027	53,000	45,502
(SOFR + 1.37%), 4.12%, 6/6/2028 (a)	22,000	21,601
US Bancorp
Series V, 2.38%, 7/22/2026	91,000	85,764
(SOFR + 0.73%), 2.22%, 1/27/2028 (a)	20,000	18,280
Valley National Bancorp (3-MONTH CME TERM SOFR + 2.36%), 3.00%, 6/15/2031 (a)	36,000	32,181
Wells Fargo & Co.
3.30%, 9/9/2024	16,000	15,811
(SOFR + 0.51%), 0.80%, 5/19/2025 (a)	10,000	9,382
3.55%, 9/29/2025	13,000	12,768
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (a)	50,000	46,986
3.00%, 4/22/2026	8,000	7,609
(SOFR + 2.00%), 2.19%, 4/30/2026 (a)	25,000	23,397
3.00%, 10/23/2026	2,000	1,887
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (a)	5,000	4,709
(SOFR + 1.51%), 3.53%, 3/24/2028 (a)	58,000	54,772
Westpac Banking Corp. (Australia)
3.35%, 3/8/2027	2,000	1,930
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (a)	10,000	9,403
		2,464,970
Beverages — 0.4%
Coca-Cola Co. (The)
1.75%, 9/6/2024	81,000	78,545
1.45%, 6/1/2027	16,000	14,478
Keurig Dr Pepper, Inc.
3.13%, 12/15/2023	14,000	13,865
3.40%, 11/15/2025	2,000	1,954
PepsiCo, Inc.
3.60%, 3/1/2024	20,000	20,011
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Beverages — continued
2.85%, 2/24/2026	10,000	9,739
2.38%, 10/6/2026	2,000	1,898
		140,490
Biotechnology — 0.3%
AbbVie, Inc.
3.85%, 6/15/2024	17,000	16,917
2.60%, 11/21/2024	10,000	9,665
3.80%, 3/15/2025	42,000	41,440
3.60%, 5/14/2025	15,000	14,739
Amgen, Inc.
3.63%, 5/22/2024	15,000	14,938
1.90%, 2/21/2025	8,000	7,619
Baxalta, Inc. 4.00%, 6/23/2025	4,000	3,970
Gilead Sciences, Inc. 3.65%, 3/1/2026	13,000	12,767
		122,055
Building Products — 0.0% ^
Lennox International, Inc. 1.35%, 8/1/2025	2,000	1,816
Capital Markets — 3.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	5,000	4,961
2.88%, 9/15/2026	2,000	1,903
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	24,000	20,335
Bank of New York Mellon Corp. (The)
2.20%, 8/16/2023	16,000	15,775
1.60%, 4/24/2025	10,000	9,416
1.05%, 10/15/2026	171,000	152,084
(SOFR + 1.15%), 3.99%, 6/13/2028 (a)	18,000	17,629
BlackRock, Inc. 3.50%, 3/18/2024	10,000	9,969
Blackstone Secured Lending Fund 2.75%, 9/16/2026	5,000	4,423
Charles Schwab Corp. (The)
0.90%, 3/11/2026	74,000	66,588
2.45%, 3/3/2027	18,000	16,797
CME Group, Inc. 3.00%, 3/15/2025	2,000	1,962
Deutsche Bank AG (Germany) 4.10%, 1/13/2026	373,000	362,996
Franklin Resources, Inc. 2.85%, 3/30/2025	2,000	1,936
Goldman Sachs Group, Inc. (The)
3.63%, 2/20/2024	9,000	8,941
3.85%, 7/8/2024	15,000	14,944
3.50%, 4/1/2025	50,000	48,894
3.75%, 5/22/2025	15,000	14,739
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (a)	14,000	13,638
3.75%, 2/25/2026	5,000	4,897
(SOFR + 0.82%), 1.54%, 9/10/2027 (a)	15,000	13,164
(SOFR + 0.91%), 1.95%, 10/21/2027 (a)	62,000	55,006
(SOFR + 1.11%), 2.64%, 2/24/2028 (a)	13,000	11,793
Golub Capital BDC, Inc. 2.05%, 2/15/2027	27,000	22,475
Intercontinental Exchange, Inc. 3.75%, 12/1/2025	15,000	14,856
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	5,000	5,014
Jefferies Group LLC 4.85%, 1/15/2027	5,000	4,962
Moody's Corp. 4.88%, 2/15/2024	5,000	5,053
Morgan Stanley
3.70%, 10/23/2024	29,000	28,819
Series I, (SOFR + 0.75%), 0.86%, 10/21/2025 (a)	107,000	98,917
4.35%, 9/8/2026	4,000	3,954
(SOFR + 0.88%), 1.59%, 5/4/2027 (a)	24,000	21,405
(SOFR + 0.86%), 1.51%, 7/20/2027 (a)	15,000	13,291
S&P Global, Inc. 2.45%, 3/1/2027 (b)	14,000	13,063
Sixth Street Specialty Lending, Inc. 2.50%, 8/1/2026	31,000	27,087
State Street Corp.
3.70%, 11/20/2023	114,000	114,154
(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (a)	10,000	9,976
3.55%, 8/18/2025	24,000	23,789
(SOFR + 0.94%), 2.35%, 11/1/2025 (a)	48,000	46,344
(SOFR + 0.56%), 1.68%, 11/18/2027 (a)	25,000	22,519
(SOFR + 0.73%), 2.20%, 2/7/2028 (a)	29,000	26,577
		1,375,045
Chemicals — 0.3%
Air Products and Chemicals, Inc.
1.50%, 10/15/2025	21,000	19,558
1.85%, 5/15/2027	2,000	1,823
Celanese US Holdings LLC
3.50%, 5/8/2024	19,000	18,500
1.40%, 8/05/2026	34,000	28,587
DuPont de Nemours, Inc.
4.21%, 11/15/2023	10,000	10,025
4.49%, 11/15/2025	10,000	10,081
Linde, Inc. 3.20%, 1/30/2026	12,000	11,765
LYB International Finance II BV 3.50%, 3/2/2027	5,000	4,745
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	35

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
Mosaic Co. (The) 4.25%, 11/15/2023	2,000	2,002
Nutrien Ltd. (Canada) 3.00%, 4/1/2025	6,000	5,821
		112,907
Commercial Services & Supplies — 0.1%
Waste Management, Inc. 0.75%, 11/15/2025	23,000	20,784
Communications Equipment — 0.0% ^
Cisco Systems, Inc. 2.20%, 9/20/2023	4,000	3,948
Consumer Finance — 1.9%
AerCap Ireland Capital DAC (Ireland) 3.15%, 2/15/2024	150,000	145,326
Ally Financial, Inc. 3.88%, 5/21/2024	87,000	86,174
American Express Co. 1.65%, 11/4/2026	25,000	22,595
American Honda Finance Corp.
3.63%, 10/10/2023	16,000	15,974
1.20%, 7/8/2025	15,000	13,897
Capital One Financial Corp.
3.30%, 10/30/2024	51,000	50,027
(SOFR + 1.29%), 2.64%, 3/3/2026 (a)	3,000	2,840
(SOFR + 0.86%), 1.88%, 11/2/2027 (a)	14,000	12,318
(SOFR + 2.06%), 4.93%, 5/10/2028 (a)	11,000	10,870
Caterpillar Financial Services Corp.
3.65%, 12/7/2023	6,000	6,005
3.30%, 6/9/2024	12,000	11,919
3.25%, 12/1/2024	6,000	5,939
0.80%, 11/13/2025	12,000	10,870
1.15%, 9/14/2026	1,000	896
General Motors Financial Co., Inc.
5.10%, 1/17/2024	45,000	45,400
4.00%, 10/6/2026	63,000	60,611
John Deere Capital Corp.
0.40%, 10/10/2023	53,000	51,187
2.65%, 6/24/2024	15,000	14,754
1.70%, 1/11/2027	44,000	40,247
PACCAR Financial Corp.
1.10%, 5/11/2026	1,000	905
2.00%, 2/4/2027	2,000	1,849
Synchrony Financial 3.70%, 8/4/2026	12,000	11,242
Toyota Motor Credit Corp.
2.25%, 10/18/2023	23,000	22,658
0.45%, 1/11/2024	57,000	54,576
0.80%, 10/16/2025	5,000	4,548
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
3.05%, 3/22/2027	17,000	16,303
1.15%, 8/13/2027	10,000	8,709
		728,639
Containers & Packaging — 0.0% ^
Berry Global, Inc. 1.57%, 1/15/2026	2,000	1,784
WRKCo, Inc. 4.65%, 3/15/2026	3,000	3,018
		4,802
Diversified Consumer Services — 0.0% ^
Leland Stanford Junior University (The) 1.29%, 6/1/2027	2,000	1,776
Yale University Series 2020, 0.87%, 4/15/2025	9,000	8,362
		10,138
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	19,000	18,599
National Rural Utilities Cooperative Finance Corp. 1.00%, 6/15/2026	35,000	31,345
		49,944
Diversified Telecommunication Services — 0.2%
AT&T, Inc. 2.95%, 7/15/2026	60,000	57,006
Verizon Communications, Inc.
0.75%, 3/22/2024	5,000	4,772
0.85%, 11/20/2025	13,000	11,723
3.00%, 3/22/2027	13,000	12,318
		85,819
Electric Utilities — 0.8%
American Electric Power Co., Inc. Series N, 1.00%, 11/1/2025	2,000	1,794
Avangrid, Inc. 3.20%, 4/15/2025	5,000	4,841
Duke Energy Corp.
0.90%, 9/15/2025	22,000	19,968
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (a)	6,000	4,851
Eversource Energy
Series Q, 0.80%, 8/15/2025	20,000	18,074
Series U, 1.40%, 8/15/2026	16,000	14,236
Florida Power & Light Co.
3.25%, 6/1/2024	9,000	8,933
3.13%, 12/1/2025	8,000	7,888
Iberdrola International BV (Spain) 5.81%, 3/15/2025	2,000	2,084
ITC Holdings Corp. 3.25%, 6/30/2026	10,000	9,530
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Oncor Electric Delivery Co. LLC 0.55%, 10/1/2025	101,000	90,750
Pacific Gas and Electric Co.
3.15%, 1/1/2026	4,000	3,688
2.95%, 3/1/2026	6,000	5,450
Public Service Electric and Gas Co. 0.95%, 3/15/2026	49,000	44,137
Southern Co. (The)
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (a)	29,000	26,955
Series 21-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.75%, 9/15/2051 (a)	6,000	5,209
Union Electric Co. 2.95%, 6/15/2027	24,000	22,775
Xcel Energy, Inc. 1.75%, 3/15/2027	13,000	11,637
		302,800
Electronic Equipment, Instruments & Components — 0.7%
CDW LLC 5.50%, 12/1/2024	14,000	14,321
TD SYNNEX Corp. 1.25%, 8/9/2024	201,000	186,485
Vontier Corp. 1.80%, 4/1/2026	67,000	58,610
		259,416
Energy Equipment & Services — 0.1%
Schlumberger Investment SA 3.65%, 12/1/2023	35,000	34,984
Entertainment — 0.3%
TWDC Enterprises 18 Corp.
1.85%, 7/30/2026	74,000	68,148
2.95%, 6/15/2027	15,000	14,399
Walt Disney Co. (The)
1.75%, 1/13/2026	10,000	9,314
3.70%, 3/23/2027	35,000	34,551
		126,412
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.
2.95%, 1/15/2025	2,000	1,921
1.45%, 9/15/2026	32,000	28,123
AvalonBay Communities, Inc.
4.20%, 12/15/2023	6,000	6,027
3.50%, 11/15/2024	10,000	9,869
3.45%, 6/1/2025	5,000	4,917
3.50%, 11/15/2025	2,000	1,953
Boston Properties LP
3.13%, 9/1/2023	6,000	5,941
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
3.65%, 2/1/2026	10,000	9,718
Brixmor Operating Partnership LP 3.65%, 6/15/2024	2,000	1,954
Corporate Office Properties LP 2.25%, 3/15/2026	32,000	28,630
Crown Castle, Inc. 1.05%, 7/15/2026	15,000	13,150
ERP Operating LP 2.85%, 11/1/2026	1,000	949
Essex Portfolio LP 3.50%, 4/1/2025	8,000	7,839
Healthpeak Properties, Inc. 1.35%, 2/1/2027	10,000	8,777
Mid-America Apartments LP 1.10%, 9/15/2026	16,000	13,997
Office Properties Income Trust 4.50%, 2/1/2025	46,000	43,136
Prologis LP 2.13%, 4/15/2027	4,000	3,685
Realty Income Corp. 3.88%, 4/15/2025	20,000	19,830
Simon Property Group LP 3.50%, 9/1/2025	48,000	47,352
Ventas Realty LP 3.25%, 10/15/2026	9,000	8,496
Welltower, Inc.
4.00%, 6/1/2025	12,000	11,858
2.70%, 2/15/2027	2,000	1,856
		279,978
Food & Staples Retailing — 0.1%
Costco Wholesale Corp. 1.38%, 6/20/2027	3,000	2,694
Kroger Co. (The)
3.50%, 2/1/2026	2,000	1,954
2.65%, 10/15/2026	5,000	4,722
Walmart, Inc. 1.05%, 9/17/2026	29,000	26,274
		35,644
Food Products — 0.1%
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	17,000	15,781
Kellogg Co. 3.25%, 4/1/2026	8,000	7,763
McCormick & Co., Inc. 3.40%, 8/15/2027	10,000	9,605
Tyson Foods, Inc. 3.90%, 9/28/2023	9,000	8,996
		42,145
Gas Utilities — 0.1%
Atmos Energy Corp. 3.00%, 6/15/2027	10,000	9,550
National Fuel Gas Co. 5.50%, 1/15/2026	17,000	17,168
Southern California Gas Co. Series TT, 2.60%, 6/15/2026	13,000	12,280
		38,998
Health Care Equipment & Supplies — 0.0% ^
Baxter International, Inc. 1.92%, 2/1/2027	2,000	1,798
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	37

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Equipment & Supplies — continued
Stryker Corp. 0.60%, 12/1/2023	4,000	3,842
Zimmer Biomet Holdings, Inc. 3.05%, 1/15/2026	11,000	10,527
		16,167
Health Care Providers & Services — 1.1%
AmerisourceBergen Corp. 0.74%, 3/15/2023	62,000	60,915
Cigna Corp.
0.61%, 3/15/2024	97,000	92,298
1.25%, 3/15/2026	50,000	45,013
CommonSpirit Health 2.76%, 10/1/2024	5,000	4,844
CVS Health Corp.
3.88%, 7/20/2025	25,000	24,822
1.30%, 8/21/2027	29,000	25,114
Elevance Health, Inc.
3.50%, 8/15/2024	13,000	12,857
3.35%, 12/1/2024	14,000	13,770
1.50%, 3/15/2026	13,000	11,861
HCA, Inc.
5.00%, 3/15/2024	50,000	50,275
5.25%, 4/15/2025	9,000	9,080
Humana, Inc. 1.35%, 2/3/2027	78,000	68,157
UnitedHealth Group, Inc.
1.25%, 1/15/2026	10,000	9,165
1.15%, 5/15/2026	2,000	1,816
3.38%, 4/15/2027	3,000	2,933
		432,920
Hotels, Restaurants & Leisure — 0.5%
McDonald's Corp. 3.25%, 6/10/2024	5,000	4,958
Sands China Ltd. (Macau) 5.63%, 8/8/2025 (c)	200,000	182,847
		187,805
Household Durables — 0.0% ^
DR Horton, Inc. 2.50%, 10/15/2024	13,000	12,485
Household Products — 0.3%
Kimberly-Clark Corp. 3.05%, 8/15/2025	16,000	15,681
Procter & Gamble Co. (The)
1.00%, 4/23/2026	5,000	4,579
1.90%, 2/1/2027	26,000	24,331
2.80%, 3/25/2027	53,000	50,989
		95,580
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Industrial Conglomerates — 0.3%
Honeywell International, Inc.
2.30%, 8/15/2024	15,000	14,633
1.10%, 3/1/2027	100,000	89,227
		103,860
Insurance — 0.3%
Aflac, Inc. 1.13%, 3/15/2026	30,000	27,130
Allied World Assurance Co. Holdings Ltd. 4.35%, 10/29/2025	9,000	8,753
Kemper Corp. 4.35%, 2/15/2025	6,000	5,949
Manulife Financial Corp. (Canada) 2.48%, 5/19/2027	10,000	9,186
Old Republic International Corp. 3.88%, 8/26/2026	39,000	37,650
Prudential Financial, Inc.
1.50%, 3/10/2026	18,000	16,492
(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (a)	2,000	1,966
		107,126
Interactive Media & Services — 0.0% ^
Alphabet, Inc. 0.80%, 8/15/2027	15,000	13,108
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
2.80%, 8/22/2024	7,000	6,913
0.80%, 6/03/2025	25,000	23,123
1.00%, 5/12/2026	37,000	33,515
eBay, Inc. 1.90%, 3/11/2025	2,000	1,888
		65,439
IT Services — 0.4%
Kyndryl Holdings, Inc. 2.05%, 10/15/2026 (b)	7,000	5,801
Mastercard, Inc. 3.38%, 4/1/2024	7,000	6,977
PayPal Holdings, Inc. 2.40%, 10/1/2024	16,000	15,574
Visa, Inc. 1.90%, 4/15/2027	35,000	32,306
Western Union Co. (The) 1.35%, 3/15/2026	100,000	88,551
		149,209
Leisure Products — 0.0% ^
Hasbro, Inc.
3.00%, 11/19/2024	5,000	4,867
3.55%, 11/19/2026	3,000	2,857
		7,724
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Machinery — 0.1%
CNH Industrial Capital LLC 1.45%, 7/15/2026	3,000	2,662
Cummins, Inc. 0.75%, 9/1/2025	26,000	23,834
		26,496
Media — 0.5%
Charter Communications Operating LLC 4.91%, 7/23/2025	10,000	9,977
Comcast Corp.
3.38%, 8/15/2025	20,000	19,670
3.95%, 10/15/2025	67,000	66,881
2.35%, 1/15/2027	8,000	7,448
Fox Corp. 3.05%, 4/7/2025	14,000	13,536
Omnicom Group, Inc. 3.65%, 11/1/2024	9,000	8,905
Paramount Global 4.00%, 1/15/2026	16,000	15,738
TCI Communications, Inc. 7.88%, 2/15/2026	1,000	1,117
WPP Finance 2010 (United Kingdom) 3.75%, 9/19/2024	41,000	40,361
		183,633
Metals & Mining — 0.0% ^
ArcelorMittal SA (Luxembourg) 4.55%, 3/11/2026	2,000	1,963
BHP Billiton Finance USA Ltd. (Australia)
3.85%, 9/30/2023	3,000	3,002
6.42%, 3/1/2026	1,000	1,069
		6,034
Multiline Retail — 0.0% ^
Target Corp. 2.25%, 4/15/2025	15,000	14,411
Multi-Utilities — 0.3%
Ameren Corp. 3.65%, 2/15/2026	52,000	50,604
Delmarva Power & Light Co. 3.50%, 11/15/2023	10,000	9,977
Dominion Energy, Inc.
3.07%, 8/15/2024 (c)	24,000	23,291
(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (a)	12,000	11,484
DTE Energy Co. 2.85%, 10/1/2026	3,000	2,818
NiSource, Inc. 0.95%, 8/15/2025	10,000	9,098
Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (a)	13,000	10,999
		118,271
Oil, Gas & Consumable Fuels — 1.3%
BP Capital Markets America, Inc. 3.41%, 2/11/2026	11,000	10,796
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Canadian Natural Resources Ltd. (Canada)
3.90%, 2/1/2025	12,000	11,819
2.05%, 7/15/2025	3,000	2,799
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	10,000	10,202
Chevron Corp. 2.00%, 5/11/2027	13,000	12,140
Chevron USA, Inc.
0.69%, 8/12/2025	3,000	2,741
1.02%, 8/12/2027	17,000	14,825
ConocoPhillips Co. 3.35%, 11/15/2024	2,000	1,982
Energy Transfer LP
4.25%, 4/1/2024	9,000	8,938
2.90%, 5/15/2025	13,000	12,328
4.75%, 1/15/2026	7,000	6,948
Enterprise Products Operating LLC 3.75%, 2/15/2025	45,000	44,694
Exxon Mobil Corp.
3.18%, 3/15/2024	80,000	79,607
3.04%, 3/1/2026	9,000	8,765
2.28%, 8/16/2026	43,000	40,613
Kinder Morgan Energy Partners LP 4.15%, 2/1/2024	18,000	18,004
Kinder Morgan, Inc. 1.75%, 11/15/2026	6,000	5,364
Marathon Petroleum Corp. 4.70%, 5/1/2025	6,000	6,039
MPLX LP 4.88%, 12/1/2024	23,000	23,160
ONEOK, Inc. 2.20%, 9/15/2025	8,000	7,467
Ovintiv Exploration, Inc. 5.38%, 1/1/2026	5,000	5,077
Petroleos Mexicanos (Mexico) 6.84%, 1/23/2030 (d)	1	1
Pioneer Natural Resources Co. 1.13%, 1/15/2026	15,000	13,404
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	23,000	23,435
Spectra Energy Partners LP 4.75%, 3/15/2024	4,000	4,021
TC PipeLines LP 4.38%, 3/13/2025	20,000	19,947
TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	46,000	45,844
Williams Cos., Inc. (The)
4.50%, 11/15/2023	34,000	34,102
3.90%, 1/15/2025	3,000	2,962
		478,024
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd. (Brazil)
4.00%, 1/14/2025	6,000	5,951
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	39

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Paper & Forest Products — continued
5.50%, 1/17/2027	6,000	6,062
Georgia-Pacific LLC 8.00%, 1/15/2024	16,000	16,831
		28,844
Personal Products — 0.0% ^
Estee Lauder Cos., Inc. (The) 2.00%, 12/1/2024	15,000	14,552
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.
3.25%, 11/1/2023	15,000	14,951
2.90%, 7/26/2024	9,000	8,871
Eli Lilly & Co. 2.75%, 6/1/2025	15,000	14,700
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.63%, 5/15/2025	2,000	1,990
Johnson & Johnson
3.38%, 12/5/2023	9,000	8,985
0.55%, 9/1/2025	85,000	77,851
Merck & Co., Inc.
2.75%, 2/10/2025	27,000	26,412
1.70%, 6/10/2027	41,000	37,245
Mylan, Inc. 4.20%, 11/29/2023	13,000	12,990
Novartis Capital Corp. (Switzerland) 1.75%, 2/14/2025	2,000	1,916
Pfizer, Inc.
3.20%, 9/15/2023	7,000	6,970
3.40%, 5/15/2024	15,000	14,945
2.75%, 6/3/2026	5,000	4,848
		232,674
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC
3.75%, 4/1/2024	14,000	13,990
3.00%, 4/1/2025	22,000	21,606
3.65%, 9/1/2025	8,000	7,956
3.25%, 6/15/2027	11,000	10,739
Canadian Pacific Railway Co. (Canada) 1.75%, 12/2/2026	3,000	2,720
JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	5,000	4,909
Ryder System, Inc. 4.63%, 6/1/2025	8,000	7,991
Union Pacific Corp. 3.25%, 1/15/2025	24,000	23,696
		93,607
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc. 3.63%, 10/15/2024	10,000	9,889
Intel Corp. 3.40%, 3/25/2025	2,000	1,976
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Texas Instruments, Inc.
1.38%, 3/12/2025	6,000	5,657
1.13%, 9/15/2026	12,000	10,889
TSMC Arizona Corp. (Taiwan) 1.75%, 10/25/2026	200,000	180,699
		209,110
Software — 0.3%
Adobe, Inc. 1.90%, 2/1/2025	7,000	6,710
Intuit, Inc. 1.35%, 7/15/2027	10,000	8,787
Microsoft Corp. 2.70%, 2/12/2025	15,000	14,748
Oracle Corp.
2.40%, 9/15/2023	93,000	91,367
1.65%, 3/25/2026	6,000	5,412
		127,024
Specialty Retail — 0.1%
Home Depot, Inc. (The)
3.35%, 9/15/2025	5,000	4,949
2.50%, 4/15/2027	8,000	7,552
Lowe's Cos., Inc.
3.13%, 9/15/2024	30,000	29,528
3.38%, 9/15/2025	6,000	5,878
		47,907
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
3.00%, 2/9/2024	32,000	31,741
3.45%, 5/6/2024	10,000	9,986
2.75%, 1/13/2025	10,000	9,806
2.50%, 2/9/2025	2,000	1,948
0.70%, 2/8/2026	36,000	32,528
Dell International LLC
4.00%, 7/15/2024	15,000	14,944
5.85%, 7/15/2025	14,000	14,496
Hewlett Packard Enterprise Co. 1.45%, 4/1/2024	12,000	11,527
HP, Inc.
2.20%, 6/17/2025	38,000	35,848
1.45%, 6/17/2026	2,000	1,782
		164,606
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 2.40%, 3/27/2025	20,000	19,364
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	18,000	17,583
2.79%, 9/6/2024	9,000	8,717
Philip Morris International, Inc. 1.50%, 5/1/2025	3,000	2,813
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	5,000	4,955
		34,068
Water Utilities — 0.0% ^
American Water Capital Corp. 3.40%, 3/1/2025	1,000	985
Wireless Telecommunication Services — 0.0% ^
T-Mobile USA, Inc. 1.50%, 2/15/2026	2,000	1,803
Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	4,000	3,986
		5,789
Total Corporate Bonds (Cost $9,915,684)		9,381,416
Mortgage-Backed Securities — 8.0%
FHLMC Gold Pools, 15 Year
Pool # J14776, 3.00%, 3/1/2026	6,186	6,099
Pool # G18452, 2.50%, 12/1/2027	18,520	17,975
Pool # G18511, 2.50%, 5/1/2029	1,783	1,710
Pool # G18549, 2.50%, 4/1/2030	17,362	16,648
Pool # G15520, 3.00%, 7/1/2030	8,514	8,319
Pool # G18568, 2.50%, 9/1/2030	8,322	7,980
Pool # J33012, 3.00%, 10/1/2030	21,087	20,641
Pool # G18600, 2.50%, 5/1/2031	6,144	5,931
Pool # G16028, 3.00%, 8/1/2031	4,978	4,873
Pool # J35495, 2.50%, 10/1/2031	12,452	11,939
Pool # G18626, 2.50%, 1/1/2032	28,000	26,846
Pool # G18632, 3.00%, 2/1/2032	6,459	6,282
Pool # J37147, 3.00%, 6/1/2032	7,614	7,401
Pool # G16207, 3.50%, 7/1/2032	6,791	6,697
Pool # G18715, 3.00%, 12/1/2033	4,384	4,265
FHLMC UMBS, 15 Year
Pool # ZS8617, 2.50%, 8/1/2031	13,571	13,000
Pool # ZS7938, 2.50%, 1/1/2033	1,871	1,792
Pool # ZS7988, 3.50%, 2/1/2033	9,667	9,518
Pool # ZK9341, 3.00%, 3/1/2033	2,469	2,399
Pool # ZT0716, 3.00%, 10/1/2033	2,377	2,310
Pool # SB0194, 2.50%, 12/1/2033	5,108	4,893
Pool # SB0109, 2.50%, 11/1/2034	22,977	21,866
Pool # SB8021, 3.00%, 12/1/2034	4,274	4,151
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # SB0264, 2.50%, 2/1/2035	11,210	10,627
Pool # QN2057, 3.00%, 5/1/2035	13,588	13,195
Pool # SB0345, 2.00%, 6/1/2035	71,085	65,590
Pool # SB0401, 2.00%, 7/1/2035	18,750	17,300
Pool # SB0394, 2.50%, 7/1/2035	10,219	9,687
Pool # SB8501, 2.00%, 8/1/2035	49,819	45,968
Pool # SB0406, 2.50%, 8/1/2035	19,302	18,297
Pool # SB8058, 2.50%, 8/1/2035	24,149	22,892
Pool # RC1591, 1.50%, 10/1/2035	59,879	53,855
Pool # QN4391, 1.50%, 11/1/2035	59,686	53,699
Pool # QN4278, 2.00%, 11/1/2035	6,947	6,410
Pool # QN4490, 1.50%, 12/1/2035	82,122	73,864
Pool # SB0450, 2.00%, 12/1/2035	43,545	40,181
Pool # QN4861, 1.50%, 1/1/2036	64,808	58,310
Pool # SB8088, 1.50%, 2/1/2036	15,343	13,804
Pool # SB8102, 1.50%, 5/1/2036	27,023	24,312
Pool # RC2089, 2.00%, 7/1/2036	72,693	67,070
Pool # SB8118, 1.50%, 9/1/2036	58,028	52,206
Pool # SB8127, 1.50%, 11/1/2036	73,541	66,162
FNMA UMBS, 15 Year
Pool # AK3264, 3.00%, 2/1/2027	4,109	4,037
Pool # AV4793, 3.50%, 5/1/2029	7,859	7,727
Pool # AW3641, 3.00%, 6/1/2029	8,265	8,083
Pool # AS4489, 2.50%, 3/1/2030	1,953	1,871
Pool # AL6583, 3.00%, 3/1/2030	4,198	4,105
Pool # AS4860, 2.50%, 5/1/2030	14,604	13,991
Pool # AL9852, 3.00%, 9/1/2030	11,947	11,689
Pool # AS7467, 2.50%, 7/1/2031	6,606	6,328
Pool # AS7606, 2.50%, 7/1/2031	22,907	21,944
Pool # AS7620, 2.50%, 7/1/2031	33,735	32,316
Pool # AS7657, 2.50%, 8/1/2031	12,480	11,949
Pool # FM6169, 3.50%, 5/1/2032	56,723	55,862
Pool # 890822, 3.00%, 12/1/2032	38,412	37,328
Pool # BM3276, 3.50%, 12/1/2032	8,597	8,465
Pool # CA1089, 3.00%, 2/1/2033	7,340	7,133
Pool # FM3937, 3.00%, 4/1/2033	7,893	7,721
Pool # FM4036, 2.50%, 12/1/2033	8,889	8,516
Pool # BN3975, 3.00%, 1/1/2034	885	860
Pool # MA3631, 3.00%, 4/1/2034	7,822	7,596
Pool # MA3709, 2.50%, 6/1/2034	4,914	4,677
Pool # BJ5549, 3.00%, 8/1/2034	2,299	2,231
Pool # FM2403, 3.50%, 9/1/2034	8,136	8,012
Pool # FM5400, 2.50%, 10/1/2034	11,717	11,226
Pool # BO4944, 2.50%, 11/1/2034	28,655	27,268
Pool # MA3828, 3.00%, 11/1/2034	7,558	7,340
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	41

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # FM4671, 3.50%, 1/1/2035	2,460	2,422
Pool # BP5762, 2.50%, 6/1/2035	36,277	34,389
Pool # FM3654, 3.00%, 6/1/2035	22,918	22,256
Pool # FM3936, 2.50%, 8/1/2035	5,281	5,059
Pool # MA4154, 1.50%, 10/1/2035	39,134	35,197
Pool # CA7497, 2.50%, 10/1/2035	9,710	9,204
Pool # FM4850, 2.00%, 11/1/2035	34,267	31,618
Pool # FM5396, 2.00%, 12/1/2035	52,119	48,105
Pool # CA8788, 2.00%, 1/1/2036	68,810	63,487
Pool # FM6510, 2.00%, 3/1/2036	34,647	31,978
Pool # FM6512, 2.00%, 3/1/2036	37,145	34,271
Pool # MA4298, 2.50%, 3/1/2036	20,051	19,057
Pool # CB0302, 1.50%, 5/1/2036	54,588	49,113
Pool # FM7113, 2.00%, 5/1/2036	42,256	38,988
Pool # MA4329, 2.00%, 5/1/2036	65,678	60,597
Pool # BP3507, 2.00%, 6/1/2036	64,774	59,764
Pool # CB0747, 2.50%, 6/1/2036	10,575	10,043
Pool # MA4361, 2.50%, 6/1/2036	14,340	13,576
Pool # MA4383, 2.00%, 7/1/2036	191,029	176,250
Pool # MA4384, 2.50%, 7/1/2036	14,805	14,018
Pool # FM9020, 2.00%, 9/1/2036	26,134	24,119
Pool # FM9367, 1.50%, 11/1/2036	50,531	45,445
Pool # MA4470, 2.00%, 11/1/2036	36,424	33,605
Pool # MA4497, 2.00%, 12/1/2036	35,033	32,321
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 9/25/2037 (e)	226,000	203,073
TBA, 2.00%, 9/25/2037 (e)	330,000	304,219
TBA, 2.50%, 9/25/2037 (e)	180,000	170,269
TBA, 3.00%, 9/25/2037 (e)	175,000	169,497
TBA, 3.50%, 9/25/2037 (e)	50,000	49,100
GNMA II, 15 Year
Pool # MA4559, 3.00%, 7/20/2032	5,973	5,786
Pool # MA7107, 2.50%, 1/20/2036	21,065	19,865
Total Mortgage-Backed Securities (Cost $3,310,107)		3,061,930
Supranational — 2.6%
African Development Bank (Supranational)
0.88%, 3/23/2026	30,000	27,266
0.88%, 7/22/2026	3,000	2,705
Asian Development Bank (Supranational)
0.38%, 6/11/2024	194,000	183,489
1.50%, 10/18/2024	12,000	11,503
2.00%, 1/22/2025	23,000	22,175
0.38%, 9/3/2025	120,000	109,073
1.00%, 4/14/2026	52,000	47,506
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

1.50%, 1/20/2027	58,000	53,347
Asian Infrastructure Investment Bank (The) (Supranational)
2.25%, 5/16/2024	84,000	82,039
0.50%, 5/28/2025	55,000	50,357
European Bank for Reconstruction & Development (Supranational)
1.50%, 2/13/2025	5,000	4,756
0.50%, 11/25/2025	4,000	3,624
0.50%, 1/28/2026	8,000	7,208
European Investment Bank (Supranational)
1.63%, 3/14/2025	61,000	58,150
0.38%, 12/15/2025	11,000	9,916
0.38%, 3/26/2026	41,000	36,681
1.38%, 3/15/2027	37,000	33,795
Inter-American Development Bank (Supranational)
0.50%, 9/23/2024	43,000	40,418
0.50%, 9/23/2024	1,000	940
0.63%, 7/15/2025	27,000	24,816
0.88%, 4/20/2026	73,000	66,354
1.50%, 1/13/2027	1,000	921
International Bank for Reconstruction & Development (Supranational)
2.50%, 11/25/2024	15,000	14,670
2.13%, 3/3/2025	5,000	4,829
0.63%, 4/22/2025	72,000	66,720
2.50%, 7/29/2025	34,000	32,967
International Finance Corp. (Supranational) 0.38%, 7/16/2025	15,000	13,698
Total Supranational (Cost $1,067,920)		1,009,923
Commercial Mortgage-Backed Securities — 2.2%
Benchmark Mortgage Trust
Series 2018-B3, Class A3, 3.75%, 4/10/2051	25,000	24,420
Series 2019-B12, Class A2, 3.00%, 8/15/2052	6,536	6,329
CGMS Commercial Mortgage Trust Series 2017-B1, Class AAB, 3.24%, 8/15/2050	16,000	15,445
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	19,889
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	8,727	8,492
Series 2020-GC46, Class A2, 2.71%, 2/15/2053	20,000	19,036
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Commercial Mortgage Trust
Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,015	23,738
Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	19,828
Commercial Mortgage Trust, Series 2013-CR12, Class A4 Series 2013-CR12, Class A4, 4.05%, 10/10/2046	75,000	74,431
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	20,000	19,497
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K028, Class A2, 3.11%, 2/25/2023	46,810	46,634
Series K046, Class A2, 3.21%, 3/25/2025	26,000	25,577
Series K733, Class A2, 3.75%, 8/25/2025	30,000	29,824
Series K063, Class A2, 3.43%, 1/25/2027 (f)	100,000	98,417
FNMA ACES
Series 2017-M10, Class AV2, 2.64%, 7/25/2024 (f)	12,004	11,790
Series 2017-M1, Class A2, 2.50%, 10/25/2026 (f)	39,923	37,796
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	43,480	42,240
GS Mortgage Securities Trust
Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	29,720
Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	16,618
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17, Class ASB, 3.71%, 1/15/2047	5,696	5,658
Series 2014-C19, Class C, 4.81%, 4/15/2047 ‡ (f)	10,000	9,741
Series 2014-C23, Class C, 4.63%, 9/15/2047 ‡ (f)	20,000	18,906
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10, Class AS, 3.37%, 12/15/2047 ‡	20,000	19,827
Series 2015-JP1, Class D, 4.38%, 1/15/2049 ‡ (f)	10,000	8,529
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class A3, 3.25%, 12/15/2047	5,552	5,424
Series 2015-C25, Class ASB, 3.38%, 10/15/2048	21,377	20,945
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2016-C31, Class A5, 3.10%, 11/15/2049	32,000	30,243
UBS Commercial Mortgage Trust Series 2018-C13, Class A2, 4.21%, 10/15/2051	5,670	5,629
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	23,000	22,843
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (f)	12,000	11,798
Series 2014-LC18, Class A5, 3.41%, 12/15/2047	15,000	14,601
Series 2015-C31, Class A4, 3.70%, 11/15/2048	24,000	23,369
Series 2019-C54, Class A2, 3.01%, 12/15/2052	35,000	33,715
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class A3, 2.88%, 12/15/2045	8,965	8,934
Series 2012-C10, Class B, 3.74%, 12/15/2045 ‡	15,000	14,720
Series 2014-C20, Class A5, 4.00%, 5/15/2047	12,000	11,872
Total Commercial Mortgage-Backed Securities (Cost $878,853)		836,475
U.S. Government Agency Securities — 2.0%
FFCB Funding Corp.
0.13%, 11/23/2022	18,000	17,878
0.13%, 5/10/2023	105,000	102,538
2.51%, 4/1/2025	4,000	3,888
1.00%, 10/7/2026	46,000	41,063
0.79%, 6/21/2027	2,000	1,739
FHLB
0.75%, 11/22/2023	85,000	81,964
2.75%, 12/13/2024	25,000	24,516
0.50%, 4/14/2025	85,000	78,588
0.75%, 2/24/2026	70,000	63,262
1.25%, 12/21/2026	60,000	54,789
0.90%, 2/26/2027	15,000	13,280
FHLMC
0.38%, 5/5/2023	129,000	126,309
0.25%, 8/24/2023	8,000	7,742
FNMA
0.25%, 11/27/2023	82,000	78,824
0.63%, 4/22/2025	5,000	4,631
0.88%, 12/18/2026	10,000	8,844
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	43

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Government Agency Securities — continued
Israel Government AID Bond (Israel)
5.50%, 9/18/2023	45,000	45,860
5.50%, 4/26/2024	15,000	15,416
Total U.S. Government Agency Securities (Cost $797,274)		771,131
Foreign Government Securities — 1.6%
Canada Government Bond 0.75%, 5/19/2026	130,000	117,437
Export Development Canada
2.63%, 2/21/2024	40,000	39,449
3.00%, 5/25/2027	15,000	14,664
Hungary Government Bond 5.75%, 11/22/2023	1,000	1,015
Italian Republic Government Bond 6.88%, 9/27/2023	39,000	39,812
Oriental Republic of Uruguay, 4.50%, 8/14/2024	16,333	16,541
Province of Alberta 1.00%, 5/20/2025	13,000	12,098
Province of British Columbia
2.25%, 6/2/2026	9,000	8,530
0.90%, 7/20/2026	44,000	39,613
Province of Manitoba, 2.13%, 6/22/2026	3,000	2,819
Province of Ontario
3.20%, 5/16/2024	10,000	9,921
0.63%, 1/21/2026	82,000	73,800
1.05%, 4/14/2026	8,000	7,266
Province of Quebec 1.50%, 2/11/2025	10,000	9,508
Republic of Peru 2.39%, 1/23/2026	15,000	14,037
Republic of Philippines, 10.63%, 3/16/2025	2,000	2,332
Republic of Poland 4.00%, 1/22/2024	12,000	11,990
Svensk Exportkredit AB 0.38%, 7/30/2024	200,000	187,980
Total Foreign Government Securities (Cost $642,667)		608,812
Asset-Backed Securities — 0.8%
American Express Credit Account Master Trust Series 2017-7, Class A, 2.35%, 5/15/2025	30,000	29,968
AmeriCredit Automobile Receivables Trust Series 2020-3, Class B, 0.76%, 12/18/2025	30,000	28,948
Capital One Multi-Asset Execution Trust Series 2022-A2, Class A, 3.49%, 5/15/2027	30,000	29,694
CarMax Auto Owner Trust Series 2021-1, Class A3, 0.34%, 12/15/2025	23,448	22,836
Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	32,878
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Drive Auto Receivables Trust Series 2021-2, Class B, 0.58%, 12/15/2025	40,000	39,353
Exeter Automobile Receivables Trust Series 2021-3A, Class C, 0.96%, 10/15/2026	40,000	38,168
Ford Credit Floorplan Master Owner Trust A
Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	14,944
Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	7,859
GM Financial Consumer Automobile Receivables Trust Series 2020-2, Class A4, 1.74%, 8/18/2025	22,000	21,421
Verizon Owner Trust Series 2020-A, Class A1A, 1.85%, 7/22/2024	8,071	8,034
World Omni Auto Receivables Trust Series 2021-C, Class A3, 0.44%, 8/17/2026	30,000	28,770
Total Asset-Backed Securities (Cost $308,609)		302,873
Municipal Bonds — 0.1% (g)
California — 0.0% ^
University of California, Taxable Series 2020BG, Rev., 0.88%, 5/15/2025	5,000	4,618
University of California, Taxable Fixed Rate Notes Series 2017AX, Rev., 3.06%, 7/1/2025	5,000	4,911
Total California		9,529
Florida — 0.1%
State Board of Administration Finance Corp. Series 2020A, Rev., 1.71%, 7/1/2027	50,000	44,717
New Jersey — 0.0% ^
New Jersey Economic Development Authority Series 1997B, Rev., AGM, Zero Coupon, 2/15/2023	1,000	982
Total Municipal Bonds (Cost $57,402)		55,228
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (h) (i) (Cost $1,095,512)	1,095,512	1,095,512
Total Investments — 101.9% (Cost $40,925,627)		38,931,190
Liabilities in Excess of Other Assets — (1.9)%		(738,495)
NET ASSETS — 100.0%		38,192,695

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
CME	Chicago Mercantile Exchange
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(d)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(g)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 29.7%
Aerospace & Defense — 0.6%
Boeing Co. (The)
1.17%, 2/4/2023	20,000	19,790
1.95%, 2/1/2024	18,000	17,416
1.43%, 2/4/2024	35,000	33,553
2.75%, 2/1/2026	14,000	13,098
2.20%, 2/4/2026	95,000	86,932
3.10%, 5/1/2026	35,000	33,046
2.70%, 2/1/2027	65,000	58,905
5.93%, 5/1/2060	40,000	38,199
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	85,000	75,145
BWX Technologies, Inc. 4.13%, 4/15/2029 (a)	130,000	116,025
Howmet Aerospace, Inc.
5.13%, 10/1/2024	142,000	141,135
5.95%, 2/1/2037	14,000	13,576
Lockheed Martin Corp. 4.50%, 5/15/2036	125,000	124,090
Precision Castparts Corp. 4.38%, 6/15/2045	54,000	49,784
Raytheon Technologies Corp.
4.13%, 11/16/2028	735,000	719,756
2.38%, 3/15/2032	95,000	79,775
3.13%, 7/1/2050	125,000	93,061
3.03%, 3/15/2052	350,000	254,776
Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	105,000	102,681
TransDigm, Inc. 6.25%, 3/15/2026 (a)	190,000	186,675
Triumph Group, Inc.
6.25%, 9/15/2024 (a)	10,000	9,200
7.75%, 8/15/2025	16,000	13,475
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a)	20,000	12,000
		2,292,093
Airlines — 0.2%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	240,000	228,307
5.75%, 4/20/2029 (a)	215,000	194,089
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	29,390	27,964
Delta Air Lines, Inc. 7.38%, 1/15/2026	105,000	107,100
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	190,000	190,475
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Airlines — continued
United Airlines Holdings, Inc.
5.00%, 2/1/2024	20,000	19,442
4.88%, 1/15/2025	16,000	15,130
		782,507
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	185,088
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	65,000	61,105
3.75%, 1/30/2031 (a)	75,000	60,775
American Axle & Manufacturing, Inc.
6.88%, 7/1/2028	120,000	113,951
5.00%, 10/1/2029	75,000	63,156
Aptiv plc 5.40%, 3/15/2049	25,000	22,029
Clarios Global LP 6.25%, 5/15/2026 (a)	67,000	66,256
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (a)	5,000	5,227
5.63%, 11/15/2026 (a)	30,000	14,646
Dana, Inc.
5.38%, 11/15/2027	130,000	115,905
4.50%, 2/15/2032	40,000	31,934
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	19,000	18,334
5.00%, 7/15/2029	130,000	116,538
5.25%, 7/15/2031	225,000	193,914
Icahn Enterprises LP
6.38%, 12/15/2025	22,000	21,468
5.25%, 5/15/2027	125,000	113,719
Lear Corp. 2.60%, 1/15/2032	10,000	7,710
		1,211,755
Automobiles — 0.2%
Ford Motor Co. 9.63%, 4/22/2030	120,000	140,343
General Motors Co.
6.13%, 10/1/2025	50,000	51,463
5.15%, 4/1/2038	35,000	30,766
5.95%, 4/1/2049	25,000	23,213
Hyundai Capital America
0.80%, 1/8/2024 (a)	70,000	66,511
1.50%, 6/15/2026 (a)	40,000	35,003
3.00%, 2/10/2027 (a)	200,000	182,619
Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (a)	200,000	185,170
		715,088
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — 5.5%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (b)	200,000	167,178
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (b)	200,000	155,502
AIB Group plc (Ireland) 4.75%, 10/12/2023 (a)	200,000	198,336
ASB Bank Ltd. (New Zealand) 2.38%, 10/22/2031 (a)	200,000	164,266
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	193,134
Banco Santander SA (Spain)
5.29%, 8/18/2027	400,000	391,478
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.22%, 11/22/2032 (b)	200,000	152,885
Bank of America Corp.
(SOFR + 0.41%), 0.52%, 6/14/2024 (b)	400,000	387,589
3.88%, 8/1/2025	203,000	201,701
(SOFR + 1.01%), 1.20%, 10/24/2026 (b)	500,000	447,032
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	40,000	38,184
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	236,000	225,907
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (b)	475,000	451,207
(ICE LIBOR USD 3 Month + 1.37%), 3.59%, 7/21/2028 (b)	261,000	245,689
(SOFR + 2.04%), 4.95%, 7/22/2028 (b)	390,000	389,644
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	454,000	420,522
(SOFR + 1.06%), 2.09%, 6/14/2029 (b)	135,000	114,773
(SOFR + 1.53%), 1.90%, 7/23/2031 (b)	510,000	401,680
(SOFR + 1.37%), 1.92%, 10/24/2031 (b)	50,000	39,555
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (b)	480,000	397,960
(SOFR + 1.32%), 2.69%, 4/22/2032 (b)	340,000	281,859
(SOFR + 1.22%), 2.30%, 7/21/2032 (b)	550,000	439,038
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.21%), 2.57%, 10/20/2032 (b)	655,000	535,375
(SOFR + 2.16%), 5.02%, 7/22/2033 (b)	225,000	222,900
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (b)	112,000	97,712
(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	150,000	107,405
Bank of Montreal (Canada) 1.50%, 1/10/2025	220,000	207,015
Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	250,000	247,472
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (b) (c) (d)	50,000	44,250
2.20%, 2/3/2025	12,000	11,439
3.45%, 4/11/2025	150,000	146,650
Banque Federative du Credit Mutuel SA (France)
3.75%, 7/20/2023 (a)	250,000	249,611
4.52%, 7/13/2025 (a)	320,000	318,466
Barclays plc (United Kingdom)
5.20%, 5/12/2026	200,000	198,471
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (b)	200,000	175,649
BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (a) (b)	200,000	168,357
Canadian Imperial Bank of Commerce (Canada)
3.10%, 4/2/2024	34,000	33,509
3.30%, 4/7/2025	105,000	102,285
Citigroup, Inc.
(SOFR + 1.37%), 4.14%, 5/24/2025 (b)	81,000	80,452
(SOFR + 0.69%), 2.01%, 1/25/2026 (b)	444,000	417,188
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	350,000	335,102
Series VAR, (SOFR + 1.28%), 3.07%, 2/24/2028 (b)	285,000	263,512
(SOFR + 1.89%), 4.66%, 5/24/2028 (b)	60,000	59,157
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	300,000	282,541
(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (b)	345,000	328,152
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.42%), 2.98%, 11/5/2030 (b)	25,000	21,787
(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	155,000	147,909
(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	120,000	100,263
(SOFR + 1.17%), 2.56%, 5/1/2032 (b)	260,000	212,652
(SOFR + 1.18%), 2.52%, 11/3/2032 (b)	365,000	294,997
(SOFR + 1.38%), 2.90%, 11/3/2042 (b)	55,000	40,200
Citizens Financial Group, Inc. 2.50%, 2/6/2030	11,000	9,253
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (a) (b)	360,000	338,431
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	250,000	229,443
(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (b)	250,000	219,671
(USD Swap Semi 5 Year + 1.64%), 4.00%, 1/10/2033 (a) (b)	250,000	225,515
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.45%), 3.77%, 3/28/2025 (a) (b)	200,000	195,012
Fifth Third Bancorp 3.65%, 1/25/2024	70,000	69,551
HSBC Holdings plc (United Kingdom)
(SOFR + 1.43%), 3.00%, 3/10/2026 (b)	290,000	274,760
(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	200,000	174,208
(SOFR + 2.61%), 5.21%, 8/11/2028 (b)	305,000	297,696
(SOFR + 1.73%), 2.01%, 9/22/2028 (b)	450,000	380,456
(SOFR + 1.29%), 2.21%, 8/17/2029 (b)	200,000	165,520
7.63%, 5/17/2032	143,000	162,779
(SOFR + 1.41%), 2.87%, 11/22/2032 (b)	250,000	198,662
(SOFR + 2.87%), 5.40%, 8/11/2033 (b)	200,000	190,295
6.10%, 1/14/2042	230,000	248,943
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (b)	200,000	180,796
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (b) (c) (d)	200,000	148,026
Intesa Sanpaolo SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (b)	200,000	130,483
KeyCorp 2.25%, 4/6/2027	57,000	51,226
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (b)	200,000	192,646
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.76%, 7/26/2023	100,000	99,858
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	200,000	192,826
3.78%, 3/2/2025	269,000	266,023
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.87%), 2.17%, 5/22/2032 (b)	225,000	176,905
National Australia Bank Ltd. (Australia) 3.38%, 1/14/2026	250,000	242,944
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (b)	200,000	194,327
NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (a)	200,000	186,117
PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	99,000	86,818
Royal Bank of Canada (Canada)
4.65%, 1/27/2026	45,000	45,340
4.24%, 8/3/2027	425,000	419,420
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.99%), 1.67%, 6/14/2027 (b)	200,000	172,987
(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/3/2028 (b)	200,000	182,343
Societe Generale SA (France)
4.25%, 4/14/2025 (a)	200,000	195,833
4.75%, 11/24/2025 (a)	200,000	195,397
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (b)	200,000	174,293
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	200,000	173,105
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (b)	200,000	176,220
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (b)	200,000	189,020
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.75%, 7/19/2023	53,000	52,944
Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.05%, 9/12/2025 (a)	60,000	54,117
Toronto-Dominion Bank (The) (Canada)
3.25%, 3/11/2024	33,000	32,606
2.65%, 6/12/2024	81,000	79,109
2.00%, 9/10/2031	235,000	190,145
Truist Bank 4.05%, 11/3/2025	60,000	59,953
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	200,000	169,227
US Bancorp 3.00%, 7/30/2029	97,000	87,514
Wells Fargo & Co.
3.55%, 9/29/2025	77,000	75,672
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (b)	363,000	341,539
(SOFR + 1.32%), 3.91%, 4/25/2026 (b)	90,000	88,183
3.00%, 10/23/2026	360,000	340,139
(SOFR + 1.51%), 3.53%, 3/24/2028 (b)	325,000	307,020
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	1,101,000	1,038,879
(SOFR + 1.98%), 4.81%, 7/25/2028 (b)	320,000	317,651
(SOFR + 1.26%), 2.57%, 2/11/2031 (b)	250,000	211,745
(SOFR + 2.10%), 4.90%, 7/25/2033 (b)	180,000	177,113
4.90%, 11/17/2045	25,000	23,097
Westpac Banking Corp. (Australia)
2.85%, 5/13/2026	25,000	23,930
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
1.95%, 11/20/2028	30,000	26,103
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b)	275,000	261,740
		22,767,171
Beverages — 0.3%
Anheuser-Busch Cos. LLC (Belgium)
4.70%, 2/1/2036	540,000	522,443
4.90%, 2/1/2046	65,000	61,708
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	95,000	87,730
4.44%, 10/6/2048	40,000	35,557
4.60%, 6/1/2060	90,000	79,836
Coca-Cola Co. (The) 2.60%, 6/1/2050	50,000	36,396
Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	150,000	133,676
Constellation Brands, Inc. 4.65%, 11/15/2028	95,000	94,233
Diageo Capital plc (United Kingdom) 3.88%, 4/29/2043	30,000	26,496
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	150,000	116,717
Keurig Dr Pepper, Inc. 3.40%, 11/15/2025	38,000	37,192
Keurig Dr. Pepper, Inc. 4.05%, 4/15/2032	135,000	125,944
		1,357,928
Biotechnology — 0.5%
AbbVie, Inc.
2.95%, 11/21/2026	73,000	68,861
3.20%, 11/21/2029	271,000	247,522
4.05%, 11/21/2039	444,000	391,379
4.63%, 10/1/2042	75,000	68,853
Amgen, Inc.
1.65%, 8/15/2028	15,000	12,938
3.35%, 2/22/2032	610,000	551,529
3.15%, 2/21/2040	27,000	21,340
Biogen, Inc. 2.25%, 5/1/2030	65,000	53,097
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	100,000	70,000
Gilead Sciences, Inc.
2.95%, 3/1/2027	195,000	184,709
1.65%, 10/1/2030	118,000	95,891
2.60%, 10/1/2040	220,000	159,823
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Biotechnology — continued
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	166,711
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	80,000	63,264
		2,155,917
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	210,000	167,629
Griffon Corp. 5.75%, 3/1/2028	140,000	129,500
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	200,000	183,997
Masco Corp. 1.50%, 2/15/2028	25,000	21,049
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	70,000	59,209
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	20,000	18,291
4.75%, 1/15/2028 (a)	260,000	227,276
Summit Materials LLC 5.25%, 1/15/2029 (a)	65,000	58,467
		865,418
Capital Markets — 2.3%
Ameriprise Financial, Inc. 4.00%, 10/15/2023	47,000	47,036
Bank of New York Mellon Corp. (The)
2.10%, 10/24/2024	30,000	29,060
3.25%, 5/16/2027	160,000	154,666
Charles Schwab Corp. (The)
0.90%, 3/11/2026	30,000	26,988
2.75%, 10/1/2029	46,000	41,395
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	310,000	299,806
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	250,000	210,364
(SOFR + 1.73%), 3.09%, 5/14/2032 (a) (b)	250,000	188,951
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	53,000	57,984
Deutsche Bank AG (Germany) (SOFR + 2.16%), 2.22%, 9/18/2024 (b)	150,000	144,665
Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	280,000	273,779
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (b)	201,000	195,771
3.50%, 11/16/2026	371,000	356,388
3.85%, 1/26/2027	135,000	130,793
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(SOFR + 0.80%), 1.43%, 3/9/2027 (b)	1,085,000	965,297
(SOFR + 1.51%), 4.39%, 6/15/2027 (b)	117,000	114,828
(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	150,000	136,026
(SOFR + 1.28%), 2.62%, 4/22/2032 (b)	785,000	648,631
(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	170,000	137,611
(SOFR + 1.26%), 2.65%, 10/21/2032 (b)	25,000	20,527
(SOFR + 1.41%), 3.10%, 2/24/2033 (b)	190,000	161,641
(SOFR + 1.51%), 3.21%, 4/22/2042 (b)	60,000	45,976
(SOFR + 1.63%), 3.44%, 2/24/2043 (b)	18,000	14,183
LPL Holdings, Inc. 4.00%, 3/15/2029 (a)	120,000	106,250
Morgan Stanley
(SOFR + 1.16%), 3.62%, 4/17/2025 (b)	90,000	88,675
3.88%, 1/27/2026	330,000	326,285
3.13%, 7/27/2026	130,000	123,853
3.63%, 1/20/2027	191,000	185,567
(SOFR + 0.88%), 1.59%, 5/4/2027 (b)	210,000	187,180
(SOFR + 1.00%), 2.48%, 1/21/2028 (b)	614,000	557,728
(SOFR + 1.61%), 4.21%, 4/20/2028 (b)	303,000	295,248
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	330,000	311,525
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (b)	373,000	363,354
(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	70,000	60,565
(SOFR + 1.18%), 2.24%, 7/21/2032 (b)	80,000	64,441
(SOFR + 1.20%), 2.51%, 10/20/2032 (b)	68,000	55,685
(SOFR + 1.29%), 2.94%, 1/21/2033 (b)	25,000	21,271
(SOFR + 1.49%), 3.22%, 4/22/2042 (b)	135,000	105,319
MSCI, Inc. 4.00%, 11/15/2029 (a)	115,000	102,363
Northern Trust Corp. 3.95%, 10/30/2025	60,000	59,771
Nuveen LLC 4.00%, 11/1/2028 (a)	60,000	57,893
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
S&P Global, Inc.
2.70%, 3/1/2029 (a)	106,000	96,452
2.90%, 3/1/2032 (a)	112,000	99,333
3.25%, 12/1/2049	73,000	57,414
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (b)	585,000	508,082
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.75%, 5/12/2028 (a) (b)	200,000	196,152
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (b)	200,000	174,751
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (a) (b)	720,000	576,864
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (a) (b)	200,000	192,762
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 3.18%, 2/11/2043 (a) (b)	200,000	146,783
		9,523,932
Chemicals — 0.5%
Avient Corp. 7.13%, 8/1/2030 (a)	110,000	108,616
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	150,000	138,937
CF Industries, Inc.
5.15%, 3/15/2034	60,000	57,856
4.95%, 6/1/2043	70,000	62,221
Chemours Co. (The) 5.75%, 11/15/2028 (a)	215,000	192,425
CVR Partners LP 6.13%, 6/15/2028 (a)	70,000	63,912
Ecolab, Inc.
3.25%, 12/1/2027	52,000	50,705
2.13%, 2/1/2032	75,000	63,219
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	105,000	91,219
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	200,000	173,000
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027 (a)	116,000	99,380
3.27%, 11/15/2040 (a)	25,000	19,032
3.47%, 12/1/2050 (a)	13,000	9,535
LYB International Finance III LLC 3.38%, 10/1/2040	40,000	30,494
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — continued
NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	140,000	123,605
Nutrien Ltd. (Canada) 2.95%, 5/13/2030	80,000	70,874
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	375,000	300,435
Sherwin-Williams Co. (The) 4.50%, 6/1/2047	15,000	13,364
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	145,000	124,973
WR Grace Holdings LLC 5.63%, 10/1/2024 (a)	85,000	83,937
		1,877,739
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	165,000	137,546
ADT Security Corp. (The)
4.13%, 6/15/2023	26,000	25,675
4.88%, 7/15/2032 (a)	20,000	16,731
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	200,000	168,525
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	155,000	142,650
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	140,000	123,046
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	105,000	99,198
5.13%, 12/15/2026 (a)	55,000	53,153
4.00%, 8/1/2028 (a)	65,000	54,925
Madison IAQ LLC 4.13%, 6/30/2028 (a)	195,000	167,212
Nielsen Finance LLC 5.63%, 10/1/2028 (a)	170,000	170,388
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	282,000	271,332
3.38%, 8/31/2027 (a)	120,000	103,275
Stericycle, Inc.
5.38%, 7/15/2024 (a)	85,000	83,177
3.88%, 1/15/2029 (a)	120,000	103,950
Waste Management, Inc. 1.50%, 3/15/2031	20,000	15,827
		1,736,610
Communications Equipment — 0.1%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	105,000	95,419
CommScope, Inc. 6.00%, 3/1/2026 (a)	172,000	162,557
Plantronics, Inc. 4.75%, 3/1/2029 (a)	70,000	69,825
		327,801
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	51

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	115,000	102,652
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	130,000	103,957
Weekley Homes LLC 4.88%, 9/15/2028 (a)	95,000	78,751
		285,360
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. 2.40%, 7/15/2031	70,000	57,655
Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland)
1.15%, 10/29/2023	150,000	143,480
2.45%, 10/29/2026	150,000	132,263
3.00%, 10/29/2028	450,000	382,554
American Express Co. 2.55%, 3/4/2027	340,000	315,730
Avolon Holdings Funding Ltd. (Ireland)
5.13%, 10/1/2023 (a)	170,000	168,075
5.25%, 5/15/2024 (a)	250,000	245,104
2.88%, 2/15/2025 (a)	28,000	25,675
5.50%, 1/15/2026 (a)	60,000	57,854
2.13%, 2/21/2026 (a)	275,000	237,028
4.25%, 4/15/2026 (a)	25,000	23,041
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (b)	100,000	79,699
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	200,000	188,296
4.27%, 1/9/2027	200,000	182,681
4.13%, 8/17/2027	300,000	270,219
4.00%, 11/13/2030	250,000	208,845
3.63%, 6/17/2031	200,000	161,946
General Motors Financial Co., Inc.
3.80%, 4/7/2025	35,000	34,126
3.60%, 6/21/2030	60,000	51,920
2.70%, 6/10/2031	25,000	19,619
John Deere Capital Corp. 2.65%, 6/10/2026	119,000	114,177
Navient Corp.
6.13%, 3/25/2024	130,000	126,835
5.88%, 10/25/2024	20,000	19,204
OneMain Finance Corp.
7.13%, 3/15/2026	219,000	203,996
6.63%, 1/15/2028	95,000	86,855
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (a)	305,000	303,234
5.50%, 2/15/2024 (a)	208,000	205,392
		3,987,848
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc 5.25%, 4/30/2025 (a)	200,000	189,157
Ball Corp. 3.13%, 9/15/2031	55,000	44,546
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	200,000	163,187
Crown Americas LLC 4.25%, 9/30/2026	13,000	12,187
LABL, Inc. 6.75%, 7/15/2026 (a)	155,000	147,250
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	215,000	208,137
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	80,000	74,254
Packaging Corp. of America 3.05%, 10/1/2051	85,000	60,014
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	215,000	187,663
Sealed Air Corp. 4.00%, 12/1/2027 (a)	115,000	104,650
TriMas Corp. 4.13%, 4/15/2029 (a)	90,000	78,975
WRKCo, Inc. 4.65%, 3/15/2026	30,000	30,113
		1,300,133
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	105,000	99,478
University of Miami Series 2022, 4.06%, 4/1/2052	40,000	35,324
		134,802
Diversified Financial Services — 0.2%
EDP Finance BV (Portugal) 1.71%, 1/24/2028 (a)	250,000	211,571
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	200,000	175,117
Shell International Finance BV (Netherlands)
2.88%, 11/26/2041	200,000	154,827
3.63%, 8/21/2042	50,000	42,636
3.75%, 9/12/2046	41,000	35,139
3.13%, 11/7/2049	25,000	19,436
3.00%, 11/26/2051	200,000	150,197
		788,923
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — 1.1%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	200,000	172,544
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	151,932
AT&T, Inc.
1.65%, 2/1/2028	150,000	128,857
2.55%, 12/1/2033	570,000	454,157
3.50%, 6/1/2041	60,000	47,294
3.65%, 6/1/2051	65,000	49,737
CCO Holdings LLC
5.00%, 2/1/2028 (a)	395,000	360,959
5.38%, 6/1/2029 (a)	100,000	91,360
4.75%, 3/1/2030 (a)	784,000	673,875
4.50%, 8/15/2030 (a)	199,000	167,354
4.50%, 5/1/2032	70,000	56,804
4.50%, 6/1/2033 (a)	135,000	105,975
Embarq Corp. 8.00%, 6/1/2036	13,000	10,108
ESC Co., Intelsat Jackson Holdings, Ltd. 8.50%, 10/15/2024 ‡ (a) (e)	28,000	3
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	115,000	107,266
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	74,000	67,080
Level 3 Financing, Inc.
5.38%, 5/1/2025	20,000	20,003
5.25%, 3/15/2026	54,000	54,918
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	130,000	112,331
4.00%, 2/15/2027 (a)	575,000	499,810
Series G, 6.88%, 1/15/2028	3,000	2,701
Sprint Capital Corp. 8.75%, 3/15/2032	240,000	289,733
Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	134,000	105,801
Verizon Communications, Inc.
2.10%, 3/22/2028	25,000	22,094
4.33%, 9/21/2028	75,000	74,015
4.02%, 12/3/2029	184,000	176,537
2.55%, 3/21/2031	105,000	88,746
2.36%, 3/15/2032	13,000	10,665
2.65%, 11/20/2040	295,000	212,931
3.40%, 3/22/2041	30,000	24,167
3.85%, 11/1/2042	125,000	106,082
2.88%, 11/20/2050	75,000	51,647
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
3.70%, 3/22/2061	30,000	23,128
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	75,000	63,938
		4,584,552
Electric Utilities — 1.6%
AEP Transmission Co. LLC Series N, 2.75%, 8/15/2051	50,000	34,953
Alabama Power Co. 3.05%, 3/15/2032	200,000	181,967
American Electric Power Co., Inc. 2.03%, 3/15/2024	40,000	38,743
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	80,000	61,837
2.90%, 6/15/2050	50,000	36,642
Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	46,000	41,638
DTE Electric Co. Series A, 4.00%, 4/1/2043	90,000	79,944
Duke Energy Carolinas LLC 3.20%, 8/15/2049	34,000	26,495
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	125,000	95,908
2.75%, 4/1/2050	165,000	115,139
Duke Energy Progress LLC 4.00%, 4/1/2052	40,000	35,372
Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (a)	48,000	39,164
Emera US Finance LP (Canada)
2.64%, 6/15/2031	660,000	544,920
4.75%, 6/15/2046	50,000	43,536
Enel Finance International NV (Italy) 2.25%, 7/12/2031 (a)	200,000	151,041
Entergy Arkansas LLC
4.00%, 6/1/2028	13,000	12,603
2.65%, 6/15/2051	14,000	9,552
Entergy Louisiana LLC
2.40%, 10/1/2026	69,000	63,922
1.60%, 12/15/2030	10,000	7,987
Entergy Mississippi LLC 3.50%, 6/1/2051	20,000	15,994
Entergy Texas Restoration Funding II LLC Series A-2, 3.70%, 12/15/2035	215,000	200,707
Entergy Texas, Inc. 1.75%, 3/15/2031	535,000	429,102
Eversource Energy 4.60%, 7/1/2027	31,000	31,091
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (a)	90,000	78,420
Florida Power & Light Co. 3.70%, 12/1/2047	60,000	52,419
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	53

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	50,000	45,843
ITC Holdings Corp. 2.95%, 5/14/2030 (a)	305,000	266,482
Kentucky Utilities Co. 5.13%, 11/1/2040	74,000	73,936
MidAmerican Energy Co. 3.65%, 4/15/2029	46,000	44,580
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	200,000	193,051
Monongahela Power Co. 4.10%, 4/15/2024 (a)	100,000	99,131
NextEra Energy Capital Holdings, Inc. 5.00%, 7/15/2032	60,000	61,081
Northern States Power Co.
2.60%, 6/1/2051	70,000	49,499
4.50%, 6/1/2052	50,000	48,546
NRG Energy, Inc.
6.63%, 1/15/2027	21,000	20,834
2.45%, 12/2/2027 (a)	60,000	51,371
5.75%, 1/15/2028	65,000	61,270
3.38%, 2/15/2029 (a)	70,000	57,504
5.25%, 6/15/2029 (a)	160,000	143,008
Ohio Power Co.
Series P, 2.60%, 4/1/2030	50,000	43,793
Series R, 2.90%, 10/1/2051	65,000	46,490
Oncor Electric Delivery Co. LLC 3.10%, 9/15/2049	50,000	38,667
Pacific Gas and Electric Co.
1.70%, 11/15/2023	30,000	28,979
3.25%, 2/16/2024	75,000	73,360
3.45%, 7/1/2025	17,000	16,205
2.95%, 3/1/2026	10,000	9,089
4.65%, 8/1/2028	100,000	91,289
4.50%, 7/1/2040	130,000	101,194
4.20%, 6/1/2041	30,000	22,302
4.25%, 3/15/2046	78,000	57,219
PacifiCorp
4.15%, 2/15/2050	118,000	105,711
3.30%, 3/15/2051	120,000	92,838
PG&E Corp.
5.00%, 7/1/2028	106,000	94,124
5.25%, 7/1/2030	70,000	60,515
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	25,000	24,208
Series A-4, 5.21%, 12/1/2047	40,000	41,629
Series A-5, 5.10%, 6/1/2052	70,000	72,256
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Public Service Co. of Colorado Series 36, 2.70%, 1/15/2051	45,000	31,896
Public Service Electric and Gas Co.
3.00%, 5/15/2027	50,000	47,963
2.05%, 8/1/2050	68,000	41,988
Southern California Edison Co.
Series G, 2.50%, 6/1/2031	400,000	334,058
Series C, 3.60%, 2/1/2045	35,000	26,613
Series C, 4.13%, 3/1/2048	88,000	73,175
Series 20A, 2.95%, 2/1/2051	80,000	53,951
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	45,000	40,798
3.25%, 11/1/2051	160,000	115,878
Southwestern Public Service Co.
3.30%, 6/15/2024	29,000	28,620
4.50%, 8/15/2041	74,000	69,544
Tucson Electric Power Co.
1.50%, 8/1/2030	448,000	356,563
4.85%, 12/1/2048	72,000	69,298
Union Electric Co. 3.90%, 4/1/2052	45,000	39,580
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	65,000	62,761
4.38%, 5/1/2029 (a)	220,000	191,796
4.30%, 7/15/2029 (a)	90,000	80,880
Wisconsin Public Service Corp. 4.75%, 11/1/2044	69,000	65,571
		6,396,033
Electrical Equipment — 0.0% ^
Eaton Corp. 4.00%, 11/2/2032	50,000	47,789
EnerSys 4.38%, 12/15/2027 (a)	65,000	59,150
Sensata Technologies BV 5.00%, 10/1/2025 (a)	40,000	39,161
		146,100
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 2.95%, 2/15/2032	20,000	16,241
Corning, Inc. 5.35%, 11/15/2048	75,000	74,182
II-VI, Inc. 5.00%, 12/15/2029 (a)	85,000	75,681
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	145,000	129,193
		295,297
Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC
2.06%, 12/15/2026	70,000	63,694
4.49%, 5/1/2030	86,000	83,770
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — continued
Halliburton Co. 3.80%, 11/15/2025	12,000	11,872
Oceaneering International, Inc. 4.65%, 11/15/2024	120,000	111,950
Schlumberger Holdings Corp. 3.75%, 5/1/2024 (a)	70,000	69,498
Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	12,320	11,797
		352,581
Entertainment — 0.6%
Activision Blizzard, Inc.
1.35%, 9/15/2030	230,000	181,677
2.50%, 9/15/2050	259,000	175,210
Cinemark USA, Inc.
5.88%, 3/15/2026 (a)	75,000	66,540
5.25%, 7/15/2028 (a)	40,000	32,403
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	2,000	1,930
6.50%, 5/15/2027 (a)	80,000	79,870
4.75%, 10/15/2027 (a)	80,000	72,800
Magallanes, Inc.
4.28%, 3/15/2032 (a)	790,000	688,354
5.14%, 3/15/2052 (a)	80,000	64,032
Netflix, Inc.
4.88%, 4/15/2028	605,000	588,362
5.38%, 11/15/2029 (a)	88,000	86,680
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	15,000	14,435
Walt Disney Co. (The)
2.00%, 9/1/2029	50,000	43,192
3.80%, 3/22/2030	90,000	86,998
WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	100,000	86,000
		2,268,483
Equity Real Estate Investment Trusts (REITs) — 0.5%
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	53,000	39,890
American Tower Corp.
1.45%, 9/15/2026	85,000	74,664
2.95%, 1/15/2051	25,000	16,830
AvalonBay Communities, Inc. 3.35%, 5/15/2027	32,000	30,461
Camden Property Trust 3.15%, 7/1/2029	30,000	27,482
Corporate Office Properties LP 2.25%, 3/15/2026	94,000	84,253
Crown Castle, Inc. 2.90%, 3/15/2027	120,000	111,175
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Duke Realty LP 1.75%, 7/1/2030	49,000	40,257
Equinix, Inc. 3.90%, 4/15/2032	80,000	72,618
ERP Operating LP 3.25%, 8/1/2027	31,000	29,191
Essex Portfolio LP 2.65%, 3/15/2032	45,000	36,896
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	40,000	37,835
Healthpeak Properties, Inc.
2.13%, 12/1/2028	64,000	55,020
3.00%, 1/15/2030	37,000	32,768
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	230,000	211,106
Life Storage LP 2.20%, 10/15/2030	88,000	70,656
National Retail Properties, Inc. 3.60%, 12/15/2026	39,000	37,134
Office Properties Income Trust
4.50%, 2/1/2025	88,000	82,323
3.45%, 10/15/2031	35,000	23,331
Realty Income Corp.
4.13%, 10/15/2026	44,000	43,574
3.25%, 1/15/2031	9,000	8,068
Regency Centers LP 3.70%, 6/15/2030	85,000	77,206
RHP Hotel Properties LP 4.75%, 10/15/2027	140,000	127,306
Sabra Health Care LP 3.20%, 12/1/2031	70,000	55,660
SBA Communications Corp. 3.13%, 2/1/2029	175,000	144,187
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	100,000	96,804
Simon Property Group LP 3.25%, 9/13/2049	31,000	22,483
UDR, Inc. 2.10%, 8/1/2032	45,000	34,671
VICI Properties LP
5.63%, 5/1/2024 (a)	67,000	67,101
3.50%, 2/15/2025 (a)	90,000	84,768
4.50%, 9/1/2026 (a)	95,000	89,517
4.25%, 12/1/2026 (a)	30,000	28,100
4.63%, 12/1/2029 (a)	20,000	18,475
WP Carey, Inc. 2.25%, 4/1/2033	95,000	72,239
		2,084,049
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
0.95%, 2/10/2026 (a)	65,000	57,703
1.30%, 2/10/2028 (a)	62,000	51,751
2.50%, 2/10/2041 (a)	14,000	9,535
2.80%, 2/10/2051 (a)	50,000	32,678
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	55

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food & Staples Retailing — continued
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	460,000	419,759
4.88%, 2/15/2030 (a)	20,000	17,515
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (a)	5,000	3,714
3.63%, 5/13/2051 (a)	10,000	7,168
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	111,000	104,632
Rite Aid Corp. 8.00%, 11/15/2026 (a)	125,000	101,875
Sysco Corp. 2.40%, 2/15/2030	50,000	42,881
		849,211
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	30,000	25,179
Campbell Soup Co. 4.15%, 3/15/2028	20,000	19,639
Cargill, Inc. 4.38%, 4/22/2052 (a)	50,000	47,748
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	50,000	49,041
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	155,000	139,694
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	64,000	64,191
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	82,000	80,110
5.50%, 12/15/2029 (a)	85,000	77,894
		503,496
Gas Utilities — 0.1%
AmeriGas Partners LP
5.50%, 5/20/2025	23,000	21,824
5.88%, 8/20/2026	10,000	9,518
5.75%, 5/20/2027	80,000	75,399
Atmos Energy Corp. 5.50%, 6/15/2041	52,000	54,464
Boston Gas Co. 3.00%, 8/1/2029 (a)	37,000	32,500
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	33,000	29,432
		223,137
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories 1.15%, 1/30/2028	20,000	17,438
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	176,000	160,139
Becton Dickinson and Co. 3.70%, 6/6/2027	45,000	43,705
DH Europe Finance II SARL 3.25%, 11/15/2039	40,000	33,030
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Equipment & Supplies — continued
Hologic, Inc. 3.25%, 2/15/2029 (a)	115,000	98,032
Medline Borrower LP
3.88%, 4/1/2029 (a)	160,000	135,600
5.25%, 10/1/2029 (a)	55,000	46,223
Teleflex, Inc. 4.25%, 6/1/2028 (a)	85,000	77,226
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	58,000	48,403
		659,796
Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	136,000	128,837
AdaptHealth LLC 4.63%, 8/1/2029 (a)	85,000	70,781
Aetna, Inc. 2.80%, 6/15/2023	70,000	69,362
Centene Corp. 4.63%, 12/15/2029	916,000	862,909
Cigna Corp. 2.38%, 3/15/2031	35,000	29,408
CommonSpirit Health
1.55%, 10/1/2025	13,000	11,838
2.78%, 10/1/2030	13,000	10,884
3.91%, 10/1/2050	15,000	11,808
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	230,000	195,039
4.75%, 2/15/2031 (a)	85,000	62,764
CVS Health Corp.
2.88%, 6/1/2026	10,000	9,544
4.30%, 3/25/2028	37,000	36,578
2.70%, 8/21/2040	50,000	36,134
DaVita, Inc. 4.63%, 6/1/2030 (a)	210,000	169,058
Encompass Health Corp.
4.50%, 2/1/2028	180,000	157,471
4.75%, 2/1/2030	65,000	55,590
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	20,000	6,604
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	50,000	37,083
HCA, Inc.
5.25%, 6/15/2026	120,000	120,593
5.38%, 9/1/2026	155,000	155,426
4.50%, 2/15/2027	210,000	205,012
5.63%, 9/1/2028	1,170,000	1,175,950
5.88%, 2/1/2029	25,000	25,483
3.50%, 9/1/2030	37,000	32,288
3.50%, 7/15/2051	35,000	24,025
4.63%, 3/15/2052 (a)	35,000	28,963
MidMichigan Health Series 2020, 3.41%, 6/1/2050	10,000	7,501
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
MultiCare Health System 2.80%, 8/15/2050	10,000	6,897
New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	5,000	3,219
Northwell Healthcare, Inc. 4.26%, 11/1/2047	110,000	96,341
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	110,000	93,751
Quest Diagnostics, Inc. 2.95%, 6/30/2030	55,000	48,589
Tenet Healthcare Corp.
4.88%, 1/1/2026 (a)	260,000	247,000
5.13%, 11/1/2027 (a)	270,000	250,155
4.25%, 6/1/2029 (a)	215,000	185,404
UnitedHealth Group, Inc.
3.38%, 4/15/2027	91,000	88,956
4.63%, 11/15/2041	132,000	128,867
3.25%, 5/15/2051	55,000	43,189
		4,929,301
Health Care Technology — 0.0% ^
IQVIA, Inc. 5.00%, 5/15/2027 (a)	200,000	193,278
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC (Canada)
5.75%, 4/15/2025 (a)	50,000	50,250
3.88%, 1/15/2028 (a)	92,000	81,780
Boyd Gaming Corp. 4.75%, 12/1/2027	122,000	113,883
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	142,000	126,297
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	170,000	165,990
Carnival Corp.
9.88%, 8/1/2027 (a)	110,000	110,413
4.00%, 8/1/2028 (a)	120,000	100,049
Cedar Fair LP 5.38%, 4/15/2027	85,000	80,197
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	25,000	24,784
4.88%, 1/15/2030	290,000	265,002
International Game Technology plc 6.25%, 1/15/2027 (a)	200,000	195,862
Las Vegas Sands Corp. 2.90%, 6/25/2025	205,000	188,958
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	70,000	59,017
MGM Resorts International 5.50%, 4/15/2027	226,000	208,237
Royal Caribbean Cruises Ltd.
9.13%, 6/15/2023 (a)	250,000	252,027
11.50%, 6/1/2025 (a)	10,000	10,613
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	85,000	81,554
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	63,000	63,672
Starbucks Corp.
3.80%, 8/15/2025	70,000	69,702
3.35%, 3/12/2050	5,000	3,746
Station Casinos LLC 4.50%, 2/15/2028 (a)	105,000	90,450
Travel + Leisure Co. 5.65%, 4/1/2024 (f)	25,000	24,764
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	70,000	70,066
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	75,000	71,821
Wynn Resorts Finance LLC
7.75%, 4/15/2025 (a)	70,000	69,766
5.13%, 10/1/2029 (a)	100,000	83,898
Yum! Brands, Inc. 4.63%, 1/31/2032	240,000	212,033
		2,874,831
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	55,000	51,150
Lennar Corp. 4.50%, 4/30/2024	6,000	6,005
MDC Holdings, Inc.
3.85%, 1/15/2030	30,000	24,550
2.50%, 1/15/2031	125,000	89,238
Newell Brands, Inc. 5.63%, 4/1/2036 (f)	50,000	44,780
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	150,000	123,242
		338,965
Household Products — 0.1%
Central Garden & Pet Co. 5.13%, 2/1/2028	145,000	133,742
Energizer Holdings, Inc. 4.38%, 3/31/2029 (a)	210,000	170,818
Kimberly-Clark Corp. 3.20%, 4/25/2029	39,000	36,886
Spectrum Brands, Inc.
5.75%, 7/15/2025	45,000	43,905
5.00%, 10/1/2029 (a)	95,000	82,713
5.50%, 7/15/2030 (a)	35,000	30,151
		498,215
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.
5.25%, 6/1/2026 (a)	143,000	138,760
5.13%, 3/15/2028 (a)	55,000	48,846
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	57

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
Constellation Energy Generation LLC
3.25%, 6/1/2025	37,000	35,907
5.75%, 10/1/2041	20,000	19,871
5.60%, 6/15/2042	95,000	95,041
		338,425
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200,000	189,107
Insurance — 0.3%
Aflac, Inc. 3.25%, 3/17/2025	21,000	20,681
AIA Group Ltd. (Hong Kong) 3.20%, 3/11/2025 (a)	200,000	194,975
Athene Global Funding
1.45%, 1/8/2026 (a)	20,000	17,753
2.95%, 11/12/2026 (a)	44,000	39,951
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	60,000	43,763
2.50%, 1/15/2051	240,000	164,521
3.85%, 3/15/2052	175,000	150,977
Equitable Financial Life Global Funding 1.70%, 11/12/2026 (a)	25,000	22,249
F&G Global Funding 1.75%, 6/30/2026 (a)	10,000	8,921
Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	20,000	18,265
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	42,000	41,597
MetLife, Inc. 4.13%, 8/13/2042	79,000	70,956
New York Life Global Funding 3.00%, 1/10/2028 (a)	51,000	48,160
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (b)	27,000	23,221
Principal Financial Group, Inc. 3.70%, 5/15/2029	45,000	42,325
Progressive Corp. (The)
3.00%, 3/15/2032	200,000	180,623
4.35%, 4/25/2044	42,000	38,463
Prudential Financial, Inc.
3.88%, 3/27/2028	32,000	31,387
3.91%, 12/7/2047	70,000	61,131
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	40,000	36,024
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Travelers Cos., Inc. (The) 5.35%, 11/1/2040	16,000	16,934
W R Berkley Corp. 3.55%, 3/30/2052	45,000	34,444
		1,307,321
Interactive Media & Services — 0.1%
Alphabet, Inc. 2.05%, 8/15/2050	100,000	65,899
Meta Platforms, Inc. 3.85%, 8/15/2032 (a)	380,000	357,364
		423,263
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
3.15%, 8/22/2027	201,000	194,083
3.60%, 4/13/2032	200,000	191,711
3.10%, 5/12/2051	40,000	31,166
3.95%, 4/13/2052	215,000	195,505
Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	110,000	103,400
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	13,000	9,708
		725,573
IT Services — 0.2%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	85,000	68,425
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	90,000	78,570
Block, Inc. 3.50%, 6/1/2031	120,000	98,728
Fidelity National Information Services, Inc. 2.25%, 3/1/2031	80,000	65,192
Fiserv, Inc. 3.20%, 7/1/2026	70,000	66,607
Gartner, Inc. 3.75%, 10/1/2030 (a)	130,000	111,475
Global Payments, Inc.
3.20%, 8/15/2029	60,000	52,399
2.90%, 5/15/2030	40,000	33,661
2.90%, 11/15/2031	75,000	60,759
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	75,000	70,171
Twilio, Inc. 3.63%, 3/15/2029	115,000	95,996
		801,983
Leisure Products — 0.0% ^
Hasbro, Inc. 3.90%, 11/19/2029	15,000	13,739
Mattel, Inc.
3.38%, 4/1/2026 (a)	70,000	63,600
5.88%, 12/15/2027 (a)	65,000	64,723
		142,062
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Life Sciences Tools & Services — 0.0% ^
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	120,000	103,424
Thermo Fisher Scientific, Inc.
1.75%, 10/15/2028	20,000	17,667
2.60%, 10/1/2029	91,000	83,005
		204,096
Machinery — 0.1%
Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	65,000	63,030
Caterpillar, Inc. 4.30%, 5/15/2044	78,000	75,171
Illinois Tool Works, Inc. 3.90%, 9/1/2042	15,000	13,302
Otis Worldwide Corp. 2.06%, 4/5/2025	90,000	84,982
Parker-Hannifin Corp.
3.25%, 3/1/2027	92,000	88,225
4.25%, 9/15/2027	150,000	148,444
Stanley Black & Decker, Inc. 2.75%, 11/15/2050	10,000	6,787
Xylem, Inc. 1.95%, 1/30/2028	30,000	26,411
		506,352
Media — 1.4%
Charter Communications Operating LLC
2.25%, 1/15/2029	265,000	217,646
3.50%, 6/1/2041	85,000	58,901
3.50%, 3/1/2042	90,000	62,168
3.70%, 4/1/2051	40,000	26,690
3.90%, 6/1/2052	95,000	64,367
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	262,000	234,655
Comcast Corp.
4.15%, 10/15/2028	110,000	109,040
4.25%, 10/15/2030	194,000	190,749
1.95%, 1/15/2031	80,000	66,410
1.50%, 2/15/2031	430,000	345,342
3.90%, 3/1/2038	95,000	85,402
3.25%, 11/1/2039	313,000	254,917
4.00%, 3/1/2048	45,000	38,594
2.89%, 11/1/2051	10,000	7,041
2.45%, 8/15/2052	110,000	71,284
2.94%, 11/1/2056	578,000	391,604
CSC Holdings LLC
5.50%, 4/15/2027 (a)	200,000	189,556
6.50%, 2/1/2029 (a)	200,000	184,047
4.50%, 11/15/2031 (a)	200,000	160,446
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	35,000	6,650
Directv Financing LLC 5.88%, 8/15/2027 (a)	211,000	193,065
Discovery Communications LLC 4.00%, 9/15/2055	45,000	29,813
DISH DBS Corp.
5.00%, 3/15/2023	215,000	210,406
5.88%, 11/15/2024	81,000	73,305
7.75%, 7/1/2026	290,000	228,642
5.25%, 12/1/2026 (a)	175,000	144,484
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	110,000	85,800
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	135,000	114,099
Gray Television, Inc. 4.75%, 10/15/2030 (a)	100,000	82,400
iHeartCommunications, Inc.
6.38%, 5/1/2026	25,000	23,612
8.38%, 5/1/2027	25,000	22,019
5.25%, 8/15/2027 (a)	155,000	139,057
Lamar Media Corp.
3.75%, 2/15/2028	110,000	98,656
4.00%, 2/15/2030	35,000	30,472
News Corp. 3.88%, 5/15/2029 (a)	130,000	113,100
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	100,000	95,217
4.75%, 11/1/2028 (a)	95,000	85,975
Outfront Media Capital LLC
6.25%, 6/15/2025 (a)	25,000	24,788
5.00%, 8/15/2027 (a)	76,000	69,560
Paramount Global 4.95%, 1/15/2031	50,000	47,324
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	110,000	93,265
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	45,000	40,724
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	65,000	52,909
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	110,000	103,552
4.00%, 7/15/2028 (a)	350,000	304,946
5.50%, 7/1/2029 (a)	160,000	149,613
Stagwell Global LLC 5.63%, 8/15/2029 (a)	175,000	148,409
TEGNA, Inc. 5.00%, 9/15/2029	140,000	134,009
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	59

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Univision Communications, Inc. 4.50%, 5/1/2029 (a)	115,000	100,596
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	37,000	36,734
5.13%, 4/15/2027 (a)	120,000	112,500
		5,954,560
Metals & Mining — 0.6%
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (a)	200,000	191,704
Arconic Corp. 6.13%, 2/15/2028 (a)	135,000	126,722
ATI, Inc. 5.88%, 12/1/2027	100,000	95,035
Carpenter Technology Corp. 6.38%, 7/15/2028	100,000	95,613
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	125,000	126,384
5.88%, 6/1/2027	135,000	129,262
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	100,000	91,355
Freeport-McMoRan, Inc.
5.00%, 9/1/2027	45,000	44,388
4.25%, 3/1/2030	97,000	87,847
4.63%, 8/1/2030	60,000	55,544
5.40%, 11/14/2034	183,000	173,533
5.45%, 3/15/2043	86,000	77,419
Glencore Funding LLC (Australia)
4.63%, 4/29/2024 (a)	90,000	90,137
3.88%, 10/27/2027 (a)	40,000	37,767
2.50%, 9/1/2030 (a)	37,000	30,084
2.85%, 4/27/2031 (a)	435,000	358,850
2.63%, 9/23/2031 (a)	102,000	81,118
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	120,000	103,360
Novelis Corp. 4.75%, 1/30/2030 (a)	105,000	91,350
Nucor Corp. 2.98%, 12/15/2055	50,000	33,415
Rio Tinto Finance USA Ltd. (Australia)
7.13%, 7/15/2028	59,000	66,540
5.20%, 11/2/2040	20,000	20,883
Rio Tinto Finance USA plc (Australia) 4.13%, 8/21/2042	40,000	36,679
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	20,000	17,745
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
United States Steel Corp. 6.88%, 3/1/2029	100,000	97,750
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	20,000	17,435
		2,377,919
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	1,000,000	988,089
Multiline Retail — 0.0% ^
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	110,000	95,205
Multi-Utilities — 0.2%
Ameren Corp.
1.95%, 3/15/2027	20,000	17,887
3.50%, 1/15/2031	291,000	265,979
Berkshire Hathaway Energy Co.
1.65%, 5/15/2031	230,000	184,170
5.15%, 11/15/2043	94,000	95,272
2.85%, 5/15/2051	40,000	28,533
4.60%, 5/1/2053 (a)	20,000	19,050
Consolidated Edison Co. of New York, Inc.
Series E, 4.65%, 12/1/2048	60,000	56,640
Series A, 4.13%, 5/15/2049	41,000	35,738
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	70,000	51,887
Puget Sound Energy, Inc. 5.76%, 7/15/2040	90,000	93,874
San Diego Gas & Electric Co. 2.95%, 8/15/2051	170,000	125,693
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	50,000	34,815
		1,009,538
Oil, Gas & Consumable Fuels — 2.9%
Antero Midstream Partners LP 7.88%, 5/15/2026 (a)	135,000	137,363
Antero Resources Corp.
7.63%, 2/1/2029 (a)	85,000	86,461
5.38%, 3/1/2030 (a)	50,000	47,063
Apache Corp. 4.38%, 10/15/2028	179,000	163,797
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	60,000	61,350
BP Capital Markets America, Inc.
3.02%, 1/16/2027	106,000	101,390
3.94%, 9/21/2028	20,000	19,522
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
1.75%, 8/10/2030	480,000	396,539
2.72%, 1/12/2032	557,000	485,700
3.06%, 6/17/2041	130,000	102,028
3.00%, 2/24/2050	74,000	54,027
2.77%, 11/10/2050	55,000	38,579
2.94%, 6/4/2051	67,000	48,015
3.00%, 3/17/2052	280,000	203,367
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (b) (c) (d)	85,000	81,366
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (b) (c) (d)	155,000	141,786
Buckeye Partners LP
3.95%, 12/1/2026	10,000	8,880
4.13%, 12/1/2027	175,000	154,701
Cameron LNG LLC 3.70%, 1/15/2039 (a)	20,000	16,875
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	200,000	204,067
5.13%, 6/30/2027	135,000	134,734
3.70%, 11/15/2029	200,000	183,796
Cheniere Energy Partners LP
4.50%, 10/1/2029	264,000	243,098
4.00%, 3/1/2031	135,000	118,294
3.25%, 1/31/2032	25,000	20,013
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	115,000	112,274
Chevron Corp. 2.00%, 5/11/2027	21,000	19,413
CNX Resources Corp. 7.25%, 3/14/2027 (a)	125,000	124,094
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	155,000	147,944
ConocoPhillips Co. 4.03%, 3/15/2062 (a)	233,000	198,364
Coterra Energy, Inc. 3.90%, 5/15/2027 (a)	30,000	28,629
Crestwood Midstream Partners LP
5.75%, 4/1/2025	100,000	96,378
8.00%, 4/1/2029 (a)	90,000	89,229
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	110,000	96,578
4.30%, 4/15/2032 (a)	80,000	72,718
Energy Transfer LP
3.60%, 2/1/2023	140,000	139,820
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
4.25%, 3/15/2023	120,000	120,047
4.15%, 9/15/2029	150,000	138,077
5.80%, 6/15/2038	100,000	93,643
5.35%, 5/15/2045	45,000	39,657
EnLink Midstream Partners LP
4.85%, 7/15/2026	175,000	171,937
5.60%, 4/1/2044	9,000	7,053
Enterprise Products Operating LLC
2.80%, 1/31/2030	37,000	32,564
3.30%, 2/15/2053	30,000	22,253
EQM Midstream Partners LP
6.50%, 7/1/2027 (a)	160,000	154,440
4.75%, 1/15/2031 (a)	195,000	168,648
Exxon Mobil Corp.
2.99%, 3/19/2025	18,000	17,609
3.00%, 8/16/2039	65,000	53,221
4.23%, 3/19/2040	200,000	190,064
3.10%, 8/16/2049	200,000	156,681
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	64,000	52,845
4.32%, 12/30/2039 (a)	20,000	15,649
Genesis Energy LP 6.25%, 5/15/2026	80,000	72,243
Gray Oak Pipeline LLC
2.00%, 9/15/2023 (a)	44,000	42,868
2.60%, 10/15/2025 (a)	112,000	103,053
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	110,000	110,733
Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	105,000	102,382
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	220,000	200,262
Holly Energy Partners LP 6.38%, 4/15/2027 (a)	105,000	102,182
Kinder Morgan, Inc. 3.25%, 8/1/2050	75,000	52,234
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	105,000	99,888
Laredo Petroleum, Inc. 9.50%, 1/15/2025	55,000	55,199
MEG Energy Corp. (Canada) 7.13%, 2/1/2027 (a)	150,000	151,575
MPLX LP 2.65%, 8/15/2030	70,000	58,352
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	95,000	86,925
NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	10,000	8,350
NuStar Logistics LP
5.75%, 10/1/2025	60,000	57,252
5.63%, 4/28/2027	90,000	81,939
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	61

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp.
8.00%, 7/15/2025	105,000	114,056
8.88%, 7/15/2030	150,000	175,230
6.63%, 9/1/2030	385,000	411,295
Pioneer Natural Resources Co. 1.13%, 1/15/2026	50,000	44,670
Range Resources Corp.
4.88%, 5/15/2025	45,000	43,650
8.25%, 1/15/2029	90,000	94,473
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	40,000	40,743
5.88%, 6/30/2026	385,000	395,701
4.50%, 5/15/2030	584,000	559,082
SM Energy Co. 6.63%, 1/15/2027	115,000	112,125
Southwestern Energy Co.
5.70%, 1/23/2025 (f)	2,000	2,000
7.75%, 10/1/2027	110,000	113,988
5.38%, 3/15/2030	215,000	201,515
Spectra Energy Partners LP 4.50%, 3/15/2045	15,000	13,084
Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	83,000	91,483
Sunoco LP 6.00%, 4/15/2027	80,000	77,370
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	45,000	45,056
5.50%, 1/15/2028 (a)	55,000	47,556
6.00%, 12/31/2030 (a)	115,000	100,655
6.00%, 9/1/2031 (a)	40,000	35,000
Targa Resources Corp. 5.20%, 7/1/2027	31,000	30,922
TotalEnergies Capital International SA (France)
3.46%, 7/12/2049	84,000	68,895
3.13%, 5/29/2050	80,000	61,677
TransCanada PipeLines Ltd. (Canada) 5.10%, 3/15/2049	48,000	47,543
Valero Energy Corp. 2.15%, 9/15/2027	25,000	22,368
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	90,000	78,525
Western Midstream Operating LP
4.50%, 3/1/2028	225,000	208,856
4.75%, 8/15/2028	30,000	28,241
Williams Cos., Inc. (The)
2.60%, 3/15/2031	1,525,000	1,273,966
5.40%, 3/4/2044	50,000	47,763
		11,785,565
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Personal Products — 0.1%
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	100,000	92,351
4.13%, 4/1/2029 (a)	70,000	60,164
Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	158,000	141,178
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	80,000	73,792
		367,485
Pharmaceuticals — 0.7%
Astrazeneca Finance LLC (United Kingdom) 2.25%, 5/28/2031	120,000	103,857
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	263,000	157,800
8.50%, 1/31/2027 (a)	88,000	42,240
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	55,000	45,375
5.75%, 8/15/2027 (a)	30,000	21,876
5.00%, 1/30/2028 (a)	30,000	11,250
4.88%, 6/1/2028 (a)	280,000	193,553
5.00%, 2/15/2029 (a)	175,000	68,250
Bayer US Finance II LLC (Germany) 3.38%, 7/15/2024 (a)	70,000	68,450
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	164,000	153,620
2.35%, 11/13/2040	80,000	58,485
2.55%, 11/13/2050	70,000	48,187
3.70%, 3/15/2052	220,000	186,400
Eli Lilly & Co. 2.25%, 5/15/2050	70,000	48,405
Jazz Securities DAC 4.38%, 1/15/2029 (a)	200,000	180,348
Merck & Co., Inc. 2.75%, 12/10/2051	340,000	245,906
Organon & Co. 4.13%, 4/30/2028 (a)	200,000	179,434
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	80,000	67,997
Pfizer, Inc. 2.63%, 4/1/2030	130,000	116,918
Roche Holdings, Inc. (Switzerland) 2.08%, 12/13/2031 (a)	600,000	505,344
Royalty Pharma plc 1.20%, 9/2/2025	16,000	14,545
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	145,000	138,597
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	200,000	154,955
Zoetis, Inc. 2.00%, 5/15/2030	35,000	29,405
		2,841,197
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	75,000	62,579
Realogy Group LLC 5.75%, 1/15/2029 (a)	105,000	82,264
		144,843
Road & Rail — 0.4%
Avis Budget Car Rental LLC
4.75%, 4/1/2028 (a)	95,000	82,927
5.38%, 3/1/2029 (a)	55,000	47,930
Burlington Northern Santa Fe LLC
3.55%, 2/15/2050	78,000	65,151
3.05%, 2/15/2051	155,000	119,582
Canadian Pacific Railway Co. (Canada) 3.10%, 12/2/2051	90,000	66,455
CSX Corp. 3.25%, 6/1/2027	20,000	19,264
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	160,000	137,042
Kansas City Southern 2.88%, 11/15/2029	775,000	692,740
Norfolk Southern Corp. 3.95%, 10/1/2042	50,000	43,246
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	46,000	40,773
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	200,000	185,850
Uber Technologies, Inc. 7.50%, 5/15/2025 (a)	80,000	80,518
		1,581,478
Semiconductors & Semiconductor Equipment — 0.5%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	135,000	131,868
Analog Devices, Inc.
3.50%, 12/5/2026	25,000	24,575
2.95%, 10/1/2051	107,000	80,960
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	150,000	142,325
KLA Corp.
4.65%, 7/15/2032	80,000	81,297
3.30%, 3/1/2050	30,000	23,445
Marvell Technology, Inc. 2.95%, 4/15/2031	85,000	69,689
Microchip Technology, Inc. 0.97%, 2/15/2024	25,000	23,800
NVIDIA Corp. 2.00%, 6/15/2031	80,000	67,479
NXP BV (China)
3.25%, 5/11/2041	70,000	50,632
3.13%, 2/15/2042	30,000	21,174
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	75,000	66,885
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Semiconductors & Semiconductor Equipment — continued
QUALCOMM, Inc.
4.25%, 5/20/2032	55,000	55,427
4.50%, 5/20/2052	35,000	33,884
TSMC Arizona Corp. (Taiwan)
2.50%, 10/25/2031	520,000	439,748
4.25%, 4/22/2032	240,000	235,008
TSMC Global Ltd. (Taiwan) 1.00%, 9/28/2027 (a)	380,000	323,000
Xilinx, Inc. 2.38%, 6/1/2030	39,000	34,001
		1,905,197
Software — 0.3%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	145,000	124,121
Microsoft Corp. 2.92%, 3/17/2052	90,000	70,797
NCR Corp.
5.75%, 9/1/2027 (a)	115,000	110,611
6.13%, 9/1/2029 (a)	161,000	153,520
Oracle Corp.
2.65%, 7/15/2026	233,000	214,851
2.30%, 3/25/2028	15,000	13,037
3.80%, 11/15/2037	150,000	116,474
3.65%, 3/25/2041	15,000	11,004
3.95%, 3/25/2051	15,000	10,774
4.38%, 5/15/2055	55,000	41,425
Roper Technologies, Inc. 1.75%, 2/15/2031	45,000	35,267
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	150,000	142,133
VMware, Inc. 4.65%, 5/15/2027	105,000	103,989
Workday, Inc. 3.70%, 4/1/2029	172,000	161,215
		1,309,218
Specialty Retail — 0.5%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	141,000	125,923
Bath & Body Works, Inc.
7.50%, 6/15/2029	135,000	129,843
6.88%, 11/1/2035	135,000	117,849
Gap, Inc. (The)
3.63%, 10/1/2029 (a)	130,000	90,544
3.88%, 10/1/2031 (a)	60,000	41,611
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	115,000	98,254
Home Depot, Inc. (The)
3.90%, 12/6/2028	112,000	111,023
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	63

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Specialty Retail — continued
4.25%, 4/1/2046	201,000	186,299
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	100,000	84,401
Lowe's Cos., Inc.
1.70%, 10/15/2030	170,000	136,259
3.75%, 4/1/2032	155,000	142,743
O'Reilly Automotive, Inc.
1.75%, 3/15/2031	73,000	57,934
4.70%, 6/15/2032	90,000	89,144
Penske Automotive Group, Inc. 3.75%, 6/15/2029	115,000	97,274
PetSmart, Inc. 4.75%, 2/15/2028 (a)	250,000	222,771
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	90,000	79,664
Staples, Inc.
7.50%, 4/15/2026 (a)	75,000	63,379
10.75%, 4/15/2027 (a)	23,000	16,905
		1,891,820
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.20%, 9/11/2029	46,000	41,050
1.25%, 8/20/2030	100,000	81,555
3.35%, 8/8/2032	230,000	217,481
4.38%, 5/13/2045	129,000	126,355
2.65%, 2/8/2051	150,000	109,761
3.95%, 8/8/2052	120,000	110,737
2.85%, 8/5/2061	350,000	248,507
Dell International LLC
4.90%, 10/1/2026	30,000	30,116
5.30%, 10/1/2029	100,000	99,093
Seagate HDD Cayman 3.13%, 7/15/2029	220,000	174,738
		1,239,393
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc.
4.63%, 5/15/2024 (a)	13,000	12,522
4.88%, 5/15/2026 (a)	20,000	18,401
William Carter Co. (The) 5.63%, 3/15/2027 (a)	100,000	96,563
		127,486
Thrifts & Mortgage Finance — 0.2%
BPCE SA (France)
3.50%, 10/23/2027 (a)	250,000	229,290
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (b)	250,000	195,658
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Thrifts & Mortgage Finance — continued
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	115,000	102,283
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	60,000	50,400
3.63%, 3/1/2029 (a)	120,000	96,600
		674,231
Tobacco — 0.4%
Altria Group, Inc.
2.45%, 2/4/2032	80,000	60,464
3.40%, 2/4/2041	145,000	98,022
3.88%, 9/16/2046	95,000	65,882
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	141,000	129,530
4.39%, 8/15/2037	600,000	474,575
Imperial Brands Finance plc (United Kingdom) 6.13%, 7/27/2027 (a)	285,000	289,306
Philip Morris International, Inc.
3.13%, 3/2/2028	49,000	44,984
4.38%, 11/15/2041	345,000	285,532
4.13%, 3/4/2043	100,000	78,648
		1,526,943
Trading Companies & Distributors — 0.4%
Air Lease Corp.
3.38%, 7/1/2025	92,000	87,364
1.88%, 8/15/2026	50,000	43,738
Aviation Capital Group LLC
4.13%, 8/1/2025 (a)	110,000	103,217
1.95%, 1/30/2026 (a)	50,000	43,139
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	565,000	533,493
Imola Merger Corp. 4.75%, 5/15/2029 (a)	170,000	144,324
United Rentals North America, Inc. 5.25%, 1/15/2030	240,000	227,040
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	85,000	85,015
7.25%, 6/15/2028 (a)	210,000	211,735
		1,479,065
Transportation Infrastructure — 0.0% ^
Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	12,000	9,756
Wireless Telecommunication Services — 0.2%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	105,000	99,356
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (a)	40,000	35,111
Sprint Corp.
7.88%, 9/15/2023	8,000	8,242
7.13%, 6/15/2024	30,000	30,974
7.63%, 3/1/2026	225,000	237,966
T-Mobile USA, Inc.
4.75%, 2/1/2028	195,000	190,729
2.55%, 2/15/2031	95,000	79,068
		681,446
Total Corporate Bonds (Cost $135,774,472)		121,994,621
Asset-Backed Securities — 17.0%
ACC Trust Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	1,000,000	949,437
Affirm Asset Securitization Trust Series 2021-A, Class C, 1.66%, 8/15/2025 ‡ (a)	500,000	483,179
Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	397,600	354,427
American Airlines Pass-Through Trust Series 2015-2, Class A, 4.00%, 9/22/2027	193,263	165,501
American Credit Acceptance Receivables Trust
Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	217,047	216,524
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	300,000	290,666
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	506,000	501,836
American Homes 4 Rent Trust
Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (a)	125,000	123,444
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	150,000	150,654
Series 2015-SFR1, Class F, 5.89%, 4/17/2052 ‡ (a)	400,000	391,620
Series 2015-SFR2, Class A, 3.73%, 10/17/2052 ‡ (a)	90,648	88,539
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	500,000	470,559
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 ‡ (a)	375,000	358,702
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (a)	350,000	321,563
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	1,500,000	1,378,920
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (a)	425,000	384,098
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 ‡ (a)	750,000	697,997
Series 2022-SFR3, Class E2, 4.00%, 10/17/2039 (a)	1,000,000	844,932
Aqua Finance Trust Series 2019-A, Class B, 3.47%, 7/16/2040 ‡ (a)	246,000	233,253
Avid Automobile Receivables Trust Series 2019-1, Class D, 4.03%, 7/15/2026 (a)	300,000	297,367
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	131,096	128,420
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	947,259	885,905
Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	251,500	226,239
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	541,342	480,699
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	266,688	251,591
CarNow Auto Receivables Trust Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	200,000	194,515
Carvana Auto Receivables Trust
Series 2020-N1A, Class B, 2.01%, 3/17/2025 (a)	48,265	48,214
Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	110,000	108,715
Cascade MH Asset Trust Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (g)	401,843	361,237
CoreVest American Finance Trust
Series 2019-1, Class E, 5.49%, 3/15/2052 ‡ (a) (g)	551,000	508,347
Series 2019-2, Class E, 5.42%, 6/15/2052 ‡ (a) (g)	650,000	586,016
Series 2019-3, Class E, 4.92%, 10/15/2052 ‡ (a) (g)	570,000	492,018
CPS Auto Receivables Trust
Series 2020-B, Class C, 3.30%, 4/15/2026 (a)	85,149	85,104
Series 2022-C, Class C, 5.28%, 4/15/2030 (a)	1,000,000	993,648
Credit Acceptance Auto Loan Trust Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	750,000	733,286
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	65

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	250,000	222,525
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	14,526
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	280,534	260,172
Series 2021-1A, Class D, 3.83%, 11/21/2033 ‡ (a)	246,082	230,955
Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	750,000	737,036
DT Auto Owner Trust Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	500,000	497,142
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (a)	569,535	507,022
Series 2021-A, Class D, 3.32%, 8/27/2035 ‡ (a)	203,405	182,390
Exeter Automobile Receivables Trust
Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	162,207	161,861
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	400,000	400,007
Series 2022-3A, Class D, 6.76%, 9/15/2028	1,000,000	1,012,794
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	1,000,000	995,802
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	263,728	253,054
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 ‡ (a)	1,201,000	1,105,256
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 ‡ (a)	1,000,000	918,087
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 ‡ (a)	500,000	432,216
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 ‡ (a)	600,000	512,763
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (a)	635,000	543,530
Series 2021-SFR2, Class E2, 2.36%, 9/17/2038 ‡ (a)	814,000	687,975
Series 2022-SFR2, Class E2, 4.50%, 7/17/2039 ‡ (a)	492,000	430,031
Flagship Credit Auto Trust
Series 2020-4, Class D, 2.18%, 2/16/2027 (a)	280,000	267,666
Series 2021-4, Class C, 1.96%, 12/15/2027 (a)	500,000	462,746
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	1,000,000	988,248
FMC GMSR Issuer Trust
Series 2021-GT1, Class B, 4.36%, 7/25/2026 ‡ (a) (g)	400,000	357,307
Series 2022-GT1, Class B, 7.17%, 4/25/2027 ‡ (a)	600,000	556,842
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	1,093,640	1,051,088
Foundation Finance Trust
Series 2020-1A, Class B, 4.62%, 7/16/2040 ‡ (a)	300,000	294,138
Series 2020-1A, Class C, 5.75%, 7/16/2040 ‡ (a)	150,000	148,253
Series 2021-1A, Class C, 2.99%, 5/15/2041 ‡ (a)	536,000	461,695
FREED ABS Trust
Series 2021-2, Class C, 1.94%, 6/19/2028 ‡ (a)	200,000	193,965
Series 2022-1FP, Class D, 3.35%, 3/19/2029 ‡ (a)	700,000	648,579
Series 2022-3FP, Class C, 7.05%, 8/20/2029 ‡ (a)	500,000	496,479
Genesis Sales Finance Master Trust Series 2020-AA, Class C, 2.99%, 9/22/2025 (a)	300,000	274,077
GLS Auto Receivables Issuer Trust Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	1,000,000	935,866
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class E, 6.28%, 4/20/2037 ‡ (a) (g)	663,500	631,744
Hilton Grand Vacations Trust
Series 2022-1D, Class D, 6.79%, 6/20/2034 ‡ (a)	411,292	398,294
Series 2022-2A, Class D, 8.73%, 1/25/2037 (a)	600,000	591,310
Series 2020-AA, Class C, 6.42%, 2/25/2039 ‡ (a)	254,199	256,377
HIN Timeshare Trust
Series 2020-A, Class D, 5.50%, 10/9/2039 ‡ (a)	102,295	96,128
Series 2020-A, Class E, 6.50%, 10/9/2039 ‡ (a)	460,328	433,859
HINNT LLC Series 2022-A, Class D, 6.50%, 5/15/2041 ‡ (a)	899,013	834,801
Home Partners of America Trust Series 2022-1, Class D, 4.73%, 4/17/2039 ‡ (a)	976,337	926,142
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Lendingpoint Asset Securitization Trust Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	1,000,000	836,039
Lendmark Funding Trust
Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (a)	100,000	93,182
Series 2019-2A, Class D, 5.24%, 4/20/2028 ‡ (a)	700,000	650,978
Series 2021-1A, Class D, 5.05%, 11/20/2031 ‡ (a)	870,000	666,881
Series 2021-2A, Class B, 2.37%, 4/20/2032 ‡ (a)	1,000,000	790,469
LL ABS Trust Series 2020-1A, Class B, 3.79%, 1/17/2028 ‡ (a)	193,735	193,134
LP LMS Asset Securitization Trust, 6.17%, 10/15/2028	550,000	529,045
Mariner Finance Issuance Trust Series 2021-AA, Class D, 3.83%, 3/20/2036 ‡ (a)	351,000	299,961
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	600,000	568,365
Series 2021-1A, Class B, 2.33%, 3/20/2026 (a)	200,000	188,905
MVW LLC
Series 2020-1A, Class C, 4.21%, 10/20/2037 ‡ (a)	152,508	143,383
Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	69,871	65,351
MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	43,063	40,689
New Residential Mortgage Loan Trust
Series 2022-SFR1, Class D, 3.30%, 2/17/2039 ‡ (a)	340,000	307,407
Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 ‡ (a)	420,000	376,985
NMEF Funding LLC Series 2021-A, Class C, 2.58%, 12/15/2027 ‡ (a)	600,000	555,214
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	226,497	213,259
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	802,181	725,385
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	220,392	200,625
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	328,712	302,605
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	262,437	247,378
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Octane Receivables Trust Series 2020-1A, Class C, 2.89%, 3/20/2026 ‡ (a)	350,000	333,258
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	100,000	93,245
Series 2021-A, Class C, 3.44%, 3/8/2028 ‡ (a)	380,000	350,463
Oportun Issuance Trust
Series 2022-2, Class C, 9.36%, 10/9/2029 ‡ (a)	750,000	744,844
Series 2021-B, Class B, 1.96%, 5/8/2031 ‡ (a)	400,000	366,879
Series 2021-B, Class C, 3.65%, 5/8/2031 ‡ (a)	100,000	93,417
Series 2022-A, Class C, 7.40%, 6/9/2031 ‡ (a)	755,000	735,374
Pagaya AI Debt Selection Trust Series 2021-1, Class B, 2.13%, 11/15/2027 ‡ (a)	499,794	457,843
Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	107,047	106,910
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (f)	701,787	660,400
Series 2021-RN3, Class A1, 1.84%, 9/25/2051 ‡ (a) (f)	855,746	797,494
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (f)	362,406	345,371
Progress Residential
Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 ‡ (a)	450,000	392,941
Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 ‡ (a)	645,000	561,547
Progress Residential Trust
Series 2022-SFR2, Class E2, 4.80%, 4/17/2027 ‡	651,000	589,995
Series 2020-SFR3, Class E, 2.30%, 10/17/2027 ‡ (a)	300,000	271,991
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 ‡ (a)	500,000	463,381
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (a)	425,000	401,531
Series 2020-SFR1, Class F, 3.43%, 4/17/2037 ‡ (a)	450,000	421,134
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 ‡ (a)	750,000	720,407
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	67

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 ‡ (a)	400,000	347,499
Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 ‡ (a)	950,000	817,579
Series 2021-SFR5, Class E2, 2.36%, 7/17/2038 (a)	270,000	230,908
Series 2022-SFR3, Class F, 6.60%, 4/17/2039 ‡ (a)	665,000	625,168
Series 2022-SFR5, Class E2, 6.86%, 6/17/2039 ‡ (a)	388,000	383,302
Series 2021-SFR7, Class E1, 2.59%, 8/17/2040 ‡ (a)	793,000	646,492
Series 2022-SFR1, Class E2, 3.99%, 2/17/2041 ‡ (a)	750,000	645,743
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 5.00%, 12/27/2044 (a) (g)	85,988	81,804
Regional Management Issuance Trust
Series 2020-1, Class C, 3.80%, 10/15/2030 ‡ (a)	300,000	273,217
Series 2021-1, Class D, 5.07%, 3/17/2031 ‡ (a)	500,000	420,992
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	142,738
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class D, 6.59%, 7/20/2037 ‡ (a)	729,303	708,544
Series 2021-1A, Class D, 3.17%, 11/20/2037 ‡ (a)	341,639	316,445
Series 2022-1A, Class D, 6.00%, 10/20/2038 ‡ (a)	695,969	662,682
Series 2022-2A, Class D, 9.22%, 6/20/2040 ‡ (a)	675,884	670,387
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (a)	743,030	686,031
Theorem Funding Trust Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	530,000	531,691
Tricon American Homes Series 2020-SFR1, Class E, 3.54%, 7/17/2038 ‡ (a)	300,000	277,564
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 4/11/2026	123,108	114,054
Series 2016-2, Class A, 3.10%, 10/7/2028	7,621	6,177
Series 2018-1, Class A, 3.70%, 3/1/2030	12,508	10,519
United Auto Credit Securitization Trust Series 2022-2, Class C, 5.81%, 5/10/2027 (a)	856,000	852,074
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Upstart Securitization Trust Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	1,093,000	1,089,029
US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	13,189	13,168
US Auto Funding Trust Series 2022-1A, Class D, 9.14%, 7/15/2027 (a)	1,000,000	957,535
USASF Receivables LLC
Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	264,195	262,919
Series 2020-1A, Class D, 9.35%, 3/15/2027 (a)	750,000	751,919
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (a) (f)	230,639	221,665
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 ‡ (a) (f)	641,450	592,353
Veros Auto Receivables Trust Series 2021-1, Class B, 1.49%, 10/15/2026 (a)	300,000	286,521
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (f)	157,936	147,103
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (f)	702,169	663,626
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	226,900	215,825
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (a)	124,242	123,794
Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (a)	209,805	199,531
Series 2022-1A, Class D, 3.84%, 8/20/2036 ‡ (a)	839,220	785,977
Westlake Automobile Receivables Trust Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	1,000,000	996,804
Total Asset-Backed Securities (Cost $73,647,942)		69,860,964
U.S. Treasury Obligations — 15.9%
U.S. Treasury Bonds
4.50%, 8/15/2039	715,000	825,769
1.13%, 5/15/2040	994,000	676,541
4.38%, 5/15/2040	370,000	419,329
1.13%, 8/15/2040	2,755,000	1,858,118
1.38%, 11/15/2040	800,000	562,813
4.75%, 2/15/2041	2,113,000	2,500,686
2.25%, 5/15/2041	3,076,000	2,508,382
3.75%, 11/15/2043	2,226,000	2,279,215
3.38%, 11/15/2048	1,144,000	1,133,052
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
2.38%, 11/15/2049	3,939,000	3,246,136
2.00%, 2/15/2050	358,000	270,793
1.88%, 2/15/2051	1,207,000	880,686
2.38%, 5/15/2051	3,954,000	3,255,254
2.25%, 2/15/2052	6,776,000	5,412,330
U.S. Treasury Notes
2.13%, 2/29/2024	156,000	152,947
1.13%, 2/28/2025	565,000	533,373
1.13%, 10/31/2026	10,471,000	9,540,881
0.50%, 8/31/2027	2,381,000	2,071,191
0.63%, 11/30/2027	2,224,000	1,933,490
1.25%, 3/31/2028	180,000	160,664
1.25%, 4/30/2028	4,100,000	3,654,605
1.25%, 9/30/2028	8,045,000	7,115,740
0.88%, 11/15/2030	430,000	359,436
1.63%, 5/15/2031	443,000	391,346
1.38%, 11/15/2031	678,000	580,776
1.88%, 2/15/2032	5,701,000	5,097,050
U.S. Treasury STRIPS Bonds
2.52%, 5/15/2032 (h)	2,200,000	1,595,425
1.64%, 5/15/2033 (h)	3,205,000	2,244,516
2.28%, 2/15/2034 (h)	838,000	571,132
1.32%, 8/15/2039 (h)	511,000	295,107
2.37%, 11/15/2040 (h)	3,172,000	1,657,040
2.26%, 8/15/2041 (h)	207,000	103,339
2.22%, 11/15/2041 (h)	845,000	425,942
2.58%, 2/15/2042 (h)	1,065,000	517,463
1.38%, 2/15/2045 (h)	649,000	285,692
Total U.S. Treasury Obligations (Cost $73,448,146)		65,116,259
Mortgage-Backed Securities — 15.6%
FHLMC Gold Pools, 30 Year Pool # G60855, 4.50%, 12/1/2045	75,686	77,300
FHLMC Gold Pools, Other Pool # N31271, 4.50%, 1/1/2036	14,049	14,008
FHLMC UMBS, 30 Year Pool # QA5045, 4.00%, 11/1/2049	76,580	75,449
FNMA , 3.97%, 8/1/2032 (i)	908,000	913,108
FNMA UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	371,083	371,637
FNMA UMBS, 30 Year
Pool # AL2374, 4.00%, 12/1/2041	107,850	107,946
Pool # AL4244, 4.00%, 7/1/2042	125,047	125,429
Pool # BM1164, 3.50%, 12/1/2045	85,546	82,713
Pool # MA3073, 4.50%, 7/1/2047	20,190	20,396
Pool # BK4769, 5.00%, 8/1/2048	365,926	375,453
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BN5013, 5.00%, 1/1/2049	120,092	123,190
Pool # BO1073, 4.50%, 6/1/2049	41,204	41,121
Pool # BO3039, 3.00%, 7/1/2049	169,223	157,173
Pool # BN6475, 4.00%, 7/1/2049	7,868	7,765
Pool # BO2562, 4.00%, 7/1/2049	111,462	110,788
Pool # BO4519, 4.00%, 8/1/2049	3,551	3,497
Pool # BO2203, 3.50%, 9/1/2049	256,204	246,211
Pool # FM9961, 3.00%, 12/1/2051	493,501	457,492
Pool # CB2637, 2.50%, 1/1/2052	510,119	456,817
Pool # BV0273, 3.00%, 1/1/2052	315,289	293,549
Pool # CB2670, 3.00%, 1/1/2052	459,204	427,591
Pool # BV3930, 3.00%, 2/1/2052	593,659	550,728
Pool # BV0295, 3.50%, 2/1/2052	670,348	649,614
Pool # BW6017, 3.50%, 5/1/2052	599,139	574,950
FNMA, Other
Pool # BS6339, 11.00%, 7/12/2024 (i)	1,100,000	1,091,409
Pool # AM8846, 2.68%, 5/1/2025	142,550	138,075
Pool # AM0414, 2.87%, 9/1/2027	400,000	383,440
Pool # AN7560, 2.90%, 12/1/2027	184,660	176,016
Pool # BL2367, 3.48%, 5/1/2029	540,538	529,173
Pool # BS1577, 1.82%, 2/1/2030	862,252	755,733
Pool # BS4878, 2.44%, 6/1/2030	597,043	544,574
Pool # 387898, 3.71%, 8/1/2030	750,000	746,235
Pool # BS5171, 2.51%, 10/1/2030	1,925,000	1,745,408
Pool # BS5985, 3.99%, 11/1/2030	425,000	428,011
Pool # BL9645, 1.50%, 1/1/2031	100,000	83,031
Pool # BL9627, 1.56%, 1/1/2031	500,000	417,313
Pool # BS1731, 1.82%, 1/1/2031	980,265	846,979
Pool # BS2422, 1.67%, 7/1/2031	1,200,000	1,003,210
Pool # BS2898, 1.56%, 9/1/2031	1,000,000	825,487
Pool # BS4563, 2.01%, 1/1/2032	1,100,000	945,355
Pool # BM7037, 1.76%, 3/1/2032 (g)	1,099,950	925,010
Pool # BL6367, 1.82%, 4/1/2032	330,000	280,418
Pool # BS5130, 2.55%, 4/1/2032	497,111	449,825
Pool # BS6301, 3.67%, 8/1/2032	945,000	929,898
Pool # BS6335, 3.75%, 9/1/2032 (i)	1,030,000	1,023,241
Pool # BL8708, 1.40%, 11/1/2032	200,000	159,210
Pool # AN6000, 3.21%, 7/1/2033	972,464	921,216
Pool # AN9725, 3.76%, 7/1/2033	103,043	102,153
Pool # BS4197, 2.14%, 12/1/2033	500,000	427,251
Pool # BS6427, IO, 3.75%, 9/1/2034 (i)	1,000,000	1,003,125
Pool # BS5018, 2.88%, 10/1/2035	750,000	639,737
Pool # AN7345, 3.21%, 11/1/2037	638,456	588,521
Pool # MA1072, 3.50%, 5/1/2042	11,128	10,833
Pool # BF0230, 5.50%, 1/1/2058	435,322	470,727
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	69

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BF0400, 4.00%, 8/1/2059	769,915	755,902
Pool # BF0497, 3.00%, 7/1/2060	77,344	71,658
Pool # BF0560, 2.50%, 9/1/2061	983,118	866,639
Pool # BF0562, 3.50%, 9/1/2061	963,431	910,140
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 3.50%, 9/25/2052 (i)	11,405,000	10,865,935
GNMA II
Pool # CJ7125, ARM, 4.49%, 10/20/2071 (g)	458,825	474,468
Pool # CJ7141, ARM, 4.41%, 11/20/2071 (g)	440,291	453,480
Pool # CE9384, ARM, 4.49%, 11/20/2071 (g)	717,186	740,737
Pool # CE5557, ARM, 4.58%, 11/20/2071 (g)	98,781	102,861
Pool # CK2792, ARM, 4.58%, 3/20/2072 (g)	809,519	844,181
Pool # CO0363, ARM, 4.75%, 7/20/2072 (g)	779,000	823,855
GNMA II, 30 Year
Pool # AJ9020, 4.50%, 10/20/2044	34,029	34,002
Pool # BB3525, 4.00%, 9/20/2047	24,278	24,266
Pool # BM2418, 4.00%, 8/20/2049	18,432	18,642
Pool # BN7049, 4.50%, 8/20/2049	161,388	165,370
Pool # BP7160, 4.50%, 9/20/2049	87,434	90,771
Pool # CC9803, 4.00%, 4/20/2051	410,819	406,267
Pool # MA7534, 2.50%, 8/20/2051	4,798,843	4,396,124
Pool # MA7705, 2.50%, 11/20/2051	6,589,323	6,021,287
Pool # CH7863, 3.50%, 12/20/2051	707,377	686,320
Pool # CI2080, 3.50%, 12/20/2051	854,333	824,547
Pool # CH0876, 3.00%, 1/20/2052	111,970	105,640
Pool # CH0877, 3.00%, 1/20/2052	276,457	260,742
Pool # CH0878, 3.00%, 1/20/2052	326,224	307,476
Pool # CJ3916, 3.00%, 1/20/2052	751,823	722,583
Pool # CK2608, 3.00%, 1/20/2052	476,427	448,479
Pool # CK4909, 3.00%, 1/20/2052	98,841	93,046
Pool # CK4916, 3.00%, 1/20/2052	232,239	218,206
Pool # CJ8184, 3.50%, 1/20/2052	633,033	611,023
Pool # CK4918, 3.50%, 1/20/2052	79,091	76,723
Pool # CK7137, 4.00%, 1/20/2052	486,929	480,344
Pool # CK2667, 3.00%, 2/20/2052	632,187	593,898
Pool # CK2672, 3.50%, 2/20/2052	594,538	575,249
Pool # CM2154, 3.00%, 3/20/2052	792,676	736,818
Pool # CM2278, 3.50%, 4/20/2052	865,249	839,319
Pool # CO4826, 5.00%, 6/20/2052	591,117	599,574
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # CO4847, 5.00%, 7/20/2052	884,740	897,501
Pool # MA8200, 4.00%, 8/20/2052	1,975,000	1,950,504
Total Mortgage-Backed Securities (Cost $68,146,024)		63,949,116
Commercial Mortgage-Backed Securities — 6.0%
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class B, 3.78%, 12/18/2037 ‡ (a) (g)	250,000	241,029
BAMLL Re-REMIC Trust
Series 2014-FRR4, Class BK29, PO, 4/27/2023 (a)	836,170	796,273
Series 2014-FRR5, Class AK37, 2.40%, 1/27/2047 (a) (g)	770,000	733,129
BB-UBS Trust Series 2012-SHOW, Class E, 4.16%, 11/5/2036 ‡ (a) (g)	225,000	202,751
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 ‡ (a)	380,000	306,209
Series 2021-FRR1, Class CK45, 1.41%, 2/28/2025 ‡ (a) (g)	500,000	429,883
Series 2021-FRR1, Class BK45, 2.11%, 2/28/2025 ‡ (a) (g)	600,000	539,487
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 ‡ (a)	480,000	356,316
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 ‡ (a)	430,000	321,596
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 ‡ (a)	1,150,000	677,076
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 ‡ (a)	400,000	218,909
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN1, Class M1, 4.18%, 1/25/2051 (a) (g)	284,425	274,547
Series 2021-MN1, Class M2, 5.93%, 1/25/2051 (a) (g)	685,000	633,820
Series 2021-MN3, Class M1, 4.48%, 11/25/2051 (a) (g)	619,799	595,627
Series 2022-MN4, Class M1, 6.43%, 5/25/2052 (a) (g)	997,956	1,031,785
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KW06, Class A2, 3.80%, 6/25/2028 (g)	1,750,000	1,748,950
Series K088, Class A2, 3.69%, 1/25/2029	350,000	348,184
Series KLU3, Class X1, IO, 2.08%, 1/25/2031 (g)	642	74
Series K128, Class X3, IO, 2.88%, 4/25/2031 (g)	550,000	98,906
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K142, Class A2, 2.40%, 3/25/2032	1,250,000	1,109,286
Series K-1520, Class X1, IO, 0.58%, 2/25/2036 ‡ (g)	4,492,532	197,737
Series K-1520, Class X3, IO, 3.20%, 4/25/2039 (g)	550,000	151,272
Series 2022-MN4, Class M2, 8.68%, 5/25/2052 (a) (g)	750,000	757,017
Series K145, Class AM, 2.58%, 6/25/2055	1,100,000	983,330
Series Q014, Class X, IO, 2.80%, 10/25/2055 (g)	1,924,629	382,349
FNMA ACES
Series 2017-M3, Class A2, 2.55%, 12/25/2026 (g)	269,311	255,858
Series 2021-M11, Class A2, 1.51%, 3/25/2031 (g)	300,000	250,597
Series 2022-M1, Class A1, 1.73%, 10/25/2031 (g)	485,544	437,905
Series 2022-M3, Class A2, 1.76%, 11/25/2031 (g)	1,400,000	1,174,544
Series 2020-M53, Class A2, 1.74%, 11/25/2032 (g)	1,250,000	1,026,577
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	63,251	60,163
Series 2021-M3, Class X1, IO, 2.07%, 11/25/2033 (g)	542,795	60,361
FNMA, Multi-Family REMIC Trust Series 2022-M1G, Class A2, 1.58%, 9/25/2031 (g)	700,000	584,667
FREMF Mortgage Trust
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (g)	250,000	228,905
Series 2018-KBX1, Class B, 3.69%, 1/25/2026 (a) (g)	500,000	465,011
Series 2021-KHG3, Class BFX, 2.48%, 9/25/2028 (a) (g)	1,000,000	836,984
Series 2015-K44, Class B, 3.85%, 1/25/2048 (a) (g)	200,000	195,461
Series 2015-K45, Class B, 3.73%, 4/25/2048 (a) (g)	199,293	194,301
Series 2015-K48, Class B, 3.77%, 8/25/2048 (a) (g)	200,000	192,663
Series 2015-K50, Class B, 3.91%, 10/25/2048 (a) (g)	200,000	194,198
Series 2015-K51, Class B, 4.09%, 10/25/2048 (a) (g)	381,860	368,270
Series 2016-K52, Class B, 4.06%, 1/25/2049 (a) (g)	250,000	242,785
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2016-K53, Class C, 4.16%, 3/25/2049 (a) (g)	70,000	66,708
Series 2017-K729, Class B, 3.80%, 11/25/2049 (a) (g)	300,000	291,635
FRR Re-REMIC Trust Series 2018-C1, Class CK43, PO, 2/27/2048 ‡ (a)	612,660	501,119
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK39, 2.76%, 8/27/2047 (a) (g)	944,000	895,182
MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 4.99%, 4/15/2038 ‡ (a) (g)	600,000	570,238
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 5.69%, 10/25/2049 ‡ (a) (g)	988,702	944,672
Series 2020-01, Class M7, 4.39%, 3/25/2050 ‡ (a) (g)	272,907	267,659
Series 2020-01, Class M10, 6.19%, 3/25/2050 (a) (g)	1,000,000	950,519
PFP Ltd. (Cayman Islands)
Series 2021-7, Class C, 4.04%, 4/14/2038 ‡ (a) (g)	164,992	154,962
Series 2021-7, Class D, 4.79%, 4/14/2038 ‡ (a) (g)	169,992	163,465
Total Commercial Mortgage-Backed Securities (Cost $26,237,272)		24,710,951
Collateralized Mortgage Obligations — 3.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (a) (f)	281,334	261,187
Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (f)	476,191	450,742
Bayview Financing Trust Series 2021-2F, Class M2, 3.76%, 1/10/2032 ‡ (a) (g)	109,962	110,270
Cascade MH Asset Trust Series 2022-MH1, Class M, 4.25%, 8/25/2054 ‡ (a) (f)	1,000,000	813,603
CSMC Trust
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (g)	552,196	526,338
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (f)	828,091	799,166
FHLMC, REMIC
Series 2708, Class ZD, 5.50%, 11/15/2033	91,793	96,054
Series 4302, Class PA, 4.00%, 12/15/2043	66,621	65,926
Series 4281, Class BC, 4.50%, 12/15/2043 (g)	95,192	96,796
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	71

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
FMC GMSR Issuer Trust Series 2022-GT2, Class B, 10.07%, 7/25/2027 (a)	1,000,000	979,844
FNMA, REMIC
Series 2003-7, Class FA, 3.19%, 2/25/2033 (g)	91,403	92,351
Series 2013-108, Class GU, 3.00%, 10/25/2033	503,070	487,030
Series 2005-110, Class TY, 5.50%, 12/25/2035	57,238	60,221
Series 2007-89, Class F, 3.02%, 9/25/2037 (g)	102,738	103,166
Series 2011-112, Class PB, 4.00%, 11/25/2041	119,045	117,601
GNMA
Series 2010-H24, Class FA, 2.15%, 10/20/2060 (g)	66,202	65,604
Series 2014-H03, Class FA, 2.40%, 1/20/2064 (g)	48,957	48,763
Series 2015-H05, Class FC, 2.28%, 2/20/2065 (g)	259,330	257,125
Home RE Ltd. (Bermuda)
Series 2021-2, Class M1A, 3.43%, 1/25/2034 ‡ (a) (g)	167,059	166,424
Series 2022-1, Class M1C, 7.68%, 10/25/2034 ‡ (a) (g)	750,000	758,906
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (g)	255,000	245,926
PMT Credit Risk Transfer Trust Series 2021-1R, Class A, 5.34%, 2/27/2024 (a) (g)	241,527	236,047
PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (g)	170,126	161,543
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (f)	497,511	471,163
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	160,562	155,885
Series 2018-3, Class MA, 3.50%, 8/25/2057 ‡ (g)	65,112	63,732
Series 2018-3, Class M55D, 4.00%, 8/25/2057 ‡ (g)	290,794	287,646
Series 2018-2, Class MT, 3.50%, 11/25/2057	633,090	605,714
Series 2018-2, Class M55D, 4.00%, 11/25/2057	322,992	318,038
Series 2019-1, Class MA, 3.50%, 7/25/2058	126,635	123,750
Series 2019-2, Class MA, 3.50%, 8/25/2058 ‡	148,522	145,024
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	522,825	498,205
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	528,566	508,434
Series 2021-1, Class BXS, 11.45%, 9/25/2060 ‡ (a) (g)	150,000	122,733
Series 2022-1, Class MTU, 3.25%, 11/25/2061	518,183	487,052
Towd Point Mortgage Trust Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	754,000	715,061
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (g)	800,000	774,640
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (f)	423,215	399,311
Total Collateralized Mortgage Obligations (Cost $13,195,856)		12,677,021
	SHARES
Common Stocks — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	23	2,311
Chord Energy Corp.	109	15,429
EP Energy Corp. *	275	2,338
		20,078
Professional Services — 0.0% ^
NMG, Inc. *	1	180
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	270	7,425
Total Common Stocks (Cost $12,779)		27,683
	PRINCIPAL AMOUNT($)
Municipal Bonds — 0.0% (j) ^
Ohio — 0.0% ^
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114(Cost $32,776)	25,000	24,387
	NO. OF WARRANTS
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	16	216
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	NO. OF WARRANTS	VALUE($)
Warrants — continued
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	78	3,965
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.
expiring 2/9/2026, price 25.10 USD*	71	6,237
expiring 2/9/2026, price 29.18 USD*	79	6,623
expiring 2/9/2026, price 32.86 USD*	44	3,547
		16,407
Total Warrants (Cost $1)		20,588
	SHARES
Preferred Stocks — 0.0% ^
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡(Cost $2,753)	2,868	3,140
	NO. OF RIGHTS
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $1 )	56	1
	SHARES
Short-Term Investments — 15.7%
Investment Companies — 15.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (k) (l) (Cost $64,292,445)	64,292,445	64,292,445
Total Investments — 103.0% (Cost $454,790,467)		422,677,176
Liabilities in Excess of Other Assets — (3.0)%		(12,400,076)
NET ASSETS — 100.0%		410,277,100

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2022.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(c)	Security is an interest bearing note with preferred security characteristics.
(d)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of August 31, 2022.

(e)	Defaulted security.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	73

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(h)	The rate shown is the effective yield as of August 31, 2022.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	77	12/20/2022	USD	8,980,125	(72,193)
U.S. Treasury Long Bond	38	12/20/2022	USD	5,147,813	(42,832)
U.S. Treasury Ultra Bond	54	12/20/2022	USD	8,039,250	(34,681)
U.S. Treasury 2 Year Note	133	12/30/2022	USD	27,697,250	(54,666)
U.S. Treasury 5 Year Note	95	12/30/2022	USD	10,513,828	(50,658)
					(255,030)
Short Contracts
U.S. Treasury 10 Year Note	(2)	12/20/2022	USD	(233,250)	1,808
U.S. Treasury 10 Year Ultra Note	(35)	12/20/2022	USD	(4,370,078)	37,505
U.S. Treasury 5 Year Note	(1)	12/30/2022	USD	(110,672)	529
					39,842
					(215,188)

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of August 31, 2022:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.38-V2	5.00	Quarterly	6/20/2027	5.31	USD 6,000,000	(128,710)	142,092	13,382

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	August 31, 2022

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of August 31, 2022:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.38-V1	1.00	Quarterly	6/20/2027	0.92	USD 11,000,000	(5,524)	64,459	58,935
CDX.NA.HY.38-V2	5.00	Quarterly	6/20/2027	5.31	USD 3,700,000	(102,952)	94,700	(8,252)
						(108,476)	159,159	50,683

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	75

JPMorgan Corporate Bond Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 98.4%
Aerospace & Defense — 4.3%
BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	35,000	31,864
Boeing Co. (The)
4.51%, 5/1/2023	132,000	132,241
4.88%, 5/1/2025	189,000	189,528
5.04%, 5/1/2027	120,000	119,639
3.60%, 5/1/2034	159,000	129,364
5.71%, 5/1/2040	105,000	100,149
3.75%, 2/1/2050	30,000	21,530
L3Harris Technologies, Inc. 4.40%, 6/15/2028	174,000	171,038
Leidos, Inc.
4.38%, 5/15/2030	238,000	219,718
2.30%, 2/15/2031	80,000	62,794
Northrop Grumman Corp.
3.25%, 1/15/2028	90,000	85,402
4.03%, 10/15/2047	41,000	36,031
Precision Castparts Corp. 3.25%, 6/15/2025	24,000	23,721
Raytheon Technologies Corp.
3.50%, 3/15/2027	63,000	61,012
3.13%, 5/4/2027	146,000	139,394
4.45%, 11/16/2038	107,000	100,368
3.75%, 11/1/2046	88,000	73,203
		1,696,996
Air Freight & Logistics — 0.6%
FedEx Corp.
2.40%, 5/15/2031	60,000	50,500
3.25%, 5/15/2041	110,000	85,791
4.05%, 2/15/2048	90,000	76,003
		212,294
Auto Components — 0.3%
Lear Corp. 3.80%, 9/15/2027	140,000	132,236
Automobiles — 0.7%
General Motors Co. 6.13%, 10/1/2025	273,000	280,990
Banks — 15.0%
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	300,000	298,892
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (b)	146,000	145,409
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (b)	30,000	28,626
(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	60,000	54,586
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	154,000	147,009
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	146,000	139,756
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	210,000	194,515
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (b)	237,000	198,841
(SOFR + 1.32%), 2.69%, 4/22/2032 (b)	60,000	49,740
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (b)	53,000	41,086
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	59,000	53,079
(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	50,000	35,802
(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (b)	50,000	42,438
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	78,000	66,875
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (b)	330,000	327,582
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	428,000	419,459
(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	78,000	74,921
3.20%, 10/21/2026	188,000	179,577
(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	107,000	90,212
(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	156,000	148,863
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	87,000	75,495
4.65%, 7/23/2048	78,000	73,527
Citizens Financial Group, Inc. 3.25%, 4/30/2030	150,000	132,298
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	200,000	180,568
6.10%, 1/14/2042	75,000	81,177
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.76%, 7/26/2023	177,000	176,749
3.68%, 2/22/2027	31,000	29,777
3.96%, 3/2/2028	177,000	170,643
3.74%, 3/7/2029	289,000	273,535
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (b)	228,000	199,603
PNC Financial Services Group, Inc. (The) 2.60%, 7/23/2026	152,000	143,518
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Sumitomo Mitsui Financial Group, Inc. (Japan) 2.93%, 9/17/2041	200,000	144,974
Toronto-Dominion Bank (The) (Canada) 2.45%, 1/12/2032	200,000	166,669
Truist Financial Corp. 1.13%, 8/3/2027	90,000	77,386
Wells Fargo & Co.
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	53,000	49,610
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	349,000	329,309
(SOFR + 1.43%), 2.88%, 10/30/2030 (b)	202,000	177,182
5.38%, 11/2/2043	96,000	95,726
3.90%, 5/1/2045	117,000	98,952
4.75%, 12/7/2046	68,000	62,089
Westpac Banking Corp. (Australia)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b)	50,000	46,952
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b)	160,000	152,285
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b)	107,000	96,245
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.53%), 3.02%, 11/18/2036 (b)	53,000	41,815
2.96%, 11/16/2040	71,000	50,568
		5,863,920
Beverages — 2.9%
Anheuser-Busch Cos. LLC (Belgium)
3.65%, 2/1/2026	51,000	50,128
4.70%, 2/1/2036	77,000	74,497
4.90%, 2/1/2046	160,000	151,897
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.00%, 4/13/2028	49,000	48,429
4.90%, 1/23/2031	34,000	34,930
4.60%, 4/15/2048	120,000	108,833
4.44%, 10/6/2048	39,000	34,668
Coca-Cola Co. (The)
1.75%, 9/6/2024	217,000	210,370
2.88%, 5/5/2041	78,000	63,460
2.60%, 6/1/2050	55,000	40,036
2.75%, 6/1/2060	59,000	42,037
Constellation Brands, Inc. 3.15%, 8/1/2029	66,000	59,336
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	20,000	15,552
Molson Coors Beverage Co. 4.20%, 7/15/2046	30,000	24,694
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Beverages — continued
PepsiCo, Inc.
2.75%, 3/19/2030	30,000	27,427
3.50%, 3/19/2040	66,000	58,204
2.75%, 10/21/2051	100,000	75,480
		1,119,978
Biotechnology — 2.8%
AbbVie, Inc.
2.90%, 11/6/2022	105,000	104,921
3.60%, 5/14/2025	68,000	66,753
2.95%, 11/21/2026	122,000	115,083
4.25%, 11/14/2028	192,000	188,593
4.05%, 11/21/2039	161,000	141,919
4.70%, 5/14/2045	68,000	63,333
Amgen, Inc.
2.20%, 2/21/2027	68,000	62,492
2.45%, 2/21/2030	63,000	55,127
3.15%, 2/21/2040	40,000	31,615
4.40%, 5/1/2045	20,000	17,993
3.38%, 2/21/2050	20,000	15,275
4.40%, 2/22/2062	138,000	119,595
Biogen, Inc. 3.15%, 5/1/2050	80,000	54,570
Gilead Sciences, Inc. 4.15%, 3/1/2047	47,000	40,858
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	10,000	7,908
		1,086,035
Building Products — 0.0% ^
Carrier Global Corp. 3.58%, 4/5/2050	20,000	15,267
Capital Markets — 6.8%
Charles Schwab Corp. (The) 1.95%, 12/1/2031	146,000	118,990
CME Group, Inc. 3.00%, 3/15/2025	109,000	106,942
Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	246,078
Goldman Sachs Group, Inc. (The)
1.22%, 12/6/2023	58,000	55,998
4.00%, 3/3/2024	242,000	241,920
3.50%, 4/1/2025	130,000	127,112
3.85%, 1/26/2027	91,000	88,164
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	249,000	238,085
3.80%, 3/15/2030	226,000	208,399
(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	53,000	42,902
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	161,000	140,338
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	77

JPMorgan Corporate Bond Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Intercontinental Exchange, Inc. 5.20%, 6/15/2062	159,000	157,632
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	128,000	120,231
3.63%, 1/20/2027	188,000	182,653
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	205,000	193,492
(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	117,000	101,229
(SOFR + 3.12%), 3.62%, 4/1/2031 (b)	78,000	71,471
(SOFR + 1.36%), 2.48%, 9/16/2036 (b)	70,000	53,885
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	96,000	85,520
4.30%, 1/27/2045	29,000	25,914
(SOFR + 1.43%), 2.80%, 1/25/2052 (b)	50,000	34,044
		2,640,999
Chemicals — 2.1%
Celanese US Holdings LLC
6.05%, 3/15/2025	136,000	136,346
6.38%, 7/15/2032	119,000	118,132
Ecolab, Inc. 2.70%, 12/15/2051	97,000	68,724
International Flavors & Fragrances, Inc. 5.00%, 9/26/2048	30,000	27,522
LYB International Finance III LLC
3.38%, 10/1/2040	110,000	83,860
3.63%, 4/1/2051	86,000	63,349
Sherwin-Williams Co. (The)
3.45%, 6/1/2027	76,000	72,702
2.95%, 8/15/2029	254,000	227,892
		798,527
Commercial Services & Supplies — 0.2%
RELX Capital, Inc. (United Kingdom) 4.00%, 3/18/2029	66,000	63,760
Construction & Engineering — 0.4%
Quanta Services, Inc.
2.90%, 10/1/2030	50,000	42,706
2.35%, 1/15/2032	120,000	94,815
		137,521
Construction Materials — 0.3%
Martin Marietta Materials, Inc. 3.20%, 7/15/2051	168,000	117,710
Consumer Finance — 3.1%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	300,000	307,192
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
3.85%, 10/29/2041	165,000	121,480
American Express Co.
0.75%, 11/3/2023	240,000	231,899
(SOFR + 2.26%), 4.99%, 5/26/2033 (b)	155,000	154,079
Capital One Financial Corp. 3.30%, 10/30/2024	282,000	276,533
John Deere Capital Corp. 2.80%, 7/18/2029	138,000	127,546
		1,218,729
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	362,000	353,824
Equitable Holdings, Inc. 4.35%, 4/20/2028	70,000	68,846
Shell International Finance BV (Netherlands)
4.13%, 5/11/2035	147,000	139,567
4.38%, 5/11/2045	43,000	40,163
4.00%, 5/10/2046	29,000	25,833
		628,233
Diversified Telecommunication Services — 1.4%
AT&T, Inc.
3.50%, 9/15/2053	155,000	114,268
3.55%, 9/15/2055	193,000	141,313
3.65%, 9/15/2059	30,000	21,746
Verizon Communications, Inc.
3.40%, 3/22/2041	298,000	240,064
2.99%, 10/30/2056	50,000	33,610
		551,001
Electric Utilities — 4.9%
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	80,000	61,837
2.90%, 6/15/2050	76,000	55,695
Commonwealth Edison Co. 3.00%, 3/1/2050	76,000	57,269
Duke Energy Corp.
3.75%, 4/15/2024	70,000	69,667
2.65%, 9/1/2026	118,000	110,299
3.75%, 9/1/2046	106,000	82,861
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	20,000	15,345
2.75%, 4/1/2050	20,000	13,956
Emera US Finance LP (Canada) 4.75%, 6/15/2046	135,000	117,548
Entergy Louisiana LLC 4.00%, 3/15/2033	327,000	310,200
Evergy, Inc.
2.45%, 9/15/2024	127,000	122,418
2.90%, 9/15/2029	102,000	89,494
Exelon Corp. 4.45%, 4/15/2046	20,000	17,926
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Florida Power & Light Co.
3.95%, 3/1/2048	30,000	27,286
3.15%, 10/1/2049	88,000	70,251
Fortis, Inc. (Canada) 3.06%, 10/4/2026	148,000	138,499
Pacific Gas and Electric Co.
4.50%, 7/1/2040	116,000	90,297
3.30%, 8/1/2040	64,000	44,951
4.95%, 7/1/2050	30,000	23,943
3.50%, 8/1/2050	102,000	67,746
PPL Electric Utilities Corp. 3.00%, 10/1/2049	20,000	14,984
Southern California Edison Co.
2.25%, 6/1/2030	10,000	8,381
Series 13-A, 3.90%, 3/15/2043	6,000	4,869
Series C, 3.60%, 2/1/2045	111,000	84,400
4.00%, 4/1/2047	98,000	79,353
3.65%, 2/1/2050	14,000	10,714
Southern Co. (The) Series 21-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.75%, 9/15/2051 (b)	50,000	43,250
Virginia Electric and Power Co.
Series A, 3.15%, 1/15/2026	17,000	16,501
Series A, 3.50%, 3/15/2027	43,000	41,866
4.60%, 12/1/2048	30,000	28,497
		1,920,303
Electronic Equipment, Instruments & Components — 0.3%
Teledyne Technologies, Inc. 2.75%, 4/1/2031	130,000	108,288
Entertainment — 1.5%
Electronic Arts, Inc. 1.85%, 2/15/2031	241,000	197,546
Magallanes, Inc. 5.39%, 3/15/2062 (a)	79,000	63,414
Walt Disney Co. (The)
2.65%, 1/13/2031	121,000	106,665
3.50%, 5/13/2040	274,000	233,463
		601,088
Equity Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029	102,000	88,890
2.00%, 5/18/2032	59,000	46,623
3.00%, 5/18/2051	102,000	69,263
Boston Properties LP
4.50%, 12/1/2028	39,000	37,956
3.25%, 1/30/2031	120,000	103,361
Brixmor Operating Partnership LP 4.05%, 7/1/2030	270,000	240,000
Camden Property Trust 2.80%, 5/15/2030	121,000	107,179
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Equinix, Inc. 3.20%, 11/18/2029	140,000	125,375
Healthpeak Properties, Inc. 2.88%, 1/15/2031	136,000	117,339
Simon Property Group LP 2.45%, 9/13/2029	78,000	67,324
UDR, Inc. 3.00%, 8/15/2031	20,000	17,043
Ventas Realty LP 2.50%, 9/1/2031	59,000	48,142
Welltower, Inc. 3.63%, 3/15/2024	185,000	183,481
		1,251,976
Food & Staples Retailing — 0.8%
Sysco Corp. 3.30%, 7/15/2026	40,000	38,710
Walmart, Inc.
2.85%, 7/8/2024	50,000	49,339
1.80%, 9/22/2031	195,000	163,954
4.05%, 6/29/2048	47,000	45,072
		297,075
Food Products — 0.4%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	60,000	50,358
Kraft Heinz Foods Co. 5.50%, 6/1/2050	99,000	98,563
		148,921
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories 4.90%, 11/30/2046	150,000	157,509
Becton Dickinson and Co.
4.69%, 12/15/2044	73,000	69,198
4.67%, 6/6/2047	49,000	46,689
DH Europe Finance II Sarl 3.40%, 11/15/2049	62,000	50,123
Medtronic, Inc. 4.38%, 3/15/2035	68,000	67,490
		391,009
Health Care Providers & Services — 3.7%
Aetna, Inc.
2.80%, 6/15/2023	149,000	147,642
3.88%, 8/15/2047	70,000	57,074
Cigna Corp.
4.80%, 8/15/2038	86,000	82,893
3.40%, 3/15/2051	60,000	45,669
CVS Health Corp.
2.70%, 8/21/2040	112,000	80,939
5.05%, 3/25/2048	66,000	63,546
HCA, Inc.
5.00%, 3/15/2024	401,000	403,619
4.13%, 6/15/2029	90,000	82,848
3.50%, 7/15/2051	119,000	81,686
UnitedHealth Group, Inc.
3.75%, 7/15/2025	86,000	85,736
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	79

JPMorgan Corporate Bond Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
3.50%, 8/15/2039	122,000	105,082
2.75%, 5/15/2040	211,000	162,960
3.25%, 5/15/2051	60,000	47,115
		1,446,809
Hotels, Restaurants & Leisure — 0.9%
Expedia Group, Inc. 3.25%, 2/15/2030	70,000	60,538
McDonald's Corp. 2.13%, 3/1/2030	185,000	158,701
Starbucks Corp.
4.50%, 11/15/2048	75,000	68,003
3.50%, 11/15/2050	102,000	78,500
		365,742
Household Durables — 0.2%
Lennar Corp. 4.75%, 11/29/2027	75,000	72,988
Industrial Conglomerates — 0.5%
GE Capital Funding LLC 4.55%, 5/15/2032	50,000	48,201
General Electric Co. 6.75%, 3/15/2032	122,000	138,091
		186,292
Insurance — 1.9%
Aflac, Inc. 3.60%, 4/1/2030	110,000	104,635
American International Group, Inc.
2.50%, 6/30/2025	58,000	55,290
3.90%, 4/1/2026	28,000	27,540
Arch Capital Group Ltd. 3.64%, 6/30/2050	120,000	93,618
Berkshire Hathaway Finance Corp.
2.30%, 3/15/2027	55,000	51,774
4.20%, 8/15/2048	95,000	88,349
4.25%, 1/15/2049	20,000	18,844
Corebridge Financial, Inc. 4.40%, 4/5/2052 (a)	150,000	125,130
Marsh & McLennan Cos., Inc. 2.90%, 12/15/2051	150,000	107,449
Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (a)	20,000	16,752
Progressive Corp. (The) 4.13%, 4/15/2047	60,000	55,205
		744,586
Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc.
1.00%, 5/12/2026	53,000	47,988
3.88%, 8/22/2037	252,000	236,466
		284,454
IT Services — 0.8%
Global Payments, Inc.
3.20%, 8/15/2029	146,000	127,505
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued
4.15%, 8/15/2049	112,000	85,287
VeriSign, Inc. 2.70%, 6/15/2031	114,000	93,552
		306,344
Leisure Products — 0.2%
Hasbro, Inc. 3.90%, 11/19/2029	70,000	64,114
Life Sciences Tools & Services — 0.5%
Danaher Corp. 2.60%, 10/1/2050	101,000	69,693
Thermo Fisher Scientific, Inc.
2.80%, 10/15/2041	136,000	105,438
4.10%, 8/15/2047	23,000	21,443
		196,574
Machinery — 0.3%
Otis Worldwide Corp.
2.06%, 4/5/2025	40,000	37,770
2.57%, 2/15/2030	40,000	34,417
3.36%, 2/15/2050	80,000	59,576
		131,763
Media — 4.8%
Charter Communications Operating LLC
4.91%, 7/23/2025	270,000	269,074
2.80%, 4/1/2031	102,000	82,634
3.50%, 3/1/2042	177,000	122,263
5.38%, 5/1/2047	30,000	25,569
4.80%, 3/1/2050	54,000	42,386
5.50%, 4/1/2063	50,000	41,838
Comcast Corp.
3.70%, 4/15/2024	199,000	198,332
3.95%, 10/15/2025	105,000	104,826
3.15%, 3/1/2026	88,000	85,643
4.15%, 10/15/2028	101,000	100,119
3.40%, 4/1/2030	40,000	37,343
3.90%, 3/1/2038	150,000	134,846
3.75%, 4/1/2040	50,000	43,393
4.00%, 11/1/2049	30,000	25,627
3.45%, 2/1/2050	20,000	15,769
Discovery Communications LLC
3.95%, 3/20/2028	176,000	161,671
5.00%, 9/20/2037	30,000	26,173
4.65%, 5/15/2050	91,000	69,132
4.00%, 9/15/2055	90,000	59,625
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Time Warner Cable LLC
6.55%, 5/1/2037	140,000	137,515
4.50%, 9/15/2042	100,000	75,585
		1,859,363
Metals & Mining — 0.3%
Glencore Funding LLC (Australia) 4.13%, 5/30/2023 (a)	127,000	126,689
Multiline Retail — 0.6%
Target Corp. 3.38%, 4/15/2029	242,000	232,103
Multi-Utilities — 3.1%
Ameren Corp.
2.50%, 9/15/2024	141,000	135,943
3.50%, 1/15/2031	60,000	54,841
Berkshire Hathaway Energy Co.
4.45%, 1/15/2049	31,000	28,849
2.85%, 5/15/2051	106,000	75,612
CenterPoint Energy, Inc. 2.65%, 6/1/2031	345,000	294,362
Consolidated Edison Co. of New York, Inc.
Series 20B, 3.95%, 4/1/2050	76,000	65,732
3.60%, 6/15/2061	50,000	39,259
Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	16,774
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/1/2030	53,000	43,535
2.95%, 8/15/2051	186,000	137,523
Southern Co. Gas Capital Corp.
2.45%, 10/1/2023	205,000	201,626
Series 20-A, 1.75%, 1/15/2031	152,000	120,718
		1,214,774
Oil, Gas & Consumable Fuels — 6.3%
BP Capital Markets America, Inc.
3.80%, 9/21/2025	72,000	71,704
4.23%, 11/6/2028	39,000	38,673
3.00%, 2/24/2050	146,000	106,594
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	187,000	179,062
Cameron LNG LLC
3.30%, 1/15/2035 (a)	25,000	21,221
3.70%, 1/15/2039 (a)	5,000	4,219
Canadian Natural Resources Ltd. (Canada) 4.95%, 6/1/2047	30,000	28,372
Chevron Corp. 2.95%, 5/16/2026	88,000	85,235
Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	192,000	191,220
ConocoPhillips 5.90%, 10/15/2032	50,000	55,490
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Diamondback Energy, Inc. 3.50%, 12/1/2029	70,000	63,502
Energy Transfer LP
4.95%, 5/15/2028	80,000	78,210
4.95%, 6/15/2028	32,000	31,451
5.40%, 10/1/2047	96,000	85,526
5.00%, 5/15/2050	144,000	123,579
Enterprise Products Operating LLC 2.80%, 1/31/2030	80,000	70,408
EQT Corp. 7.00%, 2/1/2030 (c)	60,000	64,205
Exxon Mobil Corp.
2.99%, 3/19/2025	175,000	171,202
2.61%, 10/15/2030	205,000	183,055
3.00%, 8/16/2039	126,000	103,166
3.45%, 4/15/2051	30,000	24,756
Kinder Morgan, Inc.
4.30%, 6/1/2025	110,000	109,608
5.45%, 8/1/2052	204,000	198,216
Marathon Oil Corp. 4.40%, 7/15/2027	90,000	87,392
Marathon Petroleum Corp. 4.75%, 9/15/2044	17,000	14,955
Phillips 66 4.88%, 11/15/2044	30,000	28,707
Pioneer Natural Resources Co. 1.90%, 8/15/2030	66,000	53,773
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	140,000	142,600
TotalEnergies Capital International SA (France) 2.83%, 1/10/2030	63,000	56,849
		2,472,950
Paper & Forest Products — 0.5%
Suzano Austria GmbH (Brazil)
3.75%, 1/15/2031	95,000	80,056
Series DM3N, 3.13%, 1/15/2032	130,000	102,781
		182,837
Pharmaceuticals — 2.7%
Astrazeneca Finance LLC (United Kingdom) 0.70%, 5/28/2024	220,000	208,256
AstraZeneca plc (United Kingdom)
3.38%, 11/16/2025	60,000	58,899
4.38%, 11/16/2045	68,000	65,314
3.00%, 5/28/2051	60,000	46,964
Bristol-Myers Squibb Co.
3.40%, 7/26/2029	22,000	20,992
4.13%, 6/15/2039	70,000	65,570
4.35%, 11/15/2047	32,000	30,190
4.25%, 10/26/2049	88,000	81,505
2.55%, 11/13/2050	80,000	55,071
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	81

JPMorgan Corporate Bond Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
Royalty Pharma plc 3.30%, 9/2/2040	63,000	47,406
Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/2023	62,000	61,171
3.20%, 9/23/2026	332,000	317,340
		1,058,678
Road & Rail — 1.9%
Canadian Pacific Railway Co. (Canada)
1.35%, 12/2/2024	92,000	86,410
1.75%, 12/2/2026	321,000	291,144
2.45%, 12/2/2031	82,000	70,053
CSX Corp. 2.60%, 11/1/2026	80,000	75,749
Kansas City Southern 4.30%, 5/15/2043	30,000	26,367
Norfolk Southern Corp.
4.15%, 2/28/2048	106,000	94,602
3.16%, 5/15/2055	50,000	36,234
Union Pacific Corp.
2.89%, 4/6/2036	55,000	45,772
3.25%, 2/5/2050	34,000	26,765
		753,096
Semiconductors & Semiconductor Equipment — 4.4%
Analog Devices, Inc. 3.50%, 12/5/2026	108,000	106,164
Broadcom, Inc. 3.50%, 2/15/2041 (a)	81,000	60,763
Intel Corp.
3.25%, 11/15/2049	73,000	54,349
3.20%, 8/12/2061	53,000	37,194
KLA Corp. 4.10%, 3/15/2029	387,000	384,523
Marvell Technology, Inc. 2.95%, 4/15/2031	80,000	65,589
NVIDIA Corp.
2.00%, 6/15/2031	59,000	49,765
3.50%, 4/1/2050	136,000	112,622
NXP BV (China)
4.30%, 6/18/2029	40,000	37,875
3.25%, 5/11/2041	190,000	137,429
QUALCOMM, Inc.
3.25%, 5/20/2027	233,000	227,357
1.30%, 5/20/2028	192,000	165,801
3.25%, 5/20/2050	20,000	16,141
Xilinx, Inc.
2.95%, 6/1/2024	229,000	226,673
2.38%, 6/1/2030	51,000	44,463
		1,726,708
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — 1.7%
Microsoft Corp.
3.45%, 8/8/2036	119,000	111,981
4.10%, 2/6/2037	88,000	88,346
Oracle Corp.
2.50%, 4/1/2025	50,000	47,464
3.60%, 4/1/2050	206,000	140,271
3.95%, 3/25/2051	83,000	59,615
Roper Technologies, Inc. 1.75%, 2/15/2031	136,000	106,585
VMware, Inc. 2.20%, 8/15/2031	148,000	115,384
		669,646
Specialty Retail — 2.3%
AutoZone, Inc. 1.65%, 1/15/2031	174,000	137,067
Home Depot, Inc. (The)
2.50%, 4/15/2027	237,000	223,834
1.50%, 9/15/2028	133,000	115,448
2.70%, 4/15/2030	78,000	70,208
3.30%, 4/15/2040	56,000	46,861
4.20%, 4/1/2043	30,000	27,517
3.13%, 12/15/2049	63,000	48,333
Lowe's Cos., Inc.
3.10%, 5/3/2027	40,000	37,969
2.80%, 9/15/2041	122,000	86,875
3.70%, 4/15/2046	107,000	85,007
4.05%, 5/3/2047	40,000	33,358
		912,477
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.
2.90%, 9/12/2027	189,000	180,864
2.38%, 2/8/2041	69,000	51,892
3.85%, 5/4/2043	20,000	18,381
3.45%, 2/9/2045	56,000	48,607
4.65%, 2/23/2046	153,000	156,422
2.65%, 5/11/2050	20,000	14,642
2.65%, 2/8/2051	80,000	58,539
Dell International LLC
6.02%, 6/15/2026	152,000	157,875
5.30%, 10/1/2029	40,000	39,637
		726,859
Thrifts & Mortgage Finance — 0.6%
BPCE SA (France) 4.00%, 4/15/2024	250,000	248,769
Tobacco — 1.1%
Altria Group, Inc. 4.00%, 2/4/2061	55,000	36,768
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Tobacco — continued
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	119,000	116,239
4.39%, 8/15/2037	274,000	216,722
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	76,000	75,282
		445,011
Water Utilities — 0.3%
American Water Capital Corp.
3.75%, 9/1/2047	50,000	42,007
3.45%, 5/1/2050	100,000	78,251
		120,258
Wireless Telecommunication Services — 1.6%
T-Mobile USA, Inc.
3.50%, 4/15/2025	195,000	190,416
3.75%, 4/15/2027	117,000	112,191
3.88%, 4/15/2030	218,000	201,481
4.50%, 4/15/2050	141,000	123,038
		627,126
Total Corporate Bonds (Cost $43,879,546)		38,459,866
	SHARES
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (d) (e) (Cost $618,875)	618,875	618,875
Total Investments — 100.0% (Cost $44,498,421)		39,078,741
Other Assets Less Liabilities — 0.0% ^		675
NET ASSETS — 100.0%		39,079,416

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(c)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury Long Bond	3	12/20/2022	USD	406,406	(3,381)
U.S. Treasury 5 Year Note	15	12/30/2022	USD	1,660,078	(7,999)
					(11,380)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	83

JPMorgan Corporate Bond Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(11)	12/20/2022	USD	(1,282,875)	9,914
U.S. Treasury 10 Year Ultra Note	(1)	12/20/2022	USD	(124,859)	1,060
U.S. Treasury Ultra Bond	(1)	12/20/2022	USD	(148,875)	530
					11,504
					124

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 97.6%
Aerospace & Defense — 3.1%
Bombardier, Inc. (Canada)
7.13%, 6/15/2026 (a)	846,000	806,136
7.88%, 4/15/2027 (a)	1,042,000	997,767
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	329,000	302,680
Howmet Aerospace, Inc.
6.88%, 5/1/2025	310,000	318,345
5.90%, 2/1/2027	495,000	497,574
5.95%, 2/1/2037	775,000	751,518
Moog, Inc. 4.25%, 12/15/2027 (a)	205,000	187,647
Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	800,000	723,072
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	840,000	821,444
4.60%, 6/15/2028	233,000	185,235
TransDigm, Inc.
6.25%, 3/15/2026 (a)	2,874,000	2,823,705
5.50%, 11/15/2027	1,501,000	1,350,750
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	329,000	333,113
6.25%, 9/15/2024 (a)	146,000	134,320
7.75%, 8/15/2025	328,000	276,235
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a)	1,588,000	857,520
9.00%, 11/15/2026 (a)	1,791,000	1,074,600
		12,441,661
Airlines — 1.9%
Air Canada (Canada) 3.88%, 8/15/2026 (a)	491,000	438,131
Allegiant Travel Co. 7.25%, 8/15/2027 (a)	196,000	194,673
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,858,009	1,767,487
5.75%, 4/20/2029 (a)	1,808,009	1,632,162
Delta Air Lines, Inc.
7.38%, 1/15/2026	392,000	399,840
3.75%, 10/28/2029	332,000	271,410
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (a)	432,111	394,424
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (a)	232,850	236,499
United Airlines, Inc.
4.38%, 4/15/2026 (a)	1,401,000	1,277,362
4.63%, 4/15/2029 (a)	1,032,000	905,580
		7,517,568
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — 2.4%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	350,000	323,904
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	570,000	535,845
American Axle & Manufacturing, Inc. 6.50%, 4/1/2027	720,000	673,200
Clarios Global LP
6.25%, 5/15/2026 (a)	506,000	500,378
8.50%, 5/15/2027 (a)	906,000	890,236
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (a)	184,000	192,345
5.63%, 11/15/2026 (a)	197,000	96,175
Dana, Inc. 5.38%, 11/15/2027	854,000	761,409
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	310,000	241,800
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	256,000	247,022
4.88%, 3/15/2027	1,072,000	1,007,734
5.25%, 4/30/2031	569,000	496,177
Icahn Enterprises LP
6.25%, 5/15/2026	821,000	787,039
5.25%, 5/15/2027	794,000	722,341
IHO Verwaltungs GmbH (Germany) 6.38% (Cash), 5/15/2029 (a) (b)	600,000	530,976
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	221,000	214,094
Real Hero Merger Sub 2, Inc. 6.25%, 2/1/2029 (a)	232,000	188,580
Tenneco, Inc.
5.00%, 7/15/2026	394,000	376,255
7.88%, 1/15/2029 (a)	452,000	449,290
ZF North America Capital, Inc. (Germany) 4.75%, 4/29/2025 (a)	500,000	463,115
		9,697,915
Automobiles — 0.1%
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	253,000	219,154
Banks — 0.6%
Intesa Sanpaolo SpA (Italy) 5.71%, 1/15/2026 (a)	1,600,000	1,500,804
UniCredit SpA (Italy) (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	1,225,000	1,056,392
		2,557,196
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	85

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Beverages — 0.1%
Primo Water Holdings, Inc. (Canada) 4.38%, 4/30/2029 (a)	293,000	250,455
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	324,000	265,745
		516,200
Biotechnology — 0.0% ^
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	186,000	130,200
Building Products — 1.2%
Advanced Drainage Systems, Inc. 6.38%, 6/15/2030 (a)	342,000	330,892
Builders FirstSource, Inc. 5.00%, 3/1/2030 (a)	1,045,000	926,131
Griffon Corp. 5.75%, 3/1/2028	414,000	382,950
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	300,000	275,996
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	467,000	361,925
Masonite International Corp. 5.38%, 2/1/2028 (a)	401,000	372,930
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	251,000	206,141
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	228,000	192,851
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	1,742,000	1,522,749
Summit Materials LLC 5.25%, 1/15/2029 (a)	470,000	422,758
		4,995,323
Capital Markets — 1.4%
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	807,000	521,528
3.63%, 10/1/2031 (a)	355,000	216,136
Deutsche Bank AG (Germany) (SOFR + 5.44%), 5.88%, 7/8/2031 (c)	1,700,000	1,480,051
Dresdner Funding Trust I 8.15%, 6/30/2031 (a)	600,000	656,700
LPL Holdings, Inc. 4.63%, 11/15/2027 (a)	1,052,000	989,824
MSCI, Inc.
4.00%, 11/15/2029 (a)	1,560,000	1,388,572
3.88%, 2/15/2031 (a)	492,000	421,616
		5,674,427
Chemicals — 2.8%
Ashland LLC 3.38%, 9/1/2031 (a)	251,000	205,927
Avient Corp.
5.75%, 5/15/2025 (a)	226,000	222,886
7.13%, 8/1/2030 (a)	832,000	821,533
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	825,000	764,156
Chemours Co. (The) 5.75%, 11/15/2028 (a)	1,393,000	1,246,735
Consolidated Energy Finance SA (Switzerland) 6.50%, 5/15/2026 (a)	300,000	273,990
CVR Partners LP 6.13%, 6/15/2028 (a)	384,000	350,601
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	596,000	517,775
Gates Global LLC 6.25%, 1/15/2026 (a)	221,000	209,398
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	300,000	259,500
Ingevity Corp. 3.88%, 11/1/2028 (a)	387,000	334,755
Koppers, Inc. 6.00%, 2/15/2025 (a)	163,000	152,943
LSB Industries, Inc. 6.25%, 10/15/2028 (a)	436,000	403,540
Methanex Corp. (Canada) 5.25%, 12/15/2029	599,000	503,211
Nufarm Australia Ltd. (Australia) 5.00%, 1/27/2030 (a)	144,000	119,520
Olin Corp.
5.13%, 9/15/2027	221,000	209,763
5.63%, 8/1/2029	297,000	282,973
Olympus Water US Holding Corp. 4.25%, 10/1/2028 (a)	250,000	203,250
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	356,000	332,904
SCIH Salt Holdings, Inc.
4.88%, 5/1/2028 (a)	304,000	260,774
6.63%, 5/1/2029 (a)	184,000	151,487
Scotts Miracle-Gro Co. (The)
4.50%, 10/15/2029	260,000	208,302
4.38%, 2/1/2032	324,000	244,620
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	409,000	352,509
5.13%, 4/1/2029 (a)	282,000	200,135
Tronox, Inc. 4.63%, 3/15/2029 (a)	790,000	657,122
Valvoline, Inc. 4.25%, 2/15/2030 (a)	325,000	316,842
Venator Finance SARL
9.50%, 7/1/2025 (a)	144,000	141,840
5.75%, 7/15/2025 (a)	156,000	114,660
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	542,000	501,285
5.63%, 8/15/2029 (a)	904,000	714,160
		11,279,096
Commercial Services & Supplies — 3.2%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	228,000	190,063
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	1,411,000	1,321,105
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Commercial Services & Supplies — continued
9.75%, 7/15/2027 (a)	394,000	354,780
APi Group DE, Inc. 4.13%, 7/15/2029 (a)	332,000	269,750
Aramark Services, Inc.
6.38%, 5/1/2025 (a)	453,000	449,036
5.00%, 2/1/2028 (a)	691,000	635,941
Brink's Co. (The) 4.63%, 10/15/2027 (a)	453,000	407,700
Clean Harbors, Inc. 4.88%, 7/15/2027 (a)	300,000	278,122
CoreCivic, Inc. 8.25%, 4/15/2026	436,000	431,026
Covanta Holding Corp. 4.88%, 12/1/2029 (a)	310,000	261,563
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	238,000	209,178
9.50%, 11/1/2027 (a)	560,000	510,398
GFL Environmental, Inc. (Canada)
5.13%, 12/15/2026 (a)	772,000	746,074
4.75%, 6/15/2029 (a)	822,000	713,085
Harsco Corp. 5.75%, 7/31/2027 (a)	188,000	133,324
Interface, Inc. 5.50%, 12/1/2028 (a)	186,000	162,462
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	60,000	58,917
Madison IAQ LLC
4.13%, 6/30/2028 (a)	182,000	156,065
5.88%, 6/30/2029 (a)	677,000	556,927
Nielsen Finance LLC
5.63%, 10/1/2028 (a)	1,528,000	1,531,484
5.88%, 10/1/2030 (a)	602,000	602,456
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	1,900,000	1,828,123
6.25%, 1/15/2028 (a)	567,000	499,205
Stericycle, Inc. 3.88%, 1/15/2029 (a)	382,000	330,907
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	186,000	166,703
		12,804,394
Communications Equipment — 1.0%
Ciena Corp. 4.00%, 1/31/2030 (a)	188,000	162,385
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	501,000	455,284
5.00%, 3/15/2027 (a)	260,000	205,196
CommScope, Inc.
6.00%, 3/1/2026 (a)	1,061,000	1,002,751
8.25%, 3/1/2027 (a)	1,233,000	1,056,699
Nokia OYJ (Finland)
4.38%, 6/12/2027	188,000	179,215
6.63%, 5/15/2039	160,000	161,698
Plantronics, Inc. 4.75%, 3/1/2029 (a)	212,000	211,470
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Communications Equipment — continued
Viasat, Inc.
5.63%, 4/15/2027 (a)	233,000	214,360
6.50%, 7/15/2028 (a)	358,000	274,550
Viavi Solutions, Inc. 3.75%, 10/1/2029 (a)	146,000	125,279
		4,048,887
Construction & Engineering — 0.3%
AECOM 5.13%, 3/15/2027	419,000	406,430
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	251,000	224,050
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	332,000	265,490
Pike Corp. 5.50%, 9/1/2028 (a)	426,000	352,179
Weekley Homes LLC 4.88%, 9/15/2028 (a)	173,000	143,409
		1,391,558
Consumer Finance — 5.2%
Ally Financial, Inc. 5.75%, 11/20/2025	392,000	396,210
Credit Acceptance Corp. 6.63%, 3/15/2026	233,000	228,340
Curo Group Holdings Corp. 7.50%, 8/1/2028 (a)	377,000	228,500
Enova International, Inc. 8.50%, 9/15/2025 (a)	207,000	193,102
FirstCash, Inc. 5.63%, 1/1/2030 (a)	311,000	278,345
Ford Motor Credit Co. LLC
5.13%, 6/16/2025	4,300,000	4,200,412
4.13%, 8/17/2027	7,800,000	7,025,693
Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (Cash), 9/15/2024 (a) (b)	1,209,706	978,676
Navient Corp.
7.25%, 9/25/2023	208,000	208,349
5.88%, 10/25/2024	1,045,000	1,003,404
5.00%, 3/15/2027	324,000	277,383
OneMain Finance Corp.
6.13%, 3/15/2024	1,724,000	1,683,305
7.13%, 3/15/2026	3,266,000	3,042,246
3.88%, 9/15/2028	544,000	424,320
SLM Corp. 4.20%, 10/29/2025	401,000	367,693
VistaJet Malta Finance plc (Switzerland) 6.38%, 2/1/2030 (a)	787,000	676,820
		21,212,798
Containers & Packaging — 2.4%
Ardagh Metal Packaging Finance USA LLC
3.25%, 9/1/2028 (a)	550,000	474,375
4.00%, 9/1/2029 (a)	500,000	405,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	87

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — continued
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	800,000	690,136
5.25%, 8/15/2027 (a)	800,000	578,292
Ball Corp.
4.88%, 3/15/2026	460,000	445,131
3.13%, 9/15/2031	938,000	759,711
Berry Global, Inc. 5.63%, 7/15/2027 (a)	269,000	262,679
Crown Americas LLC
4.75%, 2/1/2026	273,000	263,274
5.25%, 4/1/2030 (a)	244,000	234,240
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	390,000	372,426
3.50%, 3/15/2028 (a)	188,000	165,388
LABL, Inc.
6.75%, 7/15/2026 (a)	522,000	495,900
10.50%, 7/15/2027 (a)	400,000	378,000
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (a)	826,000	799,632
7.25%, 4/15/2025 (a)	604,000	549,640
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	668,000	620,021
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	737,000	643,290
Pactiv LLC 7.95%, 12/15/2025	141,000	131,246
Sealed Air Corp. 6.88%, 7/15/2033 (a)	424,000	432,764
Silgan Holdings, Inc. 4.13%, 2/1/2028	219,000	200,475
TriMas Corp. 4.13%, 4/15/2029 (a)	188,000	164,970
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (d)	600,000	575,472
		9,642,062
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	483,000	436,883
Diversified Consumer Services — 0.2%
Metis Merger Sub LLC 6.50%, 5/15/2029 (a)	232,000	199,525
Service Corp. International
5.13%, 6/1/2029	143,000	135,480
3.38%, 8/15/2030	392,000	323,067
		658,072
Diversified Financial Services — 0.4%
MPH Acquisition Holdings LLC
5.50%, 9/1/2028 (a)	370,000	315,425
5.75%, 11/1/2028 (a)	370,000	293,780
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued
Oxford Finance LLC 6.38%, 2/1/2027 (a)	231,000	221,760
Sabre GLBL, Inc. 9.25%, 4/15/2025 (a)	453,000	446,337
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	304,000	306,915
		1,584,217
Diversified Telecommunication Services — 6.5%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	750,000	647,040
Altice France SA (France) 5.50%, 1/15/2028 (a)	2,750,000	2,278,540
CCO Holdings LLC
5.13%, 5/1/2027 (a)	916,000	869,463
5.38%, 6/1/2029 (a)	2,888,000	2,638,491
4.75%, 3/1/2030 (a)	4,856,000	4,173,902
Consolidated Communications, Inc. 6.50%, 10/1/2028 (a)	324,000	260,723
Embarq Corp. 8.00%, 6/1/2036	663,000	515,496
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	785,000	732,209
5.00%, 5/1/2028 (a)	505,000	442,612
6.75%, 5/1/2029 (a)	771,000	664,980
8.75%, 5/15/2030 (a)	324,000	333,519
Iliad Holding SASU (France) 6.50%, 10/15/2026 (a)	750,000	685,335
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,284,000	1,163,920
Level 3 Financing, Inc.
4.63%, 9/15/2027 (a)	1,052,000	929,358
4.25%, 7/1/2028 (a)	602,000	500,413
Lumen Technologies, Inc.
Series Y, 7.50%, 4/1/2024	510,000	513,468
4.00%, 2/15/2027 (a)	1,264,000	1,098,713
5.38%, 6/15/2029 (a)	456,000	356,081
Qwest Corp. 7.25%, 9/15/2025	142,000	147,008
Sprint Capital Corp.
6.88%, 11/15/2028	1,939,000	2,047,477
8.75%, 3/15/2032	1,065,000	1,285,689
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	596,000	503,620
Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	926,000	891,386
Telesat Canada (Canada) 5.63%, 12/6/2026 (a)	310,000	180,726
Virgin Media Secured Finance plc (United Kingdom)
5.50%, 5/15/2029 (a)	1,400,000	1,245,398
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.50%, 8/15/2030 (a)	300,000	249,810
Windstream Escrow LLC 7.75%, 8/15/2028 (a)	424,000	364,462
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	422,000	359,755
6.13%, 3/1/2028 (a)	322,000	246,581
		26,326,175
Electric Utilities — 1.9%
FirstEnergy Corp.
2.65%, 3/1/2030	1,192,000	1,016,883
Series C, 5.35%, 7/15/2047 (d)	211,000	194,120
NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (a)	837,000	774,225
NRG Energy, Inc.
5.75%, 1/15/2028	310,000	292,209
5.25%, 6/15/2029 (a)	1,434,000	1,281,709
3.63%, 2/15/2031 (a)	602,000	478,169
PG&E Corp. 5.25%, 7/1/2030	1,052,000	909,454
Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	182,000	171,444
Vistra Operations Co. LLC
5.63%, 2/15/2027 (a)	2,297,000	2,210,863
4.38%, 5/1/2029 (a)	225,000	196,155
		7,525,231
Electrical Equipment — 0.2%
Atkore, Inc. 4.25%, 6/1/2031 (a)	182,000	152,826
Sensata Technologies BV 5.00%, 10/1/2025 (a)	475,000	465,034
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	353,000	305,345
		923,205
Electronic Equipment, Instruments & Components — 0.4%
II-VI, Inc. 5.00%, 12/15/2029 (a)	489,000	435,391
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	1,467,000	1,307,075
		1,742,466
Energy Equipment & Services — 0.9%
Archrock Partners LP
6.88%, 4/1/2027 (a)	512,000	480,000
6.25%, 4/1/2028 (a)	143,000	130,130
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	239,000	217,306
Nabors Industries, Inc.
5.75%, 2/1/2025	595,000	548,489
7.38%, 5/15/2027 (a)	293,000	282,745
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued
Oceaneering International, Inc. 4.65%, 11/15/2024	223,000	208,041
Patterson-UTI Energy, Inc. 3.95%, 2/1/2028	282,000	238,563
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	242,000	231,296
6.88%, 1/15/2029 (a)	162,000	148,844
Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	278,997	264,349
Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	237,440	227,349
Transocean, Inc. 11.50%, 1/30/2027 (a)	313,000	301,702
USA Compression Partners LP 6.88%, 4/1/2026	411,000	385,456
Weatherford International Ltd. 6.50%, 9/15/2028 (a)	159,000	149,858
		3,814,128
Entertainment — 1.5%
Banijay Entertainment SASU (France) 5.38%, 3/1/2025 (a)	250,000	235,624
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	240,000	246,154
5.25%, 7/15/2028 (a)	469,000	379,923
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	293,000	232,068
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	621,000	600,817
6.50%, 5/15/2027 (a)	762,000	760,762
4.75%, 10/15/2027 (a)	232,000	211,120
Netflix, Inc. 5.88%, 11/15/2028	2,678,000	2,708,020
ROBLOX Corp. 3.88%, 5/1/2030 (a)	279,000	232,734
WMG Acquisition Corp.
3.88%, 7/15/2030 (a)	428,000	368,080
3.00%, 2/15/2031 (a)	229,000	181,769
		6,157,071
Equity Real Estate Investment Trusts (REITs) — 2.4%
Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	509,000	474,640
Global Net Lease, Inc. 3.75%, 12/15/2027 (a)	144,000	123,929
HAT Holdings I LLC
3.38%, 6/15/2026 (a)	424,000	367,943
3.75%, 9/15/2030 (a)	235,000	188,994
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	802,000	736,116
5.00%, 7/15/2028 (a)	941,000	858,700
4.88%, 9/15/2029 (a)	1,289,000	1,117,853
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	89

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
iStar, Inc. 4.75%, 10/1/2024	535,000	535,209
MPT Operating Partnership LP 4.63%, 8/1/2029	1,307,000	1,113,494
Park Intermediate Holdings LLC 5.88%, 10/1/2028 (a)	1,452,000	1,333,807
RHP Hotel Properties LP 4.75%, 10/15/2027	815,000	741,104
SBA Communications Corp.
3.88%, 2/15/2027	414,000	376,855
3.13%, 2/1/2029	518,000	426,793
Uniti Group LP
7.88%, 2/15/2025 (a)	895,000	884,166
6.50%, 2/15/2029 (a)	680,000	518,078
		9,797,681
Food & Staples Retailing — 1.1%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	776,000	708,115
5.88%, 2/15/2028 (a)	693,000	660,375
4.88%, 2/15/2030 (a)	533,000	466,775
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	961,000	905,868
Rite Aid Corp. 8.00%, 11/15/2026 (a)	705,000	574,575
US Foods, Inc.
6.25%, 4/15/2025 (a)	427,000	429,080
4.75%, 2/15/2029 (a)	592,000	527,599
		4,272,387
Food Products — 1.0%
B&G Foods, Inc. 5.25%, 9/15/2027	436,000	363,338
Darling Ingredients, Inc.
5.25%, 4/15/2027 (a)	186,000	182,431
6.00%, 6/15/2030 (a)	334,000	334,421
Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (a)	952,000	907,092
Post Holdings, Inc. 5.50%, 12/15/2029 (a)	2,363,000	2,165,465
		3,952,747
Gas Utilities — 0.3%
AmeriGas Partners LP 5.88%, 8/20/2026	761,000	724,350
Suburban Propane Partners LP 5.00%, 6/1/2031 (a)	325,000	286,996
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	291,000	256,607
		1,267,953
Health Care Equipment & Supplies — 0.9%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	776,000	706,067
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Hologic, Inc. 3.25%, 2/15/2029 (a)	506,000	431,342
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,579,000	1,338,203
5.25%, 10/1/2029 (a)	870,000	731,165
Teleflex, Inc. 4.25%, 6/1/2028 (a)	329,000	298,910
		3,505,687
Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	330,000	312,619
Centene Corp.
4.25%, 12/15/2027	1,734,000	1,646,710
4.63%, 12/15/2029	3,415,000	3,217,067
3.38%, 2/15/2030	1,323,000	1,134,472
2.50%, 3/1/2031	1,805,000	1,440,246
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	687,000	642,345
5.63%, 3/15/2027 (a)	1,844,000	1,563,703
6.00%, 1/15/2029 (a)	415,000	340,615
6.88%, 4/15/2029 (a)	850,000	531,250
DaVita, Inc.
4.63%, 6/1/2030 (a)	1,142,000	919,356
3.75%, 2/15/2031 (a)	384,000	282,538
Encompass Health Corp.
4.50%, 2/1/2028	409,000	357,810
4.75%, 2/1/2030	415,000	354,919
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	227,000	74,958
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	228,000	203,490
HealthEquity, Inc. 4.50%, 10/1/2029 (a)	167,000	146,883
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	395,000	343,338
Molina Healthcare, Inc. 4.38%, 6/15/2028 (a)	688,000	634,680
Owens & Minor, Inc. 6.63%, 4/1/2030 (a)	414,000	382,397
Pediatrix Medical Group, Inc. 5.38%, 2/15/2030 (a)	130,000	110,821
Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	226,000	168,413
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	548,000	522,165
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	272,000	242,803
Select Medical Corp. 6.25%, 8/15/2026 (a)	329,000	314,741
Surgery Center Holdings, Inc. 6.75%, 7/1/2025 (a)	279,000	269,179
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Tenet Healthcare Corp.
6.25%, 2/1/2027 (a)	1,007,000	971,045
5.13%, 11/1/2027 (a)	3,219,000	2,982,403
4.63%, 6/15/2028 (a)	648,000	589,029
6.13%, 10/1/2028 (a)	409,000	375,257
6.88%, 11/15/2031	401,000	375,436
		21,450,688
Health Care Technology — 0.2%
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	775,008
Hotels, Restaurants & Leisure — 9.6%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	1,166,000	1,036,469
4.38%, 1/15/2028 (a)	990,000	885,023
Bloomin' Brands, Inc. 5.13%, 4/15/2029 (a)	188,000	163,252
Boyd Gaming Corp. 4.75%, 12/1/2027	768,000	716,905
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	276,000	245,479
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	505,000	493,087
8.13%, 7/1/2027 (a)	1,393,000	1,368,581
4.63%, 10/15/2029 (a)	821,000	660,367
Caesars Resort Collection LLC 5.75%, 7/1/2025 (a)	403,000	394,948
Carnival Corp.
7.63%, 3/1/2026 (a)	856,000	728,756
5.75%, 3/1/2027 (a)	1,163,000	904,232
9.88%, 8/1/2027 (a)	2,286,000	2,294,578
4.00%, 8/1/2028 (a)	505,000	421,039
CCM Merger, Inc. 6.38%, 5/1/2026 (a)	146,000	137,206
CDI Escrow Issuer, Inc. 5.75%, 4/1/2030 (a)	466,000	431,744
Cedar Fair LP
5.50%, 5/1/2025 (a)	604,000	592,467
5.25%, 7/15/2029	406,000	369,590
Churchill Downs, Inc. 5.50%, 4/1/2027 (a)	310,000	297,035
Everi Holdings, Inc. 5.00%, 7/15/2029 (a)	146,000	131,133
Fertitta Entertainment LLC 4.63%, 1/15/2029 (a)	300,000	261,429
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	1,416,000	1,293,941
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 6/1/2029 (a)	414,000	366,313
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	1,002,000	956,910
International Game Technology plc
6.50%, 2/15/2025 (a)	1,200,000	1,191,000
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
5.25%, 1/15/2029 (a)	250,000	233,748
IRB Holding Corp. 7.00%, 6/15/2025 (a)	405,000	407,551
Jacobs Entertainment, Inc. 6.75%, 2/15/2029 (a)	200,000	177,500
Las Vegas Sands Corp. 2.90%, 6/25/2025	1,001,000	922,666
Life Time, Inc.
5.75%, 1/15/2026 (a)	304,000	273,782
8.00%, 4/15/2026 (a)	188,000	165,953
Marriott Ownership Resorts, Inc.
6.13%, 9/15/2025 (a)	159,000	158,472
4.75%, 1/15/2028	239,000	208,958
Melco Resorts Finance Ltd. (Hong Kong)
4.88%, 6/6/2025 (a)	500,000	380,094
5.75%, 7/21/2028 (a)	750,000	504,375
MGM China Holdings Ltd. (Macau) 5.88%, 5/15/2026 (a)	800,000	664,000
MGM Resorts International
5.75%, 6/15/2025	728,000	706,160
4.63%, 9/1/2026	728,000	662,313
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (a)	311,000	272,903
NCL Corp. Ltd.
3.63%, 12/15/2024 (a)	221,000	191,512
5.88%, 3/15/2026 (a)	324,000	262,001
5.88%, 2/15/2027 (a)	293,000	265,553
Papa John's International, Inc. 3.88%, 9/15/2029 (a)	232,000	198,360
Peninsula Pacific Entertainment LLC 8.50%, 11/15/2027 (a)	233,000	250,419
Penn Entertainment, Inc. 4.13%, 7/1/2029 (a)	372,000	300,479
Premier Entertainment Sub LLC 5.63%, 9/1/2029 (a)	424,000	313,175
Resorts World Las Vegas LLC 4.63%, 4/16/2029 (a)	500,000	397,375
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	1,316,000	1,396,684
5.50%, 8/31/2026 (a)	1,274,000	1,018,359
11.63%, 8/15/2027 (a)	392,000	384,223
Sands China Ltd. (Macau)
5.63%, 8/8/2025 (d)	1,000,000	910,000
5.90%, 8/8/2028 (d)	1,000,000	847,500
Scientific Games International, Inc.
8.63%, 7/1/2025 (a)	414,000	426,151
7.25%, 11/15/2029 (a)	304,000	298,963
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	91

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	412,000	377,802
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	401,000	405,277
Station Casinos LLC 4.50%, 2/15/2028 (a)	491,000	422,961
Studio City Finance Ltd. (Macau) 5.00%, 1/15/2029 (a)	1,100,000	572,000
Travel + Leisure Co.
6.63%, 7/31/2026 (a)	304,000	294,597
6.00%, 4/1/2027 (d)	511,000	485,207
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	238,000	238,226
Viking Cruises Ltd. 5.88%, 9/15/2027 (a)	515,000	415,358
VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	586,000	495,170
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (a)	212,000	189,605
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	1,108,000	1,061,032
Wynn Macau Ltd. (Macau) 5.63%, 8/26/2028 (a)	1,600,000	1,120,000
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	652,000	547,015
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	2,313,000	2,107,721
6.88%, 11/15/2037	409,000	429,751
		38,702,435
Household Durables — 1.1%
Beazer Homes USA, Inc. 5.88%, 10/15/2027	279,000	229,477
Brookfield Residential Properties, Inc. (Canada) 6.25%, 9/15/2027 (a)	414,000	367,899
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	270,000	251,100
Century Communities, Inc. 3.88%, 8/15/2029 (a)	324,000	260,417
KB Home 4.80%, 11/15/2029	398,000	343,078
M/I Homes, Inc. 4.95%, 2/1/2028	233,000	205,654
Mattamy Group Corp. (Canada) 5.25%, 12/15/2027 (a)	310,000	272,997
Meritage Homes Corp. 5.13%, 6/6/2027	328,000	307,242
Newell Brands, Inc.
4.45%, 4/1/2026 (d)	749,000	704,404
5.75%, 4/1/2046 (d)	332,000	272,240
Taylor Morrison Communities, Inc. 5.88%, 6/15/2027 (a)	548,000	529,431
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Durables — continued
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	597,000	490,502
Tri Pointe Homes, Inc. 5.70%, 6/15/2028	322,000	291,730
		4,526,171
Household Products — 0.3%
Central Garden & Pet Co.
5.13%, 2/1/2028	233,000	214,910
4.13%, 10/15/2030	173,000	144,006
Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	590,000	490,845
Spectrum Brands, Inc. 5.50%, 7/15/2030 (a)	510,000	439,347
		1,289,108
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.
4.50%, 2/15/2028 (a)	1,218,000	1,114,141
5.13%, 3/15/2028 (a)	424,000	376,557
Clearway Energy Operating LLC
4.75%, 3/15/2028 (a)	242,000	226,573
3.75%, 2/15/2031 (a)	424,000	354,050
		2,071,321
Insurance — 0.9%
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027 (a)	322,000	290,048
6.75%, 10/15/2027 (a)	602,000	546,797
AmWINS Group, Inc. 4.88%, 6/30/2029 (a)	311,000	270,578
HUB International Ltd.
7.00%, 5/1/2026 (a)	602,000	589,812
5.63%, 12/1/2029 (a)	159,000	139,070
Liberty Mutual Group, Inc. 4.30%, 2/1/2061 (a)	652,000	449,880
NFP Corp.
4.88%, 8/15/2028 (a)	233,000	206,757
6.88%, 8/15/2028 (a)	744,000	611,360
Ryan Specialty Group LLC 4.38%, 2/1/2030 (a)	162,000	146,002
USI, Inc. 6.88%, 5/1/2025 (a)	228,000	223,299
		3,473,603
Interactive Media & Services — 0.1%
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	233,000	228,827
Twitter, Inc. 5.00%, 3/1/2030 (a)	376,000	354,322
		583,149
Internet & Direct Marketing Retail — 0.6%
ANGI Group LLC 3.88%, 8/15/2028 (a)	242,000	183,315
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Internet & Direct Marketing Retail — continued
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (a)	236,000	221,840
3.50%, 3/1/2029 (a)	334,000	282,626
Match Group Holdings II LLC 4.63%, 6/1/2028 (a)	660,000	587,400
Millennium Escrow Corp. 6.63%, 8/1/2026 (a)	311,000	252,381
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	226,000	168,769
QVC, Inc. 4.75%, 2/15/2027	898,000	741,685
		2,438,016
IT Services — 0.9%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	223,000	200,141
Arches Buyer, Inc.
4.25%, 6/1/2028 (a)	370,000	297,850
6.13%, 12/1/2028 (a)	232,000	181,470
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	315,000	274,995
Block, Inc.
2.75%, 6/1/2026	324,000	287,929
3.50%, 6/1/2031	310,000	255,046
Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (a)	551,000	490,114
Cablevision Lightpath LLC 3.88%, 9/15/2027 (a)	250,000	218,183
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (a)	144,000	129,647
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	242,000	208,406
Gartner, Inc. 4.50%, 7/1/2028 (a)	587,000	541,772
Northwest Fiber LLC
4.75%, 4/30/2027 (a)	129,000	112,506
10.75%, 6/1/2028 (a)	142,000	131,021
Presidio Holdings, Inc.
4.88%, 2/1/2027 (a)	249,000	232,967
8.25%, 2/1/2028 (a)	255,000	230,214
		3,792,261
Leisure Products — 0.2%
Mattel, Inc.
5.88%, 12/15/2027 (a)	324,000	322,620
3.75%, 4/1/2029 (a)	188,000	167,508
5.45%, 11/1/2041	217,000	198,333
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	186,000	138,462
		826,923
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	406,000	349,919
Syneos Health, Inc. 3.63%, 1/15/2029 (a)	293,000	247,658
		597,577
Machinery — 0.6%
EnPro Industries, Inc. 5.75%, 10/15/2026	188,000	184,240
Hillenbrand, Inc. 3.75%, 3/1/2031	512,000	432,657
Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	242,000	217,728
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	188,000	168,730
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	188,000	186,590
Terex Corp. 5.00%, 5/15/2029 (a)	233,000	208,465
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	800,000	728,000
Wabash National Corp. 4.50%, 10/15/2028 (a)	180,000	152,942
		2,279,352
Media — 7.2%
Altice Financing SA (Luxembourg)
5.00%, 1/15/2028 (a)	1,050,000	847,235
5.75%, 8/15/2029 (a)	250,000	201,374
AMC Networks, Inc.
5.00%, 4/1/2024	157,000	153,075
4.75%, 8/1/2025	322,000	298,046
4.25%, 2/15/2029	141,000	115,025
Audacy Capital Corp. 6.50%, 5/1/2027 (a)	266,000	87,115
Block Communications, Inc. 4.88%, 3/1/2028 (a)	143,000	130,130
Cable One, Inc. 4.00%, 11/15/2030 (a)	251,000	208,990
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	598,000	535,587
7.50%, 6/1/2029 (a)	924,000	742,873
CSC Holdings LLC
7.50%, 4/1/2028 (a)	1,100,000	977,779
6.50%, 2/1/2029 (a)	2,200,000	2,024,517
5.75%, 1/15/2030 (a)	1,350,000	1,045,494
Directv Financing LLC 5.88%, 8/15/2027 (a)	1,282,000	1,173,030
DISH DBS Corp.
5.88%, 11/15/2024	2,008,000	1,817,240
7.75%, 7/1/2026	683,000	538,491
5.25%, 12/1/2026 (a)	596,000	492,072
5.75%, 12/1/2028 (a)	414,000	317,897
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	188,000	146,640
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	93

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
GCI LLC 4.75%, 10/15/2028 (a)	184,000	165,824
Gray Television, Inc.
7.00%, 5/15/2027 (a)	674,000	664,480
4.75%, 10/15/2030 (a)	920,000	758,080
iHeartCommunications, Inc.
6.38%, 5/1/2026	908,417	857,982
8.38%, 5/1/2027	567,864	500,163
Lamar Media Corp.
3.75%, 2/15/2028	414,000	371,304
4.00%, 2/15/2030	229,000	199,372
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)	838,000	790,938
Liberty Interactive LLC 8.25%, 2/1/2030	304,000	232,560
McGraw-Hill Education, Inc.
5.75%, 8/1/2028 (a)	229,000	201,078
8.00%, 8/1/2029 (a)	233,000	202,139
National CineMedia LLC 5.88%, 4/15/2028 (a)	162,000	113,222
News Corp. 3.88%, 5/15/2029 (a)	651,000	566,370
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	861,000	819,823
4.75%, 11/1/2028 (a)	355,000	321,275
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	485,000	443,901
4.25%, 1/15/2029 (a)	150,000	125,218
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (c)	414,000	380,831
Radiate Holdco LLC
4.50%, 9/15/2026 (a)	311,000	268,082
6.50%, 9/15/2028 (a)	310,000	230,869
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	171,000	144,984
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	423,000	382,804
Sinclair Television Group, Inc.
5.50%, 3/1/2030 (a)	317,000	248,483
4.13%, 12/1/2030 (a)	232,000	188,843
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	868,000	817,118
5.50%, 7/1/2029 (a)	1,498,000	1,400,750
4.13%, 7/1/2030 (a)	758,000	642,231
Stagwell Global LLC 5.63%, 8/15/2029 (a)	422,000	357,877
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	350,000	304,276
TEGNA, Inc. 5.00%, 9/15/2029	1,120,000	1,072,075
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Univision Communications, Inc.
5.13%, 2/15/2025 (a)	718,000	693,534
6.63%, 6/1/2027 (a)	408,000	393,728
4.50%, 5/1/2029 (a)	378,000	330,655
UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	500,000	432,485
Urban One, Inc. 7.38%, 2/1/2028 (a)	228,000	204,630
Virgin Media Vendor Financing Notes IV DAC (United Kingdom) 5.00%, 7/15/2028 (a)	550,000	469,725
Ziggo Bond Co. BV (Netherlands) 5.13%, 2/28/2030 (a)	1,000,000	800,500
Ziggo BV (Netherlands) 4.88%, 1/15/2030 (a)	250,000	211,050
		29,161,869
Metals & Mining — 2.0%
Arconic Corp.
6.00%, 5/15/2025 (a)	163,000	159,944
6.13%, 2/15/2028 (a)	864,000	811,018
ATI, Inc. 5.88%, 12/1/2027	787,000	747,924
Big River Steel LLC 6.63%, 1/31/2029 (a)	501,000	498,668
Carpenter Technology Corp. 6.38%, 7/15/2028	542,000	518,222
Cleveland-Cliffs, Inc.
5.88%, 6/1/2027	386,000	369,595
4.63%, 3/1/2029 (a)	92,000	81,671
4.88%, 3/1/2031 (a)	322,000	281,111
Commercial Metals Co. 4.13%, 1/15/2030	283,000	247,510
Constellium SE 5.63%, 6/15/2028 (a)	350,000	316,785
FMG Resources August 2006 Pty. Ltd. (Australia)
5.13%, 5/15/2024 (a)	221,000	218,684
4.50%, 9/15/2027 (a)	1,038,000	948,260
Kaiser Aluminum Corp.
4.63%, 3/1/2028 (a)	505,000	434,974
4.50%, 6/1/2031 (a)	323,000	254,308
Novelis Corp.
3.25%, 11/15/2026 (a)	182,000	161,980
4.75%, 1/30/2030 (a)	1,947,000	1,693,890
United States Steel Corp. 6.88%, 3/1/2029	316,000	308,890
		8,053,434
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc. 3.63%, 7/15/2026 (a)	687,000	607,995
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multiline Retail — 0.5%
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	666,000	576,423
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	615,000	575,375
Nordstrom, Inc.
4.38%, 4/1/2030	612,000	466,228
5.00%, 1/15/2044	325,000	219,147
		1,837,173
Oil, Gas & Consumable Fuels — 11.1%
Aethon United BR LP 8.25%, 2/15/2026 (a)	243,000	242,898
Antero Midstream Partners LP
5.75%, 3/1/2027 (a)	786,000	744,735
5.75%, 1/15/2028 (a)	873,000	827,587
Antero Resources Corp. 8.38%, 7/15/2026 (a)	914,000	980,674
Apache Corp.
4.25%, 1/15/2030	728,000	657,471
5.10%, 9/1/2040	626,000	532,100
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (a)	495,000	481,388
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	168,000	171,780
Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	459,000	456,705
Buckeye Partners LP 4.50%, 3/1/2028 (a)	968,000	857,028
California Resources Corp. 7.13%, 2/1/2026 (a)	322,000	316,542
Centennial Resource Production LLC 6.88%, 4/1/2027 (a)	213,000	203,545
Cheniere Energy Partners LP 4.50%, 10/1/2029	1,894,000	1,744,043
Chesapeake Energy Corp.
5.50%, 2/1/2026 (a)	764,000	735,950
6.75%, 4/15/2029 (a)	515,000	502,794
Chord Energy Corp. 6.38%, 6/1/2026 (a)	182,000	176,540
CNX Resources Corp. 7.25%, 3/14/2027 (a)	322,000	319,666
Colgate Energy Partners III LLC 7.75%, 2/15/2026 (a)	273,000	272,762
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	1,123,000	1,071,875
CQP Holdco LP 5.50%, 6/15/2031 (a)	500,000	442,235
Crestwood Midstream Partners LP
5.63%, 5/1/2027 (a)	1,121,000	1,045,332
8.00%, 4/1/2029 (a)	324,000	321,225
CrownRock LP
5.63%, 10/15/2025 (a)	159,000	156,567
5.00%, 5/1/2029 (a)	322,000	295,740
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	1,113,000	977,192
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	421,000	400,812
Endeavor Energy Resources LP 5.75%, 1/30/2028 (a)	328,000	323,539
EnLink Midstream Partners LP
4.15%, 6/1/2025	164,000	159,826
4.85%, 7/15/2026	417,000	409,703
5.45%, 6/1/2047	403,000	307,791
EQM Midstream Partners LP
4.00%, 8/1/2024	456,000	431,280
6.00%, 7/1/2025 (a)	162,000	156,236
5.50%, 7/15/2028	1,858,000	1,698,695
4.50%, 1/15/2029 (a)	423,000	364,282
6.50%, 7/15/2048	491,000	416,599
Genesis Energy LP
6.50%, 10/1/2025	322,000	299,560
8.00%, 1/15/2027	607,000	575,133
Gulfport Energy Corp. 8.00%, 5/17/2026	286,999	288,910
Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	24,377
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	171,000	166,737
5.13%, 6/15/2028 (a)	1,088,000	1,010,480
Hilcorp Energy I LP
6.25%, 11/1/2028 (a)	694,000	655,788
6.00%, 2/1/2031 (a)	747,000	675,382
Holly Energy Partners LP
6.38%, 4/15/2027 (a)	188,000	182,955
5.00%, 2/1/2028 (a)	262,000	243,967
ITT Holdings LLC 6.50%, 8/1/2029 (a)	355,000	299,829
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	550,000	523,221
Laredo Petroleum, Inc. 10.13%, 1/15/2028	414,000	417,963
MEG Energy Corp. (Canada)
7.13%, 2/1/2027 (a)	607,000	613,374
5.88%, 2/1/2029 (a)	324,000	301,320
Murphy Oil Corp.
5.75%, 8/15/2025	194,000	192,154
5.88%, 12/1/2027	196,000	190,586
6.13%, 12/1/2042 (d)	239,000	187,003
New Fortress Energy, Inc. 6.75%, 9/15/2025 (a)	867,000	838,692
NuStar Logistics LP
6.00%, 6/1/2026	284,000	268,077
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	95

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.63%, 4/28/2027	889,000	809,374
Occidental Petroleum Corp.
5.88%, 9/1/2025	1,171,000	1,200,298
8.88%, 7/15/2030	709,000	828,254
6.45%, 9/15/2036	2,659,000	2,841,647
PDC Energy, Inc.
6.13%, 9/15/2024	142,000	140,626
5.75%, 5/15/2026	188,000	180,027
Range Resources Corp. 8.25%, 1/15/2029	871,000	914,289
Rattler Midstream LP 5.63%, 7/15/2025 (a)	144,000	146,933
Rockcliff Energy II LLC 5.50%, 10/15/2029 (a)	229,000	211,621
Rockies Express Pipeline LLC
4.95%, 7/15/2029 (a)	405,000	365,298
4.80%, 5/15/2030 (a)	576,000	483,120
6.88%, 4/15/2040 (a)	160,000	133,170
SM Energy Co.
5.63%, 6/1/2025	414,000	402,615
6.75%, 9/15/2026	436,000	428,780
Southwestern Energy Co.
7.75%, 10/1/2027	148,000	153,365
8.38%, 9/15/2028	332,000	349,244
5.38%, 3/15/2030	1,686,000	1,580,254
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (a)	387,000	374,821
Sunoco LP
6.00%, 4/15/2027	656,000	634,438
4.50%, 4/30/2030	718,000	612,454
Tallgrass Energy Partners LP 5.50%, 1/15/2028 (a)	2,005,000	1,733,616
TerraForm Power Operating LLC 5.00%, 1/31/2028 (a)	374,000	342,797
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	1,149,000	1,002,502
Viper Energy Partners LP 5.38%, 11/1/2027 (a)	188,000	180,010
Western Midstream Operating LP
4.75%, 8/15/2028	1,280,000	1,204,954
5.45%, 4/1/2044	687,000	601,751
		45,014,903
Paper & Forest Products — 0.1%
Glatfelter Corp. 4.75%, 11/15/2029 (a)	188,000	116,560
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (a)	188,000	152,618
		269,178
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.4%
BellRing Brands, Inc. 7.00%, 3/15/2030 (a)	366,000	349,526
Coty, Inc.
5.00%, 4/15/2026 (a)	424,000	401,740
6.50%, 4/15/2026 (a)	140,000	133,419
4.75%, 1/15/2029 (a)	188,000	166,350
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	425,000	392,492
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	290,000	267,496
		1,711,023
Pharmaceuticals — 2.0%
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	1,228,000	1,013,100
5.75%, 8/15/2027 (a)	1,228,000	895,470
5.00%, 1/30/2028 (a)	2,950,000	1,106,250
7.25%, 5/30/2029 (a)	2,462,000	947,870
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	336,000	316,959
3.13%, 2/15/2029 (a)	220,000	182,389
Elanco Animal Health, Inc. 6.40%, 8/28/2028 (d)	332,000	308,760
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (a)	310,000	298,504
Jazz Securities DAC 4.38%, 1/15/2029 (a)	650,000	586,131
Mallinckrodt International Finance SA 11.50%, 12/15/2028 (a)	440,000	396,550
Organon & Co.
4.13%, 4/30/2028 (a)	825,000	740,165
5.13%, 4/30/2031 (a)	625,000	546,875
Perrigo Finance Unlimited Co. 4.40%, 6/15/2030 (d)	750,000	649,170
		7,988,193
Professional Services — 0.2%
AMN Healthcare, Inc. 4.63%, 10/1/2027 (a)	276,000	254,212
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	212,000	188,150
Science Applications International Corp. 4.88%, 4/1/2028 (a)	224,000	207,197
		649,559
Real Estate Management & Development — 0.3%
Forestar Group, Inc. 5.00%, 3/1/2028 (a)	200,000	166,050
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	602,000	502,297
Realogy Group LLC 5.75%, 1/15/2029 (a)	580,000	454,412
		1,122,759
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Road & Rail — 0.8%
AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (a) (c)	300,000	285,474
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	671,000	635,772
5.38%, 3/1/2029 (a)	242,000	210,893
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	511,000	441,075
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	320,000	274,083
5.00%, 12/1/2029 (a)	423,000	340,257
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	509,000	447,920
Williams Scotsman International, Inc. 4.63%, 8/15/2028 (a)	322,000	289,414
XPO Logistics, Inc. 6.25%, 5/1/2025 (a)	241,000	243,809
		3,168,697
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	281,000	274,481
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	200,000	190,818
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	596,000	565,503
Entegris, Inc. 4.38%, 4/15/2028 (a)	232,000	204,785
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	341,000	304,104
Synaptics, Inc. 4.00%, 6/15/2029 (a)	188,000	161,565
		1,701,256
Software — 1.7%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	212,000	209,880
Change Healthcare Holdings LLC 5.75%, 3/1/2025 (a)	326,000	322,130
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	578,000	494,770
4.88%, 7/1/2029 (a)	487,000	402,554
Elastic NV 4.13%, 7/15/2029 (a)	293,000	247,945
Fair Isaac Corp.
5.25%, 5/15/2026 (a)	418,000	404,369
4.00%, 6/15/2028 (a)	236,000	208,476
GoTo Group, Inc. 5.50%, 9/1/2027 (a)	242,000	178,003
Minerva Merger Sub, Inc. 6.50%, 2/15/2030 (a)	714,000	606,211
NCR Corp.
5.75%, 9/1/2027 (a)	332,000	319,330
6.13%, 9/1/2029 (a)	1,233,000	1,175,713
NortonLifeLock, Inc. 5.00%, 4/15/2025 (a)	311,000	306,957
Open Text Corp. (Canada) 3.88%, 2/15/2028 (a)	221,000	188,403
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
Open Text Holdings, Inc. (Canada) 4.13%, 2/15/2030 (a)	834,000	671,257
PTC, Inc. 4.00%, 2/15/2028 (a)	322,000	294,450
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	661,000	626,331
ZoomInfo Technologies LLC 3.88%, 2/1/2029 (a)	192,000	166,317
		6,823,096
Specialty Retail — 2.4%
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (a)	141,000	137,671
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	424,000	378,662
4.63%, 11/15/2029 (a)	522,000	447,615
Bath & Body Works, Inc.
7.50%, 6/15/2029	821,000	789,638
6.88%, 11/1/2035	1,253,000	1,093,813
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	721,000	502,169
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	232,000	198,216
Ken Garff Automotive LLC 4.88%, 9/15/2028 (a)	141,000	118,254
LCM Investments Holdings II LLC 4.88%, 5/1/2029 (a)	331,000	276,320
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	218,000	201,857
3.88%, 6/1/2029 (a)	322,000	271,771
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (a)	300,000	277,501
Michaels Cos., Inc. (The)
5.25%, 5/1/2028 (a)	304,000	233,077
7.88%, 5/1/2029 (a)	282,000	187,530
Murphy Oil USA, Inc. 5.63%, 5/1/2027	414,000	410,409
Park River Holdings, Inc. 5.63%, 2/1/2029 (a)	233,000	168,970
Penske Automotive Group, Inc. 3.75%, 6/15/2029	521,000	440,696
PetSmart, Inc.
4.75%, 2/15/2028 (a)	450,000	400,988
7.75%, 2/15/2029 (a)	650,000	612,618
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	506,000	432,463
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	324,000	286,791
6.13%, 7/1/2029 (a)	496,000	411,477
Staples, Inc.
7.50%, 4/15/2026 (a)	1,052,000	889,003
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	97

JPMorgan High Yield Research Enhanced ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — continued
10.75%, 4/15/2027 (a)	490,000	360,150
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	292,000	255,832
		9,783,491
Technology Hardware, Storage & Peripherals — 0.4%
Seagate HDD Cayman
4.88%, 6/1/2027	668,000	630,151
4.13%, 1/15/2031	596,000	488,363
Xerox Corp. 6.75%, 12/15/2039	301,000	253,969
Xerox Holdings Corp.
5.00%, 8/15/2025 (a)	276,000	255,890
5.50%, 8/15/2028 (a)	160,000	139,952
		1,768,325
Textiles, Apparel & Luxury Goods — 0.3%
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	188,000	185,505
Hanesbrands, Inc.
4.63%, 5/15/2024 (a)	312,000	300,531
4.88%, 5/15/2026 (a)	282,000	259,451
Kontoor Brands, Inc. 4.13%, 11/15/2029 (a)	141,000	120,252
Under Armour, Inc. 3.25%, 6/15/2026	188,000	166,075
William Carter Co. (The) 5.63%, 3/15/2027 (a)	218,000	210,507
Wolverine World Wide, Inc. 4.00%, 8/15/2029 (a)	188,000	153,032
		1,395,353
Thrifts & Mortgage Finance — 1.4%
Ladder Capital Finance Holdings LLLP 4.25%, 2/1/2027 (a)	1,142,000	998,974
MGIC Investment Corp. 5.25%, 8/15/2028	323,000	301,198
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	1,744,000	1,457,935
NMI Holdings, Inc. 7.38%, 6/1/2025 (a)	162,000	163,659
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (a)	630,000	510,646
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	1,190,000	999,600
3.88%, 3/1/2031 (a)	875,000	682,712
4.00%, 10/15/2033 (a)	596,000	444,084
		5,558,808
Tobacco — 0.1%
Vector Group Ltd. 5.75%, 2/1/2029 (a)	406,000	351,921
Trading Companies & Distributors — 1.5%
Beacon Roofing Supply, Inc. 4.50%, 11/15/2026 (a)	289,000	271,152
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — continued
Boise Cascade Co. 4.88%, 7/1/2030 (a)	162,000	144,639
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025 (a)	252,000	234,778
5.50%, 5/1/2028 (a)	460,000	391,400
H&E Equipment Services, Inc. 3.88%, 12/15/2028 (a)	652,000	550,862
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	587,000	554,266
Imola Merger Corp. 4.75%, 5/15/2029 (a)	594,000	504,285
United Rentals North America, Inc.
4.88%, 1/15/2028	1,045,000	976,667
5.25%, 1/15/2030	1,272,000	1,203,312
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	401,000	401,072
7.25%, 6/15/2028 (a)	687,000	692,675
		5,925,108
Wireless Telecommunication Services — 0.8%
Connect Finco SARL (United Kingdom) 6.75%, 10/1/2026 (a)	700,000	641,886
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	157,000	149,543
6.63%, 8/1/2026	425,000	402,156
Sprint Corp. 7.13%, 6/15/2024	678,000	700,008
United States Cellular Corp. 6.70%, 12/15/2033	130,000	126,575
Vodafone Group plc (United Kingdom)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (c)	870,000	898,145
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 5.12%, 6/4/2081 (c)	246,000	179,142
		3,097,455
Total Corporate Bonds (Cost $451,324,502)		394,887,550
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	SHARES ($000)	VALUE ($000)
Short-Term Investments — 0.5%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (e) (f) (Cost $1,852,115)	1,852,115	1,852,115
Total Investments — 98.1% (Cost $453,176,617)		396,739,665
Other Assets Less Liabilities — 1.9%		7,835,893
NET ASSETS — 100.0%		404,575,558

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	99

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 39.2%
Aerospace & Defense — 0.2%
Boeing Co. (The) 3.20%, 3/1/2029	200,000	176,703
Bombardier, Inc. (Canada) 7.50%, 3/15/2025 (a)	25,000	24,454
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	100,000	92,000
TransDigm, Inc. 6.25%, 3/15/2026 (a)	70,000	68,775
		361,932
Airlines — 0.2%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	260,000	247,333
5.75%, 4/20/2029 (a)	25,000	22,568
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	59,849	59,999
		329,900
Auto Components — 1.1%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	185,088
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	20,000	18,600
5.88%, 6/1/2029 (a)	360,000	338,428
3.75%, 1/30/2031 (a)	25,000	20,258
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	20,000	19,283
6.50%, 4/1/2027	280,000	261,800
6.88%, 7/1/2028	20,000	18,992
5.00%, 10/1/2029	50,000	42,104
Clarios Global LP
6.75%, 5/15/2025 (a)	25,000	24,871
6.25%, 5/15/2026 (a)	225,000	222,500
8.50%, 5/15/2027 (a)	45,000	44,217
Dana, Inc.
5.38%, 11/15/2027	100,000	89,158
5.63%, 6/15/2028	25,000	22,432
4.25%, 9/1/2030	25,000	20,179
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	80,000	62,400
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	20,000	19,299
5.00%, 7/15/2029	301,000	269,832
5.25%, 4/30/2031	73,000	63,657
		1,743,098
Automobiles — 0.1%
General Motors Co. 5.00%, 4/1/2035	85,000	76,042
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 2.4%
Bank of America Corp.
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (b) (c) (d)	85,000	86,594
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (b) (c) (d)	250,000	214,267
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (d)	225,000	214,785
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (b) (c) (d)	185,000	182,096
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	115,000	95,335
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (b) (c) (d)	95,000	88,360
(SOFR + 1.37%), 4.14%, 5/24/2025 (d)	340,000	337,699
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (b) (c) (d)	145,000	127,238
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (b) (c) (d)	100,000	86,500
(SOFR + 0.77%), 1.46%, 6/9/2027 (d)	225,000	198,490
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	250,000	255,937
HSBC Holdings plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (b) (c) (d)	200,000	157,103
ING Groep NV (Netherlands) (USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (b) (c) (d) (e)	200,000	195,580
Intesa Sanpaolo SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.60%), 4.20%, 6/1/2032 (a) (d)	200,000	145,525
Lloyds Banking Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (b) (c) (d)	200,000	193,888
SEE NOTES TO FINANCIAL STATEMENTS.

100	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
National Australia Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (d)	250,000	223,044
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (b) (c) (d)	200,000	187,959
Nordea Bank Abp (Finland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (b) (c) (d)	200,000	196,014
Societe Generale SA (France) (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (c) (d)	200,000	201,962
Truist Financial Corp. Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (b) (c) (d)	50,000	47,375
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (d)	200,000	169,226
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (b) (c) (d)	250,000	220,312
		3,825,289
Biotechnology — 0.2%
AbbVie, Inc. 4.50%, 5/14/2035	80,000	76,088
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	166,710
		242,798
Building Products — 0.4%
Builders FirstSource, Inc. 6.38%, 6/15/2032 (a)	75,000	69,562
Griffon Corp. 5.75%, 3/1/2028	25,000	23,125
JELD-WEN, Inc.
6.25%, 5/15/2025 (a)	45,000	43,875
4.88%, 12/15/2027 (a)	90,000	69,750
Masonite International Corp. 5.38%, 2/1/2028 (a)	100,000	93,000
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	50,000	41,064
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	350,000	305,948
4.38%, 7/15/2030 (a)	20,000	15,881
		662,205
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — 0.7%
Charles Schwab Corp. (The) Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (b) (c) (d)	200,000	172,000
Coinbase Global, Inc. 3.63%, 10/1/2031 (a)	20,000	12,176
Credit Suisse Group AG (Switzerland) (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	179,500
Goldman Sachs Group, Inc. (The)
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (b) (c) (d)	95,000	89,326
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (b) (c) (d)	100,000	81,050
(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	225,000	199,842
Morgan Stanley (SOFR + 0.86%), 1.51%, 7/20/2027 (d)	225,000	199,238
UBS Group AG (Switzerland) (USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (c) (d) (e)	200,000	198,120
		1,131,252
Chemicals — 1.4%
Albemarle Corp. 4.65%, 6/1/2027	500,000	496,371
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	200,000	185,250
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	200,000	155,000
Chemours Co. (The)
5.75%, 11/15/2028 (a)	250,000	223,750
4.63%, 11/15/2029 (a)	50,000	41,250
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	140,000	121,625
NOVA Chemicals Corp. (Canada)
5.25%, 6/1/2027 (a)	340,000	300,184
4.25%, 5/15/2029 (a)	20,000	16,450
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	20,000	19,050
4.50%, 10/15/2029	285,000	228,330
4.00%, 4/1/2031	40,000	30,045
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	45,000	38,785
5.13%, 4/1/2029 (a)	220,000	156,134
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	101

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	140,000	129,483
5.63%, 8/15/2029 (a)	140,000	110,600
		2,252,307
Commercial Services & Supplies — 1.1%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	280,000	233,411
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	70,000	60,111
4.88%, 7/15/2032 (a)	180,000	150,578
Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	185,000	173,214
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	135,000	124,243
Atento Luxco 1 SA (Brazil) 8.00%, 2/10/2026 (e)	100,000	47,500
Clean Harbors, Inc. 5.13%, 7/15/2029 (a)	100,000	93,621
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	25,000	21,973
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	160,000	151,158
5.13%, 12/15/2026 (a)	20,000	19,328
4.38%, 8/15/2029 (a)	45,000	38,138
Madison IAQ LLC 4.13%, 6/30/2028 (a)	280,000	240,100
Nielsen Finance LLC 5.63%, 10/1/2028 (a)	160,000	160,365
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	45,000	43,298
3.38%, 8/31/2027 (a)	175,000	150,609
Stericycle, Inc. 3.88%, 1/15/2029 (a)	80,000	69,300
		1,776,947
Communications Equipment — 0.3%
CommScope, Inc.
6.00%, 3/1/2026 (a)	330,000	311,883
8.25%, 3/1/2027 (a)	135,000	115,697
4.75%, 9/1/2029 (a)	50,000	42,547
		470,127
Construction & Engineering — 0.2%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	90,000	80,337
International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (e)	200,000	191,244
MasTec, Inc. 4.50%, 8/15/2028 (a)	75,000	68,831
		340,412
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — 1.4%
AerCap Ireland Capital DAC (Ireland)
3.00%, 10/29/2028	420,000	357,050
3.85%, 10/29/2041	150,000	110,436
Ford Motor Credit Co. LLC
3.66%, 9/8/2024	200,000	191,578
4.27%, 1/9/2027	275,000	251,186
4.13%, 8/17/2027	665,000	598,985
3.82%, 11/2/2027	400,000	352,080
OneMain Finance Corp. 3.88%, 9/15/2028	200,000	156,000
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (a)	100,000	99,421
		2,116,736
Containers & Packaging — 1.0%
Ardagh Packaging Finance plc 5.25%, 8/15/2027 (a)	400,000	289,146
LABL, Inc. 6.75%, 7/15/2026 (a)	210,000	199,500
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	280,000	271,062
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	25,000	23,204
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	340,000	296,769
TriMas Corp. 4.13%, 4/15/2029 (a)	65,000	57,038
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (f)	200,000	191,824
8.50%, 8/15/2027 (a) (f)	250,000	237,666
		1,566,209
Diversified Consumer Services — 0.1%
Service Corp. International 5.13%, 6/1/2029	175,000	165,797
Diversified Telecommunication Services — 3.0%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	200,000	172,544
Altice France SA (France)
8.13%, 2/1/2027 (a)	200,000	190,334
5.13%, 7/15/2029 (a)	250,000	189,915
AT&T, Inc.
4.30%, 2/15/2030	125,000	119,899
3.50%, 9/15/2053	50,000	36,861
CCO Holdings LLC
5.00%, 2/1/2028 (a)	575,000	525,446
5.38%, 6/1/2029 (a)	387,000	353,565
4.75%, 3/1/2030 (a)	705,000	605,972
SEE NOTES TO FINANCIAL STATEMENTS.

102	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.50%, 8/15/2030 (a)	142,000	119,418
4.25%, 2/1/2031 (a)	438,000	357,384
4.75%, 2/1/2032 (a)	20,000	16,544
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	265,000	247,179
5.00%, 5/1/2028 (a)	20,000	17,529
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	255,000	231,152
Level 3 Financing, Inc.
5.38%, 5/1/2025	14,000	14,002
5.25%, 3/15/2026	6,000	6,102
4.63%, 9/15/2027 (a)	380,000	335,700
Lumen Technologies, Inc. 4.00%, 2/15/2027 (a)	440,000	382,463
Sprint Capital Corp.
6.88%, 11/15/2028	125,000	131,993
8.75%, 3/15/2032	285,000	344,058
Switch Ltd.
3.75%, 9/15/2028 (a)	20,000	19,818
4.13%, 6/15/2029 (a)	50,000	49,875
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	60,000	50,700
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	135,000	115,088
		4,633,541
Electric Utilities — 1.7%
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (a)	115,000	93,773
Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	200,000	169,413
Energuate Trust (Guatemala) 5.88%, 5/3/2027 (e)	200,000	187,500
Eskom Holdings SOC Ltd. (South Africa) 7.13%, 2/11/2025 (e)	200,000	187,600
Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	200,000	193,412
NRG Energy, Inc.
6.63%, 1/15/2027	20,000	19,842
5.75%, 1/15/2028	350,000	329,913
3.38%, 2/15/2029 (a)	265,000	217,693
5.25%, 6/15/2029 (a)	25,000	22,345
Trinidad Generation UnLtd (Trinidad and Tobago) 5.25%, 11/4/2027 (e)	200,000	193,850
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Vistra Operations Co. LLC
5.13%, 5/13/2025 (a)	740,000	736,039
5.63%, 2/15/2027 (a)	12,000	11,550
5.00%, 7/31/2027 (a)	278,000	258,729
		2,621,659
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC 3.25%, 2/15/2029	100,000	86,771
II-VI, Inc. 5.00%, 12/15/2029 (a)	130,000	115,748
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	350,000	289,125
		491,644
Energy Equipment & Services — 0.1%
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (e)	187,230	156,079
Nabors Industries, Inc. 5.75%, 2/1/2025	25,000	23,046
Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	37,995	36,001
		215,126
Entertainment — 0.7%
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	25,000	24,125
6.50%, 5/15/2027 (a)	210,000	209,659
4.75%, 10/15/2027 (a)	365,000	332,150
Netflix, Inc.
5.88%, 11/15/2028	205,000	207,298
6.38%, 5/15/2029	125,000	129,412
WMG Acquisition Corp.
3.75%, 12/1/2029 (a)	23,000	19,659
3.88%, 7/15/2030 (a)	217,000	186,620
		1,108,923
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp. 3.80%, 8/15/2029	100,000	92,575
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	45,000	41,303
5.25%, 3/15/2028 (a)	45,000	41,288
5.00%, 7/15/2028 (a)	25,000	22,814
5.25%, 7/15/2030 (a)	125,000	110,625
RHP Hotel Properties LP
4.75%, 10/15/2027	310,000	281,892
4.50%, 2/15/2029 (a)	45,000	38,861
VICI Properties LP
4.25%, 12/1/2026 (a)	345,000	323,151
3.75%, 2/15/2027 (a)	145,000	131,110
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	103

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
3.88%, 2/15/2029 (a)	25,000	22,234
4.63%, 12/1/2029 (a)	37,000	34,179
		1,140,032
Food & Staples Retailing — 0.8%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	310,000	282,881
5.88%, 2/15/2028 (a)	195,000	185,820
3.50%, 3/15/2029 (a)	70,000	57,526
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	195,000	183,813
4.25%, 8/1/2029 (a)	95,000	81,347
Rite Aid Corp.
7.50%, 7/01/2025 (a)	173,000	147,282
8.00%, 11/15/2026 (a)	120,000	97,800
US Foods, Inc.
4.75%, 2/15/2029 (a)	114,000	101,598
4.63%, 6/1/2030 (a)	41,000	35,362
		1,173,429
Food Products — 0.5%
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	320,000	288,400
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	20,000	19,000
5.50%, 12/15/2029 (a)	345,000	316,160
4.63%, 4/15/2030 (a)	40,000	34,739
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	200,000	142,737
		801,036
Health Care Equipment & Supplies — 0.6%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	295,000	268,415
Hologic, Inc. 3.25%, 2/15/2029 (a)	250,000	213,114
Medline Borrower LP
3.88%, 4/1/2029 (a)	400,000	339,000
5.25%, 10/1/2029 (a)	70,000	58,829
Teleflex, Inc. 4.25%, 6/1/2028 (a)	25,000	22,713
		902,071
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	90,000	85,260
5.00%, 4/15/2029 (a)	35,000	32,405
Centene Corp.
4.25%, 12/15/2027	20,000	18,993
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
4.63%, 12/15/2029	495,000	466,310
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	306,000	286,110
5.63%, 3/15/2027 (a)	9,000	7,632
6.00%, 1/15/2029 (a)	70,000	57,453
5.25%, 5/15/2030 (a)	64,000	48,482
4.75%, 2/15/2031 (a)	20,000	14,768
DaVita, Inc.
4.63%, 6/1/2030 (a)	25,000	20,126
3.75%, 2/15/2031 (a)	375,000	275,916
Encompass Health Corp.
4.50%, 2/1/2028	250,000	218,710
4.75%, 2/1/2030	70,000	59,866
HCA, Inc.
5.88%, 2/15/2026	405,000	413,545
5.63%, 9/1/2028	250,000	251,271
5.88%, 2/1/2029	295,000	300,699
4.13%, 6/15/2029	140,000	128,875
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	135,000	115,058
Tenet Healthcare Corp.
4.88%, 1/1/2026 (a)	20,000	19,000
6.25%, 2/1/2027 (a)	20,000	19,286
5.13%, 11/1/2027 (a)	560,000	518,840
4.63%, 6/15/2028 (a)	485,000	440,863
4.38%, 1/15/2030 (a)	25,000	21,875
6.13%, 6/15/2030 (a)	68,000	65,287
		3,886,630
Health Care Technology — 0.1%
IQVIA, Inc. 5.00%, 5/15/2027 (a)	200,000	193,278
Hotels, Restaurants & Leisure — 1.7%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	200,000	177,782
4.38%, 1/15/2028 (a)	45,000	40,228
3.50%, 2/15/2029 (a)	50,000	42,935
4.00%, 10/15/2030 (a)	25,000	20,289
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	75,000	66,706
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	155,000	151,344
8.13%, 7/1/2027 (a)	85,000	83,510
4.63%, 10/15/2029 (a)	25,000	20,109
Carnival Corp.
5.75%, 3/1/2027 (a)	55,000	42,763
9.88%, 8/1/2027 (a)	110,000	110,413
SEE NOTES TO FINANCIAL STATEMENTS.

104	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Cedar Fair LP
5.50%, 5/1/2025 (a)	20,000	19,618
5.38%, 4/15/2027	60,000	56,610
5.25%, 7/15/2029	75,000	68,274
Hilton Domestic Operating Co., Inc. 3.75%, 5/1/2029 (a)	90,000	77,649
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	260,000	248,300
MGM Resorts International
6.75%, 5/1/2025	70,000	69,921
5.75%, 6/15/2025	50,000	48,500
4.63%, 9/1/2026	155,000	141,014
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	25,000	26,533
11.63%, 8/15/2027 (a)	109,000	106,837
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	270,000	259,054
5.50%, 4/15/2027 (a)	135,000	123,794
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	10,000	10,107
Station Casinos LLC 4.50%, 2/15/2028 (a)	80,000	68,914
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	25,000	25,024
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	25,000	23,940
Wynn Resorts Finance LLC
7.75%, 4/15/2025 (a)	70,000	69,767
5.13%, 10/1/2029 (a)	325,000	272,668
Yum! Brands, Inc. 4.75%, 1/15/2030 (a)	180,000	164,025
		2,636,628
Household Durables — 0.3%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	85,000	79,050
Newell Brands, Inc. 4.45%, 4/1/2026 (f)	160,000	150,474
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	225,000	184,862
		414,386
Household Products — 0.6%
Central Garden & Pet Co.
5.13%, 2/01/2028	225,000	207,531
4.13%, 10/15/2030	45,000	37,458
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	97,000	80,698
4.38%, 3/31/2029 (a)	307,000	249,720
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Household Products — continued
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	270,000	235,078
5.50%, 7/15/2030 (a)	45,000	38,766
3.88%, 3/15/2031 (a)	50,000	38,786
		888,037
Independent Power and Renewable Electricity Producers — 0.3%
Alexander Funding Trust 1.84%, 11/15/2023 (a)	310,000	294,549
Calpine Corp. 4.63%, 2/1/2029 (a)	95,000	80,690
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (e)	170,000	158,238
		533,477
Internet & Direct Marketing Retail — 0.1%
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	145,000	108,281
IT Services — 0.2%
Block, Inc. 3.50%, 6/1/2031	165,000	135,750
Gartner, Inc. 4.50%, 7/1/2028 (a)	260,000	239,967
		375,717
Leisure Products — 0.2%
Mattel, Inc. 5.88%, 12/15/2027 (a)	175,000	174,254
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	185,000	137,718
		311,972
Machinery — 0.2%
Terex Corp. 5.00%, 5/15/2029 (a)	80,000	71,576
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	200,000	182,000
		253,576
Media — 3.6%
Charter Communications Operating LLC 5.38%, 4/1/2038	100,000	87,688
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	505,000	452,293
7.75%, 4/15/2028 (a)	72,000	58,558
CSC Holdings LLC
7.50%, 4/1/2028 (a)	200,000	177,778
6.50%, 2/1/2029 (a)	260,000	239,261
Directv Financing LLC 5.88%, 8/15/2027 (a)	280,000	256,200
Discovery Communications LLC 4.95%, 5/15/2042	60,000	48,722
DISH DBS Corp.
5.00%, 3/15/2023	150,000	146,795
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	105

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
5.88%, 11/15/2024	986,000	892,330
7.75%, 7/1/2026	125,000	98,553
5.25%, 12/1/2026 (a)	164,000	135,403
GCI LLC 4.75%, 10/15/2028 (a)	85,000	76,604
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	17,000	14,368
Gray Television, Inc.
7.00%, 5/15/2027 (a)	40,000	39,435
4.75%, 10/15/2030 (a)	251,000	206,824
iHeartCommunications, Inc.
6.38%, 5/1/2026	20,000	18,890
5.25%, 8/15/2027 (a)	370,000	331,943
4.75%, 1/15/2028 (a)	75,000	64,364
Lamar Media Corp. 4.88%, 1/15/2029	100,000	92,847
Midcontinent Communications 5.38%, 8/15/2027 (a)	40,000	37,400
News Corp. 3.88%, 5/15/2029 (a)	170,000	147,900
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	45,000	42,848
4.75%, 11/1/2028 (a)	495,000	447,975
Paramount Global
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d)	100,000	92,363
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (d)	205,000	188,576
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	175,000	164,741
4.00%, 7/15/2028 (a)	385,000	335,441
5.50%, 7/1/2029 (a)	155,000	144,937
4.13%, 7/1/2030 (a)	60,000	50,836
Stagwell Global LLC 5.63%, 8/15/2029 (a)	100,000	84,805
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	70,000	67,551
4.50%, 5/1/2029 (a)	155,000	135,586
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	185,000	173,437
		5,553,252
Metals & Mining — 0.9%
Alcoa Nederland Holding BV 6.13%, 5/15/2028 (a)	200,000	194,376
Arconic Corp.
6.00%, 5/15/2025 (a)	20,000	19,625
6.13%, 2/15/2028 (a)	210,000	197,122
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
ATI, Inc.
5.88%, 12/1/2027	25,000	23,759
4.88%, 10/1/2029	25,000	22,365
Big River Steel LLC 6.63%, 1/31/2029 (a)	55,000	54,744
Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (a)	270,000	239,686
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (e)	200,000	188,870
Freeport-McMoRan, Inc. 4.38%, 8/1/2028	160,000	150,606
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (a)	100,000	81,309
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	80,000	68,907
Novelis Corp.
4.75%, 1/30/2030 (a)	179,000	155,730
3.88%, 8/15/2031 (a)	66,000	53,272
		1,450,371
Multiline Retail — 0.1%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	150,000	140,335
Oil, Gas & Consumable Fuels — 3.7%
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	20,000	20,350
5.75%, 3/1/2027 (a)	25,000	23,688
5.75%, 1/15/2028 (a)	220,000	208,556
5.38%, 6/15/2029 (a)	70,000	64,184
Antero Resources Corp.
8.38%, 7/15/2026 (a)	20,000	21,459
7.63%, 2/1/2029 (a)	75,000	76,289
5.38%, 3/1/2030 (a)	20,000	18,825
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (b) (c) (d)	140,000	134,015
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (b) (c) (d)	75,000	68,606
Buckeye Partners LP
3.95%, 12/1/2026	170,000	150,954
4.13%, 12/1/2027	20,000	17,680
4.50%, 3/1/2028 (a)	45,000	39,841
Cheniere Energy Partners LP
4.50%, 10/1/2029	150,000	138,124
SEE NOTES TO FINANCIAL STATEMENTS.

106	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
4.00%, 3/1/2031	20,000	17,525
Cheniere Energy, Inc. 4.63%, 10/15/2028	80,000	77,085
Chesapeake Energy Corp.
5.50%, 2/1/2026 (a)	20,000	19,266
6.75%, 4/15/2029 (a)	205,000	200,141
Chord Energy Corp. 6.38%, 6/1/2026 (a)	100,000	97,000
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	180,000	171,805
5.88%, 1/15/2030 (a)	25,000	22,873
Crestwood Midstream Partners LP
5.75%, 4/01/2025	90,000	86,740
5.63%, 5/1/2027 (a)	70,000	65,275
8.00%, 4/1/2029 (a)	115,000	114,015
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	190,000	166,816
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	25,000	23,801
Energean Israel Finance Ltd. (Israel) 5.38%, 3/30/2028 (e)	50,000	44,875
Energy Transfer LP 5.35%, 5/15/2045	60,000	52,876
EnLink Midstream Partners LP 4.85%, 7/15/2026	20,000	19,650
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	68,000	65,581
4.50%, 1/15/2029 (a)	95,000	81,813
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	130,000	130,866
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	190,000	185,263
5.13%, 6/15/2028 (a)	20,000	18,575
4.25%, 2/15/2030 (a)	20,000	17,170
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	57,000	54,225
Leviathan Bond Ltd. (Israel) 6.75%, 6/30/2030 (e)	50,000	47,687
Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (e)	200,000	175,750
MEG Energy Corp. (Canada) 7.13%, 2/1/2027 (a)	85,000	85,892
MPLX LP 4.50%, 4/15/2038	90,000	79,555
NuStar Logistics LP
5.63%, 4/28/2027	210,000	191,191
6.38%, 10/1/2030	25,000	22,750
Occidental Petroleum Corp.
8.50%, 7/15/2027	75,000	83,996
6.38%, 9/1/2028	60,000	62,666
8.88%, 7/15/2030	195,000	227,799
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (e)	200,000	169,000
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	50,000	46,672
5.35%, 2/12/2028	300,000	243,780
5.95%, 1/28/2031	330,000	246,922
Range Resources Corp.
8.25%, 1/15/2029	103,000	108,120
4.75%, 2/15/2030 (a)	8,000	7,412
SM Energy Co. 6.75%, 9/15/2026	120,000	118,013
Southwestern Energy Co.
8.38%, 9/15/2028	160,000	168,310
5.38%, 2/1/2029	20,000	18,905
5.38%, 3/15/2030	25,000	23,432
Sunoco LP
4.50%, 5/15/2029	60,000	50,975
4.50%, 4/30/2030	25,000	21,325
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	170,000	170,212
6.00%, 3/1/2027 (a)	45,000	41,062
5.50%, 1/15/2028 (a)	50,000	43,232
6.00%, 12/31/2030 (a)	20,000	17,505
Targa Resources Partners LP
6.50%, 7/15/2027	285,000	293,194
5.50%, 3/1/2030	25,000	24,419
4.88%, 2/1/2031	70,000	64,889
4.00%, 1/15/2032	205,000	179,522
Transcanada Trust (Canada) (SOFR + 4.42%), 5.50%, 9/15/2079 (d)	100,000	91,983
		5,841,977
Personal Products — 0.3%
Coty, Inc.
5.00%, 4/15/2026 (a)	80,000	75,800
4.75%, 1/15/2029 (a)	45,000	39,818
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	255,000	235,495
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	170,000	156,808
		507,921
Pharmaceuticals — 1.1%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	415,000	249,000
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	120,000	99,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	107

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
9.00%, 12/15/2025 (a)	135,000	83,785
5.75%, 8/15/2027 (a)	225,000	164,072
5.00%, 1/30/2028 (a)	230,000	86,250
4.88%, 6/1/2028 (a)	275,000	190,097
5.00%, 2/15/2029 (a)	20,000	7,800
7.25%, 5/30/2029 (a)	130,000	50,050
Cheplapharm Arzneimittel GmbH (Germany) 5.50%, 1/15/2028 (a)	250,000	214,277
Elanco Animal Health, Inc. 6.40%, 8/28/2028 (f)	145,000	134,850
Jazz Securities DAC 4.38%, 1/15/2029 (a)	200,000	180,348
Organon & Co. 4.13%, 4/30/2028 (a)	205,000	183,920
Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.15%, 10/1/2026	50,000	41,525
		1,684,974
Real Estate Management & Development — 0.0% ^
Realogy Group LLC 5.75%, 1/15/2029 (a)	25,000	19,587
Road & Rail — 0.6%
Avis Budget Car Rental LLC
4.75%, 4/1/2028 (a)	90,000	78,563
5.38%, 3/01/2029 (a)	300,000	261,439
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	30,000	25,895
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	45,000	38,543
5.00%, 12/1/2029 (a)	165,000	132,724
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	105,000	92,400
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	190,000	190,242
4.50%, 8/15/2029 (a)	140,000	121,537
		941,343
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	115,000	112,332
Broadcom Corp. 3.50%, 1/15/2028	100,000	92,827
Entegris Escrow Corp. 4.75%, 4/15/2029 (a)	95,000	87,366
Entegris, Inc. 4.38%, 4/15/2028 (a)	105,000	92,683
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	190,000	169,442
		554,650
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — 0.5%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	25,000	24,750
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	215,000	184,041
Minerva Merger Sub, Inc. 6.50%, 2/15/2030 (a)	50,000	42,452
NCR Corp.
5.75%, 9/1/2027 (a)	40,000	38,473
5.13%, 4/15/2029 (a)	305,000	284,800
6.13%, 9/1/2029 (a)	20,000	19,071
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	240,000	227,412
		820,999
Specialty Retail — 0.8%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	45,000	40,188
4.63%, 11/15/2029 (a)	155,000	132,912
4.75%, 3/1/2030	35,000	29,750
Bath & Body Works, Inc.
7.50%, 6/15/2029	20,000	19,236
6.75%, 7/1/2036	115,000	99,238
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	55,000	38,307
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	30,000	25,631
Lithia Motors, Inc. 4.63%, 12/15/2027 (a)	90,000	83,336
Penske Automotive Group, Inc. 3.75%, 6/15/2029	100,000	84,587
PetSmart, Inc. 4.75%, 2/15/2028 (a)	270,000	240,593
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	191,000	169,065
6.13%, 7/1/2029 (a)	70,000	58,071
6.00%, 12/1/2029 (a)	9,000	7,328
Staples, Inc. 7.50%, 4/15/2026 (a)	225,000	190,138
		1,218,380
Thrifts & Mortgage Finance — 0.1%
Rocket Mortgage LLC 3.63%, 3/1/2029 (a)	178,000	143,290
Tobacco — 0.2%
BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	80,000	63,276
BAT International Finance plc (United Kingdom) 4.45%, 3/16/2028	310,000	293,660
		356,936
SEE NOTES TO FINANCIAL STATEMENTS.

108	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Trading Companies & Distributors — 0.9%
Air Lease Corp. 2.20%, 1/15/2027	380,000	333,718
Imola Merger Corp. 4.75%, 5/15/2029 (a)	385,000	326,851
United Rentals North America, Inc.
4.88%, 1/15/2028	400,000	373,844
5.25%, 1/15/2030	20,000	18,920
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	230,000	230,042
7.25%, 6/15/2028 (a)	65,000	65,537
		1,348,912
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV (Mexico) 5.38%, 4/4/2032 (a)	200,000	183,690
Sprint Corp. 7.63%, 3/1/2026	310,000	327,864
T-Mobile USA, Inc. 4.75%, 2/1/2028	320,000	312,992
Vodafone Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.45%), 3.25%, 6/4/2081 (d)	100,000	86,430
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (d)	100,000	78,450
		989,426
Total Corporate Bonds (Cost $68,233,201)		61,322,847
Asset-Backed Securities — 28.2%
ACC Trust Series 2019-2, Class C, 5.24%, 10/21/2024 (a)	500,000	497,676
Affirm Asset Securitization Trust Series 2022-Z1, Class A, 4.55%, 6/15/2027 (a)	385,902	380,246
Air Canada Pass-Through Trust (Canada) Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	7,341	7,426
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	50,000	41,610
American Credit Acceptance Receivables Trust
Series 2022-3, Class B, 4.55%, 10/13/2026 (a)	500,000	497,715
Series 2020-4, Class E, 3.65%, 12/14/2026 (a)	600,000	580,480
Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	800,000	746,214
Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	800,000	742,359
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-2, Class D, 4.85%, 6/13/2028 (a)	230,000	224,053
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	190,000	184,088
Series 2022-3, Class C, 4.86%, 10/13/2028 (a)	290,000	288,600
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	267,000	264,803
AMSR Trust Series 2020-SFR1, Class H, 5.30%, 4/17/2037 ‡ (a)	100,000	95,614
Applebee's Funding LLC
Series 2019-1A, Class A2I, 4.19%, 6/5/2049 (a)	1,633,500	1,568,678
Series 2019-1A, Class A2II, 4.72%, 6/5/2049 (a)	495,000	462,139
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.02%, 8/20/2026 (a)	461,000	415,290
Series 2022-3A, Class A, 4.62%, 2/20/2027 (a)	943,000	937,947
British Airways Pass-Through Trust (United Kingdom) Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	9,726	10,107
BSPRT Issuer Ltd. (Cayman Islands)
Series 2021-FL7, Class A, 3.71%, 12/15/2038 (a) (g)	428,500	415,645
Series 2021-FL7, Class D, 5.14%, 12/15/2038 ‡ (a) (g)	275,000	258,022
Series 2021-FL7, Class E, 5.79%, 12/15/2038 ‡ (a) (g)	265,000	245,344
Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	126,488	118,296
Conn's Receivables Funding LLC
Series 2022-A, Class A, 5.87%, 12/15/2026 (a)	638,952	637,991
Series 2022-A, Class B, 9.52%, 12/15/2026 ‡ (a)	800,000	786,487
CoreVest American Finance Trust
Series 2019-1, Class E, 5.49%, 3/15/2052 ‡ (a) (g)	300,000	276,777
Series 2019-2, Class E, 5.42%, 6/15/2052 ‡ (a) (g)	350,000	315,547
Series 2019-3, Class E, 4.92%, 10/15/2052 ‡ (a) (g)	350,000	302,116
CPS Auto Receivables Trust Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	240,000	239,807
DB Master Finance LLC Series 2021-1A, Class A23, 2.79%, 11/20/2051 (a)	297,750	241,480
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	109

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Diamond Resorts Owner Trust Series 2018-1, Class C, 4.53%, 1/21/2031 ‡ (a)	81,236	80,871
Driven Brands Funding LLC Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	1,985,000	1,629,699
DT Auto Owner Trust
Series 2019-2A, Class E, 4.46%, 5/15/2026 (a)	750,000	741,420
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	800,000	725,870
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	1,929,000	1,733,090
Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	1,080,000	991,135
Series 2021-4A, Class E, 3.34%, 7/17/2028 (a)	1,600,000	1,433,157
Exeter Automobile Receivables Trust
Series 2022-3A, Class D, 6.76%, 9/15/2028	400,000	405,117
Series 2022-4A, Class D, 5.98%, 12/15/2028	168,000	166,088
FirstKey Homes Trust Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 ‡ (a)	500,000	460,140
FMC GMSR Issuer Trust Series 2022-GT1, Class B, 7.17%, 4/25/2027 ‡ (a)	300,000	278,421
FREED ABS Trust
Series 2020-FP1, Class C, 4.37%, 3/18/2027 ‡ (a)	711,495	710,243
Series 2022-1FP, Class D, 3.35%, 3/19/2029 ‡ (a)	200,000	185,308
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	373,647	372,302
Series 2022-3FP, Class C, 7.05%, 8/20/2029 ‡ (a)	100,000	99,296
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class D, 2.48%, 10/15/2027 (a)	250,000	229,288
Series 2021-1A, Class E, 3.14%, 1/18/2028 (a)	650,000	605,097
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	250,000	233,967
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	420,000	415,936
Series 2021-3A, Class E, 3.20%, 10/16/2028 (a)	1,000,000	875,909
Goldman Home Improvement Trust Issuer Trust Series 2022-GRN1, Class A, 4.50%, 6/25/2052 (a)	505,861	497,494
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hertz Vehicle Financing III LLC Series 2022-3A, Class B, 3.86%, 3/25/2025 (a)	500,000	490,561
Hertz Vehicle Financing LLC Series 2022-4A, Class D, 6.56%, 9/25/2026 (a)	300,000	280,322
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class E, 6.28%, 4/20/2037 ‡ (a) (g)	195,500	186,143
Hilton Grand Vacations Trust Series 2022-1D, Class D, 6.79%, 6/20/2034 ‡ (a)	411,292	398,294
HINNT LLC Series 2022-A, Class D, 6.50%, 5/15/2041 ‡ (a)	766,460	711,716
LendingClub Loan Certificate Issuer Trust
Series 2022-NP1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	1,066,685
Series 2022-P1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	981,670
Series 2022-P2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	50,000	1,027,210
Lendingpoint Asset Securitization Trust
Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	1,000,000	836,039
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	255,815	252,150
Lendmark Funding Trust Series 2021-1A, Class D, 5.05%, 11/20/2031 ‡ (a)	500,000	383,265
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	583,500	577,674
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 ‡ (a)	168,000	150,794
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	447,129	404,323
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	225,382	205,167
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	206,967	190,529
OneMain Direct Auto Receivables Trust Series 2022-1A, Class A1, 4.65%, 3/14/2029 (a)	294,000	293,021
OneMain Financial Issuance Trust Series 2018-2A, Class A, 3.57%, 3/14/2033 (a)	290,000	284,103
Oportun Issuance Trust
Series 2022-2, Class A, 5.94%, 10/9/2029 (a)	170,000	169,579
SEE NOTES TO FINANCIAL STATEMENTS.

110	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-2, Class D, 11.34%, 10/9/2029 ‡	863,000	847,955
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (a)	1,499,918	1,276,865
Planet Fitness Master Issuer LLC Series 2022-1A, Class A2I, 3.25%, 12/5/2051 (a)	64,837	58,239
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 6.43%, 5/25/2027 (a) (g)	343,000	342,295
Republic Finance Issuance Trust Series 2021-A, Class D, 5.23%, 12/22/2031 ‡ (a)	800,000	650,707
Santander Drive Auto Receivables Trust
Series 2022-2, Class B, 3.44%, 9/15/2027	210,000	205,589
Series 2022-2, Class C, 3.76%, 7/16/2029	400,000	387,907
Service Experts Issuer LLC Series 2021-1A, Class A, 2.67%, 2/2/2032 (a)	328,099	301,723
Theorem Funding Trust Series 2022-2A, Class B, 9.27%, 12/15/2028 (a)	400,000	416,608
Tricon Residential Trust Series 2022-SFR1, Class E2, 5.74%, 4/17/2039 ‡ (a)	101,000	95,898
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	36,875	33,472
Series 2016-1, Class B, 3.65%, 1/7/2026	30,729	27,435
Upstart Pass-Through Trust
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	820,207	784,305
Series 2022-PT2, Class A, 16.81%, 2/20/2030 (a) (g)	860,399	872,263
Series 2022-PT3, Class A, 18.66%, 4/20/2030 (a) (g)	523,779	548,398
Upstart Securitization Trust
Series 2020-3, Class C, 6.25%, 11/20/2030 ‡ (a)	1,000,000	988,040
Series 2021-2, Class C, 3.61%, 6/20/2031 ‡ (a)	1,500,000	1,373,290
Series 2022-2, Class B, 6.10%, 5/20/2032 ‡ (a)	500,000	481,439
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Westlake Automobile Receivables Trust
Series 2022-2A, Class C, 4.85%, 9/15/2027 (a)	504,000	500,220
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	432,000	430,619
Total Asset-Backed Securities (Cost $46,341,873)		44,164,917
Commercial Mortgage-Backed Securities — 17.5%
BANK
Series 2019-BN20, Class D, 2.50%, 9/15/2062 ‡ (a)	700,000	495,292
Series 2020-BN26, Class E, 2.50%, 3/15/2063 ‡ (a)	320,000	205,140
BX Commercial Mortgage Trust
Series 2021-21M, Class A, 3.12%, 10/15/2036 (a) (g)	500,000	480,599
Series 2020-VIVA, Class D, 3.67%, 3/11/2044 ‡ (a) (g)	750,000	594,457
BX Trust
Series 2022-LBA6, Class A, 3.31%, 1/15/2039 (a) (g)	155,000	150,510
Series 2022-PSB, Class A, 4.76%, 8/15/2039 (a) (g)	700,000	698,459
Series 2022-PSB, Class E, 8.64%, 8/15/2039 (a) (g)	600,000	602,695
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class B, 5.10%, 11/10/2046 ‡ (g)	100,000	98,697
Series 2014-GC23, Class C, 4.58%, 7/10/2047 ‡ (g)	100,000	96,112
Series 2018-C5, Class XA, IO, 0.69%, 6/10/2051 (g)	1,506,011	49,073
Series 2018-C6, Class XA, IO, 0.94%, 11/10/2051 (g)	2,157,014	80,679
Series 2015-GC33, Class B, 4.73%, 9/10/2058 ‡ (g)	65,000	62,448
Commercial Mortgage Trust Series 2015-PC1, Class B, 4.43%, 7/10/2050 ‡ (g)	65,000	61,667
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K741, Class X1, IO, 0.66%, 12/25/2027 (g)	1,447,608	36,643
Series K742, Class X1, IO, 0.87%, 3/25/2028 (g)	2,772,771	85,308
Series K742, Class X3, IO, 2.69%, 4/25/2028 (g)	5,000,000	586,300
Series K743, Class X1, IO, 1.03%, 5/25/2028 (g)	1,655,759	73,696
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	111

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K744, Class X1, IO, 0.96%, 7/25/2028 (g)	2,154,248	90,196
Series K084, Class X3, IO, 2.31%, 11/25/2028 (g)	751,485	84,102
Series K104, Class X1, IO, 1.25%, 1/25/2030 (g)	9,368,036	609,439
Series K110, Class X1, IO, 1.81%, 4/25/2030 (g)	8,871,447	882,437
Series K132, Class X1, IO, 0.61%, 8/25/2031 (g)	16,897,547	618,443
Series K-1514, Class X1, IO, 0.70%, 10/25/2034 (g)	1,189,503	60,326
Series K-1517, Class X1, IO, 1.44%, 7/25/2035 (g)	392,589	47,186
Series K-1520, Class X1, IO, 0.58%, 2/25/2036 ‡ (g)	413,353	18,194
Series K067, Class X3, IO, 2.19%, 9/25/2044 (g)	1,575,428	136,570
Series K065, Class X3, IO, 2.26%, 7/25/2045 (g)	1,304,230	110,739
Series K085, Class X3, IO, 2.39%, 12/25/2045 (g)	1,100,000	124,703
Series K097, Class X3, IO, 2.09%, 9/25/2046 (g)	3,000,000	333,508
Series K083, Class X3, IO, 2.37%, 11/25/2046 (g)	621,062	70,011
Series K737, Class X3, IO, 1.83%, 1/25/2048 (g)	900,000	56,377
Series K124, Class X3, IO, 2.71%, 2/25/2049 (g)	5,000,000	833,467
Series K741, Class X3, IO, 2.53%, 3/25/2049 (g)	13,766,615	1,459,113
Series K743, Class X3, IO, 3.06%, 6/25/2049 (g)	13,000,000	1,783,656
FNMA ACES
Series 2020-M3, Class X1, IO, 0.45%, 2/25/2030 (g)	3,847,076	85,078
Series 2022-M2, Class X2, IO, 0.30%, 1/25/2032 (g)	2,833,544	45,448
Series 2020-M31, Class AB, 0.50%, 10/25/2032	85,970	69,991
FREMF Mortgage Trust
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	19,929,717	88,635
Series 2019-KW09, Class C, PO, 6/25/2029 (a)	790,000	468,108
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	10,000,000	50,085
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2017-K724, Class D, PO, 12/25/2049 (a)	500,000	444,032
Series 2017-K65, Class B, 4.22%, 7/25/2050 (a) (g)	265,000	255,226
GNMA
Series 2014-135, IO, 0.42%, 1/16/2056 (g)	6,837,939	134,533
Series 2017-53, IO, 0.53%, 11/16/2056 (g)	4,549,882	166,319
Series 2015-114, IO, 0.37%, 3/15/2057 (g)	5,686,203	101,763
Series 2017-158, IO, 0.47%, 9/16/2057 (g)	3,784,133	123,648
Series 2020-184, IO, 0.91%, 11/16/2060 (g)	6,749,012	466,602
Series 2021-218, IO, 0.96%, 10/16/2061 (g)	345,546	27,426
Series 2020-120, IO, 0.76%, 5/16/2062 (g)	6,095,928	389,579
Series 2020-100, IO, 0.78%, 5/16/2062 (g)	5,873,137	378,753
Series 2020-161, IO, 1.05%, 8/16/2062 (g)	5,159,526	392,004
Series 2020-190, IO, 1.03%, 11/16/2062 (g)	877,756	68,935
Series 2021-35, Class IX, IO, 1.16%, 12/16/2062	1,968,907	174,486
Series 2021-120, IO, 1.00%, 2/16/2063 (g)	6,824,536	545,203
Series 2021-170, IO, 0.99%, 5/16/2063 (g)	2,430,829	190,274
Series 2021-61, IO, 1.01%, 8/16/2063 (g)	1,483,057	111,133
Series 2021-195, Class IX, IO, 1.20%, 8/16/2063 (g)	1,978,743	180,126
Series 2021-110, IO, 0.87%, 11/16/2063 (g)	5,883,288	432,346
Series 2021-200, IO, 0.87%, 11/16/2063 (g)	2,072,641	156,718
Series 2021-180, IO, 0.90%, 11/16/2063 (g)	4,720,828	362,913
Series 2021-150, IO, 1.03%, 11/16/2063 (g)	4,888,606	399,834
Series 2021-185, IO, 1.10%, 11/16/2063 (g)	1,522,940	130,240
Series 2022-7, Class SA, IF, IO, 1.74%, 2/16/2064 (g)	1,390,273	116,315
Series 2021-224, IO, 0.78%, 4/16/2064 (g)	1,974,522	143,394
SEE NOTES TO FINANCIAL STATEMENTS.

112	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2022-134, IO, 0.51%, 6/16/2064 (g)	2,997,179	158,982
Series 2022-80, IO, 0.59%, 6/16/2064 (g)	1,194,882	67,802
Series 2022-62, IO, 0.62%, 6/16/2064 (g)	1,987,587	120,049
GS Mortgage Securities Trust
Series 2016-GS2, Class D, 2.75%, 5/10/2049 ‡ (a)	750,000	603,269
Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (a)	800,000	555,632
JPMBB Commercial Mortgage Securities Trust Series 2014-C26, Class D, 4.02%, 1/15/2048 ‡ (a) (g)	250,000	221,461
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.17%, 12/15/2046 ‡ (a) (g)	1,500,000	1,432,131
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 5.05%, 4/15/2047 ‡ (a) (g)	1,337,000	1,262,826
Series 2014-C18, Class B, 4.61%, 10/15/2047 ‡ (g)	100,000	96,702
Series 2016-C31, Class C, 4.41%, 11/15/2049 ‡ (g)	100,000	86,482
MRCD MARK Mortgage Trust Series 2019-PARK, Class E, 2.72%, 12/15/2036 ‡ (a)	400,000	356,627
MSC Trust Series 2021-ILP, Class A, 3.17%, 11/15/2023 (a) (g)	239,209	230,167
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 5.69%, 10/25/2049 ‡ (a) (g)	395,481	377,869
Series 2020-01, Class M10, 6.19%, 3/25/2050 (a) (g)	1,000,000	950,519
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class C, 4.53%, 12/10/2045 ‡ (a) (g)	1,000,000	987,351
Velocity Commercial Capital Loan Trust
Series 2022-3, Class A, 5.22%, 6/25/2052 (a) (g)	291,368	287,073
Series 2022-4, Class A, 5.63%, 8/25/2052 (a) (g)	600,000	594,672
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class D, 3.00%, 5/15/2051 ‡ (a)	250,000	182,883
Series 2022-C62, Class C, 4.50%, 4/15/2055 ‡ (g)	150,000	128,741
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

WFRBS Commercial Mortgage Trust
Series 2013-C13, Class C, 3.91%, 5/15/2045 ‡ (g)	65,000	63,272
Series 2014-C22, Class C, 3.91%, 9/15/2057 (g)	100,000	94,478
Series 2014-C22, Class B, 4.37%, 9/15/2057 ‡ (g)	100,000	97,342
Total Commercial Mortgage-Backed Securities (Cost $29,858,683)		27,431,719
Mortgage-Backed Securities — 9.3%
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 5.00%, 8/25/2052 (h)	2,202,000	2,223,541
GNMA II, 30 Year
Pool # MA8151, 4.50%, 7/20/2052	7,307	7,316
Pool # MA8152, 5.00%, 7/20/2052	235,483	238,894
Pool # MA8203, 5.50%, 8/20/2052	1,520,000	1,561,893
GNMA II, Single Family, 30 Year
TBA, 4.50%, 9/15/2052 (h)	2,523,576	2,523,970
TBA, 5.00%, 9/15/2052 (h)	7,847,000	7,950,604
Total Mortgage-Backed Securities (Cost $14,775,024)		14,506,218
Collateralized Mortgage Obligations — 7.7%
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1, 2.84%, 4/25/2046 (g)	162,130	138,357
Connecticut Avenue Securities Trust Series 2019-R01, Class 2B1, 6.79%, 7/25/2031 (a) (g)	1,500,000	1,532,581
Deephaven Residential Mortgage Trust Series 2022-2, Class A1, 4.30%, 3/25/2067 (a) (g)	130,263	127,030
FHLMC STACR REMIC Trust Series 2021-HQA1, Class M2, 4.43%, 8/25/2033 (a) (g)	2,000,000	1,924,661
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class B1, 7.59%, 10/25/2029 (g)	250,000	266,673
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 8.19%, 7/25/2029 (g)	1,000,000	1,093,958
Series 2017-C02, Class 2B1, 7.94%, 9/25/2029 (g)	1,000,000	1,099,816
Series 2017-C04, Class 2B1, 7.49%, 11/25/2029 (g)	1,650,000	1,751,065
Series 2017-C05, Class 1B1, 6.04%, 1/25/2030 (g)	150,000	151,463
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	113

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2017-C06, Class 1B1, 6.59%, 2/25/2030 (g)	150,000	154,500
Series 2021-R02, Class 2B1, 5.48%, 11/25/2041 (a) (g)	64,000	60,453
Series 2021-R02, Class 2B2, 8.38%, 11/25/2041 (a) (g)	26,000	23,497
GNMA
Series 2014-181, Class SL, IF, IO, 3.23%, 12/20/2044 (g)	576,128	66,864
Series 2017-134, Class SD, IF, IO, 3.83%, 9/20/2047 (g)	575,133	69,602
Series 2019-52, Class SA, IF, IO, 3.73%, 4/20/2049 (g)	847,333	92,293
Series 2021-78, Class IB, IO, 3.00%, 5/20/2051	1,095,130	159,604
Series 2021-107, Class XI, IO, 3.00%, 6/20/2051	1,611,170	232,975
Series 2021-117, Class ES, IF, IO, 3.93%, 7/20/2051 (g)	1,859,240	256,125
Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	164,710	24,542
Series 2021-154, Class SD, IF, IO, 3.93%, 9/20/2051 (g)	572,185	85,196
Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	3,327,854	496,375
MFA Trust Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (a) (f)	270,000	262,292
PRPM LLC Series 2021-11, Class A2, 4.58%, 11/25/2026 (a) (f)	1,000,000	919,981
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (f)	207,296	196,318
STACR Trust Series 2018-HRP2, Class M3, 4.84%, 2/25/2047 ‡ (a) (g)	293,785	293,785
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (g)	500,000	484,150
Total Collateralized Mortgage Obligations (Cost $12,294,727)		11,964,156
Foreign Government Securities — 2.9%
Dominican Republic Government Bond
6.00%, 2/22/2033 (a)	150,000	130,669
6.00%, 2/22/2033 (e)	150,000	130,669
5.88%, 1/30/2060 (e)	150,000	105,966
Federal Republic of Nigeria
6.50%, 11/28/2027 (e)	200,000	152,500
7.38%, 9/28/2033 (e)	400,000	267,000
8.25%, 9/28/2051 (a)	200,000	126,750
Federative Republic of Brazil 3.75%, 9/12/2031	200,000	170,300
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gabonese Republic 7.00%, 11/24/2031 (e)	200,000	150,500
Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (e)	200,000	174,162
Islamic Republic of Pakistan 6.00%, 4/8/2026 (e)	200,000	124,022
Kingdom of Bahrain 5.45%, 9/16/2032 (e)	200,000	170,600
Republic of Angola 8.00%, 11/26/2029 (e)	200,000	165,500
Republic of Colombia 3.00%, 1/30/2030	200,000	154,912
Republic of Costa Rica 6.13%, 2/19/2031 (e)	200,000	186,475
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (e) (f)	125,389	111,463
6.13%, 6/15/2033 (e)	200,000	168,162
Republic of Ecuador
5.50%, 7/31/2030 (e) (f)	90,000	47,183
2.50%, 7/31/2035 (e) (f)	30,000	11,490
Republic of El Salvador
6.38%, 1/18/2027 (e)	50,000	18,806
7.12%, 1/20/2050 (e)	150,000	49,903
Republic of Ghana
6.38%, 2/11/2027 (e)	200,000	86,500
8.75%, 3/11/2061 (e)	200,000	70,913
Republic of Iraq
6.75%, 3/9/2023 (e)	200,000	192,412
5.80%, 1/15/2028 (e)	171,875	142,903
Republic of Kenya 8.00%, 5/22/2032 (e)	200,000	148,000
Republic of Paraguay 5.40%, 3/30/2050 (a)	200,000	166,975
Republic of Rwanda 5.50%, 8/9/2031 (a)	200,000	151,538
Republic of Senegal
6.25%, 5/23/2033 (e)	200,000	161,037
6.75%, 3/13/2048 (e)	200,000	139,038
Republic of South Africa 6.25%, 3/8/2041	100,000	81,519
State of Mongolia 4.45%, 7/7/2031 (e)	200,000	154,022
Sultanate of Oman Government Bond
6.25%, 1/25/2031 (e)	200,000	201,500
6.50%, 3/8/2047 (e)	200,000	174,500
Ukraine Government Bond 6.88%, 5/21/2031 (e)	200,000	38,000
Total Foreign Government Securities (Cost $5,959,908)		4,525,889
SEE NOTES TO FINANCIAL STATEMENTS.

114	August 31, 2022

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.7%
U.S. Equity — 1.7%
iShares iBoxx High Yield Corporate Bond ETF	36,150	2,694,260
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (i) (j) (Cost $101,234)	101,194	101,234
Total Investments — 106.6% (Cost $180,434,960)		166,711,240
Liabilities in Excess of Other Assets — (6.6)%		(10,360,732)
NET ASSETS — 100.0%		156,350,508

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of August
31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security is an interest bearing note with preferred security characteristics.
(c)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of August 31, 2022.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(e)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of August 31, 2022.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 5.00%, 8/25/2052(a)	(2,202,000)	(2,224,229)
TBA, 5.00%, 9/25/2052(a)	(8,300,000)	(8,381,055)
(Proceeds received of $10,694,218)		(10,605,284)

SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	115

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	55	12/20/2022	USD	6,867,266	(71,701)
U.S. Treasury Long Bond	4	12/20/2022	USD	541,875	(4,509)
U.S. Treasury Ultra Bond	2	12/20/2022	USD	297,750	(1,286)
U.S. Treasury 2 Year Note	46	12/30/2022	USD	9,579,500	(18,902)
U.S. Treasury 5 Year Note	154	12/30/2022	USD	17,043,469	(82,121)
					(178,519)
Short Contracts
U.S. Treasury 10 Year Note	(150)	12/20/2022	USD	(17,493,750)	123,340
U.S. Treasury 10 Year Ultra Note	(16)	12/20/2022	USD	(1,997,750)	17,146
U.S. Treasury Ultra Bond	(1)	12/20/2022	USD	(148,875)	529
U.S. Treasury 2 Year Note	(39)	12/30/2022	USD	(8,121,750)	15,158
					156,173
					(22,346)

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of August 31, 2022:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.38-V2	5.00	Quarterly	6/20/2027	5.31	USD 2,700,000	(16,098)	22,120	6,022

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

116	August 31, 2022

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	117

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 57.4%
Australia — 0.7%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR 150,000	128,400
Commonwealth Bank of Australia
2.69%, 3/11/2031 (b)	650,000	520,989
3.78%, 3/14/2032 (b)	200,000	171,861
Glencore Funding LLC
2.50%, 9/1/2030 (b)	462,000	375,649
2.85%, 4/27/2031 (b)	450,000	371,224
2.63%, 9/23/2031 (b)	608,000	483,524
Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (c)	75,000	67,462
		2,119,109
Austria — 0.2%
ams-OSRAM AG 6.00%, 7/31/2025 (a)	EUR 700,000	654,222
Belgium — 1.1%
Anheuser-Busch Cos. LLC 4.70%, 2/1/2036	170,000	164,473
Anheuser-Busch InBev SA/NV 3.70%, 4/2/2040 (a)	EUR 200,000	196,047
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 1/23/2029	500,000	510,257
KBC Group NV (EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a) (c)	EUR 300,000	283,486
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR 400,000	338,438
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR 500,000	337,558
Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (c) (d) (e)	EUR 100,000	99,582
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (c) (d) (e)	EUR 800,000	783,414
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR 500,000	442,178
		3,155,433
Brazil — 0.3%
Guara Norte SARL 5.20%, 6/15/2034 (b)	304,249	253,630
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	189,100
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Brazil — continued
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	40,449
7.00%, 3/16/2047 (a)	200,000	200,500
Vale Overseas Ltd. 3.75%, 7/8/2030	259,000	225,783
		909,462
Canada — 0.8%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	348,222
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c)	570,000	515,244
Emera US Finance LP 2.64%, 6/15/2031	272,000	224,573
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	236,000	238,344
Toronto-Dominion Bank (The) 4.11%, 6/8/2027	955,000	944,764
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (c)	57,000	55,931
		2,327,078
Cayman Islands — 0.0% ^
Avolon Holdings Funding Ltd. 4.38%, 5/1/2026 (b)	60,000	55,465
Chile — 0.2%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	339,083	243,292
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (b)	200,000	169,400
Kenbourne Invest SA 6.88%, 11/26/2024 (b)	200,000	192,913
		605,605
China — 0.8%
Alibaba Group Holding Ltd. 3.40%, 12/6/2027	200,000	188,846
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	259,700
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	159,350
Huarong Finance 2019 Co. Ltd.
(ICE LIBOR USD 3 Month + 1.13%), 4.10%, 2/24/2023 (a) (c)	200,000	195,000
2.13%, 9/30/2023 (a)	200,000	185,225
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
China — continued
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	240,000
NXP BV
5.55%, 12/1/2028	1,070,000	1,092,403
3.25%, 5/11/2041	300,000	216,994
		2,537,518
Colombia — 0.1%
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	195,313
Denmark — 0.1%
DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR 200,000	194,960
Finland — 0.2%
Nokia OYJ
2.00%, 3/15/2024 (a)	EUR 300,000	298,949
2.00%, 3/11/2026 (a)	EUR 200,000	191,053
Nordea Bank Abp (EUR Swap Annual 5 Year + 1.30%), 1.00%, 6/27/2029 (a) (c)	EUR 100,000	94,914
		584,916
France — 8.0%
Accor SA 3.00%, 2/4/2026 (a) (f)	EUR 600,000	580,215
Airbus SE
1.63%, 6/9/2030 (a)	EUR 1,100,000	1,004,297
1.38%, 5/13/2031 (a)	EUR 300,000	261,158
Altice France SA 3.38%, 1/15/2028 (a)	EUR 800,000	641,158
Autoroutes du Sud de la France SA 1.13%, 4/20/2026 (a)	EUR 800,000	765,169
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (c)	EUR 600,000	579,068
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR 725,000	675,766
Banijay Group SAS 6.50%, 3/1/2026 (a)	EUR 200,000	180,891
Banque Federative du Credit Mutuel SA 3.75%, 7/20/2023 (b)	715,000	713,889
BPCE SA
5.15%, 7/21/2024 (b)	600,000	596,748
4.88%, 4/1/2026 (b)	450,000	438,490
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (c)	EUR 400,000	355,386
(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (c)	EUR 400,000	402,170
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

France — continued
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (c)	480,000	371,726
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (c)	250,000	195,658
Burger King France SAS (EURIBOR 3 Month + 4.75%), 5.02%, 11/1/2026 (a) (c)	EUR 250,000	239,932
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a) (f)	EUR 400,000	285,182
CGG SA 7.75%, 4/1/2027 (a)	EUR 434,000	385,214
Chrome Bidco SASU 3.50%, 5/31/2028 (a)	EUR 439,000	382,920
Chrome Holdco SASU 5.00%, 5/31/2029 (a)	EUR 358,000	284,583
Credit Agricole SA
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (c) (d) (e)	475,000	486,281
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	1,000,000	878,686
2.00%, 3/25/2029 (a)	EUR 200,000	175,803
(EUR Swap Annual 5 Year + 1.90%), 1.62%, 6/5/2030 (a) (c)	EUR 500,000	467,196
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (c)	EUR 300,000	286,803
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (c) (d) (e)	EUR 1,000,000	926,717
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (c) (d) (e)	EUR 600,000	446,198
Elis SA 1.63%, 4/3/2028 (a)	EUR 900,000	759,742
Faurecia SE
2.38%, 6/15/2027 (a)	EUR 600,000	476,648
3.75%, 6/15/2028 (a)	EUR 800,000	653,581
Iliad Holding SASU
5.13%, 10/15/2026 (a)	EUR 111,000	105,505
5.63%, 10/15/2028 (a)	EUR 584,000	541,296
La Financiere Atalian SASU
4.00%, 5/15/2024 (a)	EUR 350,000	334,415
5.13%, 5/15/2025 (a)	EUR 100,000	95,721
Loxam SAS
2.88%, 4/15/2026 (a)	EUR 600,000	531,593
4.50%, 2/15/2027 (b)	EUR 288,000	261,890
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	119

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
Lune Holdings SARL 5.63%, 11/15/2028 (b)	EUR 375,000	320,033
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a) (c) (d) (e)	EUR 200,000	190,470
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a) (c) (d) (e)	EUR 400,000	413,834
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a) (c) (d) (e)	EUR 200,000	177,537
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR 100,000	93,460
3.50%, 7/1/2028 (a)	EUR 373,000	305,313
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR 400,000	405,222
Quatrim SASU 5.88%, 1/15/2024 (a)	EUR 500,000	456,674
Renault SA
1.25%, 6/24/2025 (a)	EUR 400,000	358,301
2.00%, 9/28/2026 (a)	EUR 600,000	508,690
1.13%, 10/4/2027 (a)	EUR 100,000	78,027
Rexel SA 2.13%, 6/15/2028 (a)	EUR 600,000	509,114
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e)	525,000	425,250
(EUR Swap Annual 5 Year + 1.55%), 1.00%, 11/24/2030 (c)	EUR 1,100,000	970,209
SPIE SA 2.63%, 6/18/2026 (a)	EUR 500,000	472,367
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	38,548
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (c) (d) (e)	EUR 850,000	805,044
Vallourec SA 8.50%, 6/30/2026 (a)	EUR 500,000	474,296
		23,770,084
Germany — 5.5%
Adler Pelzer Holding GmbH 4.13%, 4/1/2024 (a)	EUR 100,000	83,351
Bertelsmann SE & Co. KGaA (EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a) (c)	EUR 200,000	197,221
BK LC Lux Finco1 SARL 5.25%, 4/30/2029 (a)	EUR 700,000	601,638
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Germany — continued
Cheplapharm Arzneimittel GmbH 4.38%, 1/15/2028 (a)	EUR 750,000	680,226
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (c)	EUR 500,000	473,583
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR 456,000	394,880
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	1,075,000	1,036,768
(SOFR + 2.26%), 3.74%, 1/7/2033 (c)	450,000	319,724
Deutsche Lufthansa AG
2.00%, 7/14/2024 (a)	EUR 400,000	382,206
2.88%, 2/11/2025 (a)	EUR 1,400,000	1,280,306
3.00%, 5/29/2026 (a)	EUR 400,000	347,199
Deutsche Telekom International Finance BV 2.49%, 9/19/2023 (b)	250,000	245,748
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR 700,000	575,856
Hapag-Lloyd AG 2.50%, 4/15/2028 (a)	EUR 500,000	459,358
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a) (g)	EUR 125,000	109,916
3.88% (Cash), 5/15/2027 (a) (g) (h)	EUR 500,000	414,702
Kirk Beauty SUN GmbH 8.25% (PIK), 10/1/2026 (a) (g)	EUR 273,462	167,508
Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR 500,000	439,428
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR 625,000	577,897
Renk AG 5.75%, 7/15/2025 (a)	EUR 400,000	375,015
Schaeffler AG
2.75%, 10/12/2025 (a)	EUR 200,000	187,154
2.88%, 3/26/2027 (a)	EUR 450,000	408,337
3.38%, 10/12/2028 (a)	EUR 500,000	436,332
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR 219,799	205,602
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR 1,100,000	1,008,719
thyssenkrupp AG
2.88%, 2/22/2024 (a)	EUR 600,000	583,629
2.50%, 2/25/2025 (a)	EUR 200,000	188,888
TK Elevator Holdco GmbH 6.63%, 7/15/2028 (a)	EUR 270,000	231,173
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR 300,000	264,553
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR 350,000	286,486
Volkswagen International Finance NV 3.25%, 11/18/2030 (a)	EUR 600,000	568,870
Vonovia Finance BV 2.25%, 4/7/2030 (a)	EUR 1,100,000	973,645
WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027 (a)	EUR 100,000	77,884
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR 1,000,000	849,183
2.50%, 10/23/2027 (a)	EUR 300,000	238,482
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR 200,000	151,093
3.75%, 9/21/2028 (a)	EUR 600,000	487,200
		16,309,760
Greece — 0.3%
Alpha Bank SA 2.50%, 2/5/2023 (a)	EUR 780,000	786,559
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	194,000	163,406
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	415,438	331,831
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	196,912
		692,149
Indonesia — 0.3%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (b)	200,000	195,420
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	378,450
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	193,163
		767,033
Ireland — 1.1%
AerCap Ireland Capital DAC
4.13%, 7/3/2023	420,000	418,966
3.00%, 10/29/2028	465,000	395,305
AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (c)	EUR 750,000	695,225
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	120,311
2.13%, 2/21/2026 (b)	440,000	379,245
4.25%, 4/15/2026 (b)	140,000	129,031
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ireland — continued
Bank of Ireland Group plc (EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e)	EUR 300,000	297,294
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR 1,000,000	922,544
		3,357,921
Israel — 0.2%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	143,910
5.38%, 3/30/2028 (a)	150,475	135,051
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	196,288
6.50%, 6/30/2027 (a)	165,554	161,084
		636,333
Italy — 5.0%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR 200,000	162,646
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (c)	EUR 200,000	203,324
Atlantia SpA
1.63%, 2/3/2025 (a)	EUR 300,000	280,670
1.88%, 7/13/2027 (a)	EUR 350,000	292,753
1.88%, 2/12/2028 (a)	EUR 400,000	323,594
Autostrade per l'Italia SpA
1.75%, 2/1/2027 (a)	EUR 1,500,000	1,334,071
2.00%, 12/4/2028 (a)	EUR 900,000	752,080
1.88%, 9/26/2029 (a)	EUR 100,000	81,014
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,271,915
3.50%, 4/6/2028 (b)	200,000	181,607
1.88%, 7/12/2028 (b)	425,000	348,780
5.00%, 6/15/2032 (b)	200,000	185,108
Enel SpA Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (c) (d) (e)	EUR 800,000	716,529
Eni SpA 4.25%, 5/9/2029 (b)	250,000	237,322
Gamma Bidco SpA 5.13%, 7/15/2025 (a)	EUR 582,000	549,788
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR 384,000	325,121
Infrastrutture Wireless Italiane SpA 1.88%, 7/8/2026 (a)	EUR 500,000	457,956
Intesa Sanpaolo SpA
3.93%, 9/15/2026 (a)	EUR 150,000	147,781
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	121

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e)	EUR 676,000	656,418
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (c)	200,000	130,483
Kedrion SpA 3.38%, 5/15/2026 (a)	EUR 475,000	480,931
Leonardo SpA 4.88%, 3/24/2025	EUR 600,000	613,177
Nexi SpA 1.63%, 4/30/2026 (a)	EUR 550,000	484,450
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR 577,000	429,008
Rossini SARL 6.75%, 10/30/2025 (a)	EUR 400,000	400,983
Saipem Finance International BV
3.75%, 9/8/2023 (a)	EUR 200,000	198,341
2.63%, 1/7/2025 (a)	EUR 300,000	269,778
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR 650,000	549,552
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR 300,000	261,642
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR 200,000	185,466
3.63%, 5/25/2026 (a)	EUR 400,000	383,730
2.38%, 10/12/2027 (a)	EUR 1,350,000	1,141,931
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (c) (d) (e)	EUR 300,000	289,056
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200,000	169,226
(EURIBOR ICE Swap Rate 5 Year + 4.74%), 4.87%, 2/20/2029 (a) (c)	EUR 200,000	198,759
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (c)	200,000	150,446
Verde Bidco SpA 4.63%, 10/1/2026 (a)	EUR 100,000	84,416
		14,929,852
Japan — 1.4%
Mitsubishi UFJ Financial Group, Inc.
2.53%, 9/13/2023	580,000	571,345
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Japan — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	1,575,000	1,413,306
Sumitomo Mitsui Financial Group, Inc. 3.75%, 7/19/2023	157,000	156,835
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,124,949
1.00%, 7/9/2029	EUR 363,000	314,935
2.05%, 3/31/2030	500,000	418,011
3.03%, 7/9/2040	270,000	209,189
		4,208,570
Kazakhstan — 0.1%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)	380,000	311,410
Kuwait — 0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	201,000
Luxembourg — 2.0%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR 500,000	396,843
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR 350,000	286,662
8.00%, 5/15/2027 (b)	EUR 123,000	100,741
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (g) (h)	EUR 200,000	148,733
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR 603,000	442,369
INEOS Finance plc 3.38%, 3/31/2026 (a)	EUR 547,000	506,446
Matterhorn Telecom SA 3.13%, 9/15/2026 (a)	EUR 875,000	771,791
Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR 400,000	377,861
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR 650,000	600,143
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR 900,000	711,038
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.87%, 5/27/2026 (a) (c) (d) (e)	EUR 500,000	411,857
0.88%, 11/4/2027 (a)	EUR 450,000	384,239
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Luxembourg — continued
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR 360,421	311,859
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR 500,000	463,533
		5,914,115
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	334,490
Mexico — 0.7%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (b) (c)	200,000	178,300
Cemex SAB de CV
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (b) (c) (d) (e)	488,000	404,430
3.88%, 7/11/2031 (b)	377,000	315,690
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	116,717
Petroleos Mexicanos 5.95%, 1/28/2031	1,428,000	1,068,501
		2,083,638
Morocco — 0.1%
OCP SA 6.88%, 4/25/2044 (a)	200,000	175,413
Netherlands — 2.1%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	197,251
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (c) (d) (e)	EUR 200,000	181,661
4.80%, 4/18/2026 (b)	200,000	196,203
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (b) (c)	400,000	311,004
Cooperatieve Rabobank UA
3.88%, 9/26/2023 (b)	250,000	249,436
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (c)	365,000	324,364
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (c) (d) (e)	EUR 400,000	360,275
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Netherlands — continued
ING Groep NV
(SOFR + 1.83%), 4.02%, 3/28/2028 (c)	710,000	673,116
(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (c)	EUR 400,000	400,995
(EUR Swap Annual 5 Year + 1.20%), 1.00%, 11/13/2030 (a) (c)	EUR 300,000	266,875
Nobel Bidco BV 3.13%, 6/15/2028 (a)	EUR 336,000	238,255
Q-Park Holding I BV
1.50%, 3/1/2025 (a)	EUR 100,000	91,103
2.00%, 3/1/2027 (a)	EUR 500,000	415,231
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR 400,000	289,526
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR 468,000	399,769
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (f)	EUR 500,000	474,839
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR 500,000	428,131
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR 800,000	603,346
		6,101,380
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	421,387
Norway — 0.4%
DNB Bank ASA (GUKG1 + 1.35%), 2.62%, 6/10/2026 (a) (c)	GBP 1,000,000	1,099,665
Peru — 0.0% ^
Southern Copper Corp. 5.88%, 4/23/2045	140,000	145,364
Portugal — 0.8%
EDP - Energias de Portugal SA (EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (c)	EUR 1,000,000	900,686
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	665,094
1.50%, 11/22/2027 (a)	EUR 750,000	697,157
		2,262,937
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	123

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — 5.3%
Abertis Infraestructuras Finance BV
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (c) (d) (e)	EUR 600,000	515,730
(EUR Swap Annual 5 Year + 3.27%), 2.62%, 1/26/2027 (a) (c) (d) (e)	EUR 100,000	79,819
Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (a) (c) (d) (e)	EUR 400,000	376,864
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (c)	EUR 300,000	281,525
Banco Santander SA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (c)	600,000	580,726
5.15%, 8/18/2025	400,000	398,076
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	800,000	688,666
2.13%, 2/8/2028 (a)	EUR 200,000	181,976
CaixaBank SA
(EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a) (c) (d) (e)	EUR 400,000	398,348
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e)	EUR 400,000	387,151
1.13%, 3/27/2026 (a)	EUR 1,000,000	927,318
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a) (c)	EUR 800,000	794,132
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR 500,000	426,707
1.88%, 6/26/2029	EUR 400,000	323,594
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR 950,000	880,112
ContourGlobal Power Holdings SA 4.13%, 8/1/2025 (a)	EUR 500,000	483,130
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR 307,000	264,512
5.50%, 7/15/2027 (a)	EUR 300,000	258,481
Grifols Escrow Issuer SA 3.88%, 10/15/2028 (a)	EUR 300,000	241,188
Grifols SA
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Spain — continued
1.63%, 2/15/2025 (a)	EUR 550,000	507,123
2.25%, 11/15/2027 (a)	EUR 1,000,000	844,158
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR 100,000	81,493
3.50%, 4/30/2028 (a)	EUR 225,000	163,243
Iberdrola International BV (EUR Swap Annual 5 Year + 2.06%), 2.62%, 12/26/2023 (a) (c) (d) (e)	EUR 800,000	782,052
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR 392,000	318,343
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR 1,066,000	952,333
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (c) (d) (e)	EUR 200,000	187,565
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (c)	EUR 1,400,000	1,382,281
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	129,761
Telefonica Europe BV
(EUR Swap Annual 5 Year + 2.33%), 2.62%, 3/7/2023 (a) (c) (d) (e)	EUR 100,000	98,242
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (c) (d) (e)	EUR 900,000	868,883
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (c) (d) (e)	EUR 900,000	814,281
		15,617,813
Sweden — 0.8%
Dometic Group AB 3.00%, 5/8/2026 (a)	EUR 650,000	576,791
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e)	200,000	164,183
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR 275,000	246,230
3.25%, 2/15/2027 (a)	EUR 900,000	775,570
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR 319,000	257,689
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Sweden — continued
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR 200,000	190,900
2.50%, 10/7/2027 (a)	EUR 300,000	268,162
		2,479,525
Switzerland — 1.5%
Argentum Netherlands for Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (c)	EUR 700,000	685,834
Credit Suisse Group AG
4.28%, 1/9/2028 (b)	550,000	493,738
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (c)	274,000	230,221
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (c)	561,000	424,006
Dufry One BV 2.50%, 10/15/2024 (a)	EUR 700,000	663,629
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP 300,000	254,699
Kongsberg Actuation Systems BV 5.00%, 7/15/2025 (a)	EUR 218,182	185,039
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (c)	200,000	190,000
UBS Group AG
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	322,000	316,058
(EUR Swap Annual 1 Year + 0.77%), 0.25%, 11/5/2028 (a) (c)	EUR 300,000	252,817
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	280,000	218,948
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (c)	430,000	344,516
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (c)	200,000	192,762
		4,452,267
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Taiwan — 0.4%
Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)	200,000	197,850
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	372,096
TSMC Global Ltd. 2.25%, 4/23/2031 (b)	700,000	584,969
		1,154,915
United Kingdom — 8.6%
888 Acquisitions Ltd. 7.56%, 7/15/2027 (b)	EUR 230,000	198,779
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR 700,000	601,530
4.00%, 9/18/2042	490,000	448,729
Barclays plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (a) (c) (d) (e)	GBP 200,000	211,720
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (c)	398,000	395,084
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (d) (e)	204,000	195,279
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a) (c) (d) (e)	EUR 600,000	551,199
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (d) (e)	94,000	85,987
British Telecommunications plc (EURIBOR ICE Swap Rate 5 Year + 2.13%), 1.87%, 8/18/2080 (a) (c)	EUR 100,000	86,426
Centrica plc 4.38%, 3/13/2029 (a)	GBP 200,000	224,717
Constellation Automotive Financing plc 4.88%, 7/15/2027 (a)	GBP 269,000	244,060
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP 500,000	516,399
EC Finance plc 3.00%, 10/15/2026 (a)	EUR 799,000	739,955
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR 600,000	558,670
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP 738,464	727,373
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	125

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP 700,000	676,711
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR 800,000	764,588
6.75%, 12/3/2026 (a)	GBP 300,000	370,130
1.50%, 2/11/2030 (a)	EUR 300,000	260,113
1.88%, 3/14/2034 (a)	EUR 250,000	195,922
5.88%, 5/13/2041 (a)	GBP 100,000	119,815
HSBC Holdings plc
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	490,000	446,185
5.75%, 12/20/2027 (a)	GBP 200,000	230,924
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	380,000	370,900
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,270,000	1,073,732
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	374,000	337,662
(SOFR + 1.41%), 2.87%, 11/22/2032 (c)	440,000	349,646
(SOFR + 2.87%), 5.40%, 8/11/2033 (c)	207,000	196,955
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP 400,000	336,661
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR 500,000	428,532
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (a)	EUR 200,000	178,305
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR 300,000	248,725
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR 700,000	496,280
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR 300,000	272,458
4.50%, 1/15/2026 (a)	EUR 400,000	334,946
Lloyds Banking Group plc
4.05%, 8/16/2023	415,000	414,365
(EURIBOR ICE Swap Rate 5 Year + 5.29%), 4.95%, 6/27/2025 (a) (c) (d) (e)	EUR 300,000	287,164
4.58%, 12/10/2025	200,000	194,953
National Grid plc 0.25%, 9/1/2028 (a)	EUR 800,000	667,401
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	780,000	771,050
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — continued
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027 (c) (d) (e)	GBP 884,000	872,901
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (c)	400,000	400,210
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (c)	EUR 1,200,000	973,893
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (c)	EUR 730,000	597,854
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR 500,000	463,508
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP 438,000	442,301
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP 654,000	612,540
Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR 700,000	656,742
Santander UK Group Holdings plc (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	900,000	778,441
SIG plc 5.25%, 11/30/2026 (a)	EUR 317,000	265,209
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (c)	395,000	381,735
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (c)	306,000	288,366
Synthomer plc 3.88%, 7/1/2025 (a)	EUR 500,000	465,041
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR 500,000	391,930
Vodafone Group plc
5.25%, 5/30/2048	180,000	166,149
4.88%, 6/19/2049	121,000	107,666
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (c)	EUR 700,000	640,761
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (c)	EUR 300,000	291,913
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (c)	429,000	442,878
Series NC10, (EUR Swap Annual 5 Year + 3.23%), 3.00%, 8/27/2080 (a) (c)	EUR 625,000	502,098
		25,552,166
United States — 7.8%
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,404
3.95%, 7/15/2030 (b)	42,000	38,367
Aetna, Inc. 2.80%, 6/15/2023	595,000	589,576
Alexander Funding Trust 1.84%, 11/15/2023 (b)	70,000	66,511
American Airlines Pass-Through Trust Series 2021-1, 2.88%, 7/11/2034	100,000	83,646
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (c) (d) (e)	104,000	89,310
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR 100,000	87,714
Amgen, Inc. 2.45%, 2/21/2030	120,000	105,003
Anheuser-Busch Cos. LLC 4.90%, 2/1/2046	85,000	80,695
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/6/2048	344,000	305,786
Ardagh Metal Packaging Finance USA LLC 3.00%, 9/1/2029 (a)	EUR 379,000	298,921
AT&T, Inc.
3.50%, 9/15/2053	380,000	280,142
3.55%, 9/15/2055	99,000	72,487
Bank of America Corp.
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (c)	560,000	464,286
(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	290,000	240,409
(SOFR + 1.22%), 2.30%, 7/21/2032 (c)	470,000	375,178
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053 (b)	47,000	44,767
BP Capital Markets America, Inc. 2.72%, 1/12/2032	430,000	374,957
Bristol-Myers Squibb Co. 2.95%, 3/15/2032	125,000	113,267
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	442,000	375,373
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	132,887
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	249,138
CF Industries, Inc. 4.95%, 6/1/2043	224,000	199,107
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	312,000	268,320
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	320,000	260,400
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (c) (d) (e)	29,000	27,985
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (c) (d) (e)	160,000	140,400
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	720,000	622,800
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (e)	200,000	198,490
Series Y, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.15%, 11/15/2026 (c) (e)	620,000	525,326
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	320,000	261,726
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	140,000	113,150
Comcast Corp. 2.94%, 11/1/2056	290,000	196,479
Conagra Brands, Inc. 0.50%, 8/11/2023	430,000	416,003
Constellation Energy Generation LLC 5.60%, 6/15/2042	210,000	210,090
CVS Health Corp.
1.88%, 2/28/2031	215,000	172,952
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	127

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
2.13%, 9/15/2031	130,000	105,891
Danaher Corp. 2.80%, 12/10/2051	85,000	60,324
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	238,837
Discover Bank 4.20%, 8/8/2023	655,000	655,458
Discovery Communications LLC 3.63%, 5/15/2030	50,000	43,806
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	114,159
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	92,237
Exxon Mobil Corp. 0.52%, 6/26/2028	EUR 400,000	354,578
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	252,661
Fidelity National Information Services, Inc. 2.00%, 5/21/2030	EUR 200,000	176,513
Fiserv, Inc. 1.63%, 7/1/2030	EUR 100,000	86,029
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	400,000	365,362
3.63%, 6/17/2031	467,000	378,144
Freeport-McMoRan, Inc.
4.25%, 3/1/2030	103,000	93,281
5.40%, 11/14/2034	523,000	495,945
5.45%, 3/15/2043	48,000	43,211
General Electric Co. 4.13%, 9/19/2035 (a)	EUR 100,000	102,548
General Motors Co. 6.13%, 10/1/2025	21,000	21,615
General Motors Financial Co., Inc. 2.75%, 6/20/2025	39,000	36,894
Georgia Power Co. Series A, 2.10%, 7/30/2023	785,000	771,056
Global Payments, Inc. 2.90%, 11/15/2031	265,000	214,682
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (c) (d) (e)	10,000	8,275
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	355,000	315,306
(SOFR + 1.28%), 2.62%, 4/22/2032 (c)	290,000	239,622
(SOFR + 1.25%), 2.38%, 7/21/2032 (c)	190,000	153,801
(SOFR + 1.26%), 2.65%, 10/21/2032 (c)	300,000	246,328
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	46,006
HCA, Inc.
5.88%, 2/15/2026	185,000	188,904
3.50%, 9/1/2030	635,000	554,128
2.38%, 7/15/2031	370,000	293,537
5.25%, 6/15/2049	120,000	107,371
3.50%, 7/15/2051	150,000	102,966
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	520,852
3.50%, 11/2/2026 (a)	150,000	140,771
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR 350,000	293,989
Kansas City Southern 3.50%, 5/1/2050	90,000	70,703
Keurig Dr. Pepper, Inc.
3.95%, 4/15/2029	345,000	328,335
4.05%, 4/15/2032	310,000	289,205
Lear Corp. 3.55%, 1/15/2052	84,000	54,689
Lowe's Cos., Inc. 3.75%, 4/1/2032	260,000	239,440
Magallanes, Inc.
4.28%, 3/15/2032 (b)	822,000	716,236
5.05%, 3/15/2042 (b)	155,000	126,714
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	170,403
Morgan Stanley
(SOFR + 0.88%), 1.59%, 5/4/2027 (c)	690,000	615,019
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	315,000	306,941
(SOFR + 1.18%), 2.24%, 7/21/2032 (c)	220,000	177,212
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	173,000	141,668
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	351,645
Pacific Gas and Electric Co.
4.25%, 8/1/2023	390,000	388,187
3.30%, 3/15/2027	366,000	326,584
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b)	9,000	7,650
PNC Financial Services Group, Inc. (The) Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (c) (d) (e)	410,000	331,280
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	82,938
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Roper Technologies, Inc. 2.95%, 9/15/2029	446,000	392,880
Southern California Edison Co. Series J, 0.70%, 8/1/2023	460,000	445,751
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	58,604
3.70%, 4/14/2027	210,000	202,086
4.00%, 4/14/2032	70,000	64,556
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR 100,000	82,930
T-Mobile USA, Inc. 2.55%, 2/15/2031	115,000	95,713
Transocean, Inc. 11.50%, 1/30/2027 (b)	25,000	24,098
Union Electric Co. 3.90%, 4/1/2052	80,000	70,364
Verizon Communications, Inc.
2.55%, 3/21/2031	330,000	278,917
2.36%, 3/15/2032	60,000	49,224
2.65%, 11/20/2040	60,000	43,308
VMware, Inc. 2.20%, 8/15/2031	290,000	226,090
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	340,000	299,625
		23,085,134
Total Corporate Bonds (Cost $210,361,035)		170,189,961
Foreign Government Securities — 30.6%
Angola — 0.3%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	173,775
8.75%, 4/14/2032 (b)	483,000	393,645
9.13%, 11/26/2049 (a)	480,000	357,990
		925,410
Australia — 9.4%
Commonwealth of Australia
5.50%, 4/21/2023 (a)	AUD17,808,000	12,393,293
1.25%, 5/21/2032	AUD25,668,000	14,198,196
3.00%, 3/21/2047 (a)	AUD 2,140,000	1,262,376
		27,853,865
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	250,057
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Brazil — 3.1%
Notas do Tesouro Nacional
10.00%, 1/1/2025	BRL40,000,000	7,379,284
6.00%, 5/15/2035	BRL 2,540,000	1,943,952
		9,323,236
Canada — 6.1%
Canada Government Bond
0.25%, 5/1/2023	CAD12,060,000	8,978,219
0.25%, 8/1/2023	CAD12,516,000	9,231,545
		18,209,764
China — 1.1%
People's Republic of China 2.75%, 2/17/2032	CNY22,790,000	3,306,572
Colombia — 0.2%
Republic of Colombia
3.13%, 4/15/2031	460,000	346,811
5.20%, 5/15/2049	520,000	353,373
		700,184
Costa Rica — 0.1%
Republic of Costa Rica 6.13%, 2/19/2031 (a)	300,000	279,713
Cote D'Ivoire — 0.2%
Republic of Cote d'Ivoire 6.88%, 10/17/2040 (b)	EUR 730,000	526,505
Dominican Republic — 0.2%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	286,265
5.30%, 1/21/2041 (b)	375,000	277,336
		563,601
Ecuador — 0.1%
Republic of Ecuador 2.50%, 7/31/2035 (a) (f)	537,000	205,671
Ethiopia — 0.0% ^
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000	109,788
Hungary — 0.2%
Hungary Government Bond
2.13%, 9/22/2031 (b)	200,000	145,662
7.63%, 3/29/2041	150,000	172,200
3.13%, 9/21/2051 (b)	466,000	288,862
		606,724
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	129

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Israel — 0.2%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	472,316
Italy — 1.7%
Italian Republic Government Bond
0.88%, 5/6/2024	962,000	900,932
2.38%, 10/17/2024	3,295,000	3,128,735
2.88%, 10/17/2029	1,135,000	966,650
		4,996,317
Ivory Coast — 0.2%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	250,644
6.13%, 6/15/2033 (a)	370,000	311,101
		561,745
Jamaica — 0.2%
Jamaica Government Bond
8.00%, 3/15/2039	240,000	279,795
7.88%, 7/28/2045	400,000	460,825
		740,620
Kazakhstan — 0.1%
Republic of Kazakhstan 1.50%, 9/30/2034 (b)	EUR 370,000	280,570
Kenya — 0.2%
Republic of Kenya 6.30%, 1/23/2034 (b)	783,000	532,440
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (i)	227,000	16,074
6.65%, 11/3/2028 (a) (i)	226,000	15,580
		31,654
Mexico — 1.6%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN37,280,000	1,704,718
8.50%, 11/18/2038	MXN42,000,000	1,985,705
United Mexican States
3.77%, 5/24/2061	392,000	261,733
3.75%, 4/19/2071	1,433,000	938,884
		4,891,040
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Zealand — 0.8%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD 952,000	597,859
2.75%, 4/15/2037 (a)	NZD 3,201,000	1,643,110
		2,240,969
Nigeria — 0.3%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	264,750
7.38%, 9/28/2033 (b)	527,000	351,772
7.63%, 11/28/2047 (a)	400,000	246,000
		862,522
Oman — 0.2%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	294,375
6.75%, 1/17/2048 (a)	320,000	284,400
		578,775
Paraguay — 0.3%
Republic of Paraguay
5.00%, 4/15/2026 (a)	302,000	301,396
4.95%, 4/28/2031 (b)	550,000	528,791
		830,187
Philippines — 0.1%
Republic of Philippines 2.95%, 5/5/2045	330,000	245,061
Portugal — 1.5%
Portuguese Republic 5.13%, 10/15/2024 (a)	4,260,000	4,355,833
Qatar — 0.2%
State of Qatar
5.10%, 4/23/2048 (a)	245,000	261,844
4.40%, 4/16/2050 (b)	200,000	194,250
		456,094
Romania — 0.1%
Romania Government Bond 4.63%, 4/3/2049 (b)	EUR 276,000	204,870
Senegal — 0.2%
Republic of Senegal
6.25%, 5/23/2033 (a)	660,000	531,423
6.75%, 3/13/2048 (a)	260,000	180,749
		712,172
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Serbia — 0.1%
Republic of Serbia 1.50%, 6/26/2029 (b)	EUR 410,000	295,451
South Africa — 1.2%
Republic of South Africa
4.30%, 10/12/2028	490,000	433,436
7.00%, 2/28/2031	ZAR37,742,512	1,747,544
8.88%, 2/28/2035	ZAR17,942,132	888,136
5.75%, 9/30/2049	710,000	503,212
		3,572,328
United Arab Emirates — 0.3%
United Arab Emirates Government Bond
4.05%, 7/7/2032 (b)	441,000	446,733
4.00%, 7/28/2050 (b)	400,000	252,200
4.95%, 7/7/2052 (b)	305,000	320,250
		1,019,183
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	90,256
Total Foreign Government Securities (Cost $101,540,249)		90,831,493
Commercial Mortgage-Backed Securities — 1.7%
United States — 1.7%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (b)	400,000	380,914
BANK
Series 2019-BN16, Class C, 4.79%, 2/15/2052 ‡ (h)	23,000	20,945
Series 2018-BN10, Class C, 4.16%, 2/15/2061 ‡ (h)	70,000	62,458
Series 2018-BN13, Class C, 4.72%, 8/15/2061 ‡ (h)	118,000	105,863
Series 2019-BN20, Class C, 3.78%, 9/15/2062 ‡ (h)	176,000	148,595
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 ‡ (h)	315,000	265,992
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.11%, 2/28/2025 ‡ (b) (h)	1,000,000	899,144
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.58%, 11/15/2050 (h)	28,000	24,949
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
CD Mortgage Trust Series 2016-CD2, Class C, 4.11%, 11/10/2049 ‡ (h)	21,000	17,974
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class C, 4.58%, 7/10/2047 ‡ (h)	21,000	20,184
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.40%, 7/25/2023 (h)	3,684,077	7,265
Series K739, Class X1, IO, 1.32%, 9/25/2027 (h)	2,127,037	100,305
Series K153, Class X3, IO, 3.91%, 4/25/2035 (h)	340,000	87,582
Series K036, Class X3, IO, 2.18%, 12/25/2041 (h)	2,640,000	62,084
Series K720, Class X3, IO, 2.13%, 8/25/2042 (h)	447,795	4
Series K041, Class X3, IO, 1.70%, 11/25/2042 (h)	3,470,000	104,193
Series K054, Class X3, IO, 1.65%, 4/25/2043 (h)	1,365,000	63,604
Series K050, Class X3, IO, 1.61%, 10/25/2043 (h)	1,010,000	40,228
Series K051, Class X3, IO, 1.67%, 10/25/2043 (h)	1,395,000	59,752
Series K052, Class X3, IO, 1.67%, 1/25/2044 (h)	750,000	33,820
Series K726, Class X3, IO, 2.22%, 7/25/2044 (h)	2,890,000	97,177
Series K067, Class X3, IO, 2.19%, 9/25/2044 (h)	1,385,000	120,062
Series K072, Class X3, IO, 2.21%, 12/25/2045 (h)	400,000	37,487
Series K089, Class X3, IO, 2.38%, 1/25/2046 (h)	850,000	102,103
Series K078, Class X3, IO, 2.29%, 6/25/2046 (h)	1,820,000	191,556
Series K088, Class X3, IO, 2.43%, 2/25/2047 (h)	980,000	121,094
FREMF Series 2018-KF46, Class B, 4.31%, 3/25/2028 (b) (h)	241,539	235,185
FREMF Mortgage Trust
Series 2017-KF31, Class B, 5.26%, 4/25/2024 (b) (h)	38,243	37,965
Series 2017-KF36, Class B, 5.01%, 8/25/2024 (b) (h)	32,805	32,712
Series 2017-KF38, Class B, 4.86%, 9/25/2024 (b) (h)	19,725	19,667
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	131

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2018-KF47, Class B, 4.36%, 5/25/2025 (b) (h)	9,422	9,293
Series 2018-KF49, Class B, 4.26%, 6/25/2025 (b) (h)	147,239	142,650
Series 2017-K728, Class B, 3.77%, 11/25/2050 (b) (h)	190,000	186,221
Series 2017-K728, Class C, 3.77%, 11/25/2050 (b) (h)	105,000	102,017
GNMA Series 2017-23, IO, 0.62%, 5/16/2059 (h)	283,408	10,827
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.78%, 11/10/2045 ‡ (b) (h)	320,000	312,424
Series 2015-GC30, Class C, 4.20%, 5/10/2050 ‡ (h)	36,000	33,724
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.37%, 7/15/2048 ‡ (h)	62,000	55,932
Series 2015-C31, Class C, 4.77%, 8/15/2048 ‡ (h)	23,000	21,537
JPMDB Commercial Mortgage Securities Trust Series 2017-C7, Class C, 4.30%, 10/15/2050 (h)	19,509	17,587
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.52%, 12/15/2049 ‡ (h)	28,000	24,526
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (h)	134,898	59,558
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.21%, 2/15/2047 ‡ (h)	21,000	20,724
Series 2015-C24, Class C, 4.48%, 5/15/2048 ‡ (h)	36,000	33,828
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.49%, 11/14/2042 ‡ (h)	35,173	34,473
Series 2015-MS1, Class B, 4.16%, 5/15/2048 ‡ (h)	28,000	26,642
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 ‡ (h)	106,000	98,708
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (h)	91,104	88,954
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (b) (h)	106,056	100,740
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class C, 4.18%, 7/15/2048 ‡ (h)	23,000	20,253
Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡ (h)	59,000	53,937
Total Commercial Mortgage-Backed Securities (Cost $5,394,572)		4,955,418
Asset-Backed Securities — 1.4%
United States — 1.4%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (b)	107,911	105,794
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 ‡ (f)	66,342	63,930
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 3.36%, 1/25/2034 ‡ (h)	77,595	72,775
Drive Auto Receivables Trust Series 2018-3, Class D, 4.30%, 9/16/2024	25,229	25,235
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	31,446	31,447
Series 2019-1A, Class E, 4.94%, 2/17/2026 (b)	100,000	100,246
Exeter Automobile Receivables Trust Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	58,832	58,879
Flagship Credit Auto Trust Series 2017-4, Class D, 3.58%, 1/15/2024 (b)	119,548	119,533
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 ‡ (b)	670,000	665,402
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	147,697	147,502
Series 2019-1, Class A, 2.95%, 5/15/2028	44,513	37,927
Series 2020-1, Class B, 7.75%, 11/15/2028	39,644	39,020
Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (b)	580,000	540,453
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United States — continued
Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (b)	100,000	99,570
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 ‡ (b)	250,000	216,802
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (b)	150,000	142,102
Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	618,532
Structured Asset Investment Loan Trust
Series 2004-8, Class M3, 3.42%, 9/25/2034 ‡ (h)	7,386	7,377
Series 2005-HE3, Class M1, 3.16%, 9/25/2035 ‡ (h)	28,929	28,620
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	1,125,000	1,061,996
Total Asset-Backed Securities (Cost $4,379,075)		4,183,142
Collateralized Mortgage Obligations — 1.0%
United Kingdom — 0.0% ^
Brass NO 8 plc Series 8A, Class A1, 3.62%, 11/16/2066 (b) (h)	46,002	45,997
United States — 1.0%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	91,156	82,454
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	58,877	52,622
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	69,571	66,832
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	118,728	73,697
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 2.69%, 2/25/2037 (h)	14,347	14,020
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	42,727	22,749
FHLMC, REMIC
Series 2916, Class S, IF, IO, 4.86%, 1/15/2035 (h)	1,224,553	122,249
Series 4305, Class SK, IF, IO, 4.21%, 2/15/2044 (h)	421,456	59,122
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 4689, Class SD, IF, IO, 3.76%, 6/15/2047 (h)	285,811	42,099
Series 4714, Class SA, IF, IO, 3.76%, 8/15/2047 (h)	231,025	32,052
Series 5022, IO, 3.00%, 9/25/2050	424,934	60,617
Series 5023, Class MI, IO, 3.00%, 10/25/2050	764,948	137,088
Series 4839, Class WS, IF, IO, 3.71%, 8/15/2056 (h)	1,858,039	277,561
FNMA, Connecticut Avenue Securities Series 2018-C06, Class 2M2, 4.54%, 3/25/2031 (h)	18,498	18,534
FNMA, REMIC
Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	24,057	137
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	690,018	33,215
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	547,845	44,280
Series 2012-93, Class SE, IF, IO, 3.66%, 9/25/2042 (h)	87,061	10,760
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	89,407	13,740
Series 2012-133, Class NS, IF, IO, 3.71%, 12/25/2042 (h)	150,080	18,350
Series 2015-40, Class LS, IF, IO, 3.73%, 6/25/2045 (h)	215,909	26,362
Series 2016-75, Class SC, IF, IO, 3.66%, 10/25/2046 (h)	530,507	48,890
Series 2017-31, Class SG, IF, IO, 3.66%, 5/25/2047 (h)	729,251	96,169
Series 2017-39, Class ST, IF, IO, 3.66%, 5/25/2047 (h)	209,544	29,863
Series 2017-69, Class SH, IF, IO, 3.76%, 9/25/2047 (h)	327,579	47,205
Series 2019-42, Class SK, IF, IO, 3.61%, 8/25/2049 (h)	551,183	70,985
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (h)	85,914	3,874
GNMA
Series 2017-107, Class KS, IF, IO, 3.83%, 7/20/2047 (h)	191,354	22,369
Series 2019-42, Class SJ, IF, IO, 3.68%, 4/20/2049 (h)	432,220	53,812
Series 2015-H13, Class GI, IO, 1.48%, 4/20/2065 (h)	130,846	3,013
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	133

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
United States — continued
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 3.00%, 7/25/2029 (h)	42,650	40,592
PNMAC FMSR ISSUER TRUST Series 2018-GT2, Class A, 5.09%, 8/25/2025 (b) (h)	210,000	204,876
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 3.72%, 7/25/2034 (h)	12,873	12,517
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 (b) (h)	1,200,000	1,195,440
		3,038,145
Total Collateralized Mortgage Obligations (Cost $3,646,952)		3,084,142
Supranational — 0.3%
African Export-Import Bank (The), 5.25%, 10/11/2023 (a)	200,000	198,500
European Union, 0.10%, 10/4/2040 (a)	EUR 1,070,000	700,246
Total Supranational (Cost $1,416,442)		898,746
	SHARES
Common Stocks — 0.1%
United States — 0.1%
Chord Energy Corp.(Cost $41,321)	1,711	242,192
	NO. OF WARRANTS
Warrants — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *(Cost $—)	16	216
	SHARES
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (j) (k)(Cost $10,471,032)	10,471,032	10,471,032
Total Investments — 96.0% (Cost $337,250,678)		284,856,342
Other Assets Less Liabilities — 4.0%		11,891,600
NET ASSETS — 100.0%		296,747,942

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of August
31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NZD	New Zealand Dollar
OYJ	Public Limited Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	August 31, 2022

(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of August 31, 2022.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(i)	Defaulted security.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	28	09/15/2022	AUD	2,298,299	6,164
U.S. Treasury Ultra Bond	22	12/20/2022	USD	3,275,250	(5,779)
					385
Short Contracts
Euro-Bobl	(84)	09/08/2022	EUR	(10,381,455)	90,689
Euro-Bund	(29)	09/08/2022	EUR	(4,304,502)	84,336
U.S. Treasury 10 Year Ultra Note	(25)	12/20/2022	USD	(3,121,485)	26,791
U.S. Treasury Long Bond	(4)	12/20/2022	USD	(541,875)	4,460
U.S. Treasury 2 Year Note	(205)	12/30/2022	USD	(42,691,250)	18,374
U.S. Treasury 5 Year Note	(246)	12/30/2022	USD	(27,225,281)	77,492
					302,142
					302,527

Abbreviations
AUD	Australian Dollar
EUR	Euro
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	135

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of August 31, 2022:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	466,750	USD	467,571	BNP Paribas	9/6/2022	1,612
EUR	586,683	USD	582,617	HSBC Bank, NA	9/6/2022	7,124
EUR	463,104	USD	463,627	Royal Bank of Canada	9/6/2022	1,890
USD	98,336,070	EUR	95,943,353	BNP Paribas	9/6/2022	1,892,633
USD	3,196,435	EUR	3,125,715	HSBC Bank, NA	9/6/2022	54,426
USD	531,020	EUR	518,543	Merrill Lynch International	9/6/2022	9,774
USD	9,120,535	GBP	7,548,129	HSBC Bank, NA	9/6/2022	351,235
CNY	10,308,487	USD	1,489,429	Goldman Sachs International**	9/22/2022	6,707
CZK	17,967,572	EUR	727,226	BNP Paribas	9/22/2022	3,059
EUR	729,359	CHF	701,782	Goldman Sachs International	9/22/2022	14,859
EUR	708,818	HUF	282,676,663	Goldman Sachs International	9/22/2022	7,561
EUR	732,204	ILS	2,429,234	Barclays Bank plc	9/22/2022	6,800
EUR	725,480	ILS	2,418,170	BNP Paribas	9/22/2022	3,358
EUR	725,479	PLN	3,415,481	Barclays Bank plc	9/22/2022	5,743
EUR	412,634	USD	415,040	Royal Bank of Canada	9/22/2022	196
INR	117,721,885	USD	1,475,830	BNP Paribas**	9/22/2022	2,132
INR	118,505,144	USD	1,485,864	Citibank, NA**	9/22/2022	1,931
MXN	16,607,434	USD	816,642	Goldman Sachs International	9/22/2022	4,501
USD	328,351	AUD	470,949	Barclays Bank plc	9/22/2022	6,000
USD	1,798,274	AUD	2,589,975	HSBC Bank, NA	9/22/2022	25,508
USD	1,465,314	AUD	2,134,654	Royal Bank of Canada	9/22/2022	4,203
USD	26,485,193	AUD	37,224,477	State Street Corp.	9/22/2022	1,006,076
USD	8,476,085	BRL	43,860,786	Barclays Bank plc**	9/22/2022	86,857
USD	734,586	BRL	3,833,070	BNP Paribas**	9/22/2022	1,437
USD	15,504,080	CAD	19,779,175	BNP Paribas	9/22/2022	446,228
USD	1,462,367	CAD	1,902,295	Royal Bank of Canada	9/22/2022	14,153
USD	1,889,455	CAD	2,446,686	State Street Corp.	9/22/2022	26,797
USD	1,486,878	CNY	10,073,106	BNP Paribas**	9/22/2022	24,904
USD	3,566,396	CNY	24,029,619	HSBC Bank, NA**	9/22/2022	78,825
USD	2,256,755	COP	9,555,067,682	Goldman Sachs International**	9/22/2022	106,033
USD	10,929,812	EUR	10,587,883	BNP Paribas	9/22/2022	275,167
USD	1,439,799	IDR	21,129,772,745	BNP Paribas**	9/22/2022	18,484
USD	748,152	KRW	1,000,346,526	Citibank, NA**	9/22/2022	2,735
USD	3,335,723	KRW	4,369,849,791	Goldman Sachs International**	9/22/2022	79,490
USD	740,736	MXN	14,839,174	Citibank, NA	9/22/2022	7,024
USD	7,084,308	MXN	142,190,329	Goldman Sachs International	9/22/2022	53,807
USD	2,373,481	NZD	3,688,875	Citibank, NA	9/22/2022	116,552
USD	2,196,502	PHP	122,317,927	BNP Paribas**	9/22/2022	23,395
USD	82,031	PLN	383,436	HSBC Bank, NA	9/22/2022	717
USD	741,659	SGD	1,020,291	BNP Paribas	9/22/2022	11,491
USD	191,858	SGD	265,141	HSBC Bank, NA	9/22/2022	2,111
USD	733,545	ZAR	12,361,333	Citibank, NA	9/22/2022	13,205
USD	3,636,992	ZAR	59,215,468	HSBC Bank, NA	9/22/2022	186,291
EUR	506,729	USD	508,163	Goldman Sachs International	10/5/2022	2,217
USD	7,677,632	GBP	6,600,820	BNP Paribas	10/5/2022	4,489
Total unrealized appreciation						4,999,737
EUR	445,128	USD	453,388	BNP Paribas	9/6/2022	(5,940)
EUR	519,587	USD	531,104	Merrill Lynch International	9/6/2022	(8,809)
EUR	674,500	USD	687,886	Royal Bank of Canada	9/6/2022	(9,870)
GBP	209,116	USD	253,427	Barclays Bank plc	9/6/2022	(10,479)
GBP	738,192	USD	894,512	Royal Bank of Canada	9/6/2022	(36,891)
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	August 31, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	537,620	USD	369,766	Citibank, NA	9/22/2022	(1,780)
AUD	537,620	USD	370,976	Goldman Sachs International	9/22/2022	(2,990)
AUD	625,151	USD	430,799	HSBC Bank, NA	9/22/2022	(2,900)
AUD	515,574	USD	362,918	Merrill Lynch International	9/22/2022	(10,022)
BRL	3,750,194	USD	722,134	Citibank, NA**	9/22/2022	(4,837)
CHF	698,333	EUR	719,188	Barclays Bank plc	9/22/2022	(8,158)
CHF	722,840	EUR	738,107	BNP Paribas	9/22/2022	(2,086)
CHF	3,449	USD	3,624	Goldman Sachs International	9/22/2022	(90)
COP	3,196,263,686	USD	719,717	BNP Paribas**	9/22/2022	(280)
COP	6,448,829,041	USD	1,456,543	Goldman Sachs International**	9/22/2022	(4,995)
EUR	743,118	CZK	18,288,996	BNP Paribas	9/22/2022	(213)
EUR	752,160	HUF	305,452,031	BNP Paribas	9/22/2022	(5,685)
HUF	285,893,012	EUR	709,641	Goldman Sachs International	9/22/2022	(359)
IDR	11,075,694,026	USD	748,813	Barclays Bank plc**	9/22/2022	(3,795)
IDR	11,119,195,070	USD	749,171	BNP Paribas**	9/22/2022	(1,227)
IDR	11,058,789,412	USD	746,459	Goldman Sachs International**	9/22/2022	(2,578)
ILS	2,431,610	EUR	745,984	BNP Paribas	9/22/2022	(19,953)
ILS	2,476,953	EUR	739,722	Goldman Sachs International	9/22/2022	(25)
KRW	971,647,298	USD	750,214	Citibank, NA**	9/22/2022	(26,182)
MXN	14,967,972	USD	747,222	Citibank, NA	9/22/2022	(7,141)
MXN	31,549,684	USD	1,565,164	Goldman Sachs International	9/22/2022	(5,212)
MXN	29,808,251	USD	1,479,367	HSBC Bank, NA	9/22/2022	(5,519)
PLN	3,798,917	USD	829,980	HSBC Bank, NA	9/22/2022	(24,355)
SGD	1,285,431	USD	937,455	HSBC Bank, NA	9/22/2022	(17,540)
USD	734,063	CLP	701,047,977	Goldman Sachs International**	9/22/2022	(48,139)
USD	8,013	HUF	3,216,349	Merrill Lynch International	9/22/2022	(16)
USD	747,547	INR	59,564,513	BNP Paribas**	9/22/2022	(267)
USD	1,545,462	INR	123,531,757	Citibank, NA**	9/22/2022	(5,441)
USD	745,722	INR	59,564,510	Goldman Sachs International**	9/22/2022	(2,092)
USD	705,082	TRY	13,085,349	Goldman Sachs International	9/22/2022	(3,500)
USD	96,515,899	EUR	96,431,859	HSBC Bank, NA	10/5/2022	(610,732)
USD	2,223,576	EUR	2,233,689	State Street Corp.	10/5/2022	(26,207)
Total unrealized depreciation						(926,305)
Net unrealized appreciation						4,073,432

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	137

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of August 31, 2022:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Europe.Crossover.37-V1	5.00	Quarterly	6/20/2027	5.58	EUR 870,000	(2,548)	23,216	20,668

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared interest rate swap contracts outstanding as of August 31, 2022:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECIEVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
6 month EURIBOR semi-annually	(0.08) annually	Pay	12/21/2024	EUR 7,000,000	—	329,588
6 month EURIBOR semi-annually	1.83 annually	Pay	9/21/2027	EUR 20,000,000	—	422,710
					—	752,298
1 day TONAR annually	0.41 annually	Pay	3/31/2032	JPY 1,050,000,000	—	(26,107)
6 month EURIBOR semi-annually	(0.33) annually	Pay	4/13/2052	EUR 1,900,000	—	(332,915)
6 month EURIBOR semi-annually	1.90 annually	Pay	9/21/2052	EUR 4,250,000	—	(146,844)
					—	(505,866)
						246,432

(a)	Value of floating rate index at August 31, 2022 was as follows:

FLOATING RATE INDEX	VALUE
1 day TONAR	(0.03)%
6 Month EURIBOR	1.20

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Abbreviations
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
JPY	Japanese Yen
TONAR	Tokyo Overnight Average Rate
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	139

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 86.0% (a)
Alabama — 2.2%
Black Belt Energy Gas District, Gas Project Series E, 5.00%, 5/1/2053 (b)	1,750,000	1,858,967
Black Belt Energy Gas District, Gas Project No. 7 Series 2021C-1, Rev., 4.00%, 10/1/2052 (b)	100,000	100,177
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2052 (b)	150,000	149,123
Black Belt Energy Gas District, Gas Supply Series 2022, Subseries 2022D-1, LIQ : Royal Bank of Canada, 4.00%, 7/1/2052 (b)	1,250,000	1,268,680
City of Pell City, Warrants Series 2015A, GO, 5.00%, 2/1/2025	100,000	105,720
Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.38%, 6/16/2025 (b)	100,000	94,577
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	25,000	25,293
Southeast Energy Authority A Cooperative District Series 2022B-1, Rev., 5.00%, 8/1/2028 (b)	1,250,000	1,308,647
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	300,000	295,134
University of Alabama (The), Huntsville General Fee Series B-2, Rev., 5.00%, 9/1/2031	95,000	106,420
Total Alabama		5,312,738
Alaska — 0.2%
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, 5.00%, 10/1/2024	200,000	207,769
Alaska Municipal Bond Bank Authority
Series 3, 5.00%, 10/1/2025	20,000	20,925
Series 3, 5.00%, 12/1/2028	225,000	243,667
Total Alaska		472,361
Arizona — 1.5%
Arizona Board of Regents
Series 2020A, 5.00%, 7/1/2030	105,000	121,804
Series A, 5.00%, 7/1/2033	430,000	488,321
Arizona Industrial Development Authority, Academies of Math & Science Projects 5.00%, 7/1/2032 (c)	120,000	123,403
Arizona Industrial Development Authority, Cadence Campus Project
Series 2020A, 4.00%, 7/15/2030 (c)	120,000	115,570
Series 2020A, 4.00%, 7/15/2040 (c)	125,000	109,772
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series A, 5.00%, 11/1/2033	440,000	492,496
Series A, 5.00%, 11/1/2044	250,000	261,168
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, 5.00%, 1/1/2036	250,000	192,933
Arizona Industrial Development Authority, KIPP Nashville Project
Series A, 5.00%, 7/1/2028	225,000	238,556
Series A, 5.00%, 7/1/2029	235,000	249,855
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, 4.00%, 7/1/2051	125,000	104,626
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Series 2020A, 4.00%, 11/1/2038	200,000	192,711
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, 5.00%, 2/1/2031	150,000	168,677
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	250,000	246,648
City of Glendora, Waterworks Series 2022A, Rev., 5.00%, 7/1/2033	120,000	140,075
City of Mesa, Excise Tax Rev., 5.00%, 7/1/2031	75,000	86,394
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2017D, Rev., 5.00%, 7/1/2026	160,000	173,579
Maricopa County School District No. 3, Tempe Elementary, School Improvement, Project of 2016 Series 2017A, GO, 5.00%, 7/1/2027	30,000	33,256
Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	100,000	106,568
Total Arizona		3,646,412
Arkansas — 0.0% ^
City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	78,175
California — 9.8%
Azusa Unified School District, Election of 2014
Series 2022D, 5.00%, 8/1/2029	125,000	143,957
Series 2022D, 5.00%, 8/1/2032	175,000	203,673
Brentwood Infrastructure Financing Authority, Civic Center Project 5.00%, 10/1/2025	45,000	48,166
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California Community Choice Financing Authority, Green Bond Series 2022-A-1, 4.00%, 5/1/2053 (b)	1,780,000	1,810,806
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2 4.00%, 6/1/2027 (c)	260,000	256,779
California Health Facilities Financing Authority, Kaiser Permanente Series 2006C, 5.00%, 6/1/2041 (b)	300,000	347,044
California Health Facilities Financing Authority, On Lok Senior Health Service
3.00%, 8/1/2023	100,000	99,757
5.00%, 8/1/2040	100,000	105,124
California Municipal Finance Authority, Community Health System Series 2021A, 5.00%, 2/1/2033	800,000	882,812
California Municipal Finance Authority, San Antonio Gardens Project 5.00%, 11/15/2039	150,000	154,840
California Public Finance Authority, Enso Village Project Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	200,000	181,843
California School Finance Authority, Kipp SoCal Public Schools Series A, 5.00%, 7/1/2039 (c)	500,000	514,951
California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, 5.00%, 4/1/2030	150,000	168,169
California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project
4.00%, 11/1/2027	60,000	63,556
4.00%, 11/1/2029	145,000	155,749
Chula Vista Municipal Financing Authority 4.00%, 5/1/2026	180,000	189,135
City of Aliso Viejo 4.00%, 11/1/2028	175,000	187,791
City of Los Angeles Department of Airports, International Airport Senior Series A, Rev., AMT, 5.00%, 5/15/2033	100,000	104,066
City of Los Angeles Department of Airports, International Airport Subordinate Series 2019E, Rev., AMT, 5.00%, 5/15/2026	10,000	10,922
City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	74,895
City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	92,643
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
County of San Joaquin, County Administration Building Project COP, AGM, 5.00%, 11/15/2027	150,000	168,525
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (c)	255,000	197,855
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments 5.00%, 9/1/2037 (c)	100,000	95,036
El Monte City School District, Election of 2014 Series A, GO, 5.00%, 8/1/2025	55,000	58,766
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2018A-1, Rev., 5.00%, 6/1/2028 (d)	250,000	283,658
Hermosa Beach City School District, Election of 2016 Series 2016A, GO, 4.00%, 8/1/2023	15,000	15,228
Indian Wells Financing Authority, Solar and Infrastructure Project
Rev., 5.00%, 4/1/2029	150,000	170,384
Rev., 5.00%, 4/1/2031	160,000	186,003
Indio Finance Authority
Series A, Rev., 5.00%, 11/1/2027	275,000	303,694
Series A, Rev., 5.00%, 11/1/2028	275,000	307,140
Series A, Rev., 5.00%, 11/1/2029	325,000	367,117
Series A, Rev., 5.00%, 11/1/2030	400,000	455,231
Series A, Rev., 5.00%, 11/1/2034	200,000	225,004
Los Angeles Department of Water and Power, Power System Series 2022A, Rev., 5.00%, 7/1/2030	235,000	275,138
Los Angeles Department of Water and Power, Water System Series A, Subseries A-2, Rev., VRDO, LIQ : Barclays Bank plc, 0.85%, 9/1/2022 (b)	3,000,000	3,000,000
Los Angeles Unified School District Series 2021A, GO, 5.00%, 7/1/2030	350,000	410,322
Ontario Public Financing Authority, Civic Center Improvements Series 2022A, Rev., AGM, 5.00%, 11/1/2033	140,000	159,965
Orange County Community Facilities District No. 2021-1, Rienda Series A, Rev., 5.00%, 8/15/2037 (e)	500,000	531,847
Petaluma Public Financing Authority, Road Improvement Projects Rev., 5.00%, 5/1/2026	150,000	163,031
Redding Joint Powers Financing Authority Series 2019A, Rev., 5.00%, 4/1/2026	150,000	162,807
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	141

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
River Islands Public Financing Authority, Facilities District No. 2003
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2029	210,000	235,559
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2030	330,000	373,129
Salinas Union High School District Series A, GO, 4.00%, 8/1/2047	1,000,000	947,888
San Diego Redevelopment Agency Successor Agency Series A, Rev., 5.00%, 9/1/2023	130,000	133,363
San Dieguito Union High School District, Election of 2012 Series A-2, GO, 5.00%, 8/1/2024	150,000	153,800
San Francisco Bay Area Rapid Transit District Series C-1, GO, 4.00%, 8/1/2035	135,000	141,619
San Francisco City and County Airport Commission, San Francisco International Airport Series 2016A, Rev., 5.00%, 5/1/2026	95,000	103,671
San Francisco City and County Public Utilities Commission Wastewater System Series B, Rev., 5.00%, 10/1/2034	2,000,000	2,362,473
San Jose Evergreen Community College District Series A, GO, 5.00%, 9/1/2022	100,000	100,000
San Ramon Valley Fire Protection District, Public Safety Complex and Fire Training Facility Projects COP, 4.00%, 8/1/2032	125,000	134,222
Sanger Unified School District
COP, AGM, 5.00%, 6/1/2034	400,000	451,551
COP, AGM, 5.00%, 6/1/2035	425,000	477,349
Santa Cruz County Capital Financing Authority Series 2020A, Rev., 4.00%, 6/1/2025	100,000	104,106
Sierra View Local Health Care District Rev., 4.00%, 7/1/2023	165,000	166,487
Solano Irrigation District, Water COP, 4.00%, 8/1/2031	285,000	298,791
South San Francisco Public Facilities Financing Authority, Community Civic Campus and Multiple Series 2021A, Rev., 4.00%, 6/1/2029	220,000	236,968
South San Francisco Public Facilities Financing Authority, Multiple Capital Project Series 2022A, Rev., 5.00%, 6/1/2029	270,000	310,582
State of California, Various Purpose 5.00%, 11/1/2032	335,000	388,734
Tobacco Securitization Authority of Northern California Series 2021A, Class 1, Rev., 5.00%, 6/1/2032	110,000	120,975
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Tracy Public Financing Authority, Legacy Fields Series 2022A, Rev., 5.00%, 11/1/2036	1,035,000	1,161,595
University of California Series 2018AZ, Rev., 4.00%, 5/15/2029	130,000	140,501
Vallecito Union School District Series A, GO, 5.00%, 8/1/2031	595,000	685,924
West Hills Community College District GO, AGM, 5.00%, 8/1/2026	120,000	130,067
Yucaipa Valley Water District Financing Authority, Water & Sewer Revenue Series A, Rev., 5.00%, 9/1/2034	500,000	574,225
Total California		23,267,008
Colorado — 3.6%
Board of Water Commissioners City & County of Denver (The) Series B, Rev., 4.00%, 9/15/2034	2,015,000	2,121,031
City and County of Denver Series 2020B, GO, 5.00%, 8/1/2029	220,000	254,721
City and County of Denver, Airport System
Series A, Rev., AMT, 5.00%, 12/1/2035	505,000	531,659
Series A, Rev., AMT, 5.50%, 11/15/2042	1,500,000	1,644,401
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2036	85,000	77,143
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project 5.00%, 2/1/2051 (c)	150,000	133,760
Colorado Health Facilities Authority, Tax Exempt, Aberdeen Ridge Series 2021B-3, 2.13%, 5/15/2028	295,000	277,109
Colorado Higher Education, Capital Construction, Lease Purchase Financing Program
Series 2014A, 5.00%, 11/1/2025	10,000	10,788
4.00%, 9/1/2034	335,000	349,883
County of Adams
5.00%, 12/1/2023	60,000	61,902
5.00%, 12/1/2024	150,000	158,176
Dominion Water and Sanitation District Rev., 5.00%, 12/1/2027 (e)	500,000	499,960
Regional Transportation District, Denver Transit Partners
Rev., 5.00%, 7/15/2029	130,000	140,187
Rev., 5.00%, 1/15/2030	170,000	183,534
Rev., 5.00%, 7/15/2030	115,000	124,388
Rev., 5.00%, 1/15/2031	250,000	270,719
Rev., 4.00%, 7/15/2036	185,000	179,915
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	250,682
State of Colorado Series S, 4.00%, 3/15/2037	1,000,000	1,011,304
STC Metropolitan District No. 2, Limited Tax Improvement Series 2019A, GO, 5.00%, 12/1/2038	300,000	293,477
University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2026	40,000	43,654
Total Colorado		8,618,393
Connecticut — 0.2%
Metropolitan District (The) Series 2021A, GO, 5.00%, 9/1/2030	200,000	233,683
State of Connecticut Series A, 5.00%, 4/15/2033	135,000	146,780
State of Connecticut, Special Tax Transportation Infrastructure Purposes Series B, 5.00%, 8/1/2023	75,000	76,771
Total Connecticut		457,234
Delaware — 0.5%
Delaware State Economic Development Authority, Newark Charter School, Inc., Project
Rev., 4.00%, 9/1/2025	100,000	101,107
Rev., 4.00%, 9/1/2026	140,000	141,622
Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041	1,000,000	979,910
Total Delaware		1,222,639
District of Columbia — 2.7%
District of Columbia Series D, GO, 5.00%, 2/1/2033	2,300,000	2,649,346
District of Columbia, Income Tax Series 2019A, Rev., 5.00%, 3/1/2029	100,000	114,660
District of Columbia, International School
Rev., 5.00%, 7/1/2028	115,000	119,913
Rev., 5.00%, 7/1/2039	125,000	126,101
District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	100,000	93,960
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series B, Rev., 5.00%, 10/1/2025	65,000	70,033
Metropolitan Washington Airports Authority Aviation
Series A, Rev., AMT, 5.00%, 10/1/2028	2,000,000	2,189,454
Series A, Rev., AMT, 5.00%, 10/1/2031	1,000,000	1,108,101
Total District of Columbia		6,471,568
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — 3.3%
Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, 4.00%, 10/1/2041 (c)	100,000	80,935
City of Cape Coral, Florida Special Obligation 5.00%, 10/1/2024	110,000	115,408
City of Cape Coral, Water & Sewer 5.00%, 10/1/2022	25,000	25,053
City of Jacksonville
Series 2022A, Rev., 5.00%, 10/1/2031	250,000	290,910
Series 2022A, Rev., 5.00%, 10/1/2032	200,000	233,951
City of Kissimmee Rev., 4.00%, 10/1/2025	170,000	177,147
City of Lakeland, Lakeland Regional Health Systems Rev., 5.00%, 11/15/2023	40,000	41,056
City of Miami Beach, Water & Sewer Rev., 5.00%, 9/1/2033	25,000	27,508
City of Orlando, Capital Improvement
Series D, Rev., 5.00%, 10/1/2022	75,000	75,168
Series B, Rev., 5.00%, 10/1/2024	60,000	63,162
City of Pompano Beach, John Knox Village Project Rev., 3.50%, 9/1/2030	200,000	187,460
City of Tampa, H. Lee Moffitt Cancer Center Project Series 2016B, Rev., 5.00%, 7/1/2024	35,000	36,269
County of Broward, Port Facilities Series 2019A, 5.00%, 9/1/2030	50,000	56,104
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	40,000	42,125
County of Lee, Airport Series 2021A, Rev., AMT, 5.00%, 10/1/2031	400,000	441,609
County of Miami-Dade, Jackson Health System Series 2015A, Rev., 5.00%, 6/1/2025	140,000	149,253
County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2024	30,000	31,562
County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	10,156
County of Palm Beach, Palm Beach Atlantic University
Rev., 5.00%, 4/1/2029 (c)	100,000	100,218
Rev., 5.00%, 4/1/2039 (c)	100,000	96,286
County of Seminole, Special Obligation Rev., 4.00%, 10/1/2024	90,000	92,921
East Central Regional Wastewater Treatment Facilities Operation Board, Biosolids Project Rev., 5.00%, 10/1/2024	30,000	31,562
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2032	250,000	277,811
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	143

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Florida Department of Children and Families, Evaluation Treatment Center Financing Corp. Project Series 2021B, COP, 5.00%, 10/1/2028	210,000	238,059
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2022A-1, Rev., 4.00%, 7/1/2031	175,000	170,123
Rev., 4.00%, 7/1/2035	325,000	298,230
Series 2022A-1, Rev., 5.00%, 7/1/2042	215,000	215,444
Florida Development Finance Corp., IDEA Florida, Inc. Series 2022, Rev., 5.25%, 6/15/2029 (c)	150,000	149,227
Florida Development Finance Corp., The Glenridge on Palmer Ranch Project Rev., 3.00%, 6/1/2023	115,000	113,584
Florida Municipal Loan Council, Village of Palmetto Bay Series 2021A, Rev., 4.00%, 10/1/2028	75,000	79,744
Florida Municipal Power Agency, All-Requirements Power Supply Project Series 2016A, Rev., 5.00%, 10/1/2024	130,000	136,499
Florida State Board of Governors, University of Florida Mandatory Student Fee Series 2021A, Rev., AGM, 5.00%, 11/1/2028	100,000	112,167
Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025	45,000	46,852
Orange County School Board Series 2015D, COP, 5.00%, 8/1/2025	25,000	26,726
Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Rev., 5.00%, 11/15/2032	240,000	250,887
Palm Beach County Health Facilities Authority, Jupiter Medical Center Series A, Rev., 5.00%, 11/1/2030	100,000	107,883
Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	125,000	129,228
Reedy Creek Improvement District, Ad Valorem Tax Series 2016-A, GO, 5.00%, 6/1/2026	50,000	54,362
School District of Broward County Series A, 5.00%, 7/1/2028	2,000,000	2,250,464
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2036 (c)	155,000	139,110
State of Florida Board of Education, Public Education Capital Outlay
Series B, GO, 5.00%, 6/1/2024	30,000	31,370
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series B, GO, 5.00%, 6/1/2026	20,000	21,857
Series B, GO, 5.00%, 6/1/2031	75,000	82,579
State of Florida Department of Transportation, Indirect Garvee Series 2021A, Rev., 5.00%, 7/1/2023	155,000	158,225
State of Florida, State Board of Education, Lottery Series 2016A, Rev., 5.00%, 7/1/2026	75,000	81,909
Tampa Bay Water, Regional Water Supply Authority, Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	58,903
Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	44,877
Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	10,777
University of Florida Department of Housing & Residence Education Hsg Sys Rev Series 2021A, Rev., 5.00%, 7/1/2026	125,000	135,989
Total Florida		7,828,709
Georgia — 2.4%
City of Atlanta Airport Passenger Facility Charge, Sub Lien Series 2019D, 4.00%, 7/1/2037	2,350,000	2,271,008
Clayton County Development Authority, Clayton State University 5.00%, 7/1/2034	225,000	253,754
County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026	25,000	27,736
Georgia Ports Authority Series 2022, Rev., 4.00%, 7/1/2052	300,000	284,783
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2037	255,000	238,123
Lee County School District Series 2022, GO, 5.00%, 2/1/2028	315,000	354,875
Main Street Natural Gas, Inc., Gas Supply
Series 2021A, Rev., 4.00%, 9/1/2027 (b)	580,000	589,111
Series B, Rev., 5.00%, 6/1/2029 (b)	1,500,000	1,574,882
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series 2017D, Rev., 4.00%, 7/1/2028	35,000	37,282
Total Georgia		5,631,554
Hawaii — 0.1%
City and County of Honolulu Series D, GO, 5.00%, 9/1/2032	45,000	49,595
State of Hawaii
Series EE, GO, 5.00%, 11/1/2022 (d)	15,000	15,068
Series EP, GO, 5.00%, 8/1/2023	40,000	40,948
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Hawaii — continued
Series FK, GO, 5.00%, 5/1/2033	30,000	32,657
State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	27,284
Total Hawaii		165,552
Idaho — 0.3%
Idaho Health Facilities Authority, St. Luke's Health System Series 2021A, Rev., 5.00%, 3/1/2029	35,000	39,051
Idaho Housing and Finance Association, Transportation Expansion and Congestion Mitigation Fund Series 2022A, Rev., 5.00%, 8/15/2035	500,000	575,961
Total Idaho		615,012
Illinois — 6.3%
Champaign County Community Unit School District No. 4 Champaign, School Building 5.00%, 1/1/2027	45,000	48,662
Chicago O'Hare International Airport, General Airport, Senior Lien
Series 2020B, 5.00%, 1/1/2024	210,000	216,889
Series 2017B, 5.00%, 1/1/2034	40,000	42,780
Chicago O'Hare International Airport, Senior Lien Series 2020A, 5.00%, 1/1/2034	200,000	222,316
City of Decatur GO, 5.00%, 3/1/2027	130,000	140,586
City of Hilliard GO, 4.00%, 12/30/2028	35,000	37,600
Cook County School District No., 87 Berkeley AGM, 4.00%, 12/1/2030	35,000	37,364
County of Lake, Sales Tax GO, 4.00%, 11/30/2027	100,000	105,772
Illinois Finance Authority, Clark-Lindsey Village Series A, Rev., 5.13%, 6/1/2032	185,000	183,516
Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	38,081
Illinois Finance Authority, Lake Forest College
Series A, Rev., 5.00%, 10/1/2029	320,000	331,539
Series A, Rev., 5.00%, 10/1/2030	205,000	211,358
Series A, Rev., 5.00%, 10/1/2031	235,000	240,262
Illinois Finance Authority, Smith Crossing Rev., 4.00%, 10/15/2028	350,000	338,714
Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2024	135,000	135,583
Illinois Finance Authority, Unitypoint Health Series 2016D, Rev., 5.00%, 2/15/2024	115,000	119,140
Illinois State Toll Highway Authority
Series D, Rev., 5.00%, 1/1/2024	25,000	25,827
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series 2019A, Rev., 5.00%, 1/1/2036	250,000	274,874
Kane McHenry Cook and De Kalb Counties Unit School District No. 300 GO, 5.00%, 1/1/2024	35,000	36,153
Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	25,000	27,485
Lake County Community Consolidated School District No. 3 Beach Park GO, AGM, 4.00%, 2/1/2032	175,000	184,971
Lake County Forest Preserve District GO, 5.00%, 12/15/2028	165,000	186,246
McLean and Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	81,203
Metropolitan Water Reclamation District of Greater Chicago, Limited Tax Series 2021C, 5.00%, 12/1/2023	20,000	20,572
Northern Illinois University, Auxiliary Facilities System Series 2020B, Rev., 5.00%, 4/1/2034	200,000	218,823
Northern Illinois University, Board of Trustees, Auxiliary Facilities System
Rev., 5.00%, 10/1/2029	300,000	333,339
Rev., 5.00%, 10/1/2030	325,000	363,736
Peoria Tazewell Etc Counties Community College District No. 514 GO, 4.00%, 12/1/2023	35,000	35,713
Southern Illinois University
Series A, Rev., 5.00%, 4/1/2029	675,000	737,373
Series A, Rev., 5.00%, 4/1/2030	800,000	876,022
Series A, Rev., 5.00%, 4/1/2031	575,000	630,346
Series A, Rev., 5.00%, 4/1/2032	510,000	556,698
Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 5.00%, 4/15/2030	625,000	714,068
State of Illinois
GO, 5.00%, 4/1/2024	30,000	30,817
Series 2018A, GO, 5.00%, 10/1/2024	30,000	31,018
Series 2017D, GO, 5.00%, 11/1/2025	2,550,000	2,672,074
Series 2022A, GO, 5.00%, 3/1/2029	500,000	539,931
Series B, GO, 5.00%, 10/1/2029	2,000,000	2,144,858
GO, 4.00%, 6/1/2032	1,000,000	994,364
University of Illinois Series 2021A, Rev., 5.00%, 4/1/2029	450,000	506,247
Village of Bolingbrook Series 2018A, AGM, 5.00%, 1/1/2033	125,000	138,449
Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	27,448
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	145

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Village of Wilmette Series 2020B, GO, 5.00%, 12/1/2026	140,000	154,322
Will & Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,057
Total Illinois		15,003,196
Indiana — 1.3%
Adams Central Elementary School Building Corp., Ad Valorem Property Tax First Mortgage 5.00%, 1/15/2027	20,000	21,866
Ball State University, Student Fee Series R, 5.00%, 7/1/2024	35,000	36,562
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (c)	250,000	196,020
City of Valparaiso Rev., 5.38%, 12/1/2041 (c)	200,000	158,416
Decatur County, Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	277,789
Indiana Finance Authority Series C, Rev., 5.00%, 12/1/2025	35,000	37,747
Indiana Finance Authority, DePauw University Project Series A, Rev., 5.00%, 7/1/2031	730,000	803,014
Indiana Finance Authority, Educational Facilities, Valparaiso University Project Rev., 4.00%, 10/1/2035	215,000	208,610
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group Series 2017C, Rev., 4.00%, 11/1/2034	115,000	114,938
Indiana Finance Authority, Parkview Health System, Inc. Series 2017A, Rev., 5.00%, 11/1/2023	50,000	51,425
Indiana Finance Authority, Rose-Hulman Institute of Technology Project Rev., 5.00%, 6/1/2030	200,000	223,637
Indiana State University, Housing and Dining System
Rev., 5.00%, 4/1/2028	120,000	133,917
Rev., 5.00%, 4/1/2031	75,000	81,705
Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	10,000	10,018
Indiana University, Student Fee Series Y, Rev., 5.00%, 8/1/2028	25,000	27,799
IPS Multi-School Building Corp., Indiana Unlimited Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2029	50,000	56,240
Monroe County Community School Corp. GO, 5.00%, 7/15/2027	250,000	276,141
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Perry Township Multi School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2025	35,000	37,321
Wheeler-Union Township School Building Corp. Rev., 4.00%, 7/15/2034	400,000	413,901
Total Indiana		3,167,066
Iowa — 0.1%
City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	36,587
Des Moines Independent Community School District, Sales Services and Use Tax Rev., 5.00%, 6/1/2028	175,000	197,062
Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2027	30,000	33,557
Total Iowa		267,206
Kansas — 0.2%
City of Manhattan, Meadowlark Hills Series 2022B-2, Rev., 2.38%, 6/1/2027	200,000	183,377
Johnson County Community College Foundation, Inc. COP, 5.00%, 10/1/2024	105,000	110,555
Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	52,904
Kansas Development Finance Authority, AdventHealth Obligated Project Series 2021B, Rev., 5.00%, 11/15/2031 (b)	200,000	226,239
Total Kansas		573,075
Kentucky — 1.2%
City of Hermiston
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (c)	130,000	127,678
Series 2022A, Rev., AMT, 4.45%, 1/1/2042 (c)	165,000	163,093
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, 3.70%, 8/1/2027	500,000	501,183
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	177,387
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2030 (b)	1,815,000	1,799,978
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	65,000	63,212
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — continued
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System
Series B, Rev., 5.00%, 5/15/2024	25,000	26,110
Series A, Rev., 5.00%, 5/15/2027	40,000	43,935
Total Kentucky		2,902,576
Louisiana — 0.4%
City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032	200,000	222,078
Louisiana Local Government Environmental Facilities and Community Development Authority, Calcasieu Parish Projects Rev., 5.00%, 12/1/2030	250,000	281,136
Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2031 (c)	245,000	230,951
Louisiana Public Facilities Authority, Tulane University Project Series 2020A, Rev., 5.00%, 4/1/2029	220,000	243,332
State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	31,601
Total Louisiana		1,009,098
Maine — 0.1%
Maine Health and Higher Educational Facilities Authority
Series 2020A, Rev., 5.00%, 7/1/2023 (d)	70,690	72,184
Series 2020A, Rev., 5.00%, 7/1/2023	54,310	55,341
Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	79,104
Total Maine		206,629
Maryland — 2.3%
County of Howard, Consolidated Public Improvement Series 2022B, GO, 5.00%, 8/15/2030	160,000	187,852
County of Montgomery, Consolidated Public Improvement Series A, GO, 5.00%, 8/1/2031	2,000,000	2,372,540
County of St. Mary's, Public Improvement GO, 4.00%, 7/15/2027	70,000	74,901
Maryland Economic Development Corp., Bowie State University Project Rev., 4.00%, 7/1/2040	200,000	184,122
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Rev., 5.00%, 6/1/2033	200,000	210,797
Rev., 4.00%, 6/1/2046	250,000	217,633
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
State of Maryland, Department of Transportation Rev., 5.00%, 9/1/2026	75,000	82,373
State of Maryland, State and Local Facilities Loan of 2017 Series 2017A, GO, 5.00%, 8/1/2025	45,000	48,344
State of Maryland, State and Local Facilities Loan of 2020 Series 2020A, GO, 5.00%, 8/1/2035	300,000	342,585
State of Maryland, State and Local Facilities Loan of 2021 Series A, GO, 5.00%, 3/1/2031	400,000	472,644
State of Maryland, State and Local Facilities Loan of 2022 Series A, GO, 5.00%, 6/1/2033	1,000,000	1,186,155
Total Maryland		5,379,946
Massachusetts — 0.4%
City of Boston Series 2017A, 5.00%, 4/1/2025	10,000	10,664
Commonwealth of Massachusetts Series C, GO, 5.00%, 10/1/2026	25,000	27,495
Massachusetts Development Finance Agency, Milford Regional Medical Center Series G, Rev., 5.00%, 7/15/2037 (c)	245,000	247,228
Massachusetts Development Finance Agency, Salem Community Corp. Rev., 5.00%, 1/1/2030	235,000	234,984
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2035	200,000	216,910
Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 5.00%, 10/1/2030	175,000	195,201
Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	49,687
Town of Hopkinton, Municipal Purpose Loan GO, 5.00%, 11/15/2024	30,000	31,710
Total Massachusetts		1,013,879
Michigan — 0.3%
Berrien Springs Public Schools, School Building & Site, Unlimited Tax Q-SBLF, 5.00%, 5/1/2030	250,000	286,412
Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Rev., 5.00%, 7/1/2026	175,000	189,321
Michigan Finance Authority, Lawrence Technological University Series 2022, Rev., 4.00%, 2/1/2032	95,000	90,496
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	147

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	26,946
Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2031	25,000	28,491
Total Michigan		621,666
Minnesota — 1.5%
City of Mankato
Series B, GO, 5.00%, 2/1/2027	750,000	827,553
Series B, GO, 5.00%, 2/1/2029	755,000	859,514
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 5.00%, 11/15/2033	180,000	193,924
City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project Series 2021A, Rev., 4.00%, 7/1/2031	175,000	164,049
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2024	100,000	98,734
Minnesota Municipal Gas Agency Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 6/1/2027	1,000,000	1,021,063
State of Minnesota, Various Purpose Series A, GO, 5.00%, 8/1/2030	350,000	407,196
University of Minnesota Series B, Rev., 5.00%, 12/1/2025	15,000	16,201
Total Minnesota		3,588,234
Mississippi — 2.3%
County of Jackson, Pollution Control, Chevron USA, Inc. Project Series 1993, Rev., VRDO, 0.95%, 9/1/2022 (b)	5,000,000	5,000,000
Mississippi Development Bank, Ranking County Project Rev., 5.00%, 3/1/2026	205,000	222,409
Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	37,315
State of Mississippi
Series 2015F, GO, 5.00%, 11/1/2025 (d)	35,000	37,768
Series B, GO, 5.00%, 12/1/2025	20,000	21,615
Series 2018A, GO, 5.00%, 11/1/2026 (d)	60,000	66,126
University of Mississippi Educational Building Corp., Facilities Refinancing Project Series 2016A, Rev., 5.00%, 10/1/2030	40,000	43,360
Total Mississippi		5,428,593
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — 0.8%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combined Lien 5.00%, 10/1/2023	280,000	287,308
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project AGM, 5.25%, 7/1/2024	40,000	41,904
City of Excelsior Springs Series 2020B, COP, 4.00%, 3/1/2030	115,000	123,126
City of Kansas City, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033	25,000	27,482
Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	218,485
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2028	180,000	199,549
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	173,284
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc. Rev., 5.00%, 11/15/2029	300,000	321,188
Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2026	200,000	209,006
Industrial Development Authority of the City of St. Louis Missouri, Innovation District Series 2022, Rev., 5.00%, 5/15/2041	285,000	288,214
Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027	45,000	50,021
Missouri Development Finance Board, Fulton State Hospital Project Rev., 5.00%, 10/1/2025	25,000	26,323
Total Missouri		1,965,890
Montana — 0.0% ^
County of Missoula GO, 4.00%, 7/1/2025	50,000	52,112
Nebraska — 0.5%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, 5.00%, 9/1/2030	320,000	344,912
City of Lincoln, Electric System
Rev., 5.00%, 9/1/2026	85,000	92,983
Rev., 5.00%, 9/1/2028	50,000	55,389
City of Omaha, Sanitary Sewerage System Rev., 5.00%, 4/1/2027	50,000	54,323
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — continued
Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group Series 2019A, Rev., 4.00%, 1/1/2033	250,000	251,356
Omaha Public Power District, Electric System
Series B, Rev., 5.00%, 2/1/2025	20,000	20,977
Series 2016A, Rev., 5.00%, 2/1/2026	40,000	43,401
Series 2016A, Rev., 5.00%, 2/1/2027	30,000	32,541
Public Power Generation Agency, Whelan Energy Center Unit 2 Series 2015A, Rev., 5.00%, 1/1/2024	155,000	159,858
University of Nebraska Facilities Corp., UNMC Global Center Project Rev., 5.00%, 12/15/2025	35,000	37,801
Total Nebraska		1,093,541
Nevada — 0.3%
City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (c)	40,000	38,860
Clark County School District, Limited Tax
Series 2018A, 5.00%, 6/15/2032	95,000	104,426
Series 2018A, 4.00%, 6/15/2035	90,000	92,436
County of Clark, Indexed Fuel Tax and Subordinate Motor Vehicle Fuel Tax 5.00%, 7/1/2028	25,000	27,629
County of Clark, Limited Tax Series 2018B, 5.00%, 12/1/2027	120,000	134,487
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, 5.00%, 7/1/2033	155,000	171,790
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	55,259
Total Nevada		624,887
New Hampshire — 0.1%
New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2025	290,000	290,948
New Jersey — 1.5%
Bergen County Improvement Authority (The), New Bridge Medical Center Series 2022, GTD, 5.00%, 8/1/2037	1,000,000	1,142,845
City of New Brunswick GO, 4.00%, 3/15/2024	10,000	10,247
New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2028	260,000	277,166
New Jersey Transportation Trust Fund Authority Series 2020AA, Rev., 4.00%, 6/15/2035	130,000	127,243
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Transportation Trust Fund Authority, Transportation System Series 2018A, Rev., 4.00%, 12/15/2031	250,000	254,321
New Jersey Turnpike Authority Series D, Rev., 5.00%, 1/1/2028	200,000	216,901
Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.00%, 6/15/2025	10,000	10,670
State of New Jersey, COVID-19 Emergency Bonds GO, 5.00%, 6/1/2028	1,000,000	1,118,142
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	265,000	286,997
Total New Jersey		3,444,532
New Mexico — 0.3%
City of Albuquerque Series 2016A, 5.00%, 7/1/2023	75,000	76,673
City of Albuquerque, Gross Receipts Tax Series 2015A, 5.00%, 7/1/2026	240,000	256,526
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016E, Rev., 5.00%, 6/1/2024	25,000	26,120
New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027	100,000	111,380
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025	25,000	26,748
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2024	305,000	316,899
Total New Mexico		814,346
New York — 10.6%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc. 3.50%, 7/1/2026	210,000	203,683
Build NYC Resource Corp., Grand Concourse Academy Charter School Series 2022A, 5.00%, 7/1/2032	100,000	105,458
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, 4.00%, 6/15/2041	100,000	87,570
Series 2021A, 4.00%, 6/15/2051	150,000	123,080
City of New York, Fiscal Year 2013
Series 2013J, GO, 5.00%, 8/1/2023	40,000	40,963
Series I, GO, 5.00%, 8/1/2023	25,000	25,602
City of New York, Fiscal Year 2014 Series 2014E, GO, 5.00%, 8/1/2027	35,000	35,788
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	149

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
City of New York, Fiscal Year 2018 Series 2018F-1, GO, 5.00%, 4/1/2033	105,000	115,766
City of New York, Fiscal Year 2019 Series 2019E, GO, 5.00%, 8/1/2033	100,000	110,261
City of New York, Fiscal Year 2020 Series 2020C-1, GO, 5.00%, 8/1/2033	160,000	179,440
City of New York, Fiscal Year 2021
Series 2021A-1, GO, 5.00%, 8/1/2031	185,000	211,158
Series 2021-1, GO, 5.00%, 4/1/2033	235,000	265,558
Series F, Subseries F-1, GO, 5.00%, 3/1/2037	1,000,000	1,095,676
City of New York, Fiscal Year 2022 Series 2022B-1, GO, 5.00%, 8/1/2033	1,650,000	1,881,547
County of Erie, Public Improvement Series 2019A, GO, 5.00%, 9/15/2025	25,000	26,932
County of Onondaga GO, 5.00%, 3/15/2026	20,000	20,796
Dutchess County Local Development Corp., The Culinary Institute of America Project Rev., 5.00%, 7/1/2025	100,000	104,539
Erie County Water Authority Rev., 5.00%, 12/1/2027	30,000	33,146
Falconer Central School District GO, 4.00%, 12/15/2034	1,270,000	1,307,953
Longwood Central School District, Suffolk County GO, 5.00%, 6/15/2025	175,000	187,455
Metropolitan Transportation Authority, Dedicated Tax Fund Series 2016A, Rev., 5.00%, 11/15/2023	315,000	325,028
Monroe County Industrial Development Corp., Rochester Schools Modernization Project Rev., 5.00%, 5/1/2030	80,000	84,752
New York City Municipal Water Finance Authority, Water And Sewer System Subseries 2012A-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 1.03%, 9/1/2022 (b)	3,000,000	3,000,000
New York City Transitional Finance Authority Building Aid Series S-1, Subseries S-1A, Rev., 5.00%, 7/15/2035	800,000	904,248
New York City Transitional Finance Authority Building Aid, Subordinate
Rev., 5.00%, 7/15/2025 (d)	45,000	48,140
Rev., 5.00%, 7/15/2025	5,000	5,323
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series 2018S-4A, Rev., 5.00%, 7/15/2033	105,000	116,442
New York City Transitional Finance Authority, Future Tax Secured Subseries A-2, Rev., 5.00%, 5/1/2039	265,000	286,211
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series C, Rev., 5.00%, 11/1/2022	25,000	25,116
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017
Series E, Subseries E-1, Rev., 5.00%, 2/1/2030	150,000	163,310
Series 2017F-1, Rev., 5.00%, 5/1/2030	550,000	601,419
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	27,428
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013 Series 2013G, Rev., 5.00%, 11/1/2026	30,000	30,496
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2022 Series 2022F, Rev., 5.00%, 2/1/2036	525,000	587,247
New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	27,522
New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2033	135,000	161,184
New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 4.00%, 9/1/2050	100,000	81,981
New York State Dormitory Authority, New York University Series 2017A, Rev., 5.00%, 7/1/2023	180,000	184,015
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019A, Rev., 5.00%, 5/1/2029	70,000	78,018
New York State Dormitory Authority, Personal Income Tax
Series D, Rev., 5.00%, 2/15/2034	2,000,000	2,221,133
Series A, Rev., 4.00%, 3/15/2037	990,000	980,441
New York State Dormitory Authority, State Personal Income Tax Series 2021E, Rev., 5.00%, 3/15/2033	1,610,000	1,842,615
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2018A, Rev., 5.00%, 3/15/2031	25,000	27,994
New York State Dormitory Authority, State Supported Debt University Facilities Series 2019A, Rev., 5.00%, 7/1/2024	25,000	26,088
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution Series 2019B, Rev., 5.00%, 6/15/2031	100,000	114,506
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2017A, Rev., 5.00%, 3/15/2026	125,000	135,372
Series 2016A, Rev., 5.00%, 3/15/2027	30,000	32,426
Series 2013A-1, Rev., 5.00%, 3/15/2028	25,000	25,322
Series 2016A, Rev., 5.00%, 3/15/2028	75,000	80,907
Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	165,431
Series 2020A, Rev., 4.00%, 3/15/2045	500,000	473,037
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 5.00%, 3/15/2036	580,000	647,670
Onondaga Civic Development Corp., Le Moyne College Series 2020B, Rev., 5.00%, 7/1/2032	250,000	267,957
Onondaga Civic Development Corp., Le Moyne College Project
Rev., 5.00%, 7/1/2027	100,000	107,278
Rev., 5.00%, 7/1/2031	360,000	392,320
Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	199,813
Port Authority of New York and New Jersey, Consolidated
Series 205, Rev., 5.00%, 11/15/2028	30,000	33,363
Rev., AMT, 5.00%, 9/1/2036	1,975,000	2,086,085
Port Washington Union Free School District GO, 4.00%, 8/1/2036	1,370,000	1,403,496
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 5.13%, 11/1/2041 (c)	340,000	295,874
Town of Stony Point GO, 5.00%, 8/15/2027	75,000	83,072
Westchester County Local Development Corp., Kendal on Hudson Project Series 2022B, Rev., 5.00%, 1/1/2032 (e)	240,000	253,478
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 7/1/2026 (c)	250,000	234,173
Series 2021C, Rev., 3.20%, 7/1/2028 (c)	250,000	227,121
Total New York		25,257,223
North Carolina — 2.2%
County of Davidson GO, 5.00%, 6/1/2027	35,000	39,037
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
County of Duplin Rev., 5.00%, 6/1/2028	65,000	72,241
County of New Hanover, Limited Obligation Series 2022, Rev., 5.00%, 6/1/2027	480,000	535,356
County of Wayne, Limited Obligation Rev., 5.00%, 6/1/2024	25,000	26,098
North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	400,000	411,828
State of North Carolina Series 2020B, Rev., 5.00%, 5/1/2029	100,000	114,894
State of North Carolina, Build NC Programs, Limited Obligation Series C, Rev., 5.00%, 5/1/2024	25,000	26,086
University of North Carolina at Chapel Hill Series A, Rev., VRDO, LIQ : TD Bank NA, 0.92%, 9/1/2022 (b)	3,000,000	3,000,000
Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., 5.00%, 4/1/2031	945,000	1,061,836
Total North Carolina		5,287,376
North Dakota — 0.1%
North Dakota Building Authority, Facilities Improvement Series 2020A, Rev., 5.00%, 12/1/2023	115,000	118,646
Ohio — 4.6%
Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group 5.00%, 11/15/2029	330,000	363,235
American Municipal Power, Inc., Greenup Hydroelectric Projects Series 2016A, 5.00%, 2/15/2030	25,000	26,686
Bowling Green State University, General Receipts Series 2016A, 5.00%, 6/1/2024	25,000	26,028
Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class 1, 4.00%, 6/1/2048	250,000	223,735
City of Cleveland Series A, 5.00%, 12/1/2035	460,000	523,448
City of Reynoldsburg, Limited Tax, Capital Facilities GO, 5.00%, 12/1/2026	15,000	16,496
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	370,000	374,123
County of Summit, Various Purpose Improvement Series 2022, GO, 5.00%, 12/1/2031	100,000	117,320
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	151

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2019A, Rev., 4.00%, 7/1/2033	205,000	208,550
Northeast Ohio Medical University Series 2022, Rev., 5.00%, 12/1/2035 (e)	1,000,000	1,086,357
Ohio Air Quality Development Authority, Duke Energy Corp.
Series 2022B, Rev., 4.00%, 6/1/2027 (b)	2,000,000	2,035,112
Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (b)	1,500,000	1,529,424
Ohio Higher Educational Facility Commission, Denison University Project Series 2017A, Rev., 5.00%, 11/1/2025	75,000	80,246
Ohio Higher Educational Facility Commission, Tiffin University 2019 Project Rev., 5.00%, 11/1/2034	125,000	121,931
Ohio Higher Educational Facility Commission, University of Findlay 2019 Project
Rev., 5.00%, 3/1/2027	55,000	56,830
Rev., 5.00%, 3/1/2034	160,000	161,716
Ohio Turnpike and Infrastructure Commission, Junior Lien
Series A, Rev., 5.00%, 2/15/2027	135,000	149,014
Series 2022A, Rev., 5.00%, 2/15/2033 (e)	500,000	581,312
Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026	30,000	32,774
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2017A, Rev., 5.00%, 12/1/2026	45,000	49,680
State of Ohio Series 2021B, GO, 5.00%, 9/15/2031	210,000	247,374
State of Ohio, Capital Facilities Lease Appropriation Mental Health Facilities Improvement Fund Projects Series 2018A, Rev., 5.00%, 6/1/2025	25,000	26,687
State of Ohio, Capital Facilities Lease Appropriation, Cultural and Sports Facilities Building Fund Projects Series 2021A, Rev., 5.00%, 4/1/2032	2,000,000	2,353,142
State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	27,952
State of Ohio, Infrastructure Improvement Series 2018A, GO, 5.00%, 9/1/2028	25,000	28,485
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	39,274
Youngstown State University, General Receipts Rev., AGM, 4.00%, 12/15/2030	490,000	530,413
Total Ohio		11,017,344
Oklahoma — 0.1%
Cleveland County Educational Facilities Authority, Norman Public Schools Project 5.00%, 6/1/2025	150,000	159,955
Oklahoma Capitol Improvement Authority, Capitol Repair Project
Series C, Rev., 5.00%, 1/1/2030	10,000	11,035
Series 2018C, Rev., 5.00%, 1/1/2036	45,000	48,812
Oklahoma Capitol Improvement Authority, State Highway, Capital Improvement Rev., 5.00%, 7/1/2024	100,000	104,390
Total Oklahoma		324,192
Oregon — 1.2%
Hillsboro School District No. 1J GO, 5.00%, 6/15/2028	25,000	27,690
Salem Hospital Facility Authority, Capital Manor Project Rev., 4.00%, 5/15/2040	375,000	333,292
Salem Hospital Facility Authority, Multi Model, Salem Health Project Series 2019A, Rev., 5.00%, 5/15/2028	75,000	83,013
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Series 2021A, Rev., 5.00%, 9/1/2035	1,060,000	1,204,902
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Payroll Tax Series 2018A, Rev., 5.00%, 9/1/2027 (d)	45,000	50,443
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc.
Series 2022, Rev., 5.00%, 7/1/2026	300,000	316,271
Series 2022, Rev., 5.00%, 7/1/2028	400,000	428,198
Yamhill County Hospital Authority, Friendsview, Tax Exempt Series 2021B-1, Rev., 2.50%, 11/15/2028	350,000	317,614
Total Oregon		2,761,423
Pennsylvania — 3.4%
Aliquippa School District, Limited Tax 3.88%, 12/1/2037	200,000	199,996
Allegheny County Higher Education Building Authority, Chatham University
5.00%, 9/1/2024	130,000	132,831
5.00%, 9/1/2025	225,000	231,700
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
5.00%, 9/1/2026	135,000	140,317
5.00%, 9/1/2027	250,000	260,692
Berks County Industrial Development Authority, The Highlands at Wyomissing Series 2017A, 5.00%, 5/15/2037	250,000	255,973
Bucks County Community College Authority Series 2019A, GTD, 5.00%, 6/15/2033	35,000	38,835
Commonwealth Financing Authority, Tobacco Master Settlement Payment 5.00%, 6/1/2035	225,000	242,456
County of Chester 5.00%, 11/15/2027	30,000	33,752
County of Lehigh, Lehigh Valley Health Network Hospital Series 2016A, Rev., 4.00%, 7/1/2035	175,000	170,864
Delaware Valley Regional Finance Authority, Local Government
Series D, Rev., 4.00%, 3/1/2029	1,000,000	1,060,269
Series 2021A, Rev., 2.00%, 10/1/2029	25,000	22,629
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (b)	250,000	269,807
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc., Project Rev., 5.00%, 3/1/2040	250,000	234,465
Montgomery County Higher Education and Health Authority, Arcadia University Rev., 5.00%, 4/1/2034	250,000	261,517
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Rev., 5.00%, 9/1/2027	265,000	289,090
Series 2018A, Rev., 4.00%, 9/1/2038	135,000	132,315
Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2027	185,000	194,097
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026	70,000	75,876
Pennsylvania Turnpike Commission
Series A-1, Rev., 5.00%, 12/1/2029	105,000	116,610
Series A-1, Rev., 5.00%, 12/1/2031	60,000	65,982
Series B, Rev., 4.00%, 6/1/2033	575,000	586,161
Series 2020B, Rev., 5.00%, 12/1/2033	280,000	312,839
Philadelphia Authority for Industrial Development, Holy Family University Rev., 5.00%, 9/1/2027 (e)	610,000	637,205
State Public School Building Authority, Delaware County Community College Project Rev., 5.00%, 10/1/2027	25,000	26,986
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Township of Hampton
GO, 5.00%, 1/1/2035 (e)	150,000	166,346
GO, 5.00%, 1/1/2037 (e)	175,000	191,789
GO, 4.00%, 1/1/2042 (e)	970,000	927,363
GO, 4.00%, 1/1/2047 (e)	700,000	638,622
Township of Palmer Series 2020C, GO, 4.00%, 11/15/2031	175,000	185,985
Township of Upper St. Clair Series 2016A, GO, 4.00%, 6/1/2025	20,000	20,799
Total Pennsylvania		8,124,168
Rhode Island — 0.0% ^
State of Rhode Island and Providence Plantations Consolidated Capital Development Loan Series 2018A, GO, 5.00%, 4/1/2029	75,000	84,378
South Carolina — 0.5%
Charleston County Airport District 5.00%, 7/1/2035	250,000	272,909
South Carolina Jobs-Economic Development Authority, Episcopal Home at Still Hopes Series 2018A, Rev., 5.00%, 4/1/2033	125,000	122,681
South Carolina Jobs-Economic Development Authority, Wofford College Project Rev., 5.00%, 4/1/2029	10,000	11,017
University of South Carolina, Athletic Facilities Series 2022A, Rev., 5.00%, 5/1/2034	585,000	666,333
Total South Carolina		1,072,940
South Dakota — 0.1%
City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	25,792
South Dakota Board of Regents Housing and Auxiliary Facilities System Rev., 5.00%, 4/1/2027	35,000	38,123
South Dakota Conservancy District, State Revolving Fund Program Rev., 5.00%, 8/1/2025	35,000	37,580
South Dakota Health and Educational Facilities Authority, Sanford Obligated Group Rev., 5.00%, 11/1/2023	145,000	149,301
Total South Dakota		250,796
Tennessee — 3.6%
City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	15,291
City of Lenoir City, Electric System Series 2022, Rev., 5.00%, 6/1/2033	165,000	189,640
City of Murfreesboro GO, 4.00%, 4/1/2025	25,000	25,627
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	153

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
County of Coffee, Rural High School Series 2021A, GO, 5.00%, 6/1/2028	125,000	140,901
County of Maury GO, 5.00%, 4/1/2027	40,000	44,372
County of Montgomery, Public Improvement GO, 5.00%, 4/1/2027	25,000	27,778
County of Robertson GO, 5.00%, 6/1/2025	25,000	26,714
County of Shelby, Public Improvement Series 2019A, GO, 5.00%, 4/1/2027	105,000	116,717
County of Sullivan GO, 5.00%, 5/1/2026	30,000	32,705
County of Washington Series 2016A, GO, 4.00%, 6/1/2027	50,000	52,733
County of Williamson GO, 5.00%, 4/1/2024	20,000	20,821
Knox County Health Educational and Housing Facility Board, East Tennessee Children's Hospital Rev., 5.00%, 11/15/2023	50,000	51,350
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Belmon University Rev., 5.00%, 5/1/2026	450,000	480,300
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2041	355,000	307,143
Metropolitan Government of Nashville and Davidson County
Series 2015A, GO, 5.00%, 7/1/2025	10,000	10,709
GO, 5.00%, 7/1/2031	2,000,000	2,245,020
Series B, GO, 4.00%, 1/1/2032	1,500,000	1,624,951
Metropolitan Government of Nashville and Davidson County, Electric System Series 2017A, Rev., 5.00%, 5/15/2024	10,000	10,427
Metropolitan Government of Nashville and Davidson County, Water and Sewer Series A, Rev., 4.00%, 7/1/2035	1,805,000	1,874,333
Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare
Series 2017A, Rev., 5.00%, 5/1/2024	155,000	160,934
Series 2017A, Rev., 5.00%, 5/1/2027	200,000	218,807
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.00%, 10/1/2029	150,000	149,199
Series 2019A, Rev., 5.50%, 10/1/2034	150,000	148,818
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
State of Tennessee Series A, GO, 5.00%, 9/1/2024 (d)	25,000	26,272
Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., 5.00%, 11/1/2031 (b)	400,000	418,125
Total Tennessee		8,419,687
Texas — 4.4%
Alamo Community College District, Limited Tax 5.00%, 2/15/2024	75,000	77,732
Board of Regents of the University of Texas System, Financing System Series 2016D, Rev., 5.00%, 8/15/2024	50,000	52,500
Brushy Creek Regional Utility Authority, Inc., Brushy Creek Regional Water Treatment and Distribution Project 5.00%, 8/1/2026	85,000	92,131
City of Austin, Airport System
Series 2019B, 5.00%, 11/15/2029	240,000	263,367
5.00%, 11/15/2035	1,000,000	1,085,390
City of Corpus Christi, Certificates of Obligation Series 2016A, 4.00%, 3/1/2026	100,000	104,772
City of Corpus Christi, Utility System Series B, 5.00%, 7/15/2032	325,000	371,276
City of Dallas, Waterworks & Sewer System Series C, Rev., 5.00%, 10/1/2029	1,000,000	1,150,710
City of Houston, Airport System, Subordinate Lien Series 2021A, Rev., AMT, 5.00%, 7/1/2033	250,000	272,511
City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	50,769
City of Hutto, Waterworks and Sewer System GO, 5.00%, 8/1/2026	80,000	87,177
City of League City, Combination Tax GO, 5.00%, 2/15/2027	20,000	21,657
City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2026	25,000	27,311
City of San Angelo GO, 5.00%, 2/15/2027	20,000	21,926
City of San Marcos, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2031	170,000	186,734
City of Temple, Utility System Series 2021, Rev., 5.00%, 8/1/2029	245,000	281,320
Clifton Higher Education Finance Corp., Idea Public Schools Series 2022A, 5.00%, 8/15/2031	250,000	275,086
Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.
PSF-GTD, 5.00%, 4/1/2029	100,000	112,372
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
PSF-GTD, 5.00%, 4/1/2030	185,000	210,209
PSF-GTD, 4.00%, 4/1/2031	175,000	185,257
Clint Independent School District, Unlimited Tax Series 2015A, PSF-GTD, 5.00%, 2/15/2024	25,000	25,925
County of Harris, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	27,413
County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	21,629
County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	26,509
County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	43,397
Cypress-Fairbanks Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	21,240
Fort Worth Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2029	285,000	324,988
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine Project Rev., 5.00%, 11/15/2023	25,000	25,687
Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	26,241
Lower Colorado River Authority, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2035	155,000	167,621
Metropolitan Transit Authority of Harris County, Sales and Use Tax
Series 2017A, Rev., 5.00%, 11/1/2023	150,000	154,501
Series 2017A, Rev., 5.00%, 11/1/2025	45,000	48,403
Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations Series B, Rev., 5.00%, 11/1/2029	25,000	27,923
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	800,000	801,067
North East Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2025	20,000	21,469
North Texas Municipal Water District, Wastewater System Rev., 5.00%, 6/1/2027	20,000	22,146
Northside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	65,000	68,288
Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev., 5.00%, 9/1/2028	125,000	139,035
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Pearland Independent School District, Unlimited Tax Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,311
Permanent University Fund - University of Texas System Series 2016A, Rev., 5.00%, 7/1/2024	85,000	88,918
Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	27,381
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041	100,000	92,354
San Antonio Water System, Junior Lien Series 2017A, Rev., 5.00%, 5/15/2025	25,000	26,674
Sherman Independent School District, Unlimited Tax Series 2018A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	28,033
State of Texas, Transportation Commission Mobility Fund Series 2015-A, GO, 5.00%, 10/1/2024	50,000	52,656
Stephen F Austin State University, Financing System Series 2019A, Rev., 5.00%, 10/15/2026	60,000	65,059
Tarrant County College District Series 2022, GO, 5.00%, 8/15/2034	2,000,000	2,323,976
Tarrant Regional, Water Control and Improvement District, Water System Rev., 5.00%, 3/1/2025	25,000	26,553
Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2030	155,000	170,586
Texas Tech University System Series 2017A, Rev., 5.00%, 2/15/2024	35,000	36,285
Trinity River Authority, Water Project Rev., 5.00%, 2/1/2026	60,000	64,713
Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2032	400,000	390,770
Total Texas		10,342,958
Utah — 1.0%
City of Salt Lake, International Airport Series 2022A, Rev., 4.00%, 10/1/2030	155,000	168,287
City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2029	45,000	51,914
County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	72,376
Metropolitan Water District of Salt Lake & Sandy Series A, Rev., 4.00%, 7/1/2030	365,000	398,633
Military Installation Development Authority, Tax Allocation and Hotel Tax Series 2021A-1, Rev., 4.00%, 6/1/2041	125,000	103,485
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	155

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Utah — continued
Snyderville Basin Special Recreation District GO, 4.00%, 12/15/2025	100,000	104,993
University of Utah (The) Series B, Rev., 5.00%, 8/1/2023 (d)	25,000	25,591
Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 5.00%, 4/15/2030	110,000	121,922
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 5.00%, 6/15/2041 (c)	150,000	147,123
Utah Infrastructure Agency
Series 2022, Rev., 5.00%, 10/15/2027	130,000	134,910
Series 2022, Rev., 5.00%, 10/15/2032	310,000	318,538
Utah Transit Authority, Sales Tax Series A, Rev., BHAC - CR, 5.00%, 6/15/2035	295,000	339,720
Wasatch County Municipal Building Authority Rev., 4.00%, 12/1/2027	270,000	287,355
Total Utah		2,274,847
Virgin Islands — 0.1%
Matching Fund Special Purpose Securitization Corp. Series 2022A, Rev., 5.00%, 10/1/2025	150,000	155,828
Virginia — 0.6%
City of Richmond, Public Improvement Series B, GO, 5.00%, 7/15/2027	175,000	195,919
Commonwealth of Virginia Series 2018A, GO, 5.00%, 6/1/2030	25,000	28,339
County of Fairfax, Public Improvement Series 2022A, GO, 4.00%, 10/1/2031	100,000	111,396
County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	96,744
Virginia Public Building Authority Series 2021A-1, Rev., 5.00%, 8/1/2030	145,000	169,371
Virginia Public Building Authority, Public Facilities Series 2022A, Rev., 5.00%, 8/1/2030	345,000	402,985
Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	36,079
Virginia Small Business Financing Authority, Senior Lien Rev., AMT, 4.00%, 7/1/2032	250,000	249,288
Total Virginia		1,290,121
Washington — 2.9%
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 4.00%, 12/1/2036	1,000,000	1,026,753
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Central Puget Sound Regional Transit Authority, Sales and Use Tax Series 2015S-1, 5.00%, 11/1/2024	30,000	31,668
City of Bonney Lake, Water & Sewer System 4.00%, 12/1/2030	10,000	10,456
City of Richland, Waterworks Utility Rev., 4.00%, 11/1/2022	10,000	10,029
City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	21,090
City of Seattle, Water System Rev., 5.00%, 8/1/2024	35,000	36,737
City of Tacoma, Solid Waste Utility Rev., 5.00%, 12/1/2031	700,000	815,051
City of University Place, Limited Tax GO, 5.00%, 12/1/2026	85,000	92,765
Clark County School District No. 101 La Center, Unlimited Tax 5.00%, 12/1/2029	50,000	56,242
County of King, Limited Tax
Series A, GO, 5.00%, 7/1/2025	50,000	52,992
Series B, GO, 5.00%, 12/1/2025	20,000	20,669
Series 2022A, GO, 5.00%, 7/1/2033	1,000,000	1,179,409
County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	10,678
Energy Northwest, Bonneville Power Administrator Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	27,255
Energy Northwest, Project 1 Series 2017A, Rev., 5.00%, 7/1/2028	55,000	61,180
Franklin County School District No. 1 Pasco, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	38,826
King County Public Hospital District No. 2, Evergreen Healthcare, Limited Tax GO, 5.00%, 12/1/2024 (d)	105,000	110,865
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2023	160,000	163,218
King County School District No. 405 Bellevue, Unlimited Tax GO, 5.00%, 12/1/2026	20,000	22,080
King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2024	35,000	37,026
Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	49,891
Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2027	65,000	69,047
Pierce County School District No. 10 Tacoma, Unlimited Tax Series 2020B, GO, 4.00%, 12/1/2032	1,085,000	1,157,552
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Pierce County School District No. 403 Bethel, Unlimited Tax GO, 4.00%, 12/1/2023	20,000	20,402
Pierce County School District No. 416 White River, Unlimited Tax GO, 5.00%, 12/1/2025	50,000	54,037
Port of Seattle, Intermediate Lien Series 2022B, Rev., AMT, 4.00%, 8/1/2047	400,000	369,496
Snohomish County School District No. 15 Edmonds, Unlimited Tax GO, 5.00%, 12/1/2025	25,000	27,019
Snohomish County School District No. 4 Lake Stevens, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	26,419
Snohomish County School District No. 6 Mukilteo, Unlimited Tax GO, 5.00%, 12/1/2023	105,000	108,460
Spokane County School District No. 354 Mead, Unlimited Tax GO, 5.00%, 12/1/2024	20,000	21,113
State of Washington Series 2021B, GO, 5.00%, 6/1/2033	1,000,000	1,139,999
State of Washington, State and Local Agency Real and Personal Property Series 2015-C, COP, 5.00%, 1/1/2029	55,000	59,020
Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028	30,000	33,472
Total Washington		6,960,916
Wisconsin — 3.9%
City of Oshkosh, Sewer
Series E, Rev., 5.00%, 5/1/2027	550,000	606,270
Series E, Rev., 5.00%, 5/1/2029	605,000	684,415
City of Oshkosh, Water
Series D, Rev., 5.00%, 1/1/2027	265,000	289,980
Series D, Rev., 5.00%, 1/1/2028	180,000	199,645
Hamilton School District, School Building and Improvement GO, 5.00%, 4/1/2025	60,000	63,922
Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020A, Rev., 4.00%, 11/15/2037	300,000	287,427
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (c)	250,000	227,189
Public Finance Authority, Lenoir-Rhyne University
Series 2022, Rev., 5.00%, 4/1/2029	1,155,000	1,210,348
Series 2022, Rev., 5.00%, 4/1/2030	1,215,000	1,270,420
Series 2022, Rev., 5.00%, 4/1/2031	1,275,000	1,328,107
Series 2022, Rev., 5.00%, 4/1/2032	665,000	686,553
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	203,254
Public Finance Authority, Roseman University of Health Rev., 4.00%, 4/1/2032 (c)	225,000	214,964
Public Finance Authority, Scotland Healthcare System Series 2021A, Rev., 5.00%, 10/1/2027	500,000	540,903
Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2029 (c)	150,000	153,950
State of Wisconsin
Series B, GO, 4.00%, 5/1/2023	40,000	40,450
Series 1, GO, 5.00%, 11/1/2024	40,000	42,206
Series 2, GO, 5.00%, 11/1/2026	50,000	54,454
State of Wisconsin, Clean Water Fund Leveraged Loan Portfolio
Series 1, Rev., 5.00%, 6/1/2023 (d)	25,000	25,487
Rev., 5.00%, 6/1/2024 (d)	65,000	67,685
State of Wisconsin, Environmental Improvement Fund
Series 2018A, Rev., 5.00%, 6/1/2025	35,000	37,419
Series 2018A, Rev., 5.00%, 6/1/2026	20,000	21,857
Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	10,246
Wisconsin Department of Transportation
Series 2, Rev., 5.00%, 7/1/2031	180,000	199,370
Series 2, Rev., 5.00%, 7/1/2032	50,000	55,210
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries
Rev., 4.00%, 1/1/2026	175,000	174,722
Rev., 4.00%, 1/1/2027	175,000	173,619
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029	150,000	149,722
WPPI Energy Series 2016A, Rev., 5.00%, 7/1/2024	170,000	177,028
Total Wisconsin		9,196,822
Total Municipal Bonds (Cost $209,082,599)		204,174,440
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 14.5%
Investment Companies — 14.5%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.36% (f) (g) (Cost $34,481,860)	34,469,496	34,479,837
Total Investments — 100.5% (Cost $243,564,459)		238,654,277
Liabilities in Excess of Other Assets — (0.5)%		(1,217,182)
NET ASSETS — 100.0%		237,437,095

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(7)	12/20/2022	USD	(874,016)	7,501

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 39.7%
Aerospace & Defense — 0.5%
Boeing Co. (The)
4.88%, 5/1/2025	570,000	571,592
2.20%, 2/4/2026	125,000	114,385
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	55,000	48,623
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	45,000	41,400
4.13%, 4/15/2029 (a)	60,000	53,550
Howmet Aerospace, Inc. 5.90%, 2/1/2027	50,000	50,260
Moog, Inc. 4.25%, 12/15/2027 (a)	25,000	22,884
Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	70,000	68,454
TransDigm, Inc. 6.25%, 3/15/2026 (a)	60,000	58,950
Triumph Group, Inc. 8.88%, 6/1/2024 (a)	50,000	50,625
		1,080,723
Airlines — 0.1%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	12,000	11,415
5.75%, 4/20/2029 (a)	54,750	49,425
United Airlines, Inc. 4.38%, 4/15/2026 (a)	53,000	48,323
		109,163
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	185,088
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	40,000	37,603
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	50,000	46,750
5.00%, 10/1/2029 (b)	30,000	25,263
Clarios Global LP
6.75%, 5/15/2025 (a)	60,000	59,690
6.25%, 5/15/2026 (a)	36,000	35,600
Dana, Inc.
5.38%, 11/15/2027	50,000	44,579
4.50%, 2/15/2032	25,000	19,959
Goodyear Tire & Rubber Co. (The) 5.25%, 4/30/2031 (b)	124,000	108,130
Icahn Enterprises LP 5.25%, 5/15/2027	90,000	81,877
		644,539
Automobiles — 0.8%
BMW US Capital LLC (Germany) 3.90%, 4/9/2025 (a)	150,000	148,854
Ford Motor Co. 9.63%, 4/22/2030	70,000	81,867
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobiles — continued
Hyundai Capital America
4.13%, 6/8/2023 (a)	150,000	150,195
2.65%, 2/10/2025 (a)	250,000	237,011
1.80%, 10/15/2025 (a)	200,000	181,462
Nissan Motor Acceptance Co. LLC 1.85%, 9/16/2026 (a)	255,000	216,194
Stellantis Finance US, Inc. 1.71%, 1/29/2027 (a)	210,000	181,656
Volkswagen Group of America Finance LLC (Germany)
3.35%, 5/13/2025 (a)	200,000	193,738
4.35%, 6/8/2027 (a)	385,000	374,782
		1,765,759
Banks — 13.3%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	400,000	394,502
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	645,000	628,086
Australia & New Zealand Banking Group Ltd. (Australia)
4.40%, 5/19/2026 (a)	750,000	737,435
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030 (a) (c)	200,000	186,106
Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	150,000	132,750
Banco Santander SA (Spain)
2.75%, 5/28/2025	600,000	564,213
5.15%, 8/18/2025	400,000	398,076
5.18%, 11/19/2025	200,000	198,080
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200,000	172,167
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.17%, 3/24/2028 (c)	200,000	187,677
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (c)	200,000	198,926
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (c)	585,000	548,555
(SOFR + 1.33%), 3.38%, 4/2/2026 (c)	380,000	366,688
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	230,000	204,091
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	345,000	312,777
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 2.04%), 4.95%, 7/22/2028 (c)	475,000	474,566
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (c)	245,000	210,674
Banque Federative du Credit Mutuel SA (France) 4.75%, 7/13/2027 (a)	530,000	526,021
Barclays plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	600,000	586,524
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (c)	320,000	281,039
BNP Paribas SA (France) (ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (c)	1,695,000	1,690,759
Citigroup, Inc.
(SOFR + 0.67%), 0.98%, 5/1/2025 (c)	85,000	80,003
(SOFR + 0.69%), 2.01%, 1/25/2026 (c)	455,000	427,523
(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	200,000	192,105
(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	85,000	75,027
(SOFR + 1.89%), 4.66%, 5/24/2028 (c)	870,000	857,769
Citizens Bank NA
2.25%, 4/28/2025	250,000	236,877
(SOFR + 1.40%), 4.12%, 5/23/2025 (c)	560,000	555,068
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	1,100,000	1,078,458
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	565,000	518,541
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (c)	200,000	197,889
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (c)	305,000	280,062
Federation des Caisses Desjardins du Quebec (Canada) 2.05%, 2/10/2025 (a)	200,000	187,701
First-Citizens Bank & Trust Co. 6.13%, 3/9/2028	35,000	36,098
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	200,000	198,896
(SOFR + 0.53%), 0.73%, 8/17/2024 (c)	270,000	259,014
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (c)	250,000	245,220
(SOFR + 0.71%), 0.98%, 5/24/2025 (c)	350,000	326,251
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	200,000	182,116
(SOFR + 1.10%), 2.25%, 11/22/2027 (c)	385,000	339,415
(SOFR + 2.11%), 4.75%, 6/9/2028 (c)	480,000	462,908
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	420,000	409,942
ING Groep NV (Netherlands)
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	200,000	177,097
(SOFR + 1.83%), 4.02%, 3/28/2028 (c)	235,000	222,792
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (c)	200,000	187,931
4.65%, 3/24/2026	700,000	682,988
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (c)	415,000	409,434
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.13%), 3.84%, 4/17/2026 (c)	570,000	556,887
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	200,000	176,194
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	400,000	358,935
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a)	690,000	687,087
Mizuho Financial Group, Inc. (Japan)
(SOFR + 1.25%), 1.24%, 7/10/2024 (c)	200,000	194,256
(SOFR + 1.24%), 2.84%, 7/16/2025 (c)	200,000	192,530
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 2.65%, 5/22/2026 (c)	470,000	441,077
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	200,000	198,885
4.80%, 4/5/2026	500,000	497,212
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	210,000	183,845
Santander UK Group Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.08%), 3.37%, 1/5/2024 (c)	200,000	198,906
(SOFR + 0.79%), 1.09%, 3/15/2025 (c)	645,000	603,434
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	955,000	853,936
Societe Generale SA (France)
3.88%, 3/28/2024 (a)	200,000	197,031
4.25%, 4/14/2025 (a)	770,000	753,957
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (c)	365,000	337,595
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	200,000	174,293
4.68%, 6/15/2027 (a)	285,000	282,257
Standard Chartered plc (United Kingdom)
5.20%, 1/26/2024 (a)	350,000	350,667
(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (c)	200,000	198,954
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (c)	250,000	236,275
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (c)	200,000	188,039
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (a) (c)	310,000	299,590
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (a)	400,000	397,846
2.35%, 1/15/2025	200,000	190,522
Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.85%, 3/25/2024 (a)	200,000	189,367
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	200,000	169,227
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	150,000	141,132
(SOFR + 1.56%), 4.54%, 8/15/2026 (c)	535,000	531,371
(SOFR + 1.51%), 3.53%, 3/24/2028 (c)	285,000	269,232
(SOFR + 1.98%), 4.81%, 7/25/2028 (c)	445,000	441,733
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c)	150,000	140,856
		28,459,965
Beverages — 0.1%
Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	140,000	128,975
Keurig Dr Pepper, Inc. 0.75%, 3/15/2024	85,000	80,781
		209,756
Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	80,000	56,000
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	166,710
		222,710
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	35,000	27,938
Griffon Corp. 5.75%, 3/1/2028	75,000	69,375
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	55,000	46,521
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	200,000	174,828
Summit Materials LLC 5.25%, 1/15/2029 (a)	35,000	31,482
		350,144
Capital Markets — 4.3%
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	8,000	5,170
3.63%, 10/1/2031 (a)	8,000	4,871
Credit Suisse Group AG (Switzerland)
3.80%, 6/9/2023	380,000	378,128
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250,000	231,307
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	250,000	223,365
(SOFR + 3.34%), 6.37%, 7/15/2026 (a) (c)	405,000	403,100
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	150,000	144,665
(SOFR + 1.22%), 2.31%, 11/16/2027 (c)	320,000	271,850
Goldman Sachs Group, Inc. (The)
Series VAR, (SOFR + 0.54%), 0.63%, 11/17/2023 (c)	500,000	495,928
(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	200,000	196,068
(SOFR + 0.73%), 1.76%, 1/24/2025 (c)	500,000	480,481
(SOFR + 1.51%), 4.39%, 6/15/2027 (c)	475,000	466,181
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	423,000	375,703
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	390,000	353,667
(SOFR + 1.85%), 3.62%, 3/15/2028 (c)	220,000	208,197
Macquarie Bank Ltd. (Australia) 2.30%, 1/22/2025 (a)	150,000	142,938
Macquarie Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a) (c)	500,000	498,537
(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (c)	140,000	120,418
(SOFR + 2.13%), 4.10%, 6/21/2028 (a) (c)	380,000	361,529
Morgan Stanley
(SOFR + 0.62%), 0.73%, 4/5/2024 (c)	160,000	156,510
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	200,000	199,121
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	150,000	140,896
(SOFR + 1.67%), 4.68%, 7/17/2026 (c)	520,000	520,560
(SOFR + 0.86%), 1.51%, 7/20/2027 (c)	335,000	296,643
(SOFR + 1.00%), 2.48%, 1/21/2028 (c)	400,000	363,341
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	220,000	214,371
MSCI, Inc. 4.00%, 11/15/2029 (a)	35,000	31,154
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Nomura Holdings, Inc. (Japan)
5.10%, 7/3/2025	530,000	533,766
1.85%, 7/16/2025	200,000	183,998
1.65%, 7/14/2026	200,000	175,987
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (c)	400,000	387,659
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (c)	410,000	402,434
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (c)	270,000	234,499
		9,203,042
Chemicals — 0.9%
Albemarle Corp. 4.65%, 6/1/2027	450,000	446,734
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	150,000	138,937
Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (d)	200,000	175,750
Celanese US Holdings LLC
5.90%, 7/5/2024	560,000	564,243
1.40%, 8/5/2026	75,000	62,943
Chemours Co. (The)
5.38%, 5/15/2027	30,000	27,671
5.75%, 11/15/2028 (a)	40,000	35,800
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	70,000	60,813
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	200,000	173,000
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025 (a)	35,000	32,917
4.25%, 5/15/2029 (a)	75,000	61,687
Olin Corp. 5.63%, 8/1/2029	30,000	28,583
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	75,000	70,134
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	85,000	68,099
		1,947,311
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	75,000	62,521
Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	35,000	32,770
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	65,000	59,821
Brink's Co. (The) 4.63%, 10/15/2027 (a)	35,000	31,500
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Commercial Services & Supplies — continued
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	60,000	52,734
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	55,000	51,961
4.00%, 8/1/2028 (a)	45,000	38,025
3.50%, 9/1/2028 (a)	25,000	21,715
Madison IAQ LLC 4.13%, 6/30/2028 (a)	140,000	120,050
Nielsen Finance LLC 5.63%, 10/1/2028 (a)	95,000	95,217
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	135,000	129,893
3.38%, 8/31/2027 (a)	45,000	38,728
Stericycle, Inc. 3.88%, 1/15/2029 (a)	60,000	51,975
		786,910
Communications Equipment — 0.1%
CommScope, Inc.
6.00%, 3/1/2026 (a)	65,000	61,431
4.75%, 9/1/2029 (a)	105,000	89,350
Plantronics, Inc. 4.75%, 3/1/2029 (a)	35,000	34,913
		185,694
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	50,000	44,631
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	60,000	47,980
MasTec, Inc. 4.50%, 8/15/2028 (a)	85,000	78,009
Weekley Homes LLC 4.88%, 9/15/2028 (a)	65,000	53,882
		224,502
Consumer Finance — 2.6%
AerCap Ireland Capital DAC (Ireland)
4.88%, 1/16/2024	450,000	447,840
2.88%, 8/14/2024	200,000	191,049
2.45%, 10/29/2026	490,000	432,059
American Express Co. 2.55%, 3/4/2027	335,000	311,087
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (a)	450,000	441,187
5.50%, 1/15/2026 (a)	125,000	120,529
Capital One Financial Corp.
(SOFR + 0.69%), 1.34%, 12/6/2024 (c)	270,000	258,945
3.20%, 2/5/2025	150,000	146,136
(SOFR + 1.29%), 2.64%, 3/3/2026 (c)	360,000	341,176
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
(SOFR + 0.86%), 1.88%, 11/2/2027 (c)	330,000	290,757
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	425,000	388,197
5.11%, 5/3/2029	200,000	184,835
General Motors Financial Co., Inc.
4.00%, 1/15/2025	150,000	148,119
3.80%, 4/7/2025	475,000	463,132
4.30%, 7/13/2025	370,000	365,408
5.00%, 4/9/2027	380,000	374,868
Navient Corp. 7.25%, 9/25/2023	21,000	21,035
OneMain Finance Corp.
7.13%, 3/15/2026	75,000	69,862
6.63%, 1/15/2028	25,000	22,857
5.38%, 11/15/2029	25,000	20,705
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (a)	350,000	347,973
5.50%, 2/15/2024 (a)	150,000	148,119
		5,535,875
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc 4.13%, 8/15/2026 (a)	200,000	172,534
Ball Corp. 4.88%, 3/15/2026	35,000	33,869
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	70,000	62,573
LABL, Inc. 6.75%, 7/15/2026 (a)	110,000	104,500
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	110,000	106,488
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	70,000	64,972
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	55,000	48,007
Sealed Air Corp. 4.00%, 12/1/2027 (a)	30,000	27,300
		620,243
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	45,000	42,633
Diversified Financial Services — 0.3%
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	145,000	137,480
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
3.85%, 6/15/2025 (a)	200,000	192,843
Fondo MIVIVIENDA SA (Peru) 4.63%, 4/12/2027 (a)	200,000	191,000
		521,323
Diversified Telecommunication Services — 0.8%
Altice France Holding SA (Luxembourg) 6.00%, 2/15/2028 (a)	200,000	135,619
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	151,932
CCO Holdings LLC
5.00%, 2/1/2028 (a)	245,000	223,886
4.75%, 3/1/2030 (a)	285,000	244,968
4.75%, 2/1/2032 (a)	15,000	12,408
4.50%, 5/1/2032	240,000	194,755
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	85,000	79,284
Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	70,000	61,839
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	85,000	73,447
4.00%, 2/15/2027 (a)	185,000	160,808
NBN Co. Ltd. (Australia) 1.45%, 5/5/2026 (a)	200,000	179,181
Sprint Capital Corp. 8.75%, 3/15/2032	75,000	90,542
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	35,000	29,575
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	45,000	38,363
		1,676,607
Electric Utilities — 1.8%
Enel Finance International NV (Italy)
1.38%, 7/12/2026 (a)	200,000	174,235
4.63%, 6/15/2027 (a)	445,000	433,622
Eskom Holdings SOC Ltd. (South Africa) 6.75%, 8/6/2023 (d)	200,000	193,912
Eversource Energy 4.60%, 7/1/2027	415,000	416,212
Exelon Corp. 2.75%, 3/15/2027 (a)	335,000	312,971
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	535,000	493,334
ITC Holdings Corp. 3.65%, 6/15/2024	745,000	734,530
NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/2023	115,000	112,947
NRG Energy, Inc.
3.75%, 6/15/2024 (a)	200,000	194,187
6.63%, 1/15/2027	34,000	33,730
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
3.38%, 2/15/2029 (a)	50,000	41,074
5.25%, 6/15/2029 (a)	75,000	67,035
PG&E Corp. 5.00%, 7/1/2028	93,000	82,581
Southern California Edison Co. 1.10%, 4/1/2024	150,000	142,725
Vistra Operations Co. LLC
3.55%, 7/15/2024 (a)	350,000	337,454
5.00%, 7/31/2027 (a)	70,000	65,148
4.38%, 5/1/2029 (a)	29,000	25,282
		3,860,979
Electrical Equipment — 0.0% ^
EnerSys 4.38%, 12/15/2027 (a)	25,000	22,750
Electronic Equipment, Instruments & Components — 0.0% ^
CDW LLC 4.25%, 4/1/2028	35,000	32,399
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	40,000	35,640
		68,039
Energy Equipment & Services — 0.1%
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	187,230	156,080
Oceaneering International, Inc. 4.65%, 11/15/2024	70,000	65,304
		221,384
Entertainment — 0.4%
Cinemark USA, Inc.
5.88%, 3/15/2026 (a)	35,000	31,052
5.25%, 7/15/2028 (a)	30,000	24,302
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (a)	95,000	86,450
Magallanes, Inc. 3.76%, 3/15/2027 (a)	475,000	443,689
Netflix, Inc. 4.88%, 6/15/2030 (a)	195,000	186,250
WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	60,000	51,600
		823,343
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp. 2.40%, 3/15/2025	150,000	142,132
Corporate Office Properties LP 2.00%, 1/15/2029	140,000	110,584
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	110,000	100,964
Office Properties Income Trust 2.65%, 6/15/2026	93,000	74,876
RHP Hotel Properties LP 4.75%, 10/15/2027	75,000	68,200
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
SBA Communications Corp. 3.13%, 2/1/2029	95,000	78,273
VICI Properties LP
5.63%, 5/1/2024 (a)	50,000	50,075
3.50%, 2/15/2025 (a)	65,000	61,221
		686,325
Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	240,000	219,005
3.50%, 3/15/2029 (a)	65,000	53,417
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	50,000	47,131
Rite Aid Corp. 8.00%, 11/15/2026 (a)	95,000	77,425
		396,978
Food Products — 0.4%
Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (a)	65,000	61,934
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	115,000	109,250
4.63%, 4/15/2030 (a)	35,000	30,396
Viterra Finance BV (Netherlands)
2.00%, 4/21/2026 (a)	200,000	174,860
4.90%, 4/21/2027 (a)	570,000	547,176
		923,616
Gas Utilities — 0.1%
AmeriGas Partners LP 5.88%, 8/20/2026	55,000	52,351
CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	250,000	246,298
		298,649
Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	60,000	54,593
Hologic, Inc. 3.25%, 2/15/2029 (a)	85,000	72,459
Medline Borrower LP
3.88%, 4/1/2029 (a)	65,000	55,087
5.25%, 10/1/2029 (a)	30,000	25,213
Teleflex, Inc. 4.25%, 6/1/2028 (a)	60,000	54,513
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	385,000	361,853
		623,718
Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	65,000	61,576
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
AdaptHealth LLC 4.63%, 8/1/2029 (a)	60,000	49,963
Centene Corp. 4.63%, 12/15/2029	220,000	207,249
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	25,000	21,200
6.00%, 1/15/2029 (a)	75,000	61,557
4.75%, 2/15/2031 (a)	85,000	62,764
CVS Health Corp. 4.10%, 3/25/2025	150,000	150,309
DaVita, Inc. 4.63%, 6/1/2030 (a)	115,000	92,580
Encompass Health Corp. 4.75%, 2/1/2030	135,000	115,456
HCA, Inc.
5.38%, 9/1/2026	175,000	175,480
5.63%, 9/1/2028	255,000	256,297
Highmark, Inc. 1.45%, 5/10/2026 (a)	130,000	117,162
Tenet Healthcare Corp.
5.13%, 11/1/2027 (a)	155,000	143,608
4.25%, 6/1/2029 (a)	175,000	150,910
		1,666,111
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	70,000	62,224
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	40,000	35,577
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	105,000	102,523
Carnival Corp. 9.88%, 8/1/2027 (a)	100,000	100,375
Cedar Fair LP 5.50%, 5/1/2025 (a)	30,000	29,427
Gohl Capital Ltd. (Malaysia) 4.25%, 1/24/2027 (d)	200,000	180,600
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	80,000	73,104
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	50,000	47,750
International Game Technology plc 6.25%, 1/15/2027 (a)	200,000	195,862
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	55,000	46,370
MGM Resorts International 5.50%, 4/15/2027	110,000	101,355
Royal Caribbean Cruises Ltd. 9.13%, 6/15/2023 (a)	120,000	120,973
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	55,000	52,770
5.50%, 4/15/2027 (a)	30,000	27,510
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	24,000	24,256
Station Casinos LLC 4.50%, 2/15/2028 (a)	55,000	47,379
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	165

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	35,000	35,033
Wynn Resorts Finance LLC 7.75%, 4/15/2025 (a)	90,000	89,700
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	30,000	27,337
4.63%, 1/31/2032	8,000	7,068
		1,407,193
Household Durables — 0.2%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	60,000	55,800
Lennar Corp. 4.75%, 5/30/2025	150,000	151,077
PulteGroup, Inc. 5.50%, 3/1/2026	150,000	151,910
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	60,000	49,297
		408,084
Household Products — 0.1%
Central Garden & Pet Co.
4.13%, 10/15/2030	35,000	29,134
4.13%, 4/30/2031 (a)	35,000	28,653
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	45,000	37,437
4.38%, 3/31/2029 (a)	50,000	40,671
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	100,000	87,066
		222,961
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp. 4.50%, 2/15/2028 (a)	95,000	86,899
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (d)	170,000	158,238
		245,137
Insurance — 0.6%
Athene Global Funding
0.95%, 1/8/2024 (a)	259,000	246,441
0.91%, 8/19/2024 (a)	295,000	272,273
2.50%, 1/14/2025 (a)	308,000	289,326
Equitable Financial Life Global Funding 0.80%, 8/12/2024 (a)	230,000	214,280
Jackson National Life Global Funding 3.88%, 6/11/2025 (a)	150,000	146,885
		1,169,205
Internet & Direct Marketing Retail — 0.1%
B2W Digital Lux SARL (Brazil) 4.38%, 12/20/2030 (d)	200,000	153,412
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — 0.7%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	55,000	44,275
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	65,000	56,745
Block, Inc.
2.75%, 6/1/2026	17,000	15,107
3.50%, 6/1/2031	42,000	34,555
Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (a)	35,000	31,132
Fidelity National Information Services, Inc. 4.70%, 7/15/2027	530,000	528,748
Gartner, Inc.
3.63%, 6/15/2029 (a)	85,000	73,100
3.75%, 10/1/2030 (a)	30,000	25,725
Global Payments, Inc.
1.20%, 3/1/2026	415,000	366,215
4.95%, 8/15/2027	335,000	331,816
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	50,000	46,780
		1,554,198
Leisure Products — 0.1%
Mattel, Inc.
3.38%, 4/1/2026 (a)	64,000	58,149
3.75%, 4/1/2029 (a)	30,000	26,730
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	65,000	48,387
		133,266
Life Sciences Tools & Services — 0.0% ^
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	40,000	34,475
Media — 0.8%
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	65,000	58,216
7.75%, 4/15/2028 (a)	30,000	24,399
CSC Holdings LLC 6.50%, 2/1/2029 (a)	200,000	184,047
Directv Financing LLC 5.88%, 8/15/2027 (a)	55,000	50,325
DISH DBS Corp.
5.88%, 11/15/2024	50,000	45,250
7.75%, 7/1/2026	310,000	244,410
5.25%, 12/1/2026 (a)	110,000	90,819
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	100,000	84,518
iHeartCommunications, Inc.
8.38%, 5/1/2027	25,000	22,020
5.25%, 8/15/2027 (a)	110,000	98,686
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Lamar Media Corp. 4.00%, 2/15/2030	60,000	52,237
News Corp. 3.88%, 5/15/2029 (a)	74,000	64,380
Nexstar Media, Inc. 5.63%, 7/15/2027 (a)	110,000	104,739
Outfront Media Capital LLC
6.25%, 6/15/2025 (a)	22,000	21,813
5.00%, 8/15/2027 (a)	55,000	50,339
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	40,000	33,914
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	20,000	18,100
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	65,000	52,909
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	55,000	51,776
5.50%, 7/1/2029 (a)	210,000	196,367
Stagwell Global LLC 5.63%, 8/15/2029 (a)	75,000	63,604
TEGNA, Inc. 5.00%, 9/15/2029	90,000	86,149
Univision Communications, Inc. 4.50%, 5/1/2029 (a)	59,000	51,610
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	45,000	42,187
		1,792,814
Metals & Mining — 0.4%
Alcoa Nederland Holding BV 6.13%, 5/15/2028 (a)	200,000	194,376
Arconic Corp. 6.13%, 2/15/2028 (a)	85,000	79,788
ATI, Inc. 5.88%, 12/1/2027	75,000	71,276
Carpenter Technology Corp. 6.38%, 7/15/2028	75,000	71,710
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	70,000	70,775
4.63%, 3/1/2029 (a)	20,000	17,754
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (d)	200,000	188,870
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	70,000	63,948
Glencore Funding LLC (Australia) 1.63%, 9/1/2025 (a)	90,000	82,057
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	30,000	25,840
Novelis Corp. 4.75%, 1/30/2030 (a)	85,000	73,950
		940,344
Multiline Retail — 0.0% ^
Nordstrom, Inc. 2.30%, 4/8/2024	20,000	18,784
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — 0.0% ^
Puget Energy, Inc. 2.38%, 6/15/2028	50,000	43,500
Oil, Gas & Consumable Fuels — 2.1%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (a)	200,000	178,407
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	20,000	20,350
5.38%, 6/15/2029 (a)	30,000	27,507
Antero Resources Corp.
7.63%, 2/1/2029 (a)	29,000	29,498
5.38%, 3/1/2030 (a)	65,000	61,182
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	350,000	343,356
Buckeye Partners LP 4.13%, 12/1/2027	90,000	79,561
Cheniere Energy Partners LP
4.50%, 10/1/2029	100,000	92,083
3.25%, 1/31/2032	53,000	42,427
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	80,000	78,104
CNX Resources Corp.
7.25%, 3/14/2027 (a)	40,000	39,710
6.00%, 1/15/2029 (a)	60,000	56,412
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	75,000	71,586
Crestwood Midstream Partners LP
5.63%, 5/1/2027 (a)	55,000	51,288
8.00%, 4/1/2029 (a)	40,000	39,657
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	95,000	83,408
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	150,000	140,569
Energean Israel Finance Ltd. (Israel)
4.50%, 3/30/2024 (d)	12,000	11,543
4.88%, 3/30/2026 (d)	80,000	73,800
Energy Transfer LP 4.05%, 3/15/2025	105,000	103,068
EnLink Midstream Partners LP 4.15%, 6/1/2025	38,000	37,033
EQM Midstream Partners LP
4.00%, 8/1/2024	12,000	11,349
6.00%, 7/1/2025 (a)	15,000	14,466
6.50%, 7/1/2027 (a)	50,000	48,262
Genesis Energy LP 6.25%, 5/15/2026	70,000	63,213
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	475,000	437,055
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	194,000	163,406
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	55,000	55,366
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	70,000	68,255
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	75,000	68,271
Holly Energy Partners LP 6.38%, 4/15/2027 (a)	60,000	58,390
Leviathan Bond Ltd. (Israel) 6.13%, 6/30/2025 (d)	50,000	49,072
MEG Energy Corp. (Canada) 7.13%, 2/1/2027 (a)	50,000	50,525
MPLX LP 4.88%, 12/1/2024	150,000	151,355
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	30,000	27,450
NuStar Logistics LP 5.63%, 4/28/2027	60,000	54,626
Occidental Petroleum Corp.
8.00%, 7/15/2025	110,000	119,487
6.13%, 1/1/2031	180,000	187,067
Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024 (d)	200,000	202,787
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	100,000	94,300
4.50%, 1/23/2026	100,000	89,650
6.88%, 8/4/2026	30,000	28,004
6.49%, 1/23/2027	270,000	239,220
Range Resources Corp. 4.75%, 2/15/2030 (a)	50,000	46,326
Sabine Pass Liquefaction LLC 5.88%, 6/30/2026	80,000	82,224
Southwestern Energy Co.
5.38%, 2/1/2029	45,000	42,537
5.38%, 3/15/2030	105,000	98,414
Sunoco LP 5.88%, 3/15/2028	45,000	41,842
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	25,000	25,031
6.00%, 12/31/2030 (a)	85,000	74,397
Targa Resources Partners LP 6.88%, 1/15/2029	60,000	61,315
Western Midstream Operating LP 4.75%, 8/15/2028	55,000	51,775
		4,465,986
Personal Products — 0.1%
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	120,000	110,821
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	60,000	55,344
		166,165
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — 0.3%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	310,000	186,000
8.50%, 1/31/2027 (a)	120,000	57,600
Bausch Health Cos., Inc. 4.88%, 6/1/2028 (a)	285,000	197,009
Organon & Co. 5.13%, 4/30/2031 (a)	200,000	175,000
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	50,000	42,498
		658,107
Real Estate Management & Development — 0.1%
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	75,000	62,578
Realogy Group LLC 5.75%, 1/15/2029 (a)	55,000	43,091
		105,669
Road & Rail — 0.3%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	45,000	42,638
4.75%, 4/1/2028 (a)	35,000	30,552
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	75,000	64,238
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (a)	200,000	185,850
2.05%, 4/15/2026 (a)	359,000	315,992
Uber Technologies, Inc. 7.50%, 5/15/2025 (a)	60,000	60,388
		699,658
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp. 3.88%, 1/15/2027	150,000	144,182
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	35,000	33,209
Marvell Technology, Inc. 1.65%, 4/15/2026	125,000	112,442
Microchip Technology, Inc. 4.25%, 9/1/2025	380,000	375,953
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	75,000	66,885
		732,671
Software — 0.1%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	70,000	59,920
NCR Corp.
5.13%, 4/15/2029 (a)	9,000	8,404
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
6.13%, 9/1/2029 (a)	115,000	109,657
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	70,000	66,329
		244,310
Specialty Retail — 0.3%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	65,000	58,050
Bath & Body Works, Inc.
5.25%, 2/1/2028	45,000	40,326
7.50%, 6/15/2029	20,000	19,236
6.75%, 7/1/2036	25,000	21,573
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	95,000	66,166
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	55,000	46,991
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	35,000	32,408
4.38%, 1/15/2031 (a)	35,000	30,800
Penske Automotive Group, Inc.
3.50%, 9/1/2025	30,000	28,166
3.75%, 6/15/2029	25,000	21,147
PetSmart, Inc. 4.75%, 2/15/2028 (a)	250,000	222,771
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	55,000	48,684
Staples, Inc. 7.50%, 4/15/2026 (a)	60,000	50,704
		687,022
Technology Hardware, Storage & Peripherals — 0.0% ^
Seagate HDD Cayman 4.88%, 6/1/2027	50,000	47,167
Textiles, Apparel & Luxury Goods — 0.0% ^
William Carter Co. (The) 5.63%, 3/15/2027 (a)	35,000	33,797
Thrifts & Mortgage Finance — 1.3%
BPCE SA (France)
5.70%, 10/22/2023 (a)	400,000	402,407
5.15%, 7/21/2024 (a)	285,000	283,455
2.38%, 1/14/2025 (a)	500,000	470,715
4.50%, 3/15/2025 (a)	200,000	194,010
4.75%, 7/19/2027 (a)	535,000	529,596
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (a)	85,000	82,685
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	80,000	71,153
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Thrifts & Mortgage Finance — continued
Nationwide Building Society (United Kingdom)
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (c)	200,000	199,036
(ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a) (c)	200,000	198,499
4.00%, 9/14/2026 (a)	350,000	330,793
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	19,000	15,960
3.63%, 3/1/2029 (a)	50,000	40,250
4.00%, 10/15/2033 (a)	5,000	3,726
		2,822,285
Tobacco — 0.4%
BAT Capital Corp. (United Kingdom) 3.22%, 9/6/2026	150,000	140,127
BAT International Finance plc (United Kingdom) 4.45%, 3/16/2028	475,000	449,962
Imperial Brands Finance plc (United Kingdom) 3.13%, 7/26/2024 (a)	200,000	192,438
		782,527
Trading Companies & Distributors — 0.7%
Air Lease Corp.
4.25%, 2/1/2024	150,000	149,608
2.30%, 2/1/2025	480,000	449,525
Aviation Capital Group LLC
4.38%, 1/30/2024 (a)	200,000	194,761
5.50%, 12/15/2024 (a)	150,000	146,851
1.95%, 1/30/2026 (a)	250,000	215,693
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	60,000	56,654
Imola Merger Corp. 4.75%, 5/15/2029 (a)	82,000	69,615
United Rentals North America, Inc. 4.88%, 1/15/2028	155,000	144,865
WESCO Distribution, Inc. 7.25%, 6/15/2028 (a)	70,000	70,578
		1,498,150
Wireless Telecommunication Services — 0.3%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	75,000	70,969
Kenbourne Invest SA (Chile) 4.70%, 1/22/2028 (d)	200,000	160,662
Sprint Corp. 7.63%, 3/1/2026	115,000	121,627
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
T-Mobile USA, Inc.
3.50%, 4/15/2025	150,000	146,473
4.75%, 2/1/2028	75,000	73,358
		573,089
Total Corporate Bonds (Cost $92,110,948)		84,818,767
Asset-Backed Securities — 18.4%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	147,094	144,709
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (a)	233,215	212,219
ACM Auto Trust Series 2022-1A, Class B, 4.47%, 4/20/2029 (a)	438,000	435,131
AIMCO CLO Ltd. (Cayman Islands) Series 2019-10A, Class AR, 3.82%, 7/22/2032 (a) (e)	350,000	342,620
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	263,000	231,571
American Credit Acceptance Receivables Trust
Series 2019-4, Class D, 2.97%, 12/12/2025 (a)	426,362	422,508
Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	450,000	441,060
Series 2022-1, Class C, 2.12%, 3/13/2028 (a)	1,000,000	941,608
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	284,000	281,663
AMSR Trust
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 ‡ (a)	300,000	260,568
Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 ‡ (a)	400,000	346,162
Aqua Finance Trust Series 2021-A, Class B, 2.40%, 7/17/2046 ‡ (a)	313,000	267,844
Ares CLO Ltd. (Cayman Islands) Series 2016-40A, Class A1RR, 3.38%, 1/15/2029 (a) (e)	676,443	666,104
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 3.84%, 4/22/2031 (a) (e)	200,000	196,956
Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 3.68%, 7/20/2030 (a) (e)	337,000	332,381
Ballyrock CLO Ltd. (Cayman Islands) Series 2019-1A, Class A1R, 3.54%, 7/15/2032 (a) (e)	250,000	244,334
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BSPRT Issuer Ltd. (Cayman Islands) Series 2021-FL7, Class B, 4.44%, 12/15/2038 ‡ (a) (e)	475,000	453,476
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	505,954	473,184
Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	290,307	261,148
CarNow Auto Receivables Trust
Series 2020-1A, Class C, 3.84%, 9/16/2024 (a)	368,945	367,746
Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	196,000	190,624
Series 2021-2A, Class C, 1.69%, 3/15/2027 (a)	500,000	477,430
Series 2022-1A, Class D, 5.79%, 9/15/2027 (a)	397,000	395,152
CIFC Funding Ltd. (Cayman Islands)
Series 2012-2RA, Class A1, 3.51%, 1/20/2028 (a) (e)	154,055	152,115
Series 2019-1A, Class AR, 3.81%, 4/20/2032 (a) (e)	250,000	245,612
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1, Class B, 3.48%, 12/15/2026 ‡ (a)	42,604	42,590
Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	400,000	374,186
CPS Auto Receivables Trust
Series 2019-B, Class E, 5.00%, 3/17/2025 (a)	500,000	500,497
Series 2019-A, Class E, 5.81%, 3/16/2026 (a)	500,000	502,233
Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	244,000	234,332
Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	200,000	186,255
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	240,000	239,807
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	250,000	228,853
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	467,000	463,260
Crossroads Asset Trust Series 2021-A, Class C, 1.44%, 1/20/2026 ‡ (a)	125,000	119,356
Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	218,635	210,181
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Dryden Senior Loan Fund (Cayman Islands) Series 2017-49A, Class AR, 3.69%, 7/18/2030 (a) (e)	500,000	493,509
DT Auto Owner Trust
Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	190,000	185,771
Series 2018-3A, Class E, 5.33%, 11/17/2025 (a)	1,000,000	998,718
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	250,000	233,062
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	250,000	226,834
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	176,087	174,623
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	635,000	618,828
Series 2021-2A, Class D, 1.40%, 4/15/2027	210,000	195,599
Series 2021-4A, Class D, 1.96%, 1/17/2028	480,000	443,613
Series 2022-2A, Class D, 4.56%, 7/17/2028	800,000	762,213
FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 (a)	78,083	76,187
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	281,868	268,931
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	93,503	89,719
FirstKey Homes Trust
Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 ‡ (a)	500,000	442,956
Series 2022-SFR2, Class D, 4.50%, 7/17/2039 ‡ (a)	615,000	575,128
Flagship Credit Auto Trust
Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	550,000	544,956
Series 2020-1, Class C, 2.24%, 1/15/2026 (a)	500,000	489,972
Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	225,000	209,361
Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	143,000	131,939
Series 2022-1, Class D, 3.64%, 3/15/2028 (a)	536,000	500,118
Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	114,355	104,287
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FREED ABS Trust
Series 2021-1CP, Class B, 1.41%, 3/20/2028 ‡ (a)	128,275	126,844
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	747,294	744,603
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 ‡ (a)	238,000	207,151
Galaxy CLO Ltd. (Cayman Islands)
Series 2015-19A, Class A1RR, 3.73%, 7/24/2030 (a) (e)	250,000	246,853
Series 2015-21A, Class AR, 3.73%, 4/20/2031 (a) (e)	250,000	245,375
GLS Auto Receivables Issuer Trust
Series 2019-4A, Class C, 3.06%, 8/15/2025 (a)	175,000	172,991
Series 2019-1A, Class D, 4.94%, 12/15/2025 (a)	550,000	549,231
Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	200,000	179,685
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	137,547	128,705
Home Partners of America Trust Series 2021-3, Class E1, 3.20%, 1/17/2041 ‡ (a)	472,594	414,082
LCM LP (Cayman Islands) Series 14A, Class AR, 3.75%, 7/20/2031 (a) (e)	400,000	393,324
LCM Ltd. (Cayman Islands) Series 26A, Class A1, 3.78%, 1/20/2031 (a) (e)	250,000	246,849
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	155,608	150,791
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (a)	203,000	197,110
Series 2022-A, Class C, 2.82%, 6/15/2029 ‡ (a)	300,000	278,818
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 ‡ (a)	300,000	294,053
LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	171,994	163,927
Lendmark Funding Trust Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	225,000	219,547
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	140,668	135,297
LMREC LLC Series 2021-CRE4, Class A, 3.48%, 4/22/2037 (a) (e)	154,813	150,945
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Longfellow Place CLO Ltd. (Cayman Islands) Series 2013-1A, Class AR3, 3.51%, 4/15/2029 (a) (e)	86,062	85,365
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	192,000	165,751
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	284,000	269,026
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (a)	355,000	342,709
MVW LLC
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (a)	153,115	141,110
Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (a)	65,715	60,939
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 3.43%, 10/15/2029 (a) (e)	608,000	599,160
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2020-37A, Class AR, 3.68%, 7/20/2031 (a) (e)	354,000	347,577
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 ‡ (a)	520,000	466,743
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (a)	178,000	167,940
NRZ Excess Spread-Collateralized Notes Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	124,164	112,277
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	172,000	160,382
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	67,274	65,784
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	226,590	214,543
Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	128,312	124,583
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2020-1A, Class A1, 3.78%, 2/20/2028 (a) (e)	78,211	77,473
Series 2021-2A, Class A1, 3.78%, 5/20/2029 (a) (e)	143,486	141,595
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (f)	213,333	191,639
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (f)	290,852	273,699
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (e)	445,285	418,113
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (f)	211,678	198,364
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (f)	161,165	153,590
Progress Residential Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 ‡ (a)	200,000	174,640
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (a)	350,000	301,459
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 ‡ (a)	562,000	525,139
Santander Drive Auto Receivables Trust
Series 2021-1, Class D, 1.13%, 11/16/2026	190,000	182,169
Series 2021-3, Class D, 1.33%, 9/15/2027	300,000	283,902
Skopos Auto Receivables Trust
Series 2019-1A, Class C, 3.63%, 9/16/2024 (a)	50,823	50,669
Series 2019-1A, Class D, 5.24%, 4/15/2025 (a)	320,000	314,064
SoFi Consumer Loan Program Trust Series 2018-4, Class D, 4.76%, 11/26/2027 ‡ (a)	142,274	142,168
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 3.79%, 1/20/2032 (a) (e)	400,000	392,833
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 3.51%, 12/29/2029 (a) (e)	462,551	454,382
Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 3.88%, 7/23/2033 (a) (e)	250,000	245,380
Tricon Residential Trust Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 ‡ (a)	240,000	210,558
Upstart Pass-Through Trust
Series 2021-ST4, Class A, 2.00%, 7/20/2027 (a)	126,183	118,584
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	147,675	139,133
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	212,440	199,586
Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	178,211	164,042
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	341,943	326,976
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	488,198	461,615
Upstart Securitization Trust
Series 2020-1, Class B, 3.09%, 4/22/2030 ‡ (a)	70,799	70,512
Series 2021-2, Class B, 1.75%, 6/20/2031 ‡ (a)	275,000	257,541
Series 2021-3, Class A, 0.83%, 7/20/2031 (a)	107,766	104,547
Series 2021-4, Class B, 1.84%, 9/20/2031 ‡ (a)	231,000	204,782
Series 2021-5, Class B, 2.49%, 11/20/2031 ‡ (a)	225,000	202,935
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	584,000	581,878
US Auto Funding
Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	25,339	25,194
Series 2021-1A, Class B, 1.49%, 3/17/2025 (a)	142,000	137,986
US Auto Funding Trust Series 2022-1A, Class B, 5.13%, 12/15/2025 (a)	574,000	554,936
VCAT LLC
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (f)	152,392	144,776
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (f)	162,596	151,860
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 ‡ (a) (f)	237,568	222,164
Venture CLO Ltd. (Cayman Islands) Series 2018-32A, Class A2A, 3.81%, 7/18/2031 (a) (e)	150,000	147,639
Veros Auto Receivables Trust
Series 2022-1, Class A, 3.47%, 12/15/2025 (a)	375,477	367,891
Series 2021-1, Class A, 0.92%, 10/15/2026 (a)	61,276	60,200
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 ‡ (a) (f)	291,195	274,686
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (a) (f)	147,684	140,110
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 ‡ (a) (f)	121,033	113,551
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (f)	150,621	142,773
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Westlake Automobile Receivables Trust
Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	100,000	98,757
Series 2020-1A, Class D, 2.80%, 6/16/2025 (a)	175,000	172,258
Series 2021-1A, Class C, 0.95%, 3/16/2026 (a)	260,000	250,237
Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	250,000	235,705
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	450,000	417,437
Total Asset-Backed Securities (Cost $41,203,833)		39,443,996
U.S. Treasury Obligations — 16.5%
U.S. Treasury Notes
2.50%, 5/31/2024	2,025,000	1,991,540
1.75%, 3/15/2025	4,010,000	3,842,394
2.63%, 4/15/2025	650,000	635,883
2.75%, 5/15/2025	5,370,000	5,266,586
2.88%, 6/15/2025	13,810,000	13,581,272
3.00%, 7/15/2025	7,147,800	7,052,310
3.13%, 8/15/2025	195,000	193,035
0.50%, 2/28/2026	15,000	13,534
0.75%, 5/31/2026	80,000	72,416
0.75%, 8/31/2026	80,000	72,006
0.88%, 9/30/2026	420,000	379,427
1.25%, 12/31/2026	150,000	137,068
1.50%, 1/31/2027	150,000	138,410
2.63%, 5/31/2027	65,000	62,954
2.75%, 7/31/2027	95,000	92,454
1.25%, 9/30/2028	840,000	742,973
2.38%, 3/31/2029	1,140,000	1,074,940
Total U.S. Treasury Obligations (Cost $35,942,780)		35,349,202
Mortgage-Backed Securities — 9.7%
FHLMC Gold Pools, 30 Year Pool # G08878, 4.50%, 5/1/2049	282,708	284,802
FHLMC UMBS, 10 Year Pool # RD5034, 2.00%, 9/1/2030	523,307	493,351
FHLMC UMBS, 15 Year
Pool # ZS6689, 2.50%, 4/1/2028	208,986	202,477
Pool # SB0661, 2.50%, 4/1/2037	521,116	493,317
FHLMC, 30 Year
Pool # SD8231, 4.50%, 7/1/2052	890,538	885,886
Pool # SD8233, 5.00%, 7/1/2052	246,247	249,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FNMA UMBS, 15 Year
Pool # FS1563, 2.50%, 7/1/2036	569,416	539,053
Pool # FS1329, 2.00%, 2/1/2037	1,033,501	953,563
FNMA UMBS, 20 Year Pool # CA8310, 2.50%, 12/1/2040	271,165	247,763
FNMA UMBS, 30 Year
Pool # FM2972, 4.00%, 12/1/2044	970,846	968,709
Pool # FS2237, 4.00%, 10/1/2046	2,238,403	2,240,365
Pool # BM1285, 4.50%, 5/1/2047	157,058	160,009
Pool # FS1847, 4.00%, 1/1/2049	283,843	281,653
Pool # FS1891, 4.00%, 1/1/2050	957,586	947,848
Pool # FS0085, 4.00%, 11/1/2050	1,032,468	1,026,244
FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 4.00%, 9/25/2037 (g)	5,150,000	5,132,026
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 5.50%, 9/25/2052 (g)	1,750,000	1,789,375
Freddie Mac Pool, 15 Year Pool # SB0725, 4.00%, 8/1/2037	1,050,000	1,050,380
Freddie Mac Pool, 30 Year Pool # ZT1703, 4.00%, 1/1/2049	942,149	934,838
GNMA II, 30 Year Pool # MA8201, 4.50%, 8/20/2052	470,000	470,703
GNMA II, Single Family, 30 Year
TBA, 4.50%, 9/15/2052 (g)	280,000	280,044
TBA, 5.50%, 9/15/2052 (g)	1,000,000	1,025,312
Total Mortgage-Backed Securities (Cost $21,034,080)		20,656,718
Commercial Mortgage-Backed Securities — 7.2%
AREIT Trust (Cayman Islands)
Series 2022-CRE6, Class C, 4.16%, 1/16/2037 ‡ (a) (e)	450,000	426,909
Series 2021-CRE5, Class C, 4.63%, 11/17/2038 ‡ (a) (e)	336,000	318,353
Beast Mortgage Trust Series 2021-1818, Class B, 3.84%, 3/15/2036 ‡ (a) (e)	179,000	171,538
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A, 3.09%, 9/15/2036 (a) (e)	410,000	396,065
Series 2021-VOLT, Class D, 4.04%, 9/15/2036 ‡ (a) (e)	275,000	262,767
Series 2021-XL2, Class E, 4.24%, 10/15/2038 ‡ (a) (e)	359,165	341,374
BX Mortgage Trust Series 2022-MVRK, Class A, 3.76%, 3/15/2039 (a) (e)	500,000	490,422
BX Trust
Series 2021-LBA, Class AJV, 3.19%, 2/15/2036 (a) (e)	377,000	361,806
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-RISE, Class D, 4.14%, 11/15/2036 ‡ (a) (e)	360,000	340,992
Series 2022-LBA6, Class D, 4.31%, 1/15/2039 ‡ (a) (e)	525,000	499,152
Citigroup Commercial Mortgage Trust
Series 2021-PRM2, Class F, 6.14%, 10/15/2036 ‡ (a) (e)	275,000	261,843
Series 2013-GC11, Class AS, 3.42%, 4/10/2046	500,000	495,398
Series 2014-GC19, Class D, 5.26%, 3/10/2047 ‡ (a) (e)	250,000	243,984
Series 2014-GC23, Class C, 4.58%, 7/10/2047 ‡ (e)	200,000	192,225
Series 2015-GC27, Class B, 3.77%, 2/10/2048 ‡	200,000	189,974
Series 2015-GC27, Class C, 4.57%, 2/10/2048 ‡ (e)	440,000	418,791
Series 2015-GC29, Class C, 4.28%, 4/10/2048 (e)	400,000	378,046
Series 2015-GC31, Class C, 4.17%, 6/10/2048 ‡ (e)	250,000	227,765
Commercial Mortgage Trust
Series 2019-WCM, Class G, 5.09%, 10/15/2034 ‡ (a) (e)	385,000	364,082
Series 2013-CR10, Class AM, 4.52%, 8/10/2046 (a) (e)	200,000	198,333
Series 2014-UBS5, Class C, 4.77%, 9/10/2047 ‡ (e)	500,000	461,058
Series 2014-CR20, Class C, 4.64%, 11/10/2047 ‡ (e)	100,000	94,984
Series 2015-CR26, Class B, 4.62%, 10/10/2048 ‡ (e)	200,000	192,669
Series 2015-PC1, Class B, 4.43%, 7/10/2050 ‡ (e)	200,000	189,744
CSAIL Commercial Mortgage Trust Series 2015-C4, Class E, 3.71%, 11/15/2048 ‡ (e)	325,000	277,744
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K068, Class X1, IO, 0.56%, 8/25/2027 (e)	3,614,124	65,814
Series K028, Class X3, IO, 1.72%, 6/25/2041 (e)	4,629,000	44,886
Series K111, Class X3, IO, 3.29%, 4/25/2048 (e)	405,000	77,493
Series K110, Class X3, IO, 3.52%, 6/25/2048 (e)	380,000	76,524
Series K119, Class X3, IO, 2.82%, 9/25/2048 (e)	460,000	77,678
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K115, Class X3, IO, 3.06%, 9/25/2048 (e)	430,000	76,883
Series K125, Class X3, IO, 2.75%, 2/25/2049 (e)	460,000	77,874
FREMF Mortgage Trust
Series 2018-K732, Class C, 4.19%, 5/25/2025 (a) (e)	200,000	192,572
Series 2013-K31, Class C, 3.75%, 7/25/2046 (a) (e)	275,000	271,929
Series 2014-K41, Class C, 3.96%, 11/25/2047 (a) (e)	100,000	97,275
Series 2016-K57, Class C, 4.05%, 8/25/2049 (a) (e)	185,000	175,292
Series 2016-K58, Class C, 3.87%, 9/25/2049 (a) (e)	110,000	102,647
Series 2017-K62, Class C, 4.01%, 1/25/2050 (a) (e)	200,000	186,487
GS Mortgage Securities Trust
Series 2016-GS2, Class B, 3.76%, 5/10/2049 ‡ (e)	100,000	92,970
Series 2016-GS3, Class C, 4.12%, 10/10/2049 ‡ (e)	165,000	149,770
Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (a) (e)	250,000	200,202
Independence Plaza Trust
Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	175,000	168,064
Series 2018-INDP, Class C, 4.16%, 7/10/2035 ‡ (a)	150,000	142,357
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class C, 4.77%, 8/15/2048 ‡ (e)	150,000	140,461
Series 2016-C1, Class D1, 4.39%, 3/17/2049 ‡ (a) (e)	400,000	355,043
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.69%, 3/15/2050 ‡ (a) (e)	275,000	226,515
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.17%, 12/15/2046 ‡ (a) (e)	200,000	190,951
KKR Industrial Portfolio Trust Series 2021-KDIP, Class D, 3.64%, 12/15/2037 ‡ (a) (e)	131,250	125,344
Life Mortgage Trust Series 2021-BMR, Class C, 3.49%, 3/15/2038 ‡ (a) (e)	191,679	184,491
MHC Commercial Mortgage Trust Series 2021-MHC, Class D, 3.99%, 4/15/2038 ‡ (a) (e)	250,000	238,125
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class D, 5.21%, 2/15/2047 ‡ (a) (e)	175,023	168,970
Series 2015-C24, Class D, 3.26%, 5/15/2048 ‡ (a)	220,000	188,467
Series 2015-C25, Class B, 4.68%, 10/15/2048 ‡ (e)	500,000	484,150
PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 4.04%, 4/14/2038 ‡ (a) (e)	166,492	156,370
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048 ‡	225,000	205,361
SMRT Series 2022-MINI, Class E, 5.01%, 1/15/2039 ‡ (a) (e)	350,000	324,626
STWD Mortgage Trust (Cayman Islands) Series 2021-LIH, Class B, 4.05%, 11/15/2036 ‡ (a) (e)	400,000	383,359
Velocity Commercial Capital Loan Trust Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (e)	314,806	277,161
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class B, 4.22%, 12/15/2048 ‡ (e)	500,000	476,814
Series 2015-LC22, Class D, 4.71%, 9/15/2058 ‡ (e)	205,000	183,211
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class C, 4.31%, 3/15/2045 ‡ (e)	117,000	115,770
Series 2014-C25, Class B, 4.24%, 11/15/2047 ‡ (e)	160,000	154,268
Series 2014-C22, Class C, 3.91%, 9/15/2057 (e)	725,000	684,965
Total Commercial Mortgage-Backed Securities (Cost $16,398,893)		15,337,157
Collateralized Mortgage Obligations — 4.2%
Connecticut Avenue Securities Trust
Series 2022-R01, Class 1M2, 4.08%, 12/25/2041 ‡ (a) (e)	521,000	486,027
Series 2022-R02, Class 2M2, 5.18%, 1/25/2042 ‡ (a) (e)	225,000	215,989
Series 2022-R07, Class 1M1, 5.16%, 6/25/2042 (a) (e)	440,121	446,751
FHLMC STACR REMIC Trust
Series 2020-DNA1, Class M2, 4.14%, 1/25/2050 (a) (e)	83,002	82,379
Series 2020-HQA3, Class B1, 8.19%, 7/25/2050 (a) (e)	200,000	205,887
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class M2, 4.48%, 8/25/2033 (a) (e)	100,000	98,502
FHLMC, REMIC
Series 2673, Class PE, 5.50%, 9/15/2033	108,311	113,028
Series 3878, Class PL, 4.50%, 11/15/2040	463,712	474,937
Series 4718, Class DA, 3.00%, 2/15/2047	290,210	279,120
Series 5021, Class MI, IO, 3.00%, 10/25/2050	488,403	79,417
FNMA, Connecticut Avenue Securities Series 2017-C07, Class 2M2, 4.94%, 5/25/2030 (e)	104,884	106,646
FNMA, REMIC
Series 2012-136, Class DL, 3.50%, 12/25/2042	263,378	255,819
Series 2022-42, Class EA, 3.75%, 6/25/2052	2,709,978	2,666,178
GNMA Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	254,519	32,802
Legacy Mortgage Asset Trust Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (f)	123,987	113,928
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (e)	188,000	181,310
NYMT Loan Trust Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (f)	286,131	260,873
PRPM LLC
Series 2020-4, Class A1, 2.95%, 10/25/2025 ‡ (a) (f)	715,505	690,389
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (e)	125,893	119,542
Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (f)	840,974	784,736
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (f)	280,861	261,017
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (f)	247,048	228,857
Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (f)	251,467	234,859
Verus Securitization Trust Series 2021-2, Class M1, 2.19%, 2/25/2066 ‡ (a) (e)	144,000	113,286
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (f)	423,215	399,312
Total Collateralized Mortgage Obligations (Cost $9,264,632)		8,931,591
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — 0.7%
Dominican Republic Government Bond, 6.00%, 7/19/2028 (d)	300,000	286,276
Federal Republic of Nigeria
6.50%, 11/28/2027 (d)	200,000	152,500
8.38%, 3/24/2029 (a)	200,000	158,000
Hashemite Kingdom of Jordan 4.95%, 7/7/2025 (a)	200,000	188,850
Islamic Republic of Pakistan 6.00%, 4/8/2026 (a)	200,000	124,022
Republic of Angola 8.25%, 5/9/2028 (d)	200,000	173,500
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (d)	200,000	185,662
5.75%, 12/31/2032 (d) (f)	62,695	55,731
Republic of Ecuador
5.50%, 7/31/2030 (a) (f)	75,000	39,319
2.50%, 7/31/2035 (d) (f)	110,000	42,130
Republic of Iraq 6.75%, 3/9/2023 (d)	200,000	192,412
Total Foreign Government Securities (Cost $1,946,866)		1,598,402
Municipal Bonds — 0.1% (e) (h)
California — 0.1%
California Housing Finance Agency Series 2021-1, Class X, 0.80%, 11/20/2035(Cost $128,393)	2,157,486	124,434
	SHARES
Short-Term Investments — 6.8%
Investment Companies — 6.4%
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (i) (j) (Cost $13,778,329)	13,776,790	13,782,301
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (i) (j) (Cost $135,300)	135,300	135,300
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 0.79%, 9/8/2022 (k) (l)(Cost $636,903)	637,000	636,747
Total Short-Term Investments (Cost $14,550,532)		14,554,348
Total Investments — 103.3% (Cost $232,580,957)		220,814,615
Liabilities in Excess of Other Assets — (3.3)%		(7,070,073)
NET ASSETS — 100.0%		213,744,542

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2022. The total value of securities on loan at August 31, 2022 is $129,062.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(d)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of August 31, 2022.
(k)	The rate shown is the effective yield as of August 31, 2022.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	156	12/30/2022	USD	32,487,000	(64,117)
U.S. Treasury 5 Year Note	9	12/30/2022	USD	996,047	(18)
					(64,135)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(109)	12/20/2022	USD	(12,712,125)	98,240
U.S. Treasury 10 Year Ultra Note	(32)	12/20/2022	USD	(3,995,500)	34,292
					132,532
					68,397

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of August 31, 2022:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.38-V2	5.00	Quarterly	6/20/2027	5.31	USD 2,150,000	(61,020)	65,815	4,795

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 40.2%
U.S. Treasury Bonds
6.88%, 8/15/2025	638,000	696,217
6.63%, 2/15/2027	591,000	667,461
6.38%, 8/15/2027	4,000,000	4,533,438
6.13%, 11/15/2027	2,819,000	3,179,744
5.25%, 11/15/2028	2,000,000	2,207,969
6.13%, 8/15/2029	2,100,000	2,465,859
5.38%, 2/15/2031	3,169,000	3,665,642
4.50%, 2/15/2036	2,903,000	3,345,254
4.75%, 2/15/2037	206,000	243,885
5.00%, 5/15/2037	3,774,000	4,576,565
4.50%, 5/15/2038	542,000	626,518
3.50%, 2/15/2039	4,178,000	4,281,144
4.25%, 5/15/2039	10,000	11,222
4.50%, 8/15/2039	996,000	1,150,224
4.38%, 11/15/2039	356,000	404,616
4.63%, 2/15/2040	2,621,000	3,069,027
1.13%, 5/15/2040	13,700,000	9,330,984
4.38%, 5/15/2040	679,000	769,392
1.13%, 8/15/2040	2,701,000	1,822,753
1.38%, 11/15/2040	4,209,400	2,963,023
1.88%, 2/15/2041	7,837,000	6,006,326
2.25%, 5/15/2041	955,000	778,922
1.75%, 8/15/2041	240,000	178,387
2.00%, 11/15/2041	314,000	243,939
2.38%, 2/15/2042	5,811,000	4,819,498
3.13%, 2/15/2042	1,963,000	1,844,300
2.50%, 2/15/2045	3,384,000	2,797,616
3.00%, 5/15/2045	38,000	34,348
2.50%, 5/15/2046	10,713,000	8,826,508
2.25%, 8/15/2046	1,749,000	1,369,412
3.00%, 2/15/2047	164,000	148,779
2.25%, 8/15/2049	994,000	796,598
2.00%, 2/15/2050	2,457,000	1,858,874
1.25%, 5/15/2050	21,151,400	13,080,819
1.38%, 8/15/2050	6,409,000	4,098,756
1.63%, 11/15/2050	8,150,000	5,577,656
2.00%, 8/15/2051	598,000	449,434
1.88%, 11/15/2051	2,009,000	1,464,059
2.25%, 2/15/2052	5,288,000	4,227,921
2.88%, 5/15/2052	256,000	236,080
U.S. Treasury Notes
1.50%, 9/15/2022	804,000	803,686
0.13%, 9/30/2022	173,000	172,662
0.13%, 7/15/2023	3,984,000	3,869,304
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

0.13%, 8/15/2023	331,000	320,579
0.13%, 8/31/2023	517,000	499,794
1.38%, 8/31/2023	360,000	352,519
1.38%, 9/30/2023	13,060,000	12,770,231
0.13%, 10/15/2023	719,000	692,683
0.25%, 11/15/2023	25,361,000	24,407,981
2.88%, 11/30/2023	837,000	830,853
2.25%, 1/31/2024	10,000	9,830
2.50%, 1/31/2024	2,434,000	2,400,723
0.13%, 2/15/2024	11,119,000	10,593,454
1.50%, 2/29/2024	338,000	328,296
2.13%, 2/29/2024	10,000	9,804
2.38%, 2/29/2024	3,723,000	3,663,228
0.25%, 3/15/2024	9,776,000	9,303,621
0.25%, 5/15/2024	2,274,000	2,153,016
2.50%, 5/15/2024	100,000	98,387
1.75%, 6/30/2024	1,967,000	1,907,145
0.38%, 7/15/2024	2,101,000	1,984,296
1.75%, 7/31/2024	10,000	9,684
3.00%, 7/31/2024	859,000	851,551
0.38%, 8/15/2024	3,126,000	2,944,423
2.38%, 8/15/2024	2,800,000	2,742,359
1.25%, 8/31/2024	3,403,000	3,258,638
1.88%, 8/31/2024	259,000	251,139
0.38%, 9/15/2024	22,818,000	21,431,093
1.50%, 9/30/2024	100,000	96,070
1.50%, 10/31/2024	993,000	952,737
1.50%, 11/30/2024	8,182,000	7,834,265
1.38%, 1/31/2025	723,000	687,867
2.50%, 1/31/2025	450,000	439,699
1.13%, 2/28/2025	1,153,000	1,088,414
0.50%, 3/31/2025	6,602,000	6,118,713
0.25%, 5/31/2025	103,300	94,560
2.88%, 5/31/2025	6,189,000	6,087,462
0.25%, 6/30/2025	2,174,000	1,986,323
3.00%, 7/15/2025	849,000	837,724
0.25%, 7/31/2025	1,665,000	1,516,321
0.25%, 8/31/2025	3,416,000	3,102,155
0.25%, 9/30/2025	10,929,000	9,903,552
0.25%, 10/31/2025	16,549,000	14,950,987
0.38%, 11/30/2025	11,313,000	10,235,614
0.38%, 12/31/2025	1,308,000	1,180,572
2.63%, 12/31/2025	3,319,000	3,231,358
0.38%, 1/31/2026	11,644,000	10,482,329
1.63%, 2/15/2026	516,000	484,758
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	179

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
0.50%, 2/28/2026	23,440,000	21,149,106
2.50%, 2/28/2026	136,000	131,676
0.75%, 4/30/2026	1,811,000	1,642,917
0.75%, 5/31/2026	1,692,000	1,531,657
2.13%, 5/31/2026	200,000	190,750
0.63%, 7/31/2026	3,673,000	3,295,657
1.50%, 8/15/2026	507,000	470,678
1.38%, 8/31/2026	398,000	367,746
1.63%, 10/31/2026	3,033,000	2,823,060
1.63%, 11/30/2026	133,000	123,763
1.75%, 12/31/2026	2,528,000	2,362,495
2.25%, 2/15/2027	1,300,000	1,237,945
1.13%, 2/28/2027	3,235,000	2,934,246
0.50%, 4/30/2027	800	702
0.50%, 5/31/2027	6,170,000	5,398,750
0.50%, 6/30/2027	1,890,000	1,650,502
0.38%, 7/31/2027	6,133,000	5,317,503
2.25%, 8/15/2027	2,000,000	1,899,375
0.50%, 8/31/2027	3,414,000	2,969,913
0.38%, 9/30/2027	1,763,000	1,519,623
0.50%, 10/31/2027	6,573,000	5,690,267
2.25%, 11/15/2027	400,000	378,937
0.63%, 11/30/2027	16,659,000	14,482,918
0.63%, 12/31/2027	1,227,000	1,064,039
0.75%, 1/31/2028	8,768,000	7,641,860
1.13%, 2/29/2028	2,001,000	1,778,076
1.25%, 4/30/2028	1,000,000	891,484
2.88%, 5/15/2028	400,000	389,687
1.25%, 5/31/2028	2,852,000	2,539,840
1.00%, 7/31/2028	4,293,000	3,752,686
2.88%, 8/15/2028	800,000	778,812
1.13%, 8/31/2028	479,000	421,333
1.38%, 10/31/2028	2,338,000	2,081,733
1.50%, 11/30/2028	1,749,000	1,567,268
1.38%, 12/31/2028	5,673,000	5,045,868
2.38%, 3/31/2029	15,000	14,147
2.63%, 7/31/2029	1,014,000	972,172
1.63%, 8/15/2029	5,982,000	5,381,931
1.75%, 11/15/2029	3,031,000	2,751,580
1.50%, 2/15/2030	8,746,000	7,757,975
0.63%, 5/15/2030	20,227,000	16,674,633
0.63%, 8/15/2030	8,185,000	6,715,537
1.38%, 11/15/2031	6,811,000	5,836,176
1.88%, 2/15/2032	1,422,000	1,271,801
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.88%, 5/15/2032	1,147,000	1,118,325
2.75%, 8/15/2032	302,000	291,430
Total U.S. Treasury Obligations (Cost $502,176,834)		453,130,207
Mortgage-Backed Securities — 27.7%
FHLMC Gold Pools, 15 Year
Pool # J10548, 4.00%, 8/1/2024	12,276	12,256
Pool # J15449, 4.00%, 5/1/2026	66,611	66,597
Pool # G14781, 3.50%, 3/1/2027	38,437	37,942
Pool # G15201, 4.00%, 5/1/2027	11,884	11,865
Pool # J20129, 2.50%, 8/1/2027	66,367	64,527
Pool # G15438, 4.00%, 9/1/2027	10,531	10,514
Pool # G15602, 2.50%, 11/1/2027	48,963	47,647
Pool # E09028, 2.00%, 3/1/2028	81,399	78,002
Pool # J23362, 2.00%, 4/1/2028	78,110	74,814
Pool # G18466, 2.00%, 5/1/2028	11,229	10,750
Pool # G18465, 2.50%, 5/1/2028	21,258	20,589
Pool # G15601, 2.50%, 1/1/2029	48,275	46,755
Pool # G14957, 3.50%, 1/1/2029	101,277	100,254
Pool # G16570, 4.00%, 7/1/2029	8,561	8,548
Pool # G18540, 2.50%, 2/1/2030	28,096	26,942
Pool # G18556, 2.50%, 6/1/2030	36,177	34,689
Pool # V60840, 3.00%, 6/1/2030	9,654	9,450
Pool # G16622, 3.00%, 11/1/2030	35,375	34,627
Pool # G16019, 3.50%, 12/1/2030	15,317	15,125
Pool # G16044, 2.50%, 1/1/2032	99,275	95,185
Pool # J36524, 3.00%, 3/1/2032	112,345	109,272
Pool # J36660, 3.00%, 3/1/2032	36,993	35,906
Pool # J38270, 2.50%, 1/1/2033	280,608	269,025
Pool # G16568, 2.50%, 4/1/2033	123,554	118,454
FHLMC Gold Pools, 30 Year
Pool # V81680, 4.50%, 12/1/2034	77,565	79,036
Pool # A30892, 5.00%, 1/1/2035	57,402	58,901
Pool # A39210, 5.50%, 10/1/2035	22,787	24,073
Pool # V83754, 5.50%, 1/1/2036	38,386	40,433
Pool # A82255, 5.50%, 9/1/2036	110,640	113,353
Pool # G03381, 5.50%, 9/1/2037	21,117	22,171
Pool # A89760, 4.50%, 12/1/2039	21,125	21,579
Pool # A92197, 5.00%, 5/1/2040	62,391	64,974
Pool # G06856, 6.00%, 5/1/2040	4,137	4,461
Pool # A93359, 4.00%, 8/1/2040	3,664	3,613
Pool # G06222, 4.00%, 1/1/2041	208,099	208,476
Pool # G07794, 5.50%, 6/1/2041	10,431	11,069
Pool # Q03516, 4.50%, 9/1/2041	23,601	24,048
Pool # Q04088, 3.50%, 10/1/2041	21,088	20,498
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # Q04688, 4.00%, 11/1/2041	3,108	3,109
Pool # G08477, 3.50%, 2/1/2042	7,698	7,500
Pool # Q06771, 3.00%, 3/1/2042	37,844	35,984
Pool # C03858, 3.50%, 4/1/2042	103,448	100,784
Pool # Q08646, 3.50%, 6/1/2042	24,724	24,087
Pool # G60737, 4.50%, 8/1/2042	102,378	104,670
Pool # Q11220, 3.50%, 9/1/2042	85,667	83,257
Pool # Q13477, 3.00%, 12/1/2042	116,240	110,531
Pool # Q14321, 3.00%, 12/1/2042	29,124	27,724
Pool # C04420, 3.00%, 1/1/2043	180,795	172,244
Pool # Q14694, 3.00%, 1/1/2043	1,359,301	1,293,943
Pool # G61723, 3.50%, 1/1/2043	71,678	70,642
Pool # C09031, 2.50%, 2/1/2043	93,289	84,388
Pool # V80026, 3.00%, 4/1/2043	52,395	49,835
Pool # Q17374, 4.00%, 4/1/2043	94,205	94,835
Pool # G62033, 4.00%, 11/1/2043	128,873	128,197
Pool # Z40090, 4.50%, 9/1/2044	28,878	29,416
Pool # G61769, 4.50%, 12/1/2044	70,532	72,041
Pool # G61617, 4.50%, 1/1/2045	23,542	24,114
Pool # G08651, 4.00%, 6/1/2045	98,866	98,719
Pool # G08653, 3.00%, 7/1/2045	47,272	44,746
Pool # Q35223, 4.00%, 8/1/2045	10,855	10,670
Pool # G60238, 3.50%, 10/1/2045	696,748	676,641
Pool # G60506, 3.50%, 4/1/2046	38,877	37,693
Pool # G08710, 3.00%, 6/1/2046	32,607	30,882
Pool # Q41024, 3.00%, 6/1/2046	555,782	526,040
Pool # G08724, 2.50%, 9/1/2046	11,886	10,707
Pool # G61070, 3.00%, 9/1/2046	462,654	439,691
Pool # G61730, 3.00%, 9/1/2046	129,952	123,573
Pool # G61235, 4.50%, 9/1/2046	24,224	24,740
Pool # G08736, 2.50%, 12/1/2046	12,667	11,411
Pool # Q45872, 3.00%, 1/1/2047	329,655	310,928
Pool # G08747, 3.00%, 2/1/2047	166,015	156,578
Pool # G61623, 3.00%, 4/1/2047	24,204	22,914
Pool # G60985, 3.00%, 5/1/2047	92,999	88,135
Pool # G60996, 3.50%, 5/1/2047	7,597	7,365
Pool # Q47884, 4.00%, 5/1/2047	23,162	23,003
Pool # V83233, 4.00%, 6/1/2047	96,146	95,487
Pool # G08775, 4.00%, 8/1/2047	32,264	31,898
Pool # Q50152, 4.00%, 8/1/2047	76,983	76,198
Pool # Q51268, 3.50%, 10/1/2047	50,330	48,608
Pool # G08787, 3.00%, 11/1/2047	294,927	276,500
Pool # G61681, 3.00%, 12/1/2047	6,769	6,362
Pool # Q52866, 3.00%, 12/1/2047	23,793	22,411
Pool # G08793, 4.00%, 12/1/2047	30,067	29,862
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # Q53751, 3.50%, 1/1/2048	86,961	84,048
Pool # G08812, 3.00%, 4/1/2048	10,570	9,922
Pool # G61866, 4.00%, 6/1/2048	24,132	24,093
Pool # G61607, 4.50%, 9/1/2048	114,964	116,943
Pool # G08842, 4.00%, 10/1/2048	12,512	12,410
Pool # G61885, 4.50%, 11/1/2048	27,449	27,700
Pool # G08862, 4.00%, 2/1/2049	20,265	20,126
Pool # Q61487, 4.00%, 2/1/2049	35,533	35,290
Pool # G08876, 3.50%, 5/1/2049	39,484	38,027
FHLMC UMBS, 15 Year
Pool # ZS5890, 4.00%, 7/1/2024	77,704	77,574
Pool # ZK2080, 4.00%, 1/1/2025	26,664	26,593
Pool # ZA2587, 4.00%, 9/1/2025	7,945	7,926
Pool # ZK2723, 3.50%, 11/1/2025	14,526	14,305
Pool # ZK3540, 3.00%, 9/1/2026	65,260	64,217
Pool # ZS8460, 3.00%, 4/1/2027	17,622	17,303
Pool # SB0031, 3.50%, 10/1/2027	27,457	27,040
Pool # ZS6674, 2.50%, 4/1/2028	365,043	353,680
Pool # ZS7140, 2.00%, 1/1/2029	201,328	192,228
Pool # ZS7751, 3.00%, 1/1/2029	111,034	108,729
Pool # SB0071, 2.50%, 5/1/2030	27,938	27,115
Pool # ZS7331, 3.00%, 12/1/2030	26,681	26,094
Pool # ZS7888, 2.50%, 10/1/2032	306,296	293,396
Pool # ZK9070, 3.00%, 11/1/2032	675,678	656,611
Pool # ZS7938, 2.50%, 1/1/2033	72,605	69,548
Pool # SB0256, 4.00%, 11/1/2033	70,566	70,385
Pool # SB0077, 3.50%, 10/1/2034	50,746	49,978
Pool # QN1148, 2.50%, 12/1/2034	71,539	68,080
Pool # SB8031, 2.50%, 2/1/2035	148,630	140,894
Pool # SB0302, 3.00%, 4/1/2035	541,122	525,499
Pool # QN2407, 2.00%, 6/1/2035	134,235	123,854
Pool # SB8500, 2.50%, 7/1/2035	390,851	370,506
Pool # SB0424, 2.00%, 10/1/2035	909,152	845,591
Pool # RC1712, 1.50%, 12/1/2035	1,198,327	1,079,991
Pool # SB8090, 2.50%, 2/1/2036	1,038,426	984,346
Pool # QN6095, 2.00%, 5/1/2036	159,868	147,498
Pool # QN6718, 2.00%, 6/1/2036	315,927	291,477
Pool # QN7057, 2.00%, 7/1/2036	180,336	166,380
Pool # SB8111, 2.00%, 7/1/2036	170,867	157,647
Pool # QN8347, 1.50%, 10/1/2036	373,207	335,761
Pool # SB8127, 1.50%, 11/1/2036	367,708	330,810
Pool # SB0570, 2.00%, 11/1/2036	362,614	334,574
Pool # SB8131, 1.50%, 12/1/2036	745,386	670,587
Pool # SB8136, 1.50%, 1/1/2037	469,882	422,583
Pool # SB8140, 1.50%, 2/1/2037	569,321	512,010
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	181

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # SB8147, 1.50%, 4/1/2037	966,501	869,148
FHLMC UMBS, 20 Year
Pool # ZA2277, 3.00%, 9/1/2032	76,358	73,493
Pool # ZJ9491, 3.50%, 12/1/2032	18,502	18,330
Pool # ZS9164, 3.00%, 9/1/2033	468,129	450,565
Pool # SC0107, 3.50%, 11/1/2034	1,078,294	1,068,266
Pool # ZA2463, 3.50%, 6/1/2037	32,007	31,551
Pool # RB5026, 2.50%, 11/1/2039	38,296	34,989
Pool # QK0157, 2.50%, 1/1/2040	16,351	14,940
Pool # RB5032, 2.50%, 2/1/2040	31,441	28,728
Pool # RB5037, 2.50%, 3/1/2040	100,964	92,252
Pool # RB5043, 2.50%, 4/1/2040	42,762	39,082
Pool # RB5048, 2.50%, 5/1/2040	91,228	83,356
Pool # SC0131, 1.50%, 3/1/2041	218,270	184,681
Pool # SC0134, 1.50%, 3/1/2041	223,014	188,695
Pool # RB5142, 2.50%, 1/1/2042	472,777	430,183
Pool # RB5145, 2.00%, 2/1/2042	1,645,069	1,449,608
FHLMC UMBS, 30 Year
Pool # ZI3765, 5.50%, 11/1/2035	39,646	41,584
Pool # ZS2546, 5.00%, 2/1/2039	19,182	20,017
Pool # ZJ0449, 4.00%, 9/1/2040	20,965	20,984
Pool # ZL3548, 3.50%, 8/1/2042	75,428	73,343
Pool # ZA4209, 3.00%, 4/1/2043	802,641	759,544
Pool # ZS3712, 3.50%, 4/1/2043	163,519	161,004
Pool # ZS4077, 3.50%, 1/1/2044	22,498	21,995
Pool # ZS4592, 4.00%, 11/1/2044	147,489	147,164
Pool # ZS4609, 3.00%, 4/1/2045	39,380	37,257
Pool # ZS9618, 3.50%, 3/1/2046	481,334	467,008
Pool # SD0146, 3.00%, 11/1/2046	130,840	123,742
Pool # ZM2209, 3.50%, 12/1/2046	325,463	315,169
Pool # SD0388, 3.50%, 6/1/2047	484,369	471,656
Pool # ZS4729, 3.00%, 8/1/2047	310,740	293,395
Pool # ZM4635, 4.00%, 11/1/2047	435,544	432,160
Pool # SD0225, 3.00%, 12/1/2047	603,206	569,926
Pool # ZT0534, 3.50%, 12/1/2047	313,810	304,466
Pool # ZS4750, 3.00%, 1/1/2048	24,705	23,185
Pool # SD0343, 3.00%, 3/1/2048	837,913	792,711
Pool # SI2002, 4.00%, 3/1/2048	518,573	515,518
Pool # ZM6887, 3.00%, 5/1/2048	47,062	43,948
Pool # ZM7669, 3.50%, 8/1/2048	76,436	73,846
Pool # ZN4476, 3.50%, 12/1/2048	279,888	270,405
Pool # ZA6286, 4.00%, 2/1/2049	130,378	129,366
Pool # ZT1776, 3.50%, 3/1/2049	24,259	23,351
Pool # ZN5087, 4.00%, 4/1/2049	118,192	117,348
Pool # ZT1864, 4.00%, 4/1/2049	3,265	3,240
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # ZT1951, 3.50%, 5/1/2049	7,873	7,576
Pool # ZT1952, 4.00%, 5/1/2049	51,763	51,303
Pool # QA4907, 3.00%, 6/1/2049	137,026	129,118
Pool # ZT2086, 3.50%, 6/1/2049	44,319	42,642
Pool # SD7502, 3.50%, 7/1/2049	130,787	126,580
Pool # SD8001, 3.50%, 7/1/2049	15,369	14,786
Pool # SD7501, 4.00%, 7/1/2049	81,061	80,482
Pool # QA1997, 3.00%, 8/1/2049	18,898	17,586
Pool # RA1202, 3.50%, 8/1/2049	426,025	409,809
Pool # SD8005, 3.50%, 8/1/2049	54,247	52,184
Pool # SD8006, 4.00%, 8/1/2049	32,975	32,607
Pool # SD8023, 2.50%, 11/1/2049	8,684	7,790
Pool # QA4509, 3.00%, 11/1/2049	422,446	393,045
Pool # SD8025, 3.50%, 11/1/2049	161,417	155,510
Pool # SD8029, 2.50%, 12/1/2049	163,990	147,068
Pool # RA1878, 3.50%, 12/1/2049	121,602	116,831
Pool # SD8037, 2.50%, 1/1/2050	436,094	391,002
Pool # QA7416, 3.00%, 2/1/2050	383,117	356,110
Pool # QA7554, 3.00%, 2/1/2050	1,724,426	1,612,301
Pool # RA2116, 3.00%, 2/1/2050	606,745	565,507
Pool # SD0303, 2.50%, 4/1/2050	754,512	678,285
Pool # QA9653, 3.50%, 5/1/2050	41,601	40,025
Pool # SD8080, 2.00%, 6/1/2050	64,851	56,022
Pool # QB1691, 2.00%, 7/1/2050	882,357	761,960
Pool # SD8089, 2.50%, 7/1/2050	1,746,422	1,564,957
Pool # SD8083, 2.50%, 8/1/2050	1,290,595	1,156,459
Pool # RA3727, 2.00%, 10/1/2050	2,109,835	1,820,645
Pool # SD8104, 1.50%, 11/1/2050	1,287,033	1,053,645
Pool # RA4197, 2.50%, 12/1/2050	561,218	502,535
Pool # RA4349, 2.50%, 1/1/2051	363,278	326,909
Pool # QB8583, 1.50%, 2/1/2051	1,274,204	1,043,052
Pool # RA4530, 2.50%, 2/1/2051	550,311	492,998
Pool # SD8129, 2.50%, 2/1/2051	704,776	631,345
Pool # SD8140, 2.00%, 4/1/2051	418,674	361,026
Pool # SD8142, 3.00%, 4/1/2051	1,127,096	1,045,938
Pool # SD8145, 1.50%, 5/1/2051	1,092,525	894,326
Pool # QC2565, 2.00%, 6/1/2051	1,829,298	1,577,263
Pool # QC3259, 2.00%, 6/1/2051	1,666,728	1,444,936
Pool # SD8158, 3.50%, 6/1/2051	336,562	321,536
Pool # SD8155, 2.00%, 7/1/2051	1,371,924	1,182,870
Pool # SD8156, 2.50%, 7/1/2051	656,437	587,247
Pool # QC5125, 2.00%, 8/1/2051	279,202	240,712
Pool # QC6057, 2.50%, 8/1/2051	271,363	242,760
Pool # SD8163, 3.50%, 8/1/2051	137,684	131,596
Pool # RA5832, 2.50%, 9/1/2051	765,382	684,353
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # SD8168, 3.00%, 9/1/2051	255,736	237,318
Pool # SD8172, 2.00%, 10/1/2051	848,149	730,174
Pool # SD8173, 2.50%, 10/1/2051	460,077	411,298
Pool # RA6507, 2.00%, 12/1/2051	1,957,797	1,685,035
Pool # QD3500, 2.50%, 12/1/2051	2,070,626	1,858,863
Pool # RA6694, 2.00%, 1/1/2052	479,291	412,758
Pool # SD0963, 3.50%, 1/1/2052	1,115,160	1,064,303
Pool # SD0897, 2.00%, 2/1/2052	1,966,985	1,696,364
Pool # SD8204, 2.00%, 4/1/2052	1,962,841	1,689,478
Pool # QD9578, 2.50%, 4/1/2052	1,568,964	1,402,204
Pool # QD9765, 2.50%, 4/1/2052	1,571,177	1,404,178
Pool # SD0945, 3.50%, 4/1/2052	1,139,480	1,087,171
Pool # SD8214, 3.50%, 5/1/2052	1,176,680	1,122,228
FNMA UMBS, 15 Year
Pool # AC8711, 4.00%, 12/1/2024	171,504	171,100
Pool # AC7007, 4.50%, 1/1/2025	12,948	13,097
Pool # AL9580, 4.00%, 3/1/2025	10,355	10,329
Pool # 932724, 4.00%, 4/1/2025	5,693	5,679
Pool # AE0971, 4.00%, 5/1/2025	20,125	20,073
Pool # AE0939, 3.50%, 2/1/2026	35,602	35,093
Pool # FM2968, 4.00%, 5/1/2026	10,169	10,156
Pool # AJ6632, 3.00%, 11/1/2026	44,634	43,872
Pool # AJ9357, 3.50%, 1/1/2027	92,281	91,048
Pool # AK4047, 3.00%, 2/1/2027	17,182	16,880
Pool # AL4586, 4.00%, 2/1/2027	35,902	35,859
Pool # AO0527, 3.00%, 5/1/2027	23,084	22,666
Pool # AO4400, 2.50%, 7/1/2027	57,654	56,039
Pool # AB5823, 3.50%, 8/1/2027	88,422	87,426
Pool # AL8138, 4.00%, 9/1/2027	20,777	20,737
Pool # AB6811, 2.50%, 10/1/2027	13,355	12,951
Pool # AQ9442, 2.00%, 12/1/2027	28,449	27,274
Pool # AB8447, 2.50%, 2/1/2028	23,919	23,175
Pool # AR4180, 2.50%, 2/1/2028	11,219	10,870
Pool # AL3802, 3.00%, 2/1/2028	70,185	68,661
Pool # AB8787, 2.00%, 3/1/2028	78,057	74,790
Pool # AP6059, 2.00%, 6/1/2028	9,262	8,849
Pool # BM5381, 3.00%, 6/1/2028	76,116	74,619
Pool # BM1892, 2.50%, 9/1/2028	23,286	22,590
Pool # AS0761, 3.00%, 10/1/2028	28,875	28,215
Pool # AU6961, 3.00%, 10/1/2028	56,194	54,939
Pool # AL6132, 4.50%, 3/1/2029	7,166	7,249
Pool # FM1105, 2.50%, 6/1/2029	48,585	47,093
Pool # AS3345, 2.00%, 7/1/2029	13,861	13,110
Pool # MA2061, 3.00%, 10/1/2029	72,908	71,305
Pool # FM1465, 3.00%, 5/1/2030	124,171	121,451
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 890666, 2.00%, 6/1/2030	29,266	27,683
Pool # MA2684, 3.00%, 7/1/2031	123,710	120,980
Pool # AL9418, 3.50%, 8/1/2031	43,289	42,815
Pool # BD5647, 2.00%, 11/1/2031	18,673	17,474
Pool # 890776, 3.50%, 11/1/2031	28,531	28,159
Pool # BM5490, 3.50%, 11/1/2031	19,710	19,500
Pool # AS8708, 2.50%, 2/1/2032	406,889	389,743
Pool # BM4993, 3.50%, 3/1/2032	43,904	43,431
Pool # BM4741, 3.00%, 4/1/2032	12,308	12,031
Pool # FM1645, 3.00%, 4/1/2032	152,784	149,579
Pool # MA3124, 2.50%, 9/1/2032	39,316	37,660
Pool # FM3099, 3.50%, 9/1/2032	50,362	49,684
Pool # CA0775, 2.50%, 11/1/2032	28,585	27,345
Pool # MA3188, 3.00%, 11/1/2032	20,959	20,368
Pool # BH7081, 2.50%, 12/1/2032	43,765	41,921
Pool # BH8720, 3.50%, 12/1/2032	40,287	39,642
Pool # FM1161, 2.50%, 1/1/2033	43,440	41,621
Pool # FM1691, 2.50%, 1/1/2033	17,358	16,632
Pool # FM2549, 2.50%, 1/1/2033	94,235	90,279
Pool # CA9078, 3.00%, 9/1/2033	573,797	560,660
Pool # FM1123, 4.00%, 9/1/2033	123,093	123,965
Pool # FM2153, 4.00%, 11/1/2033	150,209	149,917
Pool # BD9105, 4.00%, 1/1/2034	39,493	39,448
Pool # BM5306, 4.00%, 1/1/2034	5,084	5,095
Pool # FM1733, 3.50%, 5/1/2034	731,960	721,068
Pool # FM1842, 3.50%, 6/1/2034	156,410	154,261
Pool # FM6946, 3.00%, 7/1/2034	439,667	430,153
Pool # BO1822, 3.50%, 7/1/2034	73,285	72,112
Pool # MA3764, 2.50%, 9/1/2034	9,198	8,753
Pool # MA3910, 2.00%, 1/1/2035	29,086	26,837
Pool # FM3569, 3.00%, 1/1/2035	137,946	134,950
Pool # FM7941, 2.50%, 2/1/2035	392,557	376,077
Pool # FM8550, 3.00%, 2/1/2035	293,925	285,773
Pool # FM2708, 3.00%, 3/1/2035	72,112	70,562
Pool # MA4075, 2.50%, 7/1/2035	425,646	403,487
Pool # FM4035, 2.50%, 8/1/2035	71,599	67,870
Pool # CA7497, 2.50%, 10/1/2035	1,317,804	1,249,131
Pool # FM5396, 2.00%, 12/1/2035	834,709	770,415
Pool # BR3349, 1.50%, 1/1/2036	1,479,894	1,331,565
Pool # BR1309, 2.00%, 1/1/2036	564,973	521,288
Pool # FM5537, 2.00%, 1/1/2036	633,365	584,368
Pool # FM5797, 2.00%, 1/1/2036	619,042	571,178
Pool # FM5367, 1.50%, 2/1/2036	462,959	416,525
Pool # MA4261, 2.00%, 2/1/2036	681,773	629,040
Pool # CB0305, 1.50%, 5/1/2036	946,501	851,555
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	183

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # FM7843, 1.50%, 6/1/2036	87,945	79,122
Pool # BP3507, 2.00%, 6/1/2036	170,459	157,274
Pool # FM8292, 2.00%, 7/1/2036	290,264	267,812
Pool # MA4430, 1.00%, 8/1/2036	182,047	158,987
Pool # BT0273, 1.50%, 9/1/2036	457,347	411,454
Pool # MA4417, 1.50%, 9/1/2036	360,106	323,863
Pool # MA4418, 2.00%, 9/1/2036	175,573	161,988
Pool # MA4441, 1.50%, 10/1/2036	502,186	451,643
Pool # BT9452, 1.50%, 11/1/2036	184,524	165,950
Pool # FM9247, 2.00%, 11/1/2036	355,190	327,695
Pool # MA4497, 2.00%, 12/1/2036	2,592,413	2,391,774
Pool # MA4516, 2.00%, 1/1/2037	560,528	517,143
Pool # BV7189, 2.00%, 3/1/2037	928,911	857,027
Pool # MA4581, 1.50%, 4/1/2037	966,060	868,803
FNMA UMBS, 20 Year
Pool # AE6799, 4.50%, 11/1/2030	2,485	2,521
Pool # MA0885, 3.50%, 10/1/2031	31,152	30,862
Pool # AB4853, 3.00%, 4/1/2032	28,527	27,459
Pool # MA1058, 3.00%, 5/1/2032	13,476	12,971
Pool # MA1165, 3.00%, 9/1/2032	74,484	71,692
Pool # MA2079, 4.00%, 11/1/2034	14,917	14,939
Pool # AL7654, 3.00%, 9/1/2035	63,857	61,485
Pool # MA2472, 3.00%, 12/1/2035	12,782	12,303
Pool # FM1133, 4.00%, 6/1/2036	31,174	31,221
Pool # MA3099, 4.00%, 8/1/2037	91,672	91,809
Pool # BM5330, 2.50%, 12/1/2037	41,599	37,860
Pool # FM3204, 4.00%, 10/1/2038	35,715	36,119
Pool # MA4072, 2.50%, 7/1/2040	152,321	139,195
Pool # MA4128, 2.00%, 9/1/2040	1,410,292	1,252,055
Pool # MA4204, 2.00%, 12/1/2040	875,755	777,287
Pool # CA9019, 2.00%, 2/1/2041	394,034	349,664
Pool # MA4310, 1.50%, 4/1/2041	791,627	670,329
Pool # MA4422, 2.00%, 9/1/2041	412,442	364,454
Pool # MA4446, 2.00%, 10/1/2041	416,378	367,931
Pool # FS0316, 1.50%, 11/1/2041	679,041	575,016
Pool # MA4521, 2.50%, 1/1/2042	567,575	516,439
Pool # BV7697, 2.50%, 4/1/2042	976,138	888,223
Pool # MA4587, 2.50%, 4/1/2042	976,522	888,579
FNMA UMBS, 30 Year
Pool # 254447, 6.00%, 9/1/2032	23,308	25,106
Pool # 711215, 5.50%, 6/1/2033	17,816	18,271
Pool # AA1005, 5.00%, 12/1/2033	13,539	14,055
Pool # 725232, 5.00%, 3/1/2034	10,906	11,340
Pool # 725228, 6.00%, 3/1/2034	56,535	60,405
Pool # 790003, 6.00%, 8/1/2034	16,448	17,420
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 735503, 6.00%, 4/1/2035	39,977	42,322
Pool # 190360, 5.00%, 8/1/2035	29,272	30,543
Pool # 904601, 6.00%, 11/1/2036	39,717	42,792
Pool # 888538, 5.50%, 1/1/2037	21,619	22,919
Pool # AB0284, 6.00%, 2/1/2037	39,336	42,379
Pool # AL2627, 5.00%, 7/1/2037	19,703	20,479
Pool # 956965, 6.50%, 12/1/2037	12,278	12,829
Pool # BH7907, 6.50%, 12/1/2037	18,934	20,423
Pool # 961793, 5.00%, 3/1/2038	75,526	78,823
Pool # 985661, 5.50%, 6/1/2038	13,413	14,009
Pool # AU7519, 3.50%, 9/1/2038	32,235	31,420
Pool # AA7402, 4.50%, 6/1/2039	118,452	120,976
Pool # AC2638, 5.00%, 10/1/2039	159,446	166,441
Pool # AL0100, 6.00%, 10/1/2039	55,302	58,788
Pool # AC4886, 5.00%, 11/1/2039	29,066	30,298
Pool # 190399, 5.50%, 11/1/2039	85,688	90,845
Pool # AB1143, 4.50%, 6/1/2040	92,304	94,818
Pool # AD6938, 4.50%, 6/1/2040	127,196	129,818
Pool # AD5479, 5.00%, 6/1/2040	25,077	26,170
Pool # AB1259, 5.00%, 7/1/2040	30,283	31,606
Pool # AB1292, 5.00%, 8/1/2040	14,206	14,535
Pool # AL5437, 5.00%, 8/1/2040	99,454	103,557
Pool # AB1421, 5.00%, 9/1/2040	45,475	47,471
Pool # AE4142, 5.00%, 9/1/2040	32,234	33,324
Pool # AE3857, 5.00%, 10/1/2040	668,791	697,125
Pool # AE8289, 4.00%, 12/1/2040	96,223	96,308
Pool # MA0622, 3.50%, 1/1/2041	32,757	31,919
Pool # AH2312, 5.00%, 1/1/2041	70,823	73,200
Pool # AE0828, 3.50%, 2/1/2041	18,433	17,966
Pool # AH3804, 4.00%, 2/1/2041	20,932	20,951
Pool # MA0639, 4.00%, 2/1/2041	32,975	33,004
Pool # AB2676, 3.50%, 4/1/2041	110,102	107,270
Pool # AL0241, 4.00%, 4/1/2041	66,222	66,281
Pool # AI1887, 4.50%, 5/1/2041	243,283	247,875
Pool # BM3118, 6.00%, 7/1/2041	84,832	91,401
Pool # AJ2293, 4.00%, 9/1/2041	20,114	19,984
Pool # AL0933, 5.00%, 10/1/2041	83,813	87,478
Pool # AW8154, 3.50%, 1/1/2042	21,572	21,010
Pool # AX5318, 4.50%, 1/1/2042	72,739	74,236
Pool # BD4480, 4.50%, 1/1/2042	362,374	369,823
Pool # AL1998, 4.00%, 3/1/2042	102,135	102,226
Pool # AO4134, 3.50%, 6/1/2042	13,537	13,144
Pool # AO8694, 4.50%, 7/1/2042	36,296	36,338
Pool # AP4258, 3.00%, 8/1/2042	86,668	82,458
Pool # AB6632, 3.50%, 10/1/2042	128,823	125,388
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AB6633, 3.50%, 10/1/2042	23,817	23,182
Pool # AL3344, 4.50%, 10/1/2042	146,759	150,260
Pool # AB6828, 3.50%, 11/1/2042	120,094	116,892
Pool # AL3182, 3.50%, 12/1/2042	20,549	20,233
Pool # AQ9316, 2.50%, 1/1/2043	56,761	51,296
Pool # AB7580, 3.00%, 1/1/2043	133,867	127,635
Pool # AQ1104, 3.00%, 1/1/2043	29,080	27,567
Pool # AR0168, 3.00%, 2/1/2043	51,641	49,141
Pool # AB7964, 3.50%, 2/1/2043	74,442	73,297
Pool # AR2271, 3.50%, 2/1/2043	284,575	276,527
Pool # BM4751, 3.50%, 3/1/2043	33,934	33,082
Pool # AB8742, 4.00%, 3/1/2043	15,999	16,085
Pool # AR6770, 4.00%, 3/1/2043	17,310	17,294
Pool # AT2015, 3.00%, 4/1/2043	35,304	33,548
Pool # AT2016, 3.00%, 4/1/2043	532,352	505,735
Pool # AB9194, 3.50%, 5/1/2043	123,203	119,916
Pool # FM4462, 3.50%, 5/1/2043	910,671	886,413
Pool # AU1629, 3.00%, 7/1/2043	82,618	78,446
Pool # BM3785, 3.50%, 7/1/2043	131,779	128,266
Pool # AS0241, 4.00%, 8/1/2043	798,287	792,410
Pool # BM3704, 3.00%, 9/1/2043	36,182	34,378
Pool # AT2612, 3.50%, 9/1/2043	77,807	75,954
Pool # AU4256, 3.50%, 9/1/2043	26,867	26,040
Pool # AU4283, 3.50%, 9/1/2043	20,263	19,675
Pool # AL4062, 4.00%, 9/1/2043	31,473	31,520
Pool # BM4635, 2.50%, 10/1/2043	162,560	146,952
Pool # AS1121, 4.00%, 11/1/2043	31,586	31,517
Pool # AV0022, 4.00%, 11/1/2043	480,009	478,953
Pool # AL7696, 3.00%, 12/1/2043	58,770	55,872
Pool # AV6103, 4.00%, 1/1/2044	173,963	173,581
Pool # BC1737, 4.00%, 1/1/2044	75,116	74,695
Pool # BM5365, 4.00%, 3/1/2044	72,523	72,587
Pool # FM1744, 3.50%, 5/1/2044	33,772	33,254
Pool # AS2700, 4.00%, 6/1/2044	41,413	41,322
Pool # AW6233, 4.50%, 6/1/2044	1,681,969	1,708,935
Pool # AS2947, 4.00%, 7/1/2044	42,040	41,948
Pool # AL9072, 5.00%, 7/1/2044	76,419	80,105
Pool # AL9569, 5.00%, 8/1/2044	113,170	118,596
Pool # AX0152, 4.50%, 9/1/2044	27,450	28,254
Pool # BM4620, 3.00%, 10/1/2044	92,203	87,780
Pool # AS3867, 4.00%, 11/1/2044	11,195	11,170
Pool # FM1746, 3.50%, 1/1/2045	103,593	101,538
Pool # FM0015, 4.00%, 2/1/2045	103,848	104,004
Pool # MA2193, 4.50%, 2/1/2045	19,189	19,583
Pool # FM3414, 4.00%, 3/1/2045	673,614	667,504
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BM3398, 3.50%, 4/1/2045	14,914	14,516
Pool # CA2709, 4.00%, 9/1/2045	1,313,100	1,313,585
Pool # AS5851, 4.50%, 9/1/2045	11,627	11,792
Pool # AS6184, 3.50%, 11/1/2045	140,790	137,995
Pool # BA0315, 3.50%, 11/1/2045	434,073	420,131
Pool # FM1869, 4.00%, 11/1/2045	67,703	66,497
Pool # BM4833, 3.00%, 12/1/2045	583,764	552,705
Pool # FM1708, 3.00%, 12/1/2045	42,033	39,999
Pool # BC0066, 3.50%, 12/1/2045	30,809	29,783
Pool # FM3413, 4.00%, 1/1/2046	84,638	84,515
Pool # FM2323, 4.00%, 2/1/2046	41,915	41,952
Pool # AL9128, 4.50%, 2/1/2046	20,804	21,161
Pool # AS6811, 3.00%, 3/1/2046	31,207	29,514
Pool # BM4834, 3.00%, 3/1/2046	30,702	29,184
Pool # FM1782, 4.00%, 3/1/2046	13,157	13,167
Pool # FM2195, 4.00%, 3/1/2046	31,168	31,196
Pool # AS7003, 3.00%, 4/1/2046	39,148	36,999
Pool # AS7198, 4.50%, 5/1/2046	113,975	115,850
Pool # BD0166, 2.50%, 6/1/2046	120,198	108,234
Pool # BM5168, 2.50%, 6/1/2046	26,139	23,629
Pool # BC6105, 3.50%, 6/1/2046	1,079,667	1,045,735
Pool # FM1780, 4.00%, 7/1/2046	715,739	713,852
Pool # AS7660, 2.50%, 8/1/2046	239,516	215,663
Pool # MA2730, 2.50%, 8/1/2046	33,930	30,426
Pool # FM3810, 3.00%, 10/1/2046	111,546	105,786
Pool # AL9385, 3.00%, 11/1/2046	52,433	49,480
Pool # MA2806, 3.00%, 11/1/2046	162,119	153,071
Pool # BM3288, 3.50%, 12/1/2046	23,191	22,464
Pool # BM4990, 2.50%, 1/1/2047	12,319	11,137
Pool # FM2807, 3.00%, 1/1/2047	86,065	81,445
Pool # 890856, 3.50%, 1/1/2047	132,997	128,813
Pool # FM3374, 3.50%, 1/1/2047	161,265	157,158
Pool # FM0041, 3.00%, 2/1/2047	626,739	591,537
Pool # BM5955, 4.00%, 2/1/2047	38,441	38,357
Pool # BM5270, 4.50%, 2/1/2047	17,292	17,647
Pool # BM4350, 3.00%, 3/1/2047	816,199	771,918
Pool # MA2920, 3.00%, 3/1/2047	8,046	7,587
Pool # FM3107, 3.50%, 3/1/2047	269,340	260,908
Pool # AS9313, 4.00%, 3/1/2047	17,368	17,247
Pool # FM4735, 3.00%, 4/1/2047	164,608	155,575
Pool # FM6073, 4.00%, 4/1/2047	1,262,675	1,248,368
Pool # AS9480, 4.50%, 4/1/2047	31,016	31,520
Pool # FM1772, 4.50%, 5/1/2047	16,628	16,968
Pool # BD0667, 4.50%, 6/1/2047	404,238	406,284
Pool # AS9937, 3.00%, 7/1/2047	592,457	558,408
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	185

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AS9946, 3.50%, 7/1/2047	44,634	43,234
Pool # BM1568, 3.50%, 7/1/2047	72,692	71,576
Pool # BH7375, 3.50%, 8/1/2047	48,508	46,984
Pool # CA0148, 4.50%, 8/1/2047	12,440	12,466
Pool # CA0850, 3.00%, 9/1/2047	36,064	33,897
Pool # MA3147, 3.00%, 10/1/2047	41,572	39,057
Pool # BM2003, 4.00%, 10/1/2047	166,435	164,973
Pool # BH9392, 3.50%, 11/1/2047	14,071	13,579
Pool # CA0681, 3.50%, 11/1/2047	235,615	230,547
Pool # FM0028, 3.00%, 12/1/2047	49,974	47,353
Pool # MA3209, 3.00%, 12/1/2047	288,172	270,339
Pool # FM1420, 3.50%, 12/1/2047	223,663	217,045
Pool # CA4015, 3.00%, 1/1/2048	9,943	9,339
Pool # BJ6154, 3.50%, 1/1/2048	182,449	176,519
Pool # MA3238, 3.50%, 1/1/2048	51,158	49,448
Pool # BJ5910, 3.50%, 2/1/2048	200,221	196,751
Pool # MA3305, 3.50%, 3/1/2048	216,936	209,666
Pool # FM3494, 2.50%, 4/1/2048	11,677	10,519
Pool # CA2687, 3.00%, 5/1/2048	23,423	22,104
Pool # BM4054, 4.00%, 5/1/2048	100,088	99,313
Pool # MA3425, 3.00%, 6/1/2048	34,612	32,411
Pool # BM4757, 3.50%, 7/1/2048	41,074	39,908
Pool # FM3438, 3.00%, 8/1/2048	710,194	670,338
Pool # BM2007, 4.00%, 9/1/2048	4,587	4,546
Pool # CA2368, 4.00%, 9/1/2048	30,273	30,039
Pool # MA3472, 5.00%, 9/1/2048	10,282	10,542
Pool # CA4655, 3.50%, 10/1/2048	94,228	91,270
Pool # MA3495, 4.00%, 10/1/2048	30,201	29,968
Pool # CA2432, 4.50%, 10/1/2048	55,307	55,965
Pool # FM7895, 3.50%, 11/1/2048	286,479	277,519
Pool # FM1248, 4.50%, 11/1/2048	17,489	17,563
Pool # CA2797, 4.50%, 12/1/2048	672,665	683,589
Pool # FM0030, 3.00%, 2/1/2049	53,027	50,071
Pool # FM6237, 3.50%, 4/1/2049	588,007	572,031
Pool # MA3637, 3.50%, 4/1/2049	18,832	18,124
Pool # MA3638, 4.00%, 4/1/2049	17,588	17,442
Pool # BN5418, 4.50%, 4/1/2049	21,683	21,903
Pool # MA3664, 4.00%, 5/1/2049	8,943	8,836
Pool # FM4074, 4.50%, 5/1/2049	302,220	305,800
Pool # CA4358, 3.50%, 7/1/2049	17,392	16,733
Pool # FM1672, 4.50%, 7/1/2049	795,375	811,683
Pool # MA3745, 3.50%, 8/1/2049	86,625	83,522
Pool # MA3746, 4.00%, 8/1/2049	13,329	13,170
Pool # FM1385, 5.00%, 8/1/2049	401,208	418,502
Pool # BO4012, 3.00%, 9/1/2049	110,659	102,933
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # FM1449, 3.50%, 9/1/2049	146,646	141,082
Pool # FM4430, 3.50%, 9/1/2049	574,679	553,870
Pool # FM3572, 4.50%, 9/1/2049	83,942	84,934
Pool # MA3803, 3.50%, 10/1/2049	41,740	40,241
Pool # MA3833, 2.50%, 11/1/2049	131,806	118,928
Pool # BK0350, 3.00%, 11/1/2049	1,103,271	1,028,411
Pool # MA3870, 2.50%, 12/1/2049	204,298	183,328
Pool # FM2363, 3.00%, 1/1/2050	2,020,534	1,892,279
Pool # MA3905, 3.00%, 1/1/2050	906,904	841,980
Pool # CA5021, 3.50%, 1/1/2050	38,909	37,370
Pool # FM5922, 3.50%, 1/1/2050	381,905	368,543
Pool # MA3906, 3.50%, 1/1/2050	39,364	37,851
Pool # CA5135, 2.50%, 2/1/2050	150,298	135,703
Pool # MA3936, 2.50%, 2/1/2050	149,683	134,236
Pool # FM2733, 2.50%, 3/1/2050	105,168	94,335
Pool # FM4883, 2.50%, 3/1/2050	2,027,427	1,817,923
Pool # FM4372, 3.50%, 3/1/2050	578,213	556,205
Pool # BP2403, 3.50%, 4/1/2050	281,516	269,116
Pool # BP5001, 2.50%, 5/1/2050	610,402	547,195
Pool # FM3257, 3.00%, 5/1/2050	252,133	236,584
Pool # BK2753, 2.50%, 7/1/2050	950,103	851,671
Pool # MA4078, 2.50%, 7/1/2050	367,979	329,618
Pool # BP6626, 2.00%, 8/1/2050	2,433,368	2,101,920
Pool # MA4100, 2.00%, 8/1/2050	1,145,641	993,211
Pool # BP9500, 2.50%, 8/1/2050	94,388	84,606
Pool # BQ0723, 3.50%, 8/1/2050	1,300,332	1,248,228
Pool # FM5750, 4.00%, 8/1/2050	358,456	352,446
Pool # MA4119, 2.00%, 9/1/2050	154,580	133,619
Pool # BK3044, 2.50%, 9/1/2050	807,228	723,510
Pool # BP6702, 2.50%, 9/1/2050	618,402	555,078
Pool # FM8260, 4.00%, 9/1/2050	590,507	586,316
Pool # MA4158, 2.00%, 10/1/2050	1,803,513	1,561,090
Pool # MA4159, 2.50%, 10/1/2050	607,875	544,818
Pool # MA4182, 2.00%, 11/1/2050	1,888,189	1,630,811
Pool # CA7603, 2.50%, 11/1/2050	333,142	298,426
Pool # MA4183, 2.50%, 11/1/2050	2,723,034	2,440,516
Pool # CA8222, 1.50%, 12/1/2050	1,541,328	1,262,432
Pool # MA4209, 1.50%, 12/1/2050	1,329,949	1,089,952
Pool # BQ5160, 2.00%, 12/1/2050	2,769,141	2,390,828
Pool # FM5849, 2.00%, 12/1/2050	928,091	800,691
Pool # MA4208, 2.00%, 12/1/2050	486,200	419,990
Pool # BR2807, 2.50%, 12/1/2050	1,343,412	1,204,434
Pool # MA4210, 2.50%, 12/1/2050	1,519,940	1,362,177
Pool # FM5597, 2.00%, 1/1/2051	226,396	195,248
Pool # FM6241, 2.00%, 1/1/2051	3,923,142	3,383,937
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # FM5854, 2.50%, 1/1/2051	195,311	175,072
Pool # MA4254, 1.50%, 2/1/2051	355,603	291,365
Pool # CA9190, 2.00%, 2/1/2051	876,742	756,343
Pool # FM6037, 2.00%, 2/1/2051	1,871,724	1,621,541
Pool # FM6126, 2.00%, 2/1/2051	221,617	191,126
Pool # MA4255, 2.00%, 2/1/2051	4,884,762	4,225,954
Pool # BR3515, 2.50%, 2/1/2051	167,173	149,781
Pool # FM6244, 2.00%, 3/1/2051	891,255	769,216
Pool # MA4281, 2.00%, 3/1/2051	268,373	231,549
Pool # FM6523, 2.50%, 3/1/2051	318,217	284,860
Pool # FM6764, 2.50%, 3/1/2051	895,229	802,014
Pool # FM6537, 2.00%, 4/1/2051	3,889,131	3,375,752
Pool # MA4306, 2.50%, 4/1/2051	261,964	234,568
Pool # FM7099, 3.00%, 4/1/2051	1,260,803	1,181,205
Pool # MA4325, 2.00%, 5/1/2051	2,411,951	2,077,860
Pool # FM7066, 2.50%, 5/1/2051	877,096	795,462
Pool # MA4355, 2.00%, 6/1/2051	452,717	390,516
Pool # CB0727, 2.50%, 6/1/2051	1,515,399	1,357,706
Pool # FM7418, 2.50%, 6/1/2051	935,580	837,961
Pool # FM8194, 2.00%, 7/1/2051	378,056	325,991
Pool # MA4378, 2.00%, 7/1/2051	2,194,151	1,892,522
Pool # CB1027, 2.50%, 7/1/2051	279,047	249,548
Pool # MA4379, 2.50%, 7/1/2051	654,264	585,379
Pool # MA4380, 3.00%, 7/1/2051	236,251	219,261
Pool # FM8278, 3.50%, 7/1/2051	440,343	420,990
Pool # BT9030, 2.00%, 8/1/2051	190,303	164,063
Pool # MA4398, 2.00%, 8/1/2051	2,212,671	1,905,329
Pool # BR2236, 2.50%, 8/1/2051	275,888	246,646
Pool # BR2237, 2.50%, 8/1/2051	542,647	485,330
Pool # BR2258, 2.50%, 8/1/2051	182,279	163,050
Pool # CB1276, 2.50%, 8/1/2051	782,758	699,888
Pool # MA4399, 2.50%, 8/1/2051	1,505,375	1,346,593
Pool # MA4401, 3.50%, 8/1/2051	142,330	135,988
Pool # BT0240, 2.00%, 9/1/2051	188,182	162,239
Pool # MA4413, 2.00%, 9/1/2051	797,189	686,423
Pool # MA4414, 2.50%, 9/1/2051	542,269	484,967
Pool # MA4437, 2.00%, 10/1/2051	801,638	690,415
Pool # MA4438, 2.50%, 10/1/2051	551,669	493,273
Pool # CB1917, 3.00%, 10/1/2051	2,054,041	1,908,487
Pool # MA4464, 1.50%, 11/1/2051	576,480	472,222
Pool # MA4465, 2.00%, 11/1/2051	1,332,914	1,148,163
Pool # MA4492, 2.00%, 12/1/2051	3,097,304	2,665,786
Pool # FM9868, 2.50%, 12/1/2051	572,769	514,194
Pool # FM9870, 2.50%, 12/1/2051	580,185	520,378
Pool # MA4493, 2.50%, 12/1/2051	946,937	846,489
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA4511, 2.00%, 1/1/2052	867,566	746,696
Pool # MA4512, 2.50%, 1/1/2052	478,438	427,673
Pool # MA4547, 2.00%, 2/1/2052	2,440,949	2,100,874
Pool # MA4548, 2.50%, 2/1/2052	481,700	430,499
Pool # MA4578, 2.50%, 4/1/2052	1,662,846	1,486,092
Pool # MA4598, 2.50%, 5/1/2052	1,674,278	1,496,316
Pool # MA4600, 3.50%, 5/1/2052	980,784	935,397
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 9/25/2037 (a)	500,000	449,277
TBA, 2.00%, 9/25/2037 (a)	200,000	184,375
TBA, 2.50%, 9/25/2037 (a)	600,000	567,562
TBA, 3.00%, 9/25/2037 (a)	500,000	484,277
TBA, 3.50%, 9/25/2037 (a)	500,000	490,997
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 9/25/2052 (a)	7,000,000	6,021,504
TBA, 2.50%, 9/25/2052 (a)	10,600,000	9,463,812
TBA, 3.00%, 9/25/2052 (a)	9,300,000	8,607,586
TBA, 3.50%, 9/25/2052 (a)	6,000,000	5,716,406
TBA, 4.00%, 9/25/2052 (a)	6,751,000	6,589,081
TBA, 4.50%, 9/25/2052 (a)	2,866,000	2,848,535
TBA, 5.00%, 9/25/2052 (a)	1,100,000	1,110,055
GNMA I, 30 Year
Pool # 704155, 5.50%, 1/15/2039	17,771	19,058
Pool # 726769, 5.00%, 9/15/2039	13,674	14,005
Pool # 721340, 5.00%, 12/15/2039	47,887	49,017
Pool # 754439, 3.50%, 12/15/2041	110,712	109,288
Pool # 711674, 3.00%, 9/15/2042	46,806	44,342
Pool # 783748, 3.50%, 4/15/2043	66,290	65,549
Pool # 784660, 4.00%, 4/15/2043	6,000	6,074
Pool # AC2224, 3.50%, 6/15/2043	46,313	45,791
Pool # 785088, 3.50%, 7/15/2043	59,938	59,654
Pool # AJ4151, 4.00%, 9/15/2044	213,736	216,473
Pool # AL9314, 3.00%, 3/15/2045	42,017	39,601
Pool # 784664, 4.00%, 4/15/2045	22,863	23,365
Pool # AO0544, 3.00%, 8/15/2045	24,041	22,656
Pool # 627030, 3.00%, 12/15/2045	22,350	21,062
Pool # 784429, 3.00%, 8/15/2046	82,534	78,213
Pool # 784652, 4.00%, 11/15/2047	468,795	480,925
Pool # 784766, 3.50%, 3/15/2048	540,694	530,004
GNMA II, 15 Year
Pool # MA0513, 2.50%, 11/20/2027	62,514	60,680
Pool # MA4625, 3.50%, 8/20/2032	23,932	23,623
Pool # MA6906, 2.50%, 10/20/2035	403,666	380,664
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	187

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
GNMA II, 30 Year
Pool # 711773, 3.50%, 6/20/2033	56,782	54,809
Pool # 3459, 5.50%, 10/20/2033	50,263	53,436
Pool # AQ5932, 3.50%, 1/20/2036	81,494	78,667
Pool # 4222, 6.00%, 8/20/2038	9,269	10,114
Pool # 709148, 4.50%, 2/20/2039	29,054	29,198
Pool # 4446, 4.50%, 5/20/2039	2,815	2,902
Pool # 4467, 4.00%, 6/20/2039	13,043	13,123
Pool # 4468, 4.50%, 6/20/2039	2,507	2,584
Pool # 4494, 4.00%, 7/20/2039	13,979	14,064
Pool # 4495, 4.50%, 7/20/2039	10,839	11,172
Pool # 4519, 4.50%, 8/20/2039	4,008	4,131
Pool # 4558, 4.50%, 10/20/2039	3,402	3,507
Pool # 4576, 4.00%, 11/20/2039	6,418	6,457
Pool # 4598, 4.50%, 12/20/2039	6,622	6,728
Pool # 4617, 4.50%, 1/20/2040	3,605	3,716
Pool # 4636, 4.50%, 2/20/2040	5,188	5,347
Pool # 4656, 4.00%, 3/20/2040	10,451	10,515
Pool # 4677, 4.00%, 4/20/2040	27,949	28,120
Pool # 4678, 4.50%, 4/20/2040	1,258	1,297
Pool # 4695, 4.00%, 5/20/2040	3,096	3,115
Pool # 4696, 4.50%, 5/20/2040	1,262	1,300
Pool # 4712, 4.00%, 6/20/2040	4,820	4,849
Pool # 4800, 4.00%, 9/20/2040	4,977	5,007
Pool # 737727, 4.00%, 12/20/2040	43,704	43,838
Pool # 4945, 4.00%, 2/20/2041	10,813	10,879
Pool # 759342, 4.50%, 2/20/2041	227,306	230,983
Pool # 4950, 5.50%, 2/20/2041	19,430	20,796
Pool # 4976, 3.50%, 3/20/2041	12,334	12,149
Pool # 4977, 4.00%, 3/20/2041	19,833	19,954
Pool # 5016, 4.00%, 4/20/2041	7,727	7,774
Pool # 5054, 4.00%, 5/20/2041	12,101	12,175
Pool # 5114, 4.00%, 7/20/2041	1,583	1,593
Pool # 779497, 3.50%, 10/20/2041	7,890	7,642
Pool # 5233, 4.00%, 11/20/2041	1,941	1,953
Pool # 5258, 3.50%, 12/20/2041	117,883	116,066
Pool # 5259, 4.00%, 12/20/2041	7,413	7,458
Pool # 5279, 3.50%, 1/20/2042	21,901	21,558
Pool # 5330, 3.00%, 3/20/2042	14,111	13,472
Pool # 754406, 3.50%, 5/20/2042	54,114	52,464
Pool # MA0220, 3.50%, 7/20/2042	9,208	9,049
Pool # MA0318, 3.50%, 8/20/2042	128,029	125,393
Pool # 796468, 4.00%, 9/20/2042	19,301	19,466
Pool # AA6040, 3.00%, 1/20/2043	112,283	105,918
Pool # AD1584, 3.00%, 1/20/2043	124,684	117,144
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AD2125, 3.50%, 1/20/2043	87,064	85,922
Pool # AA6054, 3.00%, 2/20/2043	196,895	186,299
Pool # AD1744, 3.00%, 2/20/2043	16,584	16,022
Pool # 783755, 3.00%, 4/20/2043	128,976	123,099
Pool # 783976, 3.50%, 4/20/2043	21,375	20,730
Pool # MA1012, 3.50%, 5/20/2043	109,342	107,303
Pool # MA1157, 3.50%, 7/20/2043	21,665	21,251
Pool # MA1284, 3.00%, 9/20/2043	17,342	16,559
Pool # 785065, 3.50%, 10/20/2043	224,001	216,218
Pool # MA1376, 4.00%, 10/20/2043	102,427	102,172
Pool # AI7106, 4.00%, 6/20/2044	30,328	30,067
Pool # 784026, 3.50%, 12/20/2044	190,733	186,191
Pool # MA2678, 3.50%, 3/20/2045	135,791	133,087
Pool # MA2679, 4.00%, 3/20/2045	46,781	46,665
Pool # MA2753, 3.00%, 4/20/2045	69,429	66,284
Pool # 626942, 3.00%, 5/20/2045	158,224	148,658
Pool # MA2825, 3.00%, 5/20/2045	176,060	168,083
Pool # MA2829, 5.00%, 5/20/2045	25,907	27,040
Pool # 784800, 3.00%, 6/20/2045	35,696	33,607
Pool # AM9881, 3.00%, 6/20/2045	21,679	20,442
Pool # MA3247, 5.00%, 11/20/2045	22,513	23,494
Pool # AO9442, 3.50%, 12/20/2045	22,140	21,472
Pool # 784119, 3.00%, 2/20/2046	152,184	145,246
Pool # MA3458, 5.50%, 2/20/2046	31,453	33,557
Pool # MA3520, 3.00%, 3/20/2046	413,293	394,587
Pool # MA3735, 3.00%, 6/20/2046	281,067	268,245
Pool # AT7138, 3.50%, 6/20/2046	284,045	274,263
Pool # MA3935, 2.50%, 9/20/2046	73,966	67,525
Pool # 784768, 3.00%, 9/20/2046	81,819	77,979
Pool # AT8215, 3.00%, 9/20/2046	23,463	22,157
Pool # MA4002, 2.50%, 10/20/2046	407,279	371,785
Pool # AW0199, 3.00%, 10/20/2046	50,620	47,748
Pool # MA4068, 3.00%, 11/20/2046	11,894	11,341
Pool # MA4072, 5.00%, 11/20/2046	25,590	26,747
Pool # MA4125, 2.50%, 12/20/2046	373,419	340,889
Pool # MA4126, 3.00%, 12/20/2046	55,876	53,342
Pool # MA4260, 2.50%, 2/20/2047	65,062	59,396
Pool # AZ3119, 3.50%, 3/20/2047	30,606	29,552
Pool # AZ7084, 3.50%, 4/20/2047	100,610	97,534
Pool # MA4511, 4.00%, 6/20/2047	175,011	174,353
Pool # BA5041, 5.00%, 6/20/2047	96,909	99,394
Pool # MA4584, 2.50%, 7/20/2047	88,903	81,166
Pool # MA4718, 3.00%, 9/20/2047	7,704	7,326
Pool # MA4721, 4.50%, 9/20/2047	33,412	34,154
Pool # MA4836, 3.00%, 11/20/2047	373,385	355,333
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BC2742, 3.50%, 11/20/2047	648,575	636,128
Pool # BD6940, 3.50%, 12/20/2047	169	163
Pool # MA4900, 3.50%, 12/20/2047	91,413	89,159
Pool # MA5019, 3.50%, 2/20/2048	237,725	231,688
Pool # MA5077, 3.50%, 3/20/2048	35,449	34,528
Pool # MA5138, 4.50%, 4/20/2048	14,077	14,215
Pool # 785033, 3.50%, 5/20/2048	215,293	213,652
Pool # MA5194, 5.00%, 5/20/2048	87,302	89,343
Pool # MA5329, 3.50%, 7/20/2048	8,495	8,281
Pool # MA5468, 5.00%, 9/20/2048	6,787	6,920
Pool # MA5527, 3.50%, 10/20/2048	31,180	30,380
Pool # MA5595, 4.00%, 11/20/2048	38,837	38,625
Pool # BJ6759, 4.50%, 11/20/2048	361,935	365,807
Pool # MA5650, 3.50%, 12/20/2048	12,851	12,521
Pool # MA5651, 4.00%, 12/20/2048	186,409	184,044
Pool # MA5709, 3.50%, 1/20/2049	90,050	87,969
Pool # BI6473, 4.00%, 1/20/2049	717,319	723,475
Pool # BJ9901, 3.00%, 2/20/2049	56,701	53,373
Pool # MA5930, 3.50%, 5/20/2049	11,578	11,235
Pool # MA5983, 2.50%, 6/20/2049	133,143	121,528
Pool # MA5985, 3.50%, 6/20/2049	46,290	44,693
Pool # MA5987, 4.50%, 6/20/2049	41,178	41,402
Pool # MA5988, 5.00%, 6/20/2049	7,880	8,089
Pool # MA6039, 3.50%, 7/20/2049	77,832	75,526
Pool # BM5450, 4.50%, 7/20/2049	74,008	74,910
Pool # MA6220, 4.00%, 10/20/2049	203,860	201,658
Pool # BR4627, 3.00%, 11/20/2049	502,249	473,812
Pool # 785067, 3.50%, 12/20/2049	427,272	413,941
Pool # MA6478, 5.00%, 2/20/2050	27,519	28,269
Pool # MA6542, 3.50%, 3/20/2050	259,222	252,118
Pool # MA6545, 5.00%, 3/20/2050	30,577	31,466
Pool # BV1348, 2.50%, 6/20/2050	50,699	45,277
Pool # MA6709, 2.50%, 6/20/2050	751,447	689,987
Pool # MA6818, 2.00%, 8/20/2050	1,393,200	1,239,042
Pool # BY8818, 2.00%, 10/20/2050	560,824	493,093
Pool # 785401, 2.50%, 10/20/2050	801,452	724,541
Pool # MA6994, 2.00%, 11/20/2050	1,528,190	1,359,014
Pool # BY8832, 2.50%, 11/20/2050	508,932	461,643
Pool # MA7051, 2.00%, 12/20/2050	2,365,020	2,103,020
Pool # CA4485, 2.50%, 12/20/2050	586,168	527,825
Pool # MA7052, 2.50%, 12/20/2050	975,458	893,313
Pool # MA7055, 4.00%, 12/20/2050	259,546	256,936
Pool # MA7135, 2.00%, 1/20/2051	2,704,560	2,404,849
Pool # MA7254, 2.00%, 3/20/2051	1,170,805	1,040,773
Pool # MA7311, 2.00%, 4/20/2051	2,770,395	2,462,067
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 785449, 3.00%, 4/20/2051	315,002	296,741
Pool # MA7367, 2.50%, 5/20/2051	1,594,125	1,459,202
Pool # MA7368, 3.00%, 5/20/2051	490,622	461,979
Pool # MA7417, 2.00%, 6/20/2051	3,206,742	2,847,869
Pool # MA7418, 2.50%, 6/20/2051	1,755,520	1,606,014
Pool # MA7420, 3.50%, 6/20/2051	445,076	429,726
Pool # MA7471, 2.00%, 7/20/2051	2,612,318	2,318,804
Pool # MA7472, 2.50%, 7/20/2051	844,634	772,397
Pool # MA7473, 3.00%, 7/20/2051	534,070	502,659
Pool # MA7533, 2.00%, 8/20/2051	1,088,170	970,325
Pool # MA7588, 2.00%, 9/20/2051	1,106,507	981,434
Pool # MA7589, 2.50%, 9/20/2051	458,473	419,098
Pool # MA7766, 2.00%, 12/20/2051	2,405,537	2,131,996
Pool # MA7826, 2.00%, 1/20/2052	484,768	429,467
Pool # 785881, 2.50%, 1/20/2052	2,105,504	1,896,511
Pool # 785945, 3.00%, 2/20/2052	978,732	921,885
Pool # 786017, 3.00%, 3/20/2052	983,301	926,798
Pool # MA7937, 3.00%, 3/20/2052	976,448	917,641
Pool # MA7988, 3.00%, 4/20/2052	983,625	924,341
GNMA II, Single Family, 30 Year
TBA, 2.00%, 9/15/2052 (a)	1,600,000	1,412,844
TBA, 2.50%, 9/15/2052 (a)	6,300,000	5,740,137
TBA, 3.00%, 9/15/2052 (a)	4,200,000	3,941,930
TBA, 3.50%, 9/15/2052 (a)	600,000	578,508
TBA, 4.00%, 9/15/2052 (a)	1,600,000	1,576,625
TBA, 4.50%, 9/15/2052 (a)	1,400,000	1,400,219
TBA, 5.00%, 9/15/2052 (a)	600,000	607,922
Total Mortgage-Backed Securities (Cost $345,540,099)		312,078,533
Corporate Bonds — 24.5%
Aerospace & Defense — 0.4%
Lockheed Martin Corp.
3.55%, 1/15/2026	133,000	131,967
1.85%, 6/15/2030	833,000	717,029
3.60%, 3/1/2035	117,000	108,178
3.80%, 3/1/2045	213,000	187,948
4.09%, 9/15/2052	187,000	173,863
4.30%, 6/15/2062	3,229,000	2,996,904
		4,315,889
Banks — 2.7%
Bank of Nova Scotia (The) (Canada)
3.40%, 2/11/2024	409,000	405,773
1.95%, 2/2/2027	1,708,000	1,537,538
2.45%, 2/2/2032	614,000	510,570
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	189

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Canadian Imperial Bank of Commerce (Canada)
0.50%, 12/14/2023	723,000	692,866
3.10%, 4/2/2024	4,496,000	4,433,311
0.95%, 10/23/2025	231,000	210,061
Discover Bank
4.25%, 3/13/2026	636,000	621,291
3.45%, 7/27/2026	90,000	85,275
4.65%, 9/13/2028	960,000	923,204
2.70%, 2/6/2030	699,000	582,508
First Horizon Corp. 4.00%, 5/26/2025	402,000	393,323
First-Citizens Bank & Trust Co. (TSFR3M + 1.72%), 2.97%, 9/27/2025 (b)	1,025,000	978,622
Korea Development Bank (The) (South Korea)
1.38%, 4/25/2027	882,000	785,714
2.00%, 10/25/2031	424,000	357,558
Kreditanstalt fuer Wiederaufbau (Germany)
2.63%, 2/28/2024	36,000	35,516
0.25%, 3/8/2024	371,000	353,004
0.50%, 9/20/2024	500,000	470,112
2.50%, 11/20/2024	75,000	73,327
0.38%, 7/18/2025	198,000	180,703
0.63%, 1/22/2026	72,000	65,303
1.00%, 10/1/2026 (c)	403,000	364,511
3.00%, 5/20/2027	66,000	64,664
1.75%, 9/14/2029	70,000	62,925
Zero Coupon, 6/29/2037	832,000	494,217
Landwirtschaftliche Rentenbank (Germany)
2.00%, 1/13/2025	498,000	480,466
2.38%, 6/10/2025	75,000	72,547
0.88%, 3/30/2026	170,000	154,604
0.88%, 9/3/2030	779,000	641,853
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (b)	1,179,000	1,158,314
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (b)	398,000	347,878
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (b)	1,381,000	1,248,398
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Oesterreichische Kontrollbank AG (Austria)
1.50%, 2/12/2025	160,000	152,121
0.50%, 2/2/2026	130,000	117,010
Regions Financial Corp.
2.25%, 5/18/2025	63,000	60,002
1.80%, 8/12/2028	1,999,000	1,721,074
Royal Bank of Canada (Canada)
0.43%, 1/19/2024	18,000	17,184
2.55%, 7/16/2024	1,620,000	1,576,207
2.25%, 11/1/2024	2,242,000	2,156,821
1.15%, 6/10/2025	49,000	45,170
0.88%, 1/20/2026	603,000	540,302
1.40%, 11/2/2026	283,000	251,786
Series FXD, 2.05%, 1/21/2027	698,000	636,814
3.88%, 5/4/2032	1,967,000	1,858,397
SVB Financial Group
1.80%, 10/28/2026	2,278,000	2,021,315
2.10%, 5/15/2028	234,000	198,310
3.13%, 6/5/2030	63,000	53,927
1.80%, 2/2/2031	251,000	189,273
		30,381,669
Beverages — 0.0% ^
Brown-Forman Corp.
3.50%, 4/15/2025	186,000	183,952
4.00%, 4/15/2038	113,000	102,302
4.50%, 7/15/2045	269,000	251,259
		537,513
Biotechnology — 0.1%
Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/2030	276,000	219,464
2.80%, 9/15/2050	1,950,000	1,311,389
		1,530,853
Building Products — 0.0% ^
Allegion plc 3.50%, 10/1/2029	344,000	303,558
Capital Markets — 3.3%
Affiliated Managers Group, Inc. 4.25%, 2/15/2024	370,000	369,992
Ameriprise Financial, Inc.
3.70%, 10/15/2024	631,000	626,083
3.00%, 4/2/2025	101,000	98,364
2.88%, 9/15/2026	828,000	787,798
BGC Partners, Inc. 3.75%, 10/1/2024	175,000	169,517
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
BlackRock, Inc.
3.50%, 3/18/2024	269,000	268,170
3.20%, 3/15/2027	1,652,000	1,620,892
3.25%, 4/30/2029	300,000	285,283
2.40%, 4/30/2030	343,000	301,380
2.10%, 2/25/2032	2,117,000	1,757,407
Cboe Global Markets, Inc. 1.63%, 12/15/2030	1,377,000	1,109,695
Charles Schwab Corp. (The)
0.75%, 3/18/2024	260,000	248,824
3.75%, 4/1/2024	227,000	226,633
4.20%, 3/24/2025	85,000	85,384
3.63%, 4/1/2025	10,000	9,869
2.45%, 3/3/2027	534,000	498,319
3.30%, 4/1/2027	1,197,000	1,160,904
2.00%, 3/20/2028	909,000	817,244
4.00%, 2/1/2029	451,000	443,591
3.25%, 5/22/2029	1,057,000	990,769
4.63%, 3/22/2030	513,000	519,883
1.95%, 12/1/2031	12,000	9,793
CI Financial Corp. (Canada)
3.20%, 12/17/2030	163,000	123,661
4.10%, 6/15/2051	22,000	14,396
CME Group, Inc.
3.00%, 3/15/2025	363,000	356,002
3.75%, 6/15/2028	294,000	288,841
2.65%, 3/15/2032	935,000	823,122
4.15%, 6/15/2048	1,990,000	1,894,279
Deutsche Bank AG (Germany)
0.90%, 5/28/2024	2,382,000	2,239,082
(SOFR + 2.58%), 3.96%, 11/26/2025 (b)	605,000	579,603
4.10%, 1/13/2026	1,608,000	1,568,002
(SOFR + 3.19%), 6.12%, 7/14/2026 (b)	481,000	481,219
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	1,889,000	1,664,100
Franklin Resources, Inc. 2.95%, 8/12/2051	112,000	77,593
Intercontinental Exchange, Inc.
3.75%, 12/1/2025	57,000	56,454
1.85%, 9/15/2032	356,000	280,893
2.65%, 9/15/2040	1,860,000	1,378,839
3.00%, 6/15/2050	445,000	324,518
4.95%, 6/15/2052	103,000	101,278
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
3.00%, 9/15/2060	4,339,000	2,943,035
5.20%, 6/15/2062	57,000	56,081
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	520,000	521,491
Lazard Group LLC
3.75%, 2/13/2025	2,269,000	2,232,846
3.63%, 3/1/2027	276,000	260,806
4.38%, 3/11/2029	404,000	387,775
Morgan Stanley (SOFR + 0.46%), 0.53%, 1/25/2024 (b)	877,000	863,505
Nasdaq, Inc.
3.85%, 6/30/2026	519,000	511,094
1.65%, 1/15/2031	128,000	101,912
2.50%, 12/21/2040	62,000	43,131
3.25%, 4/28/2050	1,789,000	1,330,425
3.95%, 3/7/2052	289,000	241,595
Raymond James Financial, Inc.
4.65%, 4/1/2030	233,000	228,813
3.75%, 4/1/2051	247,000	199,519
S&P Global, Inc.
2.95%, 1/22/2027	327,000	313,811
2.50%, 12/1/2029	425,000	376,055
3.25%, 12/1/2049	189,000	148,175
2.30%, 8/15/2060	1,140,000	690,785
Stifel Financial Corp.
4.25%, 7/18/2024	780,000	777,131
4.00%, 5/15/2030	686,000	621,776
		37,507,437
Chemicals — 0.2%
CF Industries, Inc. 5.38%, 3/15/2044	371,000	347,542
EI du Pont de Nemours and Co.
1.70%, 7/15/2025	20,000	18,799
2.30%, 7/15/2030	1,668,000	1,442,127
Huntsman International LLC
4.50%, 5/1/2029	497,000	457,677
2.95%, 6/15/2031	541,000	432,282
		2,698,427
Communications Equipment — 0.6%
Cisco Systems, Inc.
3.63%, 3/4/2024	2,374,000	2,375,750
3.50%, 6/15/2025	1,802,000	1,798,817
2.50%, 9/20/2026 (c)	669,000	642,269
5.90%, 2/15/2039	200,000	227,091
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	191

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Communications Equipment — continued
Juniper Networks, Inc.
3.75%, 8/15/2029	157,000	142,665
2.00%, 12/10/2030	1,733,000	1,349,653
		6,536,245
Construction & Engineering — 0.1%
Valmont Industries, Inc. 5.25%, 10/1/2054	1,399,000	1,321,952
Construction Materials — 0.0% ^
Eagle Materials, Inc. 2.50%, 7/1/2031	723,000	565,578
Consumer Finance — 1.7%
Ally Financial, Inc.
1.45%, 10/2/2023	712,600	690,346
3.88%, 5/21/2024	1,242,000	1,230,210
5.13%, 9/30/2024	403,000	408,753
4.63%, 3/30/2025	130,000	129,669
2.20%, 11/2/2028	1,411,000	1,164,897
8.00%, 11/01/2031	740,000	820,262
American Express Co.
3.70%, 8/3/2023	976,000	974,671
3.40%, 2/22/2024	598,000	593,209
2.50%, 7/30/2024	100,000	97,290
3.00%, 10/30/2024	164,000	160,732
4.20%, 11/6/2025	777,000	778,279
3.13%, 5/20/2026	190,000	183,390
3.30%, 5/3/2027	726,000	694,731
4.05%, 12/3/2042	2,737,000	2,486,753
Discover Financial Services
3.95%, 11/6/2024	1,916,000	1,895,969
4.10%, 2/9/2027	856,000	824,272
Synchrony Financial
4.38%, 3/19/2024	178,000	177,321
4.50%, 7/23/2025	142,000	138,834
3.70%, 8/4/2026	1,260,000	1,180,398
3.95%, 12/1/2027	811,000	737,652
5.15%, 3/19/2029	3,871,000	3,684,158
		19,051,796
Containers & Packaging — 0.1%
Avery Dennison Corp.
4.88%, 12/6/2028	108,000	109,065
2.65%, 4/30/2030	935,000	788,065
2.25%, 2/15/2032	10,000	7,843
		904,973
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Financial Services — 0.2%
Block Financial LLC
2.50%, 7/15/2028	120,000	104,202
3.88%, 8/15/2030	857,000	777,926
National Rural Utilities Cooperative Finance Corp. Series D, 1.00%, 10/18/2024	1,019,000	958,053
		1,840,181
Diversified Telecommunication Services — 0.1%
Bell Telephone Co. of Canada or Bell Canada (The) (Canada)
Series US-3, 0.75%, 3/17/2024	13,000	12,355
Series US-5, 2.15%, 2/15/2032	593,000	483,328
Series US-6, 3.20%, 2/15/2052	237,000	172,993
Koninklijke KPN NV (Netherlands) 8.38%, 10/1/2030	355,000	411,848
		1,080,524
Electric Utilities — 1.3%
Alabama Power Co.
Series 20-A, 1.45%, 9/15/2030	767,000	624,141
3.45%, 10/1/2049	170,000	133,824
Emera US Finance LP (Canada) 2.64%, 6/15/2031	1,034,000	853,884
Enel Americas SA (Chile) 4.00%, 10/25/2026	168,000	164,947
Georgia Power Co.
Series A, 2.20%, 9/15/2024	1,542,000	1,490,602
5.13%, 5/15/2052	47,000	47,318
Hydro-Quebec (Canada) 8.50%, 12/1/2029	50,000	64,056
Iberdrola International BV (Spain)
5.81%, 3/15/2025	345,000	359,518
6.75%, 7/15/2036	267,000	298,167
Interstate Power and Light Co.
3.70%, 9/15/2046	2,496,000	2,022,953
3.50%, 9/30/2049	1,195,000	946,094
Ohio Edison Co. 6.88%, 7/15/2036	400,000	459,524
Oklahoma Gas and Electric Co.
3.80%, 8/15/2028	400,000	385,705
3.30%, 3/15/2030	81,000	74,246
4.15%, 4/1/2047	200,000	176,632
Southern Co. (The)
Series A, 3.70%, 4/30/2030	3,184,000	2,972,032
4.40%, 7/1/2046	561,000	494,657
Tampa Electric Co.
2.40%, 3/15/2031	676,000	581,246
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
4.10%, 6/15/2042	122,000	107,021
Tucson Electric Power Co.
1.50%, 8/1/2030	78,000	62,094
3.25%, 5/1/2051	264,000	193,654
Union Electric Co.
8.45%, 3/15/2039	60,000	79,269
3.90%, 9/15/2042	2,448,000	2,132,451
Wisconsin Power & Light Co. 3.05%, 10/15/2027	43,000	40,895
Wisconsin Power and Light Co.
1.95%, 9/16/2031	12,000	9,803
3.65%, 4/1/2050	28,000	22,506
		14,797,239
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp.
2.05%, 3/1/2025	280,000	266,294
4.35%, 6/1/2029	51,000	50,372
2.80%, 2/15/2030	540,000	472,257
2.20%, 9/15/2031	561,000	462,610
CDW LLC 3.57%, 12/1/2031	2,164,000	1,821,342
Tyco Electronics Group SA (Switzerland)
3.45%, 8/1/2024	38,000	37,676
2.50%, 2/4/2032	979,000	850,005
		3,960,556
Entertainment — 0.4%
Activision Blizzard, Inc.
3.40%, 9/15/2026	36,000	35,123
1.35%, 9/15/2030	2,598,000	2,050,866
4.50%, 6/15/2047	1,249,000	1,185,967
Electronic Arts, Inc.
4.80%, 3/1/2026 (c)	473,000	481,088
1.85%, 2/15/2031	523,000	427,906
		4,180,950
Food & Staples Retailing — 0.2%
Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029	716,000	783,135
Costco Wholesale Corp.
2.75%, 5/18/2024 (c)	200,000	197,718
1.75%, 4/20/2032	1,467,000	1,207,443
		2,188,296
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food Products — 0.1%
Flowers Foods, Inc.
3.50%, 10/1/2026	487,000	463,243
2.40%, 3/15/2031	159,000	131,976
		595,219
Gas Utilities — 0.2%
National Fuel Gas Co.
5.20%, 7/15/2025	1,539,000	1,543,881
4.75%, 9/1/2028	640,000	616,398
		2,160,279
Health Care Equipment & Supplies — 0.3%
Edwards Lifesciences Corp. 4.30%, 6/15/2028	1,013,000	1,007,314
STERIS Irish FinCo. UnLtd Co. 3.75%, 3/15/2051	2,773,000	2,129,932
		3,137,246
Health Care Providers & Services — 0.2%
AmerisourceBergen Corp.
0.74%, 3/15/2023	70,000	68,775
3.25%, 3/1/2025	255,000	248,919
3.45%, 12/15/2027	413,000	394,356
2.80%, 5/15/2030	49,000	42,615
4.25%, 3/1/2045	350,000	303,161
4.30%, 12/15/2047	962,000	867,001
		1,924,827
Hotels, Restaurants & Leisure — 0.1%
Choice Hotels International, Inc. 3.70%, 1/15/2031	830,000	723,916
Household Durables — 0.2%
NVR, Inc. 3.00%, 5/15/2030	896,000	765,792
PulteGroup, Inc.
7.88%, 6/15/2032	30,000	33,459
6.00%, 2/15/2035	1,615,000	1,571,363
		2,370,614
Household Products — 0.2%
Church & Dwight Co., Inc.
3.15%, 8/1/2027 (c)	342,000	324,557
2.30%, 12/15/2031	110,000	92,598
3.95%, 8/1/2047	1,693,000	1,477,347
		1,894,502
Independent Power and Renewable Electricity Producers — 0.2%
Constellation Energy Generation LLC
3.25%, 6/1/2025	247,000	239,669
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	193

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
6.25%, 10/1/2039	1,323,000	1,389,291
5.75%, 10/1/2041	427,000	423,186
5.60%, 6/15/2042	510,000	505,006
		2,557,152
Industrial Conglomerates — 0.0% ^
Pentair Finance SARL 4.50%, 7/1/2029	305,000	285,105
Interactive Media & Services — 0.6%
Alphabet, Inc.
3.38%, 2/25/2024	494,000	492,746
0.45%, 8/15/2025	3,208,000	2,930,841
2.00%, 8/15/2026	2,307,000	2,174,672
1.90%, 8/15/2040	217,000	153,398
2.05%, 8/15/2050	748,000	492,850
		6,244,507
Internet & Direct Marketing Retail — 0.0% ^
Alibaba Group Holding Ltd. (China) 2.80%, 6/6/2023	213,000	210,910
IT Services — 0.2%
Amdocs Ltd. 2.54%, 6/15/2030	517,000	430,069
CGI, Inc. (Canada) 1.45%, 9/14/2026	1,717,000	1,512,757
		1,942,826
Life Sciences Tools & Services — 0.0% ^
Agilent Technologies, Inc. 2.30%, 3/12/2031	702,000	577,658
Machinery — 0.3%
Dover Corp.
3.15%, 11/15/2025	463,000	447,981
2.95%, 11/4/2029	220,000	199,253
5.38%, 10/15/2035 (c)	283,000	284,993
IDEX Corp. 3.00%, 5/1/2030	1,139,000	1,001,087
nVent Finance Sarl (United Kingdom) 2.75%, 11/15/2031	633,000	497,693
Oshkosh Corp. 3.10%, 3/1/2030	801,000	678,574
		3,109,581
Media — 0.1%
Interpublic Group of Cos., Inc. (The)
4.75%, 3/30/2030	139,000	133,534
3.38%, 3/1/2041	900,000	644,072
5.40%, 10/1/2048	30,000	28,886
		806,492
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — 2.2%
ArcelorMittal SA (Luxembourg) 4.55%, 3/11/2026 (c)	964,000	945,925
Barrick Gold Corp. (Canada)
6.45%, 10/15/2035	1,504,000	1,652,815
5.25%, 4/1/2042	428,000	417,111
Barrick North America Finance LLC (Canada) 5.75%, 5/1/2043	300,000	308,103
Barrick PD Australia Finance Pty. Ltd. (Canada) 5.95%, 10/15/2039	700,000	737,507
Freeport-McMoRan, Inc.
5.00%, 9/1/2027	206,000	208,125
4.38%, 8/1/2028	1,692,000	1,595,171
5.45%, 3/15/2043	2,085,000	1,872,002
Newmont Corp.
2.80%, 10/1/2029	1,603,000	1,399,371
2.25%, 10/1/2030	665,000	546,499
5.88%, 4/1/2035	100,000	103,815
6.25%, 10/1/2039	384,000	413,254
4.88%, 3/15/2042	1,699,000	1,614,548
5.45%, 6/9/2044	843,000	835,660
Rio Tinto Alcan, Inc. (Canada)
7.25%, 3/15/2031	897,000	1,062,263
6.13%, 12/15/2033	701,000	796,442
5.75%, 6/1/2035	106,000	114,730
Rio Tinto Finance USA plc (Australia)
4.75%, 3/22/2042	900,000	894,329
4.13%, 8/21/2042	669,000	614,290
Southern Copper Corp. (Peru)
3.88%, 4/23/2025	2,255,000	2,208,512
6.75%, 4/16/2040	100,000	112,516
5.25%, 11/8/2042	653,000	631,400
5.88%, 4/23/2045	1,863,000	1,940,692
Vale Overseas Ltd. (Brazil)
6.25%, 8/10/2026	1,055,000	1,106,136
3.75%, 7/8/2030	3,176,000	2,756,448
Vale SA (Brazil) 5.63%, 9/11/2042	194,000	181,032
		25,068,696
Multiline Retail — 0.3%
Dollar General Corp.
3.25%, 4/15/2023	381,000	379,313
4.15%, 11/1/2025	100,000	99,592
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multiline Retail — continued
3.50%, 4/3/2030	686,000	632,769
4.13%, 4/3/2050	2,605,000	2,194,027
		3,305,701
Multi-Utilities — 0.2%
Ameren Corp.
3.65%, 2/15/2026	1,003,000	976,068
3.50%, 1/15/2031	182,000	165,965
Consolidated Edison Co. of New York, Inc.
2.40%, 6/15/2031	185,000	158,094
3.70%, 11/15/2059	151,000	118,332
Southern Co. Gas Capital Corp.
Series 20-A, 1.75%, 1/15/2031	621,000	492,102
4.40%, 6/1/2043	20,000	17,303
3.95%, 10/1/2046	15,000	12,038
4.40%, 5/30/2047	17,000	14,714
Series 21A, 3.15%, 9/30/2051	281,000	196,619
		2,151,235
Oil, Gas & Consumable Fuels — 2.9%
Burlington Resources LLC 7.20%, 8/15/2031	479,000	562,015
Canadian Natural Resources Ltd. (Canada)
2.95%, 1/15/2023	100,000	99,512
2.05%, 7/15/2025	3,502,000	3,267,068
2.95%, 7/15/2030	1,559,000	1,359,436
5.85%, 2/1/2035	1,100,000	1,088,527
CNOOC Finance 2014 ULC (China) 4.25%, 4/30/2024	250,000	250,918
CNOOC Finance 2015 USA LLC (China) 3.50%, 5/5/2025	401,000	395,249
CNOOC Petroleum North America ULC (China) 5.88%, 3/10/2035	575,000	591,799
ConocoPhillips 5.90%, 10/15/2032	323,000	357,230
ConocoPhillips Co.
2.40%, 3/7/2025	90,000	86,998
3.76%, 3/15/2042 (d)	771,000	677,569
4.03%, 3/15/2062 (d)	3,307,000	2,819,266
Continental Resources, Inc.
3.80%, 6/1/2024	1,037,000	1,022,141
4.90%, 6/1/2044	2,038,000	1,592,835
Devon Energy Corp.
4.50%, 1/15/2030	2,847,000	2,720,165
7.95%, 4/15/2032	218,000	253,174
5.60%, 7/15/2041	1,610,000	1,592,546
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	44,000	48,666
EOG Resources, Inc.
3.15%, 4/1/2025	244,000	239,819
4.38%, 4/15/2030	511,000	512,401
3.90%, 4/1/2035	666,000	613,564
4.95%, 4/15/2050	730,000	754,042
Equinor ASA (Norway)
7.75%, 6/15/2023	288,000	296,623
3.70%, 3/1/2024	100,000	99,981
3.63%, 9/10/2028	159,000	155,107
Hess Corp.
3.50%, 7/15/2024	260,000	255,819
4.30%, 4/1/2027	260,000	253,816
7.30%, 8/15/2031	967,000	1,079,784
7.13%, 3/15/2033	121,000	134,418
6.00%, 1/15/2040	228,000	232,585
5.60%, 2/15/2041	2,388,000	2,299,532
Magellan Midstream Partners LP
3.25%, 6/1/2030	425,000	377,106
5.15%, 10/15/2043	407,000	373,785
4.25%, 9/15/2046	691,000	569,730
4.20%, 10/3/2047	372,000	303,005
4.85%, 2/1/2049	400,000	354,983
3.95%, 3/1/2050	1,155,000	907,059
Marathon Oil Corp.
4.40%, 7/15/2027	195,000	189,652
6.80%, 3/15/2032	300,000	320,703
6.60%, 10/1/2037	300,000	314,691
5.20%, 6/1/2045	553,000	505,722
Pioneer Natural Resources Co.
0.55%, 5/15/2023	1,549,000	1,511,854
1.13%, 1/15/2026	280,000	250,204
1.90%, 8/15/2030	430,000	350,758
2.15%, 1/15/2031	700,000	576,235
Tosco Corp. 8.13%, 2/15/2030	65,000	78,380
		32,696,472
Pharmaceuticals — 1.5%
Johnson & Johnson
2.05%, 3/1/2023 (c)	188,000	186,986
0.55%, 9/1/2025	2,850,000	2,610,288
2.95%, 3/3/2027	92,000	89,456
3.55%, 3/1/2036	87,000	81,035
3.63%, 3/3/2037	79,000	73,366
3.40%, 1/15/2038	408,000	365,640
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	195

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
2.10%, 9/1/2040	198,000	144,057
4.50%, 9/1/2040	73,000	72,854
4.85%, 5/15/2041	46,000	47,680
4.50%, 12/5/2043	76,000	76,304
3.70%, 3/1/2046	1,979,000	1,767,740
3.75%, 3/3/2047	518,000	466,050
3.50%, 1/15/2048	399,000	350,192
2.25%, 9/1/2050	1,175,000	811,331
2.45%, 9/1/2060	469,000	312,664
Merck & Co., Inc.
0.75%, 2/24/2026	1,569,000	1,419,274
2.35%, 6/24/2040	896,000	660,977
2.45%, 6/24/2050	134,000	92,780
Pfizer, Inc.
3.60%, 9/15/2028	923,000	915,484
1.75%, 8/18/2031	736,000	611,044
4.30%, 6/15/2043	739,000	707,668
Wyeth LLC 5.95%, 4/1/2037	1,000,000	1,135,090
Zoetis, Inc.
3.00%, 9/12/2027	1,435,000	1,358,037
3.90%, 8/20/2028	550,000	535,872
2.00%, 5/15/2030	1,045,000	877,766
4.70%, 2/1/2043	255,000	242,785
3.95%, 9/12/2047	447,000	387,230
4.45%, 8/20/2048	305,000	284,583
		16,684,233
Professional Services — 0.2%
Thomson Reuters Corp. (Canada)
3.35%, 5/15/2026	1,242,000	1,202,984
5.85%, 4/15/2040	25,000	25,817
5.65%, 11/23/2043	1,186,000	1,192,348
		2,421,149
Semiconductors & Semiconductor Equipment — 1.3%
Micron Technology, Inc.
4.98%, 2/6/2026	658,000	658,939
3.37%, 11/1/2041	536,000	378,414
3.48%, 11/1/2051	3,821,000	2,542,950
NVIDIA Corp.
0.31%, 6/15/2023	1,443,000	1,405,334
1.55%, 6/15/2028	451,000	393,042
2.85%, 4/1/2030	885,000	799,619
3.50%, 4/1/2050	487,000	405,519
3.70%, 4/1/2060	933,000	762,123
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Texas Instruments, Inc.
2.90%, 11/3/2027	212,000	202,108
2.25%, 9/4/2029	716,000	638,185
1.75%, 5/4/2030	1,082,000	920,967
3.88%, 3/15/2039	487,000	455,385
4.15%, 5/15/2048	1,384,000	1,322,192
TSMC Arizona Corp. (Taiwan)
1.75%, 10/25/2026	4,380,000	3,957,311
3.25%, 10/25/2051	201,000	160,247
Xilinx, Inc. 2.38%, 6/1/2030	232,000	202,669
		15,205,004
Software — 0.1%
Cadence Design Systems, Inc. 4.38%, 10/15/2024	715,000	719,570
Specialty Retail — 0.3%
Advance Auto Parts, Inc. 3.90%, 4/15/2030	1,580,000	1,428,499
Best Buy Co., Inc.
4.45%, 10/1/2028	337,000	330,744
1.95%, 10/1/2030	64,000	51,214
O'Reilly Automotive, Inc.
3.90%, 6/1/2029	382,000	361,756
1.75%, 3/15/2031	1,223,000	972,018
Tractor Supply Co. 1.75%, 11/1/2030	728,000	575,440
		3,719,671
Technology Hardware, Storage & Peripherals — 0.3%
HP, Inc.
2.20%, 6/17/2025	784,000	739,605
1.45%, 6/17/2026	1,802,000	1,605,869
3.00%, 6/17/2027	1,343,000	1,243,489
3.40%, 6/17/2030	400,000	346,017
		3,934,980
Textiles, Apparel & Luxury Goods — 0.0% ^
Tapestry, Inc.
4.13%, 7/15/2027	15,000	14,341
3.05%, 3/15/2032	546,000	435,350
		449,691
Tobacco — 0.2%
Altria Group, Inc.
2.35%, 5/6/2025	63,000	59,901
3.40%, 5/6/2030	250,000	216,370
5.38%, 1/31/2044	658,000	581,409
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Tobacco — continued
4.45%, 5/6/2050	174,000	127,620
4.00%, 2/4/2061	1,155,000	784,175
		1,769,475
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.
1.85%, 2/15/2025	121,000	114,985
4.60%, 6/15/2045	757,000	731,880
4.20%, 5/15/2047	378,000	344,204
		1,191,069
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico)
3.63%, 4/22/2029	3,529,000	3,337,338
6.38%, 3/1/2035	172,000	194,186
6.13%, 3/30/2040	202,000	221,403
4.38%, 4/22/2049	1,013,000	927,979
		4,680,906
Total Corporate Bonds (Cost $307,592,146)		276,242,322
Commercial Mortgage-Backed Securities — 1.9%
BANK
Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	27,018	26,299
Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	58,408
Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	54,154
Series 2019-BN23, Class A3, 2.92%, 12/15/2052	142,000	128,428
Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	19,254
Series 2018-BN10, Class AS, 3.90%, 2/15/2061 (e)	180,000	169,304
Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	92,334
Series 2018-BN13, Class C, 4.72%, 8/15/2061 ‡ (e)	500,000	442,299
Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	236,248
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	19,258
BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	39,534
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Benchmark Mortgage Trust
Series 2018-B1, Class A5, 3.67%, 1/15/2051 (e)	50,000	48,070
Series 2018-B2, Class B, 4.38%, 2/15/2051 ‡ (e)	20,000	18,927
Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	108,232
Series 2018-B6, Class A2, 4.20%, 10/10/2051	36,941	36,674
Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	39,381
Series 2019-B11, Class A2, 3.41%, 5/15/2052	286,730	280,367
Series 2020-B16, Class AM, 2.94%, 2/15/2053 ‡ (e)	180,000	156,305
Series 2021-B31, Class A5, 2.67%, 12/15/2054	600,000	520,437
Series 2019-B13, Class A3, 2.70%, 8/15/2057	450,000	401,063
Cantor Commercial Real Estate Lending Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	65,959
CD Mortgage Trust
Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	19,298
Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (e)	30,000	28,151
Series 2018-CD7, Class A3, 4.01%, 8/15/2051	400,000	390,411
CFCRE Commercial Mortgage Trust
Series 2017-C8, Class A4, 3.57%, 6/15/2050	30,000	28,496
Series 2016-C7, Class ASB, 3.64%, 12/10/2054	16,351	16,002
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	6,200	6,131
Series 2014-GC23, Class B, 4.17%, 7/10/2047 ‡ (e)	30,000	29,146
Series 2015-GC29, Class C, 4.28%, 4/10/2048 (e)	40,000	37,714
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	72,725	70,768
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	1,000,000	909,175
Commercial Mortgage Trust
Series 2013-CR9, Class A4, 4.41%, 7/10/2045 (e)	1,213	1,206
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	197

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2013-CR6, Class A4, 3.10%, 3/10/2046	20,000	19,924
Series 2013-CR7, Class A4, 3.21%, 3/10/2046	10,995	10,916
Series 2013-CR13, Class B, 5.04%, 11/10/2046 ‡ (e)	364,000	354,402
Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (e)	40,000	38,940
Series 2014-CR20, Class A3, 3.33%, 11/10/2047	37,183	36,262
Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	131,998	128,958
Series 2015-LC19, Class A4, 3.18%, 2/10/2048	250,000	242,243
Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (e)	30,000	28,922
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	29,291
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	300,000	294,809
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	29,245
Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	26,312
Series 2019-C15, Class A4, 4.05%, 3/15/2052	210,000	204,126
DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	19,897
DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	19,012
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K036, Class A2, 3.53%, 10/25/2023 (e)	162,000	161,065
Series K725, Class AM, 3.10%, 2/25/2024 (e)	50,000	49,313
Series K728, Class A2, 3.06%, 8/25/2024 (e)	49,007	48,372
Series K040, Class A2, 3.24%, 9/25/2024	70,000	69,040
Series K731, Class A2, 3.60%, 2/25/2025 (e)	49,688	49,336
Series K733, Class A2, 3.75%, 8/25/2025	500,000	497,066
Series K051, Class A2, 3.31%, 9/25/2025	40,000	39,331
Series K734, Class A2, 3.21%, 2/25/2026	370,000	361,901
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series K735, Class A2, 2.86%, 5/25/2026	49,941	48,226
Series K057, Class A2, 2.57%, 7/25/2026	63,000	60,262
Series K063, Class A1, 3.05%, 8/25/2026	35,283	34,740
Series K072, Class A2, 3.44%, 12/25/2027	400,000	393,690
Series K084, Class A2, 3.78%, 10/25/2028 (e)	500,000	496,914
Series K096, Class A2, 2.52%, 7/25/2029	295,000	272,095
Series K099, Class A2, 2.60%, 9/25/2029	400,000	370,266
Series K100, Class A2, 2.67%, 9/25/2029	400,000	371,960
Series K102, Class A2, 2.54%, 10/25/2029	400,000	368,379
Series K113, Class A2, 1.34%, 6/25/2030	700,000	584,216
Series K159, Class A2, 3.95%, 11/25/2030 (e)	400,000	402,321
Series K123, Class A2, 1.62%, 12/25/2030	500,000	422,087
Series K125, Class A2, 1.85%, 1/25/2031	300,000	257,488
Series K127, Class A2, 2.11%, 1/25/2031	600,000	525,913
Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	70,449
Series K156, Class A3, 3.70%, 6/25/2033 (e)	91,000	88,869
Series K-1512, Class A3, 3.06%, 4/25/2034	150,000	136,577
Series K-1513, Class A3, 2.80%, 8/25/2034	325,000	286,120
Series K-1514, Class A2, 2.86%, 10/25/2034	400,000	352,520
Series K-1518, Class A2, 1.86%, 10/25/2035	300,000	231,488
FNMA ACES
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (e)	17,204	17,109
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (e)	11,626	11,544
Series 2017-M10, Class AV2, 2.64%, 7/25/2024 (e)	42,872	42,107
Series 2016-M11, Class A1, 2.08%, 7/25/2026	33,570	32,433
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2017-M1, Class A2, 2.50%, 10/25/2026 (e)	159,690	151,183
Series 2017-M2, Class A2, 2.85%, 2/25/2027 (e)	338,253	324,808
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (e)	310,936	299,253
Series 2017-M12, Class A2, 3.17%, 6/25/2027 (e)	140,656	136,502
Series 2018-M10, Class A2, 3.48%, 7/25/2028 (e)	40,000	39,087
Series 2018-M14, Class A2, 3.70%, 8/25/2028 (e)	442,535	436,762
Series 2019-M1, Class A2, 3.67%, 9/25/2028 (e)	77,996	76,885
Series 2019-M22, Class A2, 2.52%, 8/25/2029	627,699	578,801
Series 2021-M2S, Class A2, 1.87%, 10/25/2031 (e)	700,000	592,906
GS Mortgage Securities Trust
Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	21,454	21,420
Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	9,870	9,773
Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (e)	170,000	165,234
Series 2015-GC28, Class A4, 3.14%, 2/10/2048	36,839	35,853
Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	24,238
Series 2018-GS9, Class A4, 3.99%, 3/10/2051 (e)	200,000	194,752
Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	260,000	236,481
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class C, 4.23%, 7/15/2045 ‡ (e)	26,000	25,497
Series 2015-C29, Class B, 4.12%, 5/15/2048 ‡ (e)	40,000	37,388
Series 2015-C31, Class A3, 3.80%, 8/15/2048	555,603	544,174
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class A5, 3.72%, 3/15/2050	600,000	581,112
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class B, 3.99%, 6/15/2049 (e)	20,000	17,968
Series 2017-C5, Class B, 4.01%, 3/15/2050 ‡ (e)	20,000	17,539
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class A5, 2.84%, 12/15/2047	3,909	3,901
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class A4, 3.10%, 5/15/2046	30,000	29,639
Series 2015-C22, Class AS, 3.56%, 4/15/2048 ‡	40,000	38,409
Series 2015-C25, Class ASB, 3.38%, 10/15/2048	26,721	26,182
Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	38,834
Series 2016-C31, Class A5, 3.10%, 11/15/2049	450,000	425,297
Series 2016-C32, Class A4, 3.72%, 12/15/2049	295,000	285,109
Morgan Stanley Capital I Trust
Series 2016-UB12, Class A3, 3.34%, 12/15/2049	540,925	516,234
Series 2017-H1, Class C, 4.28%, 6/15/2050 ‡ (e)	25,000	23,257
Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	48,618
Series 2019-L3, Class A4, 3.13%, 11/15/2052	100,000	91,243
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	700,000	668,654
Series 2017-C4, Class ASB, 3.37%, 10/15/2050	40,000	38,795
Series 2017-C5, Class AS, 3.78%, 11/15/2050 (e)	70,000	64,879
Series 2017-C7, Class AS, 4.06%, 12/15/2050 (e)	50,000	47,495
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4, 3.18%, 3/10/2046	37,971	37,812
Series 2012-C2, Class A4, 3.53%, 5/10/2063	808	808
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (e)	300,000	294,956
Series 2015-C27, Class A4, 3.19%, 2/15/2048	29,332	28,477
Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	19,498
Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	117,147
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	199

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2018-C45, Class A3, 3.92%, 6/15/2051	41,916	40,665
Series 2019-C51, Class A3, 3.06%, 6/15/2052	500,000	457,872
Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	113,536
Series 2020-C55, Class A5, 2.73%, 2/15/2053	240,000	212,525
WFRBS Commercial Mortgage Trust
Series 2012-C9, Class AS, 3.39%, 11/15/2045	28,254	28,202
Series 2014-C22, Class A4, 3.49%, 9/15/2057	37,281	36,474
Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	24,614
Total Commercial Mortgage-Backed Securities (Cost $23,941,952)		21,440,637
Foreign Government Securities — 1.6%
Export Development Canada
2.63%, 2/21/2024	65,000	64,104
3.00%, 5/25/2027	105,000	102,645
Export-Import Bank of Korea 0.75%, 9/21/2025	215,000	194,708
Hungary Government Bond 7.63%, 3/29/2041	262,000	299,918
Italian Republic Government Bond
1.25%, 2/17/2026	216,000	188,955
2.88%, 10/17/2029	659,000	565,585
5.38%, 6/15/2033	651,000	654,076
Japan Bank for International Cooperation
3.38%, 10/31/2023	200,000	199,100
0.50%, 4/15/2024	200,000	189,888
3.00%, 5/29/2024	201,000	198,257
2.50%, 5/28/2025	220,000	212,309
2.88%, 6/1/2027	202,000	193,673
2.88%, 7/21/2027	218,000	208,739
3.50%, 10/31/2028	650,000	636,848
Oriental Republic of Uruguay
4.50%, 8/14/2024	200,000	202,545
7.63%, 3/21/2036	380,000	488,931
Province of Alberta
3.35%, 11/1/2023	100,000	99,699
2.95%, 1/23/2024	50,000	49,501
1.00%, 5/20/2025	750,000	697,952
1.30%, 7/22/2030	137,000	114,592
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Province of British Columbia
1.75%, 9/27/2024	942,000	907,137
2.25%, 6/2/2026	299,000	283,401
0.90%, 7/20/2026	705,000	634,701
Province of Ontario
3.40%, 10/17/2023	257,000	256,375
3.05%, 1/29/2024	155,000	153,684
2.50%, 4/27/2026	10,000	9,560
2.30%, 6/15/2026 (c)	500,000	473,634
2.13%, 1/21/2032	398,000	346,626
Province of Quebec
1.50%, 2/11/2025	970,000	922,291
2.50%, 4/20/2026	122,000	116,759
Republic of Chile 4.34%, 3/7/2042	370,000	316,978
Republic of Indonesia
3.40%, 9/18/2029	200,000	190,624
4.35%, 1/11/2048	500,000	449,447
3.35%, 3/12/2071	402,000	288,713
Republic of Korea 3.88%, 9/20/2048	500,000	487,459
Republic of Panama
8.88%, 9/30/2027	733,000	869,674
9.38%, 4/1/2029	126,000	154,036
6.70%, 1/26/2036	178,000	191,788
Republic of Peru
2.39%, 1/23/2026	623,000	582,982
8.75%, 11/21/2033	364,000	468,931
3.23%, 7/28/2121	1,020,000	636,082
Republic of Philippines
9.50%, 2/2/2030	547,000	721,264
2.95%, 5/5/2045	210,000	156,657
Republic of Poland 4.00%, 1/22/2024	12,000	11,990
State of Israel Government Bond 2.75%, 7/3/2030	225,000	212,862
Svensk Exportkredit AB 1.75%, 12/12/2023	200,000	195,289
United Mexican States
4.50%, 4/22/2029	280,000	274,502
6.75%, 9/27/2034	265,000	292,316
4.75%, 3/8/2044	500,000	424,040
5.55%, 1/21/2045	184,000	172,265
4.60%, 1/23/2046	400,000	326,647
5.00%, 4/27/2051	300,000	254,598
5.75%, 10/12/2110	940,000	806,455
Total Foreign Government Securities (Cost $19,945,141)		18,151,792
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Supranational — 1.3%
African Development Bank (Supranational)
0.75%, 4/3/2023	540,000	531,623
3.00%, 9/20/2023	51,000	50,676
0.88%, 3/23/2026	182,000	165,417
0.88%, 7/22/2026	100,000	90,174
Asian Development Bank (Supranational)
2.75%, 3/17/2023	64,000	63,790
1.50%, 10/18/2024	130,000	124,611
0.63%, 4/29/2025	79,000	73,127
0.38%, 9/3/2025	1,944,000	1,766,981
0.50%, 2/4/2026	835,000	752,861
1.88%, 1/24/2030	40,000	35,961
Asian Infrastructure Investment Bank (The) (Supranational)
0.50%, 10/30/2024	145,000	135,678
0.50%, 5/28/2025	159,000	145,576
0.50%, 1/27/2026	350,000	313,174
Corp. Andina de Fomento (Supranational) 2.25%, 2/8/2027 (c)	444,000	408,223
Council of Europe Development Bank (Supranational) 1.38%, 2/27/2025 (c)	281,000	266,227
European Investment Bank (Supranational)
0.25%, 9/15/2023	623,000	602,097
1.88%, 2/10/2025	479,000	460,132
0.38%, 12/15/2025	1,199,000	1,080,793
0.38%, 3/26/2026	3,099,000	2,772,567
0.88%, 5/17/2030	10,000	8,321
Inter-American Development Bank (Supranational)
0.50%, 5/24/2023	500,000	489,302
0.88%, 4/3/2025	150,000	139,967
7.00%, 6/15/2025	91,000	98,724
2.00%, 6/2/2026	481,000	454,742
3.13%, 9/18/2028	27,000	26,435
4.38%, 1/24/2044	69,000	74,237
International Bank for Reconstruction & Development (Supranational)
2.50%, 11/25/2024	500,000	489,005
1.63%, 1/15/2025	150,000	143,434
0.75%, 3/11/2025	43,000	40,083
0.63%, 4/22/2025	308,000	285,414
0.38%, 7/28/2025	1,344,000	1,225,746
2.50%, 7/29/2025	870,000	843,569
3.13%, 11/20/2025	70,000	68,989
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

0.75%, 11/24/2027	228,000	198,258
1.38%, 4/20/2028	190,000	169,512
4.75%, 2/15/2035	223,000	247,163
Total Supranational (Cost $15,803,798)		14,842,589
U.S. Government Agency Securities — 1.2%
FFCB
0.75%, 12/16/2026	100,000	88,181
1.38%, 1/14/2031	135,000	110,730
FFCB Funding Corp.
0.57%, 7/2/2024	45,000	42,402
1.30%, 3/30/2027	820,000	733,603
0.84%, 2/2/2028	50,000	42,771
1.23%, 7/29/2030	26,000	21,332
1.24%, 9/3/2030	129,000	105,464
1.32%, 9/9/2030	23,000	18,825
1.24%, 12/23/2030	120,000	96,411
1.30%, 2/3/2031	125,000	101,679
1.69%, 8/20/2035	296,000	221,193
FHLB
1.38%, 2/17/2023	700,000	693,692
2.13%, 3/10/2023	75,000	74,496
0.13%, 3/17/2023	100,000	98,236
3.38%, 12/8/2023	100,000	99,672
2.50%, 2/13/2024	620,000	611,109
1.50%, 8/15/2024	1,425,000	1,371,851
2.88%, 9/13/2024	130,000	128,127
2.75%, 12/13/2024	400,000	392,260
3.25%, 11/16/2028	1,325,000	1,318,134
2.13%, 9/14/2029	100,000	91,168
1.50%, 3/14/2031	30,000	25,301
5.63%, 3/14/2036	50,000	59,811
5.50%, 7/15/2036	35,000	41,541
FHLMC
0.38%, 4/20/2023	428,000	419,589
2.75%, 6/19/2023	282,000	280,239
0.25%, 6/26/2023	184,000	179,068
0.25%, 8/24/2023	357,000	345,498
1.50%, 2/12/2025	379,000	361,414
0.38%, 9/23/2025	585,000	532,369
0.65%, 10/27/2025	23,000	20,941
0.90%, 10/13/2027	65,000	56,506
2.68%, 12/14/2029 (f)	80,000	62,248
FNMA
0.30%, 8/3/2023	1,022,000	992,078
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	201

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Government Agency Securities — continued
2.88%, 9/12/2023	256,000	254,358
2.50%, 2/5/2024	161,000	158,788
1.63%, 10/15/2024	10,000	9,613
0.38%, 8/25/2025	300,000	273,567
1.88%, 9/24/2026	103,000	96,894
0.88%, 12/18/2026	60,000	53,065
0.75%, 10/8/2027	17,000	14,926
6.25%, 5/15/2029	310,000	362,376
7.13%, 1/15/2030	31,000	38,373
0.88%, 8/5/2030	1,366,000	1,122,816
6.63%, 11/15/2030	98,000	119,937
Israel Government AID Bond (Israel) 5.50%, 9/18/2023	473,000	482,033
Tennessee Valley Authority
0.75%, 5/15/2025	59,000	54,682
7.13%, 5/1/2030	166,000	204,852
4.70%, 7/15/2033	601,000	639,771
6.15%, 1/15/2038	35,000	43,007
Total U.S. Government Agency Securities (Cost $14,574,860)		13,766,997
Municipal Bonds — 0.5% (g)
Arizona — 0.1%
City of Tucson, Taxable Series 2021A, COP, AGM, 2.86%, 7/1/2047	865,000	635,753
California — 0.3%
Bay Area Toll Authority, Toll Bridge
Series 2010S-1, 6.92%, 4/1/2040	40,000	48,961
Series 2009F-2, 6.26%, 4/1/2049	100,000	123,732
California State University, Taxable Series 2021B, 2.72%, 11/1/2052	1,080,000	800,910
East Bay Municipal Utility District, Water System Series 2010B, Rev., 5.87%, 6/1/2040	155,000	177,561
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021B, Rev., 3.29%, 6/1/2042	455,000	366,886
Los Angeles Unified School District, Build America Bonds
GO, 5.75%, 7/1/2034	20,000	22,037
Series 2010RY, GO, 6.76%, 7/1/2034	105,000	123,995
Regents of the University of California Medical Center Pooled
Series H, Rev., 6.55%, 5/15/2048	40,000	48,748
Series 2020N, Rev., 3.71%, 5/15/2120	140,000	97,854
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Santa Clara Valley Transportation Authority, Measure A Sales Tax Series 2010A, Rev., 5.88%, 4/1/2032	190,000	204,932
State of California, Build America Bonds 7.50%, 4/1/2034	235,000	298,215
State of California, Various Purpose 7.55%, 4/1/2039	400,000	530,598
Total California		2,844,429
Connecticut — 0.0% ^
State of Connecticut Series A, 5.85%, 3/15/2032	75,000	83,017
Illinois — 0.1%
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2018C, 4.47%, 1/1/2049	25,000	24,100
Metropolitan Water Reclamation District of Greater Chicago 5.72%, 12/1/2038	55,000	61,383
Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	55,000	54,382
State of Illinois GO, 5.10%, 6/1/2033	410,000	405,928
Total Illinois		545,793
Missouri — 0.0% ^
Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	38,231
Nebraska — 0.0% ^
University of Nebraska Facilities Corp., Taxable Series 2019A, Rev., 3.04%, 10/1/2049	50,000	36,517
New Jersey — 0.0% ^
New Jersey Economic Development Authority, Pension Funding Series 1997A, Rev., NATL-RE, 7.43%, 2/15/2029	35,000	38,768
New Jersey Turnpike Authority Series F, Rev., 7.41%, 1/1/2040	250,000	325,025
Total New Jersey		363,793
New York — 0.0% ^
Port Authority of New York and New Jersey, Consolidated Series 192, Rev., 4.81%, 10/15/2065	120,000	122,255
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — 0.0% ^
American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010B, 7.83%, 2/15/2041	25,000	32,566
Texas — 0.0% ^
Grand Parkway Transportation Corp., System Toll Series 2020B, Rev., 3.24%, 10/1/2052	100,000	75,876
Permanent University Fund - Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	17,769
State of Texas, Transportation Commission Highway Improvement Series 2010A, GO, 4.68%, 4/1/2040	45,000	46,329
State of Texas, Transportation Commission Mobility Fund Series 2009A, GO, 5.52%, 4/1/2039	120,000	131,684
Total Texas		271,658
Total Municipal Bonds (Cost $6,064,433)		4,974,012
Asset-Backed Securities — 0.3%
American Express Credit Account Master Trust Series 2022-2, Class A, 3.39%, 5/17/2027	800,000	789,964
Capital One Multi-Asset Execution Trust
Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	9,997
Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	372,041
CarMax Auto Owner Trust Series 2022-1, Class A4, 1.70%, 8/16/2027	365,000	345,964
Citibank Credit Card Issuance Trust
Series 2018-A6, Class A6, 3.21%, 12/7/2024	50,000	50,005
Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	99,643
Discover Card Execution Note Trust Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	17,956
Ford Credit Auto Owner Trust Series 2020-A, Class A4, 1.35%, 7/15/2025	700,000	680,888
Honda Auto Receivables Owner Trust Series 2019-4, Class A4, 1.87%, 1/20/2026	620,000	612,691
Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	49,893
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

World Omni Select Auto Trust Series 2019-A, Class D, 2.59%, 12/15/2025	182,000	176,935
Total Asset-Backed Securities (Cost $3,285,264)		3,205,977
	SHARES
Short-Term Investments — 5.4%
Investment Companies — 5.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (h) (i) (Cost $59,478,775)	59,478,775	59,478,775
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (h) (i)	492,047	491,998
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (h) (i)	980,265	980,265
Total Investment of Cash Collateral from Securities Loaned (Cost $1,471,869)		1,472,263
Total Short-Term Investments (Cost $60,950,644)		60,951,038
Total Investments — 104.6% (Cost $1,299,875,171)		1,178,784,104
Liabilities in Excess of Other Assets — (4.6)%		(51,553,561)
NET ASSETS — 100.0%		1,127,230,543

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
COP	Certificate of Participation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
RE	Reinsured
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	203

JPMorgan U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
‡	Value determined using significant unobservable inputs.
(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(c)	The security or a portion of this security is on loan at August 31, 2022. The total value of securities on loan at August 31, 2022 is $1,434,712.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(f)	The rate shown is the effective yield as of August 31, 2022.
(g)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 42.7%
Aerospace & Defense — 0.5%
Boeing Co. (The) 4.51%, 5/1/2023	31,519,000	31,576,582
Leidos, Inc. 2.95%, 5/15/2023	46,063,000	45,636,033
Northrop Grumman Corp. 3.25%, 8/1/2023	37,294,000	37,069,514
		114,282,129
Automobiles — 1.8%
BMW US Capital LLC (Germany)
3.80%, 4/6/2023 (a)	72,574,000	72,652,600
2.25%, 9/15/2023 (a)	18,130,000	17,833,964
(SOFRINDX + 0.53%), 2.82%, 4/1/2024 (a) (b)	22,838,000	22,769,883
Hyundai Capital America
2.85%, 11/1/2022 (a)	10,000,000	9,983,943
1.15%, 11/10/2022 (a)	27,058,000	26,924,017
2.38%, 2/10/2023 (a)	1,745,000	1,731,357
0.80%, 4/3/2023 (a)	42,540,000	41,663,426
5.75%, 4/6/2023 (a)	13,857,000	13,968,133
4.13%, 6/8/2023 (a)	837,000	838,089
1.25%, 9/18/2023 (a)	1,272,000	1,233,938
4.30%, 2/1/2024 (a)	876,000	870,409
0.88%, 6/14/2024 (a)	30,000,000	28,071,856
Kia Corp. (South Korea)
3.00%, 4/25/2023 (a)	8,970,000	8,898,419
1.00%, 4/16/2024 (a)	12,580,000	11,897,535
Mercedes-Benz Finance North America LLC (Germany)
3.35%, 2/22/2023 (a) (c)	250,000	249,576
0.75%, 3/1/2024 (a)	1,065,000	1,012,438
Volkswagen Group of America Finance LLC (Germany)
2.70%, 9/26/2022 (a)	16,266,000	16,261,940
0.75%, 11/23/2022 (a)	35,711,000	35,488,561
3.13%, 5/12/2023 (a)	55,217,000	54,925,347
4.25%, 11/13/2023 (a)	10,686,000	10,675,101
0.88%, 11/22/2023 (a)	14,938,000	14,339,533
		392,290,065
Banks — 16.7%
ANZ New Zealand Int'l Ltd. (New Zealand) 1.90%, 2/13/2023 (a) (c)	9,790,000	9,708,813
ASB Bank Ltd. (New Zealand)
(ICE LIBOR USD 3 Month + 0.97%), 2.71%, 6/14/2023 (a) (b)	8,887,000	8,901,324
3.75%, 6/14/2023 (a)	13,938,000	13,938,105
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Australia & New Zealand Banking Group Ltd. (Australia)
2.63%, 11/9/2022	16,021,000	16,006,812
(ICE LIBOR USD 3 Month + 0.58%), 3.45%, 11/9/2022 (a) (b)	15,400,000	15,405,200
2.05%, 11/21/2022	12,527,000	12,493,848
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	193,133
Banco Santander SA (Spain)
3.13%, 2/23/2023	70,914,000	70,691,493
(ICE LIBOR USD 3 Month + 1.09%), 4.05%, 2/23/2023 (b)	6,000,000	6,006,228
(ICE LIBOR USD 3 Month + 1.12%), 3.54%, 4/12/2023 (b)	4,000,000	3,999,630
3.85%, 4/12/2023	65,583,000	65,463,325
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (b)	37,000,000	35,811,435
Bank of America Corp.
3.30%, 1/11/2023	1,907,000	1,905,500
4.10%, 7/24/2023	1,101,000	1,102,864
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	41,219,000	41,066,727
(SOFR + 1.46%), 1.49%, 5/19/2024 (b)	6,834,000	6,691,879
(SOFR + 0.41%), 0.52%, 6/14/2024 (b)	75,060,000	72,730,998
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (b)	2,392,000	2,352,719
(SOFR + 0.69%), 0.98%, 4/22/2025 (b)	42,672,000	40,233,238
(SOFR + 1.11%), 3.84%, 4/25/2025 (b)	75,312,000	74,413,276
Bank of Montreal (Canada)
2.35%, 9/11/2022 (c)	5,511,000	5,510,378
2.05%, 11/1/2022 (c)	5,930,000	5,918,603
(SOFRINDX + 0.68%), 2.97%, 3/10/2023 (b)	44,757,000	44,759,274
(SOFRINDX + 0.27%), 2.56%, 4/14/2023 (b)	90,125,000	89,908,324
(SOFRINDX + 0.35%), 2.64%, 12/8/2023 (b)	14,990,000	14,879,107
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	205

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Bank of Nova Scotia (The) (Canada)
2.45%, 9/19/2022	5,887,000	5,886,709
1.95%, 2/1/2023	16,309,000	16,205,021
1.63%, 5/1/2023 (c)	12,270,000	12,101,287
0.80%, 6/15/2023	5,025,000	4,909,937
0.55%, 9/15/2023	166,000	160,280
Banque Federative du Credit Mutuel SA (France)
2.13%, 11/21/2022 (a)	10,991,000	10,965,957
3.75%, 7/20/2023 (a)	14,865,000	14,841,894
0.65%, 2/27/2024 (a)	5,485,000	5,205,853
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (b)	29,647,000	28,096,763
BNP Paribas SA (France)
3.50%, 3/1/2023 (a)	182,660,000	182,213,513
3.80%, 1/10/2024 (a)	33,080,000	32,845,631
3.38%, 1/9/2025 (a)	17,041,000	16,528,795
BNZ International Funding Ltd. (New Zealand)
2.65%, 11/3/2022 (a)	4,855,000	4,851,206
3.38%, 3/1/2023 (a)	13,260,000	13,241,995
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.80%), 3.10%, 3/17/2023 (b)	46,199,000	46,221,830
(SOFRINDX + 0.40%), 2.69%, 12/14/2023 (b)	50,032,000	49,723,453
(SOFR + 0.94%), 3.23%, 4/7/2025 (b)	100,000,000	98,847,755
Citigroup, Inc.
3.38%, 3/1/2023	1,007,000	1,006,632
(SOFR + 1.67%), 1.68%, 5/15/2024 (b)	500,000	491,019
(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	1,937,000	1,933,545
Citizens Bank NA
(ICE LIBOR USD 3 Month + 0.95%), 3.18%, 3/29/2023 (b)	16,770,000	16,760,662
3.70%, 3/29/2023	49,508,000	49,395,628
Commonwealth Bank of Australia (Australia)
2.50%, 9/18/2022 (a)	13,980,000	13,977,401
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
1.63%, 10/17/2022 (a)	25,290,000	25,251,597
Cooperatieve Rabobank UA (Netherlands)
0.38%, 1/12/2024	650,000	619,209
(SOFRINDX + 0.30%), 2.59%, 1/12/2024 (b)	60,834,000	60,447,275
Credit Agricole SA (France)
3.75%, 4/24/2023 (a)	117,965,000	117,752,731
(ICE LIBOR USD 3 Month + 1.02%), 3.80%, 4/24/2023 (a) (b)	1,916,000	1,920,658
Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 3.80%, 9/15/2022	64,064,000	64,065,297
DNB Bank ASA (Norway) 2.15%, 12/2/2022 (a)	35,121,000	35,030,955
Federation des Caisses Desjardins du Quebec (Canada)
1.95%, 9/26/2022 (a)	25,000,000	24,991,739
0.70%, 5/21/2024 (a) (c)	26,044,000	24,466,768
(SOFR + 0.43%), 2.71%, 5/21/2024 (a) (b)	41,345,000	40,808,966
Fifth Third Bancorp
1.63%, 5/5/2023	18,545,000	18,292,089
3.65%, 1/25/2024	2,742,000	2,724,418
First Republic Bank (SOFR + 0.62%), 1.91%, 2/12/2024 (b)	592,000	585,343
HSBC Holdings plc (United Kingdom)
3.60%, 5/25/2023	5,436,000	5,429,170
(SOFR + 0.53%), 0.73%, 8/17/2024 (b)	63,688,000	61,096,591
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	59,681,000	55,631,307
ING Groep NV (Netherlands) 4.10%, 10/2/2023	14,532,000	14,521,991
KeyBank NA
2.30%, 9/14/2022	5,119,000	5,117,773
1.25%, 3/10/2023	3,444,000	3,396,748
(SOFR + 0.32%), 0.43%, 6/14/2024 (b)	68,003,000	66,011,574
Lloyds Banking Group plc (United Kingdom)
4.05%, 8/16/2023	27,349,000	27,307,131
(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (b)	3,334,000	3,324,091
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (b)	45,000,000	43,721,688
M&T Bank Corp. (ICE LIBOR USD 3 Month + 0.68%), 3.45%, 7/26/2023 (b)	7,000,000	7,007,026
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 3/2/2023	64,340,000	64,307,804
(ICE LIBOR USD 3 Month + 0.86%), 3.63%, 7/26/2023 (b)	1,594,000	1,594,010
3.76%, 7/26/2023	19,164,000	19,136,788
2.53%, 9/13/2023	1,247,000	1,228,392
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.96%, 10/11/2025 (b)	33,780,000	31,242,589
Mizuho Financial Group, Inc. (Japan)
2.60%, 9/11/2022	17,086,000	17,084,142
(ICE LIBOR USD 3 Month + 0.79%), 2.40%, 3/5/2023 (b)	13,182,000	13,204,229
3.55%, 3/5/2023	16,442,000	16,436,020
(ICE LIBOR USD 3 Month + 0.85%), 2.57%, 9/13/2023 (b)	107,214,000	107,217,721
(ICE LIBOR USD 3 Month + 0.63%), 3.63%, 5/25/2024 (b)	10,000,000	9,957,806
(SOFR + 1.25%), 1.24%, 7/10/2024 (b)	19,000,000	18,454,334
(SOFR + 0.87%), 0.85%, 9/8/2024 (b)	49,400,000	47,521,629
(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (b)	13,066,000	12,968,628
MUFG Bank Ltd. (Japan) 4.10%, 9/9/2023 (a)	200,000	199,960
MUFG Union Bank NA (SOFR + 0.71%), 3.01%, 12/9/2022 (b)	24,750,000	24,736,565
National Australia Bank Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.41%), 2.13%, 12/13/2022 (a) (b)	3,563,000	3,564,334
3.00%, 1/20/2023	5,600,000	5,593,816
2.88%, 4/12/2023	3,345,000	3,329,212
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
National Bank of Canada (Canada)
2.15%, 10/7/2022 (a) (c)	30,876,000	30,851,245
2.10%, 2/1/2023	68,667,000	68,096,191
(SOFR + 1.01%), 3.75%, 6/9/2025 (b)	45,529,000	44,900,947
NatWest Group plc (United Kingdom)
3.88%, 9/12/2023	73,172,000	72,754,941
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (b)	133,000	130,650
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (b)	10,045,000	9,929,739
NatWest Markets plc (United Kingdom)
3.63%, 9/29/2022 (a)	25,670,000	25,679,511
(SOFR + 1.66%), 3.95%, 9/29/2022 (a) (b)	1,500,000	1,500,726
2.38%, 5/21/2023 (a)	12,650,000	12,481,576
(SOFR + 0.53%), 2.81%, 8/12/2024 (a) (b)	19,015,000	18,789,886
Nordea Bank Abp (Finland)
1.00%, 6/9/2023 (a)	17,512,000	17,133,230
3.75%, 8/30/2023 (a) (c)	20,954,000	20,876,570
PNC Bank NA 3.50%, 6/8/2023	3,000,000	2,997,818
PNC Financial Services Group, Inc. (The)
2.85%, 11/9/2022 (d)	1,465,000	1,464,489
3.50%, 1/23/2024	9,103,000	9,074,467
Royal Bank of Canada (Canada)
1.95%, 1/17/2023	479,000	476,682
1.60%, 4/17/2023	26,338,000	26,010,974
(SOFRINDX + 0.45%), 2.73%, 10/26/2023 (b)	33,530,000	33,346,270
Santander UK plc (United Kingdom) 2.10%, 1/13/2023	21,152,000	21,022,152
Skandinaviska Enskilda Banken AB (Sweden)
2.20%, 12/12/2022 (a)	10,957,000	10,922,950
0.55%, 9/1/2023 (a)	1,060,000	1,024,501
Societe Generale SA (France)
4.25%, 9/14/2023 (a)	17,560,000	17,502,893
3.88%, 3/28/2024 (a)	15,819,000	15,584,154
2.63%, 10/16/2024 (a)	20,595,000	19,715,795
2.63%, 1/22/2025 (a)	5,000,000	4,711,296
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	207

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (a) (b)	16,742,000	16,670,436
(SOFR + 1.25%), 3.54%, 10/14/2023 (a) (b)	21,479,000	21,480,252
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (b)	10,000,000	9,450,994
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.88%), 1.21%, 3/23/2025 (a) (b)	12,000,000	11,293,118
(SOFR + 1.74%), 4.03%, 3/30/2026 (a) (b)	58,195,000	57,862,825
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.78%, 10/18/2022	8,447,000	8,443,543
3.10%, 1/17/2023	4,919,000	4,911,966
3.94%, 10/16/2023	10,000,000	9,987,926
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.80%, 9/12/2023 (a)	20,499,000	19,816,008
(SOFR + 0.44%), 2.73%, 9/16/2024 (a) (b)	33,827,000	33,399,500
Toronto-Dominion Bank (The) (Canada)
1.90%, 12/1/2022 (c)	3,189,000	3,179,921
0.25%, 1/6/2023 (c)	53,078,000	52,547,073
(SOFR + 0.24%), 2.53%, 1/6/2023 (b)	73,141,000	73,049,218
(SOFR + 0.48%), 2.77%, 1/27/2023 (b)	29,380,000	29,368,700
0.30%, 6/2/2023	3,714,000	3,619,935
(SOFR + 0.22%), 2.51%, 6/2/2023 (b)	84,848,000	84,505,189
0.75%, 6/12/2023	48,222,000	47,116,148
0.45%, 9/11/2023	548,000	529,179
Truist Bank (SOFR + 0.20%), 2.49%, 1/17/2024 (b)	99,246,000	98,366,283
Truist Financial Corp. 2.20%, 3/16/2023	2,946,000	2,923,021
Wells Fargo & Co.
3.75%, 1/24/2024	294,000	293,117
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(SOFR + 1.60%), 1.65%, 6/2/2024 (b)	51,914,000	50,862,900
(SOFR + 0.51%), 0.80%, 5/19/2025 (b)	19,800,000	18,573,491
(SOFR + 1.32%), 3.91%, 4/25/2026 (b)	49,500,000	48,500,770
Westpac Banking Corp. (Australia)
2.75%, 1/11/2023 (c)	11,857,000	11,826,382
2.00%, 1/13/2023	1,140,000	1,134,472
		3,600,497,133
Beverages — 0.4%
Coca-Cola Europacific Partners plc (United Kingdom) 0.50%, 5/5/2023 (a)	54,995,000	53,630,024
Constellation Brands, Inc. 3.60%, 5/9/2024	14,562,000	14,431,724
Heineken NV (Netherlands) 2.75%, 4/1/2023 (a)	15,352,000	15,239,303
Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	7,035,000	6,974,776
		90,275,827
Biotechnology — 0.6%
AbbVie, Inc.
2.90%, 11/6/2022	35,000,000	34,973,763
2.30%, 11/21/2022	96,662,000	96,466,940
Gilead Sciences, Inc. 0.75%, 9/29/2023	9,125,000	8,818,393
		140,259,096
Building Products — 0.0% ^
Carlisle Cos., Inc. 0.55%, 9/1/2023	2,027,000	1,960,973
Capital Markets — 3.9%
Bank of New York Mellon Corp. (The)
1.85%, 1/27/2023	1,210,000	1,203,372
2.95%, 1/29/2023	396,000	394,815
3.50%, 4/28/2023	1,018,000	1,018,507
Charles Schwab Corp. (The)
3.23%, 9/1/2022	300,000	300,000
2.65%, 1/25/2023	3,499,000	3,489,564
(SOFRINDX + 0.50%), 2.79%, 3/18/2024 (b)	1,642,000	1,634,255
Credit Suisse AG (Switzerland)
1.00%, 5/5/2023	8,715,000	8,528,209
Series FXD, 0.52%, 8/9/2023	50,000,000	48,185,106
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
(SOFRINDX + 0.39%), 2.67%, 2/2/2024 (b)	40,999,000	40,251,019
Goldman Sachs Group, Inc. (The)
0.52%, 3/8/2023	32,717,000	32,189,750
Series VAR, (SOFR + 0.54%), 0.63%, 11/17/2023 (b)	33,389,000	33,117,111
(SOFR + 0.57%), 0.67%, 3/8/2024 (b)	77,500,000	75,976,499
Macquarie Bank Ltd. (Australia)
2.10%, 10/17/2022 (a)	4,920,000	4,912,757
(SOFR + 0.30%), 2.59%, 4/6/2023 (a) (b)	140,000,000	139,399,953
Morgan Stanley
3.75%, 2/25/2023	5,500,000	5,505,264
(SOFR + 0.47%), 0.56%, 11/10/2023 (b)	21,754,000	21,592,759
(SOFR + 0.46%), 0.53%, 1/25/2024 (b)	8,363,000	8,234,045
(SOFR + 0.62%), 0.73%, 4/5/2024 (b)	38,073,000	37,242,413
(SOFR + 1.16%), 3.62%, 4/17/2025 (b)	95,300,000	93,897,048
(SOFR + 0.53%), 0.79%, 5/30/2025 (b)	25,000,000	23,368,854
State Street Corp. 3.70%, 11/20/2023	6,479,000	6,484,597
UBS AG (Switzerland)
0.38%, 6/1/2023 (a) (c)	61,462,000	59,930,415
(SOFR + 0.36%), 2.64%, 2/9/2024 (a) (b)	23,894,000	23,771,902
(SOFR + 0.45%), 2.73%, 8/9/2024 (a) (b)	30,423,000	30,220,257
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b) (c)	36,500,000	35,373,893
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 4.49%, 8/5/2025 (a) (b)	71,499,000	71,257,159
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (a) (b)	33,653,000	33,302,320
		840,781,843
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — 0.4%
Air Liquide Finance SA (France) 2.25%, 9/27/2023 (a)	32,489,000	31,960,565
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (a)	4,703,000	4,687,847
DuPont de Nemours, Inc. 4.21%, 11/15/2023	617,000	618,500
International Flavors & Fragrances, Inc. 0.70%, 9/15/2022 (a)	15,000,000	14,984,446
Nutrien Ltd. (Canada) 1.90%, 5/13/2023	22,880,000	22,511,314
Sherwin-Williams Co. (The) 4.05%, 8/8/2024	10,400,000	10,387,422
Westlake Corp. 0.88%, 8/15/2024	4,583,000	4,329,554
		89,479,648
Construction Materials — 0.1%
Martin Marietta Materials, Inc. 0.65%, 7/15/2023	16,655,000	16,159,044
Consumer Finance — 3.5%
AerCap Ireland Capital DAC (Ireland)
4.13%, 7/3/2023	20,510,000	20,459,520
1.15%, 10/29/2023	57,979,000	55,458,943
American Express Co.
2.65%, 12/2/2022	5,685,000	5,677,506
3.40%, 2/27/2023	5,495,000	5,490,696
(ICE LIBOR USD 3 Month + 0.65%), 3.69%, 2/27/2023 (b)	834,000	834,200
3.70%, 8/3/2023	3,130,000	3,125,740
0.75%, 11/3/2023	514,000	496,651
3.38%, 5/3/2024	13,210,000	13,059,276
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.15%), 3.13%, 2/22/2023 (b)	99,001,000	98,819,945
0.35%, 4/20/2023	7,431,000	7,270,705
1.95%, 5/10/2023	14,987,000	14,774,766
0.88%, 7/7/2023	9,506,000	9,285,024
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 3.53%, 1/30/2023 (b)	891,000	889,236
2.60%, 5/11/2023	95,472,000	94,771,425
Caterpillar Financial Services Corp.
1.95%, 11/18/2022	7,500,000	7,484,478
2.55%, 11/29/2022	9,656,000	9,643,162
3.45%, 5/15/2023	590,000	590,324
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	209

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
0.65%, 7/7/2023	16,000,000	15,609,980
3.75%, 11/24/2023	971,000	972,867
General Motors Financial Co., Inc.
(SOFR + 1.20%), 3.48%, 11/17/2023 (b)	23,000,000	22,916,397
1.05%, 3/8/2024	18,436,000	17,495,275
Hyundai Capital Services, Inc. (South Korea) 0.75%, 9/15/2023 (a)	13,658,000	13,147,191
John Deere Capital Corp.
2.80%, 1/27/2023	573,000	571,189
(SOFR + 0.12%), 2.41%, 7/10/2023 (b)	57,027,000	56,878,946
Toyota Motor Credit Corp.
0.35%, 10/14/2022	30,417,000	30,326,603
(SOFR + 0.20%), 2.48%, 2/13/2023 (b)	74,615,000	74,530,981
0.40%, 4/6/2023 (c)	68,327,000	67,178,230
(SOFR + 0.75%), 3.03%, 7/25/2023 (b)	64,017,000	64,120,363
0.45%, 1/11/2024	881,000	843,602
(SOFRINDX + 0.33%), 2.62%, 1/11/2024 (b)	41,950,000	41,708,274
		754,431,495
Diversified Financial Services — 1.4%
AIG Global Funding
0.80%, 7/7/2023 (a)	8,310,000	8,107,568
0.40%, 9/13/2023 (a)	39,623,000	38,205,507
(SOFR + 0.38%), 2.67%, 12/15/2023 (a) (b)	48,943,000	48,561,389
Citigroup Global Markets Holdings, Inc. 0.75%, 6/7/2024	29,285,000	27,582,026
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (a)	15,298,000	14,504,602
National Rural Utilities Cooperative Finance Corp.
2.30%, 9/15/2022	2,070,000	2,069,350
Series D, (ICE LIBOR USD 3 Month + 0.07%), 2.99%, 2/16/2023 (b)	65,911,000	65,853,684
(SOFR + 0.40%), 2.68%, 8/7/2023 (b) (c)	11,905,000	11,895,275
NTT Finance Corp. (Japan)
0.37%, 3/3/2023 (a) (c)	42,004,000	41,335,264
0.58%, 3/1/2024 (a)	320,000	303,970
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Financial Services — continued
Siemens Financieringsmaatschappij NV (Germany)
0.40%, 3/11/2023 (a)	14,889,000	14,660,123
(SOFR + 0.43%), 2.72%, 3/11/2024 (a) (b)	23,914,000	23,905,910
		296,984,668
Diversified Telecommunication Services — 0.2%
AT&T, Inc. (SOFRINDX + 0.64%), 2.93%, 3/25/2024 (b)	24,755,000	24,599,143
Deutsche Telekom International Finance BV (Germany) 2.49%, 9/19/2023 (a)	15,070,000	14,813,702
		39,412,845
Electric Utilities — 1.0%
American Electric Power Co., Inc. Series M, 0.75%, 11/1/2023	9,684,000	9,315,106
Emera US Finance LP (Canada) 0.83%, 6/15/2024	11,121,000	10,416,158
Entergy Louisiana LLC 0.62%, 11/17/2023	9,363,000	9,056,907
Eversource Energy
2.80%, 5/1/2023	14,173,000	14,063,726
Series T, (SOFRINDX + 0.25%), 2.53%, 8/15/2023 (b)	22,322,000	22,177,211
Series N, 3.80%, 12/1/2023	174,000	173,237
Florida Power & Light Co. (SOFRINDX + 0.38%), 2.67%, 1/12/2024 (b)	49,271,000	48,830,807
ITC Holdings Corp. 2.70%, 11/15/2022	18,617,000	18,585,764
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.27%), 3.25%, 2/22/2023 (b)	31,052,000	30,981,698
0.65%, 3/1/2023	30,294,000	29,753,156
(SOFRINDX + 0.54%), 2.83%, 3/1/2023 (b)	2,905,000	2,901,329
(SOFRINDX + 0.40%), 2.68%, 11/3/2023 (b)	5,000,000	4,957,150
4.26%, 9/1/2024	13,097,000	13,105,011
Virginia Electric and Power Co. Series C, 2.75%, 3/15/2023	11,008,000	10,956,151
		225,273,411
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electrical Equipment — 0.0% ^
Eaton Corp. 2.75%, 11/2/2022	4,062,000	4,058,872
Electronic Equipment, Instruments & Components — 0.3%
TD SYNNEX Corp. 1.25%, 8/9/2024	24,822,000	23,055,461
Teledyne Technologies, Inc. 0.65%, 4/1/2023	39,910,000	39,170,957
		62,226,418
Energy Equipment & Services — 0.0% ^
Schlumberger Finance Canada Ltd. 2.65%, 11/20/2022 (a)	3,623,000	3,618,246
Entertainment — 0.2%
Take-Two Interactive Software, Inc. 3.30%, 3/28/2024	20,386,000	20,099,077
TWDC Enterprises 18 Corp. 2.35%, 12/1/2022	5,400,000	5,385,152
Walt Disney Co. (The)
1.65%, 9/1/2022	19,999,000	19,999,000
3.00%, 9/15/2022	5,500,000	5,500,824
		50,984,053
Food & Staples Retailing — 0.3%
7-Eleven, Inc. 0.63%, 2/10/2023 (a)	67,817,000	66,802,163
Kroger Co. (The) 3.85%, 8/1/2023	4,554,000	4,552,818
		71,354,981
Food Products — 0.3%
Bunge Ltd. Finance Corp. 3.00%, 9/25/2022	10,841,000	10,840,696
Conagra Brands, Inc. 0.50%, 8/11/2023	23,177,000	22,422,587
Kellogg Co. 2.65%, 12/1/2023	3,269,000	3,230,072
Mondelez International Holdings Netherlands BV 2.13%, 9/19/2022 (a)	20,385,000	20,374,611
		56,867,966
Gas Utilities — 1.5%
Atmos Energy Corp.
0.63%, 3/9/2023	55,468,000	54,497,525
(ICE LIBOR USD 3 Month + 0.38%), 2.07%, 3/9/2023 (b)	92,141,000	92,105,884
CenterPoint Energy Resources Corp.
0.70%, 3/2/2023	25,649,000	25,269,176
(ICE LIBOR USD 3 Month + 0.50%), 2.11%, 3/2/2023 (b)	16,053,000	16,026,940
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — continued
ONE Gas, Inc.
0.85%, 3/11/2023	98,719,000	97,215,037
(ICE LIBOR USD 3 Month + 0.61%), 2.33%, 3/11/2023 (b)	30,397,000	30,397,681
Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (a)	4,600,000	4,482,983
		319,995,226
Health Care Equipment & Supplies — 0.0% ^
DH Europe Finance II SARL 2.05%, 11/15/2022	1,000,000	997,048
Health Care Providers & Services — 0.6%
Aetna, Inc. 2.80%, 6/15/2023	9,649,000	9,561,043
AmerisourceBergen Corp. 0.74%, 3/15/2023	30,080,000	29,626,933
Cigna Corp. (ICE LIBOR USD 3 Month + 0.89%), 3.40%, 7/15/2023 (b)	14,963,000	14,990,335
CVS Health Corp. 2.75%, 12/1/2022	14,896,000	14,896,000
Elevance Health, Inc.
2.95%, 12/1/2022	6,928,000	6,915,632
3.30%, 1/15/2023	6,166,000	6,157,410
Humana, Inc.
3.15%, 12/1/2022	15,124,000	15,117,006
2.90%, 12/15/2022	21,770,000	21,739,894
0.65%, 8/3/2023	16,792,000	16,298,619
Laboratory Corp. of America Holdings 4.00%, 11/1/2023	1,900,000	1,897,334
		137,200,206
Hotels, Restaurants & Leisure — 0.0% ^
Booking Holdings, Inc. 2.75%, 3/15/2023	985,000	983,149
Industrial Conglomerates — 0.0% ^
3M Co.
1.75%, 2/14/2023	205,000	203,342
2.25%, 3/15/2023	5,202,000	5,160,475
		5,363,817
Insurance — 3.4%
Allstate Corp. (The) 3.15%, 6/15/2023	1,230,000	1,225,415
Athene Global Funding
1.20%, 10/13/2023 (a)	32,955,000	31,682,234
0.95%, 1/8/2024 (a)	9,598,000	9,132,570
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	211

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
1.00%, 4/16/2024 (a)	21,061,000	19,810,181
(SOFRINDX + 0.70%), 2.98%, 5/24/2024 (a) (b)	43,521,000	42,648,306
Brighthouse Financial Global Funding
0.60%, 6/28/2023 (a)	11,451,000	11,103,029
1.20%, 12/15/2023 (a)	43,419,000	41,697,147
1.00%, 4/12/2024 (a)	7,007,000	6,609,680
Equitable Financial Life Global Funding
0.50%, 4/6/2023 (a)	247,000	241,385
(SOFR + 0.39%), 2.69%, 4/6/2023 (a) (b)	63,649,000	63,557,992
Guardian Life Global Funding 3.40%, 4/25/2023 (a)	500,000	498,518
Jackson National Life Global Funding
2.38%, 9/15/2022 (a)	900,000	899,857
(SOFR + 0.60%), 2.89%, 1/6/2023 (a) (b)	22,504,000	22,520,680
3.25%, 1/30/2024 (a)	21,256,000	20,896,970
Marsh & McLennan Cos., Inc. 3.30%, 3/14/2023	9,648,000	9,617,311
MassMutual Global Funding II 0.85%, 6/9/2023 (a)	39,446,000	38,570,309
Metropolitan Life Global Funding I
3.00%, 1/10/2023 (a)	243,000	242,714
0.90%, 6/8/2023 (a)	12,598,000	12,298,852
New York Life Global Funding
1.10%, 5/5/2023 (a) (c)	8,899,000	8,751,795
3.86%, 8/26/2024 (a)	180,500,000	179,780,076
Principal Financial Group, Inc. 3.13%, 5/15/2023	5,375,000	5,353,643
Principal Life Global Funding II
1.25%, 5/11/2023 (a) (c)	75,151,000	74,436,495
0.50%, 1/8/2024 (a)	1,046,000	996,681
Protective Life Global Funding
0.33%, 12/9/2022 (a)	62,913,000	62,379,077
1.08%, 6/9/2023 (a)	8,062,000	7,884,878
Reliance Standard Life Global Funding II
2.15%, 1/21/2023 (a)	9,976,000	9,899,960
3.85%, 9/19/2023 (a)	4,360,000	4,352,229
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
2.50%, 10/30/2024 (a)	2,780,000	2,659,986
Swiss Re Treasury U.S. Corp. (Switzerland) 2.88%, 12/6/2022 (a)	35,796,000	35,720,969
		725,468,939
IT Services — 0.0% ^
Fidelity National Information Services, Inc. 0.60%, 3/1/2024	316,000	299,861
International Business Machines Corp. 2.88%, 11/9/2022	2,215,000	2,214,107
		2,513,968
Life Sciences Tools & Services — 0.7%
Thermo Fisher Scientific, Inc. (SOFRINDX + 0.35%), 2.64%, 4/18/2023 (b)	143,174,000	143,092,137
Machinery — 0.3%
Daimler Trucks Finance North America LLC (Germany) (SOFR + 1.00%), 3.29%, 4/5/2024 (a) (b)	58,479,000	58,249,640
Media — 0.0% ^
Fox Corp. 4.03%, 1/25/2024	2,511,000	2,504,503
Metals & Mining — 0.3%
Glencore Finance Canada Ltd. (Australia) 4.25%, 10/25/2022 (a) (d)	33,060,000	33,048,429
Glencore Funding LLC (Australia)
3.00%, 10/27/2022 (a)	1,490,000	1,486,592
4.13%, 5/30/2023 (a)	28,801,000	28,730,438
		63,265,459
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	2,000,000	1,999,612
CenterPoint Energy, Inc. (SOFRINDX + 0.65%), 2.93%, 5/13/2024 (b)	35,739,000	35,349,916
Consolidated Edison, Inc. Series A, 0.65%, 12/1/2023	329,000	316,217
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 2.36%, 9/15/2023 (b)	31,071,000	30,958,032
DTE Energy Co.
Series H, 0.55%, 11/1/2022	20,525,000	20,430,736
2.25%, 11/1/2022	1,600,000	1,597,466
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
Engie SA (France) 2.88%, 10/10/2022 (a)	3,700,000	3,694,564
WEC Energy Group, Inc. 0.55%, 9/15/2023	15,845,000	15,297,247
		109,643,790
Oil, Gas & Consumable Fuels — 1.2%
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	12,446,000	12,209,751
BP Capital Markets plc (United Kingdom) 2.50%, 11/6/2022	9,228,000	9,215,361
Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	19,006,000	18,905,473
Enbridge, Inc. (Canada) (SOFR + 0.40%), 2.68%, 2/17/2023 (b)	22,769,000	22,695,889
Enterprise Products Operating LLC 3.35%, 3/15/2023	85,829,000	85,673,674
EOG Resources, Inc. 2.63%, 3/15/2023 (c)	18,698,000	18,612,654
Equinor ASA (Norway) 2.45%, 1/17/2023	1,130,000	1,126,429
Exxon Mobil Corp. 1.57%, 4/15/2023 (c)	48,100,000	47,561,289
Phillips 66 3.70%, 4/6/2023	5,000,000	4,999,228
Saudi Arabian Oil Co. (Saudi Arabia) 1.25%, 11/24/2023 (a)	8,000,000	7,720,000
TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	25,013,000	24,932,587
		253,652,335
Pharmaceuticals — 0.7%
AstraZeneca plc (United Kingdom) 0.30%, 5/26/2023	105,787,000	103,261,430
Bristol-Myers Squibb Co. 3.25%, 2/20/2023	410,000	409,562
Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	130,000	128,261
Takeda Pharmaceutical Co. Ltd. (Japan) 4.40%, 11/26/2023	1,125,000	1,126,786
Zoetis, Inc. 3.25%, 2/1/2023	48,982,000	48,931,228
		153,857,267
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC 3.00%, 3/15/2023	3,856,000	3,842,266
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued
ERAC USA Finance LLC 3.30%, 10/15/2022 (a)	32,027,000	32,009,882
Penske Truck Leasing Co. LP
4.25%, 1/17/2023 (a)	927,000	927,471
2.70%, 3/14/2023 (a)	37,371,000	37,090,904
4.13%, 8/1/2023 (a)	4,071,000	4,055,454
Triton Container International Ltd. (Bermuda) 0.80%, 8/1/2023 (a) (c)	22,739,000	21,834,670
Union Pacific Corp.
2.75%, 4/15/2023	6,395,000	6,358,179
3.50%, 6/8/2023	1,540,000	1,536,579
		107,655,405
Semiconductors & Semiconductor Equipment — 0.2%
NVIDIA Corp. 0.31%, 6/15/2023	39,037,000	38,003,330
Software — 0.4%
Oracle Corp.
2.50%, 10/15/2022	23,711,000	23,680,723
2.63%, 2/15/2023	39,961,000	39,772,735
2.40%, 9/15/2023	3,827,000	3,759,645
VMware, Inc. 0.60%, 8/15/2023	25,574,000	24,727,363
		91,940,466
Specialty Retail — 0.0% ^
AutoZone, Inc. 2.88%, 1/15/2023	5,100,000	5,093,180
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 1.70%, 9/11/2022	21,091,000	21,085,746
Thrifts & Mortgage Finance — 0.4%
BPCE SA (France)
2.75%, 1/11/2023 (a)	5,000,000	4,984,407
4.00%, 9/12/2023 (a)	19,526,000	19,412,164
Nationwide Building Society (United Kingdom) 2.00%, 1/27/2023 (a)	56,360,000	55,934,268
		80,330,839
Tobacco — 0.2%
Altria Group, Inc. 2.95%, 5/2/2023	195,000	193,579
Philip Morris International, Inc. 2.50%, 11/2/2022	2,620,000	2,616,565
Reynolds American, Inc. (United Kingdom) 4.85%, 9/15/2023	45,368,000	45,624,449
		48,434,593
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	213

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Trading Companies & Distributors — 0.1%
Air Lease Corp. (ICE LIBOR USD 3 Month + 0.35%), 2.18%, 12/15/2022 (b)	13,922,000	13,909,911
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.90%, 3/22/2023 (a)	650,000	648,297
Wireless Telecommunication Services — 0.0% ^
Vodafone Group plc (United Kingdom) 2.50%, 9/26/2022	150,000	149,890
Total Corporate Bonds (Cost $9,372,383,173)		9,235,237,854
Asset-Backed Securities — 8.6%
522 Funding CLO Ltd. (Cayman Islands) Series 2019-4A, Class AR, 3.79%, 4/20/2030 (a) (e)	48,357,790	47,774,933
Aimco CLO Ltd. (Cayman Islands)
Series 2020-12A, Class XR, 3.33%, 1/17/2032 ‡ (a) (e)	3,800,000	3,796,926
Series 2020-12A, Class AR, 3.65%, 1/17/2032 (a) (e)	23,689,000	23,147,209
AIMCO CLO Ltd. (Cayman Islands) Series 2019-10A, Class AR, 3.82%, 7/22/2032 (a) (e)	5,000,000	4,894,565
Anchorage Capital CLO Ltd. (Cayman Islands)
Series 2016-9A, Class XR, 3.46%, 7/15/2032 ‡ (a) (e)	1,000,000	999,540
Series 2016-9A, Class AR2, 3.65%, 7/15/2032 (a) (e)	12,000,000	11,776,560
Apidos CLO (Cayman Islands)
Series 2016-24A, Class A1AL, 3.66%, 10/20/2030 (a) (e)	35,000,000	34,318,725
Series 2019-31A, Class A1R, 3.61%, 4/15/2031 (a) (e)	28,565,000	28,117,586
Ares CLO Ltd. (Cayman Islands) Series 2013-2A, Class XR2, 3.74%, 10/28/2034 (a) (e)	4,250,000	4,247,101
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 3.84%, 4/22/2031 (a) (e)	14,675,000	14,451,617
Atlas Senior Loan Fund Ltd. (Cayman Islands) Series 2021-18A, Class X, 3.59%, 1/18/2035 ‡ (a) (e)	1,866,667	1,864,970
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Bain Capital Credit CLO (Cayman Islands) Series 2019-1A, Class X, 3.57%, 4/19/2034 (a) (e)	4,500,000	4,497,259
Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A1R, 3.72%, 10/20/2031 (a) (e)	20,955,000	20,546,650
Series 2019-1A, Class A1R, 3.54%, 7/15/2032 (a) (e)	42,764,000	41,794,711
Barings CLO Ltd. (Cayman Islands) Series 2013-IA, Class AR, 3.51%, 1/20/2028 (a) (e)	29,025,315	28,646,041
Benefit Street Partners CLO Ltd. (Cayman Islands)
Series 2013-IIA, Class A1R2, 3.38%, 7/15/2029 (a) (e)	24,787,803	24,487,524
Series 2013-IIIA, Class A1R2, 3.71%, 7/20/2029 (a) (e)	33,537,187	33,175,589
Series 2016-10A, Class X, 3.31%, 4/20/2034 (a) (e)	462,500	462,337
Series 2015-6BR, Class X, 3.41%, 7/20/2034 (a) (e)	1,800,000	1,799,338
BMW Vehicle Lease Trust Series 2021-2, Class A2, 0.19%, 11/27/2023	23,162,875	23,044,641
Buckhorn Park CLO Ltd. (Cayman Islands) Series 2019-1A, Class XR, 3.39%, 7/18/2034 (a) (e)	3,333,332	3,330,815
Capital One Prime Auto Receivables Trust Series 2020-1, Class A3, 1.60%, 11/15/2024	6,752,696	6,694,375
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2015-1A, Class AR3, 3.69%, 7/20/2031 (a) (e)	7,900,000	7,783,230
Series 2015-5A, Class A1RR, 3.79%, 1/20/2032 (a) (e)	7,485,000	7,333,795
CarMax Auto Owner Trust
Series 2018-3, Class A4, 3.27%, 3/15/2024	4,416,763	4,416,638
Series 2021-2, Class A2A, 0.27%, 6/17/2024	5,816,654	5,798,153
Series 2021-4, Class A2A, 0.24%, 11/15/2024	24,020,230	23,794,060
Series 2022-2, Class A2A, 2.81%, 5/15/2025	20,534,000	20,381,024
Carvana Auto Receivables Trust
Series 2021-P3, Class A2, 0.38%, 1/10/2025	28,547,206	28,211,534
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-P4, Class A2, 0.82%, 4/10/2025	15,540,116	15,369,479
Series 2022-P1, Class A2, 2.57%, 5/12/2025	72,437,300	71,820,482
CBAM Ltd. (Cayman Islands) Series 2017-2A, Class XR, 3.44%, 7/17/2034 (a) (e)	2,500,000	2,499,952
CIFC Funding Ltd. (Cayman Islands)
Series 2017-1A, Class AR, 3.74%, 4/23/2029 (a) (e)	1,896,219	1,871,578
Series 2017-5A, Class A1, 3.92%, 11/16/2030 (a) (e)	26,090,000	25,788,608
Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (a) (e)	79,887	79,758
Dell Equipment Finance Trust Series 2021-2, Class A2, 0.33%, 12/22/2026 (a)	23,905,344	23,569,154
Dryden Senior Loan Fund (Cayman Islands)
Series 2017-47A, Class A1R, 3.49%, 4/15/2028 (a) (e)	29,230,298	28,903,591
Series 2014-36A, Class AR3, 3.53%, 4/15/2029 (a) (e)	42,900,919	42,403,740
Elmwood CLO Ltd. (Cayman Islands) Series 2021-3A, Class A, 3.75%, 10/20/2034 (a) (e)	30,000,000	29,244,000
Exeter Automobile Receivables Trust Series 2021-3A, Class A3, 0.35%, 2/18/2025	12,187,196	12,140,311
Galaxy CLO Ltd. (Cayman Islands)
Series 2013-15A, Class ARR, 3.48%, 10/15/2030 (a) (e)	28,160,000	27,722,591
Series 2016-22A, Class XRR, 3.64%, 4/16/2034 (a) (e)	3,157,895	3,155,981
GM Financial Automobile Leasing Trust Series 2022-2, Class A2, 2.93%, 10/21/2024	72,390,000	71,786,941
GM Financial Consumer Automobile Receivables Trust Series 2022-1, Class A2, 0.76%, 2/18/2025	23,157,994	22,866,132
Goldentree Loan Management US CLO Ltd. (Cayman Islands)
Series 2022-12A, Class X, 2.04%, 4/20/2034 ‡ (a) (e)	4,800,000	4,794,955
Series 2020-7A, Class XR, 3.21%, 4/20/2034 (a) (e)	1,875,000	1,874,968
Series 2022-14A, Class X, 3.70%, 7/20/2035 (a) (e)	3,690,000	3,690,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Harriman Park CLO Ltd. (Cayman Islands) Series 2020-1A, Class XR, 3.31%, 4/20/2034 (a) (e)	2,916,665	2,914,693
ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class XRR, 3.71%, 4/29/2034 (a) (e)	2,947,370	2,945,658
KKR CLO Ltd. (Cayman Islands)
Series 13, Class A1R, 3.54%, 1/16/2028 (a) (e)	3,391,105	3,365,160
Series 28A, Class A, 2.97%, 3/15/2031 (a) (e)	13,479,544	13,272,727
Series 32A, Class A1, 3.83%, 1/15/2032 (a) (e)	18,000,000	17,797,122
Series 24, Class A1R, 3.79%, 4/20/2032 (a) (e)	20,000,000	19,561,140
Series 16, Class X, 3.46%, 10/20/2034 (a) (e)	4,375,000	4,373,329
LCM LP (Cayman Islands)
Series 20A, Class AR, 3.75%, 10/20/2027 (a) (e)	8,658,791	8,591,607
Series 14A, Class AR, 3.75%, 7/20/2031 (a) (e)	20,980,000	20,629,823
LCM Ltd. (Cayman Islands)
Series 24A, Class AR, 3.69%, 3/20/2030 (a) (e)	43,099,000	42,406,140
Series 25A, Class AR, 3.58%, 7/20/2030 (a) (e)	30,000,000	29,563,710
Series 29A, Class AR, 3.58%, 4/15/2031 (a) (e)	20,000,000	19,657,100
LMREC LLC Series 2021-CRE4, Class A, 3.48%, 4/22/2037 (a) (e)	24,752,413	24,133,984
Longfellow Place CLO Ltd. (Cayman Islands) Series 2013-1A, Class AR3, 3.51%, 4/15/2029 (a) (e)	8,606,218	8,536,516
Madison Park Funding Ltd. (Cayman Islands) Series 2019-36A, Class X, 3.38%, 4/15/2035 ‡ (a) (e)	1,750,000	1,746,941
Magnetite Ltd. (Cayman Islands)
Series 2012-7A, Class A1R2, 3.31%, 1/15/2028 (a) (e)	27,720,353	27,328,082
Series 2015-16A, Class AR, 3.54%, 1/18/2028 (a) (e)	8,171,808	8,076,272
Series 2016-18A, Class AR2, 3.79%, 11/15/2028 (a) (e)	11,472,919	11,285,520
Series 2014-8A, Class AR2, 3.49%, 4/15/2031 (a) (e)	1,982,221	1,957,778
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	215

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2016-17A, Class AR, 3.81%, 7/20/2031 (a) (e)	4,000,000	3,930,324
Series 2020-25A, Class A, 3.98%, 1/25/2032 (a) (e)	20,250,000	19,929,483
Series 2017-19A, Class X, 3.44%, 4/17/2034 (a) (e)	3,750,000	3,749,929
Marathon CLO Ltd. (Cayman Islands) Series 2019-1A, Class AANR, 3.83%, 4/15/2032 (a) (e)	35,000,000	34,523,685
Marlette Funding Trust
Series 2021-2A, Class A, 0.51%, 9/15/2031 (a)	2,251,152	2,231,955
Series 2022-1A, Class A, 1.36%, 4/15/2032 (a)	3,177,076	3,112,393
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 3.43%, 10/15/2029 (a) (e)	24,276,666	23,923,708
Neuberger Berman CLO Ltd. (Cayman Islands)
Series 2013-14A, Class AR2, 3.82%, 1/28/2030 (a) (e)	15,659,622	15,474,087
Series 2017-16SA, Class XR, 3.31%, 4/15/2034 (a) (e)	5,000,000	4,999,905
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands)
Series 2017-26A, Class AR, 3.66%, 10/18/2030 (a) (e)	38,286,000	37,730,087
Series 2020-37A, Class AR, 3.68%, 7/20/2031 (a) (e)	26,036,000	25,563,577
Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 3.75%, 7/25/2030 (a) (e)	30,619,000	30,185,251
Newark BSL CLO Ltd. (Cayman Islands) Series 2016-1A, Class A1R, 3.87%, 12/21/2029 (a) (e)	31,930,258	31,575,672
OCP CLO Ltd. (Cayman Islands)
Series 2020-8RA, Class A1, 3.96%, 1/17/2032 (a) (e)	35,000,000	34,431,600
Series 2019-17A, Class A1R, 3.75%, 7/20/2032 (a) (e)	25,500,000	24,865,840
Series 2015-9A, Class X, 1.60%, 1/15/2033 ‡ (a) (e)	4,000,000	3,993,104
Series 2020-19A, Class XR, 3.41%, 10/20/2034 (a) (e)	625,000	624,799
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 3.71%, 3/17/2030 (a) (e)	35,000,000	34,537,965
OHA Credit Funding 7 Ltd. (Cayman Islands) Series 2020-7A, Class XR, 3.25%, 2/24/2037 ‡ (a) (e)	937,500	935,649
OHA Credit Partners Ltd. (Cayman Islands) Series 2016-13A, Class XR, 3.58%, 10/25/2034 (a) (e)	1,625,000	1,624,967
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2019-4A, Class A1, 3.68%, 10/24/2027 (a) (e)	8,090,515	8,066,511
Series 2020-1A, Class A1, 3.78%, 2/20/2028 (a) (e)	6,198,107	6,139,541
Series 2020-4A, Class A1, 4.00%, 11/25/2028 (a) (e)	31,570,715	31,281,211
Series 2021-1A, Class A1, 3.61%, 4/20/2029 (a) (e)	30,424,335	30,066,819
Series 2021-2A, Class A1, 3.78%, 5/20/2029 (a) (e)	28,697,117	28,318,918
Series 2021-3A, Class A1, 3.51%, 7/20/2029 (a) (e)	22,462,646	22,113,262
Series 2021-4A, Class A1, 3.31%, 10/15/2029 (a) (e)	39,605,702	38,901,829
Series 2022-1A, Class A1, 3.38%, 4/15/2030 (a) (e)	28,535,309	28,123,516
Santander Drive Auto Receivables Trust Series 2021-2, Class A3, 0.34%, 2/18/2025	2,197,632	2,195,307
Sculptor CLO Ltd. (Cayman Islands) Series 27A, Class X, 3.76%, 7/20/2034 (a) (e)	4,000,000	3,999,908
Sound Point CLO II Ltd. (Cayman Islands) Series 2013-1A, Class A1R, 3.84%, 1/26/2031 (a) (e)	2,430,000	2,395,956
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 3.79%, 1/20/2032 (a) (e)	14,268,000	14,012,346
Southwick Park CLO LLC (Cayman Islands) Series 2019-4A, Class A1R, 3.77%, 7/20/2032 (a) (e)	15,000,000	14,698,305
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Symphony CLO Ltd. (Cayman Islands)
Series 2014-14A, Class AR, 3.43%, 7/14/2026 (a) (e)	3,035,098	3,022,178
Series 2018-20A, Class X, 3.74%, 1/16/2032 (a) (e)	750,000	749,962
Series 2020-24A, Class A, 3.98%, 1/23/2032 (a) (e)	28,550,000	28,163,119
Symphony Static CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 3.61%, 10/25/2029 (a) (e)	28,929,853	28,423,176
TCI-Symphony CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 3.44%, 7/15/2030 (a) (e)	20,000,000	19,694,840
Tesla Auto Lease Trust Series 2020-A, Class A3, 0.68%, 12/20/2023 (a)	3,353,833	3,318,535
Venture CLO Ltd. (Cayman Islands)
Series 2016-25A, Class ARR, 3.73%, 4/20/2029 (a) (e)	1,329,492	1,306,838
Series 2018-33A, Class A1LR, 3.57%, 7/15/2031 (a) (e)	21,836,000	21,367,378
Series 2019-36A, Class XR, 3.41%, 4/20/2032 (a) (e)	3,208,333	3,191,117
Series 2021-43A, Class X, 3.56%, 4/15/2034 (a) (e)	5,000,000	4,996,450
Voya CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1R, 3.64%, 1/18/2029 ‡ (a) (e)	12,241,986	12,090,896
Westlake Automobile Receivables Trust
Series 2021-3A, Class A2, 0.57%, 9/16/2024 (a)	3,757,477	3,720,197
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (a)	20,541,000	19,936,495
World Omni Select Auto Trust Series 2021-A, Class A2, 0.29%, 2/18/2025	9,811,458	9,750,201
Total Asset-Backed Securities (Cost $1,870,958,257)		1,847,301,760
Commercial Mortgage-Backed Securities — 1.7%
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 3.21%, 12/18/2037 (a) (e)	6,680,582	6,613,963
Benchmark Mortgage Trust
Series 2018-B3, Class A2, 3.85%, 4/10/2051	2,412,961	2,400,765
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-B5, Class A2, 4.08%, 7/15/2051	5,000,000	4,948,455
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A, 3.09%, 9/15/2036 (a) (e)	13,404,255	12,948,685
Series 2020-VKNG, Class A, 3.32%, 10/15/2037 (a) (e)	32,588,449	31,783,547
Series 2021-SOAR, Class A, 3.06%, 6/15/2038 (a) (e)	23,508,225	22,706,028
Series 2022-LP2, Class A, 3.31%, 2/15/2039 (a) (e)	23,345,626	22,569,566
BX Trust
Series 2021-LBA, Class AJV, 3.19%, 2/15/2036 (a) (e)	39,712,098	38,111,653
Series 2022-IND, Class A, 3.79%, 4/15/2037 (a) (e)	22,000,000	21,620,130
BXMT Ltd. (Cayman Islands) Series 2020-FL3, Class A, 3.50%, 11/15/2037 (a) (e)	45,000,000	44,453,655
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class AS, 3.42%, 4/10/2046	12,950,249	12,831,049
Series 2014-GC25, Class B, 4.34%, 10/10/2047 ‡ (e)	8,626,000	8,359,517
Series 2018-B2, Class A2, 3.79%, 3/10/2051	6,000,000	5,956,003
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 3.37%, 5/15/2036 (a) (e)	28,000,000	27,681,226
DBGS Mortgage Trust Series 2018-BIOD, Class A, 3.17%, 5/15/2035 (a) (e)	26,339,210	26,009,998
GS Mortgage Securities Corp. Trust Series 2021-RENT, Class A, 3.07%, 11/21/2035 (a) (e)	4,948,778	4,842,848
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	10,000,000	9,603,632
KNDL Mortgage Trust Series 2019-KNSQ, Class A, 3.19%, 5/15/2036 (a) (e)	5,600,000	5,536,204
Morgan Stanley Capital I Trust Series 2018-H3, Class A2, 4.00%, 7/15/2051	3,227,020	3,206,491
SREIT Trust Series 2021-MFP, Class A, 3.12%, 11/15/2038 (a) (e)	6,000,000	5,781,992
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	217

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
UBS Commercial Mortgage Trust Series 2018-C11, Class A2, 3.99%, 6/15/2051	1,751,104	1,736,056
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A, 3.54%, 2/15/2040 (a) (e)	31,490,985	30,236,447
Series 2018-C46, Class A2, 4.06%, 8/15/2051	10,863,024	10,789,222
WFRBS Commercial Mortgage Trust
Series 2013-UBS1, Class AS, 4.31%, 3/15/2046 (e)	6,584,641	6,499,500
Series 2014-C22, Class AS, 4.07%, 9/15/2057 (e)	6,901,000	6,744,112
Total Commercial Mortgage-Backed Securities (Cost $386,050,022)		373,970,744
Foreign Government Securities — 0.1%
Svensk Exportkredit AB (SOFRINDX + 1.00%), 3.27%, 5/25/2023 (b)(Cost $28,573,678)	28,420,000	28,583,037
Short-Term Investments — 43.9%
Certificates of Deposits — 15.9%
Bank of Montreal (Canada)
0.40%, 11/18/2022	55,800,000	55,505,864
3.87%, 7/21/2023	54,100,000	53,982,459
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.53%), 2.82%, 2/6/2023 (b)	91,172,000	91,204,612
(SOFR + 0.58%), 2.87%, 3/24/2023 (b)	153,980,000	154,061,058
Barclays Bank plc (United Kingdom) , 2.37%, 3/30/2023	191,925,000	190,295,002
Canadian Imperial Bank of Commerce (Canada) , 3.72%, 3/13/2023	18,950,000	18,950,000
Citibank NA
3.77%, 5/2/2023	77,750,000	77,657,844
3.85%, 7/28/2023	72,600,000	72,380,675
Cooperatieve Rabobank UA (Netherlands)
(SOFR + 0.44%), 2.73%, 1/27/2023 (b)	40,547,000	40,552,310
2.80%, 5/17/2023	40,743,000	40,418,249
3.74%, 5/31/2023	69,508,000	69,385,697
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Certificates of Deposits — continued
Credit Suisse AG (Switzerland) , 1.10%, 2/3/2023	100,098,000	98,983,085
First Abu Dhabi Bank PJSC , 1.46%, 9/26/2022 (a)	74,940,000	74,887,642
HSBC Bank USA NA
(SOFR + 0.50%), 2.79%, 4/20/2023 (b)	119,515,000	119,447,370
4.01%, 8/10/2023	53,686,000	53,614,599
Lloyds Bank Corporate Markets plc (United Kingdom) (SOFR + 0.67), 2.96%, 3/22/2023 (b)	70,740,000	70,823,740
Lloyds Bank plc (United Kingdom)
3.68%, 3/17/2023	19,669,000	19,666,955
3.89%, 6/16/2023	17,860,000	17,846,242
Mitsubishi UFJ Trust & Banking Corp. (Japan) (SOFR + 0.49), 2.78%, 3/3/2023 (b)	40,700,000	40,703,915
Natixis SA (France) (SOFR + 0.60), 2.89%, 3/24/2023 (b)	94,460,000	94,546,285
Nordea Bank Abp (Finland)
(SOFR + 0.53%), 2.81%, 12/23/2022 (b)	183,097,000	183,202,673
3.43%, 2/10/2023	126,407,000	126,436,234
2.97%, 6/8/2023	57,500,000	57,101,886
Norinchukin Bank (Japan) , 3.95%, 8/15/2023	198,472,000	198,274,520
Oversea-Chinese Banking Corp., Ltd. (Singapore) (SOFR + 0.47), 2.75%, 1/24/2023 (b)	137,489,000	137,495,715
Royal Bank of Canada (Canada) , 4.08%, 8/4/2023	73,300,000	73,265,054
Skandinaviska Enskilda Banken AB (Sweden) , 2.85%, 6/1/2023	155,975,000	154,671,798
Standard Chartered Bank (United Kingdom)
2.22%, 11/29/2022	2,700,000	2,695,737
2.82%, 5/26/2023	7,111,000	7,049,906
4.02%, 8/11/2023	54,640,000	54,569,089
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.40%), 2.69%, 9/29/2022 (b)	34,914,000	34,919,912
(SOFR + 0.51%), 2.80%, 12/27/2022 (b)	12,722,000	12,731,575
2.70%, 4/25/2023	39,988,000	39,705,130
2.70%, 4/28/2023	46,823,000	46,485,288
3.05%, 6/7/2023	2,999,000	2,979,529
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Certificates of Deposits — continued
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.43%), 2.71%, 12/22/2022 (b)	202,015,000	202,050,747
2.01%, 3/22/2023	171,141,000	169,498,618
3.46%, 6/13/2023	111,881,000	111,405,537
Toronto-Dominion Bank (The) (Canada)
0.73%, 1/13/2023	75,150,000	74,476,062
2.90%, 6/1/2023	5,344,000	5,297,492
4.07%, 7/18/2023	143,784,000	143,657,089
UBS AG (Switzerland) , 0.46%, 12/2/2022	40,092,000	39,879,747
Woorib Float 08/18/23 (South Korea) (SOFR + 0.80), 3.09%, 8/18/2023 (b)	101,808,000	101,836,510
Total Certificates of Deposit (Cost $3,444,099,395)		3,434,599,451
Commercial Paper — 17.9%
ASB Bank Ltd. (New Zealand)
4.10%, 8/18/2023 (a) (f)	67,001,000	64,320,900
Banco Santander SA (Spain)
1.56%, 10/3/2022 (a) (f)	25,588,000	25,529,713
Bank of Montreal (Canada)
0.67%, 1/5/2023 (f)	31,950,000	31,590,818
Canadian Imperial Bank of Commerce (Canada)
3.67%, 5/2/2023 (a) (f)	98,836,000	96,228,794
3.81%, 7/26/2023 (a) (f)	84,793,000	81,601,130
Citigroup Global Markets, Inc.
2.81%, 5/17/2023 (a) (f)	63,509,000	61,760,855
4.12%, 8/9/2023 (a) (f)	8,640,000	8,300,759
Cooperatieve Rabobank UA (Netherlands)
1.01%, 9/2/2022 (f)	73,195,000	73,185,728
Credit Agricole Corporate and Investment Bank (France)
3.83%, 5/22/2023 (f)	189,761,000	184,479,951
Credit Industriel et Commercial (France)
3.69%, 2/9/2023 (a) (f)	20,180,000	19,875,968
DNB Bank ASA (Norway)
1.36%, 9/21/2022 (a) (f)	161,920,000	161,699,640
3.89%, 5/24/2023 (a) (f)	52,540,000	51,020,149
3.96%, 5/31/2023 (a) (f)	72,042,000	69,891,690
3.96%, 8/16/2023 (a) (f)	196,307,000	188,485,801
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Paper — continued
E.ON SE (Germany)
3.28%, 11/21/2022 (a) (f)	4,926,000	4,889,972
E.On Se Corporate Commercial Paper Discount Dtd (Germany)
3.28%, 11/22/2022 (a) (f)	14,000,000	13,896,098
3.28%, 11/25/2022 (a) (f)	30,000,000	29,767,728
3.28%, 11/28/2022 (a) (f)	25,000,000	24,798,329
Enbridge US Inc
3.77%, 2/6/2023 (a) (f)	55,800,000	54,845,006
3.77%, 2/7/2023 (a) (f)	51,800,000	50,906,968
Enbridge US, Inc.
1.96%, 9/14/2022 (a) (f)	23,962,000	23,936,215
Enel Finance America LLC
0.40%, 9/29/2022 (a) (f)	16,093,000	16,057,700
0.40%, 10/3/2022 (a) (f)	16,338,000	16,296,635
3.58%, 10/18/2022 (a) (f)	27,510,000	27,402,307
3.58%, 10/24/2022 (a) (f)	17,690,000	17,609,652
1.01%, 1/20/2023 (a) (f)	6,543,000	6,439,637
1.01%, 1/24/2023 (a) (f)	96,810,000	95,228,926
Evergy Missouri West, Inc.
2.92%, 10/25/2022 (a) (f)	28,180,000	28,050,971
HSBC USA Inc.
4.18%, 8/1/2023 (a) (f)	7,400,000	7,107,822
HSBC USA, Inc.
0.84%, 1/6/2023 (a) (f)	14,000,000	13,832,796
ING US Funding LLC (Netherlands)
1.38%, 9/21/2022 (f)	177,850,000	177,602,047
KEB Hana Bank
3.77%, 1/17/2023 (a) (f)	56,008,000	55,292,418
Korea Development Bk Corporate Commercial Paper (South Korea)
0.00%, 5/26/2023 (f)	100,000,000	97,086,244
Macquarie Bank Ltd. (Australia)
3.60%, 2/28/2023 (a) (f)	103,200,000	101,277,599
4.06%, 8/18/2023 (a) (f)	9,745,000	9,347,378
Mizuho Bank Singapore Corporate Commercial Paper (Japan)
3.45%, 1/10/2023 (a) (f)	11,634,000	11,491,693
National Australia Bank Ltd. (Australia)
1.01%, 9/6/2022 (a) (f)	81,618,000	81,586,863
(SOFR + 0.48%), 2.77%, 1/3/2023 (a) (b)	193,244,000	193,310,623
Natixis SA (France)
3.59%, 3/28/2023 (f)	120,852,000	118,227,266
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	219

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Commercial Paper — continued
Nutrien Ltd. (Canada)
2.76%, 10/13/2022 (a) (f)	5,100,000	5,082,279
Raytheon Technologies Corp.
3.53%, 11/7/2022 (a) (f)	75,000,000	74,545,392
4.45%, 5/8/2023 (a) (f)	12,000,000	11,643,000
Royal Bank of Canada (Canada)
0.25%, 10/11/2022 (a) (f)	184,382,000	183,855,763
0.40%, 11/15/2022 (a) (f)	52,500,000	52,175,037
0.83%, 1/20/2023 (a) (f)	44,300,000	43,720,042
Skandinaviska Enskilda Banken AB (Sweden)
1.41%, 9/21/2022 (a) (f)	48,985,000	48,917,564
1.41%, 9/26/2022 (a) (f)	71,683,000	71,560,251
Societe Generale SA (France)
0.63%, 1/4/2023 (a) (f)	100,500,000	99,391,284
Standard Chartered Bank (United Kingdom)
0.27%, 10/14/2022 (a) (f)	67,223,000	67,021,869
3.00%, 6/6/2023 (a) (f)	38,300,000	37,107,654
Sumitomo Mitsui Banking Corp. (Japan)
1.26%, 9/8/2022 (a) (f)	88,758,000	88,712,043
Svenska Handelsbanken AB (Sweden)
0.81%, 1/18/2023 (a) (f)	86,648,000	85,629,357
Telus Corp Corporate Commercial Paper Discount Dtd (Canada)
3.67%, 2/21/2023 (a) (f)	65,000,000	63,773,179
TELUS Corp. (Canada)
1.71%, 9/13/2022 (a) (f)	31,219,000	31,189,644
TransCanada PipeLines Ltd. (Canada)
2.92%, 10/17/2022 (a) (f)	10,680,000	10,639,411
3.11%, 10/20/2022 (a) (f)	5,460,000	5,437,682
3.23%, 11/7/2022 (a) (f)	36,470,000	36,255,828
Volvo Group Treasury US, Inc.
1.36%, 9/1/2022 (a) (f)	109,390,000	109,382,249
Walt Disney Co. (The)
3.04%, 11/15/2022 (a) (f)	13,900,000	13,816,280
3.04%, 11/18/2022 (a) (f)	18,300,000	18,185,027
Westpac Banking Corp. (Australia)
3.37%, 1/18/2023 (a) (f)	69,000,000	68,151,261
Westpac Securities NZ Ltd. (New Zealand)
0.25%, 10/7/2022 (a) (f)	82,043,000	81,841,049
0.52%, 11/25/2022 (a) (f)	79,320,000	78,786,026
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Paper — continued
3.37%, 1/18/2023 (a) (f)	21,550,000	21,284,923
3.49%, 2/2/2023 (a) (f)	54,500,000	53,724,473
Total Commercial Paper (Cost $3,864,384,137)		3,856,089,356
	SHARES
Investment Companies — 9.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (g) (h) (Cost $2,061,647,797)	2,061,647,797	2,061,647,797
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (g) (h)	18,711,668	18,709,796
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (g) (h)	4,688,335	4,688,335
Total Investment of Cash Collateral from Securities Loaned (Cost $23,392,476)		23,398,131
	PRINCIPAL AMOUNT($)
Repurchase Agreements — 0.5%
Wells Fargo Securities LLC, 2.47%, dated 8/31/2022, due 9/16/2022, repurchase price $100,109,778, collateralized by Asset-Backed Securities, 0.00% - 10.21%, due 4/16/2025 - 8/25/2060, with the value of $110,656,609. (Cost $100,000,000)	100,000,000	100,000,000
Total Short-Term Investments (Cost $9,493,523,805)		9,475,734,735
Total Investments — 97.0% (Cost $21,151,488,935)		20,960,828,130
Other Assets Less Liabilities — 3.0%		647,534,656
NET ASSETS — 100.0%		21,608,362,786

Percentages indicated are based on net assets.

Abbreviations
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Exchange-Traded Funds	August 31, 2022

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(c)	The security or a portion of this security is on loan at August 31, 2022. The total value of securities on loan at August 31, 2022 is $22,844,603.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(f)	The rate shown is the effective yield as of August 31, 2022.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 2 Year Note	(6,462)	12/30/2022	USD	(1,345,711,500)	2,511,625

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	221

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 88.9% (a)
Alabama — 3.7%
Alabama Drinking Water Finance Authority, Revolving Fund Loan Series 2013-A, 3.00%, 8/15/2023	50,000	50,288
Alabama Federal Aid Highway Finance Authority
Series 2012A, 5.00%, 9/1/2022 (b)	160,000	160,000
Series A, 5.00%, 9/1/2022 (b)	160,000	160,000
Series A, 5.00%, 9/1/2023 (b)	90,000	92,355
Series B, Rev., 5.00%, 9/1/2023 (b)	25,000	25,654
Series 2012A, 5.00%, 9/1/2026 (b)	40,000	40,000
Alabama Incentives Financing Authority, Special Obligation
Series 2012-A, 3.75%, 9/1/2037 (b)	80,000	80,000
Series 2012-A, 5.00%, 9/1/2042 (b)	100,000	100,000
Alabama Public Health Care Authority (The), Publica Health Facilities 5.00%, 9/1/2022	35,000	35,000
Alabama Public School and College Authority, Capital Improvement
Series C, 5.00%, 9/1/2022	360,000	360,000
Series 2020A, 5.00%, 11/1/2022	215,000	215,968
Series 2014-A, 5.00%, 2/1/2023	30,000	30,336
Series 2012B, 3.00%, 3/1/2023	40,000	40,024
Series 2013A, 3.25%, 6/1/2024	40,000	40,269
Series 2014-B, 5.00%, 1/1/2025	75,000	78,414
Alabama Special Care Facilities Financing Authority-Birmingham, Ascension Senior Credit Group Series 2006C-1, 1.85%, 11/15/2046 (c)	1,025,000	1,023,593
Auburn University, General Fee Series 2020A, 5.00%, 6/1/2023	10,000	10,195
Auburn Water Works Board Series 2020A, 3.00%, 9/1/2022	345,000	345,000
Autauga County Board of Education 5.00%, 4/1/2024	30,000	31,170
Birmingham-Jefferson Civic Center Authority, Capital Appreciation NATL-RE, Zero Coupon, 9/1/2022 (b)	90,000	90,000
Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2048 (c)	245,000	247,480
Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, 4.00%, 12/1/2049 (c)	40,000,000	40,407,820
Black Belt Energy Gas District, Gas Project Series E, Rev., 5.00%, 5/1/2053 (c)	34,795,000	36,961,577
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
Black Belt Energy Gas District, Gas Project No. 6 Series 2021B, 4.00%, 10/1/2052 (c)	60,000	60,106
Black Belt Energy Gas District, Gas Supply Subseries 2022D-2, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.40%), 2.93%, 7/1/2052 (d)	25,575,000	24,801,576
Board of Water and Sewer Commissioners of the City of Mobile Rev., 5.00%, 1/1/2027	160,000	161,343
City of Auburn 5.00%, 11/1/2022	35,000	35,154
City of Auburn, Warrant Series 2014A, 5.00%, 12/1/2022	95,000	95,629
City of Birmingham
Series 2013A, 5.00%, 3/1/2027 (b)	20,000	20,249
Series 2013A, 5.00%, 3/1/2032 (b)	130,000	131,715
Series 2013A, 5.00%, 3/1/2037 (b)	50,000	50,660
City of Graysville Rev., AGM, 5.38%, 6/1/2023 (b)	25,000	25,537
City of Guntersville, Warrants GO, 5.00%, 12/1/2022	20,000	20,043
City of Homewood, Warrants
GO, 5.00%, 9/1/2022	30,000	30,000
GO, 2.00%, 3/1/2025	30,000	29,581
City of Huntsville, Warrants
Series 2020A, GO, 5.00%, 9/1/2022	75,000	75,000
Series 2020B, GO, 5.00%, 9/1/2022	125,000	125,000
Series 2020B, GO, 5.00%, 9/1/2023	30,000	30,797
Series 2013-C, GO, 5.00%, 11/1/2023 (b)	25,000	25,759
City of Irondale, Warrants GO, 4.00%, 10/1/2022	25,000	25,033
City of Madison, Warrants GO, 4.00%, 4/1/2023 (b)	20,000	20,194
City of Montgomery, Warrants
Series 2021B, GO, 3.00%, 12/1/2022	395,000	395,772
GO, 3.00%, 2/1/2023	15,000	15,048
City of Oxford Series 2012C, GO, 3.50%, 10/1/2022 (b)	25,000	25,025
City of Oxford, Warrants
Series 2015A, GO, 5.00%, 9/1/2022	110,000	110,000
GO, 3.25%, 10/1/2022 (b)	35,000	35,028
Series 2013-A, GO, 3.25%, 10/1/2022 (b)	25,000	25,020
Series 2012C, GO, 5.00%, 10/1/2022 (b)	35,000	35,078
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Alabama — continued
City of Trussville, Warrants
Series 2014A, GO, 5.00%, 10/1/2022	190,000	190,419
Series 2014A, GO, 5.00%, 10/1/2023 (b)	25,000	25,707
City of Tuscaloosa, Warrants Series 2020A, GO, 3.00%, 10/1/2022	75,000	75,033
County of Jefferson, Warrants
Rev., 3.00%, 9/15/2022	125,000	125,032
Rev., 5.00%, 9/15/2022	35,000	35,034
County of Madison, Warrants Series 2019C, GO, 5.00%, 9/1/2022	25,000	25,000
County of Mobile, Warrants
Series 2020B, GO, 4.00%, 8/1/2023	25,000	25,373
GO, 5.00%, 8/1/2025 (b)	25,000	26,792
County of Montgomery, Warrants GO, 5.00%, 3/1/2023	45,000	45,598
Escambia County Board of Education, Tax Anticipation Warrants Rev., 5.00%, 12/1/2022 (b)	50,000	50,332
Homewood Educational Building Authority, Educational Facilities, Samford University
Series 2013A, Rev., AGM, 4.75%, 12/1/2022 (b)	540,000	543,109
Series 2013A, Rev., AGM, 5.00%, 12/1/2022 (b)	150,000	150,978
Series 2013A, Rev., 5.00%, 12/1/2022 (b)	300,000	301,956
Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	100,000	94,778
Jacksonville Water Works Gas and Sewer Board Rev., 2.00%, 9/1/2022	25,000	25,000
Limestone County Water and Sewer Authority
Rev., 5.00%, 12/1/2022	425,000	427,685
Series 2014B, Rev., 4.00%, 12/1/2023 (b)	30,000	30,596
Lower Alabama Gas District (The), Gas Project
Rev., 4.00%, 12/1/2022	135,000	135,224
Rev., 4.00%, 12/1/2025 (c)	150,000	151,434
Madison County Board of Education, Tax Anticipation Warrants
Rev., 5.00%, 9/1/2022	25,000	25,000
Rev., 5.00%, 9/1/2023	20,000	20,495
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
Madison Water and Wastewater Board
Rev., 3.00%, 12/1/2022	60,000	60,114
Rev., 5.00%, 12/1/2022	145,000	145,985
Montgomery County Public Education Cooperative District, Public Schools Project Rev., 5.00%, 4/1/2023	200,000	202,888
Muscle Shoals Utilities Board Rev., 5.00%, 12/1/2022	45,000	45,290
Oxford Public Building Authority, Oxford Project Series 2015A, Rev., 5.00%, 10/1/2022	25,000	25,055
Ozark Utilities Board Rev., AGM, 3.38%, 9/1/2022 (b)	25,000	25,000
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	145,000	146,698
Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (c)	1,120,000	1,128,935
Southeast Energy Authority A Cooperative District
Series B-1, Rev., 5.00%, 8/1/2023	500,000	505,907
Series B-1, Rev., 5.00%, 8/1/2024	1,160,000	1,186,009
St. Clair County Public Building Authority Series 2012A, Rev., 2.25%, 9/1/2022	25,000	25,000
State of Alabama Series 2016A, 5.00%, 11/1/2022	120,000	120,547
University of Alabama (The)
Series 2019B, Rev., 4.00%, 7/1/2023	35,000	35,477
Series 2012-A, Rev., 5.00%, 7/1/2023	150,000	150,333
Series 2014B, Rev., 5.00%, 7/1/2023	25,000	25,545
Series 2012-A, Rev., 5.00%, 7/1/2024	310,000	310,628
Series 2014B, Rev., 5.00%, 7/1/2024 (b)	50,000	52,341
Series 2017A, Rev., 5.00%, 7/1/2024	20,000	20,889
University of Alabama at Birmingham
Series 2019A, Rev., 4.00%, 10/1/2022	310,000	310,427
Series 2015A, Rev., 5.00%, 10/1/2022	615,000	616,337
Water Works Board of the City of Birmingham (The)
Series 2016A, 5.00%, 1/1/2023	20,000	20,179
Series 2016B, 5.00%, 1/1/2023 (b)	25,000	25,225
Total Alabama		114,744,874
Alaska — 0.1%
Alaska Housing Finance Corp., General Mortgage
Series 2016A, 1.55%, 12/1/2022	70,000	69,846
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	223

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Alaska — continued
Series 2019A, 1.50%, 6/1/2024	305,000	298,663
Alaska Housing Finance Corp., State Capital Project
Series 2014D, 5.00%, 12/1/2022	100,000	100,659
Series 2015A, 5.00%, 12/1/2022	25,000	25,147
Series 2017A, 5.00%, 12/1/2022	20,000	20,118
Series 2018B, 5.00%, 12/1/2022	25,000	25,165
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, 5.00%, 10/1/2022	250,000	250,459
Alaska Municipal Bond Bank Authority
5.00%, 10/1/2022	225,000	225,478
Series 2014-3, 5.00%, 10/1/2022	335,000	335,712
Series ONE, 5.00%, 10/1/2022	65,000	65,138
Series 1, Rev., 5.00%, 12/1/2022	85,000	85,550
Series 2017-3, 5.00%, 12/1/2022	40,000	40,264
Series 3, 5.00%, 12/1/2022	85,000	85,550
Series 2013-1, 4.00%, 2/1/2023	95,000	95,633
Series TWO, 5.00%, 9/1/2024	135,000	135,242
Alaska Municipal Bond Bank Authority, Master Resolution Series 2017A, 4.00%, 10/1/2022	165,000	165,212
Borough of Fairbanks North Star Series 2011-Q, GO, 5.00%, 9/1/2022	50,000	50,000
Borough of Matanuska-Susitna
Series 2014B, GO, 5.00%, 11/1/2022	85,000	85,380
Series C, GO, 5.00%, 3/1/2023	40,000	40,522
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Rev., 5.00%, 9/1/2022	225,000	225,000
Series 2016, Rev., 5.00%, 9/1/2024	490,000	511,900
Rev., 5.00%, 9/1/2025	40,000	42,576
Rev., 5.25%, 9/1/2026	95,000	101,712
Borough of Matanuska-Susitna, Public Safety Building Lease COP, 3.00%, 10/1/2022	25,000	25,012
Borough of North Slope
Series B, GO, 5.00%, 10/30/2023	20,000	20,601
Series 2020A, GO, 5.00%, 6/30/2025	35,000	37,447
Borough of North Slope, General Purpose Series 2019A, GO, 5.00%, 6/30/2023	40,000	40,869
Municipality of Anchorage
Series D, 4.00%, 9/1/2022	445,000	445,000
Series D, 5.00%, 9/1/2022	130,000	130,000
Series D, 5.00%, 9/1/2023	25,000	25,644
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alaska — continued
Municipality of Anchorage, General Purpose
Series 2018A, 5.00%, 9/1/2022	180,000	180,000
Series 2108B, 5.00%, 9/1/2022	130,000	130,000
State of Alaska
Series 2013B, 5.00%, 8/1/2023	60,000	60,664
Series 2013B, 5.00%, 8/1/2024	145,000	146,730
Series 2013B, 5.00%, 8/1/2025	20,000	20,215
State of Alaska, Native Tribal Health Consortium Housing Facility Project 5.00%, 6/1/2023	25,000	25,485
University of Alaska Series 2015T, Rev., 5.00%, 10/1/2022	200,000	200,369
Total Alaska		4,568,962
Arizona — 0.7%
Arizona Health Facilities Authority, Banner Health Series 2015B, (SIFMA Municipal Swap Index Yield + 0.25%), 1.92%, 1/1/2046 (d)	3,400,000	3,363,614
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, 5.00%, 12/1/2025	140,000	147,097
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series 2019A, 5.00%, 11/1/2022	450,000	451,779
Series 2019A, 5.00%, 11/1/2024	95,000	99,808
Arizona School Facilities Board Series 2015A, 5.00%, 9/1/2023 (b)	20,000	20,523
Arizona State University Series 2016A, 5.00%, 7/1/2023	25,000	25,549
Arizona State University, Excise Tax, Maricopa County Regional Area Road Fund 5.00%, 7/1/2025	40,000	42,777
Arizona Transportation Board, Excise Tax, Maricopa County Regional Area Road Fund 5.00%, 7/1/2023	175,000	178,830
Arizona Water Infrastructure Finance Authority
Series 2012A, 4.00%, 10/1/2022	20,000	20,029
Series 2012A, 5.00%, 10/1/2022	30,000	30,067
Series 2012A, 5.00%, 10/1/2025 (b)	30,000	30,067
City of Buckeye, Excise Tax 5.00%, 7/1/2023	25,000	25,537
City of Casa Grande Series 2016B, 4.00%, 8/1/2023 (b)	20,000	20,302
City of Flagstaff, Road Repair, Street Improvement Project Rev., 4.00%, 7/1/2023	20,000	20,274
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
City of Goodyear GO, 5.00%, 7/1/2023	35,000	35,751
City of Mesa, Utility System Rev., 3.00%, 7/1/2023	20,000	20,113
City of Phoenix
GO, 4.00%, 7/1/2023 (b)	5,000	5,061
GO, 4.00%, 7/1/2023	5,000	5,070
City of Phoenix Civic Improvement Corp., Junior Lien
Rev., 5.00%, 7/1/2023	85,000	85,183
Rev., 5.00%, 7/1/2024	230,000	230,476
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2017D, Rev., 5.00%, 7/1/2024	515,000	536,196
City of Scottsdale, Preserve Acquisition GO, 3.00%, 7/1/2023	35,000	35,180
County of Maricopa Series 2018A, COP, 5.00%, 7/1/2024	25,000	26,143
County of Navajo Rev., 4.00%, 7/1/2025	20,000	20,761
County of Pima
Series 2019A, COP, 5.00%, 12/1/2022	50,000	50,336
Series 2020A, COP, 5.00%, 12/1/2022	20,000	20,134
Series A, COP, 5.00%, 12/1/2022	45,000	45,302
County of Pima, Sewer System
Series 2020A, Rev., 5.00%, 7/1/2023	30,000	30,664
Series 2012A, Rev., 5.00%, 7/1/2025	195,000	196,195
County of Pinal Rev., 5.00%, 8/1/2023	35,000	35,839
Gila County Unified School District No. 10-Payson GO, 5.00%, 7/1/2023	20,000	20,413
Glendale Industrial Development Authority, Midwestern University Rev., 5.00%, 5/15/2023	65,000	66,181
Glendale Union High School District No. 205, Project of 2020 Series 2021A, GO, AGM, 5.00%, 7/1/2023	25,000	25,553
Kyrene Elementary School District No. 28 GO, 4.00%, 7/1/2023	20,000	20,274
Madison Elementary School District No. 38, School Improvement, Project of 2014 Series 2019C, GO, 5.00%, 7/1/2023	25,000	25,556
Maricopa County Elementary School District No. 79, Litchfield Elementary, School Improvement GO, 3.00%, 7/1/2023	25,000	25,118
Maricopa County Industrial Development Authority, Banner Health
Series 2016A, Rev., 5.00%, 1/1/2023	475,000	479,221
Series C, Rev., 5.00%, 10/18/2024 (c)	375,000	392,168
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2022	235,000	235,000
Maricopa County School District No. 3, Tempe Elementary, School Improvement GO, 4.00%, 7/1/2023	70,000	70,937
Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2023	45,000	45,929
Maricopa County Unified School District No. 69 Paradise Valley, School Improvement, Project of 2015 Series C, GO, 5.00%, 7/1/2023	20,000	20,446
Maricopa County Unified School District No. 97-Deer Valley, School Improvement Series C, GO, 3.00%, 7/1/2023	75,000	75,177
Maricopa County Union High School District No. 210 Phoenix, School Improvement, Project of 2011 and 2017 GO, 5.00%, 7/1/2023	30,000	30,667
Maricopa County Union High School District No. 216 Agua Fria, School Improvement Series 2014B, GO, 3.00%, 7/1/2023	30,000	30,166
McAllister Academic Village LLC, Arizona State University Rev., 5.00%, 7/1/2023	20,000	20,421
Northern Arizona University, Stimulus Plan for Economic and Educational Development Series 2020B, Rev., AGM, 5.00%, 8/1/2025	100,000	106,557
Pima County Regional Transportation Authority, Excise Tax
Rev., 5.00%, 6/1/2024	60,000	62,678
Series 2014, Rev., 5.00%, 6/1/2025	30,000	30,571
Pima County Unified School District No. 20 Vail, School Improvement GO, AGM, 3.00%, 7/1/2023	20,000	20,094
Pinal County Community College District GO, 5.00%, 7/1/2023	30,000	30,637
Pinal County School District No. 1 Florence GO, 5.00%, 7/1/2023	20,000	20,413
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC : Royal Bank of Canada, 1.53%, 9/12/2022 (c) (e)	11,000,000	11,000,000
Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project Series 2015A, Rev., 5.00%, 12/1/2022	25,000	25,165
State of Arizona
Series 2015, 5.00%, 9/1/2022 (b)	570,000	570,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	225

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Series 2015, 5.00%, 9/1/2022	170,000	170,000
Series 2016, 4.00%, 10/1/2022 (b)	25,000	25,036
5.00%, 10/1/2022 (b)	30,000	30,067
Series 2019A, 5.00%, 10/1/2022 (b)	245,000	245,545
Series B, 5.00%, 10/1/2022	90,000	90,194
Tempe Industrial Development Authority, Friendship Village of Tempe Project Series 2021C-2, Rev., 1.13%, 12/1/2026	1,880,000	1,645,810
Town of Marana, Excise Tax Series 2017B, Rev., 5.00%, 7/1/2023	35,000	35,737
Town of Queen Creek, Excise Tax Series 2018A, Rev., 5.00%, 8/1/2023	40,000	40,963
University Medical Center Corp., Hospital Rev., 5.63%, 7/1/2023 (b)	30,000	30,800
Total Arizona		21,618,151
Arkansas — 0.3%
Arkansas Development Finance Authority, Cancer Research Project AMBAC, Zero Coupon, 7/1/2023	75,000	73,198
Arkansas State Community Water System Public Water Authority Series A, 4.00%, 10/1/2042 (b)	25,000	25,033
City of Bella Vista, Sales and Use Tax 4.00%, 10/1/2022	25,000	25,033
City of Bentonville, Sales and Use Tax 4.00%, 11/1/2022	50,000	50,140
City of Cabot, Sales Tax Series 2021B, 5.00%, 12/1/2022	25,000	25,154
City of Fayetteville, Sales & Use Tax Series 2019A, Rev., 5.00%, 11/1/2022	180,000	180,751
City of Rogers Rev., 4.00%, 11/1/2022	50,000	50,140
City of Van Buren, Water and Sewer Rev., AGM, 4.00%, 12/1/2022	25,000	25,091
County of Cross, Sales Tax Rev., 5.00%, 10/1/2022	25,000	25,052
Lake Hamilton School District No. 5 of Garland County
GO, 3.25%, 10/1/2022 (b)	80,000	80,061
GO, 3.50%, 10/1/2022 (b)	50,000	50,048
Pulaski County Public Facilities Board, Baptist Health Rev., 5.00%, 12/1/2022	240,000	241,342
State of Arkansas, Federal Highway
3.00%, 10/1/2022	225,000	225,147
5.00%, 10/1/2022	20,000	20,045
5.00%, 4/1/2023	20,000	20,317
5.00%, 10/1/2023	45,000	46,291
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arkansas — continued
State of Arkansas, Waste Disposal and Pollution Abatement Facilities 5.00%, 7/1/2023	30,000	30,669
Tender Option Bond Trust Receipts Series 2020-XF0954, GO, VRDO, LOC : TD Bank NA, 1.55%, 9/12/2022 (c) (e)	8,000,000	8,000,000
University of Arkansas Student Fee, UALR Campus Rev., 5.00%, 10/1/2022	45,000	45,101
University of Arkansas, Auxiliary Enterprises, UALR Campus Rev., 5.00%, 10/1/2022	50,000	50,112
University of Arkansas, Fayetteville Campus
Series 2015A, Rev., 5.00%, 9/15/2022	25,000	25,025
Series 2014A, Rev., 4.00%, 11/1/2022 (b)	25,000	25,070
Series 2015A, Rev., 5.00%, 11/1/2022 (b)	30,000	30,135
University of Arkansas, Student Fee, Capital Improvement, UALR Energy Conservation Project Series 2013C, Rev., 5.00%, 10/1/2022	115,000	115,259
University of Arkansas, Various Facility Fayetteville Campus
Series 2013A, Rev., 5.00%, 9/15/2022	80,000	80,081
Rev., 5.00%, 11/1/2022	50,000	50,228
Series 2012A, Rev., 5.00%, 11/1/2022 (b)	25,000	25,111
Series 2019A, Rev., 5.00%, 11/1/2022	30,000	30,137
Series 2019A, Rev., 5.00%, 9/15/2023	35,000	35,961
University of Arkansas, Various Facility Pine Bluff Campus Rev., 4.00%, 12/1/2022	35,000	35,154
University of Arkansas, Various Facility UAMS Campus Rev., 5.00%, 11/1/2022	90,000	90,410
Total Arkansas		9,831,296
California — 4.6%
Alameda Corridor Transportation Authority, Senior Lien Series 2013A, 5.00%, 10/1/2022 (b)	250,000	250,550
Alameda County Joint Powers Authority, Multiple Capital Projects Series 2013A, 5.00%, 12/1/2022	165,000	166,109
Anaheim Housing and Public Improvements Authority Series 2017B, 5.00%, 10/1/2022	50,000	50,107
Anaheim Housing and Public Improvements Authority, Water System Project Series 2020A, 5.00%, 10/1/2022	60,000	60,133
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Anaheim Public Financing Authority, Public Improvement Project Series 2019A, 5.00%, 9/1/2022	25,000	25,000
Antelope Valley Community College District 5.00%, 8/1/2028 (b)	70,000	74,480
Antelope Valley-East Kern Water Agency 5.00%, 6/1/2023	30,000	30,593
Bay Area Toll Authority, Toll Bridge
Series 2017S-7, 5.00%, 4/1/2023	140,000	142,176
Series 2013S-4, 5.13%, 4/1/2048 (b)	25,000	25,411
Bay Area Water Supply and Conservation Agency
Series 2013A, 5.00%, 10/1/2022	45,000	45,101
Series 2013A, 3.00%, 10/1/2024	100,000	100,333
Beaumont Public Improvement Authority, Local Agency Series 2019A, 4.00%, 9/1/2022	30,000	30,000
Beaumont Unified School District NATL-RE, Zero Coupon, 9/1/2022	35,000	35,000
Brea Redevelopment Agency, Tax Allocation 3.00%, 9/1/2022	90,000	90,000
Brentwood Infrastructure Financing Authority
Series 2012A, AGM, 3.25%, 9/2/2022	50,000	50,000
Series 2012A, AGM, 3.50%, 9/2/2023	50,000	50,029
Brentwood Infrastructure Financing Authority, Civic Center Project
4.00%, 10/1/2022	25,000	25,035
5.00%, 10/1/2024	40,000	41,950
Burbank Redevelopment Agency Successor Agency 5.00%, 12/1/2022	75,000	75,500
Burlingame School District, Election of 2012 Series 2013A, 4.00%, 8/1/2030 (b)	20,000	20,309
California Communities Local Measurer, Sales Tax Series 2013A, AGM, 5.13%, 6/1/2039 (b)	20,000	20,419
California County Tobacco Securitization Agency, Gold Country Settlement Funding Corp. Series 2020A, 5.00%, 6/1/2026	1,090,000	1,165,379
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp. Series 2020A, 4.00%, 6/1/2023	700,000	709,524
California Educational Facilities Authority, Loyola Marymount University Series 2018B, 5.00%, 10/1/2022	75,000	75,165
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Educational Facilities Authority, Pepperdine University
Series 2017B, 4.00%, 9/1/2022	25,000	25,000
5.00%, 9/1/2023 (b)	20,000	20,000
California Educational Facilities Authority, Stanford University 5.00%, 10/1/2022	25,000	25,056
California Educational Facilities Authority, University of Southern California Series 2012A, 5.00%, 10/1/2023 (b)	35,000	35,997
California Health Facilities Financing Authority 5.00%, 10/1/2039 (c)	420,000	444,560
California Health Facilities Financing Authority, Adventist Health System
Series 2013A, 5.00%, 3/1/2024	90,000	91,278
Series 2011A, Rev., 3.00%, 3/1/2041 (c)	495,000	492,109
California Health Facilities Financing Authority, Cedars-Sinai Medical Center
5.00%, 11/15/2022	180,000	180,957
5.00%, 11/15/2024	250,000	263,808
California Health Facilities Financing Authority, Children's Hospital Series 2019A, 5.00%, 11/1/2022	25,000	25,114
California Health Facilities Financing Authority, Kaiser Permanente
Series 2017B, 5.00%, 11/1/2029 (c)	650,000	652,993
Series C, 5.00%, 8/1/2031 (c)	3,665,000	3,681,875
Series D, 5.00%, 11/1/2032 (c)	505,000	507,325
California Health Facilities Financing Authority, Memorial Health Services
Series A, 5.00%, 10/1/2022	45,000	45,100
Series 2012A, 5.00%, 10/1/2023	350,000	350,742
Series 2012A, Rev., 5.00%, 10/1/2026	300,000	300,595
California Health Facilities Financing Authority, Providence Health and Services Series 2014A, 5.00%, 10/1/2022	110,000	110,220
California Health Facilities Financing Authority, Providence St. Joseph Health Series 2016B-2, 4.00%, 10/1/2036 (c)	160,000	163,990
California Health Facilities Financing Authority, St. Joseph Health System
Series 2013A, 5.00%, 7/1/2026 (b)	25,000	25,533
Series 2013A, 5.00%, 7/1/2026	60,000	61,124
Series 2009D, 1.70%, 7/1/2033 (c)	1,035,000	1,033,648
Series 2009C, 5.00%, 7/1/2034 (c)	355,000	356,013
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	227

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California Health Facilities Financing Authority, Sutter Health Series 2018A, 5.00%, 11/15/2022	175,000	175,876
California Infrastructure & Economic Development Bank, Colburn School (The) (SIFMA Municipal Swap Index Yield + 0.90%), 2.57%, 8/1/2072 (d)	28,500,000	28,252,158
California Infrastructure and Economic Development Bank Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 2.02%, 8/1/2047 (d)	5,250,000	5,180,714
California Infrastructure and Economic Development Bank, Academy of Motion Picture Arts and Sciences Obligated Group Series 2015A, 5.00%, 11/1/2022	125,000	125,565
California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund
4.00%, 10/1/2022	95,000	95,138
5.00%, 10/1/2022	150,000	150,337
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2014A, 5.00%, 10/1/2029 (b)	25,000	25,726
California Infrastructure and Economic Development Bank, National Charter School Revolving Loan Fund Series 2019B, 5.00%, 11/1/2022	25,000	25,099
California Municipal Finance Authority, Anaheim Water System Project Series 2015-A, 5.00%, 10/1/2022	25,000	25,056
California Municipal Finance Authority, City of Anaheim Electric Utility Distribution System Series 2015-B, 5.00%, 10/1/2022	20,000	20,045
California Municipal Finance Authority, Santa Rosa Community Health Centre 5.00%, 2/1/2023	25,000	25,271
California Municipal Finance Authority, St. John's Well Child and Family Center 4.00%, 12/1/2022	110,000	110,456
California Municipal Finance Authority, Tuolumne Project Series 2018A, 4.00%, 12/1/2022	50,000	50,220
California Pollution Control Financing Authority, American Water Capital Corp. Project Rev., 0.60%, 8/1/2040 (c)	145,000	141,495
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Public Finance Authority, Henry Mayo Newhall Hospital
4.00%, 10/15/2022	240,000	240,340
4.00%, 10/15/2023	290,000	293,462
4.00%, 10/15/2024	380,000	385,641
California State Public Works Board
Series 2014B, 5.00%, 10/1/2022	75,000	75,165
Series 2017B, 5.00%, 10/1/2022	315,000	315,695
Series 2021A, 5.00%, 2/1/2023	5,000,000	5,055,862
Series 2019B, 5.00%, 5/1/2023	35,000	35,619
Series E, 4.00%, 9/1/2037 (b)	25,000	25,000
California State Public Works Board, Department of Corrections and Rehabilitation
5.00%, 9/1/2022	45,000	45,000
Series 2013G, 5.00%, 9/1/2022	85,000	85,000
Series 2014A, 5.00%, 9/1/2022	220,000	220,000
Series D, 5.00%, 9/1/2022	40,000	40,000
Series 2014C, 4.00%, 10/1/2022	35,000	35,049
California State Public Works Board, Judicial Council of California
Series A, 5.00%, 3/1/2025	50,000	50,660
Series A, 5.00%, 3/1/2026	30,000	30,394
California State Public Works Board, Judicial Council Project Series A, 5.00%, 3/1/2024	275,000	278,563
California State Public Works Board, Various Capital Projects
Series 2013-I, 5.00%, 11/1/2022	50,000	50,224
Series 2016C, 5.00%, 11/1/2022	50,000	50,224
Series 2019C, 5.00%, 11/1/2022	50,000	50,224
Series H, 5.00%, 12/1/2022	40,000	40,269
Series B, 5.00%, 10/1/2023	45,000	46,267
Series 2012G, 5.00%, 11/1/2023	450,000	452,080
Series 2013-I, 5.00%, 11/1/2025	660,000	679,883
Series 2012G, 5.00%, 11/1/2026	5,000,000	5,023,105
Series 2013-I, 5.00%, 11/1/2026	40,000	41,200
Series 2012G, 5.00%, 11/1/2027	9,240,000	9,282,699
Series 2012G, 5.00%, 11/1/2037	11,295,000	11,347,195
California State Public Works Board, Various Correctional Facilities Series 2018C, 5.00%, 11/1/2022	20,000	20,089
California State University, Systemwide
Series 2016A, 3.00%, 11/1/2022	55,000	55,072
Series 2015A, 5.00%, 11/1/2022	70,000	70,319
Series 2017C, 5.00%, 11/1/2022	25,000	25,114
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Series 2019A, 5.00%, 11/1/2022	25,000	25,114
Series 2012A, 5.00%, 11/1/2023 (b)	75,000	75,347
Series 2016A, 5.00%, 11/1/2023	20,000	20,617
Series 2012A, 4.00%, 11/1/2024 (b)	45,000	45,131
Series 2012A, 5.00%, 11/1/2024 (b)	50,000	50,231
Series 2012A, 5.00%, 11/1/2025 (b)	175,000	175,809
Series 2012A, 4.00%, 11/1/2028 (b)	25,000	25,073
Series 2012A, 4.00%, 11/1/2030 (b)	70,000	70,203
Series 2012A, 5.00%, 11/1/2030 (b)	20,000	20,092
Series 2012A, Rev., 4.00%, 11/1/2031 (b)	155,000	155,450
Series 2012A, 3.25%, 11/1/2032 (b)	45,000	45,078
Series 2012A, 5.00%, 11/1/2037 (b)	160,000	160,739
Series 2012A, 3.75%, 11/1/2042 (b)	75,000	75,191
Series 2012A, 5.00%, 11/1/2042 (b)	50,000	50,231
California Statewide Communities Development Authority, City of Glendora Series A, AGM, 4.00%, 10/1/2022	25,000	25,036
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital Series 2014A, AGM, 5.25%, 10/1/2043 (b)	400,000	423,014
California Statewide Communities Development Authority, North Coast County Water District Series C, AGM, 4.00%, 10/1/2022	20,000	20,029
California Statewide Communities Development Authority, Rady Children's Hospital Series 2016B, 5.00%, 8/15/2025	125,000	133,853
California Statewide Communities Development Authority, Redlands Community Hospital 5.00%, 10/1/2022	40,000	40,080
California Statewide Communities Development Authority, Southern California Edison Co. Series D, 2.63%, 11/1/2033 (c)	290,000	286,671
Camarillo Community Development Commission Successor Agency, Camarillo Corridor Project AGM, 5.00%, 9/1/2023	25,000	25,619
Campbell Union High School District 5.00%, 8/1/2034 (b)	25,000	25,618
Capistrano Unified School District Community Facilities District No. 90-2, Special Tax AGM, 3.75%, 9/1/2022	80,000	80,000
Capistrano Unified School District Community Facilities District, Special Tax 5.00%, 9/1/2022	65,000	65,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Carlsbad Unified School District, School Financing Project 5.00%, 10/1/2022	50,000	50,106
Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, AMBAC, Zero Coupon, 8/1/2023	45,000	43,918
Central Contra Costa Sanitary District Series 2018A, 5.00%, 9/1/2022	25,000	25,000
Chabot-Las Positas Community College District 5.00%, 8/1/2025 (b)	20,000	20,494
Chaffey Joint Union High School District, Election of 2008 Series A, 5.00%, 8/1/2025 (b)	30,000	30,742
Chino Basin Regional Financing Authority, Inland Utilities Series 2017A, 5.00%, 11/1/2022	95,000	95,430
Chula Vista Elementary School District
AGM, 4.00%, 9/1/2022	50,000	50,000
AGM, 5.00%, 9/1/2022	35,000	35,000
Rev., BAN, Zero Coupon, 8/1/2023	20,000	19,519
AGM, 5.00%, 9/1/2023	30,000	30,755
Chula Vista Municipal Financing Authority
Series 2015B, 5.00%, 9/1/2023	45,000	46,038
5.00%, 5/1/2024	10,000	10,426
Chula Vista Redevelopment Agency Successor Agency 4.00%, 10/1/2022	30,000	30,033
City & County of San Francisco, Moscon Center Series 2011A, COP, 5.00%, 9/1/2022	115,000	115,000
City & County of San Francisco, Multi-Family, Eastern Park Apartments Series 2019K, Rev., 1.30%, 1/1/2023 (c)	520,000	517,532
City and County of San Francisco Series 2015A-1, COP, 5.00%, 4/1/2023	30,000	30,440
City and County of San Francisco, City Office Buildings - Multiple Properties Project Series 2015-R1, COP, 5.00%, 9/1/2022	25,000	25,000
City and County of San Francisco, Moscone Convention Centre Series 2017B, COP, 5.00%, 4/1/2025	75,000	79,574
City of Bakersfield, Wastewater Series 2015A, 5.00%, 9/15/2022	60,000	60,060
City of Berkeley 5.00%, 9/1/2022	20,000	20,000
City of Calabasas 5.00%, 12/1/2022	60,000	60,378
City of Glendora, Waterworks Series 2016A, Rev., 5.00%, 10/1/2022	25,000	25,056
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	229

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
City of Lincoln, Community Facilities District No. 2003-1, Lincoln Crossing Project, Special Tax Rev., 4.00%, 9/1/2022	70,000	70,000
City of Livermore
Series 2020B, COP, 4.00%, 10/1/2022	150,000	150,209
Series 2020B, COP, 4.00%, 10/1/2023	40,000	40,702
City of Long Beach Harbor Series 2014B, Rev., 5.00%, 5/15/2023	70,000	71,326
City of Long Beach Harbor, Private Activity
Series 2020A, Rev., 4.00%, 5/15/2024	20,000	20,546
Rev., 4.00%, 5/15/2025	155,000	161,367
City of Los Alamitos COP, 5.00%, 10/1/2022	30,000	30,066
City of Los Angeles
Series 2021B, GO, 5.00%, 9/1/2022	25,000	25,000
Series 2013A, Rev., 5.00%, 6/1/2027	75,000	76,540
City of Los Angeles Department of Airports, International Airport Subordinate Series 2018E, Rev., 5.00%, 5/15/2024	15,000	15,633
City of Los Angeles, Solid Waste Resources
Series 2013A, Rev., 2.00%, 2/1/2023	45,000	44,905
Series 2015A, Rev., 5.00%, 2/1/2023	25,000	25,270
City of Los Angeles, Tax Exempt Series 2017B, GO, 5.00%, 9/1/2022	45,000	45,000
City of Los Angeles, Wastewater System
Series 2013-A, Rev., 5.00%, 6/1/2025	75,000	76,551
Series 2013A, Rev., 5.00%, 6/1/2026	50,000	51,030
City of Manhattan Beach, Police and Fire Facility COP, 3.00%, 1/1/2023	25,000	25,058
City of Newark COP, 5.00%, 6/1/2023	45,000	45,833
City of Oakland, Sewer Series 2014A, Rev., 5.00%, 6/15/2023	35,000	35,741
City of Pico Rivera, Sales Tax Series 2018A, COP, AGM, 5.00%, 6/1/2023	35,000	35,705
City of Richmond, Wastewater, Capital Appreciation Rev., FGIC, Zero Coupon, 8/1/2023 (b)	200,000	195,492
City of Riverside Series 2019A, Rev., 5.00%, 10/1/2022	115,000	115,258
City of Sacramento Rev., 5.00%, 9/1/2022	60,000	60,000
City of San Francisco, Public Utilities Commission
Rev., 5.00%, 11/1/2022	75,000	75,342
Series 2015A, Rev., 5.00%, 11/1/2022	50,000	50,228
Series 2016A, Rev., 5.00%, 11/1/2022	125,000	125,569
Series 2017A, Rev., 5.00%, 11/1/2024 (b)	30,000	31,668
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
City of Santa Cruz Rev., 5.00%, 3/1/2023	45,000	45,614
City of Santa Rosa, Wastewater
Series 2012A, Rev., 5.00%, 9/1/2022 (b)	145,000	145,000
Series 2014A, Rev., 5.00%, 9/1/2022	20,000	20,000
Series 2016A, Rev., 5.00%, 9/1/2022	50,000	50,000
City of Sausalito, 2016 Financing Project COP, 4.00%, 5/1/2023	50,000	50,566
City of South Lake Tahoe, Road Improvement Projects COP, 4.00%, 9/1/2022	50,000	50,000
City of Susanville, Natural Gas Enterprise Rev., AGM, 3.00%, 6/1/2023	20,000	20,086
City of Tulare, Sewer System
Rev., AGM, 3.75%, 11/15/2022 (b)	40,000	40,118
Rev., AGM, 5.00%, 11/15/2022	30,000	30,158
Clovis Unified School District, Election of 2012 Series B, 5.00%, 8/1/2038 (b)	20,000	20,494
Coachella Redevelopment Agency Successor Agency, Merged Project Areas
AGM, 5.00%, 9/1/2022	150,000	150,000
Series A, AGM, 5.00%, 9/1/2022	25,000	25,000
Coast Community College District, Election of 2012 Series 2013A, 4.00%, 8/1/2038 (b)	20,000	20,309
Colton Joint Unified School District, Election of 2008 Series 2010B, AGM, 5.80%, 8/1/2035 (b)	25,000	28,225
Contra Costa Community College District, Election of 2006 5.00%, 8/1/2038 (b)	20,000	20,494
Contra Costa Community College District, Election of 2014 Series C, 4.00%, 8/1/2023	25,000	25,375
Contra Costa Transportation Authority, Sales Tax Series 2012B, 5.00%, 3/1/2027 (b)	105,000	106,448
Contra Costa Water District
Series T, 4.00%, 10/1/2022	25,000	25,036
Series 2012Q, 5.00%, 10/1/2022	70,000	70,157
Series R, 5.00%, 10/1/2022	50,000	50,112
Series T, 5.00%, 10/1/2022	45,000	45,101
Series U, 5.00%, 10/1/2022	110,000	110,246
Corona Utility Authority, Water Projects Rev., 5.00%, 9/1/2022	30,000	30,000
Corona-Norco Unified School District Public Financing Authority, Senior Lien Series A, 5.00%, 9/1/2023 (b)	20,000	20,537
County of Calaveras 3.00%, 11/1/2022	110,000	110,117
SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
County of Los Angeles, Disney Concert Hall Parking Garage COP, 5.00%, 9/1/2022	140,000	140,000
County of Marin, 2015 Financing Project COP, 5.00%, 11/1/2022	50,000	50,223
County of Mono, Mono County Civic Center Series 2018A, COP, 5.00%, 10/1/2022	260,000	260,477
County of Monterey, Public Facilities Refinancing COP, 5.00%, 10/1/2022	25,000	25,055
County of Sacramento COP, 5.00%, 10/1/2022	30,000	30,063
County of San Bernardino, Arrowhead Project Series 2019A, COP, 5.00%, 10/1/2022	25,000	25,053
County of San Diego, Sanford Burnham Prebys Medical Discovery Institute Series 2015A, Rev., 5.00%, 11/1/2022	25,000	25,110
County of San Joaquin, County Administration Building Project COP, AGM, 5.00%, 11/15/2022	125,000	125,662
County of Solano COP, 5.00%, 11/1/2022	80,000	80,363
County of Sonoma, Measure F Sales Tax, Limited Tax, Agricultural Preservation and Open Space Rev., 5.00%, 9/1/2022	80,000	80,000
Cucamonga Valley Water District Financing Authority
Rev., 4.00%, 9/1/2022 (b)	60,000	60,000
Rev., 5.00%, 9/1/2022	20,000	20,000
Series 2021B, Rev., 5.00%, 9/1/2022	20,000	20,000
Culver Redevelopment Agency Successor Agency Series 2017A, Rev., 5.00%, 11/1/2022	45,000	45,196
Cupertino Union School District, 2013 Crossover Series 2013A, GO, 5.00%, 8/1/2023 (b)	25,000	25,618
Desert Hot Springs Redevelopment Agency Successor Agency, Subordinate Tax Rev., 5.00%, 9/1/2022	30,000	30,000
Desert Sands Unified School District GO, 5.00%, 8/1/2023	10,000	10,244
Downey Public Finance Authority Rev., 5.00%, 12/1/2022	40,000	40,271
East Bay Regional Park District Series B-1, GO, 5.00%, 9/1/2022	20,000	20,000
East Bay Regional Park District, Election of 2008 Series 2013A, GO, 4.00%, 9/1/2022	50,000	50,000
East Side Union High School District
GO, AGM, 5.25%, 9/1/2022	100,000	100,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series B, GO, NATL-RE, 5.25%, 2/1/2023	1,050,000	1,062,805
El Dorado Irrigation District Series 2016B, COP, 5.00%, 3/1/2023	55,000	55,750
El Dorado Union High School District, 2021 Energy Efficiency Projects COP, AGM, 2.00%, 12/1/2022	160,000	159,731
El Monte City School District, Election of 2004 Series 2008C, GO, AGC, Zero Coupon, 8/1/2023	600,000	583,682
Emeryville Redevelopment Agency, Successor Agency Tax Allocation Series A, Rev., AGM, 5.00%, 9/1/2022	170,000	170,000
Etiwanda School District Public Financing Authority Series 2018A, Rev., 5.00%, 9/1/2022	35,000	35,000
Evergreen School District GO, 5.00%, 9/1/2022	70,000	70,000
Fairfield Community Facilities District, North Cordella General Improvements, Special Tax Rev., 4.00%, 9/1/2022	65,000	65,000
Folsom Cordova Unified School District School Facilities Improvement Dist No. 2, Capital Appreciation Series 2002A, GO, NATL-RE, Zero Coupon, 10/1/2022	20,000	19,959
Folsom Cordova Unified School District School Facilities Improvement Dist No. 3, Capital Appreciation, Election of 2007 Series 2007A, GO, NATL-RE, Zero Coupon, 10/1/2022	20,000	19,959
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4, Election of 2012 Series A, GO, 5.00%, 10/1/2023 (b)	20,000	20,580
Folsom Public Financing Authority Rev., 4.00%, 12/1/2022	35,000	35,154
Fontana Redevelopment Agency, Successor Agency, Tax Allocation Series 2017A, Rev., 5.00%, 10/1/2023	30,000	30,812
Fremont Public Financing Authority
Rev., 5.00%, 10/1/2022	75,000	75,169
Series 2017B, Rev., 5.00%, 10/1/2023	25,000	25,688
Fresno County Financing Authority Rev., 5.00%, 4/1/2023	550,000	558,709
Fullerton Joint Union High School District COP, 5.00%, 9/1/2022	35,000	35,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	231

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Garden Grove Agency Community Development Successor Agency, Tax Allocation
Rev., 5.00%, 10/1/2022	25,000	25,051
Rev., 5.00%, 10/1/2023	20,000	20,535
Garden Grove Unified School District, Election of 2010 Series C, GO, 5.00%, 8/1/2023	10,000	10,244
Gateway Unified School District, Election of 2008 GO, AGM, 5.00%, 8/1/2023 (b)	20,000	20,494
Glendale Unified School District
Series E, GO, 3.00%, 9/1/2022	30,000	30,000
GO, 4.25%, 9/1/2022 (b)	30,000	30,000
Series 2015A, GO, 5.00%, 9/1/2022	60,000	60,000
Golden Valley Unified School District, 2021 School Financing Project COP, 3.00%, 9/1/2022	275,000	275,000
Grossmont Healthcare District Series C, GO, 5.00%, 7/15/2024	25,000	25,980
Grossmont Union High School District, Election of 2008 Series E, GO, 5.00%, 8/1/2023 (b)	20,000	20,494
Grossmont-Cuyamaca Community College District GO, 5.00%, 8/1/2023	30,000	30,725
Helendale School District COP, AGM, 2.50%, 12/1/2022	20,000	20,004
Hemet Unified School District COP, AGM, 4.00%, 10/1/2022	250,000	250,314
Hermosa Beach Public Financing Authority Rev., 4.00%, 11/1/2024	25,000	25,817
Hesperia Unified School District Series 2013B, COP, 5.53%, 2/1/2023 (b)	25,000	25,207
Hollister School District, Election of 2016 Series 2019B, GO, 4.00%, 9/1/2022	20,000	20,000
Huntington Beach Union High School District
COP, 5.00%, 9/1/2022	40,000	40,000
GO, 5.00%, 8/1/2023 (b)	50,000	51,236
Imperial Public Financing Authority, Water Facility Rev., 3.50%, 10/15/2022	25,000	25,030
Inglewood Unified School District, Election of 2012 Series 2013A, GO, AGM, 5.13%, 8/1/2023 (b)	20,000	20,508
Irvine Unified School District, School Facilities Improvement District No. 1 Series 2016A, GO, 5.00%, 9/1/2022	25,000	25,000
Jefferson Elementary School District GO, 5.00%, 9/1/2022	25,000	25,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Jefferson Elementary School District, Election of 2018 Series 2020B, GO, 3.00%, 9/1/2022	50,000	50,000
La Mirada Public Financing Authority Rev., 5.00%, 5/1/2023	25,000	25,447
Lancaster School District, Election of 2012 Series A, GO, AGM, 4.00%, 8/1/2023 (b)	20,000	20,300
Lincoln Public Financing Authority Series A, Rev., 4.00%, 10/1/2022	25,000	25,026
Lodi Public Financing Authority Rev., AGM, 5.00%, 9/1/2022	25,000	25,000
Lodi Unified School District, Election of 2006 GO, 3.00%, 8/1/2023	40,000	40,212
Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2022	25,000	25,113
Long Beach Community College District Series 2017G, GO, 5.00%, 8/1/2023	35,000	35,856
Los Angeles Community College District
Series 2015A, GO, 5.00%, 8/1/2023	25,000	25,611
Series 2015C, GO, 5.00%, 8/1/2023	20,000	20,489
Los Angeles County Metropolitan Transportation Authority, Measure J Junior Subordinate Sales Tax Series 2020A, Rev., 5.00%, 6/1/2023	30,000	30,578
Los Angeles County Metropolitan Transportation Authority, Measure R Senior Sales Tax Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,504
Los Angeles County Public Works Financing Authority Series 2019E1, Rev., 4.00%, 12/1/2023	85,000	86,826
Los Angeles County Public Works Financing Authority, MLK Hospital Project Series 2016D, Rev., 5.00%, 12/1/2022	75,000	75,528
Los Angeles County Public Works Financing Authority, Multiple Capital Projects II Series 2015A, Rev., 5.00%, 12/1/2022	25,000	25,176
Los Angeles County Redevelopment Refunding Authority Redevelopment Agency Successor Agency, CRA/LA Bunker Hill Project Rev., 5.00%, 12/1/2022	50,000	50,317
Los Angeles County Sanitation Districts Financing Authority Series 2016A, Rev., 5.00%, 10/1/2022	25,000	25,053
SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Los Angeles Department of Water and Power, Power System
Series 2018B, Rev., 5.00%, 1/1/2023	140,000	140,971
Series 2013A, Rev., 5.00%, 7/1/2023	345,000	348,126
Series 2013A, Rev., 5.00%, 7/1/2025	125,000	126,107
Series 2013A, Rev., 5.00%, 7/1/2026	25,000	25,221
Los Angeles Department of Water and Power, Water System
Series 2013A, Rev., 5.00%, 7/1/2024	1,050,000	1,059,307
Series 2013B, Rev., 5.00%, 7/1/2024	180,000	184,001
Series 2013B, Rev., 5.00%, 7/1/2025	40,000	40,899
Series 2013B, Rev., 5.00%, 7/1/2026	35,000	35,786
Los Angeles Unified School District
Series 2015A, GO, 5.00%, 7/1/2023	70,000	71,579
Series D, GO, 5.00%, 7/1/2023	20,000	20,451
Los Angeles Unified School District, Headquarters Building Projects Series 2012A, COP, 5.00%, 10/1/2022 (b)	745,000	746,521
Madera County Board of Education COP, 4.00%, 10/1/2023	20,000	20,308
Manteca Redevelopment Agency Successor Agency Series 2020A, Rev., 4.00%, 10/1/2022	130,000	130,163
McFarland Unified School District, Election of 2020 Series A, GO, 4.00%, 11/1/2022	25,000	25,066
Merced Union High School District GO, AGM, Zero Coupon, 2/18/2025 (b)	350,000	105,975
Metropolitan Water District of Southern California, Waterworks Series 2017B, Rev., 5.00%, 8/1/2023	70,000	71,672
Middletown Unified School District, Election of 2018 Series 2019A, GO, 4.00%, 8/1/2023	25,000	25,370
Midpeninsula Regional Open Space District Series A, GO, 5.00%, 9/1/2022	155,000	155,000
Midpeninsula Regional Open Space District, Promissory Notes, 1999 Project Lease Rev., 5.00%, 9/1/2022 (b)	105,000	105,000
Milpitas Redevelopment Agency Successor Agency, Redevelopment Project Area No.1 Rev., 5.00%, 9/1/2022	100,000	100,000
Modesto Irrigation District, Electric System
Rev., 5.00%, 10/1/2022	145,000	145,325
Series 2015B, Rev., 5.00%, 10/1/2022	25,000	25,055
Mojave Water Agency Public Facilities Corp., Morongo Basin Pipeline Project, Election of 1990 GO, 4.00%, 9/1/2022	25,000	25,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Moreno Valley Public Financing Authority Rev., 5.00%, 11/1/2022	45,000	45,200
Morgan Hill Financing Authority Rev., 5.00%, 10/1/2022	50,000	50,112
Morgan Hill Redevelopment Agency Successor Agency Series 2013A, Rev., 5.00%, 9/1/2022 (b)	50,000	50,000
Mount Diablo Unified School District COP, 5.00%, 9/1/2022	135,000	135,000
Mount San Antonio Community College District, Election of 2008
Series 2013A, GO, 5.00%, 9/1/2022	140,000	140,000
Series A, GO, Zero Coupon, 8/1/2023	35,000	19,972
Municipal Improvement Corp. of Los Angeles Series 2016A, Rev., 5.00%, 11/1/2022	60,000	60,271
Municipal Improvement Corp., of Los Angeles, Real Property
Series 2016B, Rev., 4.00%, 11/1/2022	55,000	55,160
Series 2016B, Rev., 5.00%, 11/1/2022	80,000	80,362
Series 2018B, Rev., 5.00%, 11/1/2022	50,000	50,226
Series 2019B, Rev., 5.00%, 11/1/2022 (b)	30,000	30,136
Series 2020-B, Rev., 5.00%, 11/1/2022	75,000	75,339
Series 2016B, Rev., 5.00%, 11/1/2023	25,000	25,765
Murrieta Valley Unified School District, Election of 2002 GO, AGM, 3.00%, 9/1/2022 (b)	25,000	25,000
Natomas Unified School District, Election of 2002 Series 2004-B, GO, NATL-RE, Zero Coupon, 9/1/2022 (b)	30,000	30,000
Norco Community Redevelopment Agency Successor Agency, Redevelopment Project Area #1 Series 2017A, Rev., 4.00%, 3/1/2023	20,000	20,154
Norco Financing Authority Enterprise Series 2019A, Rev., 4.00%, 10/1/2022	50,000	50,073
Norris School District, Election of 2012 Series 2012A, GO, 4.00%, 11/1/2022 (b)	20,000	20,058
North City West School Facilities Financing Authority, Special Tax Series 2005B, Rev., AMBAC, 5.25%, 9/1/2022	95,000	95,000
Northern California Energy Authority Series 2018A, Rev., 4.00%, 7/1/2024 (c)	445,000	451,958
Oakland Joint Powers Financing Authority Rev., 5.00%, 11/1/2022	80,000	80,352
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	233

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	25,000	25,171
Orange County Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 2/1/2023	85,000	85,967
Orange County Water District
Series 2019A, COP, 2.00%, 8/15/2023	200,000	199,197
Series 2003B, COP, NATL-RE, 4.75%, 8/15/2023 (b)	25,000	25,578
Series 2013A, Rev., 5.00%, 8/15/2023 (b)	25,000	25,644
Series 2021A, COP, 4.00%, 2/15/2025	175,000	181,690
Orchard School District GO, 5.00%, 8/1/2023	45,000	46,100
Otay Water District Rev., 4.00%, 9/1/2022	35,000	35,000
Otay Water District Financing Authority Series 2018A, Rev., 5.00%, 9/1/2023	30,000	30,797
Padre Dam Municipal Water District
Series 2017A, COP, 5.00%, 10/1/2022	20,000	20,043
Series 2017A, COP, 5.00%, 10/1/2024	50,000	52,583
Palm Springs Financing Authority Rev., 5.00%, 11/1/2022	30,000	30,137
Palm Springs Financing Authority, Convention Center Project
Series 2012A, Rev., 3.13%, 11/1/2022 (b)	25,000	25,037
Series 2012A, Rev., 3.25%, 11/1/2022 (b)	65,000	65,107
Palmdale Community Redevelopment Agency Successor Agency
Series 2016B, Rev., 5.00%, 9/1/2022	35,000	35,000
Series 2016A, Rev., 5.00%, 9/1/2023	45,000	46,115
Palmdale Financing Authority Rev., AGM, 5.00%, 11/1/2022	25,000	25,114
Palomar Community College District GO, 5.00%, 5/1/2024	50,000	52,080
Palos Verdes Peninsula Unified School District GO, 5.00%, 11/1/2022	20,000	20,091
Paramount Unified School District, Election of 2006
GO, Zero Coupon, 8/1/2023 (b)	355,000	47,616
GO, 4.50%, 8/1/2023 (b)	40,000	40,798
Perris Union High School District GO, 5.00%, 9/1/2023	10,000	10,263
Perris Union High School District, Election of 2018 Series 2019A, GO, AGM, 5.00%, 9/1/2022	70,000	70,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Pico Rivera Public Financing Authority Rev., 4.00%, 9/1/2022	30,000	30,000
Pismo Beach Public Financing Agency, Beach Municipal Pier Project Rev., 5.00%, 12/1/2023	30,000	30,989
Pittsburg Successor Agency Redevelopment Agency, Subordinate Tax Allocation Series A, Rev., AGM, 5.00%, 9/1/2022	50,000	50,000
Placentia-Yorba Linda Unified School District Series 2016A, COP, AGM, 5.00%, 10/1/2022	70,000	70,143
Plumas Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2023	30,000	30,706
Poway Unified School District Public Financing Authority, Special Tax Community Facilities District No. 2 Series 2015C, Rev., AGM, 5.00%, 9/1/2023	40,000	41,035
Puente Basin Water Agency, Walnut Valley Water District Project Series 2013A, Rev., 5.00%, 6/1/2023 (b)	25,000	25,510
Rancho Cucamonga Redevelopment Agency Successor Agency Rev., AGM, 5.00%, 9/1/2022	305,000	305,000
Rancho Santiago Community College District
Series B, GO, AGM, Zero Coupon, 9/1/2022	20,000	20,000
GO, 4.00%, 9/1/2022	25,000	25,000
GO, 5.00%, 9/1/2022	135,000	135,000
GO, AGM, 5.25%, 9/1/2022	50,000	50,000
Regents of the University of California Medical Center Pooled Series 2016L, Rev., 4.00%, 5/15/2025	20,000	20,873
Rescue Union School District, Election of 1998 Series 2005, GO, NATL-RE, 5.00%, 9/1/2022	20,000	20,000
Rialto Redevelopment Agency, Merged Project Area Series 2014A, Rev., 5.00%, 9/1/2022	50,000	50,000
Richmond Joint Powers Financing Authority, Civics Center Project Series 2019A, Rev., AGM, 5.00%, 11/1/2022	20,000	20,089
Riverside County Asset Leasing Corp., Defender/Probation Building Series 2013A, Rev., 5.00%, 11/1/2022 (b)	40,000	40,185
Riverside County Infrastructure Financing Authority Series 2021A, Rev., 5.00%, 11/1/2022	50,000	50,224
SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Riverside County Public Financing Authority, Tax Allocation, Project Area No. 1 Series 2015A, Rev., 5.00%, 10/1/2022	75,000	75,137
Riverside County Redevelopment Successor Agency, Jurupa Valley Redevelopment project Area Series 2016B, Rev., 5.00%, 10/1/2022	110,000	110,225
Riverside County Transportation Commission, Limited Tax Series 2013A, Rev., 5.25%, 6/1/2023 (b)	25,000	25,546
Riverside County Transportation Commission, Sales Tax Series 2017A, Rev., 5.00%, 6/1/2023	25,000	25,504
Riverside Redevelopment Agency Successor Agency Series 2018A, Rev., 5.00%, 9/1/2022	40,000	40,000
Riverside Unified School District Financing Authority, Superior Lien Series A, Rev., 5.00%, 9/1/2022 (b)	75,000	75,000
Rocklin Public Financing Authority Rev., 5.00%, 11/1/2022	25,000	25,114
Rocklin Unified School District Community Facilities District, Capital Appreciation Rev., AMBAC, Zero Coupon, 9/1/2022	170,000	170,000
Sacramento City Financing Authority, Master Lease Program Facilities Series E, Rev., AMBAC, 5.25%, 12/1/2022	55,000	55,382
Sacramento County Sanitation Districts Financing Authority
Series 2014A, Rev., 5.00%, 12/1/2022	20,000	20,137
Series 2014A, Rev., 5.00%, 12/1/2023	35,000	36,153
Sacramento Municipal Utility District, Electric
Series 2019A, Rev., 5.00%, 10/17/2023 (c)	1,175,000	1,192,907
Series 2019B, Rev., 5.00%, 10/15/2025 (c)	215,000	225,652
Sacramento Transportation Authority, Measure A Sales Tax Rev., 5.00%, 10/1/2023	210,000	210,435
San Bernardino City Unified School District
GO, AGM, 5.00%, 8/1/2023	10,000	10,234
Series 2013A, GO, AGM, 5.00%, 8/1/2023 (b)	25,000	25,606
San Bernardino City Unified School District, Election of 2012 Series A, GO, AGM, 4.00%, 8/1/2023 (b)	20,000	20,300
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Bernardino County Transportation Authority, Sales Tax Series 2014A, Rev., 5.00%, 3/1/2023	20,000	20,273
San Carlos School District GO, 5.00%, 10/1/2022	20,000	20,045
San Diego Community College District, CABS, Election of 2006 GO, Zero Coupon, 8/1/2023	90,000	55,417
San Diego Community College District, Election of 2002 GO, 5.00%, 8/1/2023 (b)	40,000	40,988
San Diego County Regional Transportation Commission, Sales Tax Series 2021A, Rev., 5.00%, 10/1/2022	180,000	180,405
San Diego County Water Authority
Rev., 5.00%, 11/1/2022 (b)	25,000	25,116
Series 2013A, Rev., 5.00%, 11/1/2022 (b)	90,000	90,416
Series 2013A, Rev., 5.00%, 5/1/2023	20,000	20,092
San Diego Public Facilities Financing Authority
Rev., 5.00%, 10/15/2022	180,000	180,588
Rev., 5.00%, 5/15/2023	45,000	45,840
Series 2016B, Rev., 5.00%, 8/1/2023	20,000	20,487
San Diego Redevelopment Agency Successor Agency
Series 2017A, Rev., 5.00%, 9/1/2022	110,000	110,000
Series A, Rev., 5.00%, 9/1/2022	100,000	100,000
Series 2017A, Rev., 5.00%, 9/1/2023	10,000	10,259
San Diego Regional Building Authority, County Operations Center Series 2016A, Rev., 5.00%, 10/15/2022	50,000	50,166
San Diego Unified Port District Series 2013A, Rev., 5.00%, 9/1/2022	25,000	25,000
San Diego Unified School District, Election of 1998 Series D-1, GO, NATL-RE, 5.50%, 7/1/2023	25,000	25,660
San Francisco Bay Area Rapid Transit District, Election of 2004 Series 2013C, GO, 5.00%, 8/1/2023	10,000	10,244
San Francisco Bay Area Rapid Transit District, Sales Tax Series 2016A, Rev., 5.00%, 7/1/2023	55,000	56,208
San Francisco City and County Airport Commission, San Francisco International Airport
Series 2019D, Rev., 5.00%, 5/1/2024	45,000	46,850
Series 2016A, Rev., 4.00%, 5/1/2025	25,000	25,997
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	235

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
San Francisco City and County Public Utilities Commission Wastewater
Series 2013A, Rev., 5.00%, 10/1/2022	20,000	20,045
Series 2018A, Rev., 5.00%, 10/1/2022	130,000	130,292
Series 2018B, Rev., 5.00%, 10/1/2022	60,000	60,135
Series 2016B, Rev., 5.00%, 10/1/2023	35,000	36,004
San Joaquin County Transportation Authority, Measure K Sales Tax Rev., 5.00%, 3/1/2023	20,000	20,270
San Joaquin County Transportation Authority, Sales Tax Rev., 3.00%, 3/1/2023	20,000	20,073
San Joaquin Delta Community College District Series A, GO, 5.00%, 8/1/2023	25,000	25,611
San Joaquin Hills Transportation Corridor Agency, Toll Road, Senior Lien Rev., Zero Coupon, 1/1/2025 (b)	120,000	113,249
San Jose Evergreen Community College District
GO, 5.00%, 9/1/2022	90,000	90,000
Series A, GO, 5.00%, 9/1/2022	55,000	55,000
San Jose Evergreen Community College District, Election of 2016
Series A, GO, 4.00%, 9/1/2022	20,000	20,000
Series B, GO, 4.00%, 9/1/2022	25,000	25,000
San Jose Financing Authority, Civic Center Project Series 2013A, Rev., 5.00%, 6/1/2023 (b)	80,000	81,600
San Jose Unified School District Series 2013-GO, GO, 5.00%, 8/1/2023 (b)	25,000	25,618
San Juan Unified School District, Election of 2002
GO, 3.00%, 8/1/2023	75,000	75,485
GO, 5.00%, 8/1/2023 (b)	40,000	40,989
San Juan Water District Rev., 5.00%, 2/1/2025	45,000	47,628
San Luis Obispo County Financing Authority Series 2012A, Rev., 5.00%, 10/15/2022	25,000	25,083
San Luis Obispo County Financing Authority, Nacimiento Water Project Series 2015A, Rev., 5.00%, 9/1/2022	70,000	70,000
San Marcos Public Financing Authority Series 1994A, Rev., 6.25%, 9/2/2022 (b)	90,000	90,000
San Marcos Unified School, District No. 4, Community Facilities, Special Tax Rev., 4.00%, 9/1/2023	25,000	25,412
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Mateo County Community College District
GO, 4.25%, 9/1/2022 (b)	25,000	25,000
GO, 5.00%, 9/1/2022 (b)	145,000	145,000
San Mateo Foster City Public Financing Authority, Street and Flood Control Project Series 2020A, Rev., 5.00%, 5/1/2023	20,000	20,357
San Mateo Union High School District Series 2016C, GO, 5.00%, 9/1/2022	65,000	65,000
San Mateo Union High School District, Election of 2006 Series 2013A, GO, 5.00%, 9/1/2022	155,000	155,000
San Mateo Union High School District, Election of 2020 Series A, GO, 4.00%, 9/1/2022	35,000	35,000
Santa Clara County Financing Authority
Series 2018A, Rev., 5.00%, 11/15/2022	135,000	135,759
Series 2021A, Rev., 5.00%, 5/1/2023	140,000	142,521
Santa Clara County Financing Authority, Fire District Facilities Series 2020A, Rev., 5.00%, 5/1/2023	45,000	45,810
Santa Clara Valley Transportation Authority, Measure A Sales Tax Series 2015A, Rev., 5.00%, 4/1/2023	15,000	15,238
Santa Clara Valley Transportation Authority, Sales Tax Series 2017B, Rev., 5.00%, 6/1/2023	25,000	25,504
Santa Margarita Water District, Community Facilities District No. 99-1, Special Tax Series 2017A, Rev., 3.00%, 9/1/2022	50,000	50,000
Santa Monica-Malibu Unified School District Series 2001C, COP, NATL-RE, Zero Coupon, 11/1/2022	50,000	49,790
Santa Monica-Malibu Unified School District, Election of 2006 Series D, GO, 4.00%, 7/1/2023 (b)	30,000	30,424
Sequoia Union High School District GO, 5.00%, 7/1/2024 (b)	40,000	41,932
Shafter Wasco Irrigation District Series 2020A, Rev., 5.00%, 11/1/2022	120,000	120,491
Sierra Joint Community College District No. 1, School Facilities Improvement Series A, GO, 5.00%, 8/1/2023 (b)	45,000	46,112
Signal Hill Redevelopment Agency Successor Agency, Tax Allocation Series A, Rev., 5.00%, 10/1/2022	25,000	25,051
SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Silicon Valley Clean Water, Wastewater Series 2019A, Rev., 3.00%, 3/1/2024	625,000	628,591
Simi Valley Public Financing Authority, Public Facilities Series 2014A, Rev., 5.00%, 10/1/2022	110,000	110,238
Solano County Community College District Series 2014A, GO, 5.00%, 8/1/2023	40,000	40,978
Sonoma County Community Redevelopment Agency Successor Agency Rev., 4.00%, 8/1/2023	20,000	20,276
Sonoma County Junior College District Series 2013A, GO, 5.00%, 8/1/2023 (b)	65,000	66,606
Sonoma County Transportation Authority, Limited Tax Rev., 5.00%, 12/1/2022	85,000	85,582
South Placer Wastewater Authority Rev., 5.00%, 11/1/2022	100,000	100,455
South San Francisco Public Facilities Financing Authority, Police Station Project Series 2020A, Rev., 5.00%, 6/1/2023	40,000	40,806
South San Francisco Unified School District, Measure J, Dedicated Unlimited Ad Valorem Property Tax Rev., NATL-RE, 5.25%, 9/15/2022	60,000	60,066
Southern California Public Power Authority, Project No. 1 Series 2007A, Rev., 5.25%, 11/1/2022	825,000	827,909
Southern California Public Power Authority, Transmission Project Series 2017A, Rev., 5.00%, 7/1/2023	160,000	163,635
Southern California Public Power Authority, Windy Point/Windy Flats Project Rev., 5.00%, 4/1/2024	75,000	77,719
State of California Department of Water Resources, Central Valley Project, Water System
Series AR, Rev., 5.00%, 12/1/2022	45,000	45,319
Series AS, 5.00%, 12/1/2022	70,000	70,497
Series AW, 5.00%, 12/1/2022	165,000	166,171
Series AX, Rev., 5.00%, 12/1/2022	50,000	50,355
Series BB, 5.00%, 12/1/2022	25,000	25,177
Series AM, 5.00%, 12/1/2023 (b)	25,000	25,510
Series AW, 5.00%, 12/1/2023	45,000	46,539
Series AQ, 4.00%, 12/1/2024 (b)	20,000	20,256
Series AN, 5.00%, 12/1/2028 (b)	35,000	35,243
Series AN, 5.00%, 12/1/2030 (b)	20,000	20,139
Series AP, 4.00%, 12/1/2033 (b)	30,000	30,384
Series AN, 5.00%, 12/1/2035 (b)	105,000	105,729
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
State of California, Various Purpose
3.00%, 9/1/2022	50,000	50,000
4.00%, 9/1/2022	160,000	160,000
5.00%, 9/1/2022	700,000	700,000
5.25%, 9/1/2022	260,000	260,000
4.00%, 10/1/2022	75,000	75,108
5.00%, 10/1/2022	540,000	541,237
5.00%, 10/1/2022	85,000	85,200
5.25%, 10/1/2022	220,000	220,547
2.88%, 11/1/2022	35,000	35,038
4.00%, 11/1/2022	50,000	50,145
5.00%, 11/1/2022	25,000	25,116
5.00%, 11/1/2022	295,000	296,368
3.00%, 12/1/2022	25,000	25,048
4.00%, 12/1/2022	170,000	170,744
5.00%, 2/1/2023	90,000	91,043
4.00%, 3/1/2023	20,000	20,172
4.00%, 5/1/2023	20,000	20,227
5.00%, 9/1/2023	110,000	110,240
5.00%, 12/1/2023	25,000	25,818
5.00%, 2/1/2024	110,000	111,232
5.00%, 9/1/2024	20,000	20,043
5.00%, 9/1/2024	50,000	51,330
5.00%, 11/1/2024	60,000	61,934
5.00%, 2/1/2025	65,000	65,756
5.00%, 9/1/2025	75,000	75,177
5.00%, 9/1/2025	135,000	138,735
5.00%, 11/1/2025	40,000	41,289
5.00%, 12/1/2025	50,000	51,729
5.00%, 10/1/2026	50,000	50,815
State of California, Various Purpose, Tax Exempt 5.00%, 8/1/2023	65,000	66,619
Suisun City Redevelopment Agency, Redevelopment Project Series B, Rev., 5.00%, 10/1/2023	40,000	41,070
Sulphur Springs Union School District, Community Facilities District No. 2002-1, Special Tax Series 2014A, Rev., 3.00%, 9/1/2023 (b)	25,000	25,181
Summerville Union High School District, Capital Appreciation GO, AGM, Zero Coupon, 9/1/2022	20,000	20,000
Sunnyvale School District
GO, 4.00%, 9/1/2022	125,000	125,000
GO, 5.00%, 9/1/2022	25,000	25,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	237

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Sunnyvale School District, Election of 2013 Series 2019C, GO, 4.00%, 9/1/2022	25,000	25,000
Tahoe-Truckee Sanitation Agency, Wastewater Rev., 5.00%, 7/1/2024	30,000	31,366
Tahoe-Truckee Unified School District, Election of 2014, School Facilities Improvement District No. 1 Series C, GO, 3.00%, 8/1/2023	20,000	20,126
Temecula Valley Unified School District Financing Authority, Special Tax Rev., 5.00%, 9/1/2022	125,000	125,000
Tender Option Bond Trust Receipts/ Certificates Series 2017-XX1045, Rev., VRDO, LIQ : Barclays Bank plc, 1.70%, 9/8/2022 (c) (e)	17,000,000	17,000,000
Tobacco Securitization Authority of Northern California Class 1, Rev., 5.00%, 6/1/2025	105,000	111,837
Tobacco Securitization Authority of Southern California Series 2019A, Class 1, Rev., 5.00%, 6/1/2025	55,000	57,787
Torrance Unified School District, Election of 2008 GO, 5.00%, 8/1/2023 (b)	25,000	25,618
Tulare City School District Series 2016A, COP, 2.00%, 11/1/2022	25,000	24,974
Tuolumne Wind Project Authority, Tuolumne Wind Project Series 2016A, Rev., 5.00%, 1/1/2023	180,000	181,455
Turlock Public Financing Authority, Sewer Rev., 4.00%, 9/15/2022 (b)	55,000	55,036
Tustin Community Facilities District No. 6-1, Special Tax Rev., 5.00%, 9/1/2022	80,000	80,000
Tustin Unified School District, Community Facilities District No. 88-10F Rev., 5.00%, 9/1/2022	75,000	75,000
Tustin Unified School District, School Facilities Improvement Districts No. 2002-1 and 2008-1 GO, 5.00%, 8/1/2025	30,000	32,229
Twin Rivers Unified School District Series 2014A, GO, Zero Coupon, 2/1/2024 (b)	350,000	165,470
Union Elementary School District Series B, GO, 4.00%, 9/1/2022	60,000	60,000
University of California
Series 2013AF, Rev., 5.00%, 5/15/2023 (b)	20,000	20,371
Series 2015AO, Rev., 5.00%, 5/15/2023	20,000	20,390
Series 2017AV, Rev., 5.00%, 5/15/2023	20,000	20,390
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series S, Rev., 5.00%, 5/15/2023	3,000,000	3,058,512
Series S, Rev., 5.00%, 5/15/2025	4,000,000	4,276,536
Series S, Rev., 5.00%, 5/15/2026	1,520,000	1,661,817
Ventura County Public Financing Authority
Series 2013A, Rev., 5.00%, 11/1/2022 (b)	55,000	55,254
Series 2013B, Rev., 5.00%, 11/1/2022	25,000	25,114
Series 2013B, Rev., 5.00%, 11/1/2023	20,000	20,617
Series 2016A, Rev., 5.00%, 11/1/2024	25,000	26,368
West Hollywood Public Financing Authority, Hollywood Park Phase II Rev., 5.00%, 4/1/2024	75,000	77,985
Western Municipal Water District Facilities Authority Series 2020A, Rev., 5.00%, 10/1/2022	25,000	25,056
Western Riverside Water and Wastewater Financing Authority, Eastern Municipal Water District, Local Agency Series A-1, Rev., 5.00%, 9/1/2022	30,000	30,000
Westlands Water District Series 2016A, Rev., AGM, 5.00%, 9/1/2022	70,000	70,000
Westminster School District, Refinancing of 2015 Energy Conservation Projects COP, 4.00%, 5/1/2023	35,000	35,343
William S Hart Union High School District
GO, 3.50%, 9/1/2022 (b)	90,000	90,000
GO, 4.00%, 9/1/2022	50,000	50,000
GO, 4.00%, 9/1/2022 (b)	105,000	105,000
GO, 5.00%, 9/1/2022 (b)	195,000	195,000
William S Hart Union High School District, Election of 2008
Series 2013C, GO, 4.00%, 8/1/2023 (b)	75,000	76,159
Series 2013C, GO, 5.00%, 8/1/2023 (b)	20,000	20,494
Yucaipa Valley Water District Series 2015A, Rev., 3.00%, 9/1/2022 (b)	40,000	40,000
Total California		141,800,111
Colorado — 2.5%
Adams & Arapahoe Joint School District 28J Aurora
Zero Coupon, 12/1/2022	25,000	24,856
5.00%, 12/1/2024	60,000	60,343
Adams 12 Five Star Schools, The City & County of Broomfield
Series A, 5.00%, 12/15/2022	25,000	25,198
5.50%, 12/15/2022	125,000	126,165
4.00%, 12/15/2023	75,000	75,357
SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
5.00%, 12/15/2024	30,000	30,215
Adams and Weld Counties School District No. 27J Brighton Series A, 1.75%, 12/1/2022	25,000	24,958
Adams County School District No. 1, Mapleton Public Schools 4.00%, 12/1/2022	25,000	25,110
Apex Park and Recreation District 3.00%, 12/1/2024	50,000	50,614
Arapahoe County School District No. 5 Cherry Creek 5.00%, 12/15/2022	15,000	15,119
Arapahoe County School District No. 6 Littleton
5.00%, 12/1/2022	50,000	50,323
Series 2019A, GO, 5.00%, 12/1/2022	145,000	145,938
Arapahoe County Water and Wastewater Authority 4.00%, 12/1/2022	25,000	25,110
Arapahoe County Water and Wastewater Public Improvement District 3.00%, 12/1/2022	25,000	25,047
Board of Governors of Colorado State University System
Series A, 3.00%, 3/1/2023 (b)	105,000	105,379
Series 2019A, 4.00%, 3/1/2023 (b)	20,000	20,170
Series 2015A, 5.00%, 3/1/2045 (b)	45,000	47,728
Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J
4.00%, 12/15/2022	50,000	50,072
5.00%, 12/15/2022	45,000	45,356
Series 2011-B, 5.00%, 12/15/2022	140,000	141,107
Series 2016B, 5.00%, 12/15/2022	110,000	110,870
Series 2016C, 5.00%, 12/15/2022	55,000	55,435
Series 2014A, 5.00%, 12/15/2023	40,000	41,358
Boulder Valley School District No. Re-2 Boulder
Series 2017B, 3.00%, 12/1/2022	75,000	75,147
Series 2019A, 6.00%, 12/1/2022	30,000	30,279
Brush School District No. RE-2J GO, 3.00%, 12/1/2022	25,000	25,048
City & County of Broomfield, Sales and Use Tax
3.00%, 12/1/2022	25,000	25,045
Series A, 4.50%, 12/1/2022	420,000	422,298
Series A, 5.00%, 12/1/2024	180,000	181,142
City and County of Denver Series 2018A, COP, 5.00%, 6/1/2023	20,000	20,388
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
City and County of Denver, Airport System
Series 2020A-2, Rev., 5.00%, 11/15/2022	205,000	206,132
Series B, Rev., 5.00%, 11/15/2022	130,000	130,718
Series B, Rev., 5.00%, 11/15/2024	125,000	131,766
Series B, Rev., 5.00%, 11/15/2025	1,045,000	1,050,841
Series B, Rev., 5.25%, 11/15/2026	25,000	25,791
City and County of Denver, Buell Theatre Property Series 2013A, COP, 5.00%, 12/1/2022	100,000	100,659
City and County of Denver, Fire Station and Library Series 20015A, COP, 5.00%, 12/1/2022	20,000	20,132
City of Aspen 5.00%, 12/1/2022	40,000	40,266
City of Aurora 5.00%, 12/1/2022	180,000	181,210
City of Brighton 4.00%, 12/1/2022	20,000	20,081
City of Colorado Springs, Utilities System Improvement
Series 2012B, 5.00%, 11/15/2022	30,000	30,169
Series 2015A, 5.00%, 11/15/2022	25,000	25,141
Series 2020B, 5.00%, 11/15/2022	40,000	40,225
Series 2020C, 5.00%, 11/15/2022	115,000	115,647
Series A-1, 5.00%, 11/15/2022	25,000	25,141
Series A-3, 5.00%, 11/15/2022	225,000	226,265
Series B-2, 5.00%, 11/15/2022	30,000	30,169
Series 2015A, 5.00%, 11/15/2023	40,000	41,273
Series 2018A-1, 5.00%, 11/15/2023	35,000	36,114
Series A-1, 5.00%, 11/15/2023	25,000	25,795
Series A-2, 5.00%, 11/15/2023	25,000	25,795
City of Englewood GO, 5.00%, 12/1/2022	50,000	50,342
City of Fort Collins, Wastewater Utility Series 2016A, Rev., 4.00%, 12/1/2022	20,000	20,088
City of Glendale COP, AGM, 5.00%, 12/1/2022	70,000	70,465
City of Grand Junction COP, 3.00%, 12/1/2022	25,000	25,023
City of Greeley COP, 4.00%, 12/1/2022	50,000	50,176
City of Lone Tree, Sales Tax, Recreational Projects Series 2017A, Rev., 5.00%, 12/1/2022	25,000	25,167
City of Longmont Series A, COP, 5.00%, 12/1/2022 (b)	25,000	25,160
City of Longmont, Electric and Broadband Utility Rev., AGM, 3.00%, 12/1/2022	75,000	75,119
City of Longmont, Storm Drainage Rev., 5.00%, 12/1/2022	20,000	20,136
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	239

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
City of Longmont, Wastewater Rev., 5.00%, 11/1/2023	25,000	25,765
City of Northglenn COP, 5.00%, 12/1/2022	155,000	156,026
City of Northglenn, Wastewater System Rev., 4.00%, 12/1/2022	20,000	20,083
City of Thornton
COP, AMBAC, 4.00%, 12/1/2022	55,000	55,231
COP, 5.00%, 12/1/2022	45,000	45,293
Rev., 5.00%, 12/1/2022	25,000	25,171
City of Westminster, Sales and Use Tax
Rev., 5.00%, 12/1/2022	95,000	95,650
Series 2017A, Rev., 5.00%, 12/1/2022	65,000	65,440
Colorado Educational and Cultural Facilities Authority, Johnson and Wales University Project Series B, 5.00%, 4/1/2027 (b)	35,000	35,515
Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project 7.25%, 6/1/2045 (b)	260,000	273,775
Colorado Health Facilities Authority
Series 2019A, 5.00%, 11/1/2022	275,000	276,248
Series 2019A, 5.00%, 11/1/2023	25,000	25,709
Colorado Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group
5.00%, 11/15/2022	475,000	477,554
Series 2014E, 5.00%, 11/15/2024	100,000	104,158
Series 2016C, 5.00%, 11/15/2036 (c)	500,000	514,101
5.00%, 11/15/2048 (c)	120,000	128,793
Colorado Health Facilities Authority, Catholic Health Initiatives
Series 2009B-1, 5.00%, 7/1/2026 (b)	125,000	125,604
Series 2009B-1, 5.00%, 7/1/2027 (b)	5,000	5,024
Series 2009B-1, 4.00%, 7/1/2033 (b)	110,000	110,317
Series 2009B-1, 4.00%, 7/1/2039 (b)	340,000	340,980
Series 2013A, 5.25%, 1/1/2045 (b)	1,970,000	1,987,010
Colorado Health Facilities Authority, Children's Hospital Colorado Project
Series 2013A, 5.00%, 12/1/2022	75,000	75,438
Series C, 5.00%, 12/1/2024	20,000	21,005
Colorado Health Facilities Authority, CommonSpirit Health
Series 2019A-2, 5.00%, 8/1/2027	5,000,000	5,353,204
Series B-2, 5.00%, 8/1/2049 (c)	440,000	462,925
Series 2019B, 5.00%, 11/15/2049 (c)	1,410,000	1,540,181
Colorado Health Facilities Authority, Craig Hospital Project 5.00%, 12/1/2022	60,000	60,321
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
Colorado Health Facilities Authority, NCMC, Inc., Project 4.00%, 5/15/2029 (b)	20,000	20,994
Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project
Series 2015A, 4.00%, 9/1/2022	80,000	80,000
5.00%, 9/1/2022	170,000	170,000
5.00%, 9/1/2023	270,000	275,560
Colorado Health Facilities Authority, School Health System Series 2019A, 5.00%, 1/1/2025	1,210,000	1,278,311
Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2042 (c)	3,090,000	3,092,781
Colorado Higher Education, Capital Construction, Lease Purchase Financing Program
5.00%, 9/1/2022	115,000	115,000
Series 2009A, 5.00%, 11/1/2022	60,000	60,273
Series 2014A, 5.00%, 11/1/2022	490,000	492,232
Colorado Housing and Finance Authority, Multi-Family Project Series 2020A-2, Class I, 1.55%, 4/1/2023	100,000	99,434
Colorado Housing and Finance Authority, Single Family Mortgage Series 2021B, Class I, GNMA, 0.20%, 11/1/2022	25,000	24,915
Colorado Mesa University Series 2009A, 5.00%, 5/15/2023	45,000	45,798
Colorado Springs School District No. 11 Facilities Corp. GO, 4.00%, 12/1/2022	50,000	50,220
Colorado State Board for Community Colleges and Occupational Educational System, Arapahoe Community College - Castle Rock Collaboration Campus Series 2017A, 3.00%, 11/1/2023	20,000	20,126
Colorado State Board for Community Colleges and Occupational Educational System, Front Range Community College - Larimer & Westminster Campus Projects 5.00%, 11/1/2022	20,000	20,089
Colorado State Education Loan Program Series 2022A, Rev., TRAN, 5.00%, 6/29/2023	565,000	576,971
Colorado Water Resources and Power Development Authority, Clean Water
Series 2013A, 4.00%, 9/1/2022	55,000	55,000
Series 2016B, 5.00%, 9/1/2022	50,000	50,000
Series 2018A, 5.00%, 9/1/2022	30,000	30,000
SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Colorado Water Resources and Power Development Authority, Drinking Water Series 2019A, 5.00%, 9/1/2022	25,000	25,000
Colorado Water Resources and Power Development Authority, State Revolving Fund Series 2019A, 5.00%, 9/1/2022	35,000	35,000
Conservatory Metropolitan District, Limited Tax 4.00%, 12/1/2022	20,000	20,082
Copperleaf Metropolitan District No. 2, Limited Tax 4.00%, 12/1/2022	45,000	45,189
County of Adams
5.00%, 12/1/2022	85,000	85,565
5.00%, 12/1/2023	860,000	887,263
County of Boulder, Flood Reconstruction Project Series 2021A, 5.00%, 12/1/2022	20,000	20,137
County of Eagle COP, 5.00%, 12/1/2022	85,000	85,565
County of El Paso, Pikes Peak Regional Development Center Project COP, 5.00%, 12/1/2022	25,000	25,166
County of El Paso, Terry R. Harris Judicial Complex Project COP, AGM, 5.00%, 12/1/2022	180,000	181,196
County of Gunnison Series 2020B, COP, 5.00%, 12/1/2022	25,000	25,165
County of Jefferson COP, 5.00%, 12/1/2023	20,000	20,649
County of Pueblo, Building Acquisition Project Series 2021B, COP, 4.00%, 9/15/2022	100,000	100,058
Dawson Ridge Metropolitan District No. 1, Limited Tax
Series 1992-A, GO, Zero Coupon, 10/1/2022 (b)	280,000	279,489
Series 1992-B, GO, Zero Coupon, 10/1/2022 (b)	1,165,000	1,162,874
Denver City and County School District No. 1
Series 2017A, COP, 2.00%, 12/1/2022	50,000	49,948
GO, 4.00%, 12/1/2022	45,000	45,198
Series 2010C, GO, 4.00%, 12/1/2022	125,000	125,550
Series 2012B, GO, 4.00%, 12/1/2022	210,000	210,924
GO, 5.00%, 12/1/2022	60,000	60,411
Series 2010C, GO, 5.00%, 12/1/2022	55,000	55,376
Series 2012B, GO, 5.00%, 12/1/2022 (b)	340,000	342,301
Series 2014A, GO, 5.00%, 12/1/2022	25,000	25,171
Series 2017B, COP, 5.00%, 12/1/2022	35,000	35,233
Series 2020A, COP, 5.00%, 12/1/2022	200,000	201,329
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
Series 2005A, GO, NATL-RE, 5.50%, 12/1/2022	50,000	50,403
Series 2013C, COP, 5.00%, 12/15/2022	225,000	226,734
Denver Urban Renewal Authority, Stapleton Senior Tax Series 2013A-1, Rev., 5.00%, 12/1/2022	50,000	50,305
Denver Wastewater Management Division Department of Public Works Rev., 4.00%, 11/1/2022	25,000	25,073
Douglas County School District No. Re-1 Douglas and Elbert Counties
GO, 3.50%, 12/15/2022	50,000	50,168
GO, 5.00%, 12/15/2022	130,000	131,028
GO, 5.25%, 12/15/2022	20,000	20,172
E-470 Public Highway Authority, Capital Appreciation
Series 2000B, Rev., NATL-RE, Zero Coupon, 9/1/2022	1,825,000	1,825,000
Series B, Rev., NATL-RE, Zero Coupon, 9/1/2022	230,000	230,000
Eagle County School District No. Re50J GO, 3.00%, 12/1/2023 (b)	20,000	20,146
East Cherry Creek Valley Water and Sanitation District
Rev., 3.00%, 11/15/2022	25,000	25,039
Series 2019A, Rev., 5.00%, 11/15/2022	35,000	35,195
El Paso County School District No. 2 Harrison GO, 5.00%, 12/1/2022	25,000	25,171
El Paso County School District No. 20 Academy
GO, 5.00%, 12/15/2022	25,000	25,198
Series 2017, GO, 5.00%, 12/15/2022	20,000	20,158
Series 2017, GO, 5.00%, 12/15/2023	20,000	20,679
El Paso County School District No. 3 Widefield
GO, 5.00%, 12/1/2022 (b)	65,000	65,440
GO, 5.00%, 12/1/2022	25,000	25,169
El Paso County School District No. 49 Falcon
Series 2017A, COP, 3.00%, 12/15/2022	25,000	25,046
Series 2017B, COP, 5.00%, 12/15/2022	100,000	100,750
Series 2017B, COP, 5.00%, 12/15/2023	10,000	10,317
Foothills Park and Recreation District COP, 4.00%, 12/1/2022	75,000	75,302
Garfield County School District No. RE-2 Garfield GO, 5.00%, 12/1/2022	200,000	201,359
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	241

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Harmony Technology Park Metropolitan District GO, 4.50%, 12/1/2022 (b)	945,000	978,170
Interlocken Metropolitan District Series 2018A-1, GO, AGM, 5.00%, 12/1/2022	20,000	20,130
Jefferson County School District R-1
GO, 4.00%, 12/15/2022 (b)	30,000	30,145
GO, 5.00%, 12/15/2022	140,000	141,107
GO, 5.00%, 12/15/2022 (b)	90,000	90,706
GO, 5.00%, 12/15/2023	20,000	20,679
Larimer County School District No. R-1 Poudre
GO, 4.00%, 12/15/2022	320,000	321,588
GO, 5.00%, 12/15/2022	230,000	231,792
Larimer Weld & Boulder County School District, R-2J Thompson
GO, 3.25%, 12/15/2022	55,000	55,163
GO, 4.00%, 12/15/2023	35,000	35,166
Mesa County Valley School District No. 51 Grand Junction
GO, 5.00%, 12/1/2022	135,000	135,924
COP, 5.00%, 12/1/2022	100,000	100,639
GO, 5.00%, 12/1/2023	35,000	36,140
Moffat County School District No.1 GO, 3.00%, 12/1/2022	25,000	25,046
Pueblo County School District No. 70
GO, 4.00%, 12/1/2022	50,000	50,220
GO, 4.00%, 12/1/2022 (b)	50,000	50,202
Regional Transportation District Series 2014A, COP, 5.00%, 6/1/2023 (b)	195,000	198,652
Regional Transportation District Sales Tax, Fastracks Project Series 2012A, Rev., 5.00%, 11/1/2022 (b)	1,175,000	1,180,293
Rio Blanco County School District No. Re-1 Meeker GO, 4.00%, 12/1/2022	25,000	25,110
Routt County School District Re-2 Steamboat Springs GO, 5.00%, 12/1/2022	150,000	151,027
State of Colorado
Series 2010A, 5.00%, 9/1/2022	25,000	25,000
Series 2018A, 5.00%, 12/15/2022	180,000	181,392
State of Colorado, Tax-Exempt
Series 2020A, 5.00%, 12/15/2022	505,000	508,905
Series 2018N, 5.00%, 3/15/2023	30,000	30,405
Series 2020A, 5.00%, 9/1/2023	35,000	35,905
State of Colorado, UCDHSC Fitzsimons Academic Series 2013A, 5.00%, 11/1/2026 (b)	25,000	25,730
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
Thornton Development Authority, Tax Increment, North Washington Street Corridor Project Series N, Rev., 5.00%, 12/1/2022	50,000	50,311
Town of Breckenridge Series 2020B, 4.00%, 12/1/2022	50,000	50,204
Town of Castle Rock, Sales and Use Tax 5.00%, 6/1/2025	25,000	26,645
Town of Castle Rock, Water and Sewer Enterprise
3.00%, 12/1/2022	25,000	25,041
5.00%, 12/1/2022	150,000	150,982
Town of Parker COP, 5.00%, 11/1/2022	25,000	25,111
Town of Winter Park COP, 4.00%, 12/1/2022	25,000	25,104
University of Colorado
Series B-1, Rev., 4.00%, 6/1/2024 (b)	25,000	25,682
Series A, Rev., 5.00%, 6/1/2024 (b)	60,000	62,688
University of Colorado Hospital Authority Series 2012A, Rev., 5.00%, 11/15/2022	145,000	145,816
University of Colorado Hospital Authority, Health System Series 2019C, Rev., 5.00%, 11/15/2024 (c)	520,000	539,021
University of Colorado Hospital Authority, University of Colorado Health Series 2017B-2, Rev., VRDO, 1.50%, 9/12/2022 (c)	35,000,000	35,000,000
University of Colorado, Enterprise System
Series A, Rev., 5.00%, 6/1/2023	70,000	71,385
Series A, Rev., 5.00%, 6/1/2023 (b)	20,000	20,397
Series 2021C-3B, Rev., 2.00%, 10/15/2026 (c)	6,250,000	5,998,390
Weld County School District No. Re-1 GO, AGM, 5.00%, 12/15/2022	25,000	25,198
Weld County School District No. RE-2 Eaton GO, 4.00%, 12/1/2022	25,000	25,110
Westminster Public Schools, District No. 50
COP, 5.00%, 12/1/2022 (b)	45,000	45,299
5.00%, 12/1/2022	25,000	25,169
4.00%, 12/1/2023 (b)	30,000	30,125
4.00%, 12/1/2024 (b)	30,000	30,125
Total Colorado		78,473,136
Connecticut — 0.5%
City of Danbury Series 2019B, GO, 5.00%, 11/1/2022	130,000	130,592
SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
City of Hastings Series 2016A, GO, 5.00%, 12/1/2022	100,000	100,684
City of Meriden Series 2016B, GO, 5.00%, 5/15/2023	25,000	25,458
City of New Britain Series 2016A, GO, 5.00%, 3/1/2023 (b)	15,000	15,198
City of New Haven
Series 2012A, GO, AGM, 4.00%, 11/1/2022 (b)	25,000	25,070
Series 2013B, GO, AGM, 3.75%, 9/1/2023 (b)	25,000	25,308
City of Norwalk Series 2020B, GO, 5.00%, 9/1/2022	25,000	25,000
City of Stamford GO, 5.00%, 6/1/2023	60,000	61,209
City of Stamford, Water Pollution Control System and Facility Rev., 5.00%, 9/15/2022	25,000	25,025
City of Waterbury GO, 5.00%, 8/1/2023	50,000	51,140
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series E, Subseries E-1, 1.50%, 11/15/2022	50,000	49,905
Subseries A-4, 2.10%, 11/15/2022	30,000	29,984
Series C, Subseries C-1, 2.50%, 11/15/2022	5,000	5,001
Connecticut State Health and Educational Facilities Authority, Connecticut State University System Series L, 4.00%, 11/1/2023	100,000	100,253
Connecticut State Health and Educational Facilities Authority, Middlesex Hospital Series O, 5.00%, 7/1/2023	25,000	25,454
Connecticut State Health and Educational Facilities Authority, Quinnipiac University Series L, 5.00%, 7/1/2023	20,000	20,413
Connecticut State Health and Educational Facilities Authority, Trinity Health Credit Group 3.00%, 12/1/2023	100,000	100,667
Connecticut State Health and Educational Facilities Authority, University System Issue Series L, 3.00%, 11/1/2026	120,000	120,080
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Issue Series 2010A3, 0.25%, 7/1/2049 (c)	950,000	911,086
Connecticut State Health and Educational Facilities Authority, Yale University
Series X-2, 0.25%, 7/1/2037 (c)	635,000	607,273
Series 2014A, 1.10%, 7/1/2048 (c)	1,465,000	1,452,239
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Hartford County Metropolitan District, Clean Water Project Series 2014A, Rev., 5.00%, 11/1/2022 (b)	20,000	20,090
Metropolitan District (The) Series 2015B, GO, 5.00%, 11/1/2022	40,000	40,182
State of Connecticut
Series 2014E, 5.00%, 9/1/2022	50,000	50,000
Series 2012E, 5.00%, 9/15/2022	25,000	25,024
Series 2018F, 5.00%, 9/15/2022	230,000	230,223
Series E, 5.00%, 10/15/2022	250,000	250,798
Series F, 5.00%, 11/15/2022	150,000	150,810
Series 2014C, 5.00%, 12/15/2022	135,000	136,025
Series 2022A, 3.00%, 1/15/2023	45,000	45,107
Series 2015A, 5.00%, 3/15/2023	25,000	25,349
Series 2016B, 5.00%, 5/15/2023	35,000	35,646
Series 2018C, 5.00%, 6/15/2023	10,000	10,201
Series 2014E, 5.00%, 9/1/2023	375,000	384,475
Series 2012E, 5.00%, 9/15/2023	265,000	265,259
Series 2012G, 5.00%, 10/15/2023	25,000	25,077
Series 2013A, 5.00%, 10/15/2023	340,000	349,599
Series 2017A, 5.00%, 4/15/2024	35,000	36,385
Series 2018D, 5.00%, 4/15/2024	105,000	109,156
Series 2012G, 5.00%, 10/15/2024	25,000	25,073
Series 2013A, (SIFMA Municipal Swap Index Yield + 0.99%), 2.66%, 3/1/2025 (d)	175,000	177,453
Series 2017A, 5.00%, 4/15/2025	1,325,000	1,407,301
Series 2016B, 5.00%, 5/15/2025	200,000	212,798
Series 2013C, 5.00%, 7/15/2025	125,000	127,650
Series 2012E, 5.00%, 9/15/2025	175,000	175,171
Series 2012E, 5.00%, 9/15/2026	50,000	50,049
Series 2013A, 5.00%, 10/15/2026	50,000	51,344
State of Connecticut Clean Water Fund, State Revolving Fund
Series 2015A, 5.00%, 3/1/2023	25,000	25,326
Series 2013A, 5.00%, 3/1/2024	45,000	45,565
State of Connecticut Special Tax Series 2021D, 5.00%, 11/1/2022	120,000	120,537
State of Connecticut, GAAP Conversion
Series 2013A, 5.00%, 10/15/2022	245,000	245,782
Series 2013A, 5.00%, 10/15/2024	25,000	25,691
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series A, 5.00%, 9/1/2022	220,000	220,000
Series B, 5.00%, 9/1/2022	510,000	510,000
Series A, 5.00%, 10/1/2022	325,000	325,717
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	243

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Series A, 4.00%, 1/1/2023	20,000	20,111
Series 2018A, 5.00%, 1/1/2023	90,000	90,794
Series 2020A, 5.00%, 5/1/2023	65,000	66,131
Series B, 5.00%, 8/1/2023	25,000	25,590
5.00%, 9/1/2023	25,000	25,642
5.00%, 1/1/2024	375,000	378,178
Series 2018A, 5.00%, 1/1/2024	20,000	20,672
Series A, 5.00%, 1/1/2024	35,000	35,297
Series A, 5.00%, 10/1/2024	55,000	56,523
Series A, 5.00%, 1/1/2025	955,000	963,366
Series B, 5.00%, 1/1/2025	20,000	20,175
Series A, 5.00%, 10/1/2025	50,000	51,422
State of Connecticut, Tax-Exempt Series 2018E, 5.00%, 9/15/2022	230,000	230,223
Town of Avon 3.00%, 10/15/2022	95,000	95,092
Town of Berlin
Series 2016B, 5.00%, 9/1/2022	80,000	80,000
5.00%, 12/1/2022	50,000	50,342
Town of Bethel 5.00%, 11/15/2022	165,000	165,928
Town of Branford 3.13%, 8/1/2034 (b)	30,000	30,201
Town of Brookfield Series 2018A, 5.00%, 11/15/2022	45,000	45,249
Town of East Haddam Series 2020A, GO, 4.00%, 12/1/2022	40,000	40,169
Town of East Hampton Series 2020A, GO, 4.00%, 9/1/2022	40,000	40,000
Town of East Hartford GO, 4.00%, 10/15/2022	20,000	20,043
Town of East Lyme GO, 5.00%, 8/15/2023	35,000	35,857
Town of East Windsor GO, 3.00%, 10/15/2022	75,000	75,068
Town of Griswold GO, 5.00%, 9/15/2022	25,000	25,025
Town of Groton Series 2020A, GO, 5.00%, 10/15/2022	25,000	25,082
Town of North Haven GO, 4.00%, 11/1/2022	20,000	20,059
Town of Plainville GO, 4.00%, 9/1/2022	50,000	50,000
Town of South Windsor
GO, 5.00%, 2/1/2023	25,000	25,285
Series 2017B, GO, 3.00%, 8/15/2023	30,000	30,181
Town of Southington Series 2015B, GO, 5.00%, 9/1/2022	25,000	25,000
Town of Stonington Series 2012A, GO, 4.00%, 9/1/2022	70,000	70,000
Town of Stratford GO, 5.00%, 12/15/2022 (b)	225,000	226,731
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Town of Trumbull
GO, 4.00%, 9/1/2022	25,000	25,000
Series 2020A, GO, 4.00%, 9/1/2022	75,000	75,000
Series 2017B, GO, 5.00%, 9/1/2022	35,000	35,000
Series 2021B, GO, 4.00%, 9/15/2022	20,000	20,013
Town of Wilton Series 2021B, GO, 5.00%, 9/15/2022	20,000	20,020
Town of Wolcott Series 2017A, GO, 5.00%, 10/15/2022	20,000	20,066
University of Connecticut
Series 2019A, Rev., 5.00%, 11/1/2022	1,280,000	1,285,808
Series A, Rev., 4.00%, 2/15/2023	25,000	25,198
Series 2015A, Rev., 5.00%, 2/15/2023	135,000	136,672
Series 2020A, Rev., 5.00%, 2/15/2023	975,000	987,079
Series A, Rev., 5.00%, 3/15/2023	145,000	147,111
Series 2013A, Rev., 5.00%, 2/15/2024	120,000	121,497
Series 2015A, Rev., 5.00%, 2/15/2026	25,000	26,483
University of Connecticut, Special Obligation Student Fee Series 2012A, Rev., 5.00%, 11/15/2023	400,000	402,317
Total Connecticut		16,328,602
Delaware — 0.1%
City of Newark GO, 3.00%, 9/15/2022	80,000	80,023
City of Wilmington GO, 5.00%, 12/1/2022	50,000	50,334
County of New Castle GO, 5.00%, 4/1/2024	25,000	26,042
County of Sussex Series 2012A, GO, 4.00%, 9/15/2022 (b)	90,000	90,058
Delaware River and Bay Authority
Series B, Rev., 5.00%, 1/1/2023	170,000	171,448
Series 2012B, Rev., 5.00%, 1/1/2024	25,000	25,175
Series C, Rev., 5.00%, 1/1/2027	85,000	87,676
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	715,000	676,025
Delaware Transportation Authority Rev., 5.00%, 9/1/2025	100,000	107,245
Delaware Transportation Authority, Transportation System Rev., 5.00%, 7/1/2023	120,000	120,280
State of Delaware Series 2016C, GO, 5.00%, 3/1/2023	30,000	30,409
University of Delaware
Rev., 5.00%, 11/1/2022	25,000	25,114
SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Delaware — continued
Series 2013A, Rev., 5.00%, 11/1/2022 (b)	70,000	70,315
Series 2019A, Rev., 5.00%, 11/1/2022	60,000	60,273
Series 2013A, Rev., 5.00%, 5/1/2023 (b)	25,000	25,443
Total Delaware		1,645,860
District of Columbia — 0.9%
District of Columbia
Series 2019A, GO, 5.00%, 10/15/2022	150,000	150,492
Series D, GO, 5.00%, 6/1/2023	25,000	25,495
Series 2013A, GO, 5.00%, 6/1/2024	225,000	229,425
Series 2013A, GO, 5.00%, 6/1/2026	35,000	35,682
District of Columbia Housing Finance Agency, Multi-Family Development Program
Series 2019B-2, Rev., FHA, 1.70%, 3/1/2023	165,000	164,290
Series 2019B-1, Rev., FHA, 1.75%, 9/1/2023 (c)	545,000	537,882
District of Columbia Housing Finance Agency, Paxton Project Series 2022, Rev., 4.00%, 9/1/2025 (c)	3,750,000	3,821,725
District of Columbia, Deed Tax Series 2012A, Rev., 5.00%, 6/1/2023	20,000	20,041
District of Columbia, Federal Highway
Rev., 5.00%, 12/1/2022	75,000	75,495
Rev., 5.00%, 12/1/2022	20,000	20,132
Rev., 5.00%, 12/1/2024	320,000	321,990
Rev., 5.00%, 12/1/2024	175,000	184,578
District of Columbia, Gallery Place Project Rev., 5.00%, 6/1/2024	100,000	100,211
District of Columbia, Income Tax
Series 2019C, Rev., 5.00%, 10/1/2022	55,000	55,126
Series 2020B, Rev., 5.00%, 10/1/2022	105,000	105,241
Series 2012C, Rev., 3.25%, 12/1/2022	25,000	25,068
Series 2012A, Rev., 4.00%, 12/1/2022	125,000	125,572
Series 2012C, Rev., 4.00%, 12/1/2022	185,000	185,846
Series 2012A, Rev., 5.00%, 12/1/2022	405,000	407,691
Series 2012A, Rev., 5.00%, 12/1/2022	115,000	115,807
Series 2012B, Rev., 5.00%, 12/1/2022	120,000	120,797
Series 2012C, Rev., 5.00%, 12/1/2022	205,000	206,362
Series 2012C, Rev., 5.00%, 12/1/2022	180,000	181,264
Series 2012D, Rev., 5.00%, 12/1/2022	25,000	25,175
Series 2014A, Rev., 5.00%, 12/1/2022	245,000	246,720
Series 2019A, Rev., 5.00%, 3/1/2023	60,000	60,839
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

District of Columbia — continued
District of Columbia, The Catholic University of America Issue Rev., 5.00%, 10/1/2022	230,000	230,460
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien
Series 2017B, Rev., 5.00%, 10/1/2022	75,000	75,162
Rev., AGM, 5.50%, 10/1/2023	150,000	152,820
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien
Series A, Rev., 4.00%, 10/1/2022	25,000	25,036
Series 2014C, Rev., 5.00%, 10/1/2022	100,000	100,224
Series A, Rev., 5.00%, 10/1/2022	290,000	290,650
Series C, Rev., 5.00%, 10/1/2022	475,000	476,036
Series 2014C, Rev., 5.00%, 10/1/2024	25,000	26,318
Metropolitan Washington Airports Authority Aviation
Subseries C-2, Rev., VRDO, LOC : TD Bank NA, 1.48%, 9/12/2022 (c)	20,000,000	20,000,000
Series 2013C, Rev., 5.00%, 10/1/2022	20,000	20,042
Series B, Rev., 5.00%, 10/1/2022	200,000	200,425
Metropolitan Washington Airports Authority Dulles Toll Road, Capital Appreciation Series 2009B, Rev., AGC, Zero Coupon, 10/1/2022	80,000	79,825
Washington Metropolitan Area Transit Authority Series 2017B, Rev., 5.00%, 7/1/2024	20,000	20,889
Total District of Columbia		29,246,833
Florida — 4.2%
Alachua County Health Facilities Authority, Shands Teaching Hospital and Clinic Series 2019B-1, 5.00%, 12/1/2022	205,000	206,146
Brevard County School District Series 2013A, 5.00%, 7/1/2023	195,000	199,089
Broward County, Water and Sewer Utility
Series B, 5.00%, 10/1/2022	115,000	115,258
Series A, 5.00%, 10/1/2037 (b)	225,000	225,500
Capital Trust Agency, Inc., Mission Spring Apartments Project Series 2017A, 4.38%, 12/1/2052 (b)	125,000	131,802
Capital Trust Agency, Inc., Multi-Family Housing, Mission Springs Apartments Project Series A, 4.25%, 12/1/2042 (b)	620,000	653,550
Capital Trust Agency, Inc., Multi-Family, GMF Jacksonville Pool Project Series 2012A, 3.75%, 12/1/2026 (b)	155,000	155,506
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	245

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Capital Trust Agency, Inc., Multi-Family, GMF Windsor Cove Apartments Series 2012A, 4.63%, 11/1/2035 (b)	125,000	125,443
Capital Trust Agency, Inc., Sustainability Bonds -The Marie
4.00%, 6/15/2023	575,000	572,378
4.00%, 6/15/2024	1,000,000	987,411
4.00%, 6/15/2025	240,000	234,851
Central Florida Expressway Authority, Senior Lien
5.00%, 7/1/2023	10,000	10,205
Series 2016B, 5.00%, 7/1/2025	25,000	26,686
City of Apopka, Utility System 5.00%, 10/1/2023	30,000	30,065
City of Bradenton, Special Obligation 4.00%, 9/1/2022	25,000	25,000
City of Cape Coral, Water & Sewer 5.00%, 10/1/2022	25,000	25,053
City of Clearwater, Stormwater System 4.75%, 11/1/2022	85,000	85,337
City of Clearwater, Water and Sewer
5.00%, 12/1/2022	50,000	50,328
5.00%, 12/1/2023	50,000	51,579
City of Cocoa 4.00%, 10/1/2022	25,000	25,034
City of Delray Beach Rev., 5.00%, 6/1/2023	40,000	40,773
City of Deltona, Utility System Rev., 5.00%, 10/1/2023 (b)	25,000	25,680
City of Fort Lauderdale Water and Sewer Rev., 5.00%, 9/1/2022	25,000	25,000
City of Fort Myers
Series 2014A, Rev., 3.00%, 12/1/2022	50,000	50,079
Series 2018A, Rev., 5.00%, 12/1/2022	35,000	35,226
City of Gainesville, Utilities System
Series 2012A, Rev., 2.50%, 10/1/2022	370,000	370,052
Series 2012A, Rev., 5.00%, 10/1/2022	850,000	851,854
City of Hallandale Beach Rev., 5.00%, 10/1/2023	25,000	25,661
City of Jacksonville
Series 2012A, Rev., 4.25%, 10/1/2022 (b)	60,000	60,095
Rev., 5.00%, 10/1/2022	60,000	60,131
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	740,000	741,644
Series 2012B, Rev., 5.00%, 10/1/2022	665,000	666,467
Series 2012C, Rev., 5.00%, 10/1/2022	350,000	350,749
Series 2020A, Rev., 5.00%, 10/1/2022	250,000	250,547
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series C, Rev., 5.00%, 10/1/2022	140,000	140,307
Series C, Rev., 5.00%, 10/1/2022	235,000	235,503
Rev., 5.00%, 10/1/2023	10,000	10,280
City of Jacksonville, Better Jacksonville Sales Tax
Rev., 5.00%, 10/1/2022	145,000	145,316
Rev., 5.00%, 10/1/2022	700,000	701,544
City of Jacksonville, Florida Power and Light Co., Project Series 1995, Rev., VRDO, 1.17%, 9/1/2022 (c)	3,150,000	3,150,000
City of Jacksonville, Sales Tax
Rev., 5.00%, 10/1/2022	4,705,000	4,715,265
Rev., 5.00%, 10/1/2022	65,000	65,143
City of Lakeland, Department of Electric Utilities
Rev., 5.00%, 10/1/2022	65,000	65,146
Rev., 5.00%, 10/1/2023	25,000	25,717
Rev., 5.00%, 10/1/2026	20,000	21,679
City of Lakeland, Lakeland Regional Health Systems Rev., 5.00%, 11/15/2022	50,000	50,235
City of Miami Rev., 5.00%, 3/1/2023 (b) (e)	5,000,000	5,049,827
City of Miami Beach, Stormwater Rev., 5.00%, 9/1/2022	220,000	220,000
City of Miramar, Utility System Rev., 5.00%, 10/1/2022	150,000	150,337
City of Oakland Park, Water and Sewer Rev., 5.00%, 9/1/2022	30,000	30,000
City of Ocoee, Capital Improvement Rev., 5.00%, 10/1/2022	120,000	120,256
City of Ocoee, Water and Sewer System Rev., 5.00%, 10/1/2022	20,000	20,043
City of Orlando, Capital Improvement
Series 2016B, Rev., 5.00%, 10/1/2022	25,000	25,056
Series B, Rev., 5.00%, 10/1/2022	240,000	240,537
Series C, Rev., 5.00%, 10/1/2022	25,000	25,056
Series 2016B, Rev., 5.00%, 10/1/2024	25,000	26,318
City of Orlando, Florida Contract Tourist Development Tax Payments
Series 2014A, Rev., 5.00%, 11/1/2022 (b)	50,000	50,221
Series 2014A, Rev., 5.00%, 5/1/2024 (b)	20,000	20,839
City of Palm Coast, Utility System Rev., 5.00%, 10/1/2022	55,000	55,119
City of Pembroke Pines GO, 5.00%, 9/1/2022	30,000	30,000
SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
City of Pompano Beach, John Knox Village Project
Rev., 3.25%, 9/1/2022	145,000	145,000
Series 2021B-2, Rev., 1.45%, 1/1/2027	760,000	677,456
City of Port St. Lucie, Utility System
Rev., 5.00%, 9/1/2022 (b)	295,000	295,000
Rev., 5.00%, 9/1/2022	30,000	30,000
Rev., NATL-RE, 5.25%, 9/1/2022	120,000	120,000
City of Sarasota, St. Armands Paid Parking Area Improvements
Series 2017B, Rev., 3.00%, 10/1/2022	25,000	25,016
Series 2017A, Rev., 4.00%, 10/1/2023	25,000	25,412
City of St. Petersburg, Public Service Tax Series 2016A, Rev., 4.00%, 10/1/2022	215,000	215,303
City of St. Petersburg, Public Utility
Rev., 3.00%, 10/1/2022	25,000	25,015
Series 2013A, Rev., 3.00%, 10/1/2022	30,000	30,018
Series 2013A, Rev., 3.75%, 10/1/2022 (b)	25,000	25,030
Series 2013A, Rev., 4.00%, 10/1/2022 (b)	65,000	65,089
Series 2013B, Rev., 4.00%, 10/1/2022 (b)	50,000	50,069
Series 2013C, Rev., 5.00%, 10/1/2022	25,000	25,055
Series 2014B, Rev., 5.00%, 10/1/2022	20,000	20,044
Series 2016C, Rev., 5.00%, 10/1/2022	55,000	55,121
Series 2014B, Rev., 5.00%, 10/1/2023	30,000	30,835
City of Tallahassee
Rev., 5.00%, 10/1/2022	120,000	120,265
Rev., 5.00%, 10/1/2023	150,000	150,340
Rev., 5.00%, 10/1/2024	200,000	200,402
City of Tallahassee, Energy System Rev., 5.00%, 10/1/2022	80,000	80,176
City of Tallahassee, Utility System Rev., 5.00%, 10/1/2023	30,000	30,845
City of Tampa, Capital Improvement Cigarette Tax Allocation, H. Lee Moffitt Cancer Center Project Series 2012A, Rev., 5.00%, 9/1/2022	100,000	100,000
City of Tampa, Sales Tax Rev., 5.00%, 10/1/2022	225,000	225,500
City of Tampa, Utilities Tax Series 2012A, Rev., 5.00%, 10/1/2022	50,000	50,111
City of Venice, Utility System
Rev., 3.13%, 12/1/2022 (b)	25,000	25,053
Rev., 3.50%, 12/1/2022 (b)	25,000	25,076
Rev., 3.63%, 12/1/2022 (b)	20,000	20,067
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Rev., 5.00%, 12/1/2022 (b)	50,000	50,338
City of West Palm Beach, Utility System
Series 2017C, Rev., 5.00%, 10/1/2022	25,000	25,056
Series 2012A, Rev., 5.00%, 10/1/2023	100,000	100,216
City of Winter Haven Series 2015A, Rev., 4.00%, 10/1/2022	20,000	20,028
City of Winter Park Rev., 5.00%, 10/1/2022	25,000	25,054
County of Bay, Water and Sewer System Series 2015A, 2.25%, 9/1/2022	25,000	25,000
County of Bay, Wholesale Water System 5.00%, 9/1/2022	30,000	30,000
County of Brevard, Water and Wastewater Utility
5.00%, 9/1/2022	80,000	80,000
5.00%, 9/1/2023	40,000	40,979
County of Broward, Airport System
Series 2013C, 5.00%, 10/1/2022	195,000	195,416
Series P-2, 5.00%, 10/1/2022	270,000	270,576
Series Q-1, 5.00%, 10/1/2022	155,000	155,331
Series P-2, 5.00%, 10/1/2023	415,000	415,839
Series Q-1, 5.00%, 10/1/2023	540,000	541,092
Series Q-1, 5.00%, 10/1/2024	280,000	280,623
Series Q-1, 5.00%, 10/1/2025	195,000	195,432
Series Q-1, 5.00%, 10/1/2026 (b)	25,000	25,056
Series 2013C, 5.25%, 10/1/2026	400,000	412,269
Series Q-1, 5.00%, 10/1/2037 (b)	170,000	170,378
County of Broward, Half-Cent Sales Tax 5.00%, 10/1/2023	30,000	30,828
County of Broward, Port Facilities Series 2019C, 5.00%, 9/1/2022	150,000	150,000
County of Citrus, Capital Improvement 5.00%, 10/1/2022	70,000	70,140
County of Citrus, Water and Wastewater System 5.00%, 10/1/2022	45,000	45,099
County of Clay, Sales Surtax 5.00%, 10/1/2022	25,000	25,054
County of Escambia Rev., 5.00%, 10/1/2022	120,000	120,265
County of Escambia, Sales Tax Rev., 5.00%, 10/1/2022	25,000	25,055
County of Hernando, Water and Sewer Series 2013A, Rev., 5.00%, 6/1/2023 (b)	40,000	40,704
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	35,000	36,859
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	247

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
County of Hillsborough, Community Investment Tax
Rev., 5.00%, 11/1/2022	150,000	150,666
Series 2012B, Rev., 5.00%, 11/1/2022	155,000	155,688
Rev., 5.00%, 11/1/2025	25,000	26,827
County of Lee Rev., 5.00%, 10/1/2022	125,000	125,280
County of Lee, Tourist Development Tax Series 2019A, Rev., 5.00%, 10/1/2024	25,000	26,245
County of Lee, Transportation Facilities Rev., AGM, 5.00%, 10/1/2022	490,000	491,049
County of Lee, Water and Sewer
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	20,000	20,044
Series 2012B, Rev., 5.00%, 10/1/2022 (b)	50,000	50,111
Series 2013B, Rev., 5.00%, 10/1/2022	155,000	155,347
Series A, Rev., 5.00%, 10/1/2022	20,000	20,045
Series A, Rev., 4.25%, 10/1/2023 (b)	25,000	25,500
Series A, Rev., 5.00%, 10/1/2023 (b)	40,000	41,131
Series B, Rev., 5.00%, 10/1/2023	55,000	56,531
County of Manatee, Public Utilities Rev., 5.00%, 10/1/2022	200,000	200,450
County of Manatee, Transportation Projects Rev., 5.00%, 10/1/2022	25,000	25,056
County of Miami-Dade, Aviation System
Series A, Rev., 5.00%, 10/1/2022	1,090,000	1,092,181
Series B, Rev., 5.00%, 10/1/2022	145,000	145,290
Series B, Rev., 4.00%, 10/1/2023	225,000	225,230
Series 2012B, Rev., 5.00%, 10/1/2024	400,000	400,890
County of Miami-Dade, Building Better Communities Program
Series 2015-D, GO, 5.00%, 7/1/2023	25,000	25,551
Series 2016A, GO, 5.00%, 7/1/2023	25,000	25,551
Series 2016A, GO, 5.00%, 7/1/2024	30,000	31,372
County of Miami-Dade, Parks Program
Series 2011B, GO, 3.50%, 11/1/2022	30,000	30,031
Series 2015A, GO, 5.00%, 11/1/2022	110,000	110,501
County of Miami-Dade, Solid Waste System Rev., 5.00%, 10/1/2022	70,000	70,152
County of Miami-Dade, Special Obligation
Series B, Rev., AGM, 4.00%, 10/1/2022 (b)	50,000	50,069
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	175,000	175,389
Series A, Rev., 5.00%, 10/1/2022 (b)	90,000	90,200
Series B, Rev., 5.00%, 10/1/2022 (b)	175,000	175,389
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series B, Rev., AGM, 5.00%, 10/1/2022 (b)	50,000	50,111
County of Miami-Dade, Subordinate Special Obligation Series A, Rev., 5.00%, 10/1/2022 (b)	35,000	35,078
County of Miami-Dade, Water and Sewer System
Rev., 5.00%, 10/1/2022	180,000	180,393
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	45,000	45,100
Series A, Rev., 5.00%, 10/1/2022 (b)	80,000	80,178
Series 2008B, Rev., AGM, 5.25%, 10/1/2022	120,000	120,294
Series B, Rev., 5.00%, 10/1/2023 (b)	20,000	20,565
Series B, Rev., 5.25%, 10/1/2023 (b)	20,000	20,618
County of Okaloosa, Sales Tax
Rev., 5.00%, 10/1/2022	130,000	130,292
Rev., 5.00%, 10/1/2023	25,000	25,696
County of Orange, Water Utility System Rev., 5.00%, 10/1/2022	20,000	20,045
County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2022	280,000	280,374
County of Palm Beach
Rev., 5.00%, 11/1/2022	25,000	25,114
Rev., 5.00%, 11/1/2023	30,000	30,911
County of Palm Beach, Public Improvement Series 2014A, Rev., 5.00%, 11/1/2022	30,000	30,137
County of Palm Beach, Water and Sewer, FPL Reclaimed Water Project Rev., 5.00%, 10/1/2022	35,000	35,079
County of Pasco, Fire-Rescue Projects Series 2019B, GO, 5.00%, 10/1/2023	35,000	35,986
County of Pasco, Half-Cent Sales Tax and Improvement Series 2013A, Rev., 5.00%, 12/1/2022	295,000	296,982
County of Pasco, Water and Sewer Series 2014A, Rev., 5.00%, 10/1/2022	70,000	70,154
County of Pinellas, Sewer System Rev., 5.00%, 10/1/2022 (b)	165,000	165,360
County of Polk, Public Facilities Rev., 4.00%, 12/1/2022	25,000	25,107
County of Polk, Utility System
Rev., 5.00%, 10/1/2022	285,000	285,641
Rev., 5.00%, 10/1/2023 (b)	10,000,000	10,228,670
County of Sarasota
Rev., 5.00%, 10/1/2022	190,000	190,404
Rev., 5.00%, 10/1/2023	25,000	25,677
SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
County of Sarasota, Infrastructure Sales Surtax Rev., 5.00%, 10/1/2022	190,000	190,404
County of Sarasota, Utility System
Rev., 5.00%, 10/1/2022	100,000	100,225
Rev., 5.00%, 10/1/2023 (b)	25,000	25,707
County of Seminole, Water and Sewer System
Series 2015A, Rev., 5.00%, 10/1/2022	20,000	20,045
Series 2015B, Rev., 5.00%, 10/1/2022	75,000	75,169
County of St. Johns, Sales Tax Rev., AGM, 5.00%, 10/1/2023	35,000	35,985
County of St. Johns, Transportation Improvement Rev., AGM, 5.00%, 10/1/2022	45,000	45,099
County of St. Johns, Water and Sewer System Series A, Rev., 5.00%, 12/1/2022 (b)	75,000	75,508
County of St. Lucie, Power and Light Co. Project Rev., VRDO, 1.16%, 9/1/2022 (c)	45,750,000	45,750,000
Escambia County Housing Finance Authority, Multi-County Program Series 2019B, Rev., GNMA COLL, 1.65%, 4/1/2023	75,000	74,555
Escambia County School Board, Sales Tax Rev., 5.00%, 9/1/2022	140,000	140,000
Florida Department of Children and Families, Evaluation Treatment Center Financing Corp. Project Series 2021A, COP, 5.00%, 10/1/2022	30,000	30,062
Florida Department of Management Services
Series 2018A, COP, 5.00%, 11/1/2022	135,000	135,592
Series 2021A, COP, 5.00%, 11/1/2022	495,000	497,172
Series 2015A, COP, 5.00%, 8/1/2024	115,000	120,552
Series 2018A, COP, 5.00%, 11/1/2024	25,000	26,357
Series 2018A, COP, 5.00%, 11/1/2026	20,000	21,967
Florida Development Finance Corp., Nova Southeastern University Project Series 2020A, Rev., 5.00%, 4/1/2025	190,000	198,773
Florida Governmental Utility Authority, North Fort Myers Utility System Rev., AGM, 5.00%, 10/1/2022	70,000	70,150
Florida Gulf Coast University Financing Corp., Housing Project
Series A, Rev., VRDO, LOC : TD Bank NA, 1.50%, 9/12/2022 (c)	10,300,000	10,300,000
Series 2020A, Rev., 5.00%, 2/1/2023	120,000	121,096
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series 2020A, Rev., 5.00%, 2/1/2025	115,000	120,531
Florida Higher Educational Facilities Financial Authority, Nova Southeast University Rev., 5.00%, 4/1/2025	135,000	141,233
Florida Higher Educational Facilities Financial Authority, Rollins College Project
Series 2012A, Rev., 2.63%, 12/1/2022 (b)	50,000	50,042
Series 2012B, Rev., 3.00%, 12/1/2022	50,000	50,073
Series 2012A, Rev., 3.50%, 12/1/2022 (b)	55,000	55,160
Series 2012A, Rev., 5.00%, 12/1/2022 (b)	100,000	100,665
Florida Municipal Power Agency, All-Requirements Power Supply Project
Series 2015B, Rev., 5.00%, 10/1/2022	30,000	30,065
Series 2016A, Rev., 5.00%, 10/1/2022	135,000	135,293
Florida Municipal Power Agency, Stanton II Project
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	270,000	270,589
Series 2012A, Rev., 5.00%, 10/1/2022	415,000	415,905
FSU Financial Assistance, Inc.
Series 2012C, Rev., 4.00%, 10/1/2022	25,000	25,033
Series C, Rev., 5.00%, 10/1/2022	25,000	25,053
Series 2012C, Rev., 3.00%, 10/1/2025	100,000	100,014
Greater Orlando Aviation Authority, Airport Facilities Series 2016B, Rev., 5.00%, 10/1/2022	95,000	95,202
Hillsborough County School Board
Series 2015B, Rev., AGM, 5.00%, 10/1/2022	85,000	85,178
Series 2017A, COP, 5.00%, 7/1/2023	25,000	25,506
Hollywood Community Redevelopment Agency Rev., 5.00%, 3/1/2023	40,000	40,470
Inland Protection Financing Corp. Series 2019A, Rev., 5.00%, 7/1/2023	30,000	30,624
Jacksonville Transportation Authority, Senior Lien Gas Tax Rev., 5.00%, 8/1/2024	25,000	26,173
JEA Electric System
Series 2013A, Rev., 5.00%, 10/1/2022	630,000	631,364
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	100,000	100,214
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	60,000	60,131
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	249

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2015A, Rev., 5.00%, 10/1/2022 (b)	20,000	20,044
Series A, Rev., 5.00%, 10/1/2022	175,000	175,379
Series B, Rev., 5.00%, 10/1/2022	100,000	100,217
JEA Water and Sewer System
Series 2008A-1, Rev., VRDO, LIQ : U.S. Bank NA, 1.05%, 9/1/2022 (c)	14,100,000	14,100,000
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	185,000	185,404
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	30,000	30,064
Key West Utility Board, Electric System
Rev., 5.00%, 10/1/2022	20,000	20,044
Rev., 5.00%, 10/1/2023	25,000	25,704
Lee County School Board (The) Series 2012B, COP, 5.00%, 8/1/2023	30,000	30,064
Lee Memorial Health System
Series 2019A-1, Rev., 5.00%, 4/1/2023	20,000	20,259
Series A-1, Rev., 5.00%, 4/1/2025	160,000	168,037
Leon County School District, Sales Tax Rev., 5.00%, 9/1/2022	65,000	65,000
Manatee County School District, Sales Tax Rev., AGM, 5.00%, 10/1/2022	50,000	50,106
Marion County School Board Series 2015B, COP, 5.00%, 6/1/2023	20,000	20,384
Martin County Health Facilities Authority, Martin Memorial Medical Center Rev., 5.00%, 11/15/2022 (b)	45,000	45,232
Martin County School District, Florida Master Lease Program COP, 5.00%, 10/1/2022	160,000	160,343
Miami-Dade County Expressway Authority, Toll System
Series 2014B, Rev., 5.00%, 7/1/2023	30,000	30,532
Series 2014B, Rev., 5.00%, 7/1/2025	220,000	229,295
Miami-Dade County Health Facilities Authority, Miami Children's Hospital Rev., 5.00%, 8/1/2023 (b)	25,000	25,590
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital Rev., 5.00%, 8/1/2023	25,000	25,497
Miami-Dade County Housing Finance Authority, Multi-family Rev., 0.25%, 8/1/2023 (c)	100,000	97,478
Monroe County School District, Sales Tax Rev., AGM, 5.00%, 10/1/2022	250,000	250,529
New Smyrna Beach Utilities Commission Rev., 5.00%, 10/1/2022	65,000	65,146
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Orange County Convention Center Rev., 5.00%, 10/1/2022	25,000	25,056
Orange County Convention Center, Tourist Development Tax Rev., 5.00%, 10/1/2022	450,000	451,012
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2016A, Rev., 5.00%, 10/1/2023	115,000	117,679
Orange County Housing Finance Authority, Jernigan Gardens Project Series 2020B, Rev., 0.35%, 10/1/2022 (c)	75,000	74,788
Orlando Utilities Commission, Utility System
Series 2011C, Rev., 4.00%, 10/1/2022	115,000	115,162
Series 2011C, Rev., 5.00%, 10/1/2022	475,000	476,048
Series 2010C, Rev., 5.25%, 10/1/2022	150,000	150,361
Series 2012A, Rev., 5.00%, 10/1/2023	20,000	20,563
Series 2016A, Rev., 5.00%, 10/1/2023	25,000	25,704
Series 2018A, Rev., 5.00%, 10/1/2023	25,000	25,704
Series 2013A, Rev., 5.00%, 10/1/2024	45,000	47,372
Orlando-Orange County Expressway Authority Series 2013B, Rev., 5.00%, 7/1/2023	20,000	20,403
Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2024	560,000	582,978
Palm Beach County School District
Series 2017B, COP, 5.00%, 8/1/2023	50,000	51,195
Series 2018B, COP, 5.00%, 8/1/2023	20,000	20,478
Series 2017B, COP, 5.00%, 8/1/2025	40,000	42,716
Pasco County School Board Series 2015A, COP, 5.00%, 8/1/2023	40,000	40,978
Pasco County School Board, Sales Tax Rev., 5.00%, 10/1/2023	35,000	36,004
Peace River Manasota Regional Water Supply Authority, Utility System Rev., 4.00%, 10/1/2022	55,000	55,078
Polk County School District, Sales Tax
Rev., 5.00%, 10/1/2022	280,000	280,611
Rev., 5.00%, 10/1/2023	25,000	25,688
Rev., 5.00%, 10/1/2024	30,000	31,594
Reedy Creek Improvement District Utility Series 2013-1, Rev., 5.00%, 10/1/2022	225,000	225,483
Reedy Creek Improvement District, Ad Valorem Tax Series A, GO, 5.00%, 6/1/2023 (b)	25,000	25,487
Riviera Beach Utility Special District Rev., 5.00%, 10/1/2022	25,000	25,054
SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Santa Rosa County School Board COP, 5.00%, 2/1/2023	75,000	75,813
Sarasota County Public Hospital District, Sarasota Memorial Hospital Series 1998B, Rev., NATL-RE, 5.25%, 7/1/2024	690,000	712,966
School Board of Miami-Dade County (The)
GO, 5.00%, 3/15/2023 (b)	30,000	30,441
GO, 5.00%, 3/15/2023	45,000	45,626
Series 2015D, COP, 5.00%, 2/1/2024	445,000	460,606
Series 2014D, COP, 5.00%, 11/1/2024	20,000	21,038
Series 2015D, COP, 5.00%, 2/1/2025	25,000	26,430
Series 2014D, COP, 5.00%, 11/1/2025	25,000	26,228
Series 2015B, COP, 5.00%, 5/1/2026	340,000	358,670
Series 2014D, COP, 5.00%, 11/1/2026	25,000	26,179
Series 2015A, COP, AGM, 5.00%, 5/1/2027	85,000	90,252
School District of Broward County
Series A, 5.00%, 7/1/2023	315,000	321,239
Series 2015A, 5.00%, 7/1/2024	25,000	26,052
Series 2015B, 5.00%, 7/1/2024	215,000	224,595
Series 2015A, 5.00%, 7/1/2026	135,000	144,105
Seacoast Utility Authority, Water and Sewer Utility System Series B, Rev., 5.00%, 3/1/2023	20,000	20,269
South Broward Hospital District, Memorial Healthcare System Rev., 4.00%, 5/1/2026	25,000	26,302
St. Johns County Industrial Development Authority, Vicar's Landing Project
Series 2021A, Rev., 4.00%, 12/15/2022	110,000	109,927
Series 2021A, Rev., 4.00%, 12/15/2023	120,000	119,474
Series 2021A, Rev., 4.00%, 12/15/2024	145,000	143,279
St. Johns County School Board
COP, 5.00%, 7/1/2023	100,000	102,147
Series 2020A, COP, 5.00%, 7/1/2023	20,000	20,429
St. Johns County School Board, Sales Tax
Rev., 5.00%, 10/1/2022	20,000	20,042
Rev., 5.00%, 10/1/2024	35,000	36,735
St. Johns River Power Park Series SEVEN, Rev., 2.50%, 10/1/2022	75,000	75,016
St. Lucie County School Board Series 2013A, COP, 5.00%, 7/1/2023	45,000	45,955
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
St. Lucie County School Board, Sales Tax Rev., AGM, 5.00%, 10/1/2022	225,000	225,472
St. Lucie County, Water and Sewer District Utility System Rev., 5.00%, 10/1/2022	310,000	310,671
State of Florida Board of Education, Public Education Capital Outlay
Series 2014A, GO, 5.00%, 6/1/2023	45,000	45,900
Series 2019A, GO, 5.00%, 6/1/2023	45,000	45,900
Series 2013C, GO, 5.00%, 6/1/2026	20,000	20,345
Series 2015A, GO, 5.00%, 6/1/2026	35,000	36,489
State of Florida Department of Transportation Rev., 5.00%, 7/1/2024	35,000	36,665
State of Florida Department of Transportation Turnpike System
Series 2013A, Rev., 5.00%, 7/1/2023	35,000	35,760
Series 2016A, Rev., 5.00%, 7/1/2023	40,000	40,869
Series 2016C, Rev., 5.00%, 7/1/2023	45,000	45,977
Series 2013C, Rev., 5.00%, 7/1/2024	50,000	51,062
Series 2013A, Rev., 5.00%, 7/1/2025	55,000	56,057
Series 2016B, Rev., 2.50%, 7/1/2026	20,000	19,703
State of Florida, State Board of Education, Lottery Series 2014A, Rev., 3.00%, 7/1/2025	70,000	70,234
Sunshine State Governmental Financing Commission
Series 2010A-1, Rev., 5.00%, 9/1/2022 (b)	25,000	25,000
Series 2010B-1, Rev., 5.00%, 9/1/2022 (b)	60,000	60,000
Series 2011B-1, Rev., 5.00%, 9/1/2022 (b)	150,000	150,000
Series 2010A-1, Rev., 5.00%, 9/1/2023 (b)	25,000	25,654
Sunshine State Governmental Financing Commission, Coral Gables Program Series 2018B, Rev., 5.00%, 10/1/2022	35,000	35,079
Sunshine State Governmental Financing Commission, Miami Dade County Program
Series 2011C-1, Rev., 5.00%, 9/1/2022 (b)	95,000	95,000
Series 2011B-1, Rev., 3.75%, 9/1/2023 (b)	50,000	50,666
Series 2010A-1, Rev., 4.00%, 9/1/2023 (b)	50,000	50,803
Series 2011B-1, Rev., 4.00%, 9/1/2023 (b)	30,000	30,482
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	251

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2010A-1, Rev., 4.13%, 9/1/2023 (b)	25,000	25,432
Series 2011B-1, Rev., 5.00%, 9/1/2023 (b)	20,000	20,523
Series 2011B-1, Rev., 5.50%, 9/1/2023 (b)	30,000	30,932
Series 2011C-1, Rev., 5.50%, 9/1/2023 (b)	45,000	46,398
Tampa Bay Water, Regional Water Supply Authority, Utility System Rev., NATL-RE, 5.50%, 10/1/2022	50,000	50,132
Tampa Bay Water, Water Supply Rev., NATL-RE, 5.50%, 10/1/2023	40,000	41,356
Tohopekaliga Water Authority, Utility System Rev., 4.00%, 10/1/2022	50,000	50,073
Town of Palm Beach, Public Improvement Series 2016A, Rev., 5.00%, 1/1/2023	25,000	25,227
University of Central Florida Housing Facility Series 2018A, Rev., 5.00%, 10/1/2022	20,000	20,044
USF Financing Corp., Master Lease Program Series 2012A, COP, 5.00%, 7/1/2023	50,000	51,053
Volusia County Educational Facility Authority, Embry Riddle Aeronautical University, Inc., Project Series 2020A, Rev., 4.00%, 10/15/2022	75,000	75,134
Volusia County School Board, Master Lease Program Series 2014B, COP, 5.00%, 8/1/2025	100,000	104,617
Volusia County School Board, Sales Tax Rev., 5.00%, 10/1/2022	55,000	55,119
Waterset North Community Development District, Senior Lien Series A-1, 3.00%, 5/1/2023	25,000	25,064
Total Florida		131,138,827
Georgia — 0.8%
Athens-Clarke County Unified Government, Sales Tax 5.00%, 12/1/2022	415,000	417,840
Atlanta and Fulton County Recreation Authority, Park Improvement
Series 2014A, 5.00%, 12/1/2022	20,000	20,134
Series A, 5.00%, 12/1/2023	25,000	25,808
Atlanta Development Authority (The), Piedmont/Ellis LLC University of Commons Project 5.00%, 9/1/2022 (b)	100,000	100,000
Atlanta Public Safety and Judicial Facilities Authority, Public Safety Facilities Project 2.00%, 12/1/2022	25,000	24,988
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Atlanta Urban Residential Finance Authority, Multi-Family 0.44%, 9/1/2023 (c)	1,740,000	1,716,278
Bartow County School District
3.00%, 10/1/2022	25,000	25,013
5.00%, 10/1/2022	110,000	110,234
Braselton Urban Redevelopment Agency, Municipal Facilities Project GTD, 4.00%, 7/1/2024	30,000	30,773
Bulloch County Board of Education, Sales Tax 3.25%, 5/1/2023	20,000	20,126
Carroll City-County Hospital Authority, Tanner Medical Center Project GTD, 5.00%, 7/1/2023	20,000	20,421
Carrollton Independent School System 5.00%, 4/1/2023	20,000	20,314
Cherokee County Board of Education, School System Series B, 5.00%, 8/1/2023	20,000	20,483
City of Atlanta Series 2019B, 4.00%, 12/1/2022	55,000	55,239
City of Atlanta Airport Passenger Facility Charge, Sub Lien
Series 2014A, 5.00%, 1/1/2024	25,000	25,850
Series 2014A, 5.00%, 1/1/2025	20,000	20,660
Series 2014A, 5.00%, 1/1/2026	30,000	30,975
City of Atlanta, Department of Aviation Series 2014B, 5.00%, 1/1/2023	25,000	25,221
City of Atlanta, Public Improvement
5.00%, 12/1/2022	25,000	25,170
4.75%, 12/1/2034 (b)	30,000	31,540
City of Atlanta, Water and Wastewater
5.00%, 11/1/2022	275,000	276,230
5.00%, 11/1/2026	25,000	26,682
Series 2013B, 5.25%, 11/1/2029 (b)	35,000	36,162
City of Columbus, Water and Sewerage
Series 2012A, 3.00%, 5/1/2023	50,000	50,013
5.00%, 5/1/2023	40,000	40,704
Series 2013A, 5.00%, 5/1/2026 (b)	20,000	20,355
Clayton County Development Authority, Clayton State University Rev., 5.00%, 7/1/2026	50,000	54,149
Cobb County Kennestone Hospital Authority 5.00%, 4/1/2024	80,000	81,276
Cobb-Marietta Coliseum and Exhibit Hall Authority, Performing Arts Center Project GTD, 4.00%, 1/1/2024	85,000	85,479
SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
Coffee County Hospital Authority, Coffee Regional Medical Center Inc., Project Series 2016A, GTD, 5.00%, 12/1/2022	25,000	25,162
Columbia County School District 5.00%, 10/1/2022	40,000	40,090
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019A, 5.00%, 7/1/2054 (c)	235,000	250,244
County of Clayton, Water Authority 5.00%, 5/1/2023	160,000	160,344
County of Cobb 5.00%, 1/1/2023	45,000	45,410
County of DeKalb, Special Transportation, Parks and Greenspace and Libraries Tax
GO, 5.00%, 12/1/2022	75,000	75,491
GO, 5.00%, 12/1/2025	40,000	43,217
County of DeKalb, Water and Sewerage Series B, Rev., 5.25%, 10/1/2022	30,000	30,070
County of DeKalb, Water and Sewerage, Second Resolution Rev., 5.00%, 10/1/2022	170,000	170,365
County of Fayette
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	75,000	75,167
Series 2012B, Rev., 5.00%, 10/1/2022 (b)	25,000	25,056
County of Henry, Sales Tax GO, 5.00%, 5/1/2023	20,000	20,356
DeKalb Newton and Gwinnett Counties Joint Development Authority, GPC Real Estate Student Support I, LLC Project Rev., 5.00%, 6/1/2023	35,000	35,692
Development Authority for Fulton County, Georgia Tech Facilities
Rev., 5.00%, 3/1/2023	25,000	25,335
Series 2014A, Rev., 5.00%, 5/1/2023	25,000	25,442
Development Authority for Fulton County, Tech Athletic Association Project Series A, Rev., 5.00%, 10/1/2022 (b)	40,000	40,087
Development Authority of Greene County, Catholic Health East Rev., 4.25%, 11/15/2022 (b)	75,000	75,289
Fayette County School District, Sales Tax GO, 5.25%, 9/1/2022	75,000	75,000
Forsyth County School District GO, 5.00%, 2/1/2023	45,000	45,512
Gainesville and Hall County Development Authority, Hall County Facilities Project Rev., 5.00%, 5/1/2024	20,000	20,852
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Georgia State Road and Tollway Authority Series 2011B, Rev., 5.00%, 10/1/2022	55,000	55,124
Gilmer County Schools, Sales Tax GO, 4.00%, 12/1/2022	175,000	175,761
Gwinnett County School District GO, 5.00%, 2/1/2023	25,000	25,279
Hall County School District GO, 5.00%, 11/1/2022	80,000	80,364
Houston County School District, Sales Tax GO, 5.00%, 9/1/2022	95,000	95,000
Lowndes County Public Facilies Authority, Lowndes County School District Projects Rev., 3.00%, 2/1/2023	20,000	20,063
Lumpkin County School District GO, 3.00%, 12/1/2022	25,000	25,047
Macon Water Authority Series 2018A, Rev., 5.00%, 10/1/2022	25,000	25,054
Main Street Natural Gas, Inc., Gas Supply
Rev., LIQ : Royal Bank of Canada, (SIFMA Municipal Swap Index Yield + 0.57%), 2.07%, 9/8/2022 (d)	11,590,000	11,537,264
Series 2018B, Rev., (ICE LIBOR USD 1 Month + 0.75%), 2.47%, 10/3/2022 (d)	370,000	367,610
Series 2019B, Rev., 4.00%, 12/1/2022	345,000	346,303
Series 2019B, Rev., 4.00%, 6/1/2023	240,000	242,553
Series 2018A, Rev., LIQ : Royal Bank of Canada, 4.00%, 9/1/2023 (c)	1,525,000	1,546,594
Series 2018C, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2023 (c)	680,000	691,316
Subseries C, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2023	100,000	101,777
Series 2019B, Rev., 4.00%, 12/2/2024 (c)	485,000	496,268
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series 2007A, Rev., NATL-RE, 5.25%, 7/1/2023	40,000	40,937
Municipal Gas Authority of Georgia Series S, Rev., 5.00%, 10/1/2027	500,000	501,029
Municipal Gas Authority of Georgia, Gas Portfolio IV Project Series A, Rev., 5.00%, 10/1/2022	125,000	125,230
Paulding County School District GO, 5.00%, 2/1/2025 (b)	50,000	53,053
Pike County School District GO, 3.00%, 10/1/2022	100,000	100,065
Private Colleges and Universities Authority, Emory University
Series 2019A, Rev., 5.00%, 9/1/2022	20,000	20,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	253

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
Series B, Rev., 5.00%, 10/1/2022	35,000	35,078
Series 2020B, Rev., 5.00%, 9/1/2025	980,000	1,052,764
Putnam County School District GO, 3.00%, 10/1/2022	25,000	25,013
Rabun County School District GO, 3.00%, 10/1/2022	30,000	30,019
Richmond County Board of Education, Sales Tax GO, 5.00%, 10/1/2022	75,000	75,169
Richmond County Hospital Authority, University Health Services, Inc., Project Rev., 5.00%, 1/1/2023	295,000	297,198
South Regional Joint Development Authority, Valdosta State University Parking and Student Service Center Project Rev., 5.00%, 8/1/2025	1,095,000	1,166,802
South Regional Joint Development Authority, Valdosta State University Student Union Project Rev., 5.00%, 8/1/2025	215,000	229,098
State of Georgia
Series 2012C, GO, 4.00%, 9/1/2022	215,000	215,000
Series C, GO, 5.00%, 9/1/2022	20,000	20,000
Series 2013C, GO, 4.00%, 10/1/2022	145,000	145,194
Series 2011-I, GO, 4.00%, 11/1/2022	25,000	25,036
Series 2011J-2, GO, 4.50%, 11/1/2022	305,000	305,565
Series 2016C, GO, 5.00%, 1/1/2023	25,000	25,226
Series 2016A, GO, 5.00%, 2/1/2023	25,000	25,281
Series 2018A, GO, 5.00%, 7/1/2023	15,000	15,331
Series 2013A, GO, 5.00%, 1/1/2025	50,000	50,435
Tift County Hospital Authority
Rev., 5.00%, 12/1/2022	60,000	60,406
Rev., 5.00%, 12/1/2022 (b)	135,000	135,913
Valdosta and Lowndes County Hospital Authority Series 2019A, Rev., 5.00%, 10/1/2022	150,000	150,332
Whitfield County School District GO, 5.00%, 4/1/2023	25,000	25,392
Total Georgia		25,524,241
Hawaii — 0.5%
City and County Honolulu
Series 2018A, GO, 4.00%, 9/1/2022	115,000	115,000
Series 2017B, GO, 5.00%, 9/1/2022	85,000	85,000
Series 2018B, GO, 5.00%, 9/1/2022	60,000	60,000
Series A, GO, 5.00%, 9/1/2022	100,000	100,000
Series 2016B, GO, 5.00%, 10/1/2022	50,000	50,110
Series 2016C, GO, 5.00%, 10/1/2022	45,000	45,099
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hawaii — continued
Series A, GO, 5.00%, 10/1/2022	165,000	165,364
Series B, GO, 5.00%, 10/1/2022	60,000	60,132
Series 2012A, GO, 4.00%, 11/1/2022 (b)	20,000	20,054
Series 2012A, GO, 5.00%, 11/1/2022 (b)	145,000	145,642
Series 2012B, GO, 5.00%, 11/1/2022	20,000	20,090
Series 2012B, GO, 5.00%, 11/1/2022	350,000	351,547
Series C, GO, 4.00%, 10/1/2023	20,000	20,351
Series C, GO, 5.00%, 10/1/2023	40,000	41,126
Series 2022A, GO, 5.00%, 11/1/2023	2,375,000	2,446,826
Series C, GO, 5.00%, 10/1/2024	25,000	26,333
Series 2022A, GO, 5.00%, 11/1/2024	2,875,000	3,034,213
Series 2012C, GO, 3.00%, 11/1/2025	175,000	175,179
Series 2022A, GO, 5.00%, 11/1/2025	3,000,000	3,236,337
Series 2022A, GO, 5.00%, 11/1/2026	3,500,000	3,854,443
City and County Honolulu, Wastewater System
Series B, Rev., 5.00%, 7/1/2023	30,000	30,659
Series B, Rev., 5.00%, 7/1/2024	25,000	26,166
County of Hawaii
Series 2013B, GO, 5.00%, 9/1/2022	95,000	95,000
Series A, GO, 5.00%, 9/1/2022	165,000	165,000
Series B, GO, 5.00%, 9/1/2022	25,000	25,000
Series C, GO, 5.00%, 9/1/2022	85,000	85,000
Series D, GO, 5.00%, 9/1/2022	20,000	20,000
Series 2013B, GO, 3.00%, 9/1/2023	45,000	45,025
State of Hawaii
Series ET, GO, 4.00%, 10/1/2022	40,000	40,055
Series FE, GO, 5.00%, 10/1/2022	75,000	75,164
Series FG, GO, 5.00%, 10/1/2022	30,000	30,066
Series FH, GO, 5.00%, 10/1/2022	115,000	115,251
Series FN, GO, 5.00%, 10/1/2022	45,000	45,098
Series 2012EE, GO, 4.00%, 11/1/2022 (b)	50,000	50,144
Series EE, GO, 5.00%, 11/1/2022 (b)	75,000	75,338
Series EE-2017, GO, 5.00%, 11/1/2022 (b)	120,000	120,541
Series EF, GO, 5.00%, 11/1/2022	105,000	105,471
Series EF, GO, 5.00%, 11/1/2022 (b)	125,000	125,563
Series FK, GO, 4.00%, 5/1/2023	20,000	20,219
Series FK, GO, 5.00%, 5/1/2023	30,000	30,524
Series EL, GO, 3.00%, 8/1/2023	50,000	50,287
Series FG, GO, 4.00%, 10/1/2023	20,000	20,349
Series FG, GO, 5.00%, 10/1/2024	25,000	26,302
SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Hawaii — continued
Series FH, GO, 5.00%, 10/1/2024	35,000	36,823
State of Hawaii State Highway Fund Series B, Rev., 5.00%, 1/1/2023	25,000	25,221
State of Hawaii, Department of Hawaiian Home Lands, Kapolei Office Facility Series 2017A, COP, 4.00%, 11/1/2022	25,000	25,071
University of Hawaii Series 2020D, Rev., 5.00%, 10/1/2022	20,000	20,045
Total Hawaii		15,582,228
Idaho — 0.2%
Ada and Canyon Counties Joint School District No. 2 Meridian, Sales Tax Guaranty Program Series 2018A, 5.00%, 9/15/2022	20,000	20,020
Boise State University Series 2015A, 5.00%, 4/1/2023	35,000	35,485
Canyon County School District No. 134 Middleton
5.00%, 9/15/2022	20,000	20,020
5.00%, 9/15/2023	10,000	10,274
Idaho Bond Bank Authority
Series 2012D, Rev., 3.00%, 9/15/2022 (b)	10,000	10,002
Series 2012D, Rev., 3.00%, 9/15/2022	125,000	125,036
Series 2014C, Rev., 5.00%, 9/15/2022	50,000	50,050
Series A, Rev., 5.00%, 9/15/2022	45,000	45,045
Idaho Health Facilities Authority, Trinity Health Credit Group Series 2015D, Rev., 5.00%, 12/1/2022	210,000	211,358
Idaho Housing and Finance Association, Federal Highway Trust
Series A, Rev., 5.00%, 7/15/2025	30,000	32,016
Series A, Rev., 5.00%, 7/15/2026	20,000	21,760
Idaho Housing and Finance Association, Idaho Arts Charter School Series 2012A, Rev., 6.00%, 12/1/2022 (b)	100,000	100,881
Idaho Housing and Finance Association, Single Family Mortgage Series 2009A, Class I, Rev., VRDO, 1.68%, 9/12/2022 (c)	4,360,000	4,360,000
Idaho State Building Authority
Series 2012B, Rev., 4.00%, 9/1/2022 (b)	70,000	70,000
Rev., 5.00%, 9/1/2022 (b)	60,000	60,000
Idaho State Building Authority, Eastern Idaho Technical College Project Rev., 4.00%, 9/1/2022 (b)	400,000	400,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Idaho — continued
Idaho State Building Authority, Prison Facilities Project Series 2018C, Rev., 5.00%, 9/1/2022 (b)	20,000	20,000
Twin Falls County School District No. 411 Twin Falls Series C, GO, 5.00%, 9/15/2022	20,000	20,020
Total Idaho		5,611,967
Illinois — 5.1%
Boone Mchenry and Dekalb Counties Community Unit School District 100 Series 2005B, AGM - CR, NATL-RE, Zero Coupon, 12/1/2022	25,000	24,837
Bureau County Township High School District No. 502 Series 2017A, 3.00%, 12/1/2022	50,000	50,060
Champaign Coles Et Al Counties Community College District No. 505 Series 2018B, 4.00%, 12/1/2022	100,000	100,388
Champaign County Community Unit School District No. 7 Tolono Series 2014B, 3.45%, 12/1/2022	25,000	25,070
Chicago Board of Education, Capital Appreciation School Reform
Series 1998B-1, NATL-RE, Zero Coupon, 12/1/2022	3,110,000	3,084,388
Series 1999A, NATL-RE, Zero Coupon, 12/1/2023	3,420,000	3,275,085
Chicago Board of Education, Unlimited Tax Series 2019B, 5.00%, 12/1/2022	1,575,000	1,584,052
Chicago Midway International Airport, Second Lien
Series 2013B, 5.00%, 1/1/2025	720,000	725,419
Series 2013B, 5.00%, 1/1/2026	360,000	362,566
Chicago O'Hare International Airport, General Airport, Senior Lien
Series B, 5.00%, 1/1/2023	1,040,000	1,048,894
Series C, 5.00%, 1/1/2023	1,015,000	1,023,680
Series B, 5.00%, 1/1/2024	160,000	165,249
Series 2013B, 5.00%, 1/1/2025	930,000	938,054
Series 2020B, 5.00%, 1/1/2026	40,000	43,136
Series B, 5.00%, 1/1/2026	440,000	443,576
Series B, 5.00%, 1/1/2026	430,000	453,877
Series 2013B, 5.00%, 1/1/2027	265,000	267,101
Chicago O'Hare International Airport, Senior Lien
4.13%, 1/1/2023	25,000	25,123
Series D, 5.00%, 1/1/2023	155,000	156,326
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	255

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Series 2013B, 5.00%, 1/1/2024	25,000	25,219
Series E, 5.00%, 1/1/2026	30,000	32,352
Chicago Park District Series 2015A, 5.00%, 1/1/2035 (b)	35,000	36,186
City of Aurora Series 2015-C, GO, 3.00%, 12/30/2022	50,000	50,103
City of Canton 4.00%, 12/15/2022	25,000	25,090
City of Chicago, Second Lien Waterworks Project Series 2012, 4.00%, 11/1/2023	500,000	500,859
City of Chicago, Wastewater Transmission, Second Lien
5.00%, 11/1/2022	3,315,000	3,326,728
5.00%, 1/1/2023	25,000	25,177
City of Chicago, Waterworks, Second Lien
5.00%, 11/1/2022	100,000	100,354
Series 2017-2, 5.00%, 11/1/2022	50,000	50,177
Series 2008C, 5.00%, 1/1/2023	625,000	629,429
5.00%, 11/1/2024	1,450,000	1,460,061
City of Decatur
GO, 4.00%, 3/1/2023	120,000	120,614
GO, 4.00%, 3/1/2024	120,000	121,756
GO, 4.00%, 3/1/2025	195,000	201,065
GO, 4.00%, 3/1/2026	170,000	177,129
GO, 4.00%, 3/1/2027	200,000	210,328
City of Elgin GO, 3.00%, 12/15/2022	25,000	25,017
City of Evanston
Series 2017B, GO, 2.00%, 12/1/2022	100,000	99,896
Series 2017A, GO, 4.00%, 12/1/2022	25,000	25,105
GO, 5.00%, 12/1/2022	20,000	20,133
GO, 5.00%, 12/1/2022	110,000	110,731
City of Naperville GO, 4.00%, 12/1/2022	25,000	25,100
City of Rochelle GO, AGM, 3.00%, 5/1/2023	100,000	100,189
City of Rockford, Sales Tax Alternative Revenue Source Series 2016A, GO, 5.00%, 12/15/2022	25,000	25,183
City of Waukegan, First Lien, Water and Sewer System Rev., AGM, 4.00%, 12/30/2022	105,000	105,492
Cook & Du Page Counties High School District No. 210 Lemont Series 2015A, 3.00%, 1/1/2023	25,000	25,060
Cook & Will Counties Community College District No. 515, Limited Community College 5.00%, 12/1/2022	110,000	110,698
Cook & Will Counties School District No. 194 Series B, 5.00%, 12/1/2022	100,000	100,634
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Cook County Community College District No. 527 Morton 5.00%, 12/15/2022	25,000	25,180
Cook County Community Consolidated School District No. 146 Tinley Park 4.00%, 12/1/2022	20,000	20,085
Cook County Community Consolidated School District No. 15 Palatine 5.00%, 12/1/2022	65,000	65,404
Cook County Community Consolidated School District No. 34, Glenview 5.00%, 12/1/2022	40,000	40,273
Cook County Community Consolidated School District No. 65, Evanston, Limited Tax 5.00%, 12/1/2022	85,000	85,548
Cook County Community High School District No. 234, Ridgewood 4.00%, 12/1/2022	115,000	115,492
Cook County Community School District No. 97, Oak Park GO, 4.00%, 1/1/2023	90,000	90,512
Cook County Community Unit School District No. 401, Elmwood Park 3.00%, 12/1/2022	520,000	520,887
Cook County Forest Preserve District, Limited Tax Series 2012B, 5.00%, 12/15/2022	85,000	85,070
Cook County Forest Preserve District, Unlimited Tax Series 2021A, 5.00%, 11/15/2022	390,000	392,009
Cook County High School District No. 203 New Trier Township
Series 2016B, 3.50%, 12/15/2022	25,000	25,084
Series 2016A, 5.00%, 12/15/2022	25,000	25,190
Cook County High School District No. 205, Thornton Township, Limited Tax
Series 2017C, 5.00%, 12/1/2022	125,000	125,793
Series 2017C, 5.00%, 12/1/2023	30,000	30,876
Cook County School District No. 109, Indian Springs, Limited Tax 3.00%, 12/1/2022	100,000	100,171
Cook County School District No. 111, Burbank AGM, 4.00%, 12/1/2022	90,000	90,351
Cook County School District No. 122 Ridgeland Series 2012D, 4.00%, 12/1/2022	35,000	35,145
Cook County School District No. 123 Oak Lawn, Capital Appreciation
NATL-RE, Zero Coupon, 12/1/2022	100,000	99,249
FGIC, Zero Coupon, 12/1/2022 (b)	20,000	19,882
SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Cook County School District No. 123 Oak Lawn, Limited Tax Series A, 4.00%, 12/1/2022	30,000	30,117
Cook County School District No. 130 Blue Island, Limited Tax Series 2018C, AGM, 5.00%, 12/1/2022	30,000	30,190
Cook County School District No. 144 Prairie Hills Series 2011C, AGM, Zero Coupon, 12/1/2022	45,000	44,670
Cook County School District No. 159, Matteson-Richton Park, Capital Appreciation
AGM, Zero Coupon, 12/1/2022 (b)	90,000	89,458
AGM, Zero Coupon, 12/1/2022	150,000	148,907
Cook County School District No. 23, Prospect Heights 4.00%, 12/15/2022	25,000	25,123
Cook County School District No. 95-Brookfield 4.00%, 12/1/2022	100,000	100,427
Cook County School District No. 99 Cicero, Limited Tax Series 2019B, GO, 5.00%, 12/1/2022	25,000	25,143
Cook County School District No., 73.5 Skokie, East Prairie 4.00%, 12/1/2022	25,000	25,098
Cook County School District No., 74 Lincolnwood 4.00%, 12/1/2022	45,000	45,197
Cook County School District No., 78 Rosemont AGM, 5.00%, 12/1/2022	200,000	201,269
Cook County School District No., 81 Schiller Park 4.00%, 12/1/2022	105,000	105,417
Cook County School District No., 87 Berkeley Series 2012B, 3.00%, 12/1/2022	50,000	50,089
Cook County School District No., 88 Bellwood Series 2021A, 4.00%, 12/1/2022	375,000	376,407
Cook County Township High School District No. 220 Reavis 3.00%, 12/1/2022	100,000	100,121
Cook County Township High School District No. 225, Glenbrook Series 2016A, 5.00%, 12/1/2022	80,000	80,546
County of Cook
Series 2021B, 4.00%, 11/15/2022	755,000	757,345
Series 2016A, 5.00%, 11/15/2022	20,000	20,099
Series 2021A, 5.00%, 11/15/2022	325,000	326,634
Series C, GO, 5.00%, 11/15/2022	60,000	60,307
Series 2012C, 5.00%, 11/15/2023	435,000	437,381
Series 2012C, 5.00%, 11/15/2024	3,860,000	3,881,130
Series 2012C, 5.00%, 11/15/2025	125,000	125,684
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
County of Cook, Sales Tax 2.50%, 11/15/2022	40,000	40,006
County of Kendall GO, 5.00%, 12/15/2022	55,000	55,403
County of Lake, Sales Tax GO, 5.00%, 11/30/2022	145,000	145,952
County of Rock Island GO, 3.00%, 12/1/2022	100,000	100,146
County of Will
GO, 5.00%, 11/15/2022	75,000	75,420
GO, 5.00%, 11/15/2022 (b)	315,000	316,725
County of Winnebago, Public Safety Sales Tax
Series 2013A, GO, 4.00%, 12/30/2022	60,000	60,318
Series 2013A, GO, 5.00%, 12/30/2023	375,000	378,139
Series 2013A, GO, 5.00%, 12/30/2024	20,000	20,180
Douglas and Champaign Counties Community Unit School District No. 302 Villa Grove, Alternative Revenue Source Series 2019A, GO, AGM, 3.00%, 12/1/2022	50,000	50,073
Du Page County High School District No. 88, Villa Park GO, 4.00%, 1/15/2023	45,000	45,288
DuPage and Cook Counties Township High School District No. 86 Hinsdale, School Building GO, 5.00%, 1/15/2023	140,000	141,279
DuPage County Forest Preserve District GO, 5.00%, 1/1/2023	260,000	262,345
DuPage County Forest Preserve District, Limited Tax GO, 4.50%, 11/1/2023	300,000	301,072
DuPage County School District No. 2 Bensenville GO, 5.00%, 5/1/2025	75,000	79,654
Ford Etc. Counties Community Unit School District No. 10 Paxton-Buckley-Loda, School Building Series 2017A, GO, AGM, 4.00%, 12/1/2022	25,000	25,098
Fox Valley Park District
Series 2015B, GO, 4.00%, 12/15/2022	50,000	50,239
GO, 5.00%, 12/15/2022	45,000	45,343
Fulton Mason Knox Schuyler Etc Counties Community College District No. 534 GO, 4.00%, 12/1/2022 (b)	55,000	55,223
Godfrey Fire Protection District GO, 3.00%, 12/1/2022	20,000	20,031
Greater Peoria Sanitary and Sewerage Disposal District Series A, GO, 4.00%, 8/15/2023	100,000	101,303
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	257

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Greene and Scott Counties Community Unit School District No. 3 Series 2017B, GO, 3.00%, 12/1/2022	50,000	50,060
Greene Jersey and Macoupin Counties Community Unit School District No. 9 Southwestern GO, 2.70%, 12/1/2022	50,000	50,036
Grundy Kendall and Will Counties Community Consolidated School District No. 111 Minooka GO, 5.00%, 12/1/2022	215,000	216,299
Grundy Kendall and Will Counties Community Consolidated School District No. 201 Minooka GO, 5.00%, 10/15/2022	60,000	60,192
Grundy Kendall and Will Counties Community Consolidated School District No. 201 Minooka, Capital Appreciation Series 2010B, GO, Zero Coupon, 10/15/2022	135,000	134,536
Highland Park District, Limited Tax
GO, 4.00%, 12/15/2022	25,000	25,126
Rev., 5.00%, 12/15/2022	95,000	95,746
Illinois Finance Authority, Ann and Robert H Lurie Children's Hospital Obligated Group Rev., 5.00%, 8/15/2025	255,000	272,685
Illinois Finance Authority, Centegra Health System Series 2014A, Rev., 5.00%, 9/1/2022 (b)	115,000	115,000
Illinois Finance Authority, DePaul University
Rev., 5.00%, 10/1/2022	25,000	25,050
Series 2016A, Rev., 5.00%, 10/1/2022	115,000	115,230
Illinois Finance Authority, Downers Grove Community High School
Rev., 4.00%, 12/15/2022	35,000	35,176
Series 2020A, Rev., 4.00%, 12/15/2022	160,000	160,803
Illinois Finance Authority, Mercy Health System Rev., 5.00%, 12/1/2022	40,000	40,224
Illinois Finance Authority, Northwestern Memorial Healthcare
Series 2021C, Rev., VRDO, LIQ : Barclays Bank plc, 0.98%, 9/1/2022 (c)	11,000,000	11,000,000
Series 2017B, Rev., 5.00%, 12/15/2022 (c)	90,000	90,626
Illinois Finance Authority, OSF Healthcare System
Series 2015A, Rev., 5.00%, 11/15/2022	165,000	165,758
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series 2015A, Rev., 5.00%, 11/15/2024	140,000	146,106
Illinois Finance Authority, Presbyterian Homes Obligated Group
Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 2.20%, 9/8/2022 (d)	5,790,000	5,607,354
Series 2016A, Rev., 5.00%, 11/1/2022	60,000	60,188
Illinois Finance Authority, Presence Health Network Series 2016C, Rev., 5.00%, 2/15/2023	265,000	268,054
Illinois Finance Authority, Regency Park at Lincolnwood Series 1991A, Rev., Zero Coupon, 7/15/2023 (b)	60,000	58,708
Illinois Finance Authority, Riverside Health System
Rev., 5.00%, 11/15/2022	165,000	165,758
Rev., 5.00%, 11/15/2023	215,000	215,936
Illinois Finance Authority, Rush University Medical Center Obligated Group Series 2015A, Rev., 5.00%, 11/15/2025	25,000	26,489
Illinois Finance Authority, Social Bonds-Learn Chapter School Project
Rev., 4.00%, 11/1/2022	125,000	125,129
Rev., 4.00%, 11/1/2023	135,000	135,838
Illinois Finance Authority, State Clean Water Initiative
Rev., 4.00%, 1/1/2023	155,000	155,814
Rev., 5.00%, 1/1/2023	25,000	25,213
Illinois Finance Authority, Swedish American Hospital
Rev., 4.25%, 11/15/2022 (b)	45,000	45,159
Rev., 5.00%, 11/15/2022 (b)	25,000	25,129
Illinois Finance Authority, Swedish Covenant Hospital Series 2016A, Rev., 5.00%, 8/15/2026 (b)	155,000	169,161
Illinois Finance Authority, The University of Chicago Medical Center
Series 2014A, Rev., 5.00%, 10/1/2022	315,000	315,643
Series 2013A, Rev., 4.00%, 4/1/2023 (b)	15,220,000	15,349,970
Series 2016B, Rev., 5.00%, 8/15/2023	740,000	756,351
Series A, Rev., 5.00%, 8/15/2023	200,000	204,419
Series 2016A, Rev., 5.00%, 8/15/2024	235,000	244,916
Illinois Finance Authority, Unitypoint Health
Series 2016D, Rev., 5.00%, 2/15/2023	1,520,000	1,537,863
Series 2016D, Rev., 5.00%, 2/15/2024	230,000	238,279
SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Illinois Health Facilities Authority, Advocate Health and Hospital Corp. Obligated Group Series 2003C, Rev., 1.60%, 11/15/2022	130,000	129,723
Illinois Municipal Electric Agency, Power Supply System Series 2015A, Rev., 5.00%, 2/1/2024	310,000	320,433
Illinois State Toll Highway Authority
Series 2014D, Rev., 5.00%, 1/1/2023	780,000	786,723
Series 2018A, Rev., 5.00%, 1/1/2023	120,000	121,034
Series 2013A, Rev., 5.00%, 1/1/2027	35,000	35,295
Kane and DeKalb Counties Community Unit School District No. 302 Kaneland GO, NATL-RE, Zero Coupon, 2/1/2023	20,000	19,762
Kane County Community Unit School District No. 101 Batavia GO, 5.00%, 1/1/2023	40,000	40,358
Kane County Forest Preserve District
GO, 5.00%, 12/15/2022	60,000	60,474
Series 2016C, GO, 5.00%, 12/15/2022	260,000	262,056
Kane County School District No. 131 Aurora East Side Series 2020C, GO, 5.00%, 12/1/2022	160,000	161,015
Kane McHenry Cook and De Kalb Counties Unit School District No. 300
Series 2021A, GO, 4.00%, 1/1/2023	75,000	75,404
GO, 5.00%, 1/1/2024	480,000	495,811
Kankakee and Will Counties Community Unit School District No. 5, Capital Appreciation GO, AGM, Zero Coupon, 5/1/2023	25,000	24,575
Kankakee and Will Counties Community Unit School District No. 5, Limited Tax GO, 4.00%, 12/1/2022	275,000	276,093
Kankakee County Community High School District No. 307 Bradley-Bourbonnais, Alternative Revenue Source GO, 4.00%, 12/1/2022	130,000	130,488
Kankakee County School District No. 61 Bradley Series 2012B, GO, 4.00%, 10/1/2022	25,000	25,030
Kendall County Community Unit School District No. 88 Plano GO, AMBAC, Zero Coupon, 12/1/2022 (b)	20,000	19,885
Kendall Kane and Will Counties Community Unit School District No. 308 Series B, GO, 5.00%, 10/1/2022	200,000	200,408
Lake County Community Consolidated School District No. 3 Beach Park GO, AGM, 4.00%, 2/1/2023	300,000	301,938
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Lake County Community Consolidated School District No. 46 Grayslake GO, 5.00%, 11/1/2022	80,000	80,330
Lake County Community High School District No. 115 Lake Forest GO, 4.00%, 11/1/2022	45,000	45,132
Lake County Consolidated High School District No. 120 Mundelein, Limited Tax GO, 5.00%, 12/1/2022	135,000	135,890
Lake County School District No. 76-Diamond Lake, School Building GO, 5.00%, 1/1/2023	35,000	35,307
Lake County Township High School District No. 121 Warren Series 2016A, GO, 3.00%, 1/1/2024 (b)	370,000	373,146
Madison and Jersey Counties Unit School District No. 11-Alton, Capital Appreciation GO, AGM, Zero Coupon, 12/1/2022	50,000	49,660
Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community GO, 5.00%, 11/1/2022	35,000	35,132
McHenry County Conservation District GO, 5.00%, 2/1/2024	20,000	20,684
McLean and Woodford Counties Community Unit School District No. 5 Normal
Series 2017A, GO, 4.00%, 12/1/2022	460,000	461,714
Series 2017A, GO, 4.00%, 12/1/2023	30,000	30,451
McLean County Community Unit School District No. 3, Tri-Valley GO, 3.00%, 12/1/2022	25,000	25,046
McLean County Public Building Commission Rev., 5.00%, 12/1/2022	180,000	181,132
Metropolitan Water Reclamation District of Greater Chicago Series 2014D, 5.00%, 12/1/2022	60,000	60,358
Mundelein Park and Recreation District, Limited Tax GO, 3.00%, 12/15/2022	25,000	25,021
Peoria Metropolitan Airport Authority Series 2017D, GO, 5.00%, 12/1/2022	45,000	45,297
Peoria Tazewell Etc Counties Community College District No. 514 Series 2014A, GO, 5.00%, 12/1/2022	200,000	201,369
Piatt and Dewitt Counties Community Unit School District No. 57 Deland-Weldon GO, 3.13%, 12/1/2022	20,000	20,035
Pleasant Dale Park District Series A, GO, 4.00%, 12/15/2022	255,000	256,089
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	259

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Railsplitter Tobacco Settlement Authority
Rev., 5.00%, 6/1/2023	685,000	696,960
Rev., 5.00%, 6/1/2024	2,905,000	3,016,391
Regional Transportation Authority
Series 2003B, Rev., NATL-RE, 5.50%, 6/1/2023	570,000	582,858
Series 2003A, Rev., NATL-RE, 5.50%, 7/1/2023	50,000	51,249
Series 2017A, Rev., 5.00%, 7/1/2024	25,000	26,093
Rock Island County Community Unit School District No. 40 Moline Series 2019A, GO, 5.00%, 2/1/2023	175,000	176,955
Rock Island County Community Unit School District No. 40 Moline, Alternative Revenue Source GO, 3.00%, 2/1/2024	20,000	20,060
Sangamon County School District No. 186 Springfield Series 2014B, GO, 5.00%, 2/1/2023 (b)	95,000	96,026
Skokie Park District, Capital Appreciation GO, AMBAC, Zero Coupon, 12/1/2022	40,000	39,711
South Suburban College Community School District No. 510 AGC, Zero Coupon, 12/1/2023	25,000	24,094
Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 4.00%, 4/15/2023	125,000	126,103
St. Charles Park District, Master Lease Program Series 2017B, GO, 5.00%, 12/15/2022	25,000	25,183
St. Clair County Township High School District No. 203 O'Fallon
GO, 3.00%, 12/1/2022	35,000	35,051
GO, 4.00%, 12/1/2022	50,000	50,214
State of Illinois
Series B, GO, 5.00%, 10/1/2022	35,000	35,061
Series 2017D, GO, 5.00%, 11/1/2022	9,530,000	9,563,215
Series 2019A, GO, 5.00%, 11/1/2022	345,000	346,202
GO, 5.00%, 2/1/2023	90,000	90,775
Series 2022B, GO, 5.00%, 3/1/2023	3,000,000	3,030,805
Series 2013A, GO, 5.00%, 4/1/2023	40,000	40,471
GO, 5.00%, 8/1/2023	1,830,000	1,861,695
Series D, GO, 5.00%, 11/1/2023	200,000	204,219
GO, 5.00%, 2/1/2024	265,000	271,590
Series 2021C, GO, 4.00%, 3/1/2024	825,000	834,533
Series 2021A, GO, 5.00%, 3/1/2024	1,035,000	1,061,973
Series 2022A, GO, 5.00%, 3/1/2024	4,865,000	4,991,784
Series 2022B, GO, 5.00%, 3/1/2024	5,500,000	5,643,332
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
GO, 5.50%, 7/1/2024	75,000	76,723
Series D, GO, 5.00%, 11/1/2024	75,000	77,625
Series 2021A, GO, 5.00%, 3/1/2025	20,000	20,792
Series 2022B, GO, 5.00%, 3/1/2025	1,200,000	1,247,493
GO, 5.50%, 7/1/2025	3,405,000	3,485,198
GO, 4.00%, 8/1/2025	75,000	75,079
Series 2020B, GO, 5.00%, 10/1/2025	20,000	20,937
Series 2017D, GO, 5.00%, 11/1/2025	20,650,000	21,638,557
GO, 5.00%, 2/1/2026	25,000	26,274
GO, 5.00%, 6/1/2026	250,000	263,769
Series B, GO, 5.00%, 10/1/2026	25,000	26,472
Series 2017D, GO, 5.00%, 11/1/2026	675,000	715,361
GO, 5.00%, 2/1/2027	100,000	102,732
Series A, GO, 5.00%, 3/1/2027	50,000	53,171
State of Illinois, Sales Tax Series 2016D, Rev., 5.00%, 6/15/2023	120,000	121,928
Tender Option Bond Trust Receipts/ Certificates Series 2017-XF2500, Rev., VRDO, LIQ : Citibank NA, 1.55%, 9/12/2022 (c) (e)	10,220,000	10,220,000
Town of Normal Series 2017A, GO, 4.00%, 6/1/2023	35,000	35,390
Township of Campton 5.00%, 12/15/2022	40,000	40,304
University of Illinois Series C, COP, 5.00%, 3/15/2023	45,000	45,563
University of Illinois, Auxiliary Facilities System Series 2013A, Rev., 5.00%, 4/1/2024	40,000	40,568
Vermilion and Edgar Counties Community Unit School District No. 4 Series 2016B, GO, AGM, 3.50%, 12/1/2022	200,000	200,511
Village of Antioch 4.00%, 12/1/2026	210,000	221,239
Village of Arlington Heights 3.00%, 12/1/2022	45,000	45,079
Village of Bolingbrook Series 1999A, NATL-RE, 5.25%, 1/1/2034 (b)	30,000	30,292
Village of Channahon 4.00%, 12/1/2027 (b)	25,000	25,104
Village of Elk Grove Village GO, 5.00%, 1/1/2023	20,000	20,175
Village of Elmwood Park GO, 4.75%, 12/1/2022 (b)	50,000	50,300
Village of Glendale Heights GO, 5.00%, 12/15/2022	155,000	156,230
Village of Glenview Series 2012B, GO, 4.00%, 12/1/2022	25,000	25,105
SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Village of Hoffman Estates GO, 5.00%, 12/1/2022	40,000	40,266
Village of La Grange GO, 3.00%, 12/1/2022	20,000	20,035
Village of Lyons Series 2014B, GO, AGM, 4.00%, 12/1/2022	35,000	35,130
Village of Midlothian
GO, AGM, 4.00%, 1/1/2023	15,000	15,065
GO, AGM, 4.00%, 1/1/2024	70,000	71,266
GO, AGM, 4.00%, 1/1/2025	40,000	41,221
Village of Morton Grove GO, 5.00%, 12/15/2022	75,000	75,556
Village of Northbrook Series 2014A, GO, 5.00%, 12/1/2022	215,000	216,439
Village of Rantoul GO, 4.00%, 1/1/2025	350,000	360,680
Village of Schaumburg Series 2012A, GO, 4.00%, 12/1/2022	25,000	25,092
Village of South Holland Series 2015B, GO, 4.00%, 12/15/2022	195,000	195,659
Village of Streamwood GO, 5.00%, 12/1/2023	20,000	20,577
Village of Villa Park, Sales Tax Series 2018A, GO, 4.00%, 12/15/2022	135,000	135,569
Village of Western Springs GO, 3.00%, 12/1/2022	50,000	50,060
Village of Wheeling GO, 5.00%, 12/1/2022	40,000	40,266
Will County Community Consolidated School District No. 33-C Homer Glen Rev., 5.00%, 12/1/2022	25,000	25,168
Will County Community Unit School District No. 201-U Crete-Monee GO, AGM, Zero Coupon, 11/1/2023	300,000	290,554
Will County Community Unit School District No. 365-U Valley View GO, AGM, Zero Coupon, 11/1/2022	210,000	209,189
Will County Forest Preserve District GO, 5.00%, 12/15/2022	215,000	216,638
Will County Forest Preserve District, Limited Tax Series 2016A, GO, 2.00%, 12/15/2022	100,000	99,869
Will County School District No. 122, Capital Appreciation GO, AGM, Zero Coupon, 11/1/2022	60,000	59,726
Will County School District No. 86 Joliet Series 2015C, GO, AGM - CR, 5.00%, 3/1/2024	6,005,000	6,205,130
Will County Township High School District No. 204 Joliet, Limited Tax Series 2013A, GO, 2.75%, 1/1/2023	35,000	35,026
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Will Grundy Counties Community College District No. 525 Series 2012A, GO, 4.00%, 12/1/2022 (b)	25,000	25,104
Will Grundy Etc Counties Community College District No. 525
Series 2013A, GO, 5.00%, 6/1/2023	535,000	545,382
Series 2013B, GO, 5.25%, 12/1/2023 (b)	25,000	25,888
Total Illinois		158,340,394
Indiana — 0.5%
Allen County War Memorial Coliseum Additions Building Corp.
Series 2016A, 4.00%, 11/1/2022	50,000	50,132
Series 2016A, 4.00%, 11/1/2024	110,000	113,208
Allen County War Memorial Coliseum Expansion Building Corp., Lease Rental First Mortgage Bonds 5.00%, 11/1/2022	100,000	100,432
Anderson Redevelopment District Series 2018A, 5.00%, 2/1/2023	175,000	176,737
Anderson School Building Corp., First Mortgage
5.00%, 1/20/2023	45,000	45,457
5.00%, 7/20/2023	20,000	20,455
Avon Community School Building Corp., Ad Valorem Property Tax First Mortgage
2.00%, 1/15/2023	2,275,000	2,269,504
5.00%, 1/15/2023	40,000	40,397
5.00%, 7/15/2023	20,000	20,449
4.00%, 7/15/2024	25,000	25,680
Ball State University, Housing & Dining System 5.00%, 7/1/2024	25,000	25,535
Brownsburg 1999 School Building Corp., Ad Valorem Property Tax First Mortgage Series 2015B, 5.00%, 7/15/2024	30,000	31,349
Carmel Local Public Improvement Bond Bank Series 2021A, 4.00%, 7/15/2025	65,000	67,527
Carmel Local Public Improvement Bond Bank, Waterworks 5.00%, 6/1/2023	225,000	229,215
Carmel Redevelopment Authority, Option Income Tax Lease Rental
Series 2014B, 5.00%, 1/1/2024	35,000	36,106
Series 2014B, 5.00%, 7/1/2024	70,000	73,047
City of Fishers, Local Income Tax Rev., 3.00%, 1/15/2023	65,000	65,174
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	261

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
City of Indianapolis, Energy System, First Lien Series 2016A, Rev., 5.00%, 10/1/2022	360,000	360,750
City of Knox, Sewage Works Rev., 4.00%, 12/1/2022	65,000	65,200
City of La Porte, Sewage Works Rev., 3.00%, 3/1/2023	40,000	40,117
City of Rockport, AEP Generating Co. Project Series A, Rev., VRDO, 1.35%, 9/1/2022 (c)	50,000	50,000
Clark Pleasant Middle School Corp., Ad Valorem Property Tax First Mortgage 4.00%, 1/15/2025	35,000	35,988
Clarksville Redevelopment Authority 4.00%, 8/1/2023	125,000	126,534
Clay Multi School Building Corp. 5.00%, 1/15/2023	210,000	212,012
Concord Community Schools Building Corp., First Mortgage 5.00%, 7/15/2023	25,000	25,565
County of Johnson, Local Income Tax Series 2020A, Rev., 4.00%, 7/15/2023	25,000	25,345
Decatur Township Multi-School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2023	20,000	20,116
East Allen Multi School Building Corp., Indiana Ad Valorem Property Tax, First Mortgage
Rev., 4.00%, 7/15/2023	10,000	10,130
Rev., 4.00%, 1/15/2024	40,000	40,754
East Porter County School Corp. GO, 2.00%, 1/15/2023	30,000	29,954
Fishers Industrial Redevelopment District, Income Tax
Rev., 4.00%, 1/15/2024	25,000	25,448
Rev., 4.00%, 7/15/2024	35,000	35,829
Fort Wayne Redevelopment Authority Lease Rental Series 2014A, Rev., 3.00%, 8/1/2024	50,000	50,064
Franklin Township-Marion County Multiple School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2023	40,000	40,249
GCS School Building Corp. One, Unlimited Ad Valorem Property Tax First Mortgage
Rev., 4.00%, 1/15/2023	75,000	75,447
Rev., 5.00%, 1/15/2026	45,000	48,688
Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2023	30,000	30,678
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Hamilton County Public Building Corp., First Mortgage Rev., 5.00%, 2/1/2023	75,000	75,181
Hamilton Southeastern Consolidated School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2024	25,000	25,522
Hammond Multi-School Building Corp., Ad Valorem Property Tax First Mortgage
Rev., 5.00%, 7/15/2024	100,000	103,245
Rev., 5.00%, 1/15/2025	100,000	105,358
Indiana Bond Bank, Special Program, Columbus Learning Center Project Series 2012C, Rev., 5.00%, 8/1/2023	200,000	200,420
Indiana Finance Authority
Series 2010A, Rev., 5.00%, 12/1/2022	130,000	130,877
Series 2016C, Rev., 5.00%, 12/1/2022	75,000	75,506
Indiana Finance Authority, Beacon Health System Obligation Group Series 2013A, Rev., 5.00%, 8/15/2023	250,000	255,810
Indiana Finance Authority, Butler University Project Series 2014A, Rev., 5.00%, 2/1/2023	100,000	101,034
Indiana Finance Authority, Community Foundation of Northwest Indiana Obligated Group
Rev., 5.00%, 9/1/2022	100,000	100,000
Rev., 5.00%, 3/1/2023	25,000	25,335
Indiana Finance Authority, Deaconess Health System Obligated Project
Series 2013A, Rev., 5.00%, 3/1/2023	25,000	25,304
Series 2013A, Rev., 5.00%, 3/1/2023 (b)	25,000	25,317
Indiana Finance Authority, First Lien, CWA Authority Project
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	535,000	536,167
Series 2014A, Rev., 5.00%, 10/1/2022	205,000	205,437
Series 2016A, Rev., 5.00%, 10/1/2022	50,000	50,107
Series 2021-1, Rev., 5.00%, 10/1/2022	125,000	125,267
Series 2021-1, Rev., 5.00%, 10/1/2023	10,000	10,265
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group
Rev., 5.00%, 11/1/2022	170,000	170,746
Series 2017C, Rev., 5.00%, 11/1/2022	50,000	50,219
Series 2016B, Rev., 5.00%, 11/1/2024	345,000	363,133
Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (c)	60,000	58,043
SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Indiana Finance Authority, Indiana University Health Obligated Group
Rev., 5.00%, 12/1/2022	600,000	603,851
Series 2014A, Rev., 5.00%, 12/1/2022	220,000	221,412
Series 2016A, Rev., 5.00%, 12/1/2022	575,000	578,691
Rev., 5.00%, 12/1/2024	75,000	79,088
Series B, Rev., 2.25%, 7/1/2025 (c)	150,000	148,642
Indiana Finance Authority, Lease Appropriation, Convention Center Expansion Project Series 2019B, Rev., 5.00%, 2/1/2025	90,000	95,257
Indiana Finance Authority, Parkview Health System, Inc. Series 2017A, Rev., 5.00%, 11/1/2022	420,000	421,773
Indiana Finance Authority, State Revolving Fund Program
Rev., 5.00%, 2/1/2023	50,000	50,569
Series 2012C, Rev., 5.00%, 2/1/2023	70,000	70,797
Series 2015B, Rev., 5.00%, 2/1/2023	45,000	45,512
Series 2017C, Rev., 5.00%, 2/1/2023	25,000	25,284
Series 2012C, Rev., 5.00%, 2/1/2025	25,000	25,267
Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., 4.00%, 10/1/2025	30,000	31,192
Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	280,000	280,514
Indiana University Series 2015A, Rev., 5.00%, 6/1/2023	70,000	71,411
Indiana University, Student Fee Series W-2, Rev., 5.00%, 8/1/2023	10,000	10,244
Indianapolis Local Public Improvement Bond Bank Series 2019E, Rev., 5.00%, 1/1/2023	30,000	30,274
Indianapolis Local Public Improvement Bond Bank, Capital Appreciation Series 1999E, Rev., AMBAC, Zero Coupon, 2/1/2023	25,000	24,735
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority Series 2019I-2, Rev., 5.00%, 1/1/2023	25,000	25,216
Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series 2017C, Rev., 5.00%, 1/1/2023	35,000	35,314
Indianapolis Local Public Improvement Bond Bank, Stormwater Project
Series 2013D, Rev., 5.00%, 1/1/2023	20,000	20,182
Series 2013D, Rev., 3.25%, 1/1/2025	100,000	100,169
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indianapolis-Marion County Public Library GO, 5.00%, 1/1/2023	60,000	60,127
Ivy Tech Community College of Indiana, Student Fee
Series R-1, Rev., 5.00%, 7/1/2023	35,000	35,775
Series W, Rev., 5.00%, 7/1/2025	25,000	26,524
Jackson County Building Corp.
Rev., 2.00%, 1/15/2023	120,000	119,623
Rev., 2.00%, 7/15/2023	125,000	123,990
Rev., 2.00%, 1/15/2025	125,000	122,627
Jasper Hospital Authority, Memorial Health and Health Center Project Rev., 5.00%, 11/1/2022	125,000	125,465
Jennings County School Building Corp., First Mortgage Series 2019A, Rev., 2.00%, 1/15/2023	60,000	59,862
LaPorte Multi School Building Corp., Ad Valorem Property Tax, First Mortgage Series 2017A, Rev., 2.00%, 1/15/2023	25,000	24,951
Lawrence Township School Building Corp., Unlimited Tax Rev., 4.00%, 1/15/2023	25,000	25,163
Merrillville Community School Corp.
GO, 2.00%, 7/15/2023	1,025,000	1,016,720
GO, 2.00%, 1/15/2024	1,040,000	1,025,436
Merrillville Multi School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2023	40,000	40,887
Michigan City School Building Corp., Ad Valorem Property Tax First Mortgage Series 2016B, Rev., 4.00%, 7/15/2023	30,000	30,390
Mooresville Redevelopment District, Tax Increment Rev., 4.00%, 1/15/2023 (b)	25,000	25,148
Munster School Building Corp., Valorem Tax First Mortgage Rev., 4.00%, 7/15/2023	85,000	86,121
New Palestine Multi-School Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 4.00%, 1/15/2023	45,000	45,283
New Prairie United School District Building Corp., First Mortgage Rev., 4.00%, 1/15/2025	35,000	36,118
North Adams Community Schools Renovation Building Corp., First Mortgage, Ad Valorem Property Tax
Rev., 5.00%, 1/15/2023	20,000	20,189
Rev., 5.00%, 7/15/2023	35,000	35,761
North West Hendricks Multi-Building Corp., First Mortgage Series 2016A, Rev., 4.00%, 1/15/2023	25,000	25,156
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	263

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Pike Township Multi-School Building Corp., First Mortgage
Rev., 5.00%, 1/15/2024	320,000	330,969
Rev., 5.00%, 7/15/2024	350,000	365,999
Rev., 5.00%, 1/15/2025	335,000	354,217
Plainfield High School Building Corp., Ad Valorem Property Tax, First Mortgage Series 2019A, Rev., 5.00%, 7/15/2023	35,000	35,800
Purdue University
Series 2016CC, Rev., 5.00%, 7/1/2023	40,000	40,862
Series EE, Rev., 5.00%, 7/1/2023	20,000	20,431
South Bend Community School Building Corp., First Mortgage Rev., 4.00%, 1/15/2023	30,000	30,191
South Bend Redevelopment Authority, Eddy Street Commons Project Rev., 5.00%, 2/15/2023	100,000	101,130
South Gibson School Building Corp., First Mortgage Rev., 4.00%, 1/10/2025	40,000	41,326
Southmont School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 1/15/2025	20,000	21,133
Tell City-Troy Township Elementary School Building Corp., First Mortgage Refunding and Improvement Rev., 5.00%, 1/15/2023	50,000	50,472
Twin Lakes Regional Sewer District Rev., AGM, 3.00%, 7/1/2023 (b)	25,000	25,118
Twin Lakes School Building Corp., First Mortgage Rev., 4.00%, 7/15/2024	35,000	35,868
University of Southern Indiana Foundation Series N, Rev., 4.00%, 10/1/2022	145,000	145,188
Wa-Nee Community Schools GO, 3.00%, 1/15/2023	125,000	125,299
Warsaw Multi-School Building Corp., First Mortgage Rev., 5.00%, 1/15/2023	85,000	85,802
West Clark 2000 School Building Corp., First Mortgage Rev., 5.00%, 1/15/2023	25,000	25,243
West Lafayette School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2023	85,000	86,921
Whitestown Redevelopment Authority Rev., 3.00%, 1/15/2024	25,000	25,117
Winfield Building Corp., Indiana Lease Rental, Sewage Works Treatment Plant Project
Rev., 4.00%, 1/15/2023	130,000	130,728
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Rev., 4.00%, 7/15/2023	85,000	86,069
Rev., 4.00%, 1/15/2024	35,000	35,674
Rev., 4.00%, 7/15/2024	35,000	35,900
Rev., 4.00%, 1/15/2025	145,000	149,664
Rev., 4.00%, 7/15/2025	145,000	150,593
Rev., 4.00%, 1/15/2026	150,000	156,728
Zionsville Community Schools Building Corp., First Mortgage, Capital Appreciation Series 2003Z, Rev., NATL-RE, Zero Coupon, 1/15/2025	25,000	23,346
Total Indiana		16,380,063
Iowa — 0.6%
Ames Community School District 5.00%, 6/1/2023	25,000	25,491
Ankeny Community School District Series 2015A, 5.00%, 6/1/2023	20,000	20,397
City of Bettendorf Series 2013A, 4.00%, 6/1/2023	50,000	50,603
City of Cedar Rapids Series 2018D, 5.00%, 6/1/2023	30,000	30,560
City of Des Moines Series 2016B, GO, 4.00%, 6/1/2023	25,000	25,305
County of Polk Series 2017C, GO, 5.00%, 6/1/2023	45,000	45,873
County of Scott, Solid Waste Disposal Series 2015A, GO, 4.00%, 6/1/2023	25,000	25,301
GMG Community School District GO, 4.00%, 6/1/2023	40,000	40,411
Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.08%, 9/8/2022 (d) (e)	14,990,000	14,943,618
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2017C, Rev., GNMA/FNMA/FHLMC, 1.70%, 1/1/2023	165,000	164,584
Iowa Finance Authority, Unitypoint Health Series 2018B, Rev., 5.00%, 2/15/2025	340,000	356,853
Janesville Consolidated School District GO, 3.00%, 6/1/2023	25,000	25,117
Linn-Mar Community School District GO, 5.00%, 5/1/2023	80,000	81,424
North Polk Community School District Series 2017A, GO, 3.00%, 6/1/2023	30,000	30,141
State of Iowa Board of Regents, University of Iowa, Hospitals and Clinics
Rev., 4.00%, 9/1/2022 (b)	100,000	100,000
Series 2021A, Rev., 5.00%, 9/1/2022	1,305,000	1,305,000
SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Iowa — continued
Series SUI, Rev., 5.00%, 9/1/2022	50,000	50,000
Series 2019SUI, Rev., 5.00%, 9/1/2025	25,000	26,796
State of Iowa, Special Obligation Rev., 5.00%, 6/15/2023	25,000	25,495
University of Iowa (The), Recreational Facilities Series 2017B, Rev., 4.00%, 7/1/2023	20,000	20,279
University of Iowa, Utility System Series SUI, Rev., 5.00%, 11/1/2022 (b)	65,000	65,282
Total Iowa		17,458,530
Kansas — 0.3%
Blue Valley Recreation Commission
Series A, AGM, 5.00%, 10/1/2022	75,000	75,163
Series B, AGM, 5.00%, 10/1/2023	30,000	30,835
Bourbon County Unified School District No 234-Fort Scott 5.00%, 9/1/2022	25,000	25,000
Butler County Unified School District No. 206 Remington AGM, 5.00%, 9/1/2022	40,000	40,000
Butler County Unified School District No. 375 Circle Series 2013-1, AGM, 3.38%, 9/1/2030 (b)	20,000	20,183
Cherokee County Unified School District No. 499 Galena Series 2013A, AGM, 5.00%, 9/1/2033 (b)	40,000	40,000
City of Derby
Series 2015C, GO, 3.00%, 12/1/2022	20,000	20,037
Series 2019B, GO, 4.00%, 12/1/2022	105,000	105,449
Series 2019-A, GO, 5.00%, 12/1/2022	30,000	30,202
City of Goddard
Series 2021-1, GO, 4.00%, 10/1/2022	40,000	40,053
Series 2019-1, GO, 3.00%, 12/1/2022	125,000	125,064
City of Hutchinson Series 2016A, GO, 4.00%, 10/1/2022	30,000	30,041
City of Lawrence
Series 2015-A, GO, 3.00%, 9/1/2022	30,000	30,000
Series 2017D, GO, 5.00%, 9/1/2022	180,000	180,000
City of Lawrence, Water and Sewer System Rev., 5.00%, 11/1/2022	25,000	25,114
City of Manhattan Series A, GO, 5.00%, 11/1/2022	30,000	30,134
City of Manhattan, Temporary Notes Series 2020-03, GO, 0.75%, 6/15/2024	185,000	176,218
City of Olathe
Series 233, GO, 3.00%, 10/1/2022	160,000	160,098
Series 234, GO, 4.25%, 10/1/2022	25,000	25,040
Series 230, GO, 5.00%, 10/1/2022	185,000	185,408
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kansas — continued
Series 231, GO, 5.00%, 10/1/2022	75,000	75,165
City of Oswego Series 2012A, GO, 4.13%, 12/1/2022 (b)	100,000	100,436
City of Overland Park, Unlimited Tax Series 2013C, GO, 4.00%, 9/1/2022	65,000	65,000
City of Wichita
Series 2012A, GO, 4.00%, 9/1/2022	25,000	25,000
GO, 4.00%, 10/15/2022	1,510,000	1,513,183
Series 823, GO, 4.00%, 12/1/2022	20,000	20,088
GO, 5.00%, 12/1/2022	115,000	115,787
City of Wichita, Water & Sewer Utility Series 2015D, Rev., 5.00%, 10/1/2022	25,000	25,056
County of Anderson Series 2013A, AGM, 4.75%, 8/1/2043 (b)	50,000	51,055
County of Johnson, Internal Improvement
Series 2012A, GO, 3.00%, 9/1/2022 (b)	25,000	25,000
Series 2015A, GO, 5.00%, 9/1/2022	20,000	20,000
Series 2018A, GO, 5.00%, 9/1/2022	20,000	20,000
County of Saline, Sales Tax Series 2021B, GO, 4.00%, 9/1/2022	245,000	245,000
County of Shawnee COP, 3.00%, 9/1/2024	35,000	35,244
County of Shawnee, Public Building Commission, Kansas Expocentre Project Rev., 4.00%, 9/1/2022	25,000	25,000
Douglas County Unified School District No. 497 Lawrence Series 2016-A, GO, 5.00%, 9/1/2022	110,000	110,000
Finney County Unified School District No. 457 Garden City Series B, GO, 5.00%, 9/1/2022	50,000	50,000
Franklin County Unified School District No. 290 Ottawa GO, 3.00%, 9/1/2022 (b)	100,000	100,000
Johnson County Community College Foundation, Inc. COP, 5.00%, 10/1/2022	150,000	150,320
Johnson County Community College Foundation, Inc., Student Common and Parking System Rev., 4.00%, 11/15/2022	100,000	100,339
Johnson County Park and Recreation District Series 2013A, COP, 5.00%, 9/1/2022	225,000	225,000
Johnson County Public Building Commission Series 2012A, Rev., 3.00%, 9/1/2022	25,000	25,000
Johnson County Public Building Commission, Courthouse and Medical Examiners Facilities Series 2018A, Rev., 5.00%, 9/1/2022	75,000	75,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	265

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kansas — continued
Johnson County Unified School District No. 229 Blue Valley Series 2015B, GO, 5.00%, 10/1/2022	20,000	20,041
Johnson County Unified School District No. 233 Olathe
Series 2017B, GO, 3.00%, 9/1/2022	30,000	30,000
Series 2016A, GO, 4.00%, 9/1/2022	35,000	35,000
Series 2017A, GO, 4.00%, 9/1/2022	175,000	175,000
Series 2016B, GO, 5.00%, 9/1/2022	150,000	150,000
Series 2016C, GO, 5.00%, 9/1/2022	85,000	85,000
Series 2016C, GO, 5.00%, 9/1/2023	50,000	51,313
Kansas Development Finance Authority Series 2015A, Rev., 5.00%, 5/1/2023 (b)	775,000	788,489
Kansas Development Finance Authority, Kansas Department of Commerce Impact Program Series 2020T, Rev., 5.00%, 12/1/2022	410,000	412,652
Kansas Development Finance Authority, National Bio and Agro-Defense Facility Series 2015G, Rev., 5.00%, 4/1/2023 (b)	175,000	177,628
Kansas Development Finance Authority, State of Kansas Project Series 2019F, Rev., 5.00%, 11/1/2022	240,000	241,037
Kansas Development Finance Authority, University Project Series 2014C, Rev., 5.00%, 5/1/2023	195,000	195,304
Kansas Turnpike Authority Series 2020A, Rev., 3.00%, 9/1/2022	90,000	90,000
Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	125,000	125,000
Neosho County Unified School District No. 413 GO, AGM, 4.00%, 9/1/2023 (b)	25,000	25,389
Reno County Unified School District No. 310 GO, 3.00%, 9/1/2022	125,000	125,000
Reno County Unified School District No. 313 Buhler Series A, GO, 4.00%, 9/1/2022 (b)	265,000	265,000
Sedgwick County Unified School District No. 259 Wichita Series 2017-A, GO, 3.00%, 10/1/2022	420,000	420,264
Sedgwick County Unified School District No. 261 Haysville GO, 4.00%, 11/1/2022	50,000	50,136
Sedgwick County Unified School District No. 265 Goddard Series 2016B, GO, 4.00%, 10/1/2022	125,000	125,173
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kansas — continued
Sedgwick County Unified School District No. 266 Maize
Series 2015A, GO, 4.00%, 9/1/2022	100,000	100,000
Series 2015A, GO, 4.00%, 9/1/2023 (b)	25,000	25,402
Seward County Unified School District No. 480 Liberal
GO, 5.00%, 9/1/2022 (b)	335,000	335,000
Series 2017-B, GO, 5.00%, 9/1/2023	10,000	10,252
State of Kansas Department of Transportation
Series 2012B, Rev., 5.00%, 9/1/2022	125,000	125,000
Series 2012C, Rev., 5.00%, 9/1/2022	105,000	105,000
Series 2015A, Rev., 5.00%, 9/1/2023	45,000	46,196
Washington County Public Building Commission, Law Enforcement Center and Hospital Project Rev., AGM, 5.00%, 9/1/2022 (b)	100,000	100,000
Wyandotte County Unified School District No. 202 Turner GO, 5.00%, 9/1/2022	20,000	20,000
Wyandotte County Unified School District No. 203 Piper Series 2016A, GO, 4.00%, 9/1/2022	100,000	100,000
Wyandotte County, Unified Government Utility System Improvement
Series 2020-A, Rev., 3.00%, 9/1/2022	25,000	25,000
Series 2012A, Rev., 5.00%, 9/1/2022 (b)	360,000	360,000
Series 2012A, Rev., 5.00%, 9/1/2022	125,000	125,000
Series 2012B, Rev., 5.00%, 9/1/2022	85,000	85,000
Series 2012B, Rev., 5.00%, 9/1/2022 (b)	45,000	45,000
Series B, Rev., 5.00%, 9/1/2022	40,000	40,000
Wyandotte County-Kansas City Unified Government Utility System Series 2012A, Rev., 3.50%, 9/1/2022 (b)	25,000	25,000
Wyandotte County-Kansas City Unified Government Utility System, Public Utilities Series 2012A, Rev., 3.25%, 9/1/2022 (b)	25,000	25,000
Total Kansas		9,874,988
Kentucky — 0.6%
Augusta Independent School District Finance Corp. 2.00%, 2/1/2023	45,000	44,877
Boone County School District Finance Corp. Series 2016B, 2.00%, 11/1/2022	125,000	124,841
City of Russell, Bon Secours Health System, Inc. Rev., 5.00%, 11/1/2022 (b)	70,000	70,315
SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — continued
County of Campbell 2.00%, 12/1/2022	45,000	44,966
County of Daviess Series 2012A, GO, 2.00%, 9/1/2023	50,000	49,713
Crittenden County School District Finance Corp. Rev., 2.50%, 10/1/2022	25,000	25,005
Eastern Kentucky University, General Receipts
Series 2018A, Rev., 5.00%, 10/1/2022	30,000	30,058
Series 2012A, Rev., 5.00%, 4/1/2023	35,000	35,477
Fayette County School District Finance Corp.
Series 2020B, Rev., 4.00%, 12/1/2022	20,000	20,082
Series 2013A, Rev., 5.00%, 10/1/2023 (b)	25,000	25,707
Glasgow Electric Plant Board, Electric System Series 2014B, Rev., 2.75%, 12/1/2022	25,000	25,024
Henderson County School District Finance Corp. Rev., 2.00%, 10/1/2022	25,000	24,991
Kenton County Public Properties Corp., Court Facilities Project Rev., 3.00%, 3/1/2024	500,000	502,454
Kentucky Asset Liability Commission, Federal Highway Trust Fund
Series 2015A, Rev., 5.00%, 9/1/2022	590,000	590,000
Series 2020A, Rev., 5.00%, 9/1/2022	30,000	30,000
Series 2013A, Rev., 5.25%, 9/1/2022	610,000	610,000
Series 2013A, Rev., 5.25%, 9/1/2024	260,000	266,800
Series 2013A, Rev., 5.25%, 9/1/2025	310,000	317,911
Series A, Rev., 5.00%, 9/1/2026	145,000	151,394
Kentucky Bond Development Corp. Rev., 5.00%, 9/1/2022 (b)	400,000	400,000
Kentucky Economic Development Finance Authority, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (b)	100,000	100,947
Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund
Series 2016A, Rev., 5.00%, 2/1/2023	20,000	20,217
Series 2018A, Rev., 3.00%, 2/1/2024	25,000	25,193
Kentucky Public Energy Authority, Gas Supply
Series A-1, Rev., 4.00%, 2/1/2023	955,000	958,174
Series A-1, Rev., 4.00%, 8/1/2023	1,050,000	1,056,257
Series A-1, Rev., 4.00%, 2/1/2024	2,500,000	2,520,149
Series 2018A, Rev., 4.00%, 4/1/2024 (c)	155,000	156,171
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kentucky — continued
Series 2018B, Rev., 4.00%, 1/1/2025 (c)	1,810,000	1,825,465
Series 2018C-1, Rev., 4.00%, 6/1/2025 (c)	395,000	398,435
Series 2020A, Rev., 4.00%, 6/1/2026 (c)	90,000	90,640
Kentucky State Property and Building Commission, Project No. 104 Rev., 5.00%, 11/1/2022	310,000	311,360
Kentucky State Property and Building Commission, Project No. 106
Series 2013A, Rev., 5.00%, 10/1/2022	110,000	110,249
Series 2013A, Rev., 5.00%, 10/1/2023 (b)	55,000	56,567
Kentucky State Property and Building Commission, Project No. 108
Series B, Rev., 5.00%, 8/1/2023	870,000	889,751
Series B, Rev., 5.00%, 8/1/2026	125,000	135,197
Kentucky State Property and Building Commission, Project No. 112 Series B, Rev., 5.00%, 11/1/2022	510,000	512,297
Kentucky State Property and Building Commission, Project No. 115 Rev., 5.00%, 4/1/2023	120,000	121,767
Kentucky State Property and Building Commission, Project No. 116 Rev., AGM, 3.00%, 10/1/2022	105,000	105,064
Kentucky State Property and Building Commission, Project No. 119 Rev., 5.00%, 5/1/2023	25,000	25,419
Kentucky State Property and Building Commission, Project No. 125 Series A, Rev., 5.00%, 9/1/2022	40,000	40,000
Kentucky Turnpike Authority, Revitalization Projects
Series 2016A, Rev., 5.00%, 7/1/2023	875,000	893,058
Series B, Rev., 5.00%, 7/1/2023	70,000	71,445
Series 2014A, Rev., 5.00%, 7/1/2024	35,000	36,536
Series B, Rev., 5.00%, 7/1/2025	95,000	100,925
Lexington-Fayette Urban County Government
Series 2014A, GO, 5.00%, 9/1/2022	20,000	20,000
Series 2013A, GO, 5.00%, 10/1/2022	95,000	95,207
Lexington-Fayette Urban County Government Sewer System Series 2014A, Rev., 5.00%, 9/1/2022	100,000	100,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	267

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — continued
Lexington-Fayette Urban County Government, Various Purpose
Series 2017A, GO, 5.00%, 9/1/2022	280,000	280,000
Series 2018A, GO, 5.00%, 10/1/2022	30,000	30,066
Series 2012B, GO, 3.00%, 7/1/2024	100,000	100,023
Louisville and Jefferson County Metropolitan Government Series 2016A, GO, 5.00%, 12/1/2022	55,000	55,381
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc.
Series 2020B, Rev., 5.00%, 10/1/2023 (c)	420,000	429,604
Series 2016A, Rev., 5.00%, 10/1/2024	660,000	686,992
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System
Rev., BAN, 3.00%, 10/14/2022	1,160,000	1,160,650
Series 2013C, Rev., 3.25%, 5/15/2023 (b)	25,000	25,156
Series 2016C, Rev., 5.00%, 5/15/2023	25,000	25,475
Louisville Water Co., Metro Government Waterworks Board
Series 2014A, Rev., 4.00%, 11/15/2022	30,000	30,106
Rev., 5.00%, 11/15/2023	25,000	25,783
McCracken County School District Finance Corp. Rev., 3.00%, 12/1/2022	25,000	25,043
Meade County School District Finance Corp. Rev., 5.00%, 9/1/2022	75,000	75,000
Nelson County School District Finance Corp., School Building Rev., 2.00%, 12/1/2022	60,000	59,915
Oldham County School District Finance Corp. Rev., 2.00%, 9/1/2022	25,000	25,000
Pendleton County Public Properties Corp., First Mortgage, Court Facilities Project Rev., 4.00%, 12/1/2022	25,000	25,074
Scott County School District Finance Corp.
Rev., 4.00%, 1/1/2023	25,000	25,113
Rev., 5.00%, 6/1/2025	20,000	21,278
University of Kentucky, General Receipts
Series 2014D, Rev., 5.00%, 10/1/2022	75,000	75,166
Series 2015B, Rev., 5.00%, 10/1/2022	110,000	110,243
Series 2017A, Rev., 5.00%, 10/1/2022	150,000	150,331
Series 2015A, Rev., 5.00%, 4/1/2023	25,000	25,387
Series 2015B, Rev., 5.00%, 10/1/2024	20,000	21,004
University of Louisville, General Receipts
Series 2016C, Rev., 4.00%, 9/1/2022	120,000	120,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kentucky — continued
Series 2021B, Rev., 5.00%, 9/1/2025	895,000	947,078
Versailles Public Properties, Inc., KCTCS Project Rev., 5.00%, 12/1/2022	100,000	100,634
Total Kentucky		18,821,607
Louisiana — 0.7%
Calcasieu Parish School District No. 23, Public School Improvement 5.00%, 9/1/2022	50,000	50,000
City of Hammond, Sales and Use Tax Rev., 4.00%, 12/1/2022	80,000	80,352
City of Lafayette, Utilities
Rev., 5.00%, 11/1/2022	50,000	50,215
Rev., 5.00%, 11/1/2022 (b)	90,000	90,399
City of New Orleans GO, 5.00%, 12/1/2024	25,000	25,154
City of New Orleans, Sewerage Service Rev., 5.00%, 6/1/2023	15,000	15,274
City of Shreveport, Water and Sewer
GO, 5.00%, 9/1/2022	200,000	200,000
Series 2014A, Rev., 5.00%, 12/1/2022	80,000	80,459
City of West Monroe, Sales & Use Tax Rev., 2.00%, 12/1/2022	20,000	19,975
East Baton Rouge Sewerage Commission Series 2021A, Rev., 5.00%, 2/1/2023	75,000	75,854
Jefferson Sales Tax District Series 2019A, Rev., AGM, 5.00%, 12/1/2022	325,000	327,021
Lafayette Consolidated Government Rev., AGM, 5.00%, 11/1/2022	150,000	150,628
Lafayette Public Power Authority
Rev., 5.00%, 11/1/2022	50,000	50,219
Rev., 5.00%, 11/1/2022 (b)	75,000	75,338
Lafayette Public Trust Financing Authority, Ragin Cajun Facilities, Inc. Project Rev., AGM, 3.00%, 10/1/2022	25,000	25,012
Louisiana Energy & Power Authority, Power Project Series 2013A, Rev., AGM, 4.50%, 6/1/2023 (b)	40,000	40,608
Louisiana Housing Corp., Valencia Park Project Rev., 0.35%, 11/1/2022 (c)	2,000,000	1,991,362
Louisiana Local Government Environmental Facilities and Community Development Authority, Calcasieu Parish Project Rev., 5.00%, 12/1/2022	25,000	25,169
Louisiana Local Government Environmental Facilities and Community Development Authority, City of Lake Charles Public Improvement Project Rev., 5.00%, 5/1/2023	100,000	101,701
SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — continued
Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2023	100,000	101,496
Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parking Garage Project Rev., 2.38%, 9/1/2022	30,000	30,000
Louisiana Local Government Environmental Facilities and Community Development Authority, Woman's Hospital Foundation Project Series 2017A, Rev., 3.00%, 10/1/2022	75,000	75,018
Louisiana Office Facilities Corp., State Capitol Complex Program Rev., 5.00%, 11/1/2022	385,000	386,625
Louisiana Public Facilities Authority
Series 2016A, Rev., 5.00%, 12/15/2022 (b)	25,000	25,189
Series 2016A, Rev., 5.00%, 12/15/2022	35,000	35,261
Louisiana Public Facilities Authority, Hurricane Recovery Program Rev., 5.00%, 6/1/2024 (b)	170,000	177,319
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project
Rev., 5.00%, 5/15/2023	285,000	289,514
Rev., 5.00%, 5/15/2025 (c)	315,000	330,606
Louisiana Public Facilities Authority, Tulane University Project Series 2016A, Rev., 5.00%, 12/15/2026	130,000	140,114
Parish of Plaquemines Rev., 5.00%, 3/1/2025	100,000	105,217
Parish of St. John the Baptist, Marathon Oil Corp., Project Series 2017A-1, Rev., 2.00%, 4/1/2023 (c)	3,665,000	3,648,197
State of Louisiana
Rev., 5.00%, 9/1/2022	590,000	590,000
Series 2016A, GO, 5.00%, 9/1/2022	75,000	75,000
Series 2019A, Rev., 5.00%, 9/1/2022	140,000	140,000
Series D-1, GO, 5.00%, 12/1/2022	25,000	25,171
Series 2014-C, GO, 5.00%, 8/1/2023	10,000	10,240
Rev., 5.00%, 9/1/2023	15,000	15,376
State of Louisiana Gasoline and Fuels Tax, Second Lien
Series 2022A, Rev., (SOFR + 0.50%), 2.10%, 9/2/2022 (d)	7,940,000	7,646,797
Series 2017A, Rev., 0.60%, 5/1/2023 (c)	2,880,000	2,809,363
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Louisiana — continued
Series 2017D, Rev., 0.60%, 5/1/2023 (c)	115,000	112,179
West Ouachita Parish School District Rev., 4.00%, 9/1/2022	25,000	25,000
Total Louisiana		20,268,422
Maine — 0.1%
City of Biddeford 2.50%, 10/1/2022	400,000	400,089
City of Lewiston, Public Improvement GO, 4.00%, 4/15/2023	25,000	25,268
County of Cumberland
GO, 3.00%, 12/1/2022 (b)	25,000	25,045
GO, 2.00%, 4/1/2023	30,000	29,925
Maine Governmental Facilities Authority, Lease Rental
Series 2015B, Rev., 5.00%, 10/1/2022	180,000	180,375
Series 2017A, Rev., 5.00%, 10/1/2022	140,000	140,292
Series 2020A, Rev., 5.00%, 10/1/2022	45,000	45,094
Series 2015B, Rev., 2.00%, 10/1/2023	10,000	9,962
Maine Health and Higher Educational Facilities Authority
Series 2014A, Rev., 5.00%, 7/1/2023	85,000	86,825
Series 2017B, Rev., 5.00%, 7/1/2023	25,000	25,528
Series 2019A, Rev., 5.00%, 7/1/2023	50,000	50,907
Series 2020A, Rev., 5.00%, 7/1/2023 (b)	39,310	40,141
Series 2020A, Rev., 5.00%, 7/1/2023	60,690	61,842
Maine Municipal Bond Bank
Series 2016A, Rev., 3.00%, 9/1/2022	110,000	110,000
Series 2014A, Rev., 5.00%, 9/1/2022	195,000	195,000
Series 2016A, Rev., 3.00%, 11/1/2022	40,000	40,049
Series 2014C, Rev., 4.00%, 11/1/2022	25,000	25,071
Series 2016C, Rev., 4.00%, 11/1/2022	25,000	25,071
Series B, Rev., 4.00%, 11/1/2022	95,000	95,269
Series 2010C, Rev., 5.00%, 11/1/2022	215,000	215,958
Series 2012B, Rev., 5.00%, 11/1/2022	60,000	60,267
Series 2014C, Rev., 5.00%, 11/1/2022	20,000	20,089
Series 2015A, Rev., 5.00%, 11/1/2022	75,000	75,334
Series 2018A, Rev., 5.00%, 11/1/2022	95,000	95,423
Series 2018B, Rev., 5.00%, 11/1/2022	20,000	20,089
Series 2019A, Rev., 5.00%, 11/1/2022	50,000	50,223
Series 2020A, Rev., 5.00%, 11/1/2022	20,000	20,089
Series C, Rev., 5.00%, 11/1/2022	200,000	200,891
Series D, Rev., 5.00%, 11/1/2022	160,000	160,713
Series 2016C, Rev., 4.00%, 11/1/2023	25,000	25,468
Series 2018B, Rev., 5.00%, 11/1/2023	20,000	20,603
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	269

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maine — continued
Series 2014C, Rev., 5.00%, 11/1/2024	25,000	26,368
Maine Municipal Bond Bank, Transcap Program Series 2015A, Rev., 5.00%, 9/1/2022	595,000	595,000
Maine School Administrative District No. 51
GO, 2.50%, 10/15/2022	100,000	100,031
GO, 4.00%, 8/1/2025	50,000	52,200
Maine Turnpike Authority Rev., 5.00%, 7/1/2023	10,000	10,213
Regional School Unit No. 1 Lower Kennebec Region School Unit GO, 5.00%, 11/1/2022	75,000	75,335
Regional School Unit No. 21 GO, 5.00%, 11/1/2022	25,000	25,112
State of Maine Series 2017B, GO, 5.00%, 6/1/2023	10,000	10,202
Town of Cumberland GO, 5.00%, 5/1/2023	35,000	35,625
Town of Gorham Series 2020A, GO, 2.00%, 10/1/2022	50,000	49,988
Town of Scarborough
GO, 4.00%, 11/1/2022 (b)	70,000	70,196
GO, 5.00%, 11/1/2022	25,000	25,103
University of Maine System
Rev., 5.00%, 3/1/2023	70,000	70,917
Rev., 5.00%, 3/1/2025	55,000	58,389
Total Maine		3,781,579
Maryland — 0.2%
City of Baltimore Series D, 5.00%, 7/1/2023	25,000	25,537
City of Baltimore, Consolidated Public Improvement
Series 2021A, 4.00%, 10/15/2022	20,000	20,042
Series 2013A, 5.00%, 10/15/2022	55,000	55,180
Series 2013B, 5.00%, 10/15/2022	55,000	55,180
Series 2014A, 5.00%, 10/15/2022	55,000	55,180
Series 2017A, 5.00%, 10/15/2022	25,000	25,082
Series 2013A, 4.00%, 10/15/2023 (b)	35,000	35,072
Series 2013A, 4.00%, 10/15/2024 (b)	25,000	25,051
City of Baltimore, Wastewater Projects Series 2013C, 5.00%, 7/1/2023	30,000	30,644
City of Frederick, Public Improvement GO, 5.00%, 9/1/2022	50,000	50,000
County of Anne Arundel 5.00%, 10/1/2022	130,000	130,291
County of Anne Arundel, Arundel Mills Project GTD, 5.00%, 7/1/2023	50,000	51,115
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
County of Anne Arundel, Consolidated General Improvements 5.00%, 4/1/2023	60,000	60,950
County of Anne Arundel, Consolidated Water and Sewer 5.00%, 10/1/2022	65,000	65,146
County of Baltimore, Consolidated Public Improvement
5.00%, 3/1/2023	70,000	70,948
5.00%, 2/1/2025	25,000	26,551
County of Baltimore, Equipment Acquisition Program 5.00%, 10/1/2022	250,000	250,502
County of Baltimore, Metropolitan District 76th Issue 5.00%, 2/1/2023	25,000	25,282
County of Baltimore, Metropolitan District, Public Improvement
Series 2014C, 4.00%, 9/1/2022	25,000	25,000
Series 2014B, 4.50%, 9/1/2022	50,000	50,000
County of Carroll, Consolidated Public Improvement
Series 2019A, 4.00%, 11/1/2022	40,000	40,117
5.00%, 11/1/2022	95,000	95,433
County of Cecil 4.00%, 12/1/2022	130,000	130,556
County of Cecil, County Commissioners, Consolidated Public Improvement 3.38%, 11/1/2030 (b)	25,000	25,045
County of Charles, Consolidated Public Improvement
5.00%, 10/1/2022	70,000	70,157
5.00%, 11/1/2022	25,000	25,114
5.00%, 7/15/2023	45,000	46,049
County of Harford, Consolidated Public Improvement GO, 5.00%, 9/15/2022	225,000	225,226
County of Harford, Public Improvement GO, 5.00%, 10/1/2022	25,000	25,056
County of Howard, Consolidated Public Improvement GO, 5.00%, 2/15/2023 (b)	20,000	20,246
County of Howard, Metropolitan District Project Series 2015A, GO, 3.38%, 2/15/2023 (b)	20,000	20,095
County of Montgomery, Consolidated Public Improvement
Series 2017C, GO, 5.00%, 10/1/2022	25,000	25,058
Series 2017A, GO, 5.00%, 11/1/2022	80,000	80,371
Series 2015B, GO, 5.00%, 12/1/2022	40,000	40,280
Series 2016A, GO, 5.00%, 12/1/2022	25,000	25,175
Series 2015B, GO, 5.00%, 12/1/2023	115,000	118,818
SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maryland — continued
County of Montgomery, Montgomery College Series 2016A, COP, 5.00%, 11/1/2022	70,000	70,304
County of Prince George's COP, 5.00%, 10/15/2022	35,000	35,106
County of Prince George's, Consolidated Public Improvement
Series 2014A, GO, 5.00%, 9/1/2022	70,000	70,000
Series 2013A, GO, 3.00%, 3/1/2023	25,000	25,086
Series 2013B, GO, 3.00%, 3/1/2023	45,000	45,156
Series 2013A, GO, 3.00%, 3/1/2024	30,000	30,101
County of Prince George's, Suitland Public Infrastructure COP, 4.00%, 10/1/2022	25,000	25,036
County of Queen Anne's, Public Facilities GO, 5.00%, 1/15/2023	50,000	50,509
County of Washington GO, 5.00%, 1/1/2023	35,000	35,307
County of Washington, Consolidated Public Improvement GO, 4.00%, 7/1/2023	30,000	30,399
County of Wicomico, Public Improvement
GO, 5.00%, 10/1/2022	25,000	25,056
GO, 5.00%, 11/1/2022	50,000	50,228
Maryland Community Development Administration, Housing and Community Development
Series 2020D, Rev., 0.30%, 9/1/2022	330,000	330,000
Series 2018A, Rev., 2.60%, 9/1/2022	25,000	25,000
Series 2019A, Rev., 2.10%, 3/1/2024	20,000	19,807
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue Rev., 5.00%, 7/1/2025	45,000	47,580
Maryland Health and Higher Educational Facilities Authority, Loyola University Issue Series 2012A, Rev., 3.00%, 10/1/2022	50,000	50,029
Maryland Industrial Development Financing Authority, McDonogh School Facility Rev., 5.00%, 9/1/2022	55,000	55,000
Maryland National Capital Park and Planning Commission, Park Acquisition and Development Project Series MC-2021A, GO, 5.00%, 12/1/2022 (b)	50,000	50,338
St. Mary's College of Maryland
Series 2012A, Rev., 4.00%, 9/1/2022	50,000	50,000
Series 2018A, Rev., 4.00%, 9/1/2022	40,000	40,000
State of Maryland Department of Transportation Series 2016, Rev., 4.00%, 9/1/2022	55,000	55,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
State of Maryland Department of Transportation, Second Issue
Rev., 5.00%, 10/1/2022	205,000	205,461
Rev., 5.00%, 6/1/2025	65,000	66,225
State of Maryland Department of Transportation, Third Issue Rev., 5.00%, 12/15/2022	150,000	151,186
State of Maryland, Department of Transportation
Rev., 5.00%, 9/1/2022	70,000	70,000
Rev., 5.00%, 10/1/2022	210,000	210,472
Rev., 5.00%, 12/1/2022	35,000	35,243
Rev., 5.00%, 2/15/2023	255,000	258,171
Rev., 5.00%, 5/1/2023	20,000	20,337
Rev., 5.00%, 11/1/2023	40,000	41,158
State of Maryland, State and Local Facilities Loan of 2015 Series 2015A, GO, 4.00%, 3/1/2023 (b)	20,000	20,167
Town of Ocean City, Mayor and City Council, Municipal Purpose GO, 4.00%, 10/1/2022 (b)	50,000	50,069
Town of Ocean City, Municipal Purpose Loan GO, 4.00%, 10/1/2022	35,000	35,047
University System of Maryland, Auxiliary Facility and Tuition
Series 2012D, Rev., 5.00%, 10/1/2022	45,000	45,101
Series 2017B, Rev., 5.00%, 4/1/2023	25,000	25,396
Washington Suburban Sanitary Commission, Consolidated Public Improvement Rev., 5.00%, 6/1/2023 (b)	35,000	35,695
Total Maryland		4,630,319
Massachusetts — 2.5%
Berkshire Hills Regional School District 5.00%, 10/15/2022	55,000	55,182
Boston Water and Sewer Commission
Series 2012A, 4.25%, 11/1/2022	130,000	130,434
Series A, 5.00%, 11/1/2022	195,000	195,888
Series 2012A, 5.00%, 11/1/2024 (b)	140,000	140,633
Series 2012A, 4.00%, 11/1/2025 (b)	25,000	25,070
Series 2012A, 5.00%, 11/1/2026 (b)	20,000	20,090
Series B, 5.00%, 11/1/2033 (b)	25,000	25,762
Series 2012A, 3.50%, 11/1/2034 (b)	20,000	20,041
Bristol-Plymouth Regional Vocational Technical School District 3.25%, 2/28/2023	6,000,000	6,007,084
Brockton Area Transit Authority 3.75%, 7/28/2023	6,100,000	6,131,574
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	271

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
City of Amesbury 4.00%, 9/1/2022	25,000	25,000
City of Beverly, Municipal Purpose Loan 3.00%, 9/1/2022	40,000	40,000
City of Boston
Series 2016A, 5.00%, 3/1/2023	20,000	20,273
Series 2010B, 3.00%, 4/1/2023	40,000	40,175
Series 2013B, 4.00%, 1/1/2024	20,000	20,120
Series 2013A, 4.00%, 3/1/2028 (b)	30,000	30,253
Series 2013D, 3.00%, 10/1/2031 (b)	20,000	20,012
City of Cambridge
Series 2015A, 4.00%, 2/15/2023	20,000	20,159
5.00%, 2/15/2023	25,000	25,311
City of Fall River GO, 4.00%, 12/1/2022	180,000	180,724
City of Framingham, Municipal Purpose Loan
GO, 5.00%, 11/1/2022	115,000	115,514
GO, 5.00%, 12/1/2022	105,000	105,706
GO, 5.00%, 12/15/2022	45,000	45,349
City of Franklin, Otterbeit Homes GO, 5.00%, 12/15/2022	45,000	45,349
City of Holyoke GO, 3.25%, 9/1/2022 (b)	20,000	20,000
City of Lowell GO, 4.00%, 9/1/2022	40,000	40,000
City of Lowell, Municipal Purpose Loan GO, 5.00%, 9/1/2022	110,000	110,000
City of Malden, Municipal Purpose Loan
GO, 5.00%, 11/15/2022	25,000	25,137
Series 2012A, GO, 5.00%, 12/15/2022	50,000	50,385
City of Melrose Series 2012A, GO, 2.00%, 11/1/2022	40,000	39,988
City of Newton Series B, GO, 3.00%, 11/1/2022	50,000	50,065
City of Northampton GO, 5.00%, 9/1/2022	35,000	35,000
City of Northampton, Municipal Purpose Loan GO, 4.00%, 6/1/2023	25,000	25,311
City of Peabody, Municipal Purpose Loan
GO, 4.00%, 10/1/2022	35,000	35,049
Series 2015A, GO, 5.00%, 11/15/2022	30,000	30,166
City of Quincy GO, BAN, 1.50%, 9/16/2022	110,000	109,968
City of Revere GO, 5.00%, 9/1/2022	80,000	80,000
City of Salem, Municipal Purpose Loan GO, 5.00%, 9/15/2022	25,000	25,024
City of Salem, State Qualified Municipal Loan GO, 4.00%, 9/1/2022	75,000	75,000
City of Somerville, Municipal Purpose Loan of 2013 GO, 5.00%, 10/1/2022	70,000	70,154
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
City of Somerville, Municipal Purpose Loan of 2015 GO, 4.00%, 10/15/2022	45,000	45,093
City of Springfield GO, 4.00%, 9/1/2022	80,000	80,000
City of Taunton, Muni Purpose Loan GO, 5.00%, 9/15/2022	265,000	265,265
City of Waltham GO, 5.00%, 10/15/2022	55,000	55,183
City of Waltham, Municipal Purpose Loan GO, 4.10%, 2/1/2023	35,000	35,052
City of Woburn, Municipal Purpose Loan
GO, 5.00%, 9/15/2022	130,000	130,131
GO, 4.00%, 11/15/2022	140,000	140,507
GO, 2.63%, 11/15/2025	100,000	100,021
City of Worcester
Series 2014A, GO, 4.00%, 11/1/2022 (b)	25,000	25,070
Series 2014A, GO, 5.00%, 11/1/2022 (b)	55,000	55,249
City of Worcester, Municipal Purpose Loan
Series 2014A, GO, 3.00%, 11/1/2022 (b)	45,000	45,055
Series 2014A, GO, 4.00%, 11/1/2022	70,000	70,199
Commonwealth of Massachusetts
Series 2018C, GO, 5.00%, 9/1/2022	50,000	50,000
Series 2018E, GO, 5.00%, 9/1/2022	20,000	20,000
Series E, GO, 5.00%, 9/1/2022	145,000	145,000
Series E, GO, 5.00%, 9/1/2022 (b)	120,000	120,000
Series B, GO, AGM, 5.25%, 9/1/2022	330,000	330,000
Series C, GO, 5.00%, 10/1/2022	215,000	215,503
Series 2017E, GO, 5.00%, 11/1/2022	45,000	45,213
Series 2021B, GO, 5.00%, 11/1/2022	20,000	20,095
Series F, GO, 5.00%, 11/1/2022 (b)	555,000	557,509
Series C, GO, AMBAC, 5.50%, 12/1/2022	390,000	393,254
Series 2016C, GO, 5.00%, 4/1/2023	20,000	20,319
Series 2019C, GO, 5.00%, 5/1/2023	30,000	30,542
Series C, GO, 5.00%, 10/1/2023	25,000	25,717
Series 2015A, GO, 5.00%, 5/1/2024	80,000	81,455
Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program
Series 2014A, Rev., GAN, 5.00%, 6/15/2024	25,000	26,162
Series 2016A, Rev., GAN, 5.00%, 6/15/2024	25,000	25,517
Series 2017A, Rev., GAN, 5.00%, 6/15/2024	20,000	20,413
SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Commonwealth of Massachusetts Transportation Fund Series 2016A, Rev., 5.00%, 6/1/2023	20,000	20,388
Commonwealth of Massachusetts, Consolidated Loan of 2014
Series E, GO, 2.00%, 9/1/2022	100,000	100,000
Series E, GO, 5.00%, 9/1/2022 (b)	655,000	655,000
Series C, GO, 5.00%, 7/1/2023	50,000	50,109
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series 2016H, GO, 5.00%, 12/1/2022	40,000	40,285
Commonwealth of Massachusetts, Consolidated Loan of 2017 Series 2017C, GO, 5.00%, 2/1/2023	40,000	40,459
Commonwealth of Massachusetts, Consolidated Loan of 2020 Series 2020E, GO, 5.00%, 11/1/2022	20,000	20,095
Lynn Water and Sewer Commission Series 2013A, Rev., 5.00%, 12/1/2022	50,000	50,332
Manchester Essex Regional School District GO, 4.00%, 1/15/2023	25,000	25,158
Manchester Essex Regional School District, Unlimited Tax GO, 5.00%, 2/1/2023	35,000	35,391
Massachusetts Bay Transportation Authority, Sales Tax
Series 2014A, Rev., 5.00%, 7/1/2023	10,000	10,223
Series 2003C, Rev., 5.25%, 7/1/2023	30,000	30,730
Massachusetts Clean Water Trust (The), Revolving Fund, Abatement Trust Subseries 17A, Rev., 5.00%, 2/1/2027	35,000	35,369
Massachusetts Department of Transportation, Capital Appreciation Series 1997C, Rev., NATL-RE, Zero Coupon, 1/1/2023	130,000	128,883
Massachusetts Development Finance Agency, Babson College Issue Series 2015A, Rev., 5.00%, 10/1/2022	80,000	80,163
Massachusetts Development Finance Agency, Berklee College Music Rev., 5.00%, 10/1/2022	25,000	25,051
Massachusetts Development Finance Agency, Boston University Issue Series 2019DD-1, Rev., 5.00%, 4/1/2024 (c)	5,110,000	5,239,512
Massachusetts Development Finance Agency, Caregroup Issue
Series 2015H-1, Rev., 5.00%, 7/1/2023	50,000	50,949
Series 2015H-1, Rev., 5.00%, 7/1/2025	35,000	37,153
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts Development Finance Agency, College of the Holy Cross Series 2016A, Rev., 5.00%, 9/1/2022	65,000	65,000
Massachusetts Development Finance Agency, North Hill Community Issue Series 2013A, Rev., 6.50%, 11/15/2023 (b) (e)	675,000	707,192
Massachusetts Development Finance Agency, Northeastern University Issue Series 2020A, Rev., 5.00%, 10/1/2022	405,000	405,890
Massachusetts Development Finance Agency, Partners Healthcare System Issue
Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 2.00%, 9/8/2022 (d)	250,000	249,246
Series 2019T-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.10%, 9/8/2022 (d) (e)	1,075,000	1,067,692
Series 2017S-4, Rev., 5.00%, 1/25/2024 (c)	200,000	205,625
Series 2016S-2, Rev., 5.00%, 1/30/2025 (c)	165,000	174,071
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2023	450,000	451,062
Rev., 5.00%, 1/1/2024	345,000	347,360
Rev., 5.00%, 1/1/2025	365,000	368,731
Massachusetts Development Finance Agency, Suffolk University Issue Rev., 5.00%, 7/1/2023	115,000	116,849
Massachusetts Development Finance Agency, Trustees of Boston University Series DD-2, Rev., 5.00%, 4/1/2024 (c)	40,000	41,014
Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 5.00%, 10/1/2022	50,000	50,096
Massachusetts Development Finance Agency, Williams College Series 2013P, Rev., 5.00%, 7/1/2024	45,000	45,929
Massachusetts Housing Finance Agency
Series C2, Rev., FHA, 0.40%, 12/1/2022	1,135,000	1,129,307
Series 2015D, Rev., 2.60%, 12/1/2022	50,000	50,008
Series 2020C-2, Rev., FHA, 0.50%, 6/1/2023	765,000	753,131
Series 2020A-3, Rev., FHA, 0.88%, 12/1/2023	300,000	294,006
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	273

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Massachusetts Housing Finance Agency, Single Family Housing Series 220, Rev., GNMA/FNMA/FHLMC, 5.00%, 6/1/2023	295,000	300,173
Massachusetts School Building Authority, Dedicated Sales Tax
Series 2013A, Rev., 3.00%, 5/15/2023 (b)	20,000	20,100
Series 2013A, Rev., 5.00%, 5/15/2023 (b)	20,000	20,377
Series 2018A, Rev., 5.00%, 2/15/2024 (b)	20,000	20,755
Massachusetts State College Building Authority
Series A, Rev., 4.00%, 5/1/2023 (b)	5,000	5,053
Series A, Rev., 4.00%, 5/1/2023	15,000	15,168
Series 2011A, Rev., 5.00%, 5/1/2023	35,000	35,621
Series 2014A, Rev., 5.00%, 5/1/2023 (b)	20,000	20,356
Series 2014A, Rev., 5.00%, 5/1/2023 (b)	55,000	55,979
Massachusetts Transportation Trust Fund Metropolitan Highway System, Senior Series 2019A, Rev., 5.00%, 1/1/2023	200,000	201,590
Massachusetts Water Resources Authority
Series F, Rev., 5.00%, 8/1/2024 (b)	15,000	15,736
Series F, Rev., 5.00%, 8/1/2024	20,000	20,985
Minuteman Regional Vocational Technical School District GO, 5.00%, 10/15/2022	25,000	25,081
Monomoy Regional School District GO, 5.00%, 9/15/2022	45,000	45,045
Onset Fire District GO, 5.00%, 10/15/2022	55,000	55,176
Pentucket Regional School District, Unlimited Tax GO, 5.00%, 6/1/2023	25,000	25,498
Pioneer Valley Transit Authority Rev., RAN, 4.00%, 7/14/2023	9,500,000	9,580,621
Town of Abington, Unlimited Tax 5.00%, 11/15/2022	150,000	150,837
Town of Andover, Municipal Purpose Loan 5.00%, 11/15/2022	45,000	45,253
Town of Arlington, Municipal Purpose Loan
5.00%, 9/1/2022	20,000	20,000
Series 2015A, 5.00%, 11/1/2022	20,000	20,088
Town of Auburn, Municipal Purpose Loan 5.00%, 9/1/2022	50,000	50,000
Town of Avon, Municipal Purpose Loan 4.00%, 12/1/2022	25,000	25,109
Town of Bedford 4.00%, 9/15/2022	60,000	60,037
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Town of Bedford, Municipal Purpose Loan
5.00%, 10/15/2022	50,000	50,161
5.00%, 11/15/2022	75,000	75,408
Town of Berlin, Highway Barn Loan 5.00%, 10/15/2022	40,000	40,133
Town of Billerica, Municipal Purpose Loan 5.00%, 10/15/2022	265,000	265,852
Town of Billerica, School Project Loan 5.00%, 2/1/2023	35,000	35,390
Town of Bourne, Municipal Purpose Loan 5.00%, 12/1/2022	155,000	156,061
Town of Braintree 2.25%, 9/15/2022	2,019,000	2,018,635
Town of Braintree, Municipal Purpose Loan 4.00%, 10/15/2022	45,000	45,096
Town of Brewster, Municipal Purpose Loan 5.00%, 5/1/2023	20,000	20,360
Town of Brookline, Municipal Purpose Loan
4.00%, 3/15/2023	20,000	20,187
5.00%, 3/15/2023	20,000	20,293
Town of Duxbury, Municipal Purpose Loan GO, 4.00%, 9/1/2022	25,000	25,000
Town of Falmouth, Municipal Purpose Loan GO, 4.00%, 11/1/2022	40,000	40,117
Town of Hamilton GO, BAN, 3.50%, 8/17/2023	2,257,767	2,255,943
Town of Hanover GO, 4.00%, 5/15/2023	45,000	45,544
Town of Hanover, Municipal Purpose Loan GO, 5.00%, 9/1/2022	125,000	125,000
Town of Hingham GO, 5.00%, 9/15/2022	75,000	75,075
Town of Mansfield, Municipal Purpose Loan GO, 4.00%, 10/15/2022	50,000	50,103
Town of Marblehead GO, 4.00%, 8/15/2023	50,000	50,066
Town of Marshfield, Municipal Purpose Loan
GO, 5.00%, 11/1/2022	160,000	160,721
GO, 5.00%, 11/1/2024	25,000	25,105
Town of Medfield, Municipal Purpose Loan GO, 2.13%, 9/15/2023	100,000	99,799
Town of Mendon, Municipal Purpose Loan GO, 4.00%, 9/15/2022	30,000	30,019
Town of Middleborough, Municipal Purpose Loan GO, 5.00%, 10/1/2022	85,000	85,191
Town of Middleton, Municipal Purpose Loan GO, 2.50%, 8/15/2025	40,000	40,002
Town of Millis GO, BAN, 3.50%, 5/24/2023	4,120,000	4,137,692
Town of Millis, Municipal Purpose Loan GO, 5.00%, 11/1/2022	25,000	25,113
SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Town of Nantucket GO, 4.00%, 12/15/2022	70,000	70,355
Town of Needham, Municipal Purpose Loan
GO, 4.00%, 11/1/2022	25,000	25,068
GO, 4.00%, 11/15/2022	90,000	90,303
Town of Norwood GO, 5.00%, 6/15/2023	45,000	45,952
Town of Plainville GO, BAN, 3.50%, 6/28/2023	2,500,000	2,504,260
Town of Reading, Municipal Purpose Loan GO, 4.00%, 11/1/2022	45,000	45,132
Town of Scituate Series B, GO, BAN, 2.00%, 1/26/2023	7,490,248	7,474,223
Town of Scituate, Municipal Purpose Loan
GO, 5.00%, 9/15/2022	195,000	195,194
GO, 2.00%, 11/15/2022	75,000	74,949
Town of Stoughton, Municipal Purpose Loan GO, 5.00%, 10/15/2022	35,000	35,107
Town of Tewksbury, Municipal Purpose Loan GO, 4.00%, 1/15/2025	25,000	25,892
Town of Topsfield, Municipal Purpose Loan Series 2019B, GO, 5.00%, 11/15/2022	25,000	25,136
Town of Walpole, Municipal Purpose Loan GO, 4.00%, 9/1/2022	20,000	20,000
Town of Wayland, Municipal Purpose Loan
GO, 5.00%, 11/1/2022	75,000	75,342
GO, 5.00%, 12/15/2022	25,000	25,198
Town of Wellesley, Municipal Purpose Loan GO, 4.00%, 12/1/2022	20,000	20,084
Town of West Newbury GO, BAN, 3.50%, 7/13/2023	1,060,000	1,062,583
Town of West Springfield, Municipal Purpose Loan GO, 4.00%, 9/15/2022	75,000	75,048
Town of Weston GO, 4.00%, 12/1/2022	120,000	120,516
Town of Wilmington, Municipal Purpose Loan GO, 5.00%, 11/15/2022	25,000	25,141
Town of Winthrop, Municipal Purpose Loan GO, 4.00%, 11/15/2022	50,000	50,181
University of Massachusetts Building Authority
Series 2013-1, Rev., 4.00%, 11/1/2022 (b)	155,000	155,434
Series 1, Rev., 5.00%, 11/1/2022	25,000	25,114
Series 2013-1, Rev., 5.00%, 11/1/2022	45,000	45,205
Series 2013-1, Rev., 5.00%, 11/1/2022 (b)	585,000	587,645
Series 2015-2, Rev., 5.00%, 11/1/2022	755,000	758,439
Series 2017-3, Rev., 5.00%, 11/1/2022	20,000	20,091
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Series 2021-1, Rev., 5.00%, 11/1/2022	130,000	130,592
Wachusett Regional School District, State Qualified School GO, 4.00%, 12/1/2022	20,000	20,085
Worcester Regional Transit Authority Rev., RAN, 3.25%, 6/23/2023	11,300,000	11,325,553
Total Massachusetts		76,684,459
Michigan — 1.4%
Adrian City School District, Unlimited Tax Q-SBLF, 4.00%, 5/1/2023	200,000	202,013
Allen Independent School District, Unlimited Tax Series 2017I, AGM, 4.00%, 11/1/2022	30,000	30,081
Ann Arbor School District, Unlimited Tax Q-SBLF, 5.00%, 5/1/2023	40,000	40,694
Bay City School District Q-SBLF, 5.00%, 11/1/2022	25,000	25,107
Bloomfield Hills School District, Unlimited Tax 5.00%, 5/1/2023	20,000	20,360
Caledonia Community Schools, Unlimited Tax Series 2020I, Q-SBLF, 4.00%, 5/1/2023	10,000	10,111
Charter Township of Canton, Limited Tax
5.00%, 10/1/2022	110,000	110,237
5.00%, 4/1/2023	20,000	20,304
Charter Township of Lyon Series 2006-A, GO, XLCA, 4.13%, 11/1/2023	45,000	45,132
Charter Township of Meridian, Unlimited Tax GO, 5.00%, 10/1/2022	25,000	25,056
Chippewa Valley Schools
Q-SBLF, 5.25%, 5/1/2025 (b)	30,000	30,581
Q-SBLF, 5.00%, 5/1/2026 (b)	20,000	20,355
Q-SBLF, 3.50%, 5/1/2033 (b)	30,000	30,226
Q-SBLF, 3.63%, 5/1/2034 (b)	45,000	45,375
Chippewa Valley Schools, Unlimited Tax
Q-SBLF, 4.00%, 5/1/2023	45,000	45,397
Series 2016B, Q-SBLF, 5.00%, 5/1/2023	20,000	20,320
City of Ann Arbor, Limited Tax 3.00%, 10/1/2023	25,000	25,166
City of Auburn Hills, Limited tax 3.00%, 6/1/2023	35,000	35,151
City of Battle Creek, Limited Tax 5.00%, 5/1/2023	25,000	25,432
City of Detroit, Sewage Disposal System Senior Lien Series 2012A, Rev., 5.00%, 7/1/2023	85,000	85,455
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	275

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
City of Farmington Hills GO, 5.00%, 10/1/2022	30,000	30,066
City of Grand Rapids, Capital Improvement, Limited Tax GO, 5.00%, 4/1/2024	50,000	51,958
City of Grand Rapids, Limited Tax GO, 5.00%, 10/1/2022	50,000	50,107
City of Grand Rapids, Sanitary Sewer System Rev., 4.00%, 1/1/2023 (b)	40,000	40,198
City of Grand Rapids, Water Supply System Rev., 5.00%, 1/1/2023	30,000	30,260
City Of Huntington Woods, Street Improvement Bonds, Unlimited Tax GO, 2.20%, 10/1/2022	25,000	24,998
City of Kalamazoo, Waterwaste System Rev., AGM, 5.00%, 10/1/2022	150,000	150,272
City of Lathrup Village, Limited Tax GO, 5.00%, 10/1/2025	45,000	48,221
City of Marquette, Capital Improvement
GO, 4.00%, 5/1/2023	200,000	201,868
GO, 4.00%, 5/1/2025	290,000	300,767
City of Marquette, Transportation Fund, Limited Tax
GO, 4.00%, 5/1/2023	170,000	171,588
GO, 4.00%, 5/1/2025	105,000	108,898
City of Romulus, Limited Tax, Capital Improvement Series 2017A, GO, 4.00%, 11/1/2022	25,000	25,069
City of Royal Oak, Limited Tax, Capital Improvement GO, 3.00%, 10/1/2022	25,000	25,014
City of South Haven, Limited Tax GO, 4.00%, 10/1/2023	70,000	71,003
City of Southfield, Water and Sewer Capital Improvement, Limited Tax GO, 3.00%, 5/1/2023	85,000	85,417
City of Sterling Heights, Capital Improvement GO, 5.00%, 4/1/2025	40,000	42,388
City of Warren, Capital Improvement Series 2012A, GO, 2.25%, 11/1/2022	25,000	25,001
City of Wyandotte, Electric System Series A, Rev., 5.00%, 10/1/2022	290,000	290,556
Clarkston Community Schools, Unlimited Tax Series 2016A, Q-SBLF, 5.00%, 5/1/2023	40,000	40,694
Constantine Public Schools Q-SBLF, 5.00%, 5/1/2023	35,000	35,607
County of Jackson, Transportation GO, 2.00%, 5/1/2024	250,000	247,204
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
County of Macomb, Limited Tax GO, 4.00%, 5/1/2023	35,000	35,401
County of Muskegon, Water Supply System GO, 3.50%, 11/1/2022	50,000	50,096
Dansville Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,435
Dearborn School District, School Building and Site Series 2014A, GO, Q-SBLF, 4.00%, 11/1/2023 (b)	35,000	35,631
East Lansing School District, Unlimited Tax Series 2020-II, GO, Q-SBLF, 4.00%, 5/1/2023	180,000	182,003
Farmington Public School District, School Building Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,227
Forest Hills Public Schools, 2021 School Building and Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,225
Forest Hills Public Schools, Unlimited Tax GO, 5.00%, 5/1/2023	20,000	20,356
Fraser Public School District, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	35,000	35,609
Genesee Intermediate School District GO, 3.00%, 5/1/2023	30,000	30,126
Gerald R Ford International Airport Authority, Limited Tax Rev., 5.00%, 1/1/2023	20,000	20,182
Grand River Floodwalls and Embankments Drainage District GO, 4.00%, 11/1/2022	50,000	50,147
Grand Valley State University
Rev., 5.00%, 12/1/2022	20,000	20,132
Series 2014B, Rev., 5.00%, 12/1/2022	160,000	161,055
Series 2015A, Rev., 5.00%, 12/1/2022	45,000	45,258
Series 2016A, Rev., 5.00%, 12/1/2022	20,000	20,132
Series 2014B, Rev., 5.00%, 12/1/2023	310,000	319,440
Series 2016A, Rev., 5.00%, 12/1/2024	670,000	701,273
Great Lakes Water Authority, Water Supply System, Second Lien Series 2018A, Rev., 5.00%, 7/1/2023	85,000	86,684
Hanover Horton School District, Unlimited tax GO, AGM, 4.00%, 5/1/2023	20,000	20,192
Healthsource Saginaw, Inc., Unlimited Tax GO, 4.00%, 5/1/2023	50,000	50,066
Hudsonville Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,438
Ingham County Building Authority, Ingham County Justice Complex, Limited Tax Rev., 2.00%, 5/1/2023	35,000	34,827
SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Kalamazoo Hospital Finance Authority, Bronson Healthcare Group, Inc.
Rev., 5.00%, 5/15/2023	210,000	213,253
Rev., 5.00%, 5/15/2024 (b)	5,000	5,210
Kenowa Hills Public Schools, School Building and Site Series 2018-II, GO, Q-SBLF, 4.00%, 11/1/2022	65,000	65,183
Kent Hospital Finance Authority, Mary Free Bed Rehabilitation Hospital
Series 2021A, Rev., 5.00%, 4/1/2024	540,000	555,210
Series 2021A, Rev., 5.00%, 4/1/2025	565,000	589,946
Series 2021A, Rev., 5.00%, 4/1/2026	520,000	551,016
Lake Michigan College District, Building and Site, Limited Tax
GO, 4.00%, 9/1/2023 (b)	25,000	25,402
GO, 4.25%, 9/1/2023 (b)	20,000	20,370
Lake Orion Community School District GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,440
L'Anse Creuse Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	50,000	50,800
Lansing School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	65,000	65,667
Linden Community School District, School Building and Site, Unlimited Tax Series 2021-I, GO, Q-SBLF, 4.00%, 5/1/2025	30,000	31,122
Livonia Municipal Building Authority, Limited Tax Rev., 4.00%, 5/1/2024	40,000	40,983
Macomb Interceptor Drain Drainage District, Limited Tax Series 2017A, 5.00%, 5/1/2023	80,000	81,414
Madison District Public Schools, School Building and Site
GO, Q-SBLF, 4.00%, 5/1/2023 (b)	20,000	20,207
GO, Q-SBLF, 4.25%, 5/1/2023 (b)	30,000	30,359
Marquette Board of Light and Power Series 2016A, Rev., 5.00%, 7/1/2023	45,000	45,869
Michigan Finance Authority, Ascension Senior Credit Group Series 2016E-1, Rev., 4.00%, 8/15/2024 (c)	60,000	61,364
Michigan Finance Authority, Beaumont Health Credit Group
Rev., 5.00%, 11/1/2022 (b)	6,175,000	6,201,785
Series 2015A, Rev., 5.00%, 8/1/2024 (b)	40,000	41,916
Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (c)	3,175,000	3,179,478
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Michigan Finance Authority, Charter County of Wayne Criminal Justice Center Project Rev., 5.00%, 11/1/2022	135,000	135,552
Michigan Finance Authority, Clean Water Revolving Fund
Rev., 4.00%, 10/1/2022	130,000	130,173
Rev., 5.00%, 10/1/2022 (b)	445,000	445,989
Rev., 5.00%, 10/1/2022	25,000	25,053
Series 2016B, Rev., 5.00%, 10/1/2022	75,000	75,159
Series 2018B, Rev., 5.00%, 10/1/2022	100,000	100,212
Series 2016B, Rev., 5.00%, 10/1/2023	25,000	25,677
Series 2016B, Rev., 5.00%, 10/1/2024	150,000	157,499
Michigan Finance Authority, Drinking Water Revolving Fund Rev., 5.00%, 10/1/2022 (b)	185,000	185,411
Michigan Finance Authority, Henry Ford Health System
Rev., 5.00%, 11/15/2023	20,000	20,511
Rev., 5.00%, 11/15/2024	440,000	459,765
Michigan Finance Authority, Local Government Loan Program, Detroit Regional Convention Facility Authority Local Project Series 2014H-1, Rev., 5.00%, 10/1/2022	90,000	90,210
Michigan Finance Authority, Sparrow Obligated Group
Rev., 4.00%, 11/15/2022 (b)	270,000	270,937
Rev., 5.00%, 11/15/2022	245,000	246,341
Michigan Finance Authority, Trinity Health Credit Group
Rev., 5.00%, 12/1/2022 (b)	485,000	488,283
Rev., 5.00%, 12/1/2022	460,000	462,976
Series 2017A-MI, Rev., 5.00%, 12/1/2022	695,000	699,496
Series 2019MI-1, Rev., 5.00%, 12/1/2022	135,000	135,873
Series 2019MI-1, Rev., 5.00%, 12/1/2023	125,000	128,884
Series 2017A, Rev., 5.00%, 12/1/2024	240,000	253,135
Series 2019MI-2, Rev., 5.00%, 2/1/2025 (c)	5,835,000	6,144,925
Michigan State Building Authority, Facilities Program Series 2013 1-A, Rev., 5.00%, 10/15/2022	210,000	210,670
Michigan State Building Authority, Multi Modal Program Rev., VRDO, 1.56%, 9/12/2022 (c)	8,635,000	8,635,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	277

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Michigan State Hospital Finance Authority, Ascension Health Credit Group
Series 2005A-3, Rev., 4.00%, 11/1/2022	240,000	240,608
Series 2005A-4, Rev., 5.00%, 11/1/2022	385,000	386,599
Series F-5, Rev., 2.40%, 3/15/2023 (c)	1,230,000	1,227,907
Michigan State Hospital Finance Authority, Trinity Health Credit Group
Series 2008C, Rev., 5.00%, 12/1/2022	155,000	156,003
Series 2008C, Rev., 5.00%, 12/1/2024	255,000	268,956
Series C, Rev., 5.00%, 12/1/2025	200,000	215,564
Michigan State Housing Development Authority, Rental Housing
Series 2019A-1, Rev., 1.50%, 10/1/2022	2,195,000	2,193,190
Series A, Rev., 2.65%, 10/1/2022	75,000	75,013
Michigan State Housing Development Authority, Single Family Mortgage Series 2020A, Rev., 0.80%, 6/1/2023	150,000	148,003
Michigan State University Series 2013A, Rev., 5.00%, 8/15/2023	10,000	10,254
Mount Clemens Community School District, Unlimited Tax Series 2017A, GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,432
Muskegon Local Development Finance Authority Rev., AGM, 3.00%, 11/1/2022	50,000	50,028
North Kent Sewer Authority, State of Michigan, Sanitary Sewer System, Limited Tax of Constituent Municipalities Rev., 4.00%, 11/1/2022	170,000	170,499
Northern Michigan University Series 2018A, Rev., 5.00%, 12/1/2022	20,000	20,133
Northville Public Schools, School Building and Site, Unlimited Tax Series 2020-III, GO, 4.00%, 5/1/2025	30,000	31,075
Oakland County Building Authority Series 2012A, Rev., 3.00%, 11/1/2022	30,000	30,039
Oakland County Building Authority, Limited Tax Series 2020A, Rev., 5.00%, 11/1/2022	120,000	120,547
Oakland University Rev., 5.00%, 3/1/2023	115,000	116,346
Plymouth-Canton Community School District GO, Q-SBLF, 5.00%, 5/1/2023	45,000	45,807
Plymouth-Canton Community School District, School Building and Site Series 2013A, GO, 4.00%, 5/1/2023 (b)	20,000	20,220
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Port Huron Area School District, School Building and Site, Unlimited Tax GO, AGM, 4.00%, 5/1/2023	25,000	25,265
Rochester Community School District, School Building and Site, Unlimited Tax Series II, GO, 3.00%, 5/1/2023	40,000	40,141
Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group
Rev., 3.00%, 9/1/2022 (b)	40,000	40,000
Rev., 5.00%, 9/1/2022 (b)	110,000	110,000
Saginaw City School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2024	35,000	36,317
Saline Area Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	90,000	91,572
Schoolcraft Community College District, Limited Tax GO, 3.00%, 5/1/2024	115,000	115,871
Shepherd Public Schools, Unlimited Tax Series 2017A, GO, Q-SBLF, 3.00%, 5/1/2023	45,000	45,182
South Lake Schools, School Building and Site GO, Q-SBLF, 4.00%, 11/1/2024	25,000	25,585
Southfield Library Building Authority, Limited Tax Rev., 5.00%, 5/1/2023	40,000	40,691
State of Michigan Series 2016B, GO, 5.00%, 11/1/2022	20,000	20,091
State of Michigan, Environmental Program
Series 2015A, GO, 5.00%, 12/1/2022	110,000	110,753
Series 2016A, GO, 5.00%, 12/1/2022	300,000	302,053
State of Michigan, Trunk Line Fund
Series 2020A, Rev., 5.00%, 11/15/2022	65,000	65,362
Series 2021A, Rev., 5.00%, 11/15/2022	180,000	181,001
Series B, Rev., 5.00%, 11/15/2022	30,000	30,167
Troy School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,442
Troy School District, Unlimited Tax, School Building and Site GO, Q-SBLF, 5.00%, 11/1/2023 (b)	20,000	20,607
Utica Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	45,000	45,441
Vicksburg Community Schools, Unlimited Tax Series 2020-I, GO, Q-SBLF, 4.50%, 5/1/2023	40,000	40,539
Walled Lake Consolidated School District, School Building and Site GO, Q-SBLF, 5.00%, 11/1/2023 (b)	30,000	30,893
SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Warren Woods Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	20,000	20,333
Waterford School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	60,000	60,960
Wayne County Airport Authority
Series C, Rev., 5.00%, 12/1/2022	10,000	10,065
Series G, Rev., 5.00%, 12/1/2022	45,000	45,292
Wayne State University
Series 2018A, Rev., 5.00%, 11/15/2022	85,000	85,469
Series 2013A, Rev., 5.00%, 11/15/2024	100,000	102,844
Series 2019A, Rev., 5.00%, 11/15/2024	210,000	220,536
Wayne-Westland Community Schools, Building and Site Unlimited Tax GO, Q-SBLF, 5.00%, 11/1/2022	40,000	40,171
West Ottawa Public Schools GO, Q-SBLF, 4.00%, 11/1/2022	50,000	50,145
West Ottawa Public Schools, School Building and Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,227
Western Michigan University
Rev., 5.00%, 11/15/2022	50,000	50,276
Series 2015A, Rev., 5.00%, 11/15/2022	25,000	25,138
Western Michigan University, Tax Exempt Series 2019A, Rev., 5.00%, 11/15/2022	250,000	251,380
White Cloud Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	25,000	25,237
Ypsilanti Community Utilities Authority, Water Supply System No. 7, Charter Township Ypsilanti, Limited Tax Rev., 4.00%, 4/1/2023	175,000	176,424
Ypsilanti School District, Unlimited Tax Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2023	40,000	40,694
Total Michigan		44,649,754
Minnesota — 1.7%
Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, 5.00%, 2/1/2023	25,000	25,279
Bloomington Independent School District No. 271, Enhancement Program Series 2015A, 5.00%, 2/1/2023	90,000	91,009
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Cass Lake-Bena Independent School District No. 115 Series 2019A, 5.00%, 2/1/2023	10,000	10,106
City of Alexandria Series 2020A, 4.00%, 2/1/2023	50,000	50,333
City of Burnsville 4.00%, 12/20/2022	30,000	30,158
City of Chaska Series 2020C, 5.00%, 2/1/2023	20,000	20,215
City of Columbia Heights Series 2017B, 3.00%, 2/1/2023	35,000	35,102
City of Fife Series 2017A, GO, 4.00%, 12/1/2022	25,000	25,103
City of Minneapolis GO, 4.00%, 12/1/2022	85,000	85,365
City of Minneapolis & St. Paul Housing and Redevelopment Authority, Health Care, Allina Health System
Rev., 5.00%, 11/15/2022	100,000	100,517
Series 2017A, Rev., 5.00%, 11/15/2022	125,000	125,646
City of Minneapolis, Health Care System, Fairview Health Services Series 2015A, Rev., 5.00%, 11/15/2022	25,000	25,115
City of Minneapolis, Improvement and Various Purpose
GO, 4.00%, 12/1/2022	25,000	25,107
GO, 4.00%, 12/1/2023	45,000	45,955
City of Minneapolis, University Gateway Project Rev., 4.00%, 12/1/2022	75,000	75,330
City of New Hope, Hennepin County Series 2018A, GO, 4.00%, 2/1/2024	50,000	51,084
City of New ULM Series 2017B, GO, 2.00%, 12/1/2022	45,000	44,950
City of Red Wing Series 2017A, GO, 3.00%, 2/1/2023	35,000	35,090
City of Redwood Falls Series 2018A, GO, 3.00%, 2/1/2023	20,000	20,047
City of Rochester Series 2015B, GO, 5.00%, 12/1/2023	20,000	20,654
City of Rochester, Electric Utility Series 2015E, Rev., 5.00%, 12/1/2022	20,000	20,135
City of Sauk Centre GO, 2.00%, 9/1/2022	45,000	45,000
City of St. Cloud, Infrastructure Management Fund Series 2013A, GO, 3.00%, 2/1/2025	45,000	45,021
City of St. Paul Series 2012D, GO, 2.00%, 10/1/2022	25,000	24,995
City of St. Paul, Capital Improvement Series 2016A, GO, 5.00%, 9/1/2022	25,000	25,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	279

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Minnesota — continued
City of St. Paul, Sales Tax Series 2019C, Rev., 3.00%, 11/1/2023	25,000	25,163
City of St. Paul, Sewer Series 2020D, Rev., 4.00%, 12/1/2022	50,000	50,220
City of St. Paul, Street Improvement, Special Assessment Series 2018B, GO, 5.00%, 5/1/2023	20,000	20,360
City of Wayzata Series 2017A, GO, 3.00%, 12/1/2022	30,000	30,056
City of West St. Paul Series 2017A, GO, 4.00%, 2/1/2025	30,000	31,018
County of Anoka, Capital Improvement
Series 2017A, 5.00%, 2/1/2023	20,000	20,219
Series 2020A, 5.00%, 2/1/2024	40,000	41,431
County of Blue Earth Series 2015A, 2.00%, 12/1/2022	30,000	29,965
County of Blue Earth, Capital Improvement Series 2018A, 5.00%, 12/1/2022	20,000	20,127
County of Clay Series 2017A, 5.00%, 2/1/2025	50,000	52,993
County of Hennepin
Series 2014A, GO, 5.00%, 12/1/2022	85,000	85,575
Series 2014B, GO, 5.00%, 12/1/2022	125,000	125,846
Series 2016A, GO, 5.00%, 12/1/2022	30,000	30,203
Series 2017C, GO, 5.00%, 12/1/2022	140,000	140,948
County of Hennepin, Sales Tax Series 2020C, GO, 5.00%, 12/15/2022	20,000	20,156
County of Martin Series 2021A, GO, 3.00%, 12/15/2023	40,000	40,325
County of Mille Lacs, Drainage Series 2019B, GO, 3.00%, 2/1/2024	45,000	45,279
County of Scott, Capital Improvement Series 2014B, GO, 5.00%, 12/1/2022	65,000	65,440
County of Sherburne, Capital Improvement Series 2017A, GO, 3.00%, 2/1/2023	25,000	25,062
County of St. Louis, Capital Improvement
Series 2015C, GO, 3.00%, 12/1/2022	25,000	25,049
Series 2015B, GO, 3.00%, 12/1/2023	75,000	75,602
Series 2016B, GO, 5.00%, 12/1/2023	35,000	36,136
County of Wright Series 2019A, COP, 5.00%, 12/1/2022	65,000	65,432
County of Wright, Jail Series 2017A, GO, 4.00%, 12/1/2022	240,000	240,996
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2023	205,000	204,046
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Duluth Independent School District No. 709
Series 2016A, COP, 5.00%, 2/1/2023	100,000	101,034
Series 2016A, COP, 5.00%, 2/1/2025	400,000	422,207
Housing and Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services Series 2017A, Rev., 5.00%, 11/15/2022	285,000	286,310
Hutchinson Utilities Commission Series 2017B, Rev., 4.00%, 12/1/2022	25,000	25,104
Jackson County Central Independent School District No. 2895 Series 2020A, GO, 4.00%, 2/1/2023	80,000	80,540
Lake Superior Independent School District No. 381 Series 2016A, GO, 5.00%, 10/1/2022	35,000	35,077
Lakeville Independent School District No. 194 Series 2016A, GO, 5.00%, 2/1/2023	25,000	25,270
Metropolitan Council, Minneapolis St. Paul Metropolitan Area Series 2017B, GO, 5.00%, 3/1/2023	35,000	35,474
Metropolitan Council, Minneapolis St. Paul Metropolitan Area, Wastewater
Series 2012B, GO, 5.00%, 9/1/2022	170,000	170,000
Series 2016C, GO, 5.00%, 3/1/2023	30,000	30,406
Minneapolis Special School District No. 1
Series 2015A, GO, 4.00%, 2/1/2023	20,000	20,137
Series 2014D, COP, 5.00%, 2/1/2025	30,000	30,328
Minneapolis-St. Paul Metropolitan Airports Commission
Series B, Rev., 4.00%, 1/1/2023	40,000	40,221
Series 2014A, Rev., 5.00%, 1/1/2026	20,000	20,647
Minnesota Higher Education Facilities Authority, Carleton College Rev., 5.00%, 3/1/2023	220,000	222,837
Minnesota Higher Education Facilities Authority, St. Olaf College Series 8-G, Rev., 5.00%, 12/1/2022	15,000	15,096
Minnesota Higher Education Facilities Authority, University of St. Thomas Series 2017A, Rev., 3.00%, 10/1/2022	135,000	135,061
Minnesota Municipal Gas Agency Series 2022B, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.00%), 2.53%, 9/2/2022 (d)	48,000,000	45,865,498
Minnesota Municipal Power Agency
Rev., 4.00%, 10/1/2022	275,000	275,363
Rev., 5.00%, 10/1/2022	200,000	200,425
Series 2014A, Rev., 5.00%, 10/1/2022	25,000	25,053
SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Minnesota — continued
Minnesota Public Facilities Authority Series 2010A, Rev., 5.00%, 3/1/2023	50,000	50,682
Minnesota State Colleges and Universities Foundation
Rev., 4.00%, 10/1/2022	125,000	125,174
Series 2013A, Rev., 4.00%, 10/1/2022	65,000	65,091
Series 2019A, Rev., 5.00%, 10/1/2023	25,000	25,699
Minnetonka Independent School District No. 276
Series E, COP, 3.00%, 10/1/2022	85,000	85,045
Series 2016F, COP, 5.00%, 2/1/2023 (b)	25,000	25,280
Series E, COP, 4.00%, 10/1/2023	115,000	116,895
Monticello Independent School District No. 882, School Building Series 2016A, GO, 2.00%, 2/1/2023	25,000	24,935
Northern Municipal Power Agency Series 2013A, Rev., 5.00%, 1/1/2024	50,000	50,414
Owatonna Independent School District No. 761 Series 2020A, GO, 4.00%, 2/1/2023	80,000	80,560
Prior Lake-Savage Independent School District No. 719 Series 2013C, GO, 4.00%, 2/1/2023	200,000	201,424
Rochester Independent School District No. 535 Series 2014A, COP, 3.00%, 2/1/2024	25,000	25,068
Rosemount-Apple Valley-Eagan Independent School District No. 196 Series 2016A, GO, 5.00%, 2/1/2025	35,000	37,112
South Washington County Independent School District No. 833, School Building
Series 2016B, GO, 5.00%, 2/1/2023	145,000	146,644
Series 2018B, GO, 5.00%, 2/1/2023	35,000	35,397
Southern Minnesota Municipal Power Agency Series 1994A, Rev., NATL-RE, Zero Coupon, 1/1/2024	50,000	48,225
St. Cloud Independent School District No. 742 Series 2021A, COP, 3.00%, 2/1/2025	125,000	126,070
St. Francis Independent School District No. 15 Series 2018A, GO, 5.00%, 2/1/2023	35,000	35,382
St. Paul Port Authority, State of Minnesota Freeman Office Building Series 2013-2, Rev., 5.00%, 12/1/2022	250,000	251,711
Staples United Hospital District GO, 3.00%, 12/1/2022	40,000	40,053
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
State of Minnesota
Series 2014A, Rev., 5.00%, 6/1/2023	45,000	45,856
Series 2012B, GO, 2.00%, 8/1/2023	25,000	24,912
Series 2012B, Rev., 5.00%, 3/1/2024	50,000	50,597
Series 2012B, Rev., 5.00%, 3/1/2025	50,000	50,594
Series 2012B, Rev., 4.00%, 3/1/2026	90,000	90,193
State of Minnesota, Tax-Exempt
Series 2012B, Rev., 5.00%, 3/1/2023	100,000	100,599
Series A, Rev., 5.00%, 6/1/2026	70,000	71,353
State of Minnesota, Trunk Highway
Series 2021B, GO, 5.00%, 9/1/2022	110,000	110,000
Series 2018B, GO, 5.00%, 8/1/2023	25,000	25,616
State of Minnesota, Various Purpose
Series 2021A, GO, 5.00%, 9/1/2022	25,000	25,000
Series 2012A, GO, 5.00%, 9/12/2022	25,000	25,019
Series 2013D, GO, 5.00%, 10/1/2022	110,000	110,247
Series 2013F, GO, 5.00%, 10/1/2022	90,000	90,202
Series 2017D, GO, 5.00%, 10/1/2022	285,000	285,638
Series 2014A, GO, 5.00%, 8/1/2023	10,000	10,246
Three Rivers Park District Series 2015B, GO, 3.00%, 2/1/2023	20,000	20,052
West St. Paul-Mendota Heights-Eagan Independent School District No. 197 Series 2021A, GO, 5.00%, 2/1/2023	55,000	55,585
White Bear Lake Independent School District No. 624 Series 2020A, GO, 4.00%, 2/1/2023	80,000	80,583
Total Minnesota		53,581,204
Mississippi — 0.3%
Alcorn State University Educational Building Corp. (The), Refinancing Project 3.00%, 9/1/2022	130,000	130,000
City of Ridgeland GO, 4.00%, 8/1/2024	25,000	25,728
City of Starkville, Water and Sewer System Rev., 4.00%, 5/1/2023	55,000	55,561
County of DeSoto GO, 5.00%, 7/1/2023	40,000	40,796
County of Madison GO, 2.50%, 5/1/2023	30,000	30,029
Jackson State University Educational Building Corp. Series 2015A, Rev., 5.00%, 3/1/2023	150,000	151,852
Madison County School District GO, 5.00%, 3/1/2024	25,000	25,934
Mississippi Business Finance Corp., Waste Management, Inc. Project Rev., 0.70%, 9/1/2026 (c)	1,250,000	1,099,009
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	281

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Mississippi — continued
Mississippi Development Bank, Biloxi Project Rev., 5.00%, 11/1/2022	70,000	70,286
Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project
Rev., 5.00%, 8/1/2025	295,000	313,661
Rev., 5.00%, 8/1/2026	35,000	37,788
Mississippi Development Bank, Desoto Highway Construction Rev., 5.00%, 1/1/2023	30,000	30,249
Mississippi Development Bank, Harrison County Series 2013A, Rev., 5.00%, 1/1/2026	2,190,000	2,356,585
Mississippi Development Bank, Hinds Project
Rev., 5.00%, 11/1/2022	70,000	70,255
Rev., 5.00%, 11/1/2023	95,000	97,211
Mississippi Development Bank, Industrial Development Authority Series B, Rev., 5.00%, 1/1/2023	20,000	20,166
Mississippi Development Bank, Jackson Public School District, Limited Tax Refunding Note Project
Rev., 5.00%, 4/1/2023	25,000	25,345
Series 2012B, Rev., 5.00%, 10/1/2023	1,465,000	1,482,413
Series 2015A, Rev., 5.00%, 4/1/2025	90,000	95,095
Mississippi Development Bank, Madison County, Mississippi Highway Refunding Project Series 2013C, Rev., 5.00%, 1/1/2024	20,000	20,635
Mississippi Development Bank, Rankin County School District Project
Rev., 5.00%, 6/1/2024	30,000	31,182
Rev., 5.00%, 6/1/2025	35,000	37,217
Mississippi Development Bank, Special Obligation, Tupelo Project Rev., 5.00%, 11/1/2022	30,000	30,134
Mississippi Home Corp., Single Family Mortgage Series A, Rev., GNMA/FNMA/FHLMC COLL, 1.80%, 12/1/2022	30,000	29,956
Mississippi Hospital Equipment and Facilities Authority, Health Services
Series 2020-I, Rev., 5.00%, 10/1/2022	400,000	400,800
Series 2020-I, Rev., 5.00%, 10/1/2025	140,000	148,314
Mississippi State University Educational Building Corp., Campus Improvement Project Rev., 5.00%, 11/1/2022	310,000	311,376
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Mississippi — continued
Rankin County School District, Limited Tax
GO, 3.00%, 8/1/2023	175,000	175,076
GO, 5.00%, 8/1/2025	25,000	26,785
State of Mississippi
Series 2015C, GO, 5.00%, 10/1/2022	90,000	90,202
Series 2009F, GO, 5.25%, 10/1/2022	50,000	50,122
Series 2012F, GO, 4.00%, 11/1/2022	250,000	250,733
Series 2012F, GO, 5.00%, 11/1/2022 (b)	50,000	50,225
Series 2012H, GO, 5.00%, 12/1/2022	110,000	110,753
Series 2020B, GO, 5.00%, 9/1/2024	150,000	157,751
State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2022	125,000	125,370
State of Mississippi, Nissan North America Inc., Project Series 2012B, GO, 5.00%, 11/1/2022	50,000	50,228
State of Mississippi, Tax-Exempt
Series 2012H, GO, 3.00%, 12/1/2022 (b)	55,000	55,099
Series 2012H, GO, 3.13%, 12/1/2022 (b)	50,000	50,106
Series 2012H, GO, 4.00%, 12/1/2022 (b)	30,000	30,125
Series 2012H, GO, 4.00%, 12/1/2023	25,000	25,103
Series 2017A, GO, 5.00%, 10/1/2024	25,000	26,344
University of Mississippi Educational Building Corp., Campus Improvement Project
Series 2015C, Rev., 3.00%, 11/1/2022	25,000	25,032
Series 2015C, Rev., 5.00%, 11/1/2023	35,000	36,038
University of Mississippi Educational Building Corp., Facilities Refinancing Project
Rev., 3.00%, 10/1/2022	195,000	195,124
Series 2016A, Rev., 5.00%, 10/1/2022	80,000	80,178
Rev., 5.00%, 10/1/2024	195,000	204,465
University of Southern Mississippi (The), Educational Building Corp. Series 2015A, Rev., 5.00%, 3/1/2023	35,000	35,432
West Rankin Utility Authority Rev., AGM, 3.00%, 1/1/2023	25,000	25,056
Total Mississippi		9,042,924
Missouri — 2.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combine Lien, Mass Transit Sales Tax Series 2013A, 5.00%, 10/1/2022	395,000	395,810
SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combined Lien
Series 2013A, 5.00%, 10/1/2023 (b)	140,000	140,311
Series 2013A, 5.00%, 10/1/2024 (b)	25,000	25,056
Series 2013A, 5.00%, 10/1/2025 (b)	100,000	100,222
Series 2013A, 4.38%, 10/1/2033 (b)	25,000	25,042
Series 2013A, 5.00%, 10/1/2044 (b)	40,000	40,089
Cape Girardeau School District No. 63 4.00%, 3/1/2025	25,000	25,938
City of Brentwood 3.00%, 10/1/2022	135,000	135,065
City of Chesterfield 5.00%, 12/1/2023	75,000	77,396
City of Clayton 5.00%, 12/1/2022	115,000	115,773
City of Columbia, Water and Electric System
5.00%, 10/1/2022	50,000	50,107
Series 2019B, 5.00%, 10/1/2022	25,000	25,054
City of Excelsior Springs
Series 2020A, COP, 4.00%, 9/1/2022	125,000	125,000
Series 2020B, COP, 4.00%, 3/1/2023	25,000	25,203
City of Kansas City
Series 2019A, Rev., 3.00%, 12/1/2022	30,000	30,051
Series 2014A, Rev., 4.00%, 12/1/2022	35,000	35,145
Series 2019A, Rev., 5.00%, 12/1/2022	40,000	40,264
Series 2020A, Rev., 5.00%, 12/1/2022	40,000	40,264
Series 2021A, Rev., 5.00%, 12/1/2022	25,000	25,165
Series 2019A, Rev., 5.00%, 12/1/2023	35,000	36,110
City of Kansas City, Special Obligation
Series B, Rev., 5.00%, 9/1/2022	135,000	135,000
Series 2009E, Rev., Zero Coupon, 2/1/2023	45,000	44,447
Series E, Rev., Zero Coupon, 2/1/2024	275,000	263,004
City of Kirkwood COP, 3.00%, 9/1/2022	25,000	25,000
City of Sedalia COP, 3.00%, 9/15/2022	65,000	65,015
City of Springfield Series 2014A, Rev., 4.00%, 9/1/2022	25,000	25,000
City of Springfield, Public Utility, Lease Purchase Agreement Rev., 5.00%, 9/1/2022	100,000	100,000
County of Clay Series 2018A, 4.00%, 5/1/2024 (b)	30,000	30,797
County of Dunklin Rev., 3.00%, 12/1/2026	400,000	402,752
County of Franklin COP, 4.00%, 11/1/2022	20,000	20,059
County of Greene, Capital Projects COP, 4.00%, 9/1/2022	80,000	80,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	135,000	135,802
County of Jackson, Special Obligation Rev., 4.00%, 12/1/2023	35,000	35,682
County of St. Louis, Special Obligation Series 2021F, Rev., 5.00%, 12/1/2022	100,000	100,659
Curators of the University of Missouri (The), System Facilities Bonds
Series 2014A, Rev., 5.00%, 11/1/2022 (b)	165,000	165,743
Series A, Rev., 5.00%, 11/1/2022	25,000	25,113
Hazelwood School District GO, 5.00%, 3/1/2023	20,000	20,264
Health and Educational Facilities Authority of the State of Missouri, BJC Health System
Series C, Rev., VRDO, LIQ : BJC Health System, 1.63%, 9/8/2022 (c)	13,110,000	13,110,000
Series 2021B, Rev., 4.00%, 5/1/2026 (c)	5,375,000	5,574,631
Health and Educational Facilities Authority of the State of Missouri, Coxhealth and Obligated Group Series 2013A, Rev., 5.00%, 11/15/2022	270,000	271,241
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Rev., 3.00%, 11/15/2022	50,000	50,055
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care
Series F, Rev., VRDO, 0.98%, 9/1/2022 (c)	40,000,000	40,000,000
Series 2014A, Rev., 5.00%, 6/1/2024 (b)	25,000	26,076
Hickman Mills C-1 School District Series 2020C-1, GO, 4.00%, 3/1/2023	50,000	50,399
Jackson County Reorganized School District No. 7, Lee's Summit R-7
GO, 4.00%, 3/1/2023	20,000	20,159
GO, 5.00%, 3/1/2023	20,000	20,257
Joplin Schools, Missouri Direct Deposit Program GO, 4.00%, 3/1/2025	100,000	100,622
Ladue School District GO, 4.00%, 3/1/2023	20,000	20,172
Metropolitan St. Louis Sewer District, Wastewater System Series 2013B, Rev., 5.00%, 5/1/2023 (b)	65,000	66,153
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	283

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Missouri Development Finance Board, Fulton State Hospital Project Rev., 5.00%, 10/1/2022	95,000	95,200
Missouri Development Finance Board, Office Building Project Series 2013A, Rev., 3.00%, 10/1/2023	50,000	50,026
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2021C, Rev., GNMA/FNMA/FHLMC, 0.35%, 11/1/2023	480,000	467,439
Missouri Joint Municipal Electric Utility Commission, Prairie State Project Series 2015A, Rev., 5.00%, 12/1/2022	105,000	105,650
Missouri State Board of Public Buildings
Series 2014A, Rev., 5.00%, 10/1/2022	135,000	135,303
Series 2015B, Rev., 5.00%, 4/1/2023	25,000	25,393
Series 2014A, Rev., 4.00%, 10/1/2023	95,000	95,135
Series 2020B, Rev., 5.00%, 10/1/2023	30,000	30,855
Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program Series 2015B, Rev., 5.00%, 7/1/2023	25,000	25,551
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water
Series 2020A, Rev., 5.00%, 1/1/2023	290,000	292,616
Series 2013A, Rev., 5.00%, 7/1/2024	60,000	61,489
Park Hill School District of Platte County, Missouri Direct Deposit Program GO, 5.00%, 3/1/2023	40,000	40,546
Plaza at Noah's Ark Community Improvement District Rev., 3.00%, 5/1/2023	150,000	149,012
Springfield School District No. R-12, Missouri Direct Deposit Program Series 2014B, GO, 5.00%, 3/1/2023	20,000	20,273
St. Charles Community College GO, 4.00%, 2/15/2023	35,000	35,248
St. Charles County Public Water Supply District No. 2
COP, 5.00%, 12/1/2022	80,000	80,508
Series 2016B, COP, 5.00%, 12/1/2022	30,000	30,190
COP, 3.00%, 12/1/2023	45,000	45,273
Series 2016B, COP, 5.00%, 12/1/2023	50,000	50,303
St. Joseph Industrial Development Authority, Sewer System Improvements Project Series 2015B, Rev., 5.00%, 4/1/2023	20,000	20,300
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
St. Louis County Industrial Development Authority, Friendship Village Chesterfield Rev., 5.00%, 9/1/2022 (b)	50,000	50,000
Tender Option Bond Trust Receipts/ Certificates Series 2018-XG0176, Rev., VRDO, LIQ : Royal Bank of Canada, 1.62%, 9/12/2022 (c) (e)	9,500,000	9,500,000
Total Missouri		73,903,477
Montana — 0.0% ^
City of Billings Series 2012A, 3.00%, 7/1/2023	35,000	35,020
Montana Facility Finance Authority, School Health System Series 2019A, Rev., 5.00%, 1/1/2023	70,000	70,596
Montana State Board of Regents, Montana State University Series 2017D, Rev., 5.00%, 11/15/2022	50,000	50,281
Total Montana		155,897
Nebraska — 0.7%
Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 3/1/2050 (c)	970,000	992,397
City of Lincoln, Electric System
Rev., 3.00%, 9/1/2022 (b)	25,000	25,000
Rev., 5.00%, 9/1/2022 (b)	100,000	100,000
Rev., 5.00%, 9/1/2022	910,000	910,000
Rev., 2.70%, 9/1/2023	10,000	10,040
City of Lincoln, Stormwater Drainage and Flood Management System GO, 3.00%, 12/15/2023	40,000	40,350
City of Omaha
Series 2014B, GO, 5.00%, 11/15/2022	100,000	100,562
Series A, GO, 5.00%, 11/15/2022	40,000	40,225
City of Omaha, Sanitary Sewerage System
Rev., 3.25%, 11/15/2022 (b)	45,000	45,090
Rev., 4.00%, 11/15/2022 (b)	75,000	75,259
Rev., 5.00%, 11/15/2022 (b)	100,000	100,557
Rev., 5.00%, 11/15/2022	50,000	50,281
Series 2020A, Rev., 4.00%, 4/1/2025	35,000	36,316
City of Omaha, Various Purpose
Series 2012A, GO, 3.00%, 11/15/2022	50,000	50,081
Series 2012A, GO, 3.25%, 11/15/2022 (b)	75,000	75,151
SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — continued
County of Douglas, Creighton University Projects Rev., (SIFMA Municipal Swap Index Yield + 0.53%), 2.03%, 9/8/2022 (d)	16,100,000	16,081,256
Douglas County School District No. 010, Elkhorn Public Schools Series 2019, GO, 5.00%, 12/15/2022	25,000	25,198
Loup River Public Power District Rev., 5.00%, 12/1/2022	25,000	25,163
Metropolitan Utilities District of Omaha Water System Rev., 5.00%, 12/1/2022	175,000	176,185
Municipal Energy Agency of Nebraska, Power Supply System
Series 2016A, Rev., 5.00%, 4/1/2023	40,000	40,619
Series 2022A, Rev., 5.00%, 4/1/2023	105,000	106,620
Nebraska Cooperative Republican Platte Enhancement Project Series 2020A, Rev., 2.00%, 12/15/2022	445,000	444,028
Nebraska Investment Finance Authority, Single Family Housing
Series 2020A, Rev., GNMA/FNMA/FHLMC, 0.80%, 9/1/2022	85,000	85,000
Series 2018C, Rev., 2.13%, 9/1/2022	5,000	5,000
Nebraska Public Power District
Series A, Rev., 4.00%, 1/1/2023	10,000	10,055
Series B, Rev., 5.00%, 1/1/2023	40,000	40,349
Series 2020A, Rev., 0.60%, 7/1/2023 (c)	690,000	677,287
Series 2012B, Rev., 5.00%, 1/1/2025	165,000	166,323
Series 2021A, Rev., 5.00%, 1/1/2025	525,000	553,783
Series A-1, Rev., 5.00%, 1/1/2025	35,000	36,919
Omaha Public Facilities Corp., Omaha Baseball Stadium Project Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,483
Omaha Public Power District Nebraska City Station Unit 2 Series 2016A, Rev., 5.00%, 2/1/2023	20,000	20,219
Omaha Public Power District, Electric System
Series 2016A, Rev., 5.00%, 2/1/2023	80,000	80,877
Series B, Rev., 5.00%, 2/1/2025	125,000	131,107
Papillion-La Vista School District No. 27
Series 2016A, GO, 4.00%, 12/1/2022	25,000	25,104
Series 2020B, GO, 4.00%, 12/1/2022	250,000	251,038
Series 2020B, GO, 4.00%, 12/1/2023	35,000	35,678
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Nebraska — continued
Public Power Generation Agency, Whelan Energy Center Unit 2 Series 2015A, Rev., 5.00%, 1/1/2026	800,000	843,488
State of Nebraska Series 2020A, COP, 3.00%, 9/1/2023	45,000	45,300
University of Nebraska Facilities Corp., University System Facilities, Tax Exempt Series 2019B, Rev., 4.00%, 10/1/2022	35,000	35,049
University of Nebraska Facilities Corp., UNMC Cancer Center Series 2014A, Rev., 5.00%, 2/15/2023	20,000	20,242
University of Nebraska, OMAHA Student Housing Project Rev., 3.25%, 5/15/2024 (b)	60,000	60,823
Total Nebraska		22,699,502
Nevada — 0.2%
Carson City School District, Limited Tax Series 2019A, 5.00%, 6/1/2023	75,000	76,467
City of Henderson
Series 2012A, GO, 4.00%, 12/1/2022 (b)	50,000	50,209
Series 2012A, GO, 5.00%, 12/1/2022 (b)	30,000	30,203
Series 2012A, GO, 5.00%, 6/1/2023	25,000	25,163
City of Las Vegas Series 2015C, GO, 5.00%, 9/1/2022	50,000	50,000
City of Las Vegas, City Hall Series 2015C, GO, 5.00%, 9/1/2024	125,000	131,209
Clark County School District, Limited Tax
Series 2016B, 5.00%, 6/15/2023	225,000	229,494
Series 2016D, 5.00%, 6/15/2023	75,000	76,498
Clark County School District, Limited Tax, Various Purpose Series 2016F, 3.00%, 6/15/2026	100,000	100,052
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien
Series 2019D, 5.00%, 7/1/2023	1,120,000	1,143,114
Series 2019D, 5.00%, 7/1/2024	400,000	417,559
Series 2019D, 5.00%, 7/1/2025	40,000	42,754
Series A-2, 5.00%, 7/1/2025	125,000	130,633
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien, McCarran International Airport Series 2019A, 5.00%, 7/1/2023	190,000	193,890
County of Clark, Flood Control, Limited Tax
5.00%, 11/1/2022	60,000	60,263
Series 2020B, 5.00%, 11/1/2022	30,000	30,132
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	285

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nevada — continued
County of Clark, Indexed Fuel Tax and Subordinate Motor Vehicle Fuel Tax 5.00%, 7/1/2025	710,000	757,484
County of Clark, Las Vegas Convention and Visitors Authority, Limited Tax 5.00%, 7/1/2023	20,000	20,429
County of Clark, Limited Tax
Series 2016A, 5.00%, 11/1/2022	125,000	125,548
Series 2019A, 5.00%, 12/1/2022	170,000	171,121
5.00%, 6/1/2023	35,000	35,679
Series 2016B, 5.00%, 11/1/2023	25,000	25,741
Series 2016B, 5.00%, 11/1/2024	45,000	47,414
County of Clark, Nevada Power Co. 1.65%, 1/1/2036 (c)	1,600,000	1,588,408
County of Clark, Park Improvement, Limited Tax 5.00%, 12/1/2024	25,000	26,391
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, 5.00%, 7/1/2023	25,000	25,516
County of Clark, Sales and Excise Tax 5.00%, 7/1/2023	25,000	25,537
County of Clark, Transportation Improvement, Limited Tax
Series 2018B, 5.00%, 12/1/2023	20,000	20,634
Series 2018B, 5.00%, 12/1/2025	35,000	37,769
Series 2019B, 5.00%, 6/1/2026	300,000	326,843
County of Washoe, Fuel Tax Rev., 5.00%, 2/1/2023	35,000	35,391
County of Washoe, Sales Tax Series 2016A, Rev., 5.00%, 12/1/2022	140,000	140,944
Las Vegas Valley Water District, Limited Tax Series 2016B, GO, 5.00%, 6/1/2023	20,000	20,391
Las Vegas Valley Water District, Water Improvement, Limited Tax Series 2016A, GO, 5.00%, 6/1/2023	65,000	66,271
Nevada Housing Division, Whittell Pointe Apartments Rev., 0.30%, 10/1/2022 (c)	175,000	174,576
Nevada System of Higher Education Rev., 5.00%, 7/1/2023	25,000	25,510
State of Nevada Series 2012-A, GO, 4.00%, 11/1/2024	55,000	55,026
State of Nevada Highway Improvement, Motor Vehicle Fuel Tax
Rev., 4.00%, 12/1/2022	295,000	296,298
Rev., 5.00%, 12/1/2022	110,000	110,753
Series 2020A, Rev., 5.00%, 12/1/2022	245,000	246,677
Rev., 5.00%, 12/1/2023	40,000	41,318
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Nevada — continued
State of Nevada, Capital Improvement and Cultural Affairs
Series 2015B, GO, 5.00%, 11/1/2022	85,000	85,387
Series 2015B, GO, 5.00%, 11/1/2024	25,000	26,395
Series 2015B, GO, 5.00%, 11/1/2025	20,000	21,316
State of Nevada, Limited Tax
Series 2015C, GO, 5.00%, 11/1/2022	25,000	25,114
Series 2015E, GO, 5.00%, 2/1/2023	20,000	20,228
Washoe County School District, Limited Tax
GO, 5.00%, 10/1/2022	45,000	45,099
Series A, GO, PSF-GTD, 5.00%, 6/1/2023	25,000	25,495
Total Nevada		7,484,343
New Hampshire — 0.0% ^
City of Dover
Series 2017B, GO, 5.00%, 12/15/2022	50,000	50,395
GO, 5.00%, 6/15/2023	35,000	35,740
City of Keene
GO, 4.00%, 11/1/2022	30,000	30,087
GO, NATL-RE, 5.00%, 3/1/2023	20,000	20,271
City of Nashua GO, 5.00%, 9/15/2022	25,000	25,025
County of Rockingham, Municipal Purpose Loan GO, 3.00%, 5/15/2023	30,000	30,153
New Hampshire Health and Education Facilities Authority Act, Concord Hospital Series 2013A, Rev., 4.00%, 10/1/2022 (b)	660,000	660,855
New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University Rev., 5.00%, 1/1/2023 (b)	40,000	40,353
New Hampshire State Turnpike System Series 2015A, Rev., 5.00%, 10/1/2022	110,000	110,247
State of New Hampshire Series 2020C, GO, 5.00%, 12/1/2022	35,000	35,240
State of New Hampshire, Capital Improvement Series 2018A, GO, 5.00%, 12/1/2022	145,000	145,992
Windham School District Series 2014A, GO, 5.00%, 7/15/2024	60,000	62,664
Total New Hampshire		1,247,022
New Jersey — 9.3%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project
Series 2016B, AGM, 5.00%, 9/1/2022	45,000	45,000
SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Series 2016A, AGM, 5.00%, 7/1/2023	30,000	30,569
Atlantic County Improvement Authority (The), The Egg Harbor Township Golf Corp., Project AGM, 5.00%, 11/1/2022	30,000	30,125
Barrington Board of Education 4.00%, 4/1/2023	35,000	35,313
Bergen County Improvement Authority (The), Guaranteed Fort Lee Board of Education
GTD, 5.00%, 12/1/2022	75,000	75,504
GTD, 4.00%, 12/1/2027 (b)	45,000	45,188
Bergen County Improvement Authority (The), Guaranteed Governmental Loan GTD, 5.00%, 10/15/2022	30,000	30,098
Bergen County Improvement Authority (The), Saddle Brook Project GTD, 5.00%, 9/1/2022	35,000	35,000
Borough of Alpine 2.00%, 11/16/2022	2,325,311	2,322,427
Borough of Bloomingdale 2.00%, 2/22/2023	8,676,000	8,650,133
Borough of Cliffside Park 1.25%, 9/30/2022	5,510,000	5,504,551
Borough of Englewood Cliffs GO, BAN, 2.00%, 2/17/2023	5,945,049	5,926,788
Borough of Fair Haven GO, 4.00%, 10/1/2022	25,000	25,034
Borough of Flemington GO, BAN, 1.50%, 10/27/2022	5,984,000	5,974,565
Borough of Frenchtown GO, BAN, 1.50%, 10/21/2022	1,285,183	1,283,609
Borough of Glen Ridge GO, BAN, 4.00%, 7/13/2023	4,434,625	4,469,901
Borough of Haddonfield GO, BAN, 2.00%, 2/17/2023	11,038,750	11,005,846
Borough of Haledon GO, 2.00%, 10/15/2022	45,000	44,957
Borough of Haworth GO, BAN, 1.50%, 11/10/2022	2,436,000	2,430,942
Borough of Hawthorne GO, BAN, 1.50%, 9/9/2022	2,696,500	2,695,856
Borough of High Bridge GO, BAN, 3.25%, 6/15/2023	2,408,350	2,414,285
Borough of Hopatcong GO, BAN, 3.75%, 7/21/2023	3,467,585	3,483,543
Borough of Kinnelon GO, BAN, 1.50%, 9/30/2022	1,304,000	1,302,917
Borough of Lakehurst GO, 2.50%, 12/1/2022	40,000	39,975
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Borough of Metuchen GO, 2.25%, 9/1/2022	145,000	145,000
Borough of Morris Plains GO, BAN, 1.50%, 12/9/2022	1,415,880	1,411,605
Borough of Oakland, General Improvement GO, 3.00%, 12/1/2022	50,000	50,091
Borough of Ogdensburg GO, BAN, 1.50%, 10/28/2022	1,239,000	1,236,972
Borough of Paramus GO, BAN, 1.50%, 10/14/2022	14,409,000	14,391,405
Borough of Pitman Series A, GO, BAN, 1.50%, 12/13/2022	4,287,927	4,274,895
Borough of Ramsey GO, BAN, 3.50%, 6/2/2023	10,514,000	10,556,317
Borough of Riverdale GO, BAN, 3.75%, 9/7/2023 (f)	8,496,000	8,549,887
Borough of Rutherford GO, 3.00%, 11/1/2022	65,000	65,080
Borough of Seaside Heights GO, AGM, 2.75%, 12/1/2022	25,000	25,022
Borough of South River, General Improvement
GO, 3.00%, 12/1/2022	55,000	55,094
GO, 4.00%, 12/1/2022	65,000	65,270
Borough of Spotswood, Water and Sewer Utilities GO, 2.25%, 12/1/2022	25,000	25,003
Borough of Waldwick GO, 2.00%, 11/1/2022	50,000	49,952
Brick Township Board of Education 4.00%, 1/1/2025	35,000	36,148
Brick Township Municipal Utilities Authority (The) Series 2016A, GTD, 5.00%, 12/1/2022	40,000	40,264
Burlington County Bridge Commission, Governmental Leasing Program
5.00%, 10/1/2022	95,000	95,210
Series 2014A, GTD, 5.00%, 12/1/2022	20,000	20,135
4.00%, 4/1/2023	20,000	20,197
5.00%, 4/15/2023	25,000	25,415
Burlington County Bridge Commission, Governmental Loan Program
GTD, 5.00%, 12/1/2022	240,000	241,619
Series 2013A, GTD, 5.00%, 12/1/2023	80,000	80,533
Burlington County Bridge Commission, Guaranteed Bridge System GTD, 5.00%, 10/1/2022	135,000	135,299
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	287

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Camden County Improvement Authority (The)
Series 2015A, GTD, 5.00%, 9/1/2022	25,000	25,000
Series A, GTD, 5.00%, 1/15/2023	40,000	40,389
Series 2012A, GTD, 2.25%, 6/1/2023	75,000	74,905
Series 2017B, GTD, 4.00%, 1/15/2024	25,000	25,526
Series 2015A, GTD, 5.00%, 9/1/2024	25,000	26,222
Camden County Improvement Authority (The), City Hall Project
GTD, 5.00%, 12/1/2022	75,000	75,491
GTD, 5.00%, 12/1/2025	30,000	32,325
Camden County Improvement Authority (The), Open Space Preservation Trust Fund GTD, 5.00%, 6/1/2023	50,000	50,104
City of Brigantine 4.00%, 10/15/2022	75,000	75,156
City of Clifton
4.00%, 10/15/2022	70,000	70,147
3.00%, 10/15/2023	20,000	20,015
City of Elizabeth
GO, AGM, 2.50%, 4/1/2023	25,000	25,012
GO, 3.00%, 4/1/2023	25,000	25,083
City of Englewood GO, 3.00%, 2/1/2023	115,000	115,325
City of Hoboken, Packaging Utility GO, 5.00%, 1/1/2023	25,000	25,203
City of Jersey City Series 2017A, GO, 4.00%, 11/1/2022	100,000	100,277
City of Long Branch
Series 2020A, GO, 5.00%, 9/15/2022	50,000	50,050
Series 2020A, GO, 5.00%, 9/15/2025	30,000	32,118
City of New Brunswick GO, 4.00%, 3/15/2023	40,000	40,375
City of New Brunswick, Redevelopment Area, Cultural Center Project GO, AGM, 4.00%, 9/15/2022	34,000	34,022
City of Newark Series 2020A, GO, AGM, 5.00%, 10/1/2023	1,000,000	1,024,266
City of Ocean City, General Improvement
Series 2020A&B, GO, 3.00%, 10/15/2022	25,000	25,024
GO, 4.00%, 12/15/2022	50,000	50,254
GO, 4.00%, 9/15/2023	120,000	122,024
GO, 4.00%, 9/15/2025	40,000	41,768
City of Orange Township GO, 4.00%, 12/1/2022	25,000	25,096
City of Plainfield GO, 4.00%, 9/15/2022	25,000	25,016
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
City of Rahway
GO, 4.00%, 4/15/2023	100,000	101,049
GO, 4.00%, 8/1/2023	25,000	25,377
GO, 4.00%, 10/1/2023	25,000	25,441
City of Sea Isle City
GO, 3.00%, 9/1/2022	20,000	20,000
GO, 3.00%, 9/1/2023	45,000	45,260
City of Summit GO, 5.00%, 11/1/2022	20,000	20,090
County of Atlantic 0.50%, 6/1/2024	1,805,000	1,715,002
County of Bergen
5.00%, 10/15/2022	65,000	65,217
3.00%, 11/1/2022	50,000	50,066
County of Burlington, General Improvement Series 2016A-1, 4.00%, 9/1/2022	155,000	155,000
County of Essex
Series A, GO, 2.00%, 9/1/2022	25,000	25,000
Series A, GO, 4.00%, 9/1/2022	20,000	20,000
GO, 5.00%, 9/1/2022	35,000	35,000
Series AC, GO, 5.00%, 3/1/2023	25,000	25,336
GO, 3.00%, 8/1/2023	25,000	25,153
Series A, GO, 4.00%, 9/1/2023	20,000	20,327
County of Essex, Vocational School Bonds Series 2017B, GO, 5.00%, 9/1/2022	125,000	125,000
County of Gloucester
Series 2019A, GO, 5.00%, 9/15/2022	65,000	65,063
Series 2017B, GO, 4.00%, 10/15/2022	125,000	125,253
County of Hudson
GO, 5.00%, 12/1/2022	215,000	216,353
GO, 5.00%, 12/1/2023	25,000	25,755
Series B, GO, 4.00%, 7/1/2025	40,000	41,503
County of Mercer, County College GO, 3.00%, 6/1/2023	20,000	20,076
County of Middlesex
Series 2019A, GO, 4.00%, 11/15/2022	20,000	20,071
GO, 3.00%, 1/15/2023	15,000	15,041
GO, 4.00%, 1/15/2023	20,000	20,128
County of Middlesex, Civic Square II Redevelopment Associates LLC COP, 4.00%, 6/15/2023	25,000	25,302
County of Middlesex, Civic Square III Redevelopment Associates LLC COP, 4.00%, 6/15/2023	100,000	101,208
County of Middlesex, Civic Square IV Redevelopment Associates LLC COP, 5.00%, 10/15/2022	50,000	50,156
SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
County of Monmouth GO, 5.00%, 7/15/2023	25,000	25,576
County of Morris
GO, 4.00%, 10/15/2022	25,000	25,051
GO, 4.00%, 2/1/2023	25,000	25,172
County of Ocean, General Improvement
GO, 4.00%, 9/1/2022	45,000	45,000
GO, 5.00%, 10/1/2022	45,000	45,101
County of Passaic
Series 2015A, GO, 4.00%, 12/1/2022	20,000	20,085
Series 2016A, GO, 4.00%, 12/1/2022	125,000	125,534
County of Passaic, Consisting of General Improvement and College GO, 5.00%, 4/1/2023	25,000	25,389
County of Passaic, Vocational School Series 2018B, GO, 4.00%, 12/1/2024	165,000	170,385
County of Somerset GO, BAN, 1.00%, 9/7/2022	75,000	74,987
County of Somerset, General Improvement Series 2013A/B, GO, 2.50%, 10/1/2022	100,000	100,015
County of Sussex GO, 4.00%, 9/1/2022	25,000	25,000
County of Union Series B, GO, 3.00%, 3/1/2023	40,000	40,024
County of Union, Vocational Technical School GO, 5.00%, 3/1/2023	45,000	45,603
Cumberland County Improvement Authority (The), County Correctional Facility Project Rev., 5.00%, 10/1/2022	20,000	20,044
East Brunswick Township Board of Education GO, 5.00%, 11/1/2022	45,000	45,204
Egg Harbor Township School District GO, 5.00%, 9/15/2022	65,000	65,063
Essex County Improvement Authority Series 2006, Rev., AMBAC, 5.25%, 12/15/2022	205,000	206,677
Essex County Improvement Authority, County Guaranteed Project Rev., 5.00%, 10/1/2022	50,000	50,106
Fair Lawn Board of Education GO, 3.13%, 9/1/2022	20,000	20,000
Franklin Township Board of Education GO, 3.00%, 2/1/2023 (b)	40,000	40,111
Freehold Township Board of Education
GO, 5.00%, 2/15/2023	85,000	86,018
GO, 5.00%, 7/15/2023	25,000	25,052
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Garden State Preservation Trust, Open Space and Farmland Preservation
Series 2003B, Rev., AGM, Zero Coupon, 11/1/2022	105,000	104,574
Series 2012A, Rev., 5.00%, 11/1/2022	245,000	245,924
Gloucester County Improvement Authority (The)
Series 2011A, Rev., 5.00%, 7/15/2023	20,000	20,449
Series 2013A, Rev., 5.00%, 9/1/2023	40,000	40,513
Series 2013A, Rev., 5.00%, 9/1/2024	15,000	15,187
Gloucester County Improvement Authority (The), GCSSSD/GCVTSD Project Rev., 4.00%, 5/15/2023	35,000	35,413
Hainesport Township School District GO, 5.00%, 1/15/2024	35,000	36,190
Holmdel Township School District GO, 4.00%, 3/15/2023	25,000	25,214
Hopewell Valley Regional School District GO, 3.25%, 1/15/2025	25,000	25,324
Hudson County Improvement Authority, Capital Appreciation Series 2006A-1, Rev., NATL-RE, Zero Coupon, 12/15/2022	150,000	148,877
Hudson County Improvement Authority, Courthouse Project Rev., 4.00%, 10/1/2025	40,000	41,766
Hudson County Improvement Authority, Vocational-Technical Schools Project Rev., 5.00%, 5/1/2023	270,000	274,645
Jefferson Township School District GO, 4.00%, 9/15/2022 (b)	50,000	50,031
Lenape Regional High School District GO, 5.00%, 3/15/2023	20,000	20,266
Mainland Regional High School District GO, 4.00%, 10/15/2022	175,000	175,343
Mercer County Improvement Authority (The) Series A, Rev., 5.00%, 11/1/2022	70,000	70,313
Middlesex County Improvement Authority, Capital Equipment and Improvement Rev., 2.00%, 9/15/2022	125,000	124,988
Middlesex County Improvement Authority, Open Space Trust Fund
Rev., 4.00%, 12/15/2022	65,000	65,330
Series 2011, Rev., 3.00%, 9/15/2023	30,000	30,016
Middlesex County Improvement Authority, Perth Amboy Franchise Acquisit Series 1999B, Rev., AMBAC, Zero Coupon, 9/1/2022	180,000	180,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	289

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Middletown Township Board of Education GO, 2.25%, 8/1/2024	720,000	715,546
Monmouth County Improvement Authority (The), Governmental Pooled Loan Project
Rev., 5.00%, 12/1/2022	395,000	397,704
Series 2019B, Rev., 5.00%, 12/1/2022	50,000	50,342
Morris County Improvement Authority, Morris Hills Regional District Project Rev., 5.00%, 10/1/2022 (b)	100,000	100,222
Mount Olive Township Board of Education GO, 4.00%, 7/15/2023	20,000	20,278
New Brunswick Parking Authority, Tax-Exempt Series 2020B, Rev., 5.00%, 9/1/2022	475,000	475,000
New Jersey Economic Development Authority, Department of the Treasury Series 2005N1, Rev., AMBAC, 5.50%, 9/1/2024	1,375,000	1,447,814
New Jersey Economic Development Authority, Motor Vehicle Surcharges Series 2017A, Rev., 5.00%, 7/1/2023	50,000	51,053
New Jersey Economic Development Authority, School Facilities Construction
Series KK, Rev., 5.00%, 9/1/2022 (b)	60,000	60,000
Series 2013NN, Rev., 5.00%, 3/1/2023 (b)	30,000	30,388
Series 2021QQQ, Rev., 5.00%, 6/15/2023	165,000	167,932
Series XX, Rev., 5.00%, 6/15/2023	2,710,000	2,758,159
Series 2012-II, Rev., 3.00%, 3/1/2024	350,000	350,035
Series NN, Rev., 5.00%, 3/1/2024	325,000	328,484
Series XX, Rev., 5.00%, 6/15/2024	800,000	830,890
Series 2012-II, Rev., 5.00%, 3/1/2025	220,000	220,307
Series NN, Rev., 5.00%, 3/1/2025	495,000	500,313
Series 2014PP, Rev., AGM - CR, 5.00%, 6/15/2025	3,500,000	3,638,160
Series 2005N1, Rev., AGM, 5.50%, 9/1/2025	75,000	80,755
Series NN, Rev., 5.00%, 3/1/2026	525,000	530,618
Series 2013NN, Rev., 4.00%, 3/1/2027	25,000	25,108
New Jersey Economic Development Authority, Transit Corporation Projects Series B, Rev., 5.00%, 11/1/2022	1,090,000	1,094,746
New Jersey Educational Facilities Authority, Princeton University
Series 2021C, Rev., 5.00%, 3/1/2023	20,000	20,278
Series 2017B, Rev., 5.00%, 7/1/2023	25,000	25,568
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Educational Facilities Authority, Ramapo College
Series 2015B, Rev., AGM, 4.00%, 7/1/2023 (b)	10,000	10,134
Series 2017A, Rev., AGM, 5.00%, 7/1/2023 (b)	100,000	102,155
New Jersey Educational Facilities Authority, Seton Hall University Series 2013D, Rev., 3.50%, 7/1/2023	25,000	25,066
New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp. Rev., 5.00%, 7/1/2025	125,000	133,501
New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group
Series 2019B-1, Rev., 5.00%, 7/1/2024 (c)	875,000	910,375
Series 2019B-2, Rev., 5.00%, 7/1/2025 (c)	220,000	231,937
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health Obligated Group
Rev., 5.00%, 7/1/2023	20,000	20,380
Series 2017A, Rev., 5.00%, 7/1/2025	190,000	202,653
New Jersey Health Care Facilities Financing Authority, Valley Health System Obligated Rev., 5.00%, 7/1/2026	50,000	53,452
New Jersey Health Care Facilities Financing Authority, Virtual Health, Inc.
Rev., 5.00%, 1/1/2024 (b)	30,000	30,975
Rev., 5.00%, 7/1/2024	95,000	97,872
Rev., 5.00%, 7/1/2025	135,000	139,053
Rev., 5.00%, 7/1/2026	145,000	149,336
New Jersey Higher Education Student Assistance Authority, Senior Student Loan
Series 2019A, Rev., 5.00%, 12/1/2022	40,000	40,267
Series 2019A, Rev., 5.00%, 12/1/2024	40,000	42,279
New Jersey Housing and Mortgage Finance Agency, Multi-Family Series 2019B, Rev., 1.50%, 5/1/2023	90,000	89,353
New Jersey Housing and Mortgage Finance Agency, NBA-New Brunswick LLC Series C2, Rev., 3.13%, 8/1/2024 (c)	5,100,000	5,068,531
New Jersey Housing and Mortgage Finance Agency, Riverside Senior Apartments Project Series 2019D, Rev., 2.03%, 12/1/2022	2,035,000	2,033,395
SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
New Jersey Housing and Mortgage Finance Agency, Riverside Village Family Apartment Series 2019F, Rev., 1.35%, 12/1/2022	130,000	129,650
New Jersey Infrastructure Bank, Environmental Infrastructure
Series 2020A-R1, Rev., 3.00%, 9/1/2022	150,000	150,000
Series 2012A-R, Rev., 4.00%, 9/1/2022	470,000	470,000
Series 2007A, Rev., 5.00%, 9/1/2022	140,000	140,000
Series 2007-C, Rev., 5.00%, 9/1/2022	50,000	50,000
Series 2014A, Rev., 5.00%, 9/1/2022	25,000	25,000
Series 2015A-1, Rev., 5.00%, 9/1/2022	25,000	25,000
Series 2016A-1, Rev., 5.00%, 9/1/2022	80,000	80,000
Series 2016A2, Rev., 5.00%, 9/1/2022	65,000	65,000
Series 2016A-R1, Rev., 5.00%, 9/1/2022	70,000	70,000
Series 2016A-R2, Rev., 5.00%, 9/1/2022	75,000	75,000
Series 2020A-1, Rev., 5.00%, 9/1/2022	40,000	40,000
Series 2002A, Rev., 5.25%, 9/1/2022	50,000	50,000
Series 2020A-R1, Rev., 3.00%, 9/1/2023	40,000	40,267
Series 2012A-R, Rev., 4.00%, 9/1/2023	165,000	167,766
Series 2007A, Rev., 5.00%, 9/1/2023	10,000	10,266
Rev., 5.00%, 9/1/2024	35,000	36,788
New Jersey Sports and Exposition Authority
Series 2018A, Rev., 5.00%, 9/1/2022	70,000	70,000
Series 2018A, Rev., 5.00%, 9/1/2024	190,000	197,701
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series 2016A-1, Rev., 5.00%, 6/15/2023	1,000,000	1,017,849
Series 2018A, Rev., 5.00%, 6/15/2023	35,000	35,625
New Jersey Transportation Trust Fund Authority, Transportation System
Series 2006A, Rev., NATL-RE, 4.25%, 12/15/2022	50,000	50,196
Series 2006A, Rev., 5.25%, 12/15/2022	250,000	252,067
Series 2006A, Rev., AMBAC, 5.25%, 12/15/2022	190,000	191,279
Series 2006A, Rev., AGM - CR, 5.25%, 12/15/2022	75,000	75,609
Series B, Rev., AMBAC, 5.25%, 12/15/2022	155,000	156,044
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Series 2006A, Rev., 5.50%, 12/15/2022	90,000	90,808
Series 2006A, Rev., AGM - CR, 5.50%, 12/15/2022	215,000	216,898
Series 2004A, Rev., NATL-RE, 5.75%, 6/15/2023	50,000	51,095
Series 2008A, Rev., Zero Coupon, 12/15/2023	140,000	134,495
Series 2010D, Rev., 5.00%, 12/15/2023	20,000	20,550
Series 2006A, Rev., 5.50%, 12/15/2023	45,000	46,520
Series 2006C, Rev., AMBAC, Zero Coupon, 12/15/2024	2,400,000	2,235,525
Series 2013AA, Rev., 5.00%, 6/15/2027	1,500,000	1,525,100
New Jersey Turnpike Authority
Series 2012B, Rev., 5.00%, 1/1/2023 (b)	125,000	126,124
Series 2013F, Rev., 5.00%, 1/1/2023 (b)	20,000	20,180
Series 2014A, Rev., 5.00%, 1/1/2027	1,050,000	1,095,129
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), South Ward Police Facility Rev., AGM, 5.00%, 12/1/2022	40,000	40,253
North Bergen Township Board of Education COP, 4.00%, 12/15/2022	75,000	75,338
Old Bridge Township Municipal Utilities Authority Series 2014C, Rev., 5.00%, 11/1/2022	20,000	20,088
Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.00%, 6/15/2023	25,000	25,509
Passaic County Improvement Authority (The), Preakness Healthcare Center Expansion Project Rev., 2.63%, 5/1/2023	100,000	100,015
Passaic County Utilities Authority, Solid Waste Disposal Rev., 4.50%, 3/1/2024	75,000	77,288
Passaic Valley Sewerage Commission, Sewer System Series G, Rev., 5.75%, 12/1/2022	200,000	201,585
Pequannock Township Board of Education GO, 4.00%, 1/15/2025	50,000	51,725
Pleasantville School District GO, AGM, 2.38%, 2/15/2023	25,000	24,995
Ramsey School District GO, 3.13%, 1/15/2023	25,000	25,082
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	291

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Rancocas Valley Regional High School District GO, 5.00%, 2/1/2023	60,000	60,645
Readington Township Board of Education GO, 5.00%, 7/15/2023	25,000	25,550
Rutgers The State University of New Jersey Series 2016M, Rev., 5.00%, 5/1/2024	25,000	26,003
Somerdale School District GO, 3.38%, 9/1/2022	40,000	40,000
Somerset County Improvement Authority, Bridgewater, Hillsborough and Bernards Property Acquisition Project Rev., 4.00%, 10/1/2022	25,000	25,036
Somerset County Improvement Authority, County Guaranteed Lease, Township of Montgomery Project Rev., 5.00%, 9/1/2022	35,000	35,000
South Brunswick Township Board of Education GO, 5.00%, 8/1/2024	45,000	46,570
South Harrison Township School District GO, 4.00%, 1/15/2023	25,000	25,149
South Jersey Transportation Authority, Transportation System Series 2012A, Rev., 5.00%, 11/1/2022 (b)	100,000	100,434
South Orange and Maplewood School District
GO, 2.00%, 11/1/2022	125,000	124,923
GO, 4.00%, 1/15/2023	25,000	25,157
GO, 5.00%, 1/15/2023	25,000	25,249
Southampton School District GO, 2.13%, 9/1/2022	50,000	50,000
State of New Jersey
Series 2016T, GO, 5.00%, 6/1/2023	35,000	35,622
GO, 5.00%, 6/1/2024	20,000	20,798
State of New Jersey, Various Purpose
GO, 5.00%, 6/1/2023	360,000	366,393
GO, 4.00%, 6/1/2026	40,000	40,373
GO, 5.00%, 6/1/2026	65,000	69,102
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 5.00%, 6/1/2023	1,865,000	1,901,481
Series 2018A, Rev., 5.00%, 6/1/2025	805,000	855,397
Town of Hammonton
GO, BAN, 1.00%, 11/3/2022	1,705,250	1,700,667
GO, 4.00%, 3/1/2023	30,000	30,041
Town of Morristown GO, 5.00%, 3/1/2023	25,000	25,330
Town of Westfield, General Improvement GO, 2.00%, 9/15/2022	65,000	64,994
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Township of Aberdeen 1.50%, 10/14/2022	10,362,135	10,349,357
Township of Allamuchy, General Improvement 2.50%, 12/1/2022	30,000	30,011
Township of Alloway 4.00%, 12/1/2022	35,000	35,134
Township of Berlin 5.00%, 1/1/2023	20,000	20,172
Township of Bloomfield Series 2022A, 2.50%, 3/23/2023	8,900,000	8,906,135
Township of Bloomfield, General Improvement 3.00%, 1/15/2023	40,000	40,096
Township of Bloomfield, General Improvement and Water Utility 5.00%, 2/1/2024	40,000	41,403
Township of Bloomfield, Water Improvement Utility 5.00%, 2/1/2023	25,000	25,271
Township of Brick 4.00%, 11/1/2022	25,000	25,068
Township of Bridgewater 4.00%, 9/1/2023	25,000	25,419
Township of Colts Neck 4.00%, 11/15/2025	40,000	41,899
Township of Delran Series A, GO, BAN, 1.50%, 12/7/2022	4,102,947	4,090,830
Township of Dennis GO, BAN, 3.25%, 6/16/2023	2,578,444	2,581,196
Township of East Amwell GO, 4.00%, 2/15/2023	25,000	25,176
Township of East Brunswick GO, 3.00%, 3/15/2023	25,000	25,102
Township of Evesham, General Improvement and Golf Utility GO, 4.00%, 5/1/2023	25,000	25,270
Township of Ewing, General Improvement GO, 2.00%, 3/1/2023	100,000	99,683
Township of Florence GO, 4.00%, 11/1/2022	25,000	25,064
Township of Hardyston GO, 4.00%, 2/1/2023	40,000	40,283
Township of Harrison GO, 4.00%, 8/1/2025	50,000	51,957
Township of Howell Series 2022A, GO, BAN, 2.50%, 3/23/2023	13,850,000	13,846,495
Township of Lakewood, General Improvement GO, 3.00%, 11/1/2022	30,000	30,036
Township of Little Egg Harbor
GO, 3.00%, 11/15/2022	25,000	25,038
Series B, GO, BAN, 4.00%, 1/26/2023	9,063,000	9,091,684
Township of Little Falls, General Improvement
GO, 4.00%, 8/15/2023	25,000	25,378
GO, 4.00%, 8/15/2025	30,000	31,146
SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Township of Livingston, Water and Sewer Utility GO, 4.00%, 11/1/2022	75,000	75,215
Township of Lopatcong GO, 4.00%, 9/1/2023	30,000	30,473
Township of Mahwah GO, 4.00%, 12/1/2022	70,000	70,308
Township of Montclair, School Series 2016B, GO, 4.00%, 10/1/2022	85,000	85,123
Township of Montville
GO, 3.00%, 10/1/2022	35,000	35,022
GO, 5.00%, 11/1/2022	130,000	130,586
GO, BAN, 1.50%, 11/10/2022	5,750,000	5,738,281
Township of Moorestown, General Improvement and Water Sewer Utility GO, 5.00%, 2/1/2023	25,000	25,281
Township of Moorestown, Water and Sewer Utility GO, 5.00%, 2/1/2023	25,000	25,281
Township of Nutley GO, 2.25%, 4/15/2023	45,000	44,949
Township of Parsippany-Troy Hills GO, 5.00%, 7/15/2023	40,000	40,086
Township of Parsippany-Troy Hills, Golf Recreation Utility GO, 3.00%, 6/1/2023	35,000	35,159
Township of Pequannock GO, BAN, 4.00%, 7/12/2023	3,752,000	3,778,906
Township of Piscataway GO, 5.00%, 12/1/2022	45,000	45,302
Township of Plainsboro GO, BAN, 1.50%, 11/10/2022	8,000,000	7,983,390
Township of Randolph, Various Purpose GO, 3.00%, 10/15/2022	45,000	45,041
Township of Readington, General Improvement GO, 5.00%, 1/15/2025	25,000	26,434
Township of River Vale
GO, 4.00%, 6/15/2023	35,000	35,442
GO, BAN, 4.00%, 7/14/2023	3,158,000	3,184,529
Township of South Brunswick
GO, 5.00%, 9/1/2022	30,000	30,000
GO, 4.00%, 10/1/2022	30,000	30,041
Township of South Hackensack GO, BAN, 2.00%, 2/16/2023	1,332,500	1,328,674
Township of South Orange Village GO, BAN, 4.00%, 7/5/2023	20,868,000	21,113,182
Township of Stafford
Series 2022A, GO, BAN, 3.00%, 10/25/2022	3,220,000	3,222,065
Series 2014B, GO, 5.00%, 2/1/2023	30,000	30,330
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Township of Toms River GO, 4.00%, 12/1/2022	125,000	125,500
Township of Toms River, General Improvement
GO, 4.00%, 10/15/2022	100,000	100,195
Series 2016A, GO, 5.00%, 11/15/2022	40,000	40,212
Township of Toms River, General Improvement, Golf Utility Improvement Series 2011A, GO, 3.00%, 12/15/2023	45,000	45,303
Township of Union, General Improvement GO, 4.00%, 2/1/2023	25,000	25,174
Township of Upper Freehold GO, BAN, 2.50%, 3/23/2023	9,900,000	9,898,591
Township of Voorhees GO, 1.75%, 9/15/2022	25,000	24,992
Township of Washington GO, 4.00%, 3/1/2025	30,000	30,993
Township of Wayne GO, 4.00%, 11/1/2022	50,000	50,146
Township of West Deptford GO, 3.00%, 9/1/2026	100,000	100,850
Township of West Milford GO, BAN, 1.00%, 9/16/2022	245,000	244,730
Township of West Orange Series 2021A, GO, 2.00%, 11/11/2022	1,325,000	1,324,303
Union County Improvement Authority, College Cranford Facility Rev., 3.00%, 12/1/2022	70,000	70,123
Village of Ridgewood GO, BAN, 1.50%, 1/25/2023	34,432,500	34,290,063
Washington Township Fire District No.1, Gloucester GO, 1.00%, 5/1/2023	250,000	246,517
Washington Township Municipal Utilities Authority Series 2021A, Rev., 4.00%, 2/1/2023	25,000	25,163
West Essex Regional School District GO, 5.00%, 11/1/2022	40,000	40,182
West Windsor-Plainsboro Regional School District GO, 4.00%, 9/15/2022	75,000	75,048
Woodland Park School District GO, 5.00%, 4/15/2023	100,000	101,591
Wyckoff Township School District GO, 3.00%, 4/1/2023 (b)	25,000	25,095
Total New Jersey		290,604,430
New Mexico — 0.0% ^
Bloomfield School District No. 6 2.00%, 10/1/2022	25,000	24,990
City of Albuquerque Series 2014A, 4.00%, 7/1/2037 (b)	25,000	25,339
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	293

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — continued
City of Albuquerque, Lodgers Tax and Improvement Series 2014A, 3.50%, 7/1/2032 (b)	20,000	20,184
City of Roswell, Joint Water and Sewer Improvement Series B, Rev., 5.00%, 6/1/2023	25,000	25,485
County of Los Alamos, Gross Receipts Tax Rev., 5.00%, 6/1/2023	25,000	25,474
Hobbs School District No. 16 Series 2014B, GO, 5.00%, 9/15/2022	150,000	150,151
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund
Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,497
Series 2019B, Rev., 5.00%, 6/1/2023	35,000	35,695
Series 2020B, Rev., 5.00%, 6/1/2023	25,000	25,496
Series 2016C, Rev., 5.00%, 6/1/2024	25,000	26,120
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt
Series 2017D, Rev., 5.00%, 6/15/2023	120,000	122,501
Series 2019C-1, Rev., 5.00%, 6/15/2023	40,000	40,834
Series 2017B, Rev., 3.50%, 6/15/2024	50,000	50,984
Series 2018C-1, Rev., 4.00%, 6/15/2024	30,000	30,851
New Mexico Municipal Energy Acquisition Authority Series 2019A, Rev., LIQ : Royal Bank of Canada, 4.00%, 11/1/2022	50,000	50,121
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2025	55,000	58,457
State of New Mexico, Severance Tax Permanent Fund
Series 2015B, Rev., 5.00%, 7/1/2023	170,000	173,551
Series 2016D, Rev., 5.00%, 7/1/2023	25,000	25,522
Series 2017A, Rev., 5.00%, 7/1/2023	110,000	112,298
University of New Mexico (The), Subordinate Lien System
Series 2016A, Rev., 5.00%, 6/1/2023	40,000	40,746
Series 2014C, Rev., 5.00%, 6/1/2024	25,000	26,050
Village of Los Lunas Rev., 3.00%, 4/1/2023	20,000	20,047
Total New Mexico		1,136,393
New York — 20.7%
Albany City School District Series 2022A, 2.50%, 3/24/2023	85,135,156	85,099,109
Amherst Central School District 5.00%, 2/1/2023	70,000	70,794
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Arlington Central School District
Series 2012B, 4.00%, 12/15/2022	25,000	25,120
5.00%, 5/15/2023	10,000	10,183
Baldwinsville Central School District 5.00%, 9/15/2022	50,000	50,050
Battery Park City Authority
Series 2013A, 4.00%, 11/1/2022	60,000	60,176
Series 2013A, 5.00%, 11/1/2022	75,000	75,342
Battery Park City Authority, Tax Exempt Series 2013A, 5.00%, 11/1/2026	70,000	72,150
Bay Shore Union Free School District 5.00%, 1/15/2023	15,000	15,150
Bedford Central School District, Boces Project 3.00%, 11/15/2023	25,000	25,034
Berlin Central School District 4.00%, 6/28/2023	8,635,000	8,642,614
Bethlehem Central School District 5.00%, 6/15/2023	20,000	20,423
Brentwood Union Free School District 4.50%, 11/15/2022	25,000	25,116
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
3.00%, 7/1/2023	255,000	252,990
3.00%, 7/1/2024	610,000	598,051
3.50%, 7/1/2025	455,000	445,733
Brunswick Central School District 4.00%, 6/29/2023	7,500,000	7,547,418
Buffalo Municipal Water Finance Authority Series 2021A, AGM, 4.00%, 7/1/2023	125,000	126,611
Central Square Central School District 4.00%, 6/15/2023	25,000	25,330
City of Beacon, Public Improvement Series 2018A, 3.00%, 5/15/2023	30,000	30,130
City of Buffalo Series 2012D, AGM, 2.25%, 12/1/2022	25,000	25,003
City of Buffalo, General Improvement 5.00%, 4/1/2023	50,000	50,754
City of Ithaca GO, BAN, 2.00%, 2/17/2023	7,745,493	7,733,334
City of Ithaca, Public Improvement GO, 4.00%, 1/15/2023	25,000	25,158
City of New Rochelle GO, 5.00%, 2/15/2023	35,000	35,435
City of New York
Subseries A-1, GO, 5.00%, 10/1/2022 (b)	275,000	275,616
Series B, GO, 5.00%, 8/1/2023	50,000	50,106
Series C, GO, 5.00%, 8/1/2023	25,000	25,053
SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series D, GO, 5.00%, 8/1/2023	435,000	439,780
Series E, GO, 5.00%, 8/1/2023	65,000	65,714
Series 2013-I, GO, 5.00%, 8/1/2024	30,000	30,710
Series 2013J, GO, 5.00%, 8/1/2024	345,000	353,171
Series B, GO, 5.00%, 8/1/2024	230,000	230,479
Series D, GO, 5.00%, 8/1/2024	30,000	30,323
Series E, GO, 5.00%, 8/1/2024	160,000	161,723
Series G, GO, 5.00%, 8/1/2024	35,000	36,275
Series I, GO, 5.00%, 8/1/2024	280,000	280,583
Subseries F-1, GO, 5.00%, 3/1/2025	110,000	111,413
Series 2004A-6, GO, 5.00%, 8/1/2025	40,000	40,429
Series 2013J, GO, 5.00%, 8/1/2025	130,000	132,987
Series B, GO, 5.00%, 8/1/2025	190,000	190,440
Series C, GO, 5.00%, 8/1/2025	105,000	105,244
Series E, GO, 5.00%, 8/1/2025	85,000	85,911
Series J, GO, 5.00%, 8/1/2025	30,000	31,402
Series F, Subseries F-1, GO, 5.00%, 3/1/2026	155,000	156,983
Series D, GO, 5.00%, 8/1/2026	40,000	40,427
City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC : TD Bank NA, 1.03%, 9/1/2022 (c)	30,000,000	30,000,000
City of New York, Fiscal Year 2012 Series 2012-I, GO, 5.00%, 8/1/2023	615,000	616,306
City of New York, Fiscal Year 2012, Tax-Exempt Series I, GO, 5.00%, 8/1/2025	185,000	185,429
City of New York, Fiscal Year 2013 Series 2013E, GO, 4.50%, 8/1/2023	55,000	55,492
City of New York, Fiscal Year 2013, Tax-Exempt
Series F, Subseries F-1, GO, 5.00%, 3/1/2024	170,000	172,219
Series H, GO, 5.00%, 8/1/2025	50,000	51,149
City of New York, Fiscal Year 2014
Series I, Subseries 2014I-1, GO, 5.00%, 3/1/2023 (b)	5,000	5,066
Series 2014I-1, GO, 5.00%, 3/1/2024	75,000	77,903
Series 2014E, GO, 5.00%, 8/1/2024	35,000	35,829
Series D, Subseries D-1, GO, 5.00%, 8/1/2025	225,000	230,170
City of New York, Fiscal Year 2015
Series 1, GO, 5.00%, 8/1/2023	240,000	245,778
Series 2012I, GO, 5.00%, 8/1/2025	85,000	86,953
Series 2015A, GO, 5.00%, 8/1/2025	110,000	115,142
Series 2015A, GO, 5.00%, 8/1/2026	30,000	31,397
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
City of New York, Fiscal Year 2016 Series E, GO, 5.00%, 8/1/2024	90,000	94,414
City of New York, Fiscal Year 2017
Series 2017B-1, GO, 5.00%, 12/1/2022	145,000	145,978
Series C, GO, 5.00%, 8/1/2025	40,000	42,832
City of New York, Fiscal Year 2018
Series 2018D, GO, 5.00%, 8/1/2023	800,000	819,261
Series 2018F-1, GO, 4.00%, 4/1/2025	30,000	31,143
City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ : Barclays Bank plc, 1.08%, 9/1/2022 (c)	5,000,000	5,000,000
City of New York, Tax-Exempt
Subseries A-1, GO, 4.00%, 10/1/2022 (b)	60,000	60,081
Series A-1, GO, 5.00%, 10/1/2022 (b)	200,000	200,448
Subseries A-1, GO, 5.00%, 10/1/2022 (b)	50,000	50,112
Subseries A-1, GO, 5.00%, 8/1/2024	25,000	25,592
Subseries A-1, GO, 5.00%, 10/1/2024	70,000	70,163
Series 2015C, GO, 5.00%, 8/1/2025	30,000	31,767
Series A, Subseries A-6, GO, 5.00%, 8/1/2025	60,000	62,104
Series A, Subseries A-1, GO, 5.25%, 8/1/2025	60,000	61,513
City of Rochester Series 2018-1, GO, 4.00%, 2/15/2023	215,000	216,584
City of Syracuse, Public Improvement
Series 2015B, GO, 4.00%, 11/1/2022	45,000	45,128
Series 2019A, GO, 4.00%, 5/15/2023	20,000	20,233
City of White Plains, Public Improvement Series 2020B, GO, 5.00%, 9/15/2022	45,000	45,043
City of Yonkers
Series 2017A, GO, 5.00%, 9/1/2022	25,000	25,000
Series 2017C, GO, 5.00%, 10/1/2022	65,000	65,141
Series 2014D, GO, AGM, 3.00%, 10/15/2022	150,000	150,120
Clarkstown Central School District 2.00%, 11/15/2022	40,000	39,976
Commack Union Free School District 4.00%, 11/15/2022	175,000	175,597
Cooperstown Central School District 4.00%, 6/28/2023	5,204,000	5,241,470
Corning City School District Series A, 4.00%, 6/26/2023	5,119,500	5,173,178
County of Albany
5.00%, 9/15/2022	250,000	250,246
Series 2020A, 5.00%, 9/15/2022	50,000	50,049
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	295

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
County of Albany, Various Purpose Series 2019A, 5.00%, 9/15/2022	20,000	20,020
County of Chemung, Public Improvement 3.00%, 12/15/2022	40,000	40,072
County of Erie, Public Improvement Series A, GO, 5.00%, 9/15/2022	75,000	75,075
County of Livingston, Public Improvement GO, 4.00%, 2/1/2024	35,000	35,803
County of Nassau, General Improvement
Series 2016B, GO, 5.00%, 10/1/2022	215,000	215,450
Series C, GO, 5.00%, 10/1/2022	1,065,000	1,067,227
Series 2016A, GO, 5.00%, 1/1/2025	50,000	52,730
County of Onondaga
GO, 5.00%, 2/1/2023	25,000	25,285
GO, 5.00%, 3/15/2023	25,000	25,367
County of Orange, Various Purpose Series 2015A, GO, AGM, 5.00%, 3/1/2023	70,000	70,951
County of Putnam, Public Improvement GO, 4.00%, 1/15/2023	20,000	20,124
County of Rensselaer, Public Improvement GO, 5.00%, 9/1/2022	50,000	50,000
County of Rockland, Various Purpose GO, AGM, 2.75%, 12/1/2022	25,000	25,033
County of Schoharie, Public Improvement GO, 3.00%, 11/1/2022	20,000	20,025
County of Suffolk
Series 2015B, GO, AGM, 5.00%, 10/1/2022	20,000	20,041
Series 2017D, GO, 4.00%, 10/15/2022	100,000	100,184
Series B, GO, AGM, 4.00%, 10/15/2022	625,000	626,151
County of Ulster, Public Improvement GO, 4.50%, 11/15/2022	50,000	50,231
County of Westchester
Series 2012A, GO, 4.00%, 10/15/2022	25,000	25,054
Series 2020A, GO, 5.00%, 10/15/2022	25,000	25,083
Series 2018A, GO, 5.00%, 12/1/2022	90,000	90,616
Series 2012B, GO, 2.00%, 7/1/2023	35,000	34,937
Dunkirk City School District GO, BAN, 4.00%, 6/28/2023	7,200,000	7,251,842
Dutchess County Local Development Corp., Nuvance Health Issue Series 2019B, Rev., 5.00%, 7/1/2023	525,000	532,791
East Aurora Union Free School District GO, AGM, 5.00%, 6/15/2023	45,000	45,920
East Greenbush Central School District Series 2019A, GO, 5.00%, 12/15/2022	30,000	30,237
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured
Rev., 5.00%, 9/1/2022	75,000	75,000
Series 2017D, Rev., 5.00%, 9/1/2022	85,000	85,000
Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project
Rev., 5.00%, 5/1/2023	25,000	25,432
Series 2013A, Rev., 5.00%, 5/1/2026	195,000	198,251
Series 2013A, Rev., 5.00%, 5/1/2027	75,000	76,250
Erie County Water Authority Rev., 5.00%, 12/1/2022	245,000	246,677
Fairport Central School District GO, 4.00%, 6/15/2023	20,000	20,265
Freeport Union Free School District GO, 5.00%, 12/1/2022	50,000	50,342
Goshen Central School District GO, 2.00%, 12/1/2022	35,000	34,974
Grand Island Central School District GO, 5.00%, 12/1/2022	135,000	135,914
Greece Central School District Series B, GO, 5.00%, 12/15/2022	25,000	25,193
Greene Central School District Series B, GO, BAN, 4.00%, 6/29/2023	11,678,000	11,798,658
Greenport Union Free School District GO, BAN, 3.50%, 6/23/2023	2,880,000	2,888,095
Haverstraw-Stony Point Central School District GO, 5.00%, 10/15/2022	300,000	300,983
Hempstead Town Local Development Corp., Adelphi University Project Rev., 5.00%, 10/1/2022	40,000	40,080
Hewlett-Woodmere Union Free School District GO, 5.00%, 11/1/2022	30,000	30,137
Hudson Yards Infrastructure Corp., Second Indenture
Series 2017A, Rev., 4.00%, 2/15/2023	45,000	45,338
Series 2017A, Rev., 5.00%, 2/15/2023	565,000	571,768
Series 2017A, Rev., 5.00%, 2/15/2025	20,000	21,186
Iroquois Central School District GO, 5.00%, 6/15/2025	25,000	26,564
Island Trees Union Free School District GO, 4.00%, 8/1/2023	25,000	25,034
Lakeland Central School District GO, 5.00%, 11/15/2022	60,000	60,337
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2022 (b)	150,000	150,000
SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series 2015B, Rev., 5.00%, 9/1/2022 (b)	85,000	85,000
Series 2016B, Rev., 5.00%, 9/1/2022 (b)	30,000	30,000
Series 2016B, Rev., 5.00%, 9/1/2022	70,000	70,000
Series B, Rev., 5.00%, 9/1/2022	905,000	905,000
Series 2016B, Rev., 5.00%, 9/1/2023	220,000	225,845
Series 2020B, Rev., 0.85%, 9/1/2025 (c)	125,000	113,595
Rev., 1.00%, 9/1/2025	315,000	293,362
Series B, Rev., 5.00%, 9/1/2026	245,000	245,555
Longwood Central School District Suffolk County GO, 5.00%, 6/1/2023	20,000	20,403
Massapequa Union Free School District GO, 5.00%, 10/1/2022	20,000	20,045
Metropolitan Transportation Authority
Series 2019D-1, Rev., BAN, 5.00%, 9/1/2022	2,605,000	2,605,000
Series 2002D-1, Rev., AGM, 4.00%, 11/1/2022	40,000	40,115
Series 2002D-1, Rev., 5.00%, 11/1/2022	330,000	331,448
Series 2012B, Rev., 4.00%, 11/15/2022 (b)	95,000	95,331
Series 2012F, Rev., 4.00%, 11/15/2022	100,000	100,347
Series 2008B-2, Rev., 5.00%, 11/15/2022	440,000	442,387
Series 2008B-4, Rev., 5.00%, 11/15/2022	30,000	30,166
Series 2012B, Rev., 5.00%, 11/15/2022	25,000	25,136
Series 2012B, Rev., 5.00%, 11/15/2022 (b)	40,000	40,225
Series 2012B, Rev., AGM - CR, 5.00%, 11/15/2022 (b)	50,000	50,281
Series 2012C, Rev., 5.00%, 11/15/2022 (b)	330,000	331,793
Series 2012C, Rev., 5.00%, 11/15/2022	120,000	120,651
Series 2012E, Rev., 5.00%, 11/15/2022	130,000	130,705
Series 2012E, Rev., 5.00%, 11/15/2022 (b)	855,000	859,715
Series 2012F, Rev., 5.00%, 11/15/2022	7,935,000	7,979,429
Series 2013A, Rev., 5.00%, 11/15/2022	250,000	251,356
Series 2013B, Rev., 5.00%, 11/15/2022	65,000	65,353
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series 2013C, Rev., 5.00%, 11/15/2022	55,000	55,298
Series 2015A, Subseries 2015A-1, Rev., 5.00%, 11/15/2022	500,000	502,712
Series 2015F, Rev., 5.00%, 11/15/2022	120,000	120,651
Series 2016B, Rev., 5.00%, 11/15/2022	35,000	35,190
Series 2016D, Rev., 5.00%, 11/15/2022	60,000	60,325
Series 2017B, Rev., 5.00%, 11/15/2022	250,000	251,356
Series 2019F, Rev., BAN, 5.00%, 11/15/2022	1,000,000	1,003,972
Series A2, Rev., 5.00%, 11/15/2022	65,000	65,353
Series A-2, Rev., 5.00%, 11/15/2022	220,000	221,193
Subseries B-1, Rev., 5.00%, 11/15/2022	120,000	120,663
Subseries B-2, Rev., 5.00%, 11/15/2022 (b)	20,000	20,112
Series 2020A-1, Rev., BAN, 5.00%, 2/1/2023	1,365,000	1,375,787
Series 2013A, Rev., 5.00%, 5/15/2023 (b)	60,000	61,071
Series 2013A, Rev., AGM - CR, 5.00%, 5/15/2023 (b)	30,000	30,536
Series 2002D-1, Rev., 5.00%, 11/1/2023	125,000	125,528
Series 2012F, Rev., 5.00%, 11/15/2023	235,000	236,226
Series 2014C, Rev., 5.00%, 11/15/2023	240,000	247,098
Series 2017B, Rev., 5.00%, 11/15/2023	175,000	180,186
Series A-1, Rev., 5.00%, 11/15/2023	35,000	36,035
Series 2012F, Rev., 5.00%, 11/15/2024	295,000	296,394
Series 2017B, Rev., 5.00%, 11/15/2024	250,000	261,168
Series 2012D, Rev., 5.00%, 11/15/2025	140,000	140,657
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2002B-1, Rev., 3.00%, 11/1/2022	40,000	40,054
Series 2012A, Rev., 4.00%, 11/15/2022	65,000	65,230
Series B-1, Rev., 4.00%, 11/15/2022	305,000	306,081
Series 2012A, Rev., 5.00%, 11/15/2022	150,000	150,829
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	297

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series 2017A, Rev., 5.00%, 11/15/2022	105,000	105,580
Series B-2, Rev., 5.00%, 11/15/2022	180,000	180,995
Subseries B-1, Rev., 5.00%, 11/15/2022	130,000	130,719
Series 2012A, Rev., 5.00%, 11/15/2023	1,065,000	1,070,558
Series 2016A, Rev., 5.00%, 11/15/2023	100,000	103,183
Series 2017A, Rev., 5.00%, 11/15/2023	10,000	10,318
Series 2012A, Rev., 5.00%, 11/15/2024	675,000	678,426
Series 2013B-1, Rev., 5.00%, 11/15/2024	125,000	128,479
Series 2012A, Rev., 5.00%, 11/15/2025	1,640,000	1,648,526
Series 2012A, Rev., 5.00%, 11/15/2026	380,000	381,975
Series 2012A, Rev., 5.00%, 11/15/2027	25,000	25,130
Middletown City School District GO, 5.00%, 9/15/2022	25,000	25,025
Monroe County Industrial Development Corp., Rochester General Hospital Series 2013B, Rev., 4.00%, 12/1/2022	30,000	30,104
Monroe County Industrial Development Corp., University of Rochester Project Series 2013A, Rev., 5.00%, 7/1/2023 (b)	20,000	20,443
Moravia Central School District GO, AGM, 2.50%, 6/15/2023	200,000	200,081
Moriah Central School District GO, BAN, 3.75%, 7/13/2023	14,750,000	14,854,964
Mount Vernon City School District
GO, 4.00%, 9/15/2022	25,000	25,016
GO, 5.00%, 12/1/2022	55,000	55,345
GO, 5.00%, 9/15/2023	25,000	25,663
Nassau County Interim Finance Authority, Sales Tax
Series 2012A, Rev., 4.00%, 11/15/2022 (b)	185,000	185,638
Series 2012A, Rev., 5.00%, 11/15/2022 (b)	145,000	145,815
New Rochelle City School District GO, 5.00%, 9/1/2022	200,000	200,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Health and Hospitals Corp., Health System
Series 2008C, Rev., VRDO, LOC : TD Bank NA, 1.49%, 9/12/2022 (c)	25,000,000	25,000,000
Series 2013A, Rev., 5.00%, 2/15/2023	465,000	470,169
New York City Industrial Development Agency, Queens Baseball Stadium Project Series 2021A, Rev., AGM, 5.00%, 1/1/2028	1,250,000	1,363,760
New York City Municipal Water Finance Authority Series 2009BB-1, Rev., VRDO, LIQ : UBS AG, 1.08%, 9/1/2022 (c)	4,485,000	4,485,000
New York City Municipal Water Finance Authority, Water And Sewer System Series BB-1B, Rev., VRDO, LIQ : State Street Bank & Trust, 1.01%, 9/1/2022 (c)	12,000,000	12,000,000
New York City Transitional Finance Authority Future Tax Secured Series B, Subseries B-1, Rev., 5.00%, 8/1/2024	25,000	26,250
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2016 Series 2016S-1, Rev., 5.00%, 7/15/2023 (b)	45,000	46,043
New York City Transitional Finance Authority, Future Tax Secured
Series B, Rev., 5.00%, 11/1/2022	30,000	30,134
Series 2013 I, Rev., 5.00%, 5/1/2023	45,000	45,822
Subseries F-1, Rev., 5.00%, 2/1/2024	20,000	20,224
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Series 21-B, Rev., 4.00%, 11/1/2022	25,000	25,075
Subseries 13, Rev., 5.00%, 11/1/2022	115,000	115,533
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries A-4, Rev., VRDO, LIQ : Barclays Bank plc, 1.08%, 9/1/2022 (c)	50,000,000	50,000,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013
Series A, Rev., 5.00%, 10/7/2022	205,000	205,544
Series B, Rev., 2.00%, 11/1/2022	25,000	24,992
Series B, Rev., 3.00%, 11/1/2022	75,000	75,087
Series E, Rev., 4.00%, 11/1/2022	155,000	155,424
Series 2013D, Rev., 5.00%, 11/1/2022	120,000	120,557
Series 2013E, Rev., 5.00%, 11/1/2022	95,000	95,441
Series 2013G, Rev., 5.00%, 11/1/2022	30,000	30,139
SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series B, Rev., 5.00%, 11/1/2022	40,000	40,178
Series D, Rev., 2.00%, 11/1/2024	40,000	39,297
Series H, Rev., 5.00%, 11/1/2024	185,000	188,245
Series I, Rev., 3.00%, 5/1/2025	50,000	50,099
Series I, Rev., 5.00%, 5/1/2027	55,000	55,891
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014
Series 2014A-1, Rev., 5.00%, 11/1/2022	175,000	175,812
Series 2014B-1, Rev., 5.00%, 11/1/2024	25,000	26,032
Subseries C, Rev., 5.00%, 11/1/2026	20,000	20,816
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015
Series 2015C, Rev., 4.00%, 11/1/2022	185,000	185,558
Series C, Rev., 5.00%, 11/1/2022	320,000	321,484
Series B, Subseries B-1, Rev., 3.00%, 8/1/2023	15,000	15,102
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Series 2016A-1, Rev., 4.00%, 8/1/2023	25,000	25,395
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 5.00%, 5/1/2024	25,000	26,090
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018
Series 2018-1, Rev., 5.00%, 11/1/2022	130,000	130,603
Series 2018-A-1, Rev., 5.00%, 8/1/2023	10,000	10,248
Series B, Subseries B-1, Rev., 5.00%, 8/1/2024 (b)	30,000	31,420
Series B, Subseries B-1, Rev., 5.00%, 8/1/2024	10,000	10,500
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-1, Rev., 5.00%, 11/1/2022	20,000	20,093
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020 Series 2020A, Rev., 5.00%, 5/1/2023	20,000	20,365
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021
Series 2021A, Rev., 3.00%, 11/1/2022	620,000	620,865
Subseries E-1, Rev., 5.00%, 2/1/2023	20,000	20,230
Series 2021C, Subseries C-1, Rev., 5.00%, 5/1/2024	25,000	26,090
Series 2021-1, Rev., 5.00%, 11/1/2025	40,000	43,024
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022B, Rev., 5.00%, 8/1/2024	530,000	556,503
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt
Series 2013B, Rev., 5.00%, 11/1/2022	190,000	190,881
Series F-1, Rev., 5.00%, 2/1/2023	390,000	394,341
Subseries F-1, Rev., 5.00%, 2/1/2025	520,000	525,701
Subseries F-1, Rev., 5.00%, 2/1/2026	100,000	101,046
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013
Series 2013G, Rev., 4.00%, 11/1/2022	25,000	25,075
Series B, Rev., 5.00%, 11/1/2022	160,000	160,713
Series D, Rev., 5.00%, 11/1/2022	25,000	25,111
Series 2013H, Rev., 5.00%, 11/1/2023	70,000	71,256
Series 2013C, Subseries C-1, Rev., 5.00%, 11/1/2025	405,000	406,804
Subseries C-1, Rev., 5.00%, 11/1/2026	175,000	175,779
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2016
Series 2016C, Rev., 5.00%, 11/1/2022	70,000	70,325
Subseries E-1, Rev., 5.00%, 2/1/2025	125,000	132,301
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017 Series C, Rev., 5.00%, 11/1/2022	80,000	80,371
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2022 Series A, Subseries A-1, Rev., 5.00%, 11/1/2022	300,000	301,391
New York City Water and Sewer System, Fiscal Year 2012 Subseries 2012A-1, Rev., VRDO, LIQ : Mizuho Bank Ltd., 0.98%, 9/1/2022 (c)	5,200,000	5,200,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	299

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2018 Series 2018CC-2, Rev., 5.00%, 6/15/2024	310,000	312,647
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019
Rev., VRDO, LIQ : TD Bank NA, 1.46%, 9/12/2022 (c)	50,000,000	50,000,000
Series 2019DD-2, Rev., 5.00%, 6/15/2024	90,000	90,769
Series 2019DD-2, Rev., 5.00%, 6/15/2025	25,000	25,826
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series CC, Rev., 4.00%, 6/15/2023 (b)	35,000	35,465
New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2022	150,000	150,797
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series 2016B, Rev., 5.00%, 11/15/2022	80,000	80,374
New York Municipal Bond Bank Agency, Prior Year Claims
Series 2012A, Rev., 4.00%, 12/1/2022	175,000	175,770
Series 2012A, Rev., 5.00%, 12/1/2022	85,000	85,582
New York Power Authority Series 2011A, Rev., 5.00%, 11/15/2022 (b)	175,000	175,983
New York State Dormitory Authority, Barnard College Series 2020A, Rev., 4.00%, 7/1/2023	30,000	30,362
New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2022	70,000	70,157
New York State Dormitory Authority, Great Neck Library Series 2014, Rev., 3.00%, 5/1/2023	50,000	50,246
New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group
Rev., 5.00%, 7/1/2023	150,000	153,033
Rev., 5.00%, 7/1/2026	465,000	484,263
New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai
Rev., 5.00%, 7/1/2023	350,000	357,107
Series 2015A, Rev., 5.00%, 7/1/2025	35,000	36,987
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York State Dormitory Authority, Municipal Health Facilities Improvement Program Series 1, Rev., 5.00%, 1/15/2027	75,000	82,519
New York State Dormitory Authority, North Shore-Long Island Jewish Obligated Group
Series 2015A, Rev., 5.00%, 5/1/2023	1,035,000	1,050,880
Rev., 5.00%, 5/1/2025	300,000	317,027
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019B2, Rev., 5.00%, 5/1/2024 (c)	240,000	245,585
New York State Dormitory Authority, Onondaga-Cortland-Madison Board of Cooperative Educational Services Rev., 5.00%, 8/15/2023	25,000	25,600
New York State Dormitory Authority, School Districts Financing Program
Rev., 4.00%, 10/1/2022	125,000	125,171
Series 2017G, Rev., 4.00%, 10/1/2022	45,000	45,062
Series 2018C, Rev., 4.00%, 10/1/2022	45,000	45,064
Series 2019C, Rev., 4.00%, 10/1/2022	100,000	100,133
Series 2019D, Rev., 4.00%, 10/1/2022	165,000	165,234
Series 2021A, Rev., 4.00%, 10/1/2022	210,000	210,289
Series A, Rev., 4.00%, 10/1/2022	75,000	75,109
Series C, Rev., 4.00%, 10/1/2022	45,000	45,065
Series 2013A, Rev., AGM, 5.00%, 10/1/2022	100,000	100,216
Series 2013C, Rev., 5.00%, 10/1/2022	50,000	50,112
Series 2013E, Rev., AGM, 5.00%, 10/1/2022	25,000	25,054
Series 2014A, Rev., AGM, 5.00%, 10/1/2022	250,000	250,543
Series 2014E, Rev., AGM, 5.00%, 10/1/2022	50,000	50,108
Series 2015B, Rev., AGM, 5.00%, 10/1/2022	65,000	65,138
Series 2015D, Rev., 5.00%, 10/1/2022	35,000	35,069
Series 2017C, Rev., 5.00%, 10/1/2022	50,000	50,112
Series 2017G, Rev., 5.00%, 10/1/2022	35,000	35,076
Series 2018A, Rev., 5.00%, 10/1/2022	470,000	471,022
Series 2019A, Rev., 5.00%, 10/1/2022	345,000	345,750
Series 2020A, Rev., AGM, 5.00%, 10/1/2022	40,000	40,087
Series 2020D, Rev., AGM, 5.00%, 10/1/2022	45,000	45,096
SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series A, Rev., 5.00%, 10/1/2022	1,000,000	1,002,065
Series A, Subseries A-1, Rev., 5.00%, 10/1/2022	200,000	200,449
Series E, Rev., 5.00%, 10/1/2022	120,000	120,270
Series H, Rev., 5.00%, 10/1/2022	30,000	30,065
Series A, Rev., AGM, 5.00%, 4/1/2023	105,000	105,230
Series 2017G, Rev., 4.00%, 10/1/2023	20,000	20,342
Series 2012D, Rev., AGM, 5.00%, 10/1/2023	300,000	300,631
Series 2015D, Rev., 5.00%, 10/1/2023	20,000	20,554
Series 2016G, Rev., 5.00%, 10/1/2023	40,000	41,144
Series H, Rev., 5.00%, 10/1/2023	195,000	195,401
Series C, Rev., 5.00%, 10/1/2024	100,000	100,202
Series 2017G, Rev., 5.00%, 10/1/2025	1,375,000	1,476,803
Series H, Rev., 5.00%, 10/1/2025	135,000	135,246
New York State Dormitory Authority, St. John's University Series 2007C, Rev., NATL-RE, 5.25%, 7/1/2023	110,000	112,660
New York State Dormitory Authority, State Personal Income Tax
Series 2020A, Rev., 5.00%, 9/15/2022	25,000	25,025
Series 2021E, Rev., 5.00%, 3/15/2023	20,000	20,287
Series 2015B, Rev., 5.00%, 2/15/2024	20,000	20,746
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2012A, Rev., 4.00%, 12/15/2022 (b)	345,000	346,788
Series 2012A, Rev., 5.00%, 12/15/2022 (b)	175,000	176,357
Series 2012A, Rev., 5.00%, 12/15/2022	635,000	639,911
Series 2013A, Rev., 5.00%, 2/15/2023 (b)	95,000	96,192
Series 2014A, Rev., 5.00%, 2/15/2023	350,000	354,256
Series 2016A, Rev., 5.00%, 2/15/2023	60,000	60,730
Series 2017A, Rev., 5.00%, 2/15/2023	15,000	15,182
Series A, Rev., 5.00%, 3/15/2023 (b)	205,000	208,034
Series 2012A, Rev., 5.00%, 12/15/2023	320,000	322,375
Series 2014A, Rev., 4.00%, 2/15/2024 (b)	35,000	35,860
Series 2013A, Rev., 5.00%, 2/15/2024	45,000	45,529
Series 2019D, Rev., 5.00%, 2/15/2024	40,000	41,492
Series 2018A, Rev., 5.00%, 3/15/2024 (b)	525,000	546,485
Series 2012A, Rev., 5.00%, 12/15/2024	580,000	584,234
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series 2014A, Rev., 5.00%, 2/15/2025	115,000	119,273
Series 2012A, Rev., 5.00%, 12/15/2025	185,000	186,350
Series 2014A, Rev., 5.00%, 2/15/2026	40,000	41,475
Series 2012A, Rev., 5.00%, 12/15/2026	150,000	151,086
Series 2014A, Rev., 5.00%, 2/15/2027	20,000	20,732
Series 2012A, Rev., 5.00%, 12/15/2027	90,000	90,652
New York State Dormitory Authority, State Sales Tax
Series 2013A, Rev., 5.00%, 3/15/2023	260,000	263,729
Series 2013A, Rev., 5.00%, 3/15/2023 (b)	20,000	20,292
Series 2015A, Rev., 5.00%, 3/15/2023	215,000	218,084
Series 2015B, Rev., 5.00%, 3/15/2023	270,000	273,873
Series 2017A, Rev., 5.00%, 3/15/2023	95,000	96,363
Series 2018A, Rev., 5.00%, 3/15/2023	30,000	30,430
Series 2018C, Rev., 5.00%, 3/15/2023	20,000	20,287
Series 2013A, Rev., 5.00%, 3/15/2024	910,000	922,640
Series 2016A, Rev., 5.00%, 3/15/2024	50,000	51,968
Series 2015A, Rev., 5.00%, 3/15/2025	25,000	26,563
New York State Dormitory Authority, Third General Resolution, State University Educational Facilities Series 2005A, Rev., NATL-RE, 5.50%, 5/15/2023	30,000	30,661
New York State Energy Research and Development Authority, Electric and Gas Corp. Project Series 2004C, Rev., 2.63%, 7/3/2023 (c)	425,000	423,056
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2015A, Rev., 5.00%, 6/15/2023	20,000	20,417
Series 2013A, Rev., 5.00%, 6/15/2024	50,000	51,018
Series 2013A, Rev., 5.00%, 6/15/2025	40,000	40,805
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program
Series 2012D, Rev., 5.00%, 9/15/2022	90,000	90,089
Series 2013B, Rev., 4.00%, 11/15/2022	50,000	50,177
Series 2019A, Rev., 4.00%, 2/15/2023	65,000	65,505
Series 2012E, Rev., 5.00%, 5/15/2024	40,000	40,128
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	301

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thueringen, 0.99%, 9/1/2022 (c)	20,000,000	20,000,000
New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC : Landesbank Hessen-Thueringen, 1.52%, 9/8/2022 (c)	22,000,000	22,000,000
New York State Thruway Authority
Series J, Rev., 3.00%, 1/1/2023	20,000	20,042
Series K, Rev., 5.00%, 1/1/2023	545,000	549,697
Series K, Rev., 5.00%, 1/1/2024	50,000	51,654
Series L, Rev., 5.00%, 1/1/2024	40,000	41,323
Series J, Rev., 5.00%, 1/1/2026	485,000	499,236
New York State Thruway Authority, State Personal Income Tax, Transportation
Series 2013A, Rev., 5.00%, 3/15/2024	25,000	25,347
Series 2013A, Rev., 5.00%, 3/15/2025	60,000	60,809
New York State Urban Development Corp., Income Tax
Series 2013D, Rev., 5.00%, 3/15/2023	45,000	45,650
Series 2013D, Rev., 5.00%, 3/15/2024	265,000	268,681
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2013C, Rev., 5.00%, 3/15/2023	35,000	35,506
Series 2013E-A, Rev., 5.00%, 3/15/2023	60,000	60,867
Series 2015A, Rev., 5.00%, 3/15/2023	150,000	152,168
Series 2020C, Rev., 5.00%, 3/15/2023	75,000	76,084
Series 2013C, Rev., 5.00%, 3/15/2024	175,000	177,431
Series 2013E-B, Rev., 5.00%, 3/15/2024	195,000	197,709
Series A-1, Rev., 5.00%, 3/15/2024	95,000	96,320
Series 2014A, Rev., 5.00%, 3/15/2025	50,000	51,937
Series 2015A, Rev., 5.00%, 3/15/2025	75,000	79,594
Series 2016A, Rev., 5.00%, 3/15/2025	30,000	31,838
Series 2017A, Rev., 5.00%, 3/15/2025	80,000	84,900
Series A-1, Rev., 5.00%, 3/15/2025	25,000	25,340
Series 2013C, Rev., 5.00%, 3/15/2026	45,000	45,609
Series 2013C, Rev., 5.00%, 3/15/2027	260,000	263,492
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL - RE, 5.50%, 3/15/2023	30,000	30,513
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 5.00%, 3/15/2023	50,000	50,717
Niskayuna Central School District GO, 4.00%, 4/15/2023	70,000	70,708
North Tonawanda City School District GO, 5.00%, 9/1/2022	25,000	25,000
Norwood-Norfolk Central School District GO, BAN, 3.75%, 6/29/2023	8,055,000	8,096,845
Odessa-Montour Central School District GO, BAN, 4.00%, 6/30/2023	14,071,000	14,179,800
Onondaga County Water Authority
Series 2016A, Rev., 5.00%, 9/15/2022	55,000	55,055
Series 2015A, Rev., 2.25%, 9/15/2023	40,000	39,983
Otselic Valley Central School District GO, BAN, 4.00%, 6/29/2023	4,320,000	4,355,076
Oyster Bay-East Norwich Central School District GO, 4.00%, 9/15/2022	260,000	260,169
Pearl River Union Free School District GO, 2.00%, 6/1/2023	20,000	19,920
Pelham Union Free School District GO, 4.00%, 11/15/2022	70,000	70,253
Pembroke Central School District GO, BAN, 4.00%, 6/30/2023	3,790,536	3,820,778
Pittsford Central School District
GO, 4.00%, 10/1/2022	105,000	105,152
Series 2012B, GO, 4.00%, 12/15/2022	20,000	20,102
Pleasantville Union Free School District GO, 5.00%, 5/1/2023	20,000	20,348
Port Authority of New York and New Jersey Series 175, Rev., 4.00%, 12/1/2026	25,000	25,085
Port Authority of New York and New Jersey, Consolidated
Series 194, Rev., 5.00%, 10/15/2022	265,000	265,881
Series 205, Rev., 5.00%, 11/15/2022	175,000	175,984
Series 209, Rev., 5.00%, 7/15/2023	20,000	20,466
Series 189, Rev., 5.00%, 5/1/2025	45,000	47,948
Series 175, Rev., 5.00%, 12/1/2025	100,000	100,667
Series 179, Rev., 5.00%, 12/1/2025	175,000	180,569
Port Washington Union Free School District GO, 5.00%, 12/1/2022	60,000	60,411
Putnam Valley Central School District GO, BAN, 3.75%, 7/14/2023	11,130,000	11,233,277
Queensbury Union Free School District Series A, GO, BAN, 3.50%, 6/28/2023	8,370,000	8,399,191
Rockland County Solid Waste Management Authority Series 2018A, Rev., 5.00%, 12/15/2022	60,000	60,450
SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Sachem Central School District GO, 5.00%, 10/15/2022	105,000	105,349
Sales Tax Asset Receivable Corp., Fiscal Year 2015
Series 2015A, Rev., 4.00%, 10/15/2022 (b)	485,000	486,038
Series 2015A, Rev., 5.00%, 10/15/2022 (b)	485,000	486,611
Series 2015A, Rev., 5.00%, 10/15/2023 (b)	40,000	41,179
Series 2015A, Rev., 5.00%, 10/15/2024 (b)	45,000	47,443
Sandy Creek Central School District GO, BAN, 3.25%, 6/23/2023	4,757,648	4,764,612
Saratoga Springs City School District GO, BAN, 3.50%, 6/29/2023	12,012,000	12,022,741
Sayville Union Free School District GO, 3.00%, 6/15/2023	25,000	25,142
Shenendehowa Central School District
GO, 4.00%, 12/15/2022	190,000	190,965
GO, 3.00%, 6/15/2023	65,000	65,369
Smithtown Central School District GO, 5.00%, 10/15/2022	60,000	60,200
South Country Central School District at Brookhaven
GO, 4.00%, 10/15/2022	50,000	50,099
GO, 5.00%, 10/15/2023	35,000	35,984
South Huntington Union Free School District GO, 5.00%, 12/15/2022	35,000	35,266
Southwestern Central School District GO, BAN, 3.75%, 7/19/2023	3,950,723	3,975,383
State of New York
Series 2018A, GO, 5.00%, 2/15/2023	25,000	25,311
Series 2013A, GO, 3.00%, 3/1/2023 (b)	30,000	30,102
Series 2013A, GO, 5.00%, 3/1/2023 (b)	50,000	50,678
Series 2015A, GO, 5.00%, 3/15/2023	25,000	25,367
Suffern Central School District GO, 5.00%, 10/15/2022	155,000	155,516
Suffolk County Water Authority, Water System Series 2014A, Rev., 5.00%, 6/1/2023 (b)	20,000	20,393
Sweet Home Central School District GO, BAN, 3.75%, 6/28/2023	31,110,218	31,365,204
Syosset Central School District Series 2013B, GO, 5.00%, 12/15/2022	40,000	40,316
Three Village Central School District Brookhaven & Smithtown
GO, 4.00%, 12/15/2022	35,000	35,170
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
GO, 5.00%, 5/15/2025	30,000	31,960
Town of Babylon, Public Improvement 3.00%, 9/1/2022	35,000	35,000
Town of Brookhaven 5.00%, 11/15/2022	255,000	256,434
Town of Brookhaven, Public Improvement Series 2018A, 5.00%, 9/15/2022	70,000	70,070
Town of Colonie, Public Improvement AGM, 2.00%, 3/1/2023	50,000	49,868
Town of Cornwall, Public Improvement 3.50%, 3/1/2023	40,000	40,036
Town of Deerfield, Public Improvement GO, 5.00%, 9/1/2022	50,000	50,000
Town of East Hampton Series 2016A, GO, 4.00%, 11/1/2022	25,000	25,073
Town of Grand Island GO, BAN, 1.50%, 10/7/2022	9,000,000	8,990,264
Town of Greenburgh, Public Improvement GO, 5.00%, 10/1/2022	55,000	55,124
Town of Harrison, Public Improvement GO, 5.00%, 12/1/2022	35,000	35,240
Town of Hempstead Series 2018A, GO, 5.00%, 6/15/2023	35,000	35,735
Town of Huntington, Public Improvement Series 2017B, GO, 5.00%, 11/1/2022	20,000	20,091
Town of Islip, Public Improvement
Series 2016B, GO, 4.00%, 10/15/2022	50,000	50,107
Series 2016A, GO, 5.00%, 11/15/2022	70,000	70,394
Town of Mount Pleasant, Public Improvement GO, 5.00%, 10/1/2022	60,000	60,126
Town of North Hempstead, Public Improvement Series 2017C, GO, 2.00%, 9/15/2022	30,000	29,997
Town of Oyster Bay GO, 3.00%, 3/9/2023	25,000	25,086
Town of Oyster Bay, Public Improvement
GO, 4.00%, 11/1/2022	610,000	611,648
GO, 4.00%, 2/15/2025	225,000	232,103
Triborough Bridge and Tunnel Authority
Series A, Rev., 4.00%, 11/15/2022	25,000	25,087
Series 2012A, Rev., 5.00%, 11/15/2022	25,000	25,138
Series 2012A, Rev., 5.00%, 11/15/2022 (b)	160,000	160,899
Series 2013C, Rev., 5.00%, 5/15/2023 (b)	40,000	40,756
Series 2013A, Rev., 4.00%, 11/15/2023	100,000	101,162
Series 2008B-1, Rev., 5.00%, 11/15/2023 (b)	25,000	25,790
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	303

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series 2013A, Rev., 5.00%, 11/15/2024	370,000	376,017
Series 2012B, Rev., 5.00%, 11/15/2025	40,000	40,201
Series 2013A, Rev., 5.00%, 11/15/2026	85,000	86,340
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2012B, Rev., 5.00%, 11/15/2022	455,000	457,503
Series 2013A, Rev., 5.00%, 11/15/2022	415,000	417,129
Subseries 2008B-1, Rev., 5.00%, 11/15/2022	205,000	206,128
Series 2012B, Rev., 5.00%, 11/15/2023	1,120,000	1,125,888
Series 2013A, Rev., 5.00%, 11/15/2023	570,000	580,408
Series 2016A, Rev., 5.00%, 11/15/2023	20,000	20,622
Series 2012B, Rev., 5.00%, 11/15/2024	235,000	236,181
Series 2012B, Rev., 4.00%, 11/15/2025	355,000	356,078
Series 2013A, Rev., 5.00%, 11/15/2025	390,000	396,150
Trust for Cultural Resources of City of New York (The), Carnegie Hall Rev., 5.00%, 12/1/2022	55,000	55,338
Trust for Cultural Resources of City of New York (The), The Museum of Modern Art Series 2016-1-E, Rev., 4.00%, 2/1/2023 (b)	240,000	241,729
Tully Central School District GO, BAN, 4.00%, 6/28/2023	3,400,000	3,424,481
Utility Debt Securitization Authority
Rev., 5.00%, 12/15/2024	50,000	50,377
Series 2016B, Rev., 5.00%, 12/15/2024	250,000	251,883
Series 2016A, Rev., 5.00%, 6/15/2025	185,000	188,812
Series 2016B, Rev., 5.00%, 6/15/2025	25,000	25,515
Series 2016A, Rev., 5.00%, 12/15/2025	25,000	25,826
Utility Debt Securitization Authority, Restructuring Rev., 5.00%, 6/15/2025	25,000	25,515
Valhalla Union Free School District GO, 5.00%, 2/1/2023	25,000	25,285
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Van Spencer Etten Central School GO, 4.00%, 6/15/2023	25,000	25,286
Victor Central School District Series B, GO, BAN, 3.75%, 9/15/2023 (f)	2,267,382	2,284,924
Village of Frankfort, Public Improvement GO, AGM, 3.00%, 11/15/2023	25,000	25,132
Village of Freeport Series 2021D, GO, BAN, 1.50%, 11/16/2022	5,140,075	5,129,056
Village of Garden City GO, BAN, 2.00%, 2/17/2023	44,685,000	44,586,358
Village of Mount Kisco, Various Purpose GO, 4.00%, 12/1/2022	50,000	50,212
Village of Ossining GO, BAN, 1.25%, 9/23/2022	6,998,526	6,993,013
Washingtonville Central School District GO, 5.00%, 6/15/2023	65,000	66,350
Wayland-Cohocton Central School District GO, BAN, 3.25%, 6/23/2023	9,000,000	9,020,352
Webster Central School District
GO, 4.00%, 10/1/2022	50,000	50,071
GO, 5.00%, 10/1/2022	55,000	55,122
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021D, Rev., 2.88%, 7/1/2026 (e)	1,885,000	1,765,664
William Floyd Union Free School District of the Mastics-Moriches-Shirley GO, 5.00%, 12/15/2022	25,000	25,193
Yorktown Central School District GO, 2.00%, 10/1/2022	110,000	109,976
Total New York		646,160,880
North Carolina — 1.5%
Appalachian State University Series A, 5.00%, 10/1/2022	265,000	265,576
Charlotte-Mecklenburg Hospital Authority (The), Carolinas Healthcare System
Series 2016A, 4.00%, 1/15/2023	25,000	25,148
Series 2013A, 5.00%, 1/15/2023	25,000	25,240
Series 2016A, 5.00%, 1/15/2025	340,000	359,504
Charlotte-Mecklenburg Hospital Authority (The), Healthcare System, Atrium Health Series 2018C, 5.00%, 1/15/2048 (c)	910,000	921,643
City of Asheville 4.00%, 10/1/2022	45,000	45,065
City of Charlotte
5.00%, 12/1/2022	40,000	40,267
5.00%, 12/1/2022	270,000	271,848
Series 2013C, 5.00%, 6/1/2023	25,000	25,495
SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
Series 2013B, 5.00%, 7/1/2023	25,000	25,551
City of Charlotte, Airport Special Facilities, Charlotte Douglas International Airport Series 2017A, 5.00%, 7/1/2024	35,000	36,568
City of Charlotte, Convention Facility Project Series 2019A, 5.00%, 6/1/2024	60,000	62,678
City of Charlotte, Equipment Acquisition and Public Facilities Series 2016A, 5.00%, 12/1/2023	30,000	30,970
City of Durham
GO, 5.00%, 9/1/2022	165,000	165,000
GO, 5.00%, 9/1/2023	10,000	10,266
City of Greensboro
Series 2018B, GO, 5.00%, 10/1/2022	30,000	30,067
GO, 5.00%, 2/1/2023	25,000	25,285
City of High Point, Combined Water and Sewer System Rev., 5.00%, 11/1/2022	50,000	50,220
City of Raleigh
Series 2011A, GO, 3.00%, 9/1/2022	25,000	25,000
Series 2016A, GO, 5.00%, 9/1/2022	50,000	50,000
Series 2020A, Rev., 5.00%, 6/1/2023	25,000	25,495
City of Raleigh, Combined Enterprise System
Series 2015B, Rev., 5.00%, 12/1/2022	25,000	25,171
Rev., 5.00%, 3/1/2023 (b)	20,000	20,264
Series 2013A, Rev., 5.00%, 3/1/2023 (b)	25,000	25,330
City of Raleigh, Limited Obligation
Series 2014A, Rev., 4.00%, 10/1/2022	55,000	55,080
Rev., 5.00%, 2/1/2024	50,000	51,824
County of Alamance 5.00%, 2/1/2023	55,000	55,626
County of Brunswick, Enterprise Systems 5.00%, 4/1/2023	25,000	25,384
County of Cabarrus 5.00%, 3/1/2023	20,000	20,270
County of Carteret Series 2015B, 5.00%, 11/1/2022	20,000	20,091
County of Chatham, Limited Obligation
5.00%, 11/1/2022	125,000	125,559
4.00%, 6/1/2023 (b)	20,000	20,081
County of Chatham, Public Facility Corp. GTD, 5.00%, 12/1/2022	20,000	20,134
County of Cumberland, Limited Obligation Rev., 5.00%, 11/1/2022	20,000	20,090
County of Durham GO, 5.00%, 10/1/2022	60,000	60,135
County of Forsyth
GO, 5.00%, 12/1/2022	25,000	25,174
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
GO, 5.00%, 4/1/2023	30,000	30,477
GO, 5.00%, 12/1/2023	25,000	25,827
County of Forsyth, Public Improvement GO, 4.00%, 5/1/2023	125,000	125,173
County of Granville, Limited Obligation Rev., 5.00%, 10/1/2022	20,000	20,044
County of Harnett, Limited Obligation Rev., 4.00%, 12/1/2022	25,000	25,104
County of Johnson, Limited Obligation Series 2020A, Rev., 5.00%, 4/1/2023	10,000	10,158
County of Mecklenburg
Series 2016A, GO, 5.00%, 9/1/2022	75,000	75,000
Series 2011-C, GO, 5.25%, 12/1/2022	25,000	25,190
County of Mecklenburg, Limited Obligation Series 2015A, Rev., 5.00%, 10/1/2022	140,000	140,314
County of New Hanover, Community College Series 2013A, GO, 3.00%, 6/1/2023 (b)	20,000	20,094
County of New Hanover, Limited Obligation Rev., 4.00%, 12/1/2022	50,000	50,205
County of Onslow GO, 5.00%, 12/1/2022	100,000	100,684
County of Onslow, Limited Obligation
Rev., 4.00%, 10/1/2022	25,000	25,036
Rev., 5.00%, 6/1/2023	20,000	20,397
County of Orange, Limited Obligation
Series 2019B, Rev., 5.00%, 10/1/2022	115,000	115,251
Series 2021A, Rev., 5.00%, 11/15/2022	25,000	25,137
County of Randolph, Limited Obligation Series 2013C, Rev., 4.00%, 10/1/2022	30,000	30,043
County of Sampson, Limited Obligation Rev., 5.00%, 12/1/2022	85,000	85,563
County of Union
GO, 4.00%, 9/1/2022	20,000	20,000
GO, 5.00%, 9/1/2022	30,000	30,000
County of Wake, Hospital System Rev., NATL-RE, 5.13%, 10/1/2026 (b)	125,000	131,404
County of Wake, Limited Obligation
Rev., 5.00%, 9/1/2022	75,000	75,000
Series 2016A, Rev., 5.00%, 12/1/2022	25,000	25,165
County of Wake, Public Improvement Series 2018A, GO, 5.00%, 3/1/2023	25,000	25,341
Durham Capital Financing Corp., Limited Obligation
Rev., 4.00%, 12/1/2022	50,000	50,220
Rev., 5.00%, 6/1/2023 (b)	20,000	20,397
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	305

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
Durham Housing Authority, Multi-Family Housing, JFK Towers Project Series 2012A, Rev., 5.00%, 12/1/2022 (b)	405,000	407,589
East Carolina University Series 2014A, Rev., 5.00%, 10/1/2022	25,000	25,054
Greenville Utilities Commission Rev., 5.00%, 4/1/2023	75,000	76,170
Jacksonville Public Facilities Corp. Rev., 5.00%, 4/1/2023	20,000	20,309
Mooresville Public Facilities Corp., Limited Obligation Rev., 4.00%, 11/1/2022	25,000	25,068
North Carolina Capital Facilities Finance Agency, Duke University Project Series 2015B, Rev., 5.00%, 10/1/2025 (b)	20,000	21,542
North Carolina Housing Finance Agency, Homeownership
Rev., GNMA/FNMA/FHLMC COLL, 0.15%, 1/1/2023	180,000	178,582
Series 43, Rev., GNMA/FNMA/FHLMC, 1.35%, 1/1/2023	80,000	79,683
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 0.40%, 7/1/2023	110,000	108,006
Series 44, Rev., 1.50%, 7/1/2024	240,000	234,556
North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (c)	325,000	348,001
North Carolina Medical Care Commission, Duke University Health System Rev., 5.00%, 6/1/2025	120,000	127,931
North Carolina Medical Care Commission, Health Care Facilities, Wakemed
Series 2012A, Rev., 4.13%, 10/1/2022 (b)	45,000	45,066
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	555,000	556,233
North Carolina Medical Care Commission, Moses Cone Health System Series 2004A, Rev., VRDO, 1.50%, 9/12/2022 (c)	30,000,000	30,000,000
North Carolina Medical Care Commission, Novant Health Series 2013A, Rev., 5.00%, 11/1/2024	160,000	160,619
North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group
Series 2019B, Rev., 2.20%, 12/1/2022 (c)	6,710,000	6,706,501
Series 2019A, Rev., 5.00%, 12/1/2022	25,000	25,152
Series 2012B, Rev., 5.00%, 12/1/2023	240,000	241,467
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
North Carolina Municipal Power Agency No. 1, Catawba Electric
Series E, Rev., 5.00%, 1/1/2023	20,000	20,177
Series A, Rev., 5.00%, 1/1/2024	25,000	25,850
Series A, Rev., 5.00%, 1/1/2027	600,000	644,265
North Carolina State University at Raleigh
Rev., 5.00%, 10/1/2022	115,000	115,259
Series 2020A, Rev., 5.00%, 10/1/2022	25,000	25,056
Series 2013A, Rev., 5.00%, 10/1/2023 (b)	20,000	20,565
North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	1,005,000	1,034,718
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., 5.00%, 1/1/2025	315,000	325,257
Onslow Water & Sewer Authority, Combined Enterprise System Rev., 5.00%, 12/1/2022	65,000	65,438
Orange County Public Facilities Co., Limited Obligation
Rev., 4.75%, 10/1/2022 (b)	25,000	25,049
Rev., 5.00%, 10/1/2022	90,000	90,201
Rev., 5.00%, 10/1/2023	40,000	41,135
State of North Carolina
Rev., 5.00%, 3/1/2023	265,000	268,430
Series 2013A, Rev., 5.00%, 5/1/2023	10,000	10,180
Series 2015A, GO, 5.00%, 6/1/2023	25,000	25,508
Rev., 5.00%, 3/1/2024	40,000	41,489
State of North Carolina, Limited Obligation Series 2013A, Rev., 2.25%, 5/1/2026	10,000	9,877
Town of Cary, Combined Utility Enterprise System
5.00%, 12/1/2023 (b)	25,000	25,169
5.00%, 12/1/2025 (b)	30,000	30,203
5.00%, 12/1/2026 (b)	35,000	35,237
5.00%, 12/1/2027 (b)	30,000	30,203
4.00%, 12/1/2032 (b)	90,000	90,376
4.00%, 12/1/2037 (b)	185,000	185,772
5.00%, 12/1/2042 (b)	95,000	95,643
Town of Cary, Public Improvement 5.00%, 9/1/2022	60,000	60,000
Town of Oak Island, Enterprise System Rev., AGM, 5.00%, 6/1/2023	10,000	10,191
University of North Carolina at Charlotte (The)
Series 2017A, Rev., 5.00%, 10/1/2022	150,000	150,326
SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
Series 2020A, Rev., 5.00%, 10/1/2022	30,000	30,065
University of North Carolina at Wilmington Series 2019B, Rev., 5.00%, 10/1/2022	150,000	150,326
University of North Carolina, School of the Arts
Rev., 5.00%, 2/1/2023	185,000	186,859
Rev., 5.00%, 2/1/2024	150,000	154,815
Rev., 5.00%, 2/1/2025	295,000	309,469
Total North Carolina		48,134,960
North Dakota — 0.1%
City of Fargo Series 2019A, GO, 5.00%, 5/1/2023	20,000	20,341
City of Grand Forks Series 2017B, GO, 5.00%, 12/1/2022	40,000	40,254
City of Grand Forks, Altru Health System
Rev., 5.00%, 12/1/2024	120,000	124,697
Rev., 5.00%, 12/1/2025	200,000	210,952
Rev., 5.00%, 12/1/2026	210,000	224,474
City of Watford City Rev., AGM, 3.00%, 12/1/2022	25,000	25,004
City of West Fargo Series 2017A, GO, 5.00%, 5/1/2023	25,000	25,394
County of Burleigh, Multi-County Sales Tax Series 2015A, AGM, 5.00%, 11/1/2022 (b)	40,000	40,177
County of Stutsman Series 2014A, GO, 4.00%, 10/1/2023	25,000	25,401
Minot Public School District No. 1 GO, 4.00%, 8/1/2025	25,000	26,122
North Dakota Building Authority, Facilities Improvement Series 2020A, Rev., 5.00%, 12/1/2022	290,000	291,970
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2020B, Rev., 1.05%, 7/1/2026	125,000	116,222
North Dakota Public Finance Authority, Capital Financing Program
Series 2019A, Rev., 4.00%, 11/1/2022	25,000	25,070
Series 2019A, Rev., 1.75%, 11/1/2023	430,000	425,424
North Dakota Public Finance Authority, State Revolving Fund Program
Series 2015A, Rev., 5.00%, 10/1/2022	25,000	25,056
Series 2016A, Rev., 5.00%, 10/1/2022	20,000	20,045
Series 2012A, Rev., 5.00%, 10/1/2023	35,000	35,075
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Dakota — continued
North Dakota State University of Housing and Auxiliary Facilities Series 2015A, Rev., 5.00%, 4/1/2023	20,000	20,296
West Fargo Public School District No. 6, School Building GO, 4.00%, 8/1/2024	40,000	41,165
Total North Dakota		1,763,139
Ohio — 4.1%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron
Series 2022A, 5.00%, 11/15/2026	355,000	385,781
Series 2022A, 5.00%, 11/15/2027	470,000	518,616
American Municipal Power, Inc., Combined Hydroelectric Projects
Series 2016A, 5.00%, 2/15/2023	660,000	667,816
Series 2020A, 5.00%, 2/15/2023	245,000	247,901
American Municipal Power, Inc., Prairie State Energy Campus Project
Series 2019B, 5.00%, 2/15/2025	390,000	412,943
Series 2015A, 5.00%, 2/15/2026	75,000	77,558
Series 2015A, 5.00%, 2/15/2027	400,000	413,528
Bellbrook-Sugarcreek Local School District, School Improvement, Unlimited Tax 4.00%, 12/1/2022	50,000	50,219
Berea City School District 2.00%, 10/1/2022	25,000	24,988
Big Walnut Local School District, Unlimited Tax Series 2021A, 4.00%, 12/1/2022	35,000	35,150
Bowling Green State University, General Receipts Series 2020A, 5.00%, 6/1/2023	20,000	20,373
Brock Independent School District, Unlimited Tax, School Facilities Improvement 5.00%, 1/15/2023	105,000	105,990
Butler County Port Authority, Liberty Center Project Series 2014A, 5.00%, 12/1/2024 (b)	100,000	100,664
Butler County Transportation Improvement District, Highway Improvement 4.00%, 12/1/2022	30,000	30,132
Centerville City School District, School Improvement
4.00%, 12/1/2025 (b)	60,000	60,250
3.00%, 12/1/2030 (b)	20,000	20,036
Central Ohio Solid Waste Authority, Solid Waste Facilities, Limited Tax 5.00%, 12/1/2023	45,000	46,472
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	307

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Champion Local School District, Classroom Facilities Series 2016-2, 1.75%, 12/1/2022	35,000	34,912
City of Akron, Income Tax 5.00%, 12/1/2023	20,000	20,639
City of Akron, Income Tax, Community Learning Centers 5.00%, 12/1/2022	85,000	85,565
City of Akron, Various Purpose
Series 2015A, 2.25%, 12/1/2022	75,000	74,944
Series 2017A, 4.00%, 12/1/2022	25,000	25,094
City of Athens, Swimming Pool Facilities 3.00%, 12/1/2023	25,000	25,198
City of Cincinnati, Unlimited Tax, Various Purpose
Series 2016A, 4.00%, 12/1/2022	40,000	40,171
Series 2015A, 5.00%, 12/1/2022	150,000	151,008
Series 2021A, 5.00%, 12/1/2022	85,000	85,571
Series 2015A, 5.00%, 12/1/2023	35,000	36,131
City of Cleveland AMBAC, 5.50%, 10/1/2022	155,000	155,396
City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements
Series 2017A-1, 4.00%, 10/1/2022	45,000	45,062
Series 2014B-1, 5.00%, 10/1/2024 (b)	25,000	25,056
Series 2014B-1, 5.00%, 10/1/2027 (b)	20,000	20,044
Series 2014B-2, 5.00%, 10/1/2032 (b)	25,000	25,056
City of Cleveland, Subordinate Lien, Income Tax Series 2014B-1, 5.00%, 10/1/2022	35,000	35,076
City of Cleveland, Various Purpose 5.00%, 12/1/2022	55,000	55,361
City of Delaware, Limited Tax Series 2019B, GO, 4.00%, 12/1/2022	35,000	35,145
City of Dublin, Various Purpose GO, 5.00%, 12/1/2022	25,000	25,171
City of Fairview Park, Limited Tax
GO, 3.00%, 12/1/2022 (b)	55,000	55,099
GO, 4.00%, 12/1/2022 (b)	165,000	165,714
City of Hilliard, Limited Tax, Various Purpose Series 2019A, GO, 5.00%, 12/1/2022	20,000	20,121
City of Kettering GO, 2.00%, 12/1/2022	25,000	24,971
City of Lima, Sanitary Sewer System
Rev., 3.00%, 12/1/2022	35,000	35,055
Rev., 4.00%, 12/1/2022 (b)	30,000	30,121
City of Marysville, Limited Tax GO, 2.25%, 12/1/2022	60,000	59,989
City of Mentor, Limited tax, Various Purpose GO, 3.00%, 12/1/2022	25,000	25,043
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
City of Middletown GO, 2.00%, 12/1/2022	50,000	49,937
City of New Albany, Limited Tax GO, 3.50%, 12/1/2022	30,000	30,091
City of Newark GO, 2.00%, 12/1/2022	35,000	34,961
City of North Olmsted, Capital Improvement, Limited Tax GO, 3.00%, 12/1/2022	20,000	20,037
City of Reynoldsburg, Limited Tax, Capital Facilities GO, 5.00%, 12/1/2022	25,000	25,164
City of Sharonville, Special Obligation Rev., 4.00%, 12/1/2022	50,000	50,214
City of Springboro, Various Purpose, Limited Tax GO, 2.25%, 12/1/2022	75,000	74,845
City of Tiffin, Limited Tax, Capital Improvement GO, 2.00%, 12/1/2022	50,000	49,840
City of Toledo, Sewerage System Rev., 5.00%, 11/15/2022	55,000	55,309
City of Westerville, Special Obligation
Rev., 5.00%, 12/1/2022	65,000	65,440
Rev., 5.00%, 12/1/2023	25,000	25,808
Clear Fork Valley Local School District 4.00%, 12/1/2022	25,000	25,101
Cleveland Department of Public Utilities Division of Public Power AGM, 5.00%, 11/15/2022	60,000	60,320
Cleveland Municipal School District Series 2015A, 5.00%, 12/1/2022	180,000	181,205
Clyde-Green Springs Exempted Village School District 4.00%, 12/1/2022	180,000	180,680
Columbus City School District, Limited Tax, School Bus Acquisition 4.00%, 12/1/2022	25,000	25,109
Columbus City School District, Ohio School Facilities Construction and Improvement, Unlimited Tax 4.00%, 12/1/2022	20,000	20,087
Columbus Metropolitan Library, Ohio Library Facilities, Special Obligation
4.00%, 12/1/2022	135,000	135,544
4.00%, 12/1/2024	20,000	20,656
County of Allen, Hospital Facilities, Bon Secours Mercy Health, Inc. Series 2020A, 5.00%, 12/1/2022	25,000	25,149
County of Allen, Hospital Facilities, Mercy Health Series 2017A, 5.00%, 8/1/2024	570,000	593,925
County of Butler, Hospital Facilities, UC Health 4.00%, 11/15/2022	340,000	340,917
County of Butler, Sewer System 4.00%, 12/1/2022	55,000	55,242
SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
County of Cuyahoga, Capital Improvement, Limited Tax Series 2020A, GO, 4.00%, 12/1/2022	220,000	220,940
County of Cuyahoga, Ohio Economic Development Series 2020D, Rev., 4.00%, 12/1/2022	495,000	497,178
County of Cuyahoga, Public Library Fund, Library Facilities Rev., 4.00%, 12/1/2022	70,000	70,282
County of Cuyahoga, Sports Facilities Improvement Project, Excise Tax Rev., 5.00%, 12/1/2022 (b)	105,000	105,711
County of Delaware, Sanitary Sewer System Improvement Rev., 4.00%, 12/1/2022	25,000	25,110
County of Franklin, Hospital Facilities, OhioHealth Corp.
Series 2018D, Rev., VRDO, 1.47%, 9/12/2022 (c)	30,000,000	30,000,000
Rev., 5.00%, 5/15/2023	35,000	35,663
County of Franklin, Limited Tax GO, 5.00%, 6/1/2023	25,000	25,500
County of Franklin, Various Purpose, Limited Tax GO, 5.00%, 12/1/2022	20,000	20,136
County of Geauga, South Franklin Circle Project Rev., 8.00%, 12/31/2022 (b) (c)	4,890,000	5,075,324
County of Greene, Sewer System
GO, 5.00%, 12/1/2022	50,000	50,342
Series 2007A, Rev., AMBAC, 5.00%, 12/1/2023	50,000	51,585
County of Hamilton, Parking Facilities, Limited Tax Series 2021A, GO, 5.00%, 12/1/2023	25,000	25,818
County of Hamilton, Sales Tax
Series 2000B, Rev., AMBAC, Zero Coupon, 12/1/2022	100,000	99,376
Series 2016A, Rev., 5.00%, 12/1/2022	445,000	448,001
County of Hamilton, Sewer System, The Metropolitan Sewer District of Greater Cincinnati
Series 2013A, Rev., 5.00%, 12/1/2022	295,000	296,960
Series 2014A, Rev., 5.00%, 12/1/2022	165,000	166,109
Series 2019A, Rev., 5.00%, 12/1/2022	140,000	140,930
County of Lake, Various Purpose GO, 3.50%, 12/1/2022	50,000	50,159
County of Lorain, Various Purpose, Limited Tax
GO, 3.00%, 12/1/2022	55,000	55,101
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Series 2020B, GO, 3.00%, 12/1/2022	65,000	65,119
County of Mahoning, Various Purpose, Limited Tax GO, AGM, 2.00%, 12/1/2022	25,000	24,966
County of Medina, Limited Tax GO, 2.00%, 12/1/2022	50,000	49,961
County of Montgomery, Catholic Health Initiatives Series 2008D-2, Rev., 5.45%, 11/13/2023 (b)	140,000	144,941
County of Portage, Limited Tax GO, 5.00%, 12/1/2022	65,000	65,443
County of Stark, Communication System, Limited Tax GO, 2.50%, 12/1/2022	50,000	50,037
County of Summit, Various Purpose GO, 4.50%, 12/1/2022	60,000	60,321
County of Union, Memorial Hospital, Various Purpose GO, 4.00%, 12/1/2022	80,000	80,330
Cuyahoga Community College District, Facilities Construction Improvement, Unlimited Tax GO, 3.00%, 12/1/2023	20,000	20,160
Dayton Metro Library, Unlimited Tax GO, 4.00%, 12/1/2024	40,000	41,392
Defiance City School District, Various Purpose GO, 5.00%, 12/1/2022 (b)	45,000	45,304
Dublin City School District, School Facilities Construction and Improvement
GO, 4.00%, 12/1/2022	35,000	35,148
Series 2019A, GO, 4.00%, 12/1/2022	20,000	20,084
GO, 4.00%, 12/1/2024	20,000	20,705
Dublin City School District, Various Purpose Series 2013A, GO, 5.00%, 12/1/2022	80,000	80,542
Eastwood Local School District COP, 3.00%, 6/1/2023	30,000	30,085
Eaton Community City School District, Unlimited Tax GO, 4.00%, 12/1/2022	25,000	25,107
Edgewood City School District GO, 5.00%, 12/1/2022	45,000	45,303
Forest Hills Local School District, School Improvement GO, 4.00%, 12/1/2022	40,000	40,170
Franklin City School District GO, AMBAC, Zero Coupon, 12/1/2022	30,000	29,811
Franklin County Convention Facilities Authority, Tax Lease
Rev., 5.00%, 12/1/2023 (b)	50,000	51,623
Rev., 5.00%, 12/1/2024 (b)	75,000	79,274
Gahanna-Jefferson City School District GO, 3.00%, 12/1/2022	75,000	75,137
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	309

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Galion City School District GO, Zero Coupon, 12/1/2022	50,000	49,686
Greater Cleveland Regional Transit Authority, Sales Tax Supported Capital Improvement
Rev., 5.00%, 12/1/2022	55,000	55,376
Series 2014A, Rev., 5.00%, 12/1/2022	320,000	322,190
Greene County Vocational School District, School Facilities Construction and Improvement GO, 5.00%, 12/1/2022	20,000	20,136
Hamilton City School District, Various Purpose, Unlimited Tax GO, 5.00%, 12/1/2022	45,000	45,292
Highland Local School District GO, 5.00%, 12/1/2022	215,000	216,466
Hilliard School District Series 2013A, GO, 5.00%, 12/1/2022	55,000	55,376
Hocking Technical College District Rev., 5.00%, 7/1/2023 (b)	40,000	40,829
Kettering City School District COP, 4.00%, 12/1/2022	25,000	25,107
Lake County Community College District COP, 4.00%, 10/1/2022	225,000	225,282
Lake Local School District, School Improvement, Unlimited Tax GO, 3.00%, 12/1/2022	50,000	50,053
Lakewood City School District, School Facilities Improvement, Unlimited Tax
Series 2014A, GO, 5.00%, 11/1/2022 (b)	150,000	150,676
GO, 4.00%, 12/1/2022	20,000	20,087
Lakota Local School District
GO, 3.00%, 12/1/2022	30,000	30,056
GO, 5.00%, 12/1/2022	45,000	45,308
Lancaster City School District, School Facilities Construction and Improvement
GO, 3.25%, 10/1/2022 (b)	20,000	20,016
GO, 3.75%, 10/1/2022 (b)	245,000	245,295
GO, 4.00%, 10/1/2022	35,000	35,049
Licking County Career and Technology Education Centers GO, 3.13%, 12/1/2023	50,000	50,028
Lorain County Community College District Rev., 4.00%, 12/1/2022	25,000	25,101
Lucas-Plaza Housing Development Corp. Rev., FHA, Zero Coupon, 6/1/2024 (b)	810,000	774,453
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Marysville Exempted Village School District, School Improvement GO, 5.00%, 12/1/2022	30,000	30,195
Miami East Local School District, School Improvement GO, 4.00%, 12/1/2022	65,000	65,254
Miami University, General Receipts
Rev., 4.00%, 9/1/2022	260,000	260,000
Rev., 5.00%, 9/1/2022	135,000	135,000
Series 2020A, Rev., 5.00%, 9/1/2022	20,000	20,000
Miamisburg City School District GO, 2.00%, 12/1/2022	25,000	24,972
Middletown City School District GO, 5.25%, 12/1/2022 (b)	120,000	120,886
New Albany Plain Local School District, School Improvement
GO, 3.75%, 12/1/2022 (b)	50,000	50,182
GO, 4.00%, 12/1/2022 (b)	45,000	45,188
New Albany Plain Local School District, Various Purpose GO, 4.00%, 12/1/2022	25,000	25,110
Northeast Ohio Regional Sewer District, Wastewater Improvement
Rev., 3.00%, 11/15/2022	50,000	50,081
Rev., 5.00%, 11/15/2022	65,000	65,366
Rev., 5.00%, 5/15/2023 (b)	40,000	40,737
Northwest Local School District, School Improvement, Unlimited Tax
GO, 5.00%, 12/1/2022	30,000	30,205
GO, 5.00%, 12/1/2023 (b)	45,000	46,432
Oak Hills Local School District, School Improvement
GO, 5.00%, 12/1/2022	65,000	65,443
GO, 5.00%, 12/1/2023	20,000	20,609
Ohio Higher Educational Facility Commission, Case Western Reserve, Inc.
Rev., 5.00%, 12/1/2023 (b)	45,000	46,348
Rev., 5.00%, 12/1/2023	100,000	103,170
Ohio Higher Educational Facility Commission, Case Western University Project
Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.23%), 1.73%, 9/8/2022 (d)	5,500,000	5,385,560
Rev., 4.00%, 12/1/2022	20,000	20,083
Rev., 5.00%, 12/1/2022 (b)	160,000	161,063
Series 2015A, Rev., 5.00%, 12/1/2022	40,000	40,264
SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Ohio Higher Educational Facility Commission, University of Dayton 2013 Project Rev., 5.00%, 12/1/2025	20,000	20,128
Ohio Housing Finance Agency, Marianna Terrace Apartments Series 2022A, Rev., 1.30%, 3/1/2024 (c)	1,000,000	972,959
Ohio Housing Finance Agency, Park Eden Apartments Series 2020A, Rev., VRDO, FHA, GNMA, 0.40%, 9/1/2022 (c)	700,000	700,000
Ohio Housing Finance Agency, RAD Post Oak LLC Series 2022, Rev., 3.35%, 7/1/2024 (c)	4,740,000	4,734,932
Ohio State University (The), General Receipts
Series 2010D, Rev., 5.00%, 12/1/2022	45,000	45,309
Series 2014A, Rev., 5.00%, 12/1/2022	50,000	50,343
Series 2020A, Rev., 5.00%, 12/1/2022	160,000	161,099
Series 2012A, Rev., 5.00%, 6/1/2023	20,000	20,405
Series 2010D, Rev., 5.00%, 12/1/2023	40,000	41,323
Ohio State University (The), General Receipts, Multiyear Debt Issuance Program II Rev., 5.00%, 12/1/2022	155,000	156,065
Ohio State University (The), General Receipts, Special Purpose
Series 2013A, Rev., 5.00%, 6/1/2024	170,000	173,356
Series 2013A, Rev., 5.00%, 6/1/2025	20,000	20,330
Ohio Turnpike and Infrastructure Commission, Infrastructure Project Series 2013A-1, Rev., 5.25%, 2/15/2039	6,000,000	6,072,192
Ohio Turnpike and Infrastructure Commission, Junior Lien
Series 2013A-1, Rev., 5.00%, 2/15/2024	275,000	278,001
Series 2013A-1, Rev., 5.00%, 2/15/2025	220,000	222,401
Ohio University, General Receipts
Rev., 4.00%, 12/1/2022 (b)	40,000	40,167
Rev., 5.00%, 12/1/2022 (b)	155,000	156,049
Rev., 5.00%, 12/1/2022	130,000	130,880
Ohio Water Development Authority, Drinking Water Assistance
Rev., 5.00%, 12/1/2022	145,000	145,992
Series 2019B, Rev., 5.00%, 12/1/2022	25,000	25,171
Ohio Water Development Authority, Fresh Water
Series 2013A, Rev., 5.00%, 12/1/2022	35,000	35,240
Rev., 5.50%, 12/1/2022	170,000	171,371
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Ohio Water Development Authority, Water Pollution Control Loan Fund
Rev., 5.00%, 12/1/2022	185,000	186,266
Series 2015A, Rev., 5.00%, 12/1/2022	20,000	20,146
Rev., 5.50%, 12/1/2022	105,000	105,847
Olentangy Local School District Series B, GO, 4.00%, 12/1/2022 (b)	35,000	35,146
Olentangy Local School District, Unlimited Tax
Series 2020A, GO, 4.00%, 12/1/2022	55,000	55,199
Series B, GO, 4.00%, 12/1/2022 (b)	75,000	75,313
Orange City School District, Unlimited Tax GO, 5.00%, 12/1/2023	40,000	41,278
Ottawa and Glandorf Local School District, Unlimited Tax GO, 4.00%, 12/1/2022	25,000	25,098
Patrick Henry Local School District, Ohio School Facilities Project
Series A, COP, 4.00%, 12/1/2022	25,000	25,101
COP, 5.00%, 12/1/2022 (b)	45,000	45,293
Perry Local School District COP, 4.00%, 12/1/2022	20,000	20,081
Perrysburg Exempted Village School District, Unlimited Tax GO, 5.00%, 12/1/2023	30,000	30,895
Port of Greater Cincinnati Development Authority, Mariemont City School District Project, Tax-Exempt
Rev., 5.00%, 12/1/2022	100,000	100,682
Rev., 5.00%, 12/1/2024	200,000	210,901
Princeton City School District GO, 5.00%, 12/1/2022	20,000	20,136
Revere Local School District, School Facilities Improvement, Unlimited Tax Series 2017C, GO, Zero Coupon, 12/1/2022	135,000	134,049
Reynoldsburg City School District, Unlimited Tax GO, 5.00%, 12/1/2022	160,000	161,091
Rossford Exempted Village School District, School Facilities Project COP, 5.00%, 12/1/2022	30,000	30,139
Shaker Heights City School District, School Facilities Improvement, Unlimited Tax Series 2018A, GO, 2.25%, 12/15/2022	50,000	49,999
Shaker Heights Public Library COP, 2.00%, 12/1/2022	85,000	84,841
Shelby City School District, School Facilities Improvement GO, 4.00%, 11/1/2022 (b)	90,000	90,236
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	311

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Southwest Licking Local School District, School Facilities Project COP, 4.00%, 12/1/2022	245,000	245,962
Stark County Library District, Library Facilities Rev., 4.00%, 12/1/2022	50,000	50,193
State of Ohio
Series 2014A, GO, 5.00%, 9/15/2022	95,000	95,095
Series 2016A, Rev., 5.00%, 10/1/2022	125,000	125,271
Series 2016A, GO, 5.00%, 12/15/2023	35,000	36,183
Series 2017A, Rev., 5.00%, 12/1/2024	25,000	26,374
Series 2016A, Rev., 5.00%, 2/1/2025	50,000	52,981
State of Ohio, Adult Correctional Building Fund Projects
Series 2013A, Rev., 5.00%, 10/1/2022	140,000	140,303
Series 2013A, Rev., 5.00%, 10/1/2024	35,000	36,808
State of Ohio, Capital Facilities Lease Appropriation
Series 2013A, Rev., 5.00%, 10/1/2022	250,000	250,541
Series 2015B, Rev., 5.00%, 10/1/2022	95,000	95,206
Series 2015B, Rev., 5.00%, 10/1/2022 (b)	150,000	150,333
Series 2015C, Rev., 5.00%, 10/1/2022	70,000	70,152
Series 2016A, Rev., 5.00%, 10/1/2022	85,000	85,184
Series 2017A, Rev., 5.00%, 12/1/2022	30,000	30,198
Series 2017A, Rev., 5.00%, 12/1/2023	25,000	25,793
State of Ohio, Capital Facilities Lease Appropriation Adult Correctional Building Fund Projects Series 2017A, Rev., 4.00%, 10/1/2022	25,000	25,034
State of Ohio, Capital Facilities Lease Appropriation Cultural and Sports Facilities Building Fund Projects Series 2016A, Rev., 5.00%, 10/1/2023	50,000	51,381
State of Ohio, Capital Facilities Lease Appropriation Mental Health Facilities Improvement Fund Projects Series 2015A, Rev., 5.00%, 2/1/2024	170,000	176,082
State of Ohio, Capital Facilities Lease Appropriation, Administrative Building Fund Projects
Series 2018A, Rev., 5.00%, 10/1/2022	20,000	20,043
Series 2019A, Rev., 5.00%, 10/1/2022	85,000	85,184
State of Ohio, Capital Facilities Lease Appropriation, Cultural and Sports Facilities Building Fund Projects Series 2017A, Rev., 5.00%, 10/1/2022	25,000	25,054
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
State of Ohio, Capital Facilities Lease Appropriation, Parks and Recreation Improvement Fund Projects
Series 2016C, Rev., 5.00%, 12/1/2022	155,000	156,022
Series 2020A, Rev., 5.00%, 12/1/2022	260,000	261,714
State of Ohio, Capital Facilities, Juvenile Correctional Building Fund
Series 2020A, Rev., 3.00%, 10/1/2022	30,000	30,017
Series 2019B, Rev., 5.00%, 10/1/2022	25,000	25,054
State of Ohio, Cleveland Clinic Health System Obligated Group
Series 2019D-2, Rev., VRDO, 1.45%, 9/12/2022 (c)	20,890,000	20,890,000
Series 2017A, Rev., 5.00%, 1/1/2023	20,000	20,171
State of Ohio, Common Schools
Series 2011C, GO, 4.00%, 9/15/2022	40,000	40,026
Series 2010C, GO, 4.25%, 9/15/2022	310,000	310,228
Series 2012A, GO, 5.00%, 9/15/2022	185,000	185,186
Series 2012C, GO, 5.00%, 9/15/2022	135,000	135,135
Series 2013A, GO, 5.00%, 9/15/2022	130,000	130,130
Series 2016A, GO, 5.00%, 12/15/2022	170,000	171,339
State of Ohio, Conservation Project Series 2015A, GO, 5.00%, 9/1/2022	225,000	225,000
State of Ohio, Department of Administrative Services, Administrative Knowledge System and Enterprise Data Center Solutions Project COP, 5.00%, 9/1/2022	255,000	255,000
State of Ohio, Department of Administrative Services, Enterprise Data Center Solutions COP, 5.00%, 9/1/2022	25,000	25,000
State of Ohio, Department of Administrative Services, Radio Communications COP, 5.00%, 9/1/2022 (b)	20,000	20,000
State of Ohio, Garvee Series 2018-1, Rev., 5.00%, 12/15/2024	30,000	31,704
State of Ohio, Higher Education
Series 2015C, GO, 5.00%, 11/1/2022	40,000	40,182
Series 2018A, GO, 5.00%, 2/1/2023	20,000	20,227
Series 2014A, GO, 4.00%, 5/1/2023	25,000	25,285
Series 2011A, GO, 5.00%, 8/1/2023	10,000	10,244
Series 2014A, GO, 4.00%, 5/1/2024	80,000	82,178
State of Ohio, Highway Improvement Series T, GO, 5.00%, 11/1/2023	95,000	97,818
State of Ohio, Infrastructure Improvement
Series 2012C, GO, 5.00%, 9/1/2022	20,000	20,000
Series 2015A, GO, 5.00%, 9/1/2022	85,000	85,000
Series 2015B, GO, 5.00%, 9/1/2022	115,000	115,000
SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Series 2015B, GO, 5.00%, 3/1/2023 (b)	75,000	76,008
Series 2012C, GO, 5.00%, 9/1/2023	25,000	25,662
Series 2015A, GO, 5.00%, 9/1/2023	25,000	25,662
Series 2015B, GO, 5.00%, 9/1/2023	25,000	25,662
Series 2016A, GO, 5.00%, 9/1/2023	20,000	20,529
Series 2017B, GO, 5.00%, 9/1/2025	30,000	32,245
State of Ohio, Juvenile Correctional Building Fund Projects Rev., 5.00%, 10/1/2023	35,000	35,967
State of Ohio, Major New Infrastructure Project
Rev., 5.00%, 12/15/2022	255,000	256,943
Series 2016-1, Rev., 5.00%, 12/15/2022	100,000	100,762
Series 2018-1, Rev., 5.00%, 12/15/2022	200,000	201,524
Series 2019-1, Rev., 5.00%, 12/15/2022	165,000	166,257
Series 2016-1, Rev., 5.00%, 12/15/2023	25,000	25,816
Series 2018-1, Rev., 5.00%, 12/15/2023	120,000	123,918
Series 2019-1, Rev., 5.00%, 12/15/2023	25,000	25,816
State of Ohio, State Infrastructure Series 2019A, GO, 5.00%, 3/1/2023	20,000	20,272
State of Ohio, Third Frontier Research and Development, Tax-Exempt GO, 4.00%, 11/1/2022	110,000	110,321
State of Ohio, Toledo Parking Facilities Project Series 2012-1, Rev., 4.00%, 11/15/2022	205,000	205,691
State of Ohio, Treasury Management System Project COP, 5.00%, 9/1/2022	30,000	30,000
State of Ohio, University Hospitals Health System, Inc.
Series 2021B, Rev., VRDO, 1.70%, 9/1/2022 (c)	11,000,000	11,000,000
Series B, Rev., VRDO, 1.70%, 9/12/2022 (c)	5,500,000	5,500,000
Series 2013A, Rev., 4.00%, 1/15/2025	270,000	271,090
Series 2020B, Rev., 5.00%, 1/15/2025 (c)	295,000	310,459
Series 2013A, Rev., 4.13%, 1/15/2026	95,000	95,413
Series 2013A, Rev., 5.00%, 1/15/2027	4,325,000	4,354,875
Streetsboro City School District, School Improvement, Unlimited Tax GO, 2.00%, 12/1/2022	25,000	24,967
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Strongsville City School District, Unlimited Tax Improvement GO, 4.00%, 12/1/2022	45,000	45,197
Sylvania City School District, School Improvement, Unlimited Tax GO, 2.25%, 12/1/2022	25,000	24,993
Tender Option Bond Trust Receipts/ Certificates
Series C, Rev., VRDO, LIQ : Citibank NA, 1.57%, 9/12/2022 (c) (e)	4,000,000	4,000,000
Series 2018-XF2703, GO, VRDO, LIQ : Barclays Bank plc, 1.60%, 9/12/2022 (c) (e)	4,000,000	4,000,000
Toledo City School District, School Facilities Improvement GO, 5.00%, 12/1/2023 (b)	20,000	20,637
Township of West Chester, Various Purpose, Limited Tax GO, 5.00%, 12/1/2022	50,000	50,342
Trotwood-Madison City School District, Unlimited Tax, School Improvement GO, 4.00%, 12/1/2022	30,000	30,122
United Local School District, Columbiana County COP, 3.00%, 12/1/2022	20,000	19,999
University of Akron (The), General Receipts Series 2016A, Rev., 5.00%, 1/1/2023	25,000	25,210
University of Cincinnati, General Receipts Series 2012C, Rev., 5.00%, 12/1/2022 (b)	250,000	251,630
Village of Bluffton, Ohio Hospital Facilities, Blanchard Valley Health System 5.00%, 12/1/2022	160,000	160,895
Village of Evendale Ohio Public Infrastructure, Income Tax Rev., 4.00%, 12/1/2022	25,000	25,101
Village of Hebron, Water System Mortgage Rev., 5.00%, 12/1/2022	95,000	95,555
Warren City School District, Unlimited Tax GO, 2.00%, 12/1/2022	20,000	19,971
Westerville City School District, School Facilities Project COP, 5.00%, 12/1/2023	30,000	30,951
Westerville City School District, Unlimited Tax GO, 4.00%, 12/1/2022	100,000	100,440
Worthington City School District, School Facilities Construction and Improvement, Unlimited Tax GO, 4.00%, 12/1/2022	60,000	60,242
Total Ohio		128,031,518
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	313

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — 1.1%
Bryan County School Finance Authority, Durant Public Schools Project Rev., 4.00%, 12/1/2022	20,000	20,079
Canadian County Educational Facilities Authority, Mustang Public Schools Project 3.00%, 9/1/2022	20,000	20,000
Canadian County Independent School District No. 69 Mustang 2.00%, 6/1/2023	45,000	44,794
City of Norman GO, 4.00%, 6/1/2023	60,000	60,745
City of Oklahoma City GO, 5.00%, 3/1/2023	25,000	25,341
Cleveland County Educational Facilities Authority, Lexington Public Schools Project Rev., 4.00%, 9/1/2022	125,000	125,000
Cleveland County Educational Facilities Authority, Norman Public Schools Project
5.00%, 6/1/2024	570,000	593,047
5.00%, 6/1/2025	150,000	159,955
Cleveland County Independent School District No. 2 Moore, Combined Purpose 3.50%, 3/1/2023	380,000	381,836
Cleveland County Independent School District No. 29 Norman, Combined Purpose
3.00%, 3/1/2023	45,000	45,131
Series 2019B, 3.00%, 5/1/2023	10,000	10,037
Clinton Public Works Authority, Sales Tax 4.00%, 12/1/2022	25,000	25,101
County of Oklahoma, Limited Tax GO, 2.00%, 9/1/2022	20,000	20,000
Delaware County Educational Facilities Authority, Grove Public Schools Project Rev., 5.00%, 9/1/2022	50,000	50,000
Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 5.00%, 9/1/2023	10,000	10,251
Lincoln County Educational Facilities Authority, Stroud Public Schools Project Rev., 5.00%, 9/1/2022	55,000	55,000
McClain County Economic Development Authority, Educational Facilities, Blanchard Public Schools Project Rev., 4.00%, 9/1/2022	285,000	285,000
Oklahoma Capitol Improvement Authority, Office of Juvenile Affairs Project Series 2019B, Rev., 5.00%, 7/1/2023	20,000	20,444
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oklahoma — continued
Oklahoma Capitol Improvement Authority, Oklahoma Department of Transportation Project Rev., 5.00%, 7/1/2025	140,000	149,521
Oklahoma Capitol Improvement Authority, State Highway Capital Improvement, Capitol Repair Project Series 2017B, Rev., 5.00%, 1/1/2023	35,000	35,318
Oklahoma County Finance Authority, Deer Creek Public Schools Project Rev., 5.00%, 12/1/2022	130,000	130,829
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Series 2018, Rev., 5.00%, 10/1/2022	375,000	375,803
Rev., 5.00%, 10/1/2025	30,000	31,918
Oklahoma County Finance Authority, Harrah Public Schools Project Rev., 4.00%, 9/1/2022	350,000	350,000
Oklahoma County Finance Authority, Western Heights Public Schools Project
Series 2018A, Rev., 5.00%, 9/1/2022	125,000	125,000
Series 2018A, Rev., 5.00%, 9/1/2023	10,000	10,237
Oklahoma County Independent School District No. 89 Oklahoma City, Combined Purpose Series 2019A, GO, 3.00%, 7/1/2023	95,000	95,487
Oklahoma Department of Transportation Series 2018A, Rev., GAN, 5.00%, 9/1/2022	55,000	55,000
Oklahoma Development Finance Authority, Health System, Integris Obligated Group Series 2020C, Rev., VRDO, 1.75%, 9/12/2022 (c)	29,125,000	29,125,000
Oklahoma Development Finance Authority, Higher Education Master Real Project Series 2019A, Rev., 5.00%, 12/1/2022	50,000	50,315
Oklahoma Development Finance Authority, System of Higher Education, Master Real Property Series 2020A, Rev., 4.00%, 6/1/2023	260,000	262,901
Oklahoma Turnpike Authority, Second Senior Series 2017E, Rev., 4.00%, 1/1/2023	30,000	30,171
Oklahoma Water Resources Board, Master Trust Series 2013A, Rev., 5.00%, 4/1/2023 (b)	15,000	15,234
Oklahoma Water Resources Board, State Loan Program Series 2018B, Rev., 5.00%, 10/1/2022	50,000	50,112
SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — continued
Pontotoc County Educational Facilities Authority, Ada Public Schools Project Rev., 5.00%, 9/1/2022	75,000	75,000
Sand Springs Municipal Authority Water Sewer Utility & 1% Sales Tax Rev., 2.00%, 11/1/2022	55,000	54,940
Tulsa County Independent School District No. 1, Combined Purpose Series 2018B, GO, 3.00%, 8/1/2023	35,000	35,179
Tulsa County Industrial Authority Educational Facilities Lease, Broken Arrow Public Schools Project
Rev., 3.00%, 9/1/2022	225,000	225,000
Rev., 4.00%, 9/1/2022	340,000	340,000
Rev., 5.00%, 9/1/2022	25,000	25,000
Rev., 5.00%, 9/1/2025	35,000	35,874
Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2022	105,000	105,000
Tulsa County Industrial Authority, Capital Improvement Rev., 2.00%, 9/1/2022	30,000	30,000
Tulsa County Industrial Authority, Owasso Public Schools Project Rev., 5.00%, 9/1/2022	300,000	300,000
Tulsa Metropolitan Utility Authority
Rev., 3.00%, 10/1/2022	30,000	30,020
Series 2016C, Rev., 5.00%, 10/1/2022	75,000	75,169
Series 2019A, Rev., 5.00%, 4/1/2023	10,000	10,155
Tulsa Public Facilities Authority, Capital Improvement Rev., 3.00%, 6/1/2023	110,000	110,492
Total Oklahoma		34,296,436
Oregon — 0.4%
City of Beaverton Series 2020A, 5.00%, 6/1/2023	30,000	30,582
City of Bend, Bridge Creek Project 5.00%, 12/1/2022	65,000	65,442
City of Eugene, Electric Utility System Rev., 4.00%, 8/1/2024	140,000	140,148
City of Hermiston GO, 3.00%, 3/1/2023	25,000	25,077
City of McMinnville GO, 5.00%, 2/1/2023	45,000	45,493
City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2022	70,000	70,157
City of Portland, Water System, Second Lien
Rev., 5.00%, 10/1/2022	135,000	135,301
Rev., 5.00%, 10/1/2023	20,000	20,308
City of Salem GO, 5.00%, 6/1/2023	30,000	30,605
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
City of Salem, Water and Sewer Rev., 5.00%, 6/1/2023	20,000	20,403
City of St. Helens GO, 3.00%, 6/1/2023	25,000	25,127
Clackamas Community College District Series B, Zero Coupon, 6/15/2023	20,000	19,582
Columbia Multnomah and Washington Counties School District No. 1J 5.00%, 6/15/2023	35,000	35,716
County of Clatsop 4.00%, 6/15/2023	20,000	20,259
County of Yamhill, George Fox University Project Rev., 4.00%, 12/1/2022	280,000	281,022
County of Yamhill, Linfield University Project Rev., 4.00%, 10/1/2022	250,000	250,179
Deschutes & Jefferson Counties School District No. 2J Redmond Series 2008B, GO, Zero Coupon, 6/15/2023	20,000	19,593
Hillsboro School District No. 1J GO, 5.00%, 6/15/2023	10,000	10,207
Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (c)	260,000	270,281
Klamath Falls City Schools Series 2015A, GO, 5.00%, 6/15/2023	30,000	30,611
Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center, Inc. Project Rev., 4.00%, 9/1/2022	85,000	85,000
Lane County School District No. 52 Bethel GO, 4.00%, 6/15/2023 (b)	25,000	25,323
Lebanon Rural Fire Protection District GO, 5.00%, 6/15/2023	25,000	25,480
Metro Series 2012A, GO, 5.00%, 6/1/2023	85,000	85,121
Metro, Oregon Convention Center Hotel Project Rev., 5.00%, 6/15/2025	20,000	21,340
Metropolitan Wastewater Management Commission Rev., 5.00%, 11/1/2022	40,000	40,182
Oregon State Facilities Authority, Peacehealth Project Series 2014A, Rev., 5.00%, 11/15/2022	25,000	25,115
Oregon State Facilities Authority, Providence Health and Services Series 2013A, Rev., 5.00%, 10/1/2022	85,000	85,170
Oregon State Lottery
Series 2016-XF2290, Rev., VRDO, LIQ : Citibank NA, 1.56%, 9/12/2022 (c) (e)	8,000,000	8,000,000
Series A, Rev., 4.00%, 4/1/2023	100,000	101,010
Portland Community College District
GO, 3.00%, 6/15/2023 (b)	55,000	55,271
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	315

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oregon — continued
GO, 5.00%, 6/15/2023	30,000	30,635
Salem Hospital Facility Authority, Salem Health Project Series 2019A, Rev., 5.00%, 5/15/2023	25,000	25,422
State of Oregon
Series 2013G, GO, 4.00%, 11/1/2022	20,000	20,056
Series F, GO, 5.00%, 5/1/2023	45,000	45,810
State of Oregon, Alternate Energy GO, 4.00%, 10/1/2022	60,000	60,087
State of Oregon, Article XI-F(1) University Projects Series I, GO, 5.00%, 8/1/2023	20,000	20,478
State of Oregon, Article XI-Q State Projects Series 2019A, GO, 5.00%, 5/1/2023	45,000	45,810
State of Oregon, Department of Transportation Series 2012A, Rev., 5.00%, 11/15/2022 (b)	80,000	80,446
State of Oregon, Department of Transportation Highway User Senior Lien
Series 2012A, Rev., 5.00%, 11/15/2022	25,000	25,141
Series 2012A, Rev., 5.00%, 11/15/2022 (b)	25,000	25,139
Series 2013A, Rev., 5.00%, 11/15/2022	75,000	75,422
Series 2014A, Rev., 5.00%, 11/15/2022	85,000	85,478
Series 2017C, Rev., 5.00%, 11/15/2022	75,000	75,422
Series A, Rev., 5.00%, 11/15/2022	145,000	145,815
State of Oregon, Housing and Community Services Department, Single-Family Mortgage Program
Series 2020A, Rev., 0.88%, 1/1/2024	325,000	317,066
Series 2014A, Rev., 3.00%, 1/1/2024	200,000	199,851
Series 2020A, Rev., 0.90%, 7/1/2024	435,000	420,507
State of Oregon, University System Series 2013A, GO, 3.25%, 8/1/2023 (b)	25,000	25,195
State of Oregon, Veterans Welfare Series 2018E-102, GO, 2.45%, 12/1/2022	25,000	25,008
Tri-County Metropolitan Transportation District of Oregon
Series 2018A, Rev., 5.00%, 10/1/2022	60,000	60,130
Series 2017A, Rev., 5.00%, 10/1/2023	45,000	46,218
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Payroll Tax Series 2015B, Rev., 5.00%, 9/1/2022	45,000	45,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
Tri-County Metropolitan Transportation District of Oregon, Tax Exempt Series 2017A, Rev., 5.00%, 10/1/2022	905,000	906,967
Tri-County Metropolitan Transportation District, Senior Lien Payroll Tax Series 2012A, Rev., 5.00%, 9/1/2022	65,000	65,000
Washington County Clean Water Services, Senior Lien
5.00%, 10/1/2022	95,000	95,213
5.00%, 10/1/2023	20,000	20,572
Total Oregon		13,082,993
Pennsylvania — 3.1%
Abington School District Series 2021AA, 5.00%, 3/15/2023	40,000	40,557
Aliquippa Municipal Water Authority Water and Sewer 4.00%, 11/15/2022	20,000	20,064
Allegheny County Higher Education Building Authority, Duquesne University Series 2014A, 5.00%, 3/1/2023	50,000	50,570
Allegheny County Hospital Development Authority, Pittsburgh Medical Center
Series 2011A, 5.00%, 10/15/2022	435,000	436,256
Series 2021B, 5.00%, 10/15/2022	175,000	175,505
Series 1997B, NATL-RE, 6.00%, 7/1/2023	215,000	220,905
Series 2021B, 5.00%, 10/15/2024	705,000	738,195
5.00%, 7/15/2025	110,000	116,919
Allegheny County Sanitary Authority, Sewer 5.00%, 12/1/2022	345,000	347,275
Allegheny Valley Joint School District 3.00%, 11/1/2022	25,000	25,029
Altoona Area School District
AGM, 3.00%, 12/1/2022 (b)	20,000	20,035
AGM, 3.13%, 12/1/2033 (b)	40,000	40,079
Avon Grove School District Chester County 4.00%, 11/15/2022	115,000	115,371
Bethel Park School District 5.00%, 8/1/2025	35,000	37,417
Bethlehem Area School District
5.00%, 10/15/2022	75,000	75,245
5.00%, 11/15/2022	50,000	50,276
Blue Mountain School District 5.00%, 10/1/2022	25,000	25,051
Borough of West Chester GO, 4.00%, 11/15/2022	25,000	25,088
Boyertown Area School District 2.00%, 10/1/2022	200,000	199,934
SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Bristol Township School District 5.00%, 6/1/2023	25,000	25,465
Bucks County Water and Sewer Authority, Sewer System 4.00%, 12/1/2022	240,000	240,972
Carlisle Area School District, Limited Tax 3.00%, 9/1/2024	25,000	25,218
Centennial School District Bucks County
5.00%, 12/15/2022	150,000	151,186
Series 2017C, 5.00%, 12/15/2023	55,000	56,817
Series 2017A, 5.00%, 12/15/2024	25,000	26,334
Central Dauphin School District 2.00%, 2/1/2023 (b)	20,000	19,949
Central York School District 4.00%, 11/15/2022	100,000	100,341
Chartiers Valley School District Series A, 5.00%, 10/15/2022	120,000	120,384
Cheltenham Township School District
Series 2021A, 2.00%, 9/15/2022	20,000	19,998
4.00%, 9/15/2023	25,000	25,432
Series 2019A, 4.00%, 2/15/2025	20,000	20,641
Chester County Industrial Development Authority, Longwood Gardens Project 3.00%, 12/1/2022	75,000	75,135
Chester Water Authority 5.00%, 12/1/2022	70,000	70,479
City of Bethlehem Series 2019AA, AGM, 4.00%, 10/1/2022	65,000	65,090
City of Lancaster GO, AGM, 4.00%, 11/1/2022	20,000	20,056
City of New Castle GO, AGM, 3.00%, 11/1/2022	25,000	25,013
City of Philadelphia, Water and Wastewater System
Rev., 5.00%, 11/1/2022 (b)	35,000	35,155
Series 2014A, Rev., 5.00%, 7/1/2025	100,000	104,445
City of Pittsburgh
Series 2020A, GO, 4.00%, 9/1/2022	50,000	50,000
Series 2012A, GO, 5.00%, 9/1/2022	455,000	455,000
Series 2012A, GO, 5.00%, 9/1/2022 (b)	110,000	110,000
Series 2012B, GO, 5.00%, 9/1/2022 (b)	225,000	225,000
Commonwealth Financing Authority Series B, 5.00%, 6/1/2023	10,000	10,180
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	3,465,000	3,591,846
Rev., 5.00%, 6/1/2025	40,000	42,229
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Commonwealth of Pennsylvania
GO, 5.00%, 9/15/2022	190,000	190,187
Series 2013-2, GO, 5.00%, 10/15/2022	270,000	270,878
COP, AGM, 5.00%, 11/1/2022	50,000	50,215
Series 1, GO, 4.00%, 7/1/2023	20,000	20,279
Series 2, GO, 5.00%, 1/15/2024	25,000	25,891
Series 2014-1, GO, 5.00%, 6/15/2024	40,000	41,837
GO, 5.00%, 7/1/2024	25,000	26,175
GO, 5.00%, 10/15/2024	50,000	51,423
Series 2018A, COP, 5.00%, 7/1/2025	100,000	106,518
GO, 5.00%, 9/15/2026	20,000	21,927
Conestoga Valley School District Series 2019B, 4.00%, 4/1/2025	35,000	36,209
Council Rock School District
4.00%, 11/15/2022	750,000	752,437
4.00%, 11/15/2023	120,000	122,145
Series 2019A, 4.00%, 11/15/2025	35,000	36,501
County of Adams Series 2017B, 5.00%, 11/15/2023	25,000	25,747
County of Allegheny
Series C-69, 5.00%, 12/1/2022 (b)	50,000	50,361
Series C-69, 5.00%, 12/1/2023	50,000	50,347
Series C-70, 5.00%, 12/1/2034 (b)	35,000	35,237
Series C-70, 5.00%, 12/1/2037 (b)	25,000	25,169
County of Armstrong 4.00%, 6/1/2023	125,000	126,460
County of Berks 5.00%, 11/15/2022	90,000	90,508
County of Bucks 5.00%, 12/1/2022	70,000	70,479
County of Chester 5.00%, 11/15/2030 (b)	170,000	170,948
County of Dauphin
Series 2016A, GO, 4.00%, 11/15/2022	75,000	75,258
Series 2017, GO, 5.00%, 11/15/2022	85,000	85,462
Series 2016C, GO, 4.00%, 10/1/2023	25,000	25,428
GO, 4.00%, 11/15/2023	35,000	35,663
County of Lancaster
Series 2016B, GO, 3.00%, 11/1/2022	155,000	155,178
GO, 4.00%, 11/1/2022	30,000	30,083
Series 2017C, GO, 4.00%, 11/1/2022	20,000	20,055
Series A, GO, 5.00%, 11/1/2022	35,000	35,154
GO, 5.00%, 5/1/2023	45,000	45,771
County of Luzerne Series 2017A, GO, AGM, 5.00%, 12/15/2022	60,000	60,440
County of Monroe GO, 5.00%, 9/15/2022 (b)	30,000	30,029
County of Montgomery Series 2009C, GO, 5.00%, 12/15/2023	25,000	25,058
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	317

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
County of Northampton Series B, GO, 3.00%, 10/1/2022 (b)	55,000	55,035
County of Westmoreland
Series 2013A, GO, 5.00%, 12/1/2022 (b)	30,000	30,199
Series 2013A, GO, 5.00%, 12/1/2022	105,000	105,661
County of York
Series 2016A, GO, 3.00%, 12/1/2022	50,000	50,088
GO, 4.00%, 12/1/2022	30,000	30,126
GO, 5.00%, 6/1/2023 (b)	20,000	20,397
Series 2016A, GO, 3.00%, 12/1/2023	30,000	30,182
Crawford Central School District Series 2012A, AGM, 4.00%, 2/15/2023	50,000	50,066
Cumberland County Municipal Authority, Dickinson College Project Series 2018A, Rev., 5.00%, 11/1/2022	70,000	70,295
Cumberland Valley School District Series 2018A, GO, 4.00%, 12/1/2022	265,000	266,106
Delaware County Authority, Haverford College Series 2017A, Rev., 5.00%, 10/1/2022	100,000	100,221
Delaware County Authority, Villanova University Rev., 5.00%, 8/1/2024	25,000	26,092
Delaware River Joint Toll Bridge Commission, Bridge System Series 2012A, Rev., 5.00%, 7/1/2023	50,000	50,135
Delaware Valley School District GO, 5.00%, 11/1/2022	25,000	25,107
Derry Township Industrial and Commercial Development Authority, Derry Township Municipal Center Project Rev., 1.00%, 11/15/2023	160,000	155,040
Derry Township School District Series 2019C, GO, 4.00%, 11/15/2022	55,000	55,199
East Penn School District
GO, 4.00%, 11/15/2022	25,000	25,085
GO, 4.00%, 11/15/2023	45,000	45,788
East Stroudsburg Area School District Series AA, GO, 5.00%, 9/1/2022	40,000	40,000
Economy Borough Municipal Authority Rev., 3.13%, 12/15/2022 (b)	20,000	20,046
Elizabeth Forward School District
Series 2021B, GO, AGM, 2.00%, 12/1/2022	20,000	19,963
Series 2021C, GO, AGM, 2.00%, 12/1/2022	15,000	14,972
Series 2021B, GO, AGM, 2.00%, 12/1/2023	20,000	19,779
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series 2021C, GO, AGM, 2.00%, 12/1/2023	10,000	9,889
Elizabethtown Area School District Series 2021A, GO, 4.00%, 11/15/2022	35,000	35,114
Exeter Township School District GO, 5.00%, 9/1/2022	25,000	25,000
Garnet Valley School District
GO, 4.00%, 2/1/2023	45,000	45,291
GO, 4.00%, 4/1/2023	25,000	25,224
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (c)	145,000	156,488
General Authority of Southcentral Pennsylvania, AICUP Financing Program, York College of Pennsylvania Project Series 2017 PP4, Rev., 3.00%, 11/1/2022	25,000	25,020
Gettysburg Area School District
GO, 5.00%, 1/15/2023	30,000	30,272
GO, 5.00%, 1/15/2024	20,000	20,612
Governor Mifflin School District Series 2012B, GO, 4.00%, 4/1/2023 (b)	25,000	25,240
Greater Latrobe School Authority Rev., 4.00%, 10/1/2022	25,000	25,033
Hamburg Area School District GO, 5.00%, 4/1/2023	120,000	121,830
Hanover Public School District GO, 4.50%, 3/1/2023	25,000	25,236
Hatboro-Horsham School District
GO, 4.00%, 9/15/2022	20,000	20,012
GO, 4.00%, 9/15/2022	70,000	70,044
Series B, GO, 5.00%, 3/15/2023 (b)	80,000	81,159
Haverford Township School District GO, 4.00%, 9/15/2022	40,000	40,025
Hempfield School District, Lancaster County Series 2020A, GO, 4.00%, 10/15/2022	45,000	45,086
Hollidaysburg Sewer Authority Rev., AGM, 3.00%, 12/1/2022	50,000	50,067
Horsham Water and Sewer Authority Rev., 5.00%, 11/15/2022	120,000	120,653
Kennett Consolidated School District Series 2018AA, GO, 4.00%, 2/15/2023	55,000	55,428
Lancaster Higher Education Authority, Harrisburg Area Community College Project Series 2016A, Rev., 5.00%, 10/1/2022	30,000	30,062
Lancaster Industrial Development Authority, Garden Spot Village Project Rev., 5.38%, 5/1/2023 (b)	20,000	20,397
SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Lehigh County Authority Rev., 3.00%, 11/1/2022	50,000	50,065
Lehigh County Industrial Development Authority, PPL Electric Utilities Corp., Project Series 2016A, Rev., VRDO, 1.80%, 9/1/2022 (c)	240,000	240,000
Lower Lackawanna Valley Sanitary Authority Rev., AGM, 4.00%, 9/15/2022	25,000	25,015
Lower Merion School District GO, 5.00%, 9/15/2022	35,000	35,035
Marple Newtown School District GO, 5.00%, 6/1/2023	30,000	30,598
Marshall Township Municipal Sanitary Authority Rev., 3.00%, 10/1/2022	25,000	25,014
Methacton School District
GO, 5.00%, 3/1/2023	45,000	45,591
GO, 4.00%, 9/15/2025	75,000	78,113
Monroeville Finance Authority, University of Pittsburg Medical Center
Rev., 3.00%, 2/15/2023	430,000	430,260
Series 2013B, Rev., 3.50%, 7/1/2023	230,000	231,627
Rev., 5.00%, 2/15/2025	85,000	89,606
Rev., 5.00%, 2/15/2026	20,000	21,479
Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project
Rev., 4.00%, 12/1/2022	100,000	100,258
Rev., 4.00%, 12/1/2023	125,000	126,496
Moon Area School District Series 2015A, GO, 5.00%, 11/15/2022	285,000	286,486
Nazareth Area School District GO, 4.00%, 11/15/2022	50,000	50,145
Neshaminy School District GO, 5.00%, 10/15/2022	125,000	125,401
New Kensington Municipal Sanitary Authority Rev., AGM, 3.45%, 12/1/2022 (b)	20,000	20,053
Norristown Area School District GO, 5.00%, 9/1/2022	190,000	190,000
North Allegheny School District, Unlimited Tax Series 2019A, GO, 4.00%, 5/1/2024	25,000	25,602
North East School District GO, AGM, 2.00%, 9/1/2022	170,000	170,000
North Hills School District Series 2016A, GO, 5.00%, 12/15/2022	20,000	20,152
North Hills School District, Limited Tax GO, 4.00%, 10/15/2022	205,000	205,415
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
North Penn School District
Series 2019A, GO, 3.00%, 1/15/2023	20,000	20,055
Series 2019A, GO, 3.00%, 1/15/2025	30,000	30,315
North Penn Water Authority Rev., (SIFMA Municipal Swap Index Yield + 0.56%), 2.06%, 9/12/2022 (d)	1,225,000	1,223,903
North Wales Water Authority Rev., 3.00%, 11/1/2022	20,000	20,017
North Wales Water Authority, Water and Sewer System Rev., 4.00%, 11/1/2022	100,000	100,249
Northampton County General Purpose Authority, Lafayette College Rev., 5.00%, 11/1/2023	30,000	30,890
Northampton County General Purpose Authority, St. Luke's University Health Network Project Series 2016A, Rev., 5.00%, 8/15/2023	45,000	45,930
Northeastern School District Series 2021B, GO, 2.00%, 9/1/2022	200,000	200,000
Norwin School District GO, AGM, 3.00%, 11/15/2022	110,000	110,137
Owen J Roberts School District GO, 5.00%, 5/15/2023 (b)	70,000	71,314
Oxford Area School District
Series 2019A, GO, 4.00%, 9/1/2022	35,000	35,000
Series 2019A, GO, 4.00%, 9/1/2023	40,000	40,579
Parkland School District
Series 2020A, GO, 4.00%, 1/15/2023	130,000	130,809
GO, 4.00%, 2/1/2023	25,000	25,174
Pennsylvania Economic Development Financing Authority, PPL Electric Utilities Corporation Project Rev., 0.40%, 10/1/2023	800,000	772,660
Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center
Series 2021A, Rev., 4.00%, 10/15/2022	45,000	45,077
Series 2017A, Rev., 4.00%, 11/15/2022	325,000	325,936
Series 2017A, Rev., 5.00%, 11/15/2023	1,730,000	1,777,544
Series 2014A, Rev., 5.00%, 2/1/2025	50,000	52,129
Series 2017A, Rev., 5.00%, 11/15/2026	25,000	27,219
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	319

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, UPMC Series 2017C, Subseries C1, Rev., (SIFMA Municipal Swap Index Yield + 0.37%), 1.87%, 9/12/2022 (d)	1,500,000	1,490,245
Pennsylvania Higher Educational Facilities Authority, BRYN MAWR College
Series 2012A, Rev., 4.00%, 12/1/2022	130,000	130,539
Rev., 5.00%, 12/1/2023	25,000	25,793
Rev., 5.00%, 12/1/2024	70,000	73,815
Pennsylvania Higher Educational Facilities Authority, Drexel University Rev., 5.00%, 5/1/2023	265,000	269,330
Pennsylvania Higher Educational Facilities Authority, Philadelphia University Rev., 5.00%, 6/1/2023 (b)	20,000	20,390
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series AN, Rev., 5.00%, 6/15/2023	25,000	25,499
Pennsylvania Higher Educational Facilities Authority, Trustees of the University
Series B, Rev., 5.00%, 10/1/2022	60,000	60,129
Series 2018A, Rev., 5.00%, 2/15/2023	60,000	60,713
Series 2016A, Rev., 5.00%, 8/15/2023	25,000	25,607
Series 2015A, Rev., 5.00%, 10/1/2023	25,000	25,685
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	254,853
Pennsylvania State University (The)
Series 2015B, Rev., 5.00%, 9/1/2022	90,000	90,000
Series B, Rev., 5.00%, 9/1/2022	160,000	160,000
Pennsylvania Turnpike Commission
Rev., VRDO, LOC : TD Bank NA, 1.65%, 9/8/2022 (c)	8,000,000	8,000,000
Series 2019-2, Rev., VRDO, LOC : TD Bank NA, 1.65%, 9/8/2022 (c)	14,095,000	14,095,000
Series 2020A, Rev., VRDO, LOC : Barclays Bank plc, 1.46%, 9/12/2022 (c)	40,000,000	40,000,000
Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.10%, 9/12/2022 (d)	25,000	25,054
Series 2010C-3, Rev., Zero Coupon, 12/1/2022	105,000	104,294
Series 2021A, Rev., 3.00%, 12/1/2022	75,000	75,107
Series 2021B, Rev., 3.00%, 12/1/2022	60,000	60,113
Series A-1, Rev., 3.00%, 12/1/2022	60,000	60,095
Rev., 5.00%, 12/1/2022	235,000	236,485
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series 2011A, Rev., 5.00%, 12/1/2022	125,000	125,790
Series 2012B, Rev., 5.00%, 12/1/2022	75,000	75,485
Series 2012B, Rev., AGM, 5.00%, 12/1/2022 (b)	110,000	110,745
Series 2014A, Rev., 5.00%, 12/1/2022	75,000	75,474
Series 2015B, Rev., 5.00%, 12/1/2022	100,000	100,632
Series 2017A, Rev., 5.00%, 12/1/2022	45,000	45,291
Series 2019A, Rev., 5.00%, 12/1/2022	140,000	140,885
Series A-1, Rev., 5.00%, 12/1/2022 (b)	70,000	70,474
Series A-1, Rev., 5.00%, 12/1/2022	440,000	442,780
Series 2016B, Rev., 5.00%, 6/1/2023	25,000	25,476
Series 2011A, Rev., 5.00%, 12/1/2023	35,000	36,101
Series A-1, Rev., 5.00%, 12/1/2023	25,000	25,786
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced, Subordinate Series 2013A, Rev., 5.00%, 12/1/2022 (b)	145,000	145,982
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced
Rev., 5.00%, 12/1/2022 (b)	75,000	75,508
Series 2012B, Rev., 5.00%, 12/1/2022	45,000	45,284
Series 2013A, Rev., 5.00%, 12/1/2022 (b)	40,000	40,271
Rev., 5.00%, 12/1/2023	290,000	299,121
Pennsylvania Turnpike Commission, Oil Franchise Tax Series A, Rev., 5.00%, 12/1/2022	85,000	85,582
Pennsylvania Turnpike Commission, Senior Lien
Series 2012A, Rev., 5.00%, 12/1/2022	180,000	181,137
Series 2012A, Rev., 5.00%, 12/1/2022 (b)	270,000	271,794
Series 2012A, Rev., 5.00%, 12/1/2023	175,000	176,126
Perkiomen Valley School District
GO, 5.00%, 3/1/2023	25,000	25,334
GO, 5.00%, 3/1/2024	25,000	25,960
Peters Township School District Washington County
GO, 4.00%, 9/1/2022	135,000	135,000
GO, 5.00%, 1/15/2026	20,000	21,511
Philadelphia Authority for Industrial Development Rev., 5.00%, 10/1/2022	350,000	350,700
Philadelphia Authority for Industrial Development, National Board of Medical Examiners Project Rev., 5.00%, 5/1/2025	160,000	169,674
SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Philadelphia Authority for Industrial Development, Thomas Jefferson University Series 2017A, Rev., VRDO, 4.00%, 9/1/2022 (b) (c)	500,000	500,000
Philadelphia Gas Works Co., 1998 General Ordinance
Rev., 5.00%, 10/1/2022	515,000	516,022
Rev., 5.00%, 10/1/2025	85,000	91,006
Philipsburg-Osceola Area School District GO, 4.00%, 10/15/2022	25,000	25,049
Pittsburgh School District
GO, 4.00%, 9/1/2022	70,000	70,000
GO, 5.00%, 9/1/2022	20,000	20,000
Series 2017A, GO, 5.00%, 9/1/2022	35,000	35,000
GO, AGM, 5.00%, 9/1/2023	25,000	25,654
Pittsburgh Water and Sewer Authority, First Lien
Series 2019A, Rev., 5.00%, 9/1/2022	125,000	125,000
Series A, Rev., 5.00%, 9/1/2022	210,000	210,000
Reading Area Water Authority Rev., AGM, 4.00%, 12/1/2023	75,000	75,774
Saucon Valley School District GO, 4.00%, 9/1/2022	100,000	100,000
Shikellamy School District Series 2020A, GO, 5.00%, 9/1/2022	25,000	25,000
Souderton Area School District
GO, 2.00%, 11/1/2022	40,000	39,956
GO, 5.00%, 11/1/2022	25,000	25,103
South Fayette Township School District Series 2014A, GO, AGM, 4.00%, 9/15/2022	50,000	50,030
Southeastern Pennsylvania Transportation Authority Rev., 5.00%, 3/1/2025	45,000	47,492
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Rev., 5.00%, 6/1/2024	20,000	20,805
Southern Lehigh School District
Series A, GO, 5.00%, 9/1/2022	20,000	20,000
Series A, GO, 5.00%, 9/1/2023	35,000	35,867
Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax Rev., AGM, 4.00%, 2/1/2023	1,785,000	1,796,677
Spring Grove Area School District Series A, GO, 5.00%, 10/1/2022	115,000	115,249
St. Mary Hospital Authority, Trinity Health Corp. Series 2012B, Rev., 5.00%, 11/15/2022	280,000	281,459
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
State College Area School District GO, 4.00%, 3/1/2023	40,000	40,345
State Public School Building Authority, Dauphin County Technical School Project Rev., 5.00%, 9/15/2022	60,000	60,059
State Public School Building Authority, Delaware County Community College Project Rev., 5.00%, 10/1/2022	75,000	75,162
State Public School Building Authority, The School District of the City of Harrisburg Project Series 2016A, Rev., AGM, 4.00%, 12/1/2026 (b)	15,000	15,877
State Public School Building Authority, Westmoreland County Community College
Series 2016A, Rev., AGM, 5.00%, 10/15/2022	145,000	145,465
Series 2016A, Rev., AGM, 5.00%, 10/15/2023	10,000	10,286
Steel Valley School District, Capital Appreciation GO, AGM, Zero Coupon, 11/1/2022	40,000	39,808
Sto Rox School District GO, 3.00%, 12/15/2022	150,000	150,165
Susquehanna Township School District GO, 4.00%, 5/15/2023	25,000	25,285
Swarthmore Borough Authority
Rev., 5.00%, 9/15/2022	75,000	75,074
Series 2016A, Rev., 5.00%, 9/15/2022	35,000	35,035
Swarthmore Borough Authority, Swarthmore College Series 2016B, Rev., 5.00%, 9/15/2022	50,000	50,049
Township of Cranberry 4.00%, 3/1/2023	35,000	35,305
Township of Derry GO, 2.00%, 11/15/2022	25,000	24,977
Township of Hempfield
GO, 2.00%, 10/15/2022	50,000	49,953
GO, 5.00%, 10/15/2023	35,000	35,980
Township of Lower Merion GO, 5.00%, 1/15/2023	20,000	20,200
Township of Lower Paxton GO, 4.00%, 4/1/2024	30,000	30,685
Township of Palmer
Series 2020A, GO, 5.00%, 11/15/2022	30,000	30,169
Series 2020A, GO, 5.00%, 11/15/2023	30,000	30,900
Township of Radnor
GO, 3.63%, 11/1/2022 (b)	40,000	40,089
GO, 3.88%, 11/1/2022 (b)	35,000	35,092
GO, 4.00%, 11/1/2022 (b)	85,000	85,237
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	321

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Troy Area School District Bradford County GO, 4.00%, 3/1/2023	20,000	20,165
Tussey Mountain School District Series 2017A, GO, AGM, 3.00%, 10/1/2022 (b)	25,000	25,013
Upper Perkiomen School District GO, 5.00%, 11/15/2022	20,000	20,110
Warwick School District GO, 5.00%, 2/1/2023	40,000	40,447
West Allegheny School District Series 2017A, GO, 4.00%, 9/1/2022	60,000	60,000
West Jefferson Hills School District
Series 2017A, GO, 5.00%, 8/1/2023	30,000	30,720
GO, 3.00%, 8/1/2024	25,000	25,226
West View Municipal Authority Water Rev., 4.50%, 11/15/2022	40,000	40,177
Westmont Hilltop School District GO, 3.00%, 10/1/2022	90,000	90,037
Yough School District Series 2019A, GO, 4.00%, 10/1/2022	50,000	50,062
Total Pennsylvania		96,096,651
Rhode Island — 0.1%
Narragansett Bay Commission, Wastewater System
Series 2013A, Rev., 5.00%, 9/1/2022 (b)	310,000	310,000
Series C, Rev., 5.00%, 9/1/2022	25,000	25,000
Rhode Island Commerce Corp. Series 2016A, Rev., 5.00%, 6/15/2023	150,000	152,760
Rhode Island Health and Educational Building Corp. Series 2016A, Rev., 5.00%, 9/15/2022	50,000	50,050
Rhode Island Health and Educational Building Corp., Higher Education Facilities, Brown University
Rev., 5.00%, 9/1/2022	390,000	390,000
Rev., 5.00%, 9/1/2023	25,000	25,659
Rhode Island Health and Educational Building Corp., Hospital Financing Lifespan Obligated Group Issue
Rev., 5.00%, 5/15/2024	30,000	31,057
Rev., 5.00%, 5/15/2026	65,000	67,957
Rhode Island Health and Educational Building Corp., Providence College
Rev., 5.00%, 11/1/2022	100,000	100,435
Series 2012B, Rev., 5.00%, 11/1/2022	75,000	75,327
Series 2012B, Rev., 5.00%, 11/1/2023	125,000	125,510
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Rhode Island — continued
Rhode Island Infrastructure Bank Series 2018A, Rev., 5.00%, 10/1/2022	50,000	50,106
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund
Series 2015A, Rev., 3.25%, 10/1/2022	85,000	85,072
Series 2012A, Rev., 4.00%, 10/1/2022	35,000	35,051
Series 2013A, Rev., 4.00%, 10/1/2022 (b)	75,000	75,103
Series 2002B, Rev., 4.50%, 10/1/2022	25,000	25,046
Series 2012B, Rev., 5.00%, 10/1/2022	40,000	40,090
Series 2012B, Rev., 5.00%, 10/1/2022 (b)	25,000	25,056
Series 2013A, Rev., 5.00%, 10/1/2022	110,000	110,247
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	30,000	30,067
Series 2014A, Rev., 5.00%, 10/1/2022	45,000	45,101
Series 2017B, Rev., 5.00%, 10/1/2022	45,000	45,101
Series B, Rev., 5.00%, 10/1/2022	20,000	20,045
Series C, Rev., 5.00%, 10/1/2022	35,000	35,079
Rhode Island Infrastructure Bank, Municipal Road and Bridge Series 2019A, Rev., 5.00%, 10/1/2022	150,000	150,319
Rhode Island Infrastructure Bank, Safe Drinking Water
Series 2012A, Rev., 3.00%, 10/1/2022 (b)	25,000	25,015
Series 2012A, Rev., 5.00%, 10/1/2022 (b)	170,000	170,379
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 4.00%, 10/1/2022	220,000	220,283
State of Rhode Island and Providence Plantations Consolidated Capital Development Loan
Series 2013A, GO, 5.00%, 10/15/2022 (b)	25,000	25,082
Series 2014B, GO, 5.00%, 11/1/2022 (b)	45,000	45,203
Series 2012B, GO, 4.00%, 10/15/2023	35,000	35,071
State of Rhode Island and Providence Plantations Lease Participation Certificates, School for The Deaf Project Series 2017D, COP, 5.00%, 4/1/2024	30,000	31,180
State of Rhode Island and Providence Plantations, Courthouse Project Series 2013A, COP, 5.00%, 10/1/2023	45,000	46,228
SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Rhode Island — continued
State of Rhode Island, Eleanor Slater Hospital Project Series 2018B, COP, 5.00%, 11/1/2022	200,000	200,867
Town of Smithfield Series 2016A, GO, 4.00%, 9/1/2022	20,000	20,000
Town of Westerly Series 2014A, GO, 5.00%, 7/1/2023	45,000	45,985
Total Rhode Island		2,990,531
South Carolina — 0.6%
Beaufort County School District
Series 2015B, SCSDE, 5.00%, 3/1/2024	30,000	31,143
Series 2015B, SCSDE, 5.00%, 3/1/2025	75,000	79,771
Berkeley County School District, Securing Assets for Education
5.00%, 12/1/2022	55,000	55,376
Series 2015A, 5.00%, 12/1/2025	95,000	98,003
Charleston Educational Excellence Finance Corp.
5.00%, 12/1/2022	90,000	90,609
Series 2013B, 5.00%, 12/1/2022	25,000	25,169
5.00%, 12/1/2024	65,000	67,071
Series 2013B, 5.00%, 12/1/2025	35,000	36,111
City of Anderson, Water and Sewer
5.00%, 7/1/2023	2,005,000	2,047,714
5.00%, 7/1/2025	1,400,000	1,496,401
5.00%, 7/1/2026	1,450,000	1,583,015
City of Columbia, Waterworks and Sewer System Series 2019A, 4.00%, 2/1/2023	35,000	35,219
City of Columbus, Water and Sewerage
3.00%, 2/1/2023	40,000	40,087
5.00%, 2/1/2023	25,000	25,258
City of Florence Rev., 4.00%, 9/1/2022	25,000	25,000
City of Greenwood Rev., 5.00%, 12/1/2022	20,000	20,132
City of Sumter, Waterworks & Sewer System Rev., 5.00%, 12/1/2022	20,000	20,135
Clemson University, Higher Education Bonds Series 2015B, 5.00%, 5/1/2023	80,000	81,382
County of Charleston Series 2021C, 4.00%, 11/1/2022	30,000	30,089
County of Charleston, Transportation Sales Tax 5.00%, 11/1/2022	40,000	40,183
County of Dorchester, Waterworks and Sewer System
Rev., 5.00%, 10/1/2022	110,000	110,245
Rev., 5.00%, 10/1/2022 (b)	125,000	125,273
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — continued
County of Florence, McLeod Medical Center Project Rev., 5.00%, 11/1/2022	270,000	271,140
County of Richland Series 2013B, GO, 5.00%, 3/1/2023	40,000	40,538
Dorchester County School District No. 2, Growth Installment Purchase
Series 2013B, Rev., 5.00%, 12/1/2022	60,000	60,411
Series 2013B, Rev., 4.00%, 12/1/2024	50,000	50,951
Florence Public Facilities Corp., Installment Purchase Series 2020B, Rev., 5.00%, 11/1/2022	25,000	25,108
Fort Mill School District No. 4
Series 2012A, GO, SCSDE, 3.00%, 9/1/2022 (b)	75,000	75,000
Series 2017B, GO, SCSDE, 5.00%, 3/1/2023	20,000	20,268
Fort Mill School Facilities Corp., Fort Mill School District no.4 Rev., 5.00%, 12/1/2022	160,000	161,095
Greenville County School District, Building Equity Sooner for Tomorrow Installment Purchase Rev., 5.00%, 12/1/2022	90,000	90,616
Greenwood Fifty Schools Facilities, Inc., Installment Purchase Rev., 5.00%, 12/1/2022	80,000	80,529
Horry County School District
GO, SCSDE, 5.00%, 3/1/2023	40,000	40,524
GO, SCSDE, 5.00%, 3/1/2025	25,000	26,571
Joint Municipal Water and Sewer Commission, System Improvement Rev., 4.75%, 6/1/2023 (b)	20,000	20,356
Kershaw County Public Schools Foundation Rev., 5.00%, 12/1/2022	25,000	25,160
Lee County School Facilities, Inc. Rev., AGM, 5.00%, 12/1/2022	50,000	50,330
Lexington County School District No. 1 Series 2013B, GO, SCSDE, 3.38%, 2/1/2023 (b)	60,000	60,259
Lexington One School Facilities Corp., Lexington County School District No. 1 Rev., 5.00%, 12/1/2022	60,000	60,411
Lexington School District No. 2 Educational Facilities Corp. Series 2015B, Rev., 5.00%, 12/1/2022	50,000	50,331
Medical University of South Carolina (The) Rev., 5.00%, 10/1/2022	30,000	30,065
Patriots Energy Group Financing Agency Series 2018A, Rev., LIQ : Royal Bank of Canada, 4.00%, 2/1/2024 (c)	4,385,000	4,456,581
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	323

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Carolina — continued
Piedmont Municipal Power Agency
Subseries A-2, Rev., NATL-RE, Zero Coupon, 1/1/2023	75,000	74,312
Series 2015A, Rev., 5.00%, 1/1/2025	360,000	378,817
Rev., NATL-RE, 5.38%, 1/1/2025	105,000	111,461
Richland County School District No. 1 Series 2014C, GO, SCSDE, 5.00%, 3/1/2023	35,000	35,477
Richland County School District No. 2 Series 2015A, GO, SCSDE, 5.00%, 2/1/2023	70,000	70,797
SCAGO Educational Facilities Corp. for Calhoun School District Rev., 5.00%, 12/1/2022	20,000	20,132
Scago Educational Facilities Corp. for Colleton School District Rev., 5.00%, 12/1/2022	65,000	65,412
SCAGO Educational Facilities Corp. for Pickens School District Rev., 5.00%, 12/1/2022	520,000	523,455
Scago Educational Facilities Corp. for Union School District Rev., 5.00%, 12/1/2022	20,000	20,127
South Carolina Jobs-Economic Development Authority, Bon Secours Health System, Inc.
Rev., 5.00%, 10/1/2022	45,000	45,094
Rev., 3.75%, 11/1/2022 (b)	70,000	70,164
Rev., 5.00%, 11/1/2022 (b)	235,000	236,039
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Inc. Rev., 5.00%, 10/1/2025 (c)	300,000	321,014
South Carolina Jobs-Economic Development Authority, Hospital Refunding and Improvement, Mcleod Health Projects Rev., 5.00%, 11/1/2022	490,000	492,068
South Carolina Jobs-Economic Development Authority, Wofford College Rev., 5.00%, 4/1/2023	125,000	126,754
South Carolina Public Service Authority, Santee Cooper
Series 2014C, Rev., 5.00%, 12/1/2022	140,000	140,902
Series C, Rev., 5.00%, 12/1/2022	220,000	221,418
Series 2013A, Rev., 5.75%, 12/1/2023 (b)	40,000	41,614
Series A, Rev., 5.00%, 12/1/2026	1,170,000	1,226,222
South Carolina State Fiscal Accountability Authority, Mental Health Project Rev., 5.00%, 10/1/2022	75,000	75,166
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — continued
South Carolina Transportation Infrastructure Bank
Series 2016A, Rev., 5.00%, 10/1/2022	110,000	110,243
Series 2015A, Rev., 5.00%, 10/1/2024	25,000	26,281
Spartanburg Sanitary Sewer District, Sewer System Series B, Rev., 5.00%, 3/1/2023 (b)	25,000	25,336
Town of Summerville, Hospitality Fee Pledge Series 2015B, Rev., 5.00%, 10/1/2023	300,000	307,636
University of South Carolina, Athletic Facilities
Series 2017B, Rev., 5.00%, 5/1/2024	410,000	426,650
Series 2017B, Rev., 5.00%, 5/1/2025	530,000	562,184
University of South Carolina, Higher Education Facilities
Rev., 5.00%, 5/1/2023	90,000	91,602
Rev., 5.00%, 5/1/2025	70,000	74,549
York County School District No. 3 Rock Hill Series 2017B, GO, SCSDE, 5.00%, 3/1/2023	30,000	30,409
Total South Carolina		17,810,965
South Dakota — 0.2%
Bon Homme School District No. 4-2, Limited Tax 2.00%, 12/1/2022	50,000	49,948
City of Sioux Falls, Sales Tax
Series 2016A, Rev., 3.00%, 11/15/2022	20,000	20,031
Series 2012A, Rev., 4.00%, 11/15/2022	180,000	180,644
Series 2017A, Rev., 5.00%, 11/15/2022	355,000	356,982
Series 2020A, Rev., 5.00%, 11/15/2022	25,000	25,140
County of Minnehaha Series 2017A, GO, 4.00%, 12/1/2022	25,000	25,101
County of Pennington, Limited Tax
Series 2017A, COP, 3.00%, 6/1/2023	25,000	25,136
Series 2017A, COP, 3.00%, 12/1/2023	100,000	100,851
Rapid City Area School District No. 51-4, Limited Tax, Capital Outlay GO, 4.00%, 8/1/2023	630,000	639,449
South Dakota Health and Educational Facilities Authority, Regional Health Rev., 5.00%, 9/1/2022	240,000	240,000
SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Dakota — continued
South Dakota Health and Educational Facilities Authority, Sanford Health Obligated Group Series B, Rev., 5.00%, 11/1/2022	85,000	85,386
South Dakota State Building Authority
Series 2014D, Rev., 5.00%, 9/1/2022	80,000	80,000
Series 2020C, Rev., 3.00%, 6/1/2023	35,000	35,164
Series B, Rev., 5.00%, 6/1/2023 (b)	45,000	45,893
Series 2019A, Rev., 4.00%, 6/1/2024	30,000	30,751
Series 2014D, Rev., 5.00%, 9/1/2024	25,000	26,192
Tender Option Bond Trust Receipts/ Certificates Series 2020-XG0302, Rev., VRDO, LIQ : Barclays Bank plc, 1.60%, 9/12/2022 (c) (e)	5,760,000	5,760,000
Total South Dakota		7,726,668
Tennessee — 0.2%
City of Chattanooga 3.13%, 10/1/2025	140,000	140,069
City of Chattanooga, Electric System Series 2015A, Rev., 5.00%, 9/1/2022	155,000	155,000
City of Clarksville 3.00%, 6/1/2023	25,000	25,136
City of Clarksville, Electric System 2.00%, 9/1/2022	50,000	50,000
City of Clarksville, Water Sewer and Gas 5.00%, 2/1/2023	80,000	80,910
City of La Vergne, Sewage Works GO, 3.30%, 3/1/2023 (b)	25,000	25,120
City of Memphis, Electric System Series 2020A, Rev., 4.00%, 12/1/2022	35,000	35,149
City of Memphis, Gas System Rev., 4.00%, 12/1/2022	35,000	35,155
City of Memphis, Sanitary Sewerage System Rev., 5.00%, 10/1/2022	45,000	45,101
City of Memphis, Storm Water System Rev., 5.00%, 10/1/2022	20,000	20,045
City of Morristown GO, 5.00%, 9/1/2022	30,000	30,000
City of Murfreesboro Series 2016B, GO, 5.00%, 12/1/2022	25,000	25,170
County of Hamilton Series 2015B, GO, 5.00%, 3/1/2023	20,000	20,268
County of Hawkins GO, 5.00%, 6/1/2023	25,000	25,465
County of Maury GO, 5.00%, 4/1/2024	30,000	31,218
County of Shelby
Series 2012A, GO, 4.00%, 3/1/2023	30,000	30,242
Series 2019B, GO, 5.00%, 4/1/2023	15,000	15,226
County of Sumner, School and Public Improvement GO, 5.00%, 12/1/2022	170,000	171,091
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
County of Williamson, Public Improvement and School GO, 5.00%, 4/1/2023	25,000	25,394
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group
Series 2018A, Rev., 5.00%, 7/1/2024	145,000	147,609
Series 2018A, Rev., 5.00%, 7/1/2025	440,000	446,638
Hallsdale-Powell Utility District, Water and Sewer Rev., 5.00%, 4/1/2023	45,000	45,697
Jackson Energy Authority, Wastewater System Rev., 5.00%, 12/1/2022	25,000	25,168
Knox County First Utility District, Water and Sewer Rev., 4.00%, 12/1/2022 (b)	20,000	20,084
Knox County Health Educational and Housing Facility Board, Covenant Health
Series 2012A, Rev., 4.00%, 1/1/2023	100,000	100,419
Series 2012A, Rev., 5.00%, 1/1/2024	85,000	85,604
Series 2012A, Rev., 5.00%, 1/1/2026	25,000	25,162
Metropolitan Government Nashville and Davidson County
Series 2013A, GO, 5.00%, 1/1/2023 (b)	25,000	25,225
GO, 5.00%, 7/1/2023 (b)	25,000	25,549
GO, 5.00%, 7/1/2023	105,000	107,193
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project
Series 2021B, Rev., 4.00%, 10/1/2023	130,000	130,483
Series 2021B, Rev., 4.00%, 10/1/2024	170,000	169,702
Series 2021B, Rev., 4.00%, 10/1/2025	170,000	169,325
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Vanderbilt University Medical Center
Series 2012D, Rev., 4.00%, 10/3/2022 (b)	170,000	170,235
Series 2012D, Rev., 5.00%, 10/3/2022 (b)	50,000	50,114
Metropolitan Government Nashville and Davidson County, District Energy Series 2012A, GO, 4.00%, 10/1/2022	25,000	25,033
Metropolitan Government Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2023	20,000	20,356
Metropolitan Government Nashville and Davidson County, Water and Sewer
Series 2017B, Rev., 5.00%, 7/1/2023	25,000	25,522
Series 2020B, Rev., 5.00%, 7/1/2023	35,000	35,731
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	325

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare Series 2017A, Rev., 5.00%, 5/1/2025	160,000	169,208
Shelby County Health Educational and Housing Facilities Board, The Village of Germantown
Rev., 5.00%, 12/1/2022 (b)	325,000	327,078
Rev., 5.38%, 12/1/2022 (b)	80,000	80,595
State of Tennessee
Series 2019A, GO, 5.00%, 9/1/2022	90,000	90,000
Series 2021A, GO, 5.00%, 11/1/2022	20,000	20,091
Tennessee Energy Acquisition Corp. Series 2006A, Rev., 5.25%, 9/1/2023	70,000	71,231
Tennessee Energy Acquisition Corp., Commodity Project
Series 2021A, Rev., 5.00%, 11/1/2025	350,000	365,168
Series 2021A, Rev., 5.00%, 11/1/2026	400,000	421,498
Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (c)	1,605,000	1,613,809
Tennessee Housing Development Agency, Residential Finance Program Series 1C, Rev., 3.00%, 7/1/2023	20,000	20,013
Tennessee State School Bond Authority, Higher Educational Facilities Second Program
Rev., 5.00%, 11/1/2022	435,000	436,981
Series 2013A, Rev., 5.00%, 11/1/2022	50,000	50,228
Series 2018A, Rev., 5.00%, 11/1/2022	140,000	140,638
Series B, Rev., 5.00%, 11/1/2022	45,000	45,205
Series B, Rev., 5.00%, 11/1/2024	20,000	21,069
Town of Smyrna GO, 5.00%, 4/1/2024	30,000	31,218
Total Tennessee		6,740,638
Texas — 4.9%
Abilene Independent School District, Unlimited Tax School Building
PSF-GTD, 5.00%, 2/15/2024 (b)	25,000	25,307
PSF-GTD, 5.00%, 2/15/2026 (b)	35,000	35,430
Alamo Community College District, Financing System Senior Lien Series 2012A, 5.00%, 11/1/2022	195,000	195,888
Aldine Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2023	20,000	20,247
Alief Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2023	50,000	50,617
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Allen Economic Development Corp., Sales Tax Series 2017A, 5.00%, 9/1/2022	40,000	40,000
Alvin Independent School District, Unlimited Tax PSF-GTD, 4.00%, 2/15/2023	35,000	35,277
Amarillo Junior College District, Limited Tax 3.00%, 2/15/2023	35,000	35,104
Arlington Higher Education Finance Corp. Series 2021A, 5.00%, 8/15/2023	155,000	156,852
Aubrey Independent School District, Capital Appreciation, Unlimited Tax PSF-GTD, Zero Coupon, 2/15/2023	45,000	44,492
Austin Community College District Public Facility Corp., Highland Campus - Building 3000 Project 5.00%, 8/1/2023	25,000	25,593
Austin Community College District, Combined Fee Series 2016A, 4.00%, 2/1/2023	150,000	151,074
Austin Community College District, Limited Tax 5.00%, 8/1/2023	45,000	46,067
Barbers Hill Independent School District, Unlimited Tax 5.00%, 2/15/2023	25,000	25,284
Bastrop Independent School District, Unlimited Tax Series 2013A, PSF-GTD, 3.00%, 2/15/2023	70,000	70,231
Bay City Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2025	40,000	42,422
Belton Independent School District Series 2017, PSF-GTD, 4.00%, 2/15/2023	100,000	100,768
Bexar County Hospital District 5.00%, 2/15/2023	75,000	75,878
Bexar County Hospital District, Limited Tax 5.00%, 2/15/2023	200,000	202,341
Board of Regents of the University of Texas System, Financing System
Series 2012A, Rev., 5.00%, 8/15/2023	20,000	20,505
Series 2016C, Rev., 5.00%, 8/15/2023	30,000	30,757
Brazoria-Fort Bend County Municipal Utility District No. 1 2.00%, 9/1/2022	80,000	80,000
Brazos Port Water Authority, Water Supply System Series 2015C, 4.00%, 9/1/2022	25,000	25,000
Brazos River Authority, Williamson County Regional Raw Water Line Project 3.00%, 9/1/2022	65,000	65,000
Buna Independent School District, School Building, Unlimited Tax PSF-GTD, 2.25%, 8/15/2023	80,000	79,668
SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Carrollton-Farmers Branch Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2023	25,000	25,299
Center Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2023	45,000	45,453
Central Texas Regional Mobility Authority, Subordinated Lien Series 2020F, Rev., BAN, 5.00%, 1/1/2025	720,000	745,042
Chambers County Improvement District No. 1, Unlimited Tax 3.00%, 9/1/2022	30,000	30,000
City of Abilene
4.00%, 2/15/2023	20,000	20,150
5.00%, 2/15/2024	25,000	25,882
City of Albany, Combination Tax AGM, 4.00%, 2/1/2023	30,000	30,157
City of Amarillo 5.00%, 4/1/2023	20,000	20,306
City of Arlington, Special Tax 4.00%, 2/15/2023	45,000	45,327
City of Austin
5.00%, 9/1/2022	615,000	615,000
Series 2011A, 5.00%, 9/1/2022	75,000	75,000
5.00%, 9/1/2023	25,000	25,674
City of Austin, Electric Utility System
Series 2015A, 5.00%, 11/15/2022	120,000	120,663
Series 2012A, 5.00%, 11/15/2024	495,000	497,774
5.00%, 11/15/2025	100,000	100,558
City of Austin, Public Improvement
5.00%, 9/1/2022	335,000	335,000
5.00%, 11/1/2022	25,000	25,112
5.00%, 9/1/2023	70,000	71,888
City of Austin, Public Property Financing 5.00%, 11/1/2022	85,000	85,380
City of Austin, Water and Wastewater System
5.00%, 11/15/2022	50,000	50,278
Series 2014, 5.00%, 11/15/2022	50,000	50,278
5.00%, 11/15/2023 (b)	20,000	20,107
Series 2013A, 5.00%, 11/15/2023 (b)	10,000	10,181
Series 2013A, 5.00%, 11/15/2023	10,000	10,187
5.00%, 11/15/2024	25,000	25,140
Series 2013A, 5.00%, 11/15/2024	25,000	25,473
City of Baytown 5.00%, 2/1/2023	20,000	20,220
City of Beaumont 5.00%, 3/1/2023	100,000	101,299
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Beaumont, Waterworks & Sewer System
Series A, AGM, 5.00%, 9/1/2022	105,000	105,000
5.00%, 9/1/2025 (b)	55,000	55,000
City of Boerne 5.00%, 3/1/2023	50,000	50,672
City of Brownsville, Utilities System
AGM, 5.00%, 9/1/2022	150,000	150,000
Series 2013A, 5.00%, 9/1/2022	425,000	425,000
Series 2013A, 5.00%, 9/1/2024	225,000	230,289
City of Bryan, Electric System 5.00%, 7/1/2023	15,000	15,318
City of Bryan, Rural Electric System 5.00%, 7/1/2023	10,000	10,212
City of Buda 5.00%, 8/15/2024	20,000	20,969
City of Cedar Hill, Refunding and Improvement 4.00%, 2/15/2023	45,000	45,315
City of Cedar Hill, Refunding and Improvement
5.00%, 2/15/2023	25,000	25,287
5.00%, 2/15/2025	40,000	42,461
City of Cedar Park, Refunding and Improvement 5.00%, 2/15/2023	30,000	30,363
City of College Station
5.00%, 2/15/2023	30,000	30,365
5.00%, 2/15/2023	20,000	20,243
City of Conroe
Series 2019B, 5.00%, 11/15/2022	60,000	60,330
Series 2018B, 5.00%, 11/15/2024	25,000	26,359
Series 2019A, 5.00%, 3/1/2025	35,000	37,104
City of Copperas Cove 4.00%, 8/15/2025	25,000	25,983
City of Corinth, Combination Tax 5.00%, 2/15/2023	25,000	25,299
City of Corpus Christi 5.00%, 3/1/2023	35,000	35,434
City of Corpus Christi, General Improvement Series 2020A, 5.00%, 3/1/2023	45,000	45,558
City of Dallas
GO, 5.00%, 2/15/2025	100,000	103,571
Series 2013A, GO, 5.00%, 2/15/2025	25,000	25,287
GO, 5.00%, 2/15/2026	185,000	191,580
GO, 5.00%, 2/15/2027	160,000	165,669
City of Dallas, Equipment Acquisition Contract Series 2020B, GO, 5.00%, 2/15/2023	95,000	96,116
City of Dallas, Waterworks and Sewer System
Rev., 5.00%, 10/1/2022	75,000	75,161
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	327

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series 2012A, Rev., 5.00%, 10/1/2022	50,000	50,111
Series 2016A, Rev., 5.00%, 10/1/2022	35,000	35,078
Series 2020C, Rev., 5.00%, 10/1/2022	70,000	70,155
Series 2012A, Rev., 5.00%, 10/1/2023	120,000	120,258
City of Deer Park GO, 3.00%, 3/15/2024	25,000	25,219
City of Denton
GO, 3.00%, 2/15/2023	50,000	50,156
GO, 5.00%, 2/15/2023	45,000	45,543
City of DeSoto GO, 5.00%, 2/15/2023	110,000	111,353
City of Eagle Pass GO, AGM, 5.00%, 3/1/2023	25,000	25,330
City of El Paso, Water and Sewer System Rev., 5.00%, 3/1/2023	50,000	50,658
City of Farmers Branch GO, 4.00%, 2/15/2025	35,000	36,274
City of Farmers Branch, Combination Tax GO, 5.00%, 2/15/2023	30,000	30,358
City of Fort Worth, Drainage Utility System Rev., 5.00%, 2/15/2023	30,000	30,363
City of Frisco
GO, 5.00%, 2/15/2023	160,000	161,989
Series 2011, GO, 5.00%, 2/15/2023	45,000	45,099
Series 2015A, GO, 5.00%, 2/15/2023	15,000	15,187
GO, 5.00%, 2/15/2025	35,000	37,119
City of Garland
GO, 5.00%, 2/15/2023	55,000	55,676
Series 2015A, GO, 5.00%, 2/15/2023	25,000	25,307
City of Garland, Electric Utility System
Rev., 5.00%, 3/1/2023	660,000	668,412
Series 2016A, Rev., 5.00%, 3/1/2023	20,000	20,255
Series 2016B, Rev., 5.00%, 3/1/2023	490,000	496,245
Rev., 5.00%, 3/1/2025	250,000	263,909
Series 2019A, Rev., 5.00%, 3/1/2025	3,480,000	3,673,607
Rev., 5.00%, 3/1/2026	250,000	268,882
Series 2019A, Rev., 5.00%, 3/1/2026	240,000	258,126
City of Georgetown GO, 5.00%, 8/15/2023	25,000	25,612
City of Granbury Series 2016A, GO, 4.00%, 8/15/2025	35,000	36,508
City of Grapevine
GO, 4.00%, 2/15/2023	40,000	40,302
GO, 5.00%, 2/15/2023	40,000	40,481
City of Harlingen GO, 5.00%, 2/15/2023	20,000	20,235
City of Heath, Combination Tax and Surplus GO, 5.00%, 2/15/2025	40,000	42,373
City of Houston Series 2016A, GO, 5.00%, 3/1/2024	35,000	36,371
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Houston, Airport System, Subordinate Lien
Series 2018D, Rev., 5.00%, 7/1/2026	45,000	48,819
Series 2020B, Rev., 5.00%, 7/1/2026	35,000	37,970
City of Houston, Combined Utility System, First Lien
Series 2012D, Rev., 4.00%, 11/15/2022 (b)	80,000	80,268
Series 2012D, Rev., 5.00%, 11/15/2022 (b)	155,000	155,864
Series 2014D, Rev., 5.00%, 11/15/2022	375,000	377,094
Series 2016B, Rev., 5.00%, 11/15/2022	350,000	351,954
Series 2017B, Rev., 5.00%, 11/15/2022	25,000	25,140
Series 2018D, Rev., 5.00%, 11/15/2022	180,000	181,005
Series 2014C, Rev., 5.00%, 5/15/2023	115,000	117,129
Series 2013B, Rev., 4.00%, 11/15/2023	25,000	25,480
Series 2002C, Rev., 5.00%, 11/15/2023	25,000	25,774
City of Houston, Combined Utility System, Junior Lien
Rev., AGM, Zero Coupon, 12/1/2022 (b)	70,000	69,570
Rev., AGM, Zero Coupon, 12/1/2022	90,000	89,452
Series A, Rev., AGM, Zero Coupon, 12/1/2024	85,000	79,870
City of Houston, Demolition Program Series 2013A, GO, 5.00%, 3/1/2023	30,000	30,402
City of Houston, Public Improvement Series 2013A, GO, 5.00%, 3/1/2023	20,000	20,268
City of Hutto Series 2019A, GO, 5.00%, 8/1/2025	20,000	21,369
City of Irving GO, 5.00%, 9/15/2022	25,000	25,025
City of Kenedy, Combination Tax GO, 4.00%, 5/1/2025	25,000	25,931
City of Lakeway GO, 4.00%, 2/1/2024	45,000	45,925
City of Lancaster GO, 5.00%, 2/15/2023	25,000	25,293
City of Laredo
GO, 4.00%, 2/15/2023	20,000	20,157
GO, 5.00%, 2/15/2024	50,000	50,638
GO, 5.00%, 2/15/2024	25,000	25,947
City of Laredo, Combination Tax GO, 5.00%, 2/15/2025	40,000	42,363
City of Lewisville GO, 4.00%, 2/15/2023	25,000	25,182
SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Lubbock
Series 2018A, GO, 3.00%, 2/15/2023	40,000	40,139
Series 2016A, GO, 4.00%, 2/15/2023	35,000	35,278
GO, 5.00%, 2/15/2023	80,000	80,995
GO, 5.00%, 2/15/2023	15,000	15,187
GO, 5.00%, 2/15/2027	20,000	21,177
City of Lubbock Water and Wastewater System Series 2020A, Rev., 5.00%, 2/15/2023	45,000	45,510
City of Lubbock, Electric Light and Power System
Rev., 5.00%, 4/15/2023	25,000	25,410
Rev., 5.00%, 4/15/2024	400,000	416,287
Rev., 5.00%, 4/15/2025	125,000	132,405
City of Mansfield GO, 5.00%, 2/15/2023	20,000	20,232
City of Mansfield, Combination Tax GO, 2.00%, 2/15/2024	25,000	24,875
City of McAllen, Limited Tax GO, 5.00%, 2/15/2023	25,000	25,297
City of McAllen, Water and Sewer Rev., 5.00%, 2/1/2023	25,000	25,270
City of McKinney
GO, 5.00%, 8/15/2023	30,000	30,746
GO, 5.00%, 8/15/2025	25,000	26,778
City of McKinney, Waterworks and Sewer System Rev., 5.00%, 3/15/2023	20,000	20,287
City of Mesquite GO, 5.00%, 2/15/2023	30,000	30,357
City of Mesquite, Waterworks and Sewer System Rev., 3.00%, 3/1/2023	45,000	45,096
City of Midland
GO, 5.00%, 3/1/2023	45,000	45,603
Series 2018A, GO, 5.00%, 3/1/2025	70,000	74,225
City of Midland, Certificates of Obligation GO, 5.00%, 3/1/2025	40,000	42,414
City of Midlothian, Combination Tax, Navarro College District GO, 3.00%, 8/15/2024	25,000	25,268
City of Missouri City
GO, 5.00%, 6/15/2023	55,000	56,116
GO, 5.00%, 6/15/2024	30,000	31,329
City of Missouri City, Combination Tax, Certificates of Obligation Series 2018B, GO, 4.00%, 6/15/2025	25,000	25,987
City of New Braunfels, Combination Tax, Certificates of Obligation GO, 5.00%, 2/1/2025	40,000	42,278
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of New Braunfels, Utility System Rev., 5.00%, 7/1/2023	40,000	40,859
City of North Richland Hills GO, 3.00%, 2/15/2023	30,000	30,098
City of Odessa
GO, 5.00%, 3/1/2023	110,000	111,396
GO, 5.00%, 3/1/2026	265,000	274,473
City of Pasadena Series 2012A, GO, 5.00%, 2/15/2024	55,000	55,119
City of Pearland, Permanent Improvement
GO, 5.00%, 3/1/2023	180,000	182,315
GO, 5.00%, 3/1/2024	40,000	41,477
Series 2016B, GO, 5.00%, 3/1/2024	25,000	25,923
City of Pearland, Waterworks and Sewer System Series 2019B, Rev., 5.00%, 9/1/2022	190,000	190,000
City of Plano
GO, 5.00%, 9/1/2022	240,000	240,000
GO, 5.00%, 9/1/2023	40,000	40,533
GO, 5.00%, 9/1/2023	30,000	30,785
City of Port Aransas, Combination Tax, Certificates of Obligation GO, 4.00%, 2/1/2025	25,000	25,848
City of Portland, Combination Tax, Certificates of Obligation GO, 4.00%, 8/15/2023	25,000	25,378
City of Richardson GO, 5.00%, 2/15/2023	20,000	20,237
City of Richardson, Combination Tax, Certificates of Obligation
GO, 3.00%, 2/15/2023	45,000	45,130
GO, 4.50%, 2/15/2023	30,000	30,288
GO, 5.00%, 2/15/2023	100,000	101,184
City of Sachse, Combination Tax and Limited Surplus Series 2017A, GO, 4.00%, 2/15/2025	65,000	67,381
City of San Antonio, Drainage Utility System
Rev., 5.00%, 2/1/2024	100,000	101,111
Rev., 5.00%, 2/1/2027	50,000	50,534
City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2023	2,235,000	2,259,505
City of San Marcos, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2024	35,000	36,668
City of Seguin
GO, 4.00%, 9/1/2022	25,000	25,000
GO, 5.00%, 9/1/2022	75,000	75,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	329

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Seguin, Combination Tax, Certificates of Obligation Series 2016A, GO, 5.50%, 9/1/2022	25,000	25,000
City of Sherman, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2024	25,000	26,181
City of Sugar Land GO, 5.00%, 2/15/2023	45,000	45,543
City of The Colony, Combination Tax, Certificates of Obligation 5.00%, 2/15/2023	35,000	35,383
City of Tyler, Water and Sewer System Rev., 5.00%, 9/1/2022	20,000	20,000
City of Victoria, Utility System Rev., 5.00%, 12/1/2022	165,000	166,047
City of Waco GO, 5.00%, 2/1/2023	25,000	25,280
City of Waco, Certificates of Obligation GO, 5.00%, 2/1/2023	40,000	40,449
City of Waco, Combination Tax, Certificates of Obligation
GO, 5.00%, 2/1/2023	80,000	80,898
GO, 5.00%, 2/1/2024	20,000	20,733
GO, 5.00%, 2/1/2025	30,000	31,774
City of Waxahachie GO, 4.00%, 8/1/2023	35,000	35,531
City of Waxahachie, Combination Tax, Certificates of Obligation GO, 4.00%, 8/1/2024	25,000	25,666
City of Weatherford GO, 4.00%, 3/1/2025	30,000	31,058
City of Weatherford, Utility System Rev., AGM, 5.00%, 9/1/2022	30,000	30,000
City of Weslaco, Certificates of Obligation GO, 5.00%, 2/15/2024	20,000	20,697
City of Wichita Falls Series 2018B, GO, 4.00%, 10/1/2022	100,000	100,136
City of Windcrest Series 2019B, GO, 5.00%, 2/15/2023	75,000	75,861
City of Woodway GO, 5.00%, 8/15/2023	25,000	25,629
City of Wylie, Combination Tax, Certificates of Obligation GO, 4.00%, 2/15/2023	40,000	40,295
Clear Lake City Water Authority 4.00%, 3/1/2023	145,000	146,071
Clifton Higher Education Finance Corp., Idea Public Schools PSF-GTD, 5.00%, 8/15/2023	530,000	542,266
Columbia-Brazoria Independent School District, Unlimited Tax PSF-GTD, 3.00%, 2/1/2025	200,000	201,712
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Comal Independent School District, Unlimited Tax
PSF-GTD, 5.00%, 2/1/2023	20,000	20,226
Series 2015A, PSF-GTD, 5.00%, 2/1/2023	20,000	20,226
PSF-GTD, 5.00%, 2/1/2025	55,000	58,279
Series B, PSF-GTD, 5.00%, 2/1/2025	25,000	25,884
Community Independent School District, Unlimited Tax PSF-GTD, 3.00%, 2/15/2023	45,000	45,148
Conroe Independent School District, Unlimited Tax, School Building Series 2014A, PSF-GTD, 5.00%, 2/15/2023	20,000	20,244
Coppell Independent School District, Unlimited Tax Series 2019A, 5.00%, 8/15/2023	40,000	41,014
Coppell Recreational Development Corp. 5.00%, 8/1/2023	25,000	25,565
Cotulla Independent School District, Unlimited Tax PSF-GTD, 5.00%, 2/15/2023	25,000	25,296
County of Bexar, Flood Control Tax 5.00%, 6/15/2024	45,000	47,091
County of Brazos, Certificates of Obligation 5.00%, 9/1/2022	25,000	25,000
County of Brazos, Limited Tax 5.00%, 9/1/2022	70,000	70,000
County of Comal, Combination Tax, Certificates of Obligation Series 2017A, 3.00%, 2/1/2023	25,000	25,070
County of Comal, Limited Tax 4.00%, 2/1/2025	35,000	36,254
County of El Paso
GO, 5.00%, 2/15/2023	30,000	30,344
Series 2015, GO, 5.00%, 2/15/2024	20,000	20,647
County of Falls GO, 5.00%, 9/1/2022	25,000	25,000
County of Fort Bend, Unlimited Tax
GO, 5.00%, 3/1/2023	25,000	25,344
Series B, GO, 5.00%, 3/1/2023	20,000	20,275
County of Galveston, Capital Appreciation, Justice Center Series 2001A, GO, NATL-RE, Zero Coupon, 2/1/2023	30,000	29,714
County of Galveston, Limited Tax GO, 5.00%, 2/1/2025	30,000	31,723
County of Harris, Permanent Improvement
Series B, GO, 5.00%, 10/1/2022	20,000	20,043
Series 2017A, GO, 5.00%, 10/1/2023	25,000	25,690
SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
County of Harris, Subordinated Lien, Toll Road Series 2007C, GO, 5.25%, 8/15/2024	280,000	295,106
County of Harris, Toll Road, Senior Lien Series 2015B, Rev., 5.00%, 8/15/2023	25,000	25,636
County of Harris, Unlimited Tax
GO, 5.00%, 10/1/2022	50,000	50,108
Series 2012A, GO, 5.00%, 10/1/2022	100,000	100,218
Series 2017A, GO, 5.00%, 10/1/2022	20,000	20,043
Series 2019A, GO, 5.00%, 10/1/2022	300,000	300,650
County of Hays, Limited Tax
GO, 3.25%, 2/15/2023 (b)	20,000	20,079
GO, 4.00%, 2/15/2023 (b)	20,000	20,149
GO, 5.00%, 2/15/2025	35,000	37,102
County of Hays, Pass Through Toll, Unlimited Tax GO, 4.25%, 2/15/2023 (b)	25,000	25,214
County of Hays, Unlimited Tax GO, 4.00%, 2/15/2023	40,000	40,309
County of Hidalgo GO, 5.00%, 8/15/2023	20,000	20,495
County of Hidalgo, Limited Tax Series 2019B, GO, 5.00%, 8/15/2023	20,000	20,495
County of Kendall, Limited Tax GO, 4.00%, 3/1/2023	25,000	25,193
County of Montgomery, Unlimited Tax
GO, 5.00%, 3/1/2023	30,000	30,387
Series 2016A, GO, 5.00%, 3/1/2023	250,000	253,223
County of Nueces, Combination of Tax GO, 4.00%, 2/15/2025	25,000	25,849
County of Smith GO, 4.00%, 2/15/2023	20,000	20,150
County of Taylor, Limited Tax GO, 5.00%, 2/15/2025	30,000	31,757
County of Tom Green, Combination Tax and Limited Surplus GO, 5.00%, 2/1/2025	35,000	36,968
County of Williamson, Limited Tax
GO, 4.00%, 2/15/2023	60,000	60,447
GO, 4.00%, 2/15/2023 (b)	30,000	30,230
County of Williamson, Unlimited Tax GO, 4.00%, 2/15/2023	20,000	20,149
Crowley Independent School District, Unlimited Tax GO, PSF-GTD, 4.75%, 8/1/2023 (b)	25,000	25,539
Cypress-Fairbanks Independent School District, Unlimited Tax
GO, PSF-GTD, 3.00%, 2/15/2023	50,000	50,156
GO, PSF-GTD, 5.00%, 2/15/2023	20,000	20,241
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2023	75,000	75,905
Dallas Area Rapid Transit, Sales Tax, Senior Lien
Series 2016B, Rev., 4.00%, 12/1/2022	30,000	30,131
Rev., 5.00%, 12/1/2022 (b)	245,000	246,658
Series 2014A, Rev., 5.00%, 12/1/2022	315,000	317,148
Series 2016B, Rev., 5.00%, 12/1/2022	630,000	634,296
Series 2020A, Rev., 5.00%, 12/1/2022	25,000	25,171
Rev., 5.00%, 12/1/2024	35,000	36,971
Series 2014A, Rev., 5.00%, 12/1/2024	120,000	126,757
Dallas County Park Cities Municipal Utility District Rev., 4.00%, 8/1/2025	25,000	25,979
Dallas County Utility and Reclamation District, Unlimited Tax GO, 5.00%, 2/15/2023	45,000	45,494
Dallas Fort Worth International Airport
Rev., 5.00%, 11/1/2022	65,000	65,278
Series 2013B, Rev., 5.00%, 11/1/2022	715,000	718,101
Series 2013F, Rev., 5.00%, 11/1/2022	510,000	512,178
Series 2013G, Rev., 5.00%, 11/1/2022	140,000	140,598
Series 2014E, Rev., 5.00%, 11/1/2022	185,000	185,790
Series 2014E, Rev., 5.00%, 11/1/2022	170,000	170,752
Series C, Rev., 5.00%, 11/1/2024	175,000	180,128
Series F, Rev., 5.00%, 11/1/2024	655,000	674,194
Series 2020B, Rev., 5.00%, 11/1/2025	30,000	32,240
Series 2013F, Rev., 5.13%, 11/1/2025	505,000	520,341
Dallas Independent School District, Unlimited Tax
Series 2019B, GO, PSF-GTD, 5.00%, 2/15/2023	45,000	45,555
Series 2016A, GO, PSF-GTD, 4.00%, 2/15/2025 (b)	25,000	25,820
GO, PSF-GTD, 5.00%, 2/15/2025	50,000	53,039
Deer Park Independent School District, Limited Tax GO, PSF-GTD, 5.00%, 2/15/2023	20,000	20,240
Del Mar College District, Limited Tax GO, 4.00%, 8/15/2023	20,000	20,306
Del Valle Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 6/15/2023	55,000	56,142
Denton County Housing Finance Corp., THF Pathway on Woodrow LP Series 2022, Rev., 5.00%, 2/1/2025 (c)	3,250,000	3,385,467
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	331

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Denton Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	30,000	30,760
Dilley Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 8/15/2023 (b)	25,000	25,627
El Paso County Hospital District GO, 5.00%, 8/15/2023	55,000	56,017
El Paso Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	75,000	76,907
Elm Ridge Water Control and Improvement District of Denton County, Fresh Water Supply, Unlimited Tax GO, 3.00%, 9/1/2022	130,000	130,000
Ferris Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 8/15/2023	25,000	25,132
Floresville Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025	35,000	35,300
Fort Bend County Levee Improvement District No. 10, Unlimited Tax GO, 3.00%, 9/1/2022	25,000	25,000
Fort Bend County Municipal Utility District No. 143, Unlimited Tax Series 2017A, GO, AGM, 3.00%, 9/1/2022	50,000	50,000
Fort Bend County Municipal Utility District No. 169 Series 2021A, GO, AGM, 4.00%, 12/1/2022	195,000	195,795
Fort Bend County Municipal Utility District No. 169, Road Facilities Series 2015A, Rev., AGM, 4.13%, 12/1/2022	100,000	100,438
Fort Bend County Municipal Utility District No. 192, Unlimited Tax GO, 4.50%, 9/1/2022	40,000	40,000
Fort Bend County Municipal Utility District No. 35, Unlimited Tax GO, AGM, 3.00%, 9/1/2022	50,000	50,000
Fort Bend County Municipal Utility District No. 58, Unlimited Tax GO, 3.00%, 4/1/2023	50,000	50,103
Fort Bend Grand Parkway Toll Road Authority, Subordinate Lien Series A, Rev., 5.00%, 3/1/2023	45,000	45,603
Fort Bend Municipal Utility District No. 159, Unlimited Tax GO, 2.00%, 9/1/2022	40,000	40,000
Fort Worth Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	45,000	45,533
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Frisco Independent School District, Unlimited Tax School Building GO, PSF-GTD, 2.50%, 8/15/2023	40,000	40,031
Galveston County Municipal Utility District No. 68, Unlimited Tax GO, 3.00%, 9/1/2022	125,000	125,000
Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (c)	3,775,000	3,556,819
Garland Independent School District, Unlimited Tax, School Building Series A, GO, PSF-GTD, 5.00%, 2/15/2025	50,000	53,076
Goose Creek Consolidated Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2023 (b)	25,000	25,307
GO, PSF-GTD, 5.00%, 2/15/2023	20,000	20,247
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine Project
Rev., 5.00%, 11/15/2022	365,000	366,782
Series 2012A, Rev., 5.00%, 11/15/2022 (b)	915,000	920,009
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 2.07%, 9/8/2022 (d)	575,000	573,099
Series 2013A, Rev., 4.00%, 12/1/2022 (b)	340,000	341,377
Rev., 5.00%, 12/1/2022 (b)	25,000	25,166
Rev., 5.00%, 12/1/2022	555,000	558,284
Series 2013A, Rev., 5.00%, 12/1/2022 (b)	430,000	432,857
Series 2019A, Rev., 5.00%, 12/1/2022	25,000	25,148
Series 2013A, Rev., 5.00%, 12/1/2023	320,000	322,140
Series 2019A, Rev., 5.00%, 12/1/2024	25,000	26,290
Series 2020C-2, Rev., 5.00%, 12/1/2024 (c)	60,000	62,801
Series 2020C-3, Rev., 5.00%, 12/1/2026 (c)	40,000	43,053
Series A, Rev., 5.00%, 12/1/2027	25,000	26,240
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital
Series 2015-1, Rev., 5.00%, 10/1/2022	560,000	561,180
Rev., 5.00%, 10/1/2023	20,000	20,537
Harris County Flood Control District
Series 2019A, Rev., 5.00%, 10/1/2022	75,000	75,169
SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series 2021A, GO, 5.00%, 10/1/2023	30,000	30,861
Harris County Health Facilities Development Corp., Sisters of Charity of the Incarnate Word Series B, Rev., 5.75%, 7/1/2027 (b)	6,275,000	6,831,942
Harris County Improvement District No. 18 , Unlimited Tax GO, AGM, 5.00%, 9/1/2022	25,000	25,000
Harris County Improvement District No. 18, Unlimited Tax GO, AGM, 3.00%, 9/1/2022	55,000	55,000
Harris County Municipal Utility District No. 171 GO, 4.75%, 12/1/2022	45,000	45,268
Harris County Municipal Utility District No. 213B, Unlimited Tax GO, 3.00%, 9/1/2022	50,000	50,000
Harris County Municipal Utility District No. 383, Unlimited Tax GO, 2.00%, 9/1/2022	30,000	30,000
Harris County Municipal Utility District No. 457, Unlimited Tax GO, AGM, 3.00%, 9/1/2022	475,000	475,000
Harris County Municipal Utility District No. 500, Water Sewer and Drainage Facility Co. GO, AGM, 3.00%, 12/1/2022	20,000	20,029
Harris Montgomery Counties Municipal Utility District No. 386, Unlimited Tax
GO, 1.00%, 9/1/2022	450,000	450,000
GO, 3.00%, 9/1/2022	45,000	45,000
Hays Consolidated Independent School District, Unlimited Tax Series 2018B, GO, PSF-GTD, 2.70%, 8/15/2023 (c)	65,000	65,013
Hidalgo County Drain District No. 1, Unlimited Tax
GO, 4.00%, 9/1/2022	115,000	115,000
GO, 5.00%, 9/1/2022	100,000	100,000
Hidalgo County Regional Mobility Authority, Senior Lien Rev., 5.00%, 12/1/2022	100,000	100,627
Highland Park Independent School District GO, PSF-GTD, 5.00%, 2/15/2023	65,000	65,808
Housing Options, Inc., Brooks Manor - The Oaks Project Rev., 0.50%, 3/1/2025 (c)	6,250,000	5,830,072
Houston Community College System, Maintenance Tax GO, 5.00%, 2/15/2023	70,000	70,845
Houston Independent School District, Limited Tax Schoolhouse GO, PSF-GTD, 5.00%, 2/15/2025	155,000	164,422
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Houston Independent School District, Maintenance Tax Notes GO, 5.00%, 7/15/2023	45,000	46,029
Humble Independent School District, Unlimited Tax School Building
Series 2012B, GO, 5.00%, 2/15/2023	20,000	20,249
Series 2016C, GO, 5.00%, 2/15/2023	40,000	40,476
Series 2015A, GO, PSF-GTD, 5.25%, 2/15/2023	20,000	20,271
Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2025	35,000	37,188
Irving Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	45,000	45,560
Katy Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2023	65,000	65,805
Killeen Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	140,000	141,741
Klein Independent School District, Unlimited Tax
Series 2015A, GO, PSF-GTD, 5.00%, 8/1/2024	65,000	68,163
GO, PSF-GTD, 5.00%, 2/1/2025	50,000	53,029
La Porte Independent School District, Unlimited Tax GO, 5.00%, 2/15/2023	30,000	30,063
Lamar Consolidated Independent School District, Unlimited Tax Series 2014B, GO, PSF-GTD, 5.00%, 2/15/2023	50,000	50,617
Leander Independent School District, Unlimited Tax
Series 2013A, GO, PSF-GTD, Zero Coupon, 8/15/2023 (b)	25,000	23,435
Series 2013A, GO, PSF-GTD, 5.00%, 8/15/2023 (b)	40,000	40,947
Lewisville Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	25,000	25,612
Lone Star College System, Limited Tax
Series A, GO, 5.00%, 2/15/2023	20,000	20,246
Series B, GO, 5.00%, 2/15/2023	75,000	75,922
GO, 5.00%, 2/15/2024	40,000	40,082
Lower Colorado River Authority
Rev., 5.00%, 5/15/2023	65,000	66,098
Rev., 5.13%, 5/15/2024	300,000	305,286
Rev., 5.00%, 5/15/2025	750,000	797,387
Lower Colorado River Authority, LCRA Transmission Services Corp. Project
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	333

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Rev., 5.00%, 5/15/2025	805,000	855,862
Rev., 5.00%, 5/15/2026	50,000	51,948
Series 2013A, Rev., 5.00%, 5/15/2026	445,000	452,487
Lower Neches Valley Authority Industrial Development Corp., Exxon Capital Ventures, Inc. Series 2019, Rev., VRDO, 1.00%, 9/1/2022 (c)	14,400,000	14,400,000
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Series 2012, Rev., VRDO, 1.00%, 9/1/2022 (c)	16,000,000	16,000,000
Lubbock Independent School District GO, PSF-GTD, 4.00%, 2/15/2023	50,000	50,396
Manor Independent School District, Unlimited Tax, School Building Series 2017A, GO, PSF-GTD, 5.00%, 8/1/2023	20,000	20,467
McKinney Independent School District, School Building, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,309
Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2023	40,000	40,494
Meadowhill Regional Municipal Utility District, Waterworks Sewer System GO, AGM, 4.00%, 10/1/2022	65,000	65,084
Mesquite Independent School District, Unlimited Tax Series 2016C, GO, PSF-GTD, 5.00%, 8/15/2023	25,000	25,636
Metropolitan Transit Authority of Harris County, Sales and Use Tax
Series 2016A, Rev., 5.00%, 11/1/2022	90,000	90,399
Series 2017A, Rev., 5.00%, 11/1/2022	130,000	130,577
Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations
Rev., 5.00%, 11/1/2022	75,000	75,333
Series 2015B, Rev., 5.00%, 11/1/2022	255,000	256,132
Series 2016D, Rev., 5.00%, 11/1/2022	25,000	25,111
Series 2017B, Rev., 5.00%, 11/1/2022	90,000	90,399
Rev., 5.00%, 11/1/2023	30,000	30,900
Series 2015B, Rev., 5.00%, 11/1/2023	25,000	25,750
Midland County Fresh Water Supply District No. 1, Midland Project
Rev., 5.00%, 9/15/2022 (b)	380,000	380,379
Series 2012A, Rev., 5.00%, 9/15/2022 (b)	20,000	20,020
Midland Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,311
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Midlothian Independent School District, Unlimited Tax Series 2013A, GO, PSF-GTD, 5.00%, 2/15/2023 (b)	20,000	20,232
Montgomery County Health Facilities Development Co., Heritage Manor-Woodlands Project
Rev., Zero Coupon, 7/15/2023 (b)	90,000	88,099
Rev., AGM - CR, Zero Coupon, 7/15/2023 (b)	235,000	229,938
Mueller Local Government Corp., Tax Increment Rev., 5.00%, 9/1/2022	125,000	125,000
Mustang Special Utility District Rev., 3.00%, 9/1/2022	25,000	25,000
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center Rev., 4.00%, 8/15/2024 (e)	735,000	731,714
North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2023	20,000	20,239
North Harris County Regional Water Authority Rev., 4.00%, 12/15/2022	150,000	150,757
North Harris County Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2022	35,000	35,276
North Texas Municipal Water District Water System
Rev., 5.00%, 9/1/2022	100,000	100,000
Series 2019A, Rev., 3.00%, 9/1/2024	40,000	40,491
Rev., 5.00%, 9/1/2024	30,000	31,532
North Texas Municipal Water District, Regional Solid Waste Disposal System Rev., 5.00%, 9/1/2022	75,000	75,000
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2023	25,000	25,495
North Texas Tollway Authority, First Tier
Series 2019A, Rev., 5.00%, 1/1/2023	20,000	20,176
Series 2016A, Rev., 5.00%, 1/1/2024	20,000	20,677
Series 2017A, Rev., 5.00%, 1/1/2024	585,000	590,114
Series 2019A, Rev., 5.00%, 1/1/2024	20,000	20,677
Series 2016A, Rev., 5.00%, 1/1/2025	135,000	139,447
Series 2017A, Rev., 5.00%, 1/1/2025	915,000	923,039
Series A, Rev., 5.00%, 1/1/2025	275,000	284,059
Series 2016A, Rev., 5.00%, 1/1/2026	275,000	284,022
Series A, Rev., 5.00%, 1/1/2026	410,000	413,588
Series 2016A, Rev., 5.00%, 1/1/2027	370,000	382,089
North Texas Tollway Authority, Second Tier
Series B, Rev., 5.00%, 1/1/2023	460,000	463,965
SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series B, Rev., 5.00%, 1/1/2024	120,000	123,969
Series B, Rev., 5.00%, 1/1/2024	375,000	378,103
Series B, Rev., 5.00%, 1/1/2025	1,060,000	1,069,994
Series 2017B, Rev., 5.00%, 1/1/2026	4,965,000	5,011,482
Northside Independent School District, Unlimited Tax Series 2019B, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,311
Northwest Harris County Municipal Utility District No. 19, Unlimited Tax GO, AGM, 3.00%, 10/1/2022	25,000	25,012
Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev., 5.00%, 9/1/2022	35,000	35,000
Permanent University Fund - Texas A&M University System Series 2012A, Rev., 5.00%, 7/1/2023	65,000	65,194
Permanent University Fund - University of Texas System Series 2015B, Rev., 5.00%, 7/1/2023	25,000	25,558
Pflugerville Independent School District, School Building, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2023	20,000	20,239
Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,298
Pflugerville Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,298
Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2023	90,000	91,074
Pharr San Juan Alamo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/1/2023	35,000	35,391
Plano Independent School District, Unlimited Tax, School Building Series 2016A, GO, PSF-GTD, 5.00%, 2/15/2023	40,000	40,485
Port Aransas Public Facilities Corp., Multi- Family Housing, Palladium Port Aransas Apartments Rev., 0.70%, 1/1/2023 (c)	500,000	495,901
Port Authority of Houston of Harris County Texas Series A, GO, 5.00%, 10/1/2022	185,000	185,416
Prosper Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 2/15/2023	35,000	35,419
Red River Education Finance Corp., Christian University Project
Rev., 5.00%, 3/15/2023 (b)	40,000	40,547
Rev., 5.00%, 3/15/2025	20,000	21,149
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Richardson Independent School District, Unlimited Tax Series 2015B, GO, 5.00%, 2/15/2025	30,000	31,809
Rockwall Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2023	25,000	25,292
GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	46,713
Royal Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	40,000	40,470
San Antonio Education Facilities Corp., Trinity University Project Rev., 5.00%, 6/1/2023 (b)	50,000	50,993
San Antonio Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	30,000	31,482
San Antonio Municipal Facilities Corp., Public Safety Answering Point Project Rev., 4.00%, 8/15/2023	25,000	25,034
San Antonio Public Facilities Corp., Convention Center Refinancing and Expansion Project
Rev., 5.00%, 9/15/2022	20,000	20,018
Rev., 5.00%, 9/15/2024	35,000	35,063
Rev., 5.00%, 9/15/2026	220,000	220,391
San Antonio Water System, Junior Lien
Series 2015B, Rev., 5.00%, 5/15/2023	10,000	10,190
Series 2019C, Rev., 5.00%, 5/15/2023	25,000	25,475
Series 2020A, Rev., 5.00%, 5/15/2023	20,000	20,363
Series 2013E, Rev., 5.00%, 5/15/2024	20,000	20,380
Series 2016A, Rev., 5.00%, 5/15/2024	25,000	26,063
Series 2014A, Rev., 5.00%, 5/15/2025	45,000	46,410
San Jacinto Community College District
GO, 5.00%, 2/15/2023 (b)	10,000	10,118
GO, 5.00%, 2/15/2023	45,000	45,560
San Jacinto Community College District, Limited Tax
Series 2019A, GO, 5.00%, 2/15/2023	25,000	25,311
Series 2019B, GO, 5.00%, 2/15/2023	25,000	25,311
GO, 5.00%, 2/15/2025	30,000	31,743
San Jacinto River Authority Series 2019A, Rev., 4.00%, 10/1/2022	30,000	30,041
San Marcos Consolidated Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2023 (b)	25,000	25,602
Santa Fe Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023	35,000	35,427
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	335

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Sienna Parks & Levee Improvement District of Fort Bend County
GO, 2.00%, 9/1/2022	35,000	35,000
GO, 4.00%, 9/1/2022	50,000	50,000
Sienna Plantation Municipal Utility District No. 2, Unlimited Tax GO, 3.00%, 10/1/2022	25,000	25,014
South Texas College, Limited Tax GO, 5.00%, 8/15/2023	20,000	20,474
Southwest Higher Education Authority, Inc., Southern Methodist University Project
Rev., 5.00%, 10/1/2022	130,000	130,283
Series 2016A, Rev., 5.00%, 10/1/2024	20,000	20,971
Southwest Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 3.00%, 2/1/2023	30,000	30,090
State of Texas, Public Finance Authority
GO, 5.00%, 10/1/2022	20,000	20,044
Series 2017A, GO, 5.00%, 10/1/2022	250,000	250,556
State of Texas, Transport Commission
GO, 5.00%, 10/1/2022	45,000	45,100
GO, 5.00%, 4/1/2024 (b)	35,000	36,398
State of Texas, Transportation Commission Mobility Fund
Series A, GO, 5.00%, 10/1/2022	135,000	135,300
GO, 5.00%, 10/1/2024	20,000	20,828
State of Texas, Veterans
Series 2015 A, GO, VRDO, LIQ : State Street Bank & Trust, 1.56%, 9/8/2022 (c)	17,370,000	17,370,000
Series 2013A, GO, VRDO, LIQ : State Street Bank & Trust, 1.56%, 9/12/2022 (c)	10,525,000	10,525,000
State of Texas, Water Financial Assistance
Series 2021B, GO, 5.00%, 2/1/2023	25,000	25,289
GO, 5.00%, 8/1/2024	25,000	25,052
Stephen F Austin State University Rev., 5.00%, 10/15/2022	150,000	150,466
Stephen F Austin State University, Financing System Series 2019A, Rev., 5.00%, 10/15/2022	25,000	25,078
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Rev., 5.00%, 9/1/2022	170,000	170,000
Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children's Medical Center Rev., 5.00%, 12/1/2022	20,000	20,129
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Tarrant County Hospital District, Senior Lien Rev., 5.00%, 8/15/2023	100,000	100,202
Tarrant Regional Water District, City of Dallas Project, Water Control and Improvement District
Series 2021A, Rev., 4.00%, 9/1/2022	130,000	130,000
Rev., 5.00%, 9/1/2022	40,000	40,000
Tarrant Regional, Water Control and Improvement District, Water System Rev., 4.00%, 9/1/2022 (b)	160,000	160,000
Texas A&M University, Financing System Series 2013B, Rev., 5.00%, 5/15/2023	25,000	25,472
Texas Department of Housing & Community Affairs, Socorro Village 34 LLC Series 2022, Rev., 4.00%, 8/1/2024 (c)	3,175,000	3,213,887
Texas Department of Housing and Community Affairs Series 2020A, Rev., GNMA, 0.60%, 9/1/2022	80,000	80,000
Texas Department of Housing and Community Affairs, Fishpond at Corpus Christi Apartments Rev., 0.50%, 6/1/2023 (c)	750,000	734,839
Texas Department of Housing and Community Affairs, Multi-Family Housing, Scott Street Lofts Rev., 0.70%, 8/1/2023 (c)	540,000	524,574
Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Senior Lien Series D, Rev., 6.25%, 12/15/2026	85,000	90,302
Texas Public Finance Authority Rev., 5.00%, 2/1/2025	25,000	26,515
Texas Southmost College District Series 2014B, GO, 5.00%, 2/15/2023	20,000	20,235
Texas State Technical College, Financing System Improvement Rev., AGM, 5.00%, 10/15/2022	115,000	115,357
Texas State University System
Rev., 5.00%, 3/15/2023	30,000	30,440
Series 2021A, Rev., 5.00%, 3/15/2023	25,000	25,367
Series 2017A, Rev., 5.00%, 3/15/2025	60,000	63,767
Texas State University, Financing System
Rev., 3.00%, 3/15/2023 (b)	35,000	35,097
Series 2019A, Rev., 5.00%, 3/15/2025	40,000	42,511
Texas Transportation Commission State Highway Fund, First Tier
Rev., 5.00%, 10/1/2022	330,000	330,739
Rev., 5.00%, 10/1/2023	110,000	113,121
Series 2016B, Rev., 0.56%, 4/1/2026	10,135,000	9,128,360
SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Texas Water Development Board, Water Implementation Fund
Series 2018B, Rev., 4.00%, 10/15/2022	85,000	85,180
Series 2018B, Rev., 5.00%, 10/15/2022	145,000	145,479
Series 2019A, Rev., 5.00%, 10/15/2022	45,000	45,149
Series 2019A, Rev., 5.00%, 4/15/2023	75,000	76,254
Series 2018A, Rev., 5.00%, 10/15/2024	50,000	52,672
Texas Woman's University, Financing System Rev., 4.00%, 7/1/2023	20,000	20,256
Tomball Independent School District, Unlimited Tax School Building
GO, PSF-GTD, 5.00%, 2/15/2023	85,000	86,057
GO, PSF-GTD, 5.00%, 2/15/2025	35,000	37,153
Town of Addison GO, 4.00%, 2/15/2023	20,000	20,156
Town of Addison, Combination Tax 4.00%, 2/15/2023	50,000	50,373
Travis County Housing Finance Corp., Multi-Family Housing, Cascades at Onion Creek Apartments Rev., 0.35%, 2/1/2023 (c)	165,000	163,068
Travis County Water Control and Improvement District No. 17 Rev., 4.00%, 11/1/2022	25,000	25,067
Trinity River Authority, Central Regional Wastewater System Rev., 5.00%, 8/1/2023	30,000	30,717
Trinity River Authority, Denton Creek Wastewater Treatment System
Rev., 5.00%, 2/1/2024	40,000	41,431
Rev., 5.00%, 2/1/2025	100,000	105,744
Trinity River Authority, Water Project
Rev., 5.00%, 2/1/2024	25,000	25,894
Rev., 5.00%, 2/1/2025	75,000	79,308
Troy Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 8/1/2023	30,000	30,153
Tyler Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2023 (b)	25,000	25,296
University of Houston Series 2017A, Rev., 5.00%, 2/15/2025	45,000	47,581
University of North Texas System, Financing System Series 2017A, Rev., 5.00%, 4/15/2025	25,000	26,501
University of North Texas, Financing System Series 2020A, Rev., 5.00%, 4/15/2025	500,000	530,012
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Valwood Improvement Authority, Unlimited Tax GO, 4.00%, 9/1/2022	180,000	180,000
Weatherford Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	46,951
Weslaco Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2023	15,000	15,168
West Harris County Regional Water Authority Series 2016A, Rev., 5.00%, 12/15/2022	20,000	20,158
Total Texas		153,092,936
Utah — 1.2%
Alpine School District, School Building, Guaranty Program
5.00%, 3/15/2023	25,000	25,360
Series 2017B, 5.00%, 3/15/2023	25,000	25,360
Central Utah Water Conservancy District
Series 2012B, 5.00%, 10/1/2022	90,000	90,202
Series 2016A, 5.00%, 10/1/2022	60,000	60,135
Series 2017B, 5.00%, 10/1/2022	125,000	125,281
Series 2012C, 5.00%, 10/1/2042 (b)	35,000	35,078
City of Provo, Wastewater Series 2015A, Rev., 5.00%, 2/1/2023	25,000	25,279
City of Riverton Rev., 3.00%, 9/1/2022	35,000	35,000
City of Salt Lake City, Sales and Excise Tax
Series 2022A, Rev., 4.00%, 10/1/2022	20,000	20,029
Series 2016A, Rev., 4.00%, 10/1/2023	30,000	30,533
City of Sandy City, Sales Tax Rev., 5.00%, 3/1/2024	25,000	25,972
City of South Jordan, Daybreak Assessment Area No. 1 3.00%, 11/1/2022	40,000	40,052
City of St. George Rev., AGM, 5.00%, 6/1/2024	150,000	156,301
City of St. George, Excise Tax GO, 4.00%, 8/1/2023	75,000	75,101
City of St. George, Franchise Tax
Rev., 5.00%, 12/1/2022	115,000	115,787
Rev., 5.00%, 12/1/2023	40,000	41,218
County of Salt Lake, Crossover GO, 4.00%, 12/15/2022	75,000	75,381
County of Summit, Sales Tax Rev., 5.00%, 12/15/2022	50,000	50,395
County of Utah, IHC Health Services, Inc.
Series 2016D, Rev., VRDO, LIQ : U.S. Bank NA, 1.58%, 9/12/2022 (c)	30,000,000	30,000,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	337

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Utah — continued
Series 2018B-2, Rev., 5.00%, 8/1/2024 (c)	890,000	919,450
Series 2020B-1, Rev., 5.00%, 8/1/2024 (c)	675,000	704,746
Series 2020B-2, Rev., 5.00%, 8/1/2026 (c)	880,000	952,467
County of Utah, Transportation Sales Tax Rev., 4.00%, 12/1/2022	25,000	25,109
Davis School District, School District Bond Guaranty Program Series 2019B, GO, 5.00%, 6/1/2023	25,000	25,504
Jordan Valley Water Conservancy District Series B, Rev., 5.00%, 10/1/2022	145,000	145,326
Magna Water District GO, 5.00%, 6/1/2023	50,000	50,997
Midvale Redevelopment Agency, Sales Tax Rev., 4.00%, 5/1/2023	20,000	20,223
Mountain Regional Water Special Service District Series 2014A, Rev., AGM, 3.00%, 12/15/2022	75,000	75,153
Murray City Municipal Building Authority Rev., 4.00%, 12/1/2022	40,000	40,169
Nebo School District Series 2017C, GO, 4.00%, 7/1/2023	20,000	20,274
Salt Lake County Municipal Building Authority Rev., 5.00%, 1/15/2023	160,000	161,622
South Valley Water Reclamation Facility, Sewer Rev., AGM, 5.00%, 2/15/2023	75,000	75,881
State of Utah GO, 5.00%, 7/1/2024	75,000	78,581
University of Utah (The)
Series 2013A, Rev., 5.00%, 8/1/2023	30,000	30,722
Series 2017A, Rev., 5.00%, 8/1/2023	20,000	20,482
Series A-1, Rev., 5.00%, 8/1/2023	20,000	20,482
Series 2017A, Rev., 5.00%, 8/1/2024	45,000	47,164
Utah Associated Municipal Power Systems, Horse Butte Wind Series 2017A, Rev., 5.00%, 9/1/2026	725,000	787,620
Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 5.00%, 4/15/2023	155,000	157,351
Utah State Building Ownership Authority, Facilities Master Lease Program Rev., 5.00%, 5/15/2023	40,000	40,758
Utah State Building Ownership Authority, Master Lease Program Series 2012A, Rev., 3.00%, 5/15/2025	35,000	35,045
Utah State University Series 2015B, Rev., 5.00%, 12/1/2022	75,000	75,511
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Utah — continued
Utah State University, Student Building Fee Series 2013B, Rev., 4.00%, 12/1/2022	25,000	25,109
Utah Transit Authority, Sales Tax
Series 2018-2, Rev., 5.00%, 12/15/2022	25,000	25,194
Series 2015A, Rev., 5.00%, 6/15/2023	20,000	20,423
Utah Water Finance Agency, Loan Financing Program Series 2019B, Rev., 5.00%, 3/1/2023	110,000	111,479
Washington County School District Board of Education Series 2016B, GO, 5.00%, 3/1/2023	30,000	30,400
Washington County-St George Interlocal Agency Series 2012A, Rev., 2.13%, 12/1/2022	135,000	134,942
White City Water Improvement District Rev., 3.00%, 2/1/2023	25,000	25,075
Total Utah		35,935,723
Vermont — 0.0% ^
City of Burlington Series 2018D, 5.00%, 11/1/2022	50,000	50,216
University of Vermont and State Agricultural College
Rev., 5.00%, 10/1/2022	70,000	70,155
Series 2019B, Rev., 5.00%, 10/1/2022	80,000	80,177
Vermont Educational and Health Buildings Financing Agency Rev., 5.00%, 11/1/2024	25,000	25,103
Vermont Educational and Health Buildings Financing Agency, The University of Vermont Medical Center Project Series 2016A, Rev., 5.00%, 12/1/2022	50,000	50,280
Vermont Municipal Bond Bank
Series 2015-1, Rev., 4.00%, 12/1/2022	35,000	35,150
Series 2021-4, Rev., 4.00%, 12/1/2022	160,000	160,684
Series 2, Rev., 5.00%, 12/1/2022	25,000	25,168
Series 2016-2, Rev., 5.00%, 12/1/2022	180,000	181,209
Series 3, Rev., 5.00%, 12/1/2022	155,000	156,041
Series 5, Rev., 5.00%, 12/1/2022	65,000	65,437
Series 3, Rev., 5.00%, 12/1/2023	25,000	25,808
Vermont Municipal Bond Bank, State Colleges System Bonds Series 2017A, Rev., 5.00%, 10/1/2022	55,000	55,123
Total Vermont		980,551
SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virgin Islands — 0.1%
Matching Fund Special Purpose Securitization Corp. Series 2022A, Rev., 5.00%, 10/1/2025	1,000,000	1,038,850
Virgin Islands Public Finance Authority Series 2012A, Rev., AGM - CR, 5.00%, 10/1/2022 (b)	1,000,000	1,002,141
Virgin Islands		2,040,991
Virginia — 1.5%
Arlington County Industrial Development Authority 5.00%, 2/15/2023	35,000	35,435
Chesapeake Bay Bridge and Tunnel District General Resolution 5.00%, 11/1/2023	22,860,000	23,384,036
City of Chesapeake Series A, 5.00%, 7/15/2023	185,000	185,372
City of Hampton, Public Improvement
Series 2015B, GO, 5.00%, 9/1/2022 (b)	15,000	15,000
Series 2015B, GO, 5.00%, 9/1/2022	65,000	65,000
City of Norfolk
Series A, GO, 4.00%, 10/1/2022	25,000	25,036
Series A, GO, 5.00%, 10/1/2022 (b)	25,000	25,056
Series A, GO, 5.00%, 10/1/2022	25,000	25,056
Series B, GO, 5.00%, 10/1/2022	50,000	50,112
Series A, GO, 5.00%, 10/1/2023	10,000	10,287
Rev., 5.00%, 11/1/2024	100,000	105,343
City of Poquoson GO, 5.00%, 2/15/2023	35,000	35,434
City of Richland, Waterworks Utility
Series 2013A, Rev., 5.00%, 1/15/2023 (b)	30,000	30,301
Series 2020A, Rev., 5.00%, 1/15/2023	25,000	25,256
City of Suffolk, Tax-Exempt Series 2017A, GO, 5.00%, 2/1/2023	25,000	25,270
City of Virginia Beach Series 2015B, GO, 5.00%, 9/15/2022	55,000	55,055
City of Virginia Beach, Public Improvement Series A, GO, 5.00%, 2/1/2023	25,000	25,281
City of Winchester, Public Improvement
GO, 5.00%, 9/1/2022 (b)	210,000	210,000
GO, 5.00%, 9/1/2022	75,000	75,000
GO, 5.00%, 3/1/2023	35,000	35,463
Commonwealth of Virginia Series 2013B, GO, 4.00%, 6/1/2025	20,000	20,275
County of Chesterfield 4.00%, 11/1/2023	100,000	100,258
County of Chesterfield, Public Improvement Series 2015B, 5.00%, 1/1/2023	20,000	20,182
County of Culpeper GO, 5.00%, 1/15/2024	25,000	25,881
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
County of Fairfax, Public Improvement
Series 2018A, GO, 4.00%, 10/1/2022	50,000	50,080
Series 2020A, GO, 4.00%, 10/1/2022	20,000	20,032
Series 2012B, GO, 5.00%, 4/1/2023	25,000	25,396
County of Hanover, Public Improvement Series A, GO, 4.13%, 1/15/2023	50,000	50,075
County of Henrico, Water and Sewer Rev., 3.13%, 5/1/2023 (b)	20,000	20,101
County of Loudoun, Public Improvement Series 2018A, GO, 5.00%, 12/1/2022	25,000	25,171
County of Prince William
COP, 5.00%, 10/1/2022	100,000	100,217
COP, 5.00%, 10/1/2023	230,000	236,327
County of Pulaski GO, 5.00%, 2/1/2024	40,000	41,454
County of Smyth GO, 5.00%, 11/1/2022	25,000	25,114
Culpeper County Economic Development Authority, Capital Projects Rev., 5.00%, 6/1/2024	30,000	31,297
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2018B, Rev., 5.00%, 5/15/2023 (c)	6,115,000	6,215,730
Franklin County Industrial Development Authority Rev., 5.00%, 10/15/2022	50,000	50,165
Hampton Roads Sanitation District, Wastewater
Series 2014A, Rev., 5.00%, 7/1/2023	10,000	10,223
Series 2016A, Rev., 5.00%, 8/1/2023	25,000	25,611
Henry County Industrial Development Authority Rev., GAN, 2.00%, 11/1/2023	1,040,000	1,031,997
Loudoun County Economic Development Authority, Public Facilities Project Series 2016A, Rev., 5.00%, 12/1/2022	50,000	50,317
Louisa Industrial Development Authority, Electric and Power Co. Project Series 2008B, Rev., 0.75%, 9/2/2025 (c)	100,000	93,571
Norfolk Economic Development Authority, Sentara Healthcare
Series 2012B, Rev., 5.00%, 11/1/2022	20,000	20,091
Series 2012B, Rev., 4.00%, 11/1/2023	100,000	100,273
Peninsula Ports Authority, Dominion Terminal Associates Project - DETC Issue Rev., 1.70%, 10/1/2022 (c)	4,850,000	4,845,360
Powhatan County Economic Development Authority Rev., 5.00%, 10/15/2022	25,000	25,079
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	339

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Prince William County Industrial Development Authority, Novant Health Obligation Group Series 2013B, Rev., 3.25%, 11/1/2022 (b)	30,000	30,046
Southampton County Industrial Development Authority, Southampton County Capital Rev., 5.00%, 12/1/2022	65,000	65,403
Virginia Beach Development Authority, Public Facilities Series B, Rev., 5.00%, 12/1/2022	70,000	70,474
Virginia Beach Development Authority, Westminster-Canterbury on Chesapeake Bay Rev., 5.00%, 9/1/2022	35,000	35,000
Virginia College Building Authority Series 2014B, Rev., 5.00%, 9/1/2022 (b)	145,000	145,000
Virginia College Building Authority, 21st Century College and Equipment Programs Series 2020A, Rev., 5.00%, 2/1/2023	25,000	25,285
Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs
Series 2009E-1, Rev., 5.00%, 2/1/2023	35,000	35,398
Series 2009E-2, Rev., 5.00%, 2/1/2023	40,000	40,455
Series 2013A, Rev., 5.00%, 2/1/2023	20,000	20,228
Series 2015A, Rev., 5.00%, 2/1/2023	65,000	65,740
Series 2018A, Rev., 5.00%, 2/1/2023	20,000	20,228
Series B, Rev., 5.00%, 2/1/2023	20,000	20,228
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program
Series 2012-A, Rev., 5.00%, 9/1/2022 (b)	385,000	385,000
Series 2014B, Rev., 5.00%, 9/1/2022	160,000	160,000
Series 2016A, Rev., 5.00%, 9/1/2022	60,000	60,000
Series A, Rev., 5.00%, 9/1/2022	70,000	70,000
Virginia College Building Authority, Public Higher Educational Financing Program
Series 2018A, Rev., 5.00%, 9/1/2022	125,000	125,000
Series 2019A, Rev., 5.00%, 9/1/2022	25,000	25,000
Series 2021A, Rev., 5.00%, 9/1/2022	55,000	55,000
Virginia Commonwealth Transportation Board Series 2012B, Rev., GAN, 5.00%, 9/15/2022 (b)	35,000	35,035
Virginia Commonwealth Transportation Board, Capital Projects
Rev., 5.00%, 5/15/2023	100,000	101,823
Rev., 5.00%, 5/15/2024	35,000	36,554
Series 2017A, Rev., 5.00%, 5/15/2025	40,000	42,798
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Virginia Commonwealth Transportation Board, Federal Transportation
Rev., GAN, 5.00%, 9/15/2022	435,000	435,419
Series 2012B, Rev., GAN, 5.00%, 9/15/2022 (b)	320,000	320,319
Series 2012B, Rev., GAN, 5.00%, 9/15/2022	325,000	325,314
Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (b)	235,000	238,402
Rev., GAN, 5.00%, 3/15/2025	30,000	31,982
Virginia Commonwealth University Series 2018A, Rev., 5.00%, 11/1/2022	20,000	20,088
Virginia Commonwealth University Health System Authority Rev., 5.00%, 7/1/2025	45,000	48,060
Virginia Housing Development Authority Series 2020B, Rev., 0.99%, 3/1/2024	210,000	204,514
Virginia Public Building Authority, Public Facilities
Series 2012A, Rev., 4.00%, 8/1/2023	10,000	10,153
Series 2018A, Rev., 5.00%, 8/1/2023	30,000	30,728
Series 2020B, Rev., 5.00%, 8/1/2023	10,000	10,243
Series A, Rev., 5.00%, 8/1/2023	20,000	20,485
Series 2014C, Rev., 4.00%, 8/1/2026	25,000	25,727
Virginia Public School Authority, School Financing 1997 Resolution
Series 2013A, Rev., 5.00%, 8/1/2023	10,000	10,241
Series 2013A, Rev., 5.00%, 8/1/2023 (b)	25,000	25,602
Series 2014C, Rev., 5.00%, 8/1/2023	25,000	25,602
Series 2015A, Rev., 5.00%, 8/1/2024	25,000	26,221
Virginia Public School Authority, School Financing, Special Obligation Rev., 5.00%, 2/1/2023	120,000	121,346
Virginia Public School Authority, School Technology and Security Notes Series VI, Rev., 5.00%, 4/15/2023	80,000	81,328
Virginia Resources Authority
Series 2012C, Rev., 4.00%, 11/1/2022 (b)	20,000	20,056
Series 2012A, Rev., 4.00%, 11/1/2042	25,000	25,068
Virginia Resources Authority, Clean Water State Revolving Fund Rev., 5.00%, 10/1/2022	105,000	105,236
Virginia Resources Authority, Infrastructure
Series 2015B, Rev., 4.00%, 11/1/2022	20,000	20,058
SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Series 2012A, Rev., 5.00%, 11/1/2022 (b)	800,000	803,604
Series 2016A, Rev., 5.00%, 11/1/2022	40,000	40,180
Series 2016C, Rev., 5.00%, 11/1/2022	120,000	120,541
Virginia Resources Authority, Infrastructure Moral Obligation
Rev., 4.00%, 11/1/2022	25,000	25,073
Series 2012B, Rev., 4.00%, 11/1/2022 (b)	155,000	155,419
Series 2013A, Rev., 4.00%, 11/1/2022	50,000	50,147
Series 2014C, Rev., AMT, 5.00%, 11/1/2022	35,000	35,158
Series 2016A, Rev., 5.00%, 11/1/2022	50,000	50,228
Series 2019A, Rev., 5.00%, 11/1/2022	25,000	25,114
Series 2012B, Rev., 4.00%, 11/1/2024	15,000	15,040
Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program
Rev., 5.00%, 11/1/2022	60,000	60,272
Series 2020C, Rev., 5.00%, 11/1/2022	75,000	75,342
Virginia Resources Authority, Infrastructure Pooled Financing Program
Rev., 5.00%, 11/1/2022	75,000	75,338
Series 2012A, Rev., 5.00%, 11/1/2022	40,000	40,180
Series 2012B, Rev., 5.00%, 11/1/2022	115,000	115,518
Series 2017A, Rev., 5.00%, 11/1/2022	25,000	25,113
Virginia Resources Authority, Infrastructure Tax Exempt Series A, Rev., 5.00%, 11/1/2022	20,000	20,090
Virginia Resources Authority, Pooled Financing Program
Series 2017C, Rev., 4.00%, 11/1/2022	65,000	65,187
Series 2016B, Rev., 5.00%, 11/1/2022	80,000	80,360
Virginia Resources Authority, Tuckahoe Creek Service District Project
Rev., Zero Coupon, 11/1/2022 (b)	95,000	71,092
Rev., 4.00%, 11/1/2022 (b)	30,000	30,084
Virginia Resources Authority, Virginia Pooled Financing Program Series 2018C, Rev., 5.00%, 11/1/2022	185,000	185,833
Western Regional Jail Authority, Regional Jail Facility
Rev., 4.00%, 12/1/2022	50,000	50,207
Rev., 5.00%, 12/1/2024	1,285,000	1,351,580
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Winchester Economic Development Authority, Health System Obligation Group Series 2014A, Rev., 5.00%, 1/1/2023	25,000	25,203
Wise County Industrial Development Authority, Electric and Power Co. Project Series 2010A, Rev., 1.20%, 5/31/2024 (c)	2,110,000	2,048,416
Total Virginia		47,195,276
Washington — 2.0%
Auburn School District No. 408 of King and Pierce Counties
GO, 3.00%, 12/1/2022	150,000	150,070
GO, 4.00%, 12/1/2023	95,000	95,385
GO, 4.00%, 12/1/2024	60,000	60,243
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	26,441
Benton County School District No. 17 Kennewick, Unlimited Tax
5.00%, 12/1/2022	90,000	90,594
5.00%, 12/1/2023	60,000	61,902
Benton County School District No. 400 Richland, Unlimited Tax 5.00%, 12/1/2023	50,000	51,030
Cascade Water Alliance
5.00%, 9/1/2022	25,000	25,000
5.00%, 1/1/2023	25,000	25,227
Central Puget Sound Regional Transit Authority, Sales and Motor Vehicle Excise Tax Series 2016S-1, 5.00%, 11/1/2022	50,000	50,228
Central Puget Sound Regional Transit Authority, Sales and Use Tax
Series 2012S-1, 5.00%, 11/1/2022	140,000	140,638
Series 2012S-1, 5.00%, 11/1/2024 (b)	25,000	25,113
Series 2012S-1, 5.00%, 11/1/2026 (b)	35,000	35,158
Series 2012S-1, 5.00%, 11/1/2027 (b)	45,000	45,203
Central Washington University
AGM, 5.00%, 5/1/2024	360,000	374,440
4.00%, 5/1/2026	270,000	272,225
City of Auburn, Utility System
5.00%, 12/1/2022	35,000	35,230
5.00%, 12/1/2023	35,000	36,092
City of Bellevue, Limited Tax 5.00%, 12/1/2022	75,000	75,510
City of Bellingham, Limited Tax 5.00%, 12/1/2022	25,000	25,170
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	341

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
City of Bonney Lake, Water & Sewer System 4.00%, 12/1/2022	75,000	75,330
City of Bothell, Limited Tax 5.00%, 3/1/2023	25,000	25,329
City of Centralia Electric System 5.00%, 12/1/2022	150,000	150,989
City of Edmonds, Water and Sewer Rev., 5.00%, 12/1/2023	25,000	25,494
City of Everett, Water and Sewer
Rev., 5.00%, 12/1/2022	500,000	503,423
Rev., 5.00%, 12/1/2023	25,000	25,805
Rev., 5.00%, 12/1/2024	40,000	40,193
City of Fife Rev., 4.00%, 10/1/2022	100,000	100,137
City of Gig Harbor, Water and Sewer Rev., 4.00%, 10/1/2022	50,000	50,066
City of Kennewick, Limited Tax GO, 3.00%, 12/1/2022	20,000	20,030
City of Lynnwood
Rev., 4.00%, 12/1/2022	45,000	45,198
Rev., 4.00%, 12/1/2023	30,000	30,603
City of Olympia, Limited Tax GO, 5.00%, 12/1/2024	25,000	26,408
City of Olympia, Unlimited Tax GO, 5.00%, 12/1/2022	45,000	45,308
City of Renton, Limited Tax Series A, GO, 4.00%, 12/1/2022	50,000	50,214
City of Richland Rev., 5.00%, 11/1/2022	45,000	45,205
City of Richland, Waterworks Utility
Rev., 4.00%, 11/1/2022	20,000	20,059
Rev., 4.00%, 11/1/2023	20,000	20,365
City of Seattle, Limited Tax
Series 2017A, GO, 5.00%, 11/1/2022	150,000	150,683
Series 2016A, GO, 5.00%, 4/1/2023	30,000	30,472
GO, 5.00%, 5/1/2023	20,000	20,357
Series 2013A, GO, 4.00%, 10/1/2023	25,000	25,244
City of Seattle, Municipal Light and Power Improvement
Rev., 5.00%, 9/1/2022	345,000	345,000
Series 2017C, Rev., 5.00%, 9/1/2022	45,000	45,000
Series 2016C, Rev., 5.00%, 10/1/2022	115,000	115,258
Series 2019A, Rev., 5.00%, 4/1/2023	25,000	25,396
Series 2020A, Rev., 5.00%, 7/1/2023	30,000	30,669
Series 2016C, Rev., 5.00%, 10/1/2023	45,000	46,291
City of Seattle, Water System
Rev., 4.00%, 9/1/2022 (b)	70,000	70,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Rev., 5.00%, 9/1/2022	230,000	230,000
Rev., 5.00%, 9/1/2022 (b)	110,000	110,000
City of Shelton, Limited Tax GO, 4.00%, 12/1/2022	150,000	150,540
City of Spokane, Unlimited Tax GO, 5.00%, 12/1/2022	200,000	201,369
City of Spokane, Water and Wastewater System
Rev., 5.00%, 12/1/2022	25,000	25,171
Rev., 5.00%, 12/1/2023	20,000	20,652
City of Tacoma
Rev., 3.00%, 12/1/2022	30,000	30,051
Rev., 5.00%, 12/1/2022	280,000	281,846
Series 2015A, Rev., 5.00%, 12/1/2022	20,000	20,132
City of Tacoma, Water Supply System Rev., 5.00%, 12/1/2022	25,000	25,165
City of University Place, Limited Tax GO, 4.00%, 12/1/2023	35,000	35,704
City of Vancouver, Limited Tax Series 2015B, GO, 5.00%, 12/1/2022	80,000	80,548
City of Walla Walla, Unlimited Tax
GO, 3.00%, 12/1/2022	70,000	70,119
GO, 3.00%, 12/1/2023	25,000	25,182
City of Wenatchee, Water and Sewer System Rev., 3.00%, 12/1/2022	25,000	25,043
City of Yakima, Limited Tax Series 2014A, GO, 5.00%, 6/1/2023	25,000	25,457
Clark County Public Utility District No. 1 5.00%, 1/1/2024	15,000	15,506
Clark County Public Utility District No. 1, Electric System 5.00%, 1/1/2023	330,000	332,899
Clark County School District No. 114 Evergreen, Unlimited Tax 5.00%, 12/1/2022	80,000	80,538
Clark County School District No. 117 Camas, Unlimited Tax 2.00%, 12/1/2022	30,000	29,978
Clark County School District No. 122 Ridgefield, Unlimited Tax 5.00%, 12/1/2022	30,000	30,202
Clark County School District No. 37 Vancouver, Unlimited Tax
3.00%, 12/1/2022	30,000	30,055
5.00%, 12/1/2023	30,000	30,970
Clark County, Vancouver School District No. 37 3.00%, 12/1/2023	25,000	25,198
Clark Regional Wastewater District 5.00%, 12/1/2022	25,000	25,166
SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
County of Benton, Limited Tax
3.00%, 12/1/2022	45,000	45,077
3.00%, 12/1/2023	30,000	30,211
County of King, Limited Tax
Series 2012E, GO, 3.00%, 12/1/2022	30,000	30,059
GO, 5.00%, 12/1/2022	50,000	50,342
Series 2014C, GO, 5.00%, 12/1/2022	180,000	181,232
Series 2021A, GO, 3.00%, 1/1/2023	120,000	120,310
County of King, Sewer Series 2013A, Rev., 5.00%, 1/1/2024	30,000	30,258
County of King, Sewer, Junior Lien
Series 2020A, Rev., 0.63%, 1/1/2024 (c)	1,545,000	1,476,811
Series B, Rev., 0.88%, 1/1/2026 (c)	60,000	55,644
County of Kitsap, Limited Tax GO, 4.00%, 12/1/2022	70,000	70,308
County of Kitsap, Sewer Rev., 5.00%, 12/1/2022	25,000	25,171
County of Skagit, Limited Tax GO, 5.00%, 12/1/2024	60,000	63,405
County of Snohomish, Limited Tax
GO, 4.00%, 12/1/2022	190,000	190,836
GO, 5.00%, 12/1/2022	70,000	70,479
County of Spokane, Limited Tax GO, 5.00%, 12/1/2022 (b)	75,000	75,507
East Wenatchee Water District Rev., 4.00%, 8/1/2023	25,000	25,352
Eastern Washington University, Services and Activities Fee Rev., 5.00%, 10/1/2023	35,000	35,929
Energy Northwest, Columbia Generating Station Series 2017-A, Rev., 5.00%, 7/1/2023	35,000	35,746
Energy Northwest, Project 1 Series 2014-C, Rev., 5.00%, 7/1/2026	100,000	104,610
Energy Northwest, Project 3 Electric
Series 2018C, Rev., 4.00%, 7/1/2023	30,000	30,394
Series C, Rev., 5.00%, 7/1/2023	25,000	25,533
Series 2018C, Rev., 5.00%, 7/1/2025	25,000	26,736
FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2023	45,000	45,840
Grays Harbor County, Public Utility District No. 1
Series 2015A, Rev., 5.00%, 1/1/2023	40,000	40,350
Rev., 5.00%, 7/1/2023 (b)	20,000	20,431
Series 2015A, Rev., 5.00%, 1/1/2025	100,000	105,413
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Greater Wenatchee Regional Events Center Public Facilities District Series A, Rev., 5.50%, 9/1/2022 (b)	250,000	250,000
King and Snohomish Counties School District No. 417 Northshore
GO, 5.00%, 12/1/2022	135,000	135,907
GO, 5.00%, 12/1/2024	25,000	26,419
King County Fire Protection District No. 2, Unlimited Tax GO, 5.00%, 12/1/2022	30,000	30,205
King County Fire Protection District No. 39, Unlimited Tax Series 2015A, GO, 5.00%, 12/1/2024	40,000	42,261
King County Housing Authority, Workforce Housing Preservation Rev., 2.00%, 10/1/2022	220,000	219,906
King County Public Hospital District No. 1, Valley Medical Center, Limited Tax
GO, 4.00%, 12/1/2022	150,000	150,510
GO, 5.00%, 12/1/2022	410,000	412,601
King County Public Hospital District No. 2, Evergreen Healthcare, Unlimited Tax GO, 5.00%, 12/1/2022	50,000	50,340
King County Rural Library District, Unlimited Tax GO, 4.00%, 12/1/2022	395,000	396,708
King County School District No. 210 Federal Way, Unlimited Tax GO, 4.00%, 12/1/2022	35,000	35,154
King County School District No. 401 Highline, Unlimited Tax
Series 2012B, GO, 3.25%, 12/1/2022	25,000	25,064
GO, 4.00%, 12/1/2022	35,000	35,154
Series 2012B, GO, 5.00%, 12/1/2022	165,000	166,096
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2024	65,000	67,276
King County School District No. 405 Bellevue, Unlimited Tax
Series 2012B, GO, 3.00%, 12/1/2022	40,000	40,078
GO, 5.00%, 12/1/2022	160,000	161,095
Series 2012A, GO, 5.00%, 12/1/2022	45,000	45,308
GO, 5.00%, 12/1/2023	25,000	25,824
GO, 5.00%, 12/1/2024	160,000	169,261
King County School District No. 410 Snoqualmie Valley , Unlimited Tax GO, 5.00%, 12/1/2022	30,000	30,205
King County School District No. 410 Snoqualmie Valley, Unlimited Tax GO, 4.00%, 12/1/2022	95,000	95,418
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	343

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
King County School District No. 411 Issaquah, Unlimited Tax
GO, 2.50%, 12/1/2022	40,000	40,026
GO, 3.00%, 12/1/2022	35,000	35,066
GO, 4.00%, 12/1/2022	20,000	20,086
King County School District No. 414 Lake Washington, Unlimited Tax GO, 5.00%, 12/1/2022	410,000	412,795
King County School District No. 415 Kent, Unlimited Tax GO, 5.00%, 12/1/2023	30,000	30,970
Kitsap County Public Utility District No. 1 Rev., 4.00%, 12/1/2022	40,000	40,147
Kitsap County School District No. 303 Bainbridge Island Series 2014B, GO, 5.00%, 12/1/2022	20,000	20,134
Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 5.00%, 12/1/2022	185,000	186,243
Lake Stevens Sewer District Rev., 5.00%, 11/1/2022	35,000	35,155
Lewis County Public Utility District No. 1, Cowlitz Falls Hydro Electric Project
Rev., 5.00%, 10/1/2022	45,000	45,101
Rev., 5.00%, 10/1/2023	100,000	102,827
Lynnwood Public Facilities District, Convention Center Rev., 5.00%, 12/1/2022	50,000	50,303
Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2022	25,000	25,165
North Thurston Public Schools, Unlimited Tax GO, 4.00%, 12/1/2022	40,000	40,176
Pierce County School District No. 10 Tacoma, Unlimited Tax GO, 5.00%, 12/1/2022	25,000	25,168
Pierce County School District No. 3 Puyallup, Unlimited Tax
Series 2012A, GO, 4.00%, 12/1/2022	95,000	95,387
Series 2012A, GO, 5.00%, 12/1/2022	75,000	75,498
Pierce County School District No. 320 Sumner, Unlimited Tax
GO, 3.00%, 12/1/2022	25,000	25,046
GO, 5.00%, 12/1/2022	45,000	45,302
Pierce County School District No. 401 Peninsula, Unlimited Tax GO, 5.00%, 12/1/2022	20,000	20,134
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Pierce County School District No. 83 University Place, Unlimited Tax GO, 3.00%, 12/1/2022	75,000	75,135
Port of Bellingham Rev., 4.00%, 12/1/2022	50,000	50,195
Port of Everett Rev., 4.00%, 12/1/2022	70,000	70,285
Port of Everett, Limited Tax GO, 5.00%, 12/1/2022	50,000	50,342
Port of Seattle Series 2013A, GO, 4.00%, 11/1/2023	150,000	150,409
Port of Seattle, Intermediate Lien
Series 2021A, Rev., 5.00%, 12/1/2022	120,000	120,761
Series B, Rev., 5.00%, 3/1/2023	315,000	318,983
Port of Tacoma, Limited Tax Series 2016A, GO, 4.00%, 12/1/2022	80,000	80,352
Public Utility District No. 1 of Cowlitz County 5.00%, 9/1/2022	25,000	25,000
Skagit County School District No. 103 Anacortes GO, 5.00%, 12/1/2022	40,000	40,269
Snohomish County Public Utility District No. 1, Electric System
Rev., 5.00%, 12/1/2022 (b)	305,000	307,064
Rev., 5.00%, 12/1/2022	65,000	65,445
Snohomish County Public Utility District No. 1, Generation System Series 2020A, Rev., 5.00%, 12/1/2022	200,000	201,369
Snohomish County School District No. 103 Monroe, Unlimited Tax GO, 5.00%, 12/1/2022	30,000	30,202
Snohomish County School District No. 2 Everett, Unlimited Tax GO, 3.00%, 12/1/2022	65,000	65,119
Spokane & Whitman Counties School District No. 360 Cheney, Unlimited Tax GO, 5.00%, 12/1/2022	25,000	25,168
Spokane County School District No. 354 Mead, Unlimited Tax GO, 5.00%, 12/1/2022	20,000	20,132
Spokane County School District No. 356 Central Valley, Unlimited Tax GO, 5.00%, 12/1/2023	45,000	46,455
Spokane Public Facilities District, Hotel and Sales Tax Series 2013A, Rev., 5.00%, 6/1/2023 (b)	25,000	25,468
State of Washington Series R-2022C, GO, 4.00%, 7/1/2027	15,000,000	16,070,916
State of Washington, Motor Vehicle Fuel Tax
Series 2003F, GO, NATL-RE, Zero Coupon, 12/1/2022	75,000	74,552
SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Series R-2020B, GO, 5.00%, 1/1/2023	45,000	45,415
Series 2013E, GO, 5.00%, 2/1/2023	30,000	30,341
Series 2014E, GO, 5.25%, 2/1/2023	30,000	30,372
Series 2003C, GO, NATL-RE, Zero Coupon, 6/1/2023	45,000	44,159
Series R-2013D, GO, 5.00%, 7/1/2023	20,000	20,446
Series 2013E, GO, 5.00%, 2/1/2024	20,000	20,217
Series R-2021A, GO, 5.00%, 6/1/2024	500,000	522,840
Series 2013E, GO, 5.00%, 2/1/2025	85,000	85,978
Series 2015C, GO, 5.00%, 2/1/2025	100,000	106,082
State of Washington, Senior 520 Corridor Program Series 2012F, Rev., 5.00%, 9/1/2022	170,000	170,000
State of Washington, Senior 520 Corridor Program, Federal Highway Series 2014C, Rev., 5.00%, 9/1/2024	95,000	97,243
State of Washington, State and Local Agency Personal Property Series 2014B, COP, 5.00%, 7/1/2024	50,000	52,222
State of Washington, State and Local Agency Real and Personal Property
Series 2015C, COP, 5.00%, 7/1/2023	55,000	56,167
Series 2016A, COP, 5.00%, 7/1/2023	35,000	35,743
Series 2019B, COP, 5.00%, 7/1/2023	120,000	122,546
Series 2018C, COP, 5.00%, 7/1/2024	35,000	36,556
State of Washington, Various Purpose
Series 2013D, GO, 5.00%, 2/1/2023	10,000	10,114
Series 2017D, GO, 5.00%, 2/1/2023	25,000	25,285
Series 2019C, GO, 5.00%, 2/1/2023	45,000	45,512
Series R-2015C, GO, 5.00%, 7/1/2023	80,000	81,784
Series R-C, GO, 5.00%, 7/1/2023	20,000	20,446
Series 2015E, GO, 5.00%, 7/1/2024	25,000	26,180
Series 2018A, GO, 5.00%, 8/1/2024	40,000	41,969
Series R-2013C, GO, 5.00%, 7/1/2025	50,000	51,144
Series 2014A, GO, 5.00%, 8/1/2025	35,000	35,881
Series R-2013C, GO, 4.00%, 7/1/2026	75,000	76,007
Series 2014A, GO, 5.00%, 8/1/2026	70,000	71,756
Tacoma Metropolitan Park District, Unlimited Tax
Series B, GO, 4.00%, 12/1/2022	20,000	20,087
GO, 5.00%, 12/1/2022	215,000	216,461
Series B, GO, 5.00%, 12/1/2022	60,000	60,408
Thurston County School District No. 33 Tumwater, Unlimited Tax GO, 5.00%, 12/1/2022	55,000	55,376
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Tobacco Settlement Authority Rev., 5.00%, 6/1/2024	3,480,000	3,544,656
University of Washington
Series 2015C, Rev., 5.00%, 12/1/2022	115,000	115,787
Series A, Rev., 5.00%, 12/1/2022	140,000	140,958
Washington Economic Development Finance Authority, Washington Biomedical Research Properties II Rev., 5.00%, 6/1/2023	35,000	35,674
Washington Health Care Facilities Authority, Overlake Hospital Medical Center Rev., 5.00%, 7/1/2023	30,000	30,544
Washington Health Care Facilities Authority, Peacehealth Series 2014A, Rev., 5.00%, 11/15/2022 (b)	25,000	25,129
Washington Health Care Facilities Authority, Providence Health and Services
Series 2012A, Rev., 5.00%, 10/1/2022	135,000	135,270
Series 2012A, Rev., 5.00%, 10/1/2023	230,000	230,473
Series 2012A, Rev., 5.00%, 10/1/2024	55,000	55,098
Series 2012A, Rev., 5.00%, 10/1/2026	1,030,000	1,031,722
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 5.00%, 3/1/2026	500,000	523,011
Washington Health Care Facilities Authority, Seattle Children's Hospital Series 2017A, Rev., 5.00%, 10/1/2022	365,000	365,790
Washington State Housing Finance Commission, Mirabella Project Series 2012A, Rev., 6.75%, 10/3/2022 (b) (e)	22,450,000	22,530,640
Washington State University Rev., 5.00%, 10/1/2022	70,000	70,149
Washington State University, Green Bond Rev., 5.00%, 10/1/2022	30,000	30,064
Western Washington University, Housing and Dining System Rev., AGM, 5.00%, 4/1/2023	50,000	50,713
Yakima County School District No. 203 Highland, Unlimited Tax GO, 4.00%, 12/1/2022	25,000	25,104
Yakima County School District No. 208 West Valley GO, 2.00%, 12/1/2022	25,000	24,981
Yakima County School District No. 7 Yakima GO, 5.00%, 12/1/2022	35,000	35,235
Total Washington		62,085,775
West Virginia — 0.1%
State of West Virginia Series 2018A, GO, 5.00%, 12/1/2022	50,000	50,342
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	345

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
West Virginia — continued
State of West Virginia, Infrastructure Series 2015A, GO, 5.00%, 11/1/2022	25,000	25,114
West Virginia Economic Development Authority, Appalachian Power Co. Series 2015A, Rev., 2.55%, 4/1/2024 (c)	135,000	131,913
West Virginia Economic Development Authority, Correctional Juvenile and Public Safety Facilities
Series 2012A, Rev., 5.00%, 6/1/2024	125,000	125,297
Rev., 5.00%, 6/1/2025	805,000	817,518
West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Rev., 0.63%, 12/15/2025 (c)	100,000	89,048
West Virginia Hospital Finance Authority, Charleston Area Medical Center Series 2014A, Rev., 5.00%, 9/1/2025	115,000	118,868
West Virginia Housing Development Fund Series 2020B, Rev., 0.30%, 11/1/2022	20,000	19,937
West Virginia State School Building Authority, Lottery Series 2015A, Rev., 5.00%, 7/1/2023	25,000	25,516
West Virginia State School Building Authority, Lottery Capital Improvement Series 2012A, Rev., 5.00%, 7/1/2023	100,000	100,216
West Virginia University Project Series 2013A, Rev., 5.00%, 10/1/2022 (b)	190,000	190,422
West Virginia University, University Improvement, West Virginia University Project
Series 2013A, Rev., 5.00%, 10/1/2022 (b)	50,000	50,111
Series 2019A, Rev., 5.00%, 10/1/2022	275,000	275,598
West Virginia Water Development Authority Series A-II, Rev., 5.00%, 11/1/2022	25,000	25,114
West Virginia Water Development Authority, Infrastructure and Jobs Development Council Program Rev., 2.00%, 10/1/2022	20,000	19,996
West Virginia Water Development Authority, Loan Program II Series 2016A-II, Rev., 5.00%, 11/1/2022	45,000	45,205
Total West Virginia		2,110,215
Wisconsin — 1.3%
Central Brown County Water Authority Series 2014A, 5.00%, 11/1/2022	190,000	190,824
City of Brookfield 3.00%, 12/1/2022	455,000	455,776
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
City of De Pere Series 2019A, GO, 3.00%, 9/1/2022	50,000	50,000
City of Greensboro Rev., 3.00%, 11/1/2022	20,000	20,018
City of Kaukauna, Promissory Note GO, 4.00%, 9/1/2022	100,000	100,000
City of Kenosha, Promissory Notes
Series 2017B, GO, 2.00%, 9/1/2022	50,000	50,000
Series 2018C, GO, 3.00%, 11/1/2022	50,000	50,063
City of Lake Mills, Capital Purpose Series 2014B, GO, 4.00%, 9/1/2022	140,000	140,000
City of Madison
Series 2020B, GO, 2.00%, 10/1/2022	25,000	24,995
Series 2014C, Rev., 5.00%, 12/1/2022	50,000	50,342
Series 2019A, Rev., 5.00%, 1/1/2023	35,000	35,313
City of Madison, Promissory Notes
Series 2017A, GO, 4.00%, 10/1/2022	125,000	125,181
Series 2018A, GO, 4.00%, 10/1/2022	140,000	140,203
City of Madison, Water Utility Rev., BAN, 1.50%, 11/1/2024	1,075,000	1,040,531
City of Manitowoc GO, 2.00%, 2/1/2023	320,000	319,126
City of Merrill Series 2019A, GO, 3.00%, 10/1/2022	60,000	60,031
City of Milwaukee, Promissory Notes
Series 2018 N1, GO, 5.00%, 2/1/2023	1,325,000	1,339,528
Series 2016N2, GO, 4.00%, 3/1/2023	30,000	30,247
Series 2020N4, GO, 5.00%, 4/1/2023	35,000	35,534
City of Milwaukee, Sewerage System Series 2016S7, Rev., 5.00%, 6/1/2023	25,000	25,465
City of Oak Creek
Series 2016C, GO, 3.00%, 10/1/2022	25,000	25,015
Series 2021B, Rev., 2.00%, 4/1/2024	5,020,000	4,956,639
City of Oshkosh, Promissory Notes Series 2017B, GO, 4.00%, 12/1/2022	80,000	80,302
City of Oshkosh, Street Improvement
Series 2019A, GO, 0.05%, 12/1/2022	70,000	69,531
Series 2019A, GO, 2.00%, 12/1/2023	200,000	197,790
City of Oshkosh, Wisconsin Sewer System Series D, Rev., 5.00%, 5/1/2023	25,000	25,408
City of Racine
GO, 3.00%, 12/1/2022	25,000	25,047
GO, 5.00%, 12/1/2022	25,000	25,169
City of Waukesha, Promissory Notes
Series 2021B, GO, 2.00%, 10/1/2022	130,000	129,956
Series 2019C, GO, 3.00%, 10/1/2022	20,000	20,012
Series 2020A, GO, 3.00%, 10/1/2022	65,000	65,037
SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Series 2015A, GO, 4.00%, 10/1/2022	75,000	75,106
Series 2015A, GO, 4.00%, 10/1/2022 (b)	35,000	35,048
Series B, GO, 4.00%, 10/1/2022	40,000	40,057
City of Wauwatosa Series 2019A, GO, 4.00%, 12/1/2022	75,000	75,319
County of Dane, Promissory Notes Series 2019A, GO, 2.00%, 6/1/2023	20,000	19,924
County of Eau Claire, Promissory Notes Series 2020A, GO, 5.00%, 9/1/2022	20,000	20,000
County of Kenosha, Promissory Notes Series 2018A, GO, 4.00%, 9/1/2022	140,000	140,000
County of Milwaukee
Series 2019A, GO, 5.00%, 10/1/2022	65,000	65,142
Series 2017B, GO, 2.00%, 12/1/2022	25,000	24,975
Series 2014A, GO, 3.00%, 12/1/2022	25,000	25,045
County of Milwaukee, Corporate Purpose Series 2018D, GO, 3.00%, 8/1/2024	100,000	100,737
County of Taylor, Promissory Notes Series 2021A, GO, 2.00%, 10/1/2022	85,000	84,970
County of Washington GO, 3.00%, 3/1/2023	50,000	50,163
East Troy Community School District GO, 3.00%, 3/1/2023	20,000	20,067
Fond Du Lac School District, Promissory Notes Series 2019A, GO, 3.00%, 4/1/2023	40,000	40,140
Fox Valley Technical College District, Promissory Notes
Series 2018A, GO, 4.00%, 12/1/2022	60,000	60,237
Series 2019A, GO, 4.00%, 12/1/2022	55,000	55,217
Fox Valley Technical College District, School Facilities
Series 2012C, GO, 3.00%, 12/1/2022	50,000	50,075
Series 2012C, GO, 3.00%, 12/1/2022 (b)	25,000	25,045
Franklin Public School District GO, 4.00%, 4/1/2023	25,000	25,253
Glendale Community Development Authority Series A, Rev., 2.55%, 10/1/2022 (b)	20,000	20,003
Glendale Community Development Authority, Bayshore Public Parking Facility Rev., 2.30%, 10/1/2022 (b)	20,000	20,000
Grafton School District, School Building and Improvement GO, 5.00%, 4/1/2023 (b)	20,000	20,312
Kohler School District GO, 5.00%, 3/1/2023	30,000	30,393
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Milton School District GO, 5.00%, 3/1/2023	85,000	86,096
Milwaukee Area Technical College District, Promissory Notes Series B, GO, 4.00%, 6/1/2023	25,000	25,316
Milwaukee Metropolitan Sewerage District, Promissory Notes Series 2015A, GO, 4.00%, 10/1/2022	115,000	115,164
Milwaukee Metropolitan Sewerage District, Sewer System
Series 2020A, GO, 3.00%, 10/1/2022	220,000	220,138
Series 2017A, GO, 5.00%, 10/1/2022	110,000	110,245
Milwaukee Redevelopment Authority, Public Schools
Rev., 5.00%, 11/15/2022	415,000	417,172
Series 2016A, Rev., 5.00%, 11/15/2022	25,000	25,131
Rev., 5.00%, 11/15/2023	130,000	133,838
Series 2016A, Rev., 5.00%, 11/15/2023	40,000	41,181
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2025	315,000	312,862
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (e)	1,975,000	1,794,796
Public Finance Authority, KU Campus Development Corp. - Central District Development Project
Rev., 5.00%, 3/1/2023	145,000	146,834
Rev., 5.00%, 3/1/2025	160,000	169,458
Public Finance Authority, Renown Regional Medical Center Project Series 2015A, Rev., 5.00%, 6/1/2025	145,000	152,295
Public Finance Authority, Retirement Housing Foundation, Distribution System Series 2017B, Rev., 5.00%, 11/15/2022	25,000	25,120
Public Finance Authority, Voyager Foundation Inc., Project Series 2012A, Rev., 6.20%, 10/1/2022 (b)	325,000	325,977
Richland School District GO, 2.50%, 10/1/2022	25,000	25,001
River Falls School District, Corporate Purpose Series 2018A, GO, 5.00%, 4/1/2023	40,000	40,615
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	347

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
River Falls School District, School Building and Improvement Series 2019A, GO, 3.00%, 4/1/2023	25,000	25,098
School District of Maple Series 2015A, GO, 5.00%, 4/1/2023	30,000	30,449
Sevastopol School District, Promissory Notes
GO, 4.00%, 3/1/2024	985,000	1,007,845
GO, 4.00%, 3/1/2025	625,000	647,685
State of Wisconsin
Series 2016-2, GO, 1.50%, 11/1/2022	75,000	74,864
Series 2, GO, 4.00%, 11/1/2022	310,000	310,889
Series 2014-3, GO, 4.00%, 11/1/2022	70,000	70,201
Series 2, GO, 5.00%, 11/1/2022	205,000	205,920
Series 2014-3, GO, 5.00%, 11/1/2022 (b)	425,000	426,914
Series 2014-3, GO, 5.00%, 11/1/2022	145,000	145,651
Series 2016-1, GO, 5.00%, 11/1/2022	125,000	125,561
Series 2017-2, GO, 5.00%, 11/1/2022	100,000	100,449
Series 2013-1, GO, 5.00%, 5/1/2023	25,000	25,445
Series 2015A, GO, 5.00%, 5/1/2023 (b)	30,000	30,522
Series 2017A, GO, 5.00%, 5/1/2023	20,000	20,356
Series 2018A, GO, 5.00%, 5/1/2023	25,000	25,445
Series 2018B, GO, 5.00%, 5/1/2023 (b)	45,000	45,783
Series 2021A, GO, 5.00%, 5/1/2023	25,000	25,445
Series 2014-3, GO, 5.00%, 11/1/2023	165,000	165,709
Series 1, GO, 5.00%, 5/1/2024	40,000	40,710
Series 4, GO, 5.00%, 5/1/2025	40,000	42,198
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio
Series 2013-1, Rev., 4.00%, 6/1/2023 (b)	40,000	40,485
Series 2013-1, Rev., 5.00%, 6/1/2023 (b)	30,000	30,584
State of Wisconsin, Environmental Improvement Fund Series 2017A, Rev., 5.00%, 6/1/2023	20,000	20,403
State of Wisconsin, Master Lease Series 2021A, COP, 4.00%, 3/1/2023	30,000	30,247
Tender Option Bond Trust Receipts/ Certificates Series 2020-XL0147, Rev., VRDO, AGM, LOC : Barclays Bank plc, 1.71%, 9/8/2022 (c) (e)	10,640,000	10,640,000
Town of Liberty Grove, Promissory Notes GO, 4.00%, 9/1/2022	20,000	20,000
Village of Fox Crossing, Corporate Purpose GO, 3.00%, 4/1/2024	185,000	186,115
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Village of Jackson Series 2017A, GO, 2.00%, 12/1/2022	35,000	34,948
Village of Menomonee Falls, Corporate Purpose Series B, GO, 3.50%, 2/1/2024	245,000	248,825
Village of Pleasant Prairie Series 2014A, GO, 5.00%, 9/1/2022	150,000	150,000
Walworth County Joint School District No. 2 Genoa - Bloomfield, School Improvement GO, 4.00%, 4/1/2023	20,000	20,180
Waterford Graded Joint School District No. 1, Promissory Notes GO, 3.00%, 4/1/2023	25,000	25,078
Wauwatosa School District, School Building and Improvement Series 2019B, GO, 5.00%, 9/1/2022	200,000	200,000
Wisconsin Center District, Capital Appreciation Series 1996A, Rev., NATL-RE, Zero Coupon, 12/15/2022	90,000	89,273
Wisconsin Department of Transportation
Series 2013-1, Rev., 5.00%, 7/1/2023 (b)	25,000	25,549
Series 2017-1, Rev., 5.00%, 7/1/2023	10,000	10,219
Wisconsin Health & Educational Facilities Authority Rev., 5.00%, 4/1/2023	650,000	659,725
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Rev., 5.00%, 1/29/2025 (c)	200,000	210,265
Wisconsin Health and Educational Facilities Authority, Gundersen Lutheran Rev., 3.00%, 11/15/2022	20,000	20,028
Wisconsin Health and Educational Facilities Authority, Medical College of Wisconsin Rev., 5.00%, 12/1/2022	80,000	80,542
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group
Series 2018B-2, Rev., 5.00%, 1/25/2023 (c)	1,465,000	1,479,314
Series 2018B-3, Rev., 5.00%, 1/31/2024 (c)	1,075,000	1,110,572
Series 2018C1, Rev., 5.00%, 7/29/2026 (c)	180,000	194,318
Wisconsin Health and Educational Facilities Authority, Ascension Health Credit
Series 2013B-1, Rev., 4.00%, 11/15/2022	50,000	50,165
Series 2013A, Rev., 5.00%, 11/15/2023 (b)	20,000	20,591
SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group
Series 2016A, Rev., 5.00%, 11/15/2022	315,000	316,668
Series 2019A, Rev., 5.00%, 11/15/2024	250,000	263,312
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group
Rev., 5.00%, 8/15/2023	100,000	102,448
Rev., 5.00%, 8/15/2024	100,000	104,433
Rev., 5.00%, 8/15/2025	100,000	106,436
Wisconsin Health and Educational Facilities Authority, Hospital Sisters Services, Inc., Obligated Group Rev., 5.00%, 11/15/2022	1,105,000	1,110,510
Wisconsin Health and Educational Facilities Authority, Marquette University Rev., 5.00%, 10/1/2022	95,000	95,199
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc. Series 2016B, Rev., 5.00%, 2/15/2023	80,000	80,813
Wisconsin Health and Educational Facilities Authority, Mercy Alliance, Inc. Rev., 5.00%, 6/1/2026	160,000	160,357
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries
Rev., 4.00%, 1/1/2023	125,000	125,112
Rev., 4.00%, 1/1/2024	160,000	160,302
Rev., 4.00%, 1/1/2025	210,000	210,454
Wisconsin Health and Educational Facilities Authority, The Monroe Clinic, Inc.
Rev., 3.00%, 8/15/2025 (b)	25,000	25,285
Rev., 4.00%, 8/15/2025 (b)	30,000	31,215
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2022	135,000	135,911
Wisconsin Health and Educational Facilities Authority, Unity Point Health
Series 2014A, Rev., 5.00%, 12/1/2024	185,000	194,081
Series 2014A, Rev., 5.00%, 12/1/2025	285,000	298,929
Wisconsin Health and Educational Facilities Authority, Unitypoint Health Series 2014A, Rev., 5.00%, 12/1/2022	180,000	181,164
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
WPPI Energy Power Supply System
Series 2013A, Rev., 5.00%, 7/1/2024	465,000	475,143
Series 2013A, Rev., 4.00%, 7/1/2026	450,000	455,427
Total Wisconsin		39,017,314
Wyoming — 0.0% ^
Albany County School District No. 1 4.00%, 6/1/2023	20,000	20,234
Wyoming State Loan and Investment Board, Capital Facilities
Series 2012A, Rev., 4.00%, 10/1/2022	25,000	25,036
Series 2012A, Rev., 5.00%, 10/1/2023	30,000	30,461
Total Wyoming		75,731
Total Municipal Bonds (Cost $2,791,559,795)		2,772,230,286
	SHARES
Short-Term Investments — 13.2%
Investment Companies — 13.2%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.36% (g) (h) (Cost $410,771,778)	410,645,444	410,768,637
Total Investments — 102.1% (Cost $3,202,331,573)		3,182,998,923
Liabilities in Excess of Other Assets — (2.1)%		(65,254,059)
NET ASSETS — 100.0%		3,117,744,864

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CCRC	Congregate Care Retirement Center
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	349

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation
XLCA	Insured by XL Capital Assurance

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — 87.2%
Angola — 2.2%
Republic of Angola
8.25%, 5/9/2028 (a)	552,000	478,860
8.00%, 11/26/2029 (a)	639,000	528,772
9.38%, 5/8/2048 (a)	680,000	516,800
		1,524,432
Azerbaijan — 0.5%
Republic of Azerbaijan 3.50%, 9/01/2032 (a) (b)	420,000	361,148
Bahrain — 4.6%
CBB International Sukuk Programme Co. SPC
6.25%, 11/14/2024 (a)	207,000	211,761
4.50%, 3/30/2027 (c)	389,000	377,281
Kingdom of Bahrain
6.13%, 8/1/2023 (a)	250,000	251,766
7.00%, 1/26/2026 (a)	310,000	317,905
7.00%, 10/12/2028 (a) (c)	802,000	801,649
6.75%, 9/20/2029 (a)	200,000	195,975
5.63%, 9/30/2031 (a)	334,000	291,373
5.45%, 9/16/2032 (a)	484,000	412,852
5.25%, 1/25/2033 (a)	200,000	165,663
6.00%, 9/19/2044 (a)	228,000	170,188
		3,196,413
Bolivia, Plurinational State of — 0.2%
Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	200,000	159,163
Brazil — 6.7%
Federative Republic of Brazil
8.88%, 4/15/2024	230,000	246,646
4.25%, 1/7/2025	227,000	224,560
2.88%, 6/6/2025	200,000	191,200
6.00%, 4/7/2026	589,000	611,934
4.63%, 1/13/2028	480,000	459,540
4.50%, 5/30/2029	310,000	287,099
3.88%, 6/12/2030	440,000	383,158
3.75%, 9/12/2031 (c)	200,000	170,300
8.25%, 1/20/2034	380,000	430,302
7.13%, 1/20/2037	395,000	411,738
5.63%, 1/7/2041	140,000	119,289
5.00%, 1/27/2045	265,000	205,425
5.63%, 2/21/2047	342,000	282,962
4.75%, 1/14/2050	871,000	631,910
		4,656,063
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chile — 1.6%
Republic of Chile
2.75%, 1/31/2027	200,000	185,100
2.45%, 1/31/2031 (c)	393,000	331,176
2.55%, 7/27/2033	200,000	160,600
3.10%, 5/7/2041	200,000	147,100
3.86%, 6/21/2047	200,000	159,413
3.50%, 4/15/2053	200,000	142,350
		1,125,739
China — 1.1%
People's Republic of China
1.95%, 12/3/2024 (a)	200,000	192,836
3.50%, 10/19/2028 (a)	200,000	199,037
1.20%, 10/21/2030 (a)	200,000	170,518
1.75%, 10/26/2031 (a)	200,000	175,980
		738,371
Colombia — 5.6%
Republic of Colombia
4.00%, 2/26/2024	200,000	195,537
8.13%, 5/21/2024	238,000	246,821
4.50%, 1/28/2026	200,000	188,788
4.50%, 3/15/2029	1,122,000	982,311
3.00%, 1/30/2030	222,000	171,953
3.13%, 4/15/2031	200,000	150,788
3.25%, 4/22/2032	232,000	170,868
7.38%, 9/18/2037	100,000	94,706
6.13%, 1/18/2041	325,000	259,147
4.13%, 2/22/2042	206,000	128,441
5.63%, 2/26/2044	200,000	144,788
5.00%, 6/15/2045	637,000	426,710
5.20%, 5/15/2049	1,053,000	715,579
		3,876,437
Costa Rica — 0.9%
Republic of Costa Rica
7.00%, 4/04/2044 (a)	494,000	428,329
7.16%, 3/12/2045 (a)	237,000	208,901
		637,230
Cote D'Ivoire — 0.3%
Republic of Cote d'Ivoire 6.13%, 6/15/2033 (b)	210,000	176,571
Croatia — 0.3%
Republic of Croatia 6.00%, 1/26/2024 (a)	200,000	204,538
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	351

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Dominican Republic — 5.8%
Dominican Republic Government Bond
5.50%, 1/27/2025 (a)	220,000	219,079
6.88%, 1/29/2026 (a)	507,000	518,344
5.95%, 1/25/2027 (a) (b)	398,000	388,373
6.00%, 7/19/2028 (a) (b)	457,000	436,092
4.50%, 1/30/2030 (a)	550,000	460,900
4.88%, 9/23/2032 (a)	274,000	220,707
7.45%, 4/30/2044 (a) (b)	430,000	391,649
6.85%, 1/27/2045 (a) (b)	461,000	390,064
6.40%, 6/05/2049 (a) (b)	815,000	639,419
5.88%, 1/30/2060 (a)	585,000	413,266
		4,077,893
Egypt — 0.0% ^
Arab Republic of Egypt
5.58%, 2/21/2023 (a)	1,000	980
7.50%, 1/31/2027 (a)	25,000	21,000
		21,980
Ethiopia — 0.2%
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	200,000	109,788
Gabon — 0.2%
Gabonese Republic 6.63%, 2/6/2031 (a)	200,000	148,350
Guatemala — 0.5%
Republic of Guatemala 6.13%, 6/1/2050 (a)	400,000	363,950
Hungary — 0.9%
Hungary Government Bond
5.75%, 11/22/2023	144,000	145,917
5.38%, 3/25/2024	90,000	90,242
7.63%, 3/29/2041	260,000	298,480
3.13%, 9/21/2051 (a)	200,000	123,975
		658,614
India — 0.3%
Export-Import Bank of India 3.25%, 1/15/2030 (a)	249,000	220,801
Indonesia — 3.0%
Perusahaan Penerbit SBSN Indonesia III
1.50%, 6/9/2026 (a)	200,000	183,022
4.15%, 3/29/2027 (b)	200,000	200,037
4.40%, 6/6/2027 (a)	200,000	201,500
Republic of Indonesia
3.85%, 7/18/2027 (a)	473,000	467,620
4.10%, 4/24/2028	200,000	199,975
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indonesia—continued
8.50%, 10/12/2035 (a)	204,000	262,178
6.63%, 2/17/2037 (a) (b) (c)	245,000	274,370
7.75%, 1/17/2038 (a)	100,000	122,331
3.05%, 3/12/2051	271,000	205,312
		2,116,345
Iraq — 0.6%
Republic of Iraq 5.80%, 1/15/2028 (a) (b)	529,375	440,142
Jamaica — 1.7%
Jamaica Government Bond
6.75%, 4/28/2028	510,000	551,214
8.00%, 3/15/2039 (c)	104,000	121,245
7.88%, 7/28/2045	471,000	542,621
		1,215,080
Jordan — 1.2%
Hashemite Kingdom of Jordan
6.13%, 1/29/2026 (b)	346,000	334,712
5.85%, 7/7/2030 (a)	536,000	466,755
		801,467
Kazakhstan — 0.9%
Republic of Kazakhstan
3.88%, 10/14/2024 (b)	350,000	356,737
4.88%, 10/14/2044 (a)	280,000	235,340
		592,077
Kenya — 1.6%
Republic of Kenya
6.88%, 6/24/2024 (a)	302,000	264,250
7.25%, 2/28/2028 (a) (b)	651,000	504,525
8.00%, 5/22/2032 (a)	200,000	148,000
8.25%, 2/28/2048 (a)	335,000	226,962
		1,143,737
Kuwait — 0.6%
State of Kuwait 3.50%, 3/20/2027 (a) (b)	400,000	399,825
Malaysia — 0.4%
Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (a)	286,000	279,440
Mexico — 2.2%
United Mexican States
4.13%, 1/21/2026	261,000	260,347
4.50%, 4/22/2029	200,000	195,400
2.66%, 5/24/2031	235,000	194,462
8.30%, 8/15/2031	24,000	29,660
SEE NOTES TO FINANCIAL STATEMENTS.

352	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Mexico—continued
6.05%, 1/11/2040	86,000	86,097
4.75%, 3/8/2044	76,000	64,662
4.60%, 1/23/2046	528,000	431,739
4.40%, 2/12/2052	200,000	153,500
5.75%, 10/12/2110	122,000	104,523
		1,520,390
Morocco — 0.6%
Kingdom of Morocco
3.00%, 12/15/2032 (a)	400,000	297,575
4.00%, 12/15/2050 (a)	200,000	128,850
		426,425
Nigeria — 3.6%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	586,000	517,145
6.50%, 11/28/2027 (a)	263,000	200,537
6.13%, 9/28/2028 (a)	496,000	356,593
7.14%, 2/23/2030 (a)	206,000	151,410
7.14%, 2/23/2030	200,000	147,000
7.38%, 9/28/2033 (a)	200,000	133,500
7.70%, 2/23/2038 (a)	451,000	287,512
7.63%, 11/28/2047 (a)	824,000	506,760
8.25%, 9/28/2051 (a)	302,000	191,393
		2,491,850
Oman — 5.8%
Oman Sovereign Sukuk SAOC
4.40%, 6/1/2024 (a)	346,000	344,270
5.93%, 10/31/2025 (a)	333,000	344,655
4.88%, 6/15/2030 (a)	201,000	199,593
Sultanate of Oman Government Bond
4.88%, 2/1/2025 (a)	200,000	199,000
4.75%, 6/15/2026 (a)	300,000	291,000
5.38%, 3/8/2027 (a)	200,000	197,000
6.75%, 10/28/2027 (a)	200,000	207,750
5.63%, 1/17/2028 (a)	300,000	294,375
6.00%, 8/01/2029 (a) (b)	621,000	618,671
6.25%, 1/25/2031 (a)	220,000	221,650
7.38%, 10/28/2032 (a)	200,000	216,000
6.50%, 3/08/2047 (a) (b)	474,000	413,566
6.75%, 1/17/2048 (a)	550,000	488,812
		4,036,342
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pakistan — 1.4%
Islamic Republic of Pakistan
8.25%, 4/15/2024 (a)	270,000	191,730
6.00%, 4/08/2026 (a)	558,000	346,021
6.88%, 12/05/2027 (a) (b)	742,000	456,412
		994,163
Panama — 1.9%
Republic of Panama
3.88%, 3/17/2028	207,000	198,694
3.16%, 1/23/2030	200,000	175,600
2.25%, 9/29/2032	231,000	178,996
6.70%, 1/26/2036	105,000	112,829
4.50%, 4/16/2050	200,000	157,475
4.30%, 4/29/2053	296,000	225,848
3.87%, 7/23/2060	414,000	284,185
		1,333,627
Paraguay — 0.9%
Republic of Paraguay
4.95%, 4/28/2031 (a)	200,000	192,287
6.10%, 8/11/2044 (a)	262,000	244,037
5.40%, 3/30/2050 (a)	200,000	166,975
		603,299
Peru — 2.0%
Republic of Peru
7.35%, 7/21/2025	321,000	344,734
4.13%, 8/25/2027	216,000	211,518
2.78%, 1/23/2031	192,000	164,016
1.86%, 12/1/2032	108,000	81,965
8.75%, 11/21/2033	8,000	10,301
3.00%, 1/15/2034	8,000	6,524
6.55%, 3/14/2037	54,000	59,022
3.30%, 3/11/2041	56,000	42,448
5.63%, 11/18/2050	66,000	68,467
2.78%, 12/1/2060	367,000	227,953
3.23%, 7/28/2121	306,000	189,873
		1,406,821
Philippines — 2.6%
Republic of Philippines
10.63%, 3/16/2025	64,000	74,407
9.50%, 2/2/2030	160,000	210,418
2.46%, 5/5/2030	1,000	895
7.75%, 1/14/2031	150,000	183,766
6.38%, 1/15/2032	159,000	179,687
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	353

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Philippines—continued
6.38%, 10/23/2034	196,000	224,442
5.00%, 1/13/2037	200,000	203,522
3.95%, 1/20/2040	400,000	363,544
3.70%, 3/1/2041	200,000	172,772
3.70%, 2/2/2042	200,000	171,772
		1,785,225
Poland — 0.4%
Republic of Poland
4.00%, 1/22/2024	130,000	129,659
3.25%, 4/6/2026	180,000	176,883
		306,542
Qatar — 2.4%
State of Qatar
3.38%, 3/14/2024 (a)	450,000	446,625
4.00%, 3/14/2029 (a)	212,000	215,445
9.75%, 6/15/2030 (a)	116,000	161,965
6.40%, 1/20/2040 (a)	150,000	182,062
4.63%, 6/2/2046 (b)	276,000	278,415
5.10%, 4/23/2048 (a)	200,000	213,750
4.82%, 3/14/2049 (a)	200,000	205,250
		1,703,512
Romania — 0.9%
Romania Government Bond
3.00%, 2/27/2027 (a)	68,000	61,234
5.25%, 11/25/2027 (a)	26,000	25,285
3.00%, 2/14/2031 (a)	366,000	289,780
3.63%, 3/27/2032 (a)	56,000	45,056
6.13%, 1/22/2044 (a)	32,000	30,206
5.13%, 6/15/2048 (b)	90,000	74,014
4.00%, 2/14/2051 (a)	188,000	128,991
		654,566
Saudi Arabia — 3.4%
Kingdom of Saudi Arabia
2.88%, 3/4/2023 (a)	28,000	27,874
4.00%, 4/17/2025 (a)	495,000	497,722
3.63%, 3/4/2028 (a)	326,000	323,555
4.50%, 4/17/2030 (b)	282,000	293,280
2.25%, 2/2/2033 (a)	200,000	171,000
4.50%, 10/26/2046 (a)	200,000	186,250
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Saudi Arabia—continued
4.63%, 10/04/2047 (a) (b)	501,000	469,062
4.50%, 4/22/2060 (a)	270,000	251,100
KSA Sukuk Ltd. 2.25%, 5/17/2031 (a)	200,000	177,750
		2,397,593
Senegal — 0.2%
Republic of Senegal 6.75%, 3/13/2048 (a)	216,000	150,161
Serbia — 0.2%
Republic of Serbia 2.13%, 12/1/2030 (a)	230,000	164,996
South Africa — 4.4%
Republic of South Africa
5.88%, 9/16/2025	518,000	524,248
4.88%, 4/14/2026	200,000	192,850
4.30%, 10/12/2028	393,000	347,633
4.85%, 9/30/2029	400,000	353,575
5.88%, 6/22/2030	465,000	434,426
5.88%, 4/20/2032	275,000	243,375
5.38%, 7/24/2044	200,000	142,850
5.00%, 10/12/2046	612,000	410,729
5.65%, 9/27/2047	349,000	248,728
5.75%, 9/30/2049	274,000	194,198
		3,092,612
Trinidad and Tobago — 0.3%
Republic of Trinidad and Tobago 4.50%, 8/4/2026 (a)	200,000	197,163
Tunisia — 0.2%
Tunisian Republic 5.75%, 1/30/2025 (a)	200,000	119,350
Turkey — 8.0%
Hazine Mustesarligi Varlik Kiralama A/S
5.00%, 4/6/2023 (a)	400,000	395,700
4.49%, 11/25/2024 (b)	1,000	944
5.13%, 6/22/2026 (a)	200,000	184,600
Republic of Turkey
7.25%, 12/23/2023	200,000	200,250
5.75%, 3/22/2024	275,000	261,250
7.38%, 2/5/2025	257,000	243,507
4.25%, 3/13/2025	310,000	270,475
4.75%, 1/26/2026	624,000	533,520
4.25%, 4/14/2026	568,000	471,440
4.88%, 10/9/2026	200,000	166,000
6.00%, 3/25/2027	470,000	394,800
7.63%, 4/26/2029	200,000	172,000
SEE NOTES TO FINANCIAL STATEMENTS.

354	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Turkey—continued
11.88%, 1/15/2030	245,000	263,375
5.95%, 1/15/2031	600,000	447,000
5.88%, 6/26/2031	285,000	208,763
6.50%, 9/20/2033	200,000	147,000
8.00%, 2/14/2034 (c)	128,000	110,080
6.88%, 3/17/2036	104,000	77,480
6.75%, 5/30/2040	646,000	461,890
6.63%, 2/17/2045	455,000	302,575
5.75%, 5/11/2047	433,000	259,800
		5,572,449
United Arab Emirates — 2.0%
United Arab Emirates Government Bond
2.50%, 4/16/2025 (a)	200,000	193,912
3.13%, 10/11/2027 (a)	300,000	295,275
1.88%, 9/15/2031 (a)	232,000	200,868
2.00%, 10/19/2031 (a)	200,000	172,413
3.13%, 9/30/2049 (a) (b)	465,000	365,548
3.88%, 4/16/2050 (a)	200,000	180,288
		1,408,304
Uruguay — 1.6%
Oriental Republic of Uruguay
4.50%, 8/14/2024	73,334	74,172
4.38%, 10/27/2027	240,000	245,820
4.38%, 1/23/2031	84,000	85,643
7.63%, 3/21/2036	169,000	216,721
5.10%, 6/18/2050	101,000	102,534
4.98%, 4/20/2055	381,000	381,667
		1,106,557
Vietnam — 0.3%
Socialist Republic of Vietnam 4.80%, 11/19/2024 (b)	200,000	199,788
Total Foreign Government Securities (Cost $70,303,572)		60,917,329
Corporate Bonds — 11.0%
Azerbaijan — 0.9%
Southern Gas Corridor CJSC
6.88%, 3/24/2026 (a)	200,000	209,975
6.88%, 3/24/2026 (b) (c)	393,000	412,601
		622,576
Bahrain — 0.3%
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)	203,000	206,553
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chile — 0.6%
Corp. Nacional del Cobre de Chile
4.38%, 2/5/2049 (a)	200,000	164,850
3.70%, 1/30/2050 (a)	320,000	232,260
		397,110
China — 1.8%
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200,000	191,022
Minmetals Bounteous Finance BVI Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.21%), 3.38%, 9/3/2024 (a) (d) (e) (f)	200,000	194,000
Sinopec Group Overseas Development 2017 Ltd. 3.63%, 4/12/2027 (b)	200,000	196,364
Sinopec Group Overseas Development 2018 Ltd. 2.15%, 5/13/2025 (a)	396,000	375,832
State Grid Overseas Investment BVI Ltd.
3.50%, 5/4/2027 (b)	2,000	1,959
1.63%, 8/5/2030 (a)	400,000	332,900
		1,292,077
Indonesia — 0.6%
Pertamina Persero PT 1.40%, 2/9/2026 (a)	238,000	213,631
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 6.15%, 5/21/2048 (a)	201,000	190,674
		404,305
Kazakhstan — 0.6%
KazMunayGas National Co. JSC
5.38%, 4/24/2030 (a)	200,000	185,975
6.38%, 10/24/2048 (a)	257,000	213,438
		399,413
Malaysia — 1.3%
Petronas Capital Ltd.
3.50%, 3/18/2025 (a)	200,000	197,413
2.48%, 1/28/2032 (a)	200,000	174,482
4.55%, 4/21/2050 (a)	320,000	314,072
3.40%, 4/28/2061 (a)	306,000	234,757
		920,724
Mexico — 1.7%
Mexico City Airport Trust 5.50%, 7/31/2047 (a)	209,000	157,273
Petroleos Mexicanos
4.50%, 1/23/2026 (c)	214,000	191,851
6.70%, 2/16/2032	536,000	415,266
6.63%, 6/15/2035	370,000	264,568
6.50%, 6/2/2041	24,000	15,270
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	355

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Mexico — continued
6.75%, 9/21/2047	16,000	10,046
6.35%, 2/12/2048	24,000	14,474
7.69%, 1/23/2050	48,000	32,760
6.95%, 1/28/2060	167,000	103,958
		1,205,466
Panama — 0.2%
Aeropuerto Internacional de Tocumen SA 5.13%, 8/11/2061 (a)	200,000	160,475
Peru — 0.2%
Petroleos del Peru SA 5.63%, 6/19/2047 (b)	200,000	136,190
Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/2024 (a)	156,000	166,140
Qatar — 0.6%
Qatar Energy
3.13%, 7/12/2041 (a)	300,000	242,681
3.30%, 7/12/2051 (a)	200,000	158,663
		401,344
South Africa — 0.7%
Eskom Holdings SOC Ltd.
6.75%, 8/6/2023 (b)	2,000	1,939
7.13%, 2/11/2025 (b)	327,000	306,726
6.35%, 8/10/2028 (b)	240,000	227,325
		535,990
United Arab Emirates — 1.3%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)	222,000	216,214
DP World Ltd. 6.85%, 7/2/2037 (a)	270,000	297,472
MDGH GMTN RSC Ltd.
2.88%, 11/7/2029 (a)	200,000	188,038
2.88%, 5/21/2030 (a)	201,000	187,156
		888,880
Total Corporate Bonds (Cost $9,112,860)		7,737,243
	SHARES
Short-Term Investments — 3.4%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (g) (h)(Cost $437,315)	437,315	437,315
INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — 2.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (g) (h)	800,480	800,400
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (g) (h)	1,123,022	1,123,022
Total Investment of Cash Collateral from Securities Loaned (Cost $1,923,022)		1,923,422
Total Short-Term Investments (Cost $2,360,337)		2,360,737
Total Investments — 101.6% (Cost $81,776,769)		71,015,309
Liabilities in Excess of Other Assets — (1.6)%		(1,148,758)
NET ASSETS — 100.0%		69,866,551

Percentages indicated are based on net assets.

Abbreviations
CJSC	Closed Joint Stock Company
GMTN	Global Medium Term Note
JSC	Joint Stock Company
PT	Limited liability company
SPC	Special purpose company

^	Amount rounds to less than 0.1% of net assets.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at August 31, 2022. The total value of securities on loan at August 31, 2022 is $1,839,202.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of August 31, 2022.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

356	J.P. Morgan Exchange-Traded Funds	August 31, 2022

(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	357

STATEMENTS OF ASSETS AND LIABILITIES
AS OF August 31, 2022  (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
ASSETS:
Investments in non-affiliates, at value	$37,835,678	$358,384,731	$38,459,866
Investments in affiliates, at value	1,095,512	64,292,445	618,875
Cash	5,157	58,148	666
Foreign currency, at value	6	27	—
Deposits at broker for futures contracts	—	897,000	56,000
Deposits at broker for centrally cleared swaps	—	373,000	—
Segregated cash balance with Authorized Participant for deposit securities	3,133,217	—	—
Receivables:
Investment securities sold	877,149	—	747,521
Interest from non-affiliates	137,504	2,069,982	431,322
Dividends from non-affiliates	—	53	—
Dividends from affiliates	60	3,523	34
Variation margin on futures contracts	—	—	2,564
Total Assets	43,084,283	426,078,909	40,316,848
LIABILITIES:
Payables:
Due to Authorized Participant	353,845	—	—
Investment securities purchased	487,872	358,253	1,232,931
Investment securities purchased — delayed delivery securities	915,116	15,162,402	—
Variation margin on futures contracts	—	147,483	—
Collateral upon return of deposit securities	3,133,217	—	—
Variation margin on centrally cleared swaps	—	2,443	—
Accrued liabilities:
Management fees (See Note 3.A)	1,538	131,228	4,501
Total Liabilities	4,891,588	15,801,809	1,237,432
Net Assets	$38,192,695	$410,277,100	$39,079,416
NET ASSETS:
Paid-in-Capital	$40,430,862	$446,203,878	$46,434,542
Total distributable earnings (loss)	(2,238,167)	(35,926,778)	(7,355,126)
Total Net Assets	$38,192,695	$410,277,100	$39,079,416
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	799,946	8,600,000	850,000
Net asset value, per share	$47.74	$47.71	$45.98
Cost of investments in non-affiliates	$39,830,115	$390,498,022	$43,879,546
Cost of investments in affiliates	1,095,512	64,292,445	618,875
Cost of foreign currency	6	27	—
Net upfront receipts on centrally cleared swaps	—	(237,187)	—
SEE NOTES TO FINANCIAL STATEMENTS.

358	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan High Yield Research Enhanced ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF
ASSETS:
Investments in non-affiliates, at value	$394,887,550	$166,610,006	$274,385,310
Investments in affiliates, at value	1,852,115	101,234	10,471,032
Cash	256,574	—	—
Foreign currency, at value	—	—	4,458,281
Deposits at broker for futures contracts	—	520,000	1,058,500
Deposits at broker for centrally cleared swaps	—	162,000	756,000
Receivables:
Due from custodian	300,981	—	178,738
Investment securities sold	1,250,160	1,490,301	2,798,395
Investment securities sold — delayed delivery securities	—	8,469,829	170,675
Interest from non-affiliates	6,413,597	1,561,169	3,264,739
Dividends from affiliates	102	6	574
Tax reclaims	—	1,469	1,617
Variation margin on futures contracts	—	18,269	791,298
Variation margin on centrally cleared swaps	—	28,968	99,684
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,999,737
Total Assets	404,961,079	178,963,251	303,434,580
LIABILITIES:
Payables:
Due to custodian	—	1,018,154	—
TBA short commitments, at value	—	10,605,284	—
Investment securities purchased	300,981	366,476	5,636,010
Investment securities purchased — delayed delivery securities	—	10,569,483	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	926,305
Accrued liabilities:
Management fees (See Note 3.A)	84,540	53,346	124,323
Total Liabilities	385,521	22,612,743	6,686,638
Net Assets	$404,575,558	$156,350,508	$296,747,942
NET ASSETS:
Paid-in-Capital	$558,031,630	$169,237,050	$335,392,075
Total distributable earnings (loss)	(153,456,072)	(12,886,542)	(38,644,133)
Total Net Assets	$404,575,558	$156,350,508	$296,747,942
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	9,100,000	3,420,000	6,500,000
Net asset value, per share	$44.46	$45.72	$45.65
Cost of investments in non-affiliates	$451,324,502	$180,333,726	$326,779,646
Cost of investments in affiliates	1,852,115	101,234	10,471,032
Cost of foreign currency	—	—	4,702,043
Proceeds from short TBAs	—	10,694,218	—
Net upfront receipts on centrally cleared swaps	—	(16,098)	(2,548)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	359

STATEMENTS OF ASSETS AND LIABILITIES
AS OF August 31, 2022  (Unaudited) (continued)

	JPMorgan Municipal ETF	JPMorgan Short Duration Core Plus ETF	JPMorgan U.S. Aggregate Bond ETF
ASSETS:
Investments in non-affiliates, at value	$204,174,440	$206,897,014	$1,117,833,066
Investments in affiliates, at value	34,479,837	13,782,301	59,478,775
Investments of cash collateral received from securities loaned, at value (See Note 2.E)	—	135,300	1,472,263
Cash	—	—	104,253
Foreign currency, at value	—	1	112
Deposits at broker for futures contracts	45,000	—	—
Segregated cash balance with Authorized Participant for deposit securities	—	—	228,629
Receivables:
Due from custodian	1,159,283	156,848	—
Investment securities sold	—	—	6,749,746
Investment securities sold — delayed delivery securities	30,231	1,069,875	1,497,281
Fund shares sold	2,500,575	—	7,134,865
Interest from non-affiliates	1,920,555	1,334,917	5,273,187
Dividends from affiliates	40,137	869	3,259
Tax reclaims	—	—	82
Securities lending income (See Note 2.E)	—	131	608
Variation margin on futures contracts	3,934	64,625	—
Variation margin on centrally cleared swaps	—	14,800	—
Total Assets	244,353,992	223,456,681	1,199,776,126
LIABILITIES:
Payables:
Investment securities purchased	1,163,770	160,326	10,099,993
Investment securities purchased — delayed delivery securities	5,721,081	9,357,996	60,684,140
Collateral received on securities loaned (See Note 2.E)	—	135,300	1,472,263
Collateral upon return of deposit securities	—	—	228,629
Accrued liabilities:
Management fees (See Note 3.A)	32,046	58,517	60,558
Total Liabilities	6,916,897	9,712,139	72,545,583
Net Assets	$237,437,095	$213,744,542	$1,127,230,543
NET ASSETS:
Paid-in-Capital	$245,101,596	$228,269,947	$1,270,810,257
Total distributable earnings (loss)	(7,664,501)	(14,525,405)	(143,579,714)
Total Net Assets	$237,437,095	$213,744,542	$1,127,230,543
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	4,750,000	4,610,000	23,698,203
Net asset value, per share	$49.99	$46.37	$47.57
Cost of investments in non-affiliates	$209,082,599	$218,667,328	$1,238,924,527
Cost of investments in affiliates	34,481,860	13,778,329	59,478,775
Cost of foreign currency	—	1	112
Investment securities on loan, at value (See Note 2.E)	—	129,062	1,434,712
Cost of investment of cash collateral (See Note 2.E)	—	135,300	1,471,869
Net upfront receipts on centrally cleared swaps	—	(61,020)	—
SEE NOTES TO FINANCIAL STATEMENTS.

360	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$18,775,782,202	$2,772,230,286	$68,654,572
Investments in affiliates, at value	2,061,647,797	410,768,637	437,315
Investments of cash collateral received from securities loaned, at value (See Note 2.E)	23,398,131	—	1,923,422
Repurchase agreements, at value	100,000,000	—	—
Cash	4,853,098	—	9,629
Foreign currency, at value	—	—	26
Deposits at broker for futures contracts	7,308,000	—	—
Receivables:
Investment securities sold	—	—	571,933
Fund shares sold	728,089,105	156,667	—
Interest from non-affiliates	75,054,060	21,433,934	1,044,280
Dividends from affiliates	112,976	489,976	24
Securities lending income (See Note 2.E)	6,064	—	2,172
Variation margin on futures contracts	250,191	—	—
Total Assets	21,776,501,624	3,205,079,500	72,643,373
LIABILITIES:
Payables:
Due to custodian	—	91,132	—
Investment securities purchased	141,875,303	100,434	830,192
Investment securities purchased — delayed delivery securities	—	10,844,691	—
Collateral received on securities loaned (See Note 2.E)	23,398,131	—	1,923,422
Fund shares redeemed	—	75,861,926	—
Accrued liabilities:
Management fees (See Note 3.A)	2,865,404	436,453	23,208
Total Liabilities	168,138,838	87,334,636	2,776,822
Net Assets	$21,608,362,786	$3,117,744,864	$69,866,551
NET ASSETS:
Paid-in-Capital	$21,736,029,556	$3,142,399,630	$88,748,175
Total distributable earnings (loss)	(127,666,770)	(24,654,766)	(18,881,624)
Total Net Assets	$21,608,362,786	$3,117,744,864	$69,866,551
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	430,550,000	61,650,000	1,800,000
Net asset value, per share	$50.19	$50.57	$38.81
Cost of investments in non-affiliates	$18,966,448,662	$2,791,559,795	$79,416,432
Cost of investments in affiliates	2,061,647,797	410,771,778	437,315
Cost of repurchase agreements	100,000,000	—	—
Cost of foreign currency	—	—	26
Investment securities on loan, at value (See Note 2.E)	22,844,603	—	1,839,202
Cost of investment of cash collateral (See Note 2.E)	23,392,476	—	1,923,022
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	361

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED August 31, 2022  (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$258,489	$4,960,825	$695,420
Interest income from affiliates	159	—	—
Dividend income from non-affiliates	—	2,303	—
Dividend income from affiliates	3,880	245,492	1,223
Total investment income	262,528	5,208,620	696,643
EXPENSES:
Management fees (See Note 3.A)	8,597	645,072	31,307
Interest expense to non-affiliates	—	273	—
Other	19,253	30,225	—
Total expenses	27,850	675,570	31,307
Net investment income (loss)	234,678	4,533,050	665,336
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(263,601)	(2,482,207)	(899,460)
In-kind redemptions of investments in non-affiliates (See Note 4)	—	—	(1,095,592)
Futures contracts	—	(665,205)	(11,988)
Foreign currency transactions	—	20,434	—
Swaps	—	(2,644)	—
Net realized gain (loss)	(263,601)	(3,129,622)	(2,007,040)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,337,094)	(24,868,204)	(3,527,573)
Futures contracts	—	(280,848)	234
Forward foreign currency exchange contracts	—	(20,436)	—
Swaps	—	338,308	—
Change in net unrealized appreciation/depreciation	(1,337,094)	(24,831,180)	(3,527,339)
Net realized/unrealized gains (losses)	(1,600,695)	(27,960,802)	(5,534,379)
Change in net assets resulting from operations	$(1,366,017)	$(23,427,752)	$(4,869,043)
SEE NOTES TO FINANCIAL STATEMENTS.

362	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan High Yield Research Enhanced ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$17,174,828	$3,331,401	$5,293,514
Interest income from affiliates	—	10	49
Dividend income from non-affiliates	—	55,739	33,835
Dividend income from affiliates	42,167	18,381	55,870
Foreign taxes withheld (net)	—	—	(170)
Total investment income	17,216,995	3,405,531	5,383,098
EXPENSES:
Management fees (See Note 3.A)	852,322	288,577	762,476
Interest expense to non-affiliates	—	23	1,362
Interest expense to affiliates	—	—	1,031
Other	—	—	9,497
Total expenses	852,322	288,600	774,366
Net investment income (loss)	16,364,673	3,116,931	4,608,732
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(24,832,059)	(843,690)	(12,199,597)
Investments in affiliates	—	(4,026)	—
In-kind redemptions of investments in non-affiliates (See Note 4)	(61,228,459)	—	—
Futures contracts	—	248,003	2,723,378
Foreign currency transactions	—	19,534	(1,569,743)
Forward foreign currency exchange contracts	—	—	14,031,425
Swaps	—	485,755	3,636,168
Net realized gain (loss)	(86,060,518)	(94,424)	6,621,631
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	615,663	(9,671,510)	(31,777,491)(a)
Investments in affiliates	—	566	—
Futures contracts	—	98,150	59,925
Foreign currency translations	—	—	325,075
Forward foreign currency exchange contracts	—	(19,542)	5,394,978
Swaps	—	(215,052)	(1,384,598)
Change in net unrealized appreciation/depreciation	615,663	(9,807,388)	(27,382,111)
Net realized/unrealized gains (losses)	(85,444,855)	(9,901,812)	(20,760,480)
Change in net assets resulting from operations	$(69,080,182)	$(6,784,881)	$(16,151,748)

(a)
Net of change in foreign capital gains tax of $1,663
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	363

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED August 31, 2022  (Unaudited) (continued)

	JPMorgan Municipal ETF	JPMorgan Short Duration Core Plus ETF	JPMorgan U.S. Aggregate Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$1,706,390	$2,384,139	$11,255,555
Interest income from affiliates	—	4	2
Dividend income from affiliates	86,626	96,097	233,785
Income from securities lending (net) (See Note 2.E)	—	1,110	5,597
Total investment income	1,793,016	2,481,350	11,494,939
EXPENSES:
Management fees (See Note 3.A)	127,600	320,918	369,433
Interest expense to non-affiliates	4	283	—
Other	—	351	28,618
Total expenses	127,604	321,552	398,051
Net investment income (loss)	1,665,412	2,159,798	11,096,888
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,118,077)	(3,597,739)	(15,264,342)
Investments in affiliates	2,411	(4,305)	—
In-kind redemptions of investments in non-affiliates (See Note 4)	—	—	(5,260,672)
Futures contracts	134,699	885,002	—
Foreign currency transactions	—	—	(5)
Swaps	—	119,384	—
Net realized gain (loss)	(2,980,967)	(2,597,658)	(20,525,019)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,286,041)	(6,793,906)	(82,843,477)
Investments in affiliates	(2,023)	5,370	1,293
Futures contracts	28,040	162,037	—
Swaps	—	101,332	—
Change in net unrealized appreciation/depreciation	(4,260,024)	(6,525,167)	(82,842,184)
Net realized/unrealized gains (losses)	(7,240,991)	(9,122,825)	(103,367,203)
Change in net assets resulting from operations	$(5,575,579)	$(6,963,027)	$(92,270,315)
SEE NOTES TO FINANCIAL STATEMENTS.

364	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$123,509,786	$15,770,205	$1,767,911
Interest income from affiliates	1,303	78	—
Dividend income from affiliates	12,367,189	1,144,079	2,243
Income from securities lending (net) (See Note 2.E)	22,523	—	5,208
Total investment income	135,900,801	16,914,362	1,775,362
EXPENSES:
Management fees (See Note 3.A)	16,369,856	2,844,873	130,674
Interest expense to non-affiliates	1,519	—	—
Interest expense to affiliates	—	8	—
Other	59,581	—	226
Total expenses	16,430,956	2,844,881	130,900
Net investment income (loss)	119,469,845	14,069,481	1,644,462
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,833,503)	(8,947,689)	(4,304,099)
Investments in affiliates	—	(1,146)	—
Futures contracts	34,568,546	—	—
Foreign currency transactions	—	—	(1)
Net realized gain (loss)	15,735,043	(8,948,835)	(4,304,100)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(105,696,269)	(8,216,096)	(2,902,267)
Investments in affiliates	11,200	(4,277)	400
Futures contracts	6,212,215	—	—
Change in net unrealized appreciation/depreciation	(99,472,854)	(8,220,373)	(2,901,867)
Net realized/unrealized gains (losses)	(83,737,811)	(17,169,208)	(7,205,967)
Change in net assets resulting from operations	$35,732,034	$(3,099,727)	$(5,561,505)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	365

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF		JPMorgan Core Plus Bond ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$234,678	$536,337	$4,533,050	$3,795,906
Net realized gain (loss)	(263,601)	209,822	(3,129,622)	(1,600,902)
Change in net unrealized appreciation/depreciation	(1,337,094)	(1,505,381)	(24,831,180)	(7,745,875)
Change in net assets resulting from operations	(1,366,017)	(759,222)	(23,427,752)	(5,550,871)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(221,807)	(784,471)	(4,006,943)	(4,121,522)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,887,624	(23,217,818)	160,857,863	139,878,215
NET ASSETS:
Change in net assets	3,299,800	(24,761,511)	133,423,168	130,205,822
Beginning of period	34,892,895	59,654,406	276,853,932	146,648,110
End of period	$38,192,695	$34,892,895	$410,277,100	$276,853,932
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$8,480,710	$19,211,437	$160,857,863	$139,878,215
Cost of shares redeemed	(3,593,086)	(42,429,255)	—	—
Total change in net assets resulting from capital transactions	$4,887,624	$(23,217,818)	$160,857,863	$139,878,215
SHARE TRANSACTIONS:
Issued	175,000	375,000(a)	3,300,000	2,600,000
Redeemed	(75,000)	(825,054)(a)	—	—
Net increase (decrease) in shares from share transactions	100,000	(450,054)	3,300,000	2,600,000

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

366	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Corporate Bond Research Enhanced ETF		JPMorgan High Yield Research Enhanced ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$665,336	$1,375,203	$16,364,673	$60,400,432
Net realized gain (loss)	(2,007,040)	196,620	(86,060,518)	5,498,489
Change in net unrealized appreciation/depreciation	(3,527,339)	(3,536,948)	615,663	(58,608,372)
Change in net assets resulting from operations	(4,869,043)	(1,965,125)	(69,080,182)	7,290,549
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(689,086)	(1,888,820)	(21,225,596)	(67,588,263)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,841,148)	—	(958,677,428)	(45,777,577)
NET ASSETS:
Change in net assets	(12,399,277)	(3,853,945)	(1,048,983,206)	(106,075,291)
Beginning of period	51,478,693	55,332,638	1,453,558,764	1,559,634,055
End of period	$39,079,416	$51,478,693	$404,575,558	$1,453,558,764
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,364,713	$—	$23,388,060	$195,784,063
Cost of shares redeemed	(9,205,861)	—	(982,065,488)	(241,561,640)
Total change in net assets resulting from capital transactions	$(6,841,148)	$—	$(958,677,428)	$(45,777,577)
SHARE TRANSACTIONS:
Issued	50,000	—	500,000	3,800,000
Redeemed	(200,000)	—	(20,700,000)	(4,700,000)
Net increase (decrease) in shares from share transactions	(150,000)	—	(20,200,000)	(900,000)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	367

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Income ETF		JPMorgan International Bond Opportunities ETF
	Six Months Ended August 31, 2022 (Unaudited)	Period Ended February 28, 2022 (a)	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,116,931	$1,328,187	$4,608,732	$6,732,085
Net realized gain (loss)	(94,424)	147,031	6,621,631	10,350,399
Change in net unrealized appreciation/depreciation	(9,807,388)	(3,827,621)	(27,382,111)	(23,460,795)
Change in net assets resulting from operations	(6,784,881)	(2,352,403)	(16,151,748)	(6,378,311)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,764,689)	(984,569)	(5,758,590)	(7,636,751)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	28,039,077	141,197,973	(4,460,285)	87,036,344
NET ASSETS:
Change in net assets	18,489,507	137,861,001	(26,370,623)	73,021,282
Beginning of period	137,861,001	—	323,118,565	250,097,283
End of period	$156,350,508	$137,861,001	$296,747,942	$323,118,565
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$28,039,077	$141,197,973	$19,000,557	$87,036,344
Cost of shares redeemed	—	—	(23,460,842)	—
Total change in net assets resulting from capital transactions	$28,039,077	$141,197,973	$(4,460,285)	$87,036,344
SHARE TRANSACTIONS:
Issued	600,000	2,820,000	400,000	1,700,000
Redeemed	—	—	(500,000)	—
Net increase (decrease) in shares from share transactions	600,000	2,820,000	(100,000)	1,700,000

(a)
Commencement of operations was October 28, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

368	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Municipal ETF		JPMorgan Short Duration Core Plus ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022	Six Months Ended August 31, 2022 (Unaudited)	Period Ended February 28, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,665,412	$1,397,193	$2,159,798	$1,516,076
Net realized gain (loss)	(2,980,967)	(100,086)	(2,597,658)	(415,043)
Distributions of capital gains received from investment company affiliates	—	34	—	—
Change in net unrealized appreciation/depreciation	(4,260,024)	(2,535,308)	(6,525,167)	(5,106,963)
Change in net assets resulting from operations	(5,575,579)	(1,238,167)	(6,963,027)	(4,005,930)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,289,555)	(1,753,715)	(2,067,385)	(1,489,063)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	143,659,681	27,514,125	30,313,275	197,956,672
NET ASSETS:
Change in net assets	136,794,547	24,522,243	21,282,863	192,461,679
Beginning of period	100,642,548	76,120,305	192,461,679	—
End of period	$237,437,095	$100,642,548	$213,744,542	$192,461,679
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$143,659,681	$41,051,194	$30,313,275	$197,956,672
Cost of shares redeemed	—	(13,537,069)	—	—
Total change in net assets resulting from capital transactions	$143,659,681	$27,514,125	$30,313,275	$197,956,672
SHARE TRANSACTIONS:
Issued	2,850,000	750,000	650,000	3,960,000
Redeemed	—	(250,000)	—	—
Net increase (decrease) in shares from share transactions	2,850,000	500,000	650,000	3,960,000

(a)
Commencement of operations was March 1, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	369

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Aggregate Bond ETF		JPMorgan Ultra-Short Income ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,096,888	$13,989,635	$119,469,845	$98,746,807
Net realized gain (loss)	(20,525,019)	(2,350,814)	15,735,043	30,234,646
Change in net unrealized appreciation/depreciation	(82,842,184)	(41,110,948)	(99,472,854)	(158,866,623)
Change in net assets resulting from operations	(92,270,315)	(29,472,127)	35,732,034	(29,885,170)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(10,530,673)	(15,219,336)	(92,354,600)	(124,672,702)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	205,764,455	242,169,209	2,978,810,872	2,696,694,639
NET ASSETS:
Change in net assets	102,963,467	197,477,746	2,922,188,306	2,542,136,767
Beginning of period	1,024,267,076	826,789,330	18,686,174,480	16,144,037,713
End of period	$1,127,230,543	$1,024,267,076	$21,608,362,786	$18,686,174,480
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$336,587,130	$696,907,792	$4,044,224,053	$3,431,664,325
Cost of shares redeemed	(130,822,675)	(454,738,583)	(1,065,413,181)	(734,969,686)
Total change in net assets resulting from capital transactions	$205,764,455	$242,169,209	$2,978,810,872	$2,696,694,639
SHARE TRANSACTIONS:
Issued	6,700,000	12,925,000(a)	80,650,000	67,750,000
Redeemed	(2,650,000)	(8,476,797)(a)	(21,250,000)	(14,550,000)
Net increase (decrease) in shares from share transactions	4,050,000	4,448,203	59,400,000	53,200,000

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

370	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Ultra-Short Municipal Income ETF		JPMorgan USD Emerging Markets Sovereign Bond ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,069,481	$5,322,377	$1,644,462	$3,222,748
Net realized gain (loss)	(8,948,835)	(261,767)	(4,304,100)	754,185
Distributions of capital gains received from investment company affiliates	—	2,079	—	—
Change in net unrealized appreciation/depreciation	(8,220,373)	(13,691,226)	(2,901,867)	(10,014,066)
Change in net assets resulting from operations	(3,099,727)	(8,628,537)	(5,561,505)	(6,037,133)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(11,015,860)	(5,051,152)	(1,612,739)	(3,273,450)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,240,585	1,719,988,397	7,564,800	(4,964,085)
NET ASSETS:
Change in net assets	1,124,998	1,706,308,708	390,556	(14,274,668)
Beginning of period	3,116,619,866	1,410,311,158	69,475,995	83,750,663
End of period	$3,117,744,864	$3,116,619,866	$69,866,551	$69,475,995
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$784,498,960	$1,819,089,400	$7,564,800	$39,044,798
Cost of shares redeemed	(769,258,375)	(99,101,003)	—	(44,008,883)
Total change in net assets resulting from capital transactions	$15,240,585	$1,719,988,397	$7,564,800	$(4,964,085)
SHARE TRANSACTIONS:
Issued	15,450,000	35,700,000	200,000	800,000
Redeemed	(15,200,000)	(1,950,000)	—	(900,000)
Net increase (decrease) in shares from share transactions	250,000	33,750,000	200,000	(100,000)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	371

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED August 31, 2022  (Unaudited)

	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(23,427,752)	$(6,784,881)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(225,297,136)	(125,610,151)
Proceeds from disposition of investment securities	89,155,593	75,877,034
Purchases of short-term investments — affiliates, net	(28,591,155)	18,425,038
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	24,868,204	9,671,510
Change in unrealized (appreciation)/depreciation on investments in affiliates	—	(566)
Net realized (gain)/loss on investments in non-affiliates	2,482,207	843,690
Net realized (gain)/loss on investments in affiliates	—	4,026
Net amortization (accretion) of income	(69,147)	989,075
Increase in interest receivable from non-affiliates	(737,431)	(486,583)
Decrease/(Increase) in dividends receivable from affiliates	(3,498)	28
Decrease in dividends receivable from non-affiliates	11	—
Increase in tax reclaims receivable	—	(854)
Decrease/(Increase) in variation margin receivable	99,206	(47,237)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	46,775	46,873
Decrease in prepaid expenses and other assets	30,225	—
Decrease in due from custodian	—	105,150
Decrease in outstanding swap contracts, at value, net	—	249,883
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(26,339)	(27,331)
Increase/(Decrease) in variation margin payable	142,320	(225,519)
Increase in management fees payable	51,986	14,512
Net cash provided (used) by operating activities	(161,275,931)	(26,956,303)
Cash flows provided (used) by financing activities:
Due to custodian	—	1,018,154
Proceeds from shares issued	166,101,866	28,039,077
Cash distributions paid to shareholders (net of reinvestments $0 and $0, respectively)	(4,006,943)	(2,764,689)
Net cash provided (used) by financing activities	162,094,923	26,292,542
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	818,992	(663,761)
Restricted and unrestricted cash and foreign currency at beginning of period	509,183	1,345,761
Restricted and unrestricted cash and foreign currency at end of period	$1,328,175	$682,000

Supplemental disclosure of cash flow information:
For the period ended August 31, 2022 the Funds paid approximately $0 and $0 in interest expense, respectively.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

372	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	JPMorgan Core Plus Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan Income ETF
	February 28, 2022	August 31, 2022	February 28, 2022	August 31, 2022
Cash	$14,183	$58,148	$593,761	$—
Foreign currency, at value	—	27	—	—
Deposits at broker:
Futures contracts	361,000	897,000	399,000	520,000
Centrally cleared swaps	134,000	373,000	353,000	162,000
	$509,183	$1,328,175	$1,345,761	$682,000
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	373

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Six Months Ended August 31, 2022 (Unaudited)	$49.85	$0.34	$(2.14)	$(1.80)	$(0.31)	$—	$(0.31)
Year Ended February 28, 2022 (g)	51.87	0.53	(1.72)	(1.19)	(0.57)	(0.26)	(0.83)
Year Ended February 28, 2021 (g)	51.72	0.85	0.34	1.19	(0.83)	(0.21)	(1.04)
March 12, 2019 (h) through February 29, 2020 (g)	50.00	1.17	1.76	2.93	(1.21)	—	(1.21)
JPMorgan Core Plus Bond ETF
Six Months Ended August 31, 2022 (Unaudited)	52.24	0.68	(4.60)	(3.92)	(0.61)	—	(0.61)
Year Ended February 28, 2022	54.31	1.09	(1.96)	(0.87)	(1.09)	(0.11)	(1.20)
Year Ended February 28, 2021	54.17	0.97	0.70(j)	1.67	(0.88)	(0.65)	(1.53)
Year Ended February 29, 2020	50.36	1.45	4.13	5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (h) through February 28, 2019	50.00	0.13	0.36	0.49	(0.13)	—	(0.13)
JPMorgan Corporate Bond Research Enhanced ETF
Six Months Ended August 31, 2022 (Unaudited)	51.48	0.71	(5.47)	(4.76)	(0.74)	—	(0.74)
Year Ended February 28, 2022	55.33	1.38	(3.34)	(1.96)	(1.40)	(0.49)	(1.89)
Year Ended February 28, 2021	56.27	1.58	(0.31)	1.27	(1.46)	(0.75)	(2.21)
Year Ended February 29, 2020	51.19	1.95	5.96	7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (h) through February 28, 2019	50.00	0.44	1.19	1.63	(0.44)	—	(0.44)
JPMorgan High Yield Research Enhanced ETF
Six Months Ended August 31, 2022 (Unaudited)	49.61	1.07	(4.86)	(3.79)	(1.36)	—	(1.36)
Year Ended February 28, 2022	51.64	1.97	(1.79)	0.18	(2.21)	—	(2.21)
Year Ended February 28, 2021	50.31	2.12	1.31(j)	3.43	(2.07)	(0.03)	(2.10)
Year Ended February 29, 2020	49.86	2.50	0.53	3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)	2.24	(2.47)	—	(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)	1.52	(2.39)	—	(2.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(h)	Commencement of operations.
(i)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(j)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(k)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(l)	Amount rounds to less than 0.5%.
SEE NOTES TO FINANCIAL STATEMENTS.

374	J.P. Morgan Exchange-Traded Funds	August 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$47.74	$47.72	(3.63)%	(3.71)%	$38,192,695	0.05%(f)	1.41%(f)	0.05%(f)	27%
49.85	49.87	(2.31)	(2.44)	34,892,895	0.05	1.02	0.05	45
51.87	51.96	2.32	2.55	59,654,406	0.05	1.62	0.05	40
51.72	51.68	5.93	5.85(i)	37,495,084	0.05	2.38	0.05	56

47.71	47.82	(7.54)	(7.56)	410,277,100	0.39(f)	2.74(f)	0.39(f)	30
52.24	52.37	(1.66)	(1.73)	276,853,932	0.40	2.02	0.40	81
54.31	54.48	3.08	2.87	146,648,110	0.36	1.76	0.36	272
54.17	54.44	11.24	11.52	54,168,824	0.38	2.76	0.69(k)	91
50.36	50.48	0.97	1.21(i)	25,178,102	0.38(f)	2.96	5.38(f)(k)	—(l)

45.98	45.88	(9.29)	(9.63)	39,079,416	0.14	2.97	0.14	18
51.48	51.56	(3.70)	(3.83)	51,478,693	0.14	2.51	0.14	36
55.33	55.48	2.24	2.09	55,332,638	0.14	2.81	0.14	41
56.27	56.50	15.74	15.95	35,170,394	0.14	3.58	0.65(k)	67
51.19	51.30	3.26	3.48(i)	25,595,493	0.14(f)	3.98	2.13(f)(k)	12

44.46	44.30	(7.73)	(8.15)	404,575,558	0.24	4.56	0.24	23
49.61	49.65	0.26	0.40	1,453,558,764	0.24	3.83	0.24	46
51.64	51.61	7.16	6.43	1,559,634,055	0.23	4.18	0.23	50
50.31	50.62	6.15	6.88	171,037,324	0.32	4.90	0.44(k)	128
49.86	49.82	4.66	4.00	154,570,385	0.40	5.01	0.57(k)	23
50.09	50.36	3.00	3.12	105,191,308	0.40	4.78	0.98(k)	23
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	375

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income ETF
Six Months Ended August 31, 2022 (Unaudited)	$48.89	$1.02	$(3.29)	$(2.27)	$(0.90)	$—	$(0.90)
October 28, 2021 (f) through February 28, 2022	50.00	0.58	(1.24)	(0.66)	(0.45)	—	(0.45)
JPMorgan International Bond Opportunities ETF
Six Months Ended August 31, 2022 (Unaudited)	48.96	0.71	(3.14)	(2.43)	(0.88)	—	(0.88)
Year Ended February 28, 2022	51.04	1.16	(1.92)	(0.76)	(1.32)	—	(1.32)
Year Ended February 28, 2021	49.98	1.45	1.00(i)	2.45	(1.39)	—	(1.39)
Year Ended February 29, 2020	48.75	1.71	1.86	3.57	(2.34)	—	(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)	0.97	(2.56)	(0.20)	(2.76)
April 5, 2017 (f) through February 28, 2018	50.00	1.83	0.05(i)	1.88	(1.34)	—	(1.34)
JPMorgan Municipal ETF
Six Months Ended August 31, 2022 (Unaudited)	52.97	0.55	(3.08)	(2.53)	(0.45)	—	(0.45)
Year Ended February 28, 2022	54.37	0.85	(1.18)	(0.33)	(0.85)	(0.22)	(1.07)
Year Ended February 28, 2021	55.15	1.00	(0.71)	0.29	(0.94)	(0.13)	(1.07)
Year Ended February 29, 2020	51.92	1.24	3.91	5.15	(1.22)	(0.70)	(1.92)
October 29, 2018 (f) through February 28, 2019	50.00	0.46	1.90	2.36	(0.44)	—	(0.44)
JPMorgan Short Duration Core Plus ETF
Six Months Ended August 31, 2022 (Unaudited)	48.60	0.51	(2.25)	(1.74)	(0.49)	—	(0.49)
March 1, 2021 (f) through February 28, 2022	50.00	0.62	(1.42)	(0.80)	(0.59)	(0.01)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(j)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

376	J.P. Morgan Exchange-Traded Funds	August 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$45.72	$46.09	(4.68)%	(4.32)%	$156,350,508	0.39%	4.33%	0.39%	84%
48.89	49.09	(1.34)	(0.94)(g)	137,861,001	0.39	3.47	0.39	13

45.65	45.85	(5.01)	(4.63)	296,747,942	0.50(h)	3.01(h)	0.50(h)	43
48.96	48.98	(1.56)	(2.10)	323,118,565	0.50	2.28	0.50	52
51.04	51.34	5.02	5.95	250,097,283	0.50	2.90	0.50	136
49.98	49.83	7.39	6.89	169,928,839	0.53	3.40	0.69(j)	88
48.75	48.83	2.09	2.13	180,357,231	0.54	3.92	0.82(j)	73
50.54	50.60	3.76	3.88(g)	151,634,232	0.53(h)	3.98	1.10(h)(j)	52

49.99	50.00	(4.79)	(4.84)	237,437,095	0.16	2.14	0.16	30
52.97	53.01	(0.66)	(0.55)	100,642,548	0.18	1.56	0.18	48
54.37	54.35	0.54	0.67	76,120,305	0.23	1.84	0.23	56
55.15	55.06	10.09	9.71	52,390,882	0.23	2.31	0.67(j)	51
51.92	52.01	4.74	4.92(g)	31,153,558	0.23(h)	2.65	1.06(h)(j)	15

46.37	46.40	(3.59)	(3.55)	213,744,542	0.32(h)	2.15(h)	0.32(h)	121
48.60	48.61	(1.63)	(1.61)(g)	192,461,679	0.32	1.26	0.32	175
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	377

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Aggregate Bond ETF
Six Months Ended August 31, 2022 (Unaudited)	$52.13	$0.49	$(4.58)	$(4.09)	$(0.47)	$—	$(0.47)
Year Ended February 28, 2022 (g)	54.39	0.71	(2.19)	(1.48)	(0.72)	(0.06)	(0.78)
Year Ended February 28, 2021 (g)	54.86	0.89	(0.32)	0.57	(0.85)	(0.19)	(1.04)
Year Ended February 29, 2020 (g)	50.63	1.39	4.35	5.74	(1.44)	(0.07)	(1.51)
December 12, 2018 (i) through February 28, 2019 (g)	50.00	0.36	0.58	0.94	(0.31)	—	(0.31)
JPMorgan Ultra-Short Income ETF
Six Months Ended August 31, 2022 (Unaudited)	50.35	0.31	(0.23)	0.08	(0.24)	—	(0.24)
Year Ended February 28, 2022	50.78	0.28	(0.35)	(0.07)	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2021	50.51	0.58	0.28	0.86	(0.59)	—(k)	(0.59)
Year Ended February 29, 2020	50.20	1.28	0.32	1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04)(l)	1.33	(1.14)	—	(1.14)
May 17, 2017 (i) through February 28, 2018	50.00	0.70	(0.08)	0.62	(0.61)	—	(0.61)
JPMorgan Ultra-Short Municipal Income ETF
Six Months Ended August 31, 2022 (Unaudited)	50.76	0.21	(0.23)	(0.02)	(0.17)	—	(0.17)
Year Ended February 28, 2022	51.01	0.13	(0.25)	(0.12)	(0.13)	—	(0.13)
Year Ended February 28, 2021	50.53	0.32	0.52	0.84	(0.36)	—	(0.36)
Year Ended February 29, 2020	50.26	0.78	0.26	1.04	(0.77)	—	(0.77)
October 16, 2018 (i) through February 28, 2019	50.00	0.35	0.23	0.58	(0.32)	—	(0.32)
JPMorgan USD Emerging Markets Sovereign Bond ETF
Six Months Ended August 31, 2022 (Unaudited)	43.42	0.99	(4.62)	(3.63)	(0.98)	—	(0.98)
Year Ended February 28, 2022	49.27	2.03	(5.81)	(3.78)	(2.07)	—	(2.07)
Year Ended February 28, 2021	50.95	2.17	(1.83)	0.34	(2.02)	—	(2.02)
Year Ended February 29, 2020	47.52	2.32	3.40	5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)	1.01	(2.32)	—	(2.32)
January 29, 2018 (i) through February 28, 2018	50.00	0.19	(1.21)	(1.02)	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(h)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(i)	Commencement of operations.
(j)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(k)	Amount rounds to less than $0.005.
(l)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

378	J.P. Morgan Exchange-Traded Funds	August 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$47.57	$47.61	(7.87)%	(7.81)%	$1,127,230,543	0.07%(f)	1.98%(f)	0.07%(f)	51%
52.13	52.14	(2.76)	(2.69)	1,024,267,076	0.07	1.32	0.07	78
54.39	54.36	1.04	0.85	826,789,330	0.07	1.60	0.07	64
54.86	54.92	11.46	11.49	543,070,946	0.07	2.61	0.20(h)	57
50.63	50.68	1.90	1.98(j)	98,730,082	0.07(f)	3.26	1.14(f)(h)	53

50.19	50.21	0.16	0.16	21,608,362,786	0.17(f)	1.22(f)	0.17(f)	27
50.35	50.37	(0.14)	(0.12)	18,686,174,480	0.18	0.56	0.18	70
50.78	50.79	1.72	1.67	16,144,037,713	0.17	1.14	0.17	94
50.51	50.54	3.22	3.22	11,591,489,504	0.18	2.53	0.22(h)	46
50.20	50.23	2.68	2.66	5,703,062,275	0.17	2.74	0.28(h)	43
50.01	50.05	1.25	1.33(j)	200,051,266	0.16(f)	1.77	0.55(f)(h)	25

50.57	50.46	(0.05)	(0.24)	3,117,744,864	0.17	0.82	0.17	45
50.76	50.75	(0.23)	(0.29)	3,116,619,866	0.17	0.26	0.17	50
51.01	51.03	1.66	1.64	1,410,311,158	0.16	0.63	0.16	67
50.53	50.56	2.09	2.09	207,185,582	0.18	1.55	0.34(h)	153
50.26	50.29	1.16	1.22(j)	57,799,591	0.17(f)	1.88	0.79(f)(h)	61

38.81	38.79	(8.45)	(9.84)	69,866,551	0.39(f)	4.90(f)	0.39(f)	19
43.42	44.06	(8.06)	(6.78)	69,475,995	0.39	4.17	0.39	38
49.27	49.30	0.85	0.50	83,750,663	0.39	4.50	0.39	59
50.95	51.15	12.25	12.44	91,713,454	0.39	4.64	0.58(h)	53
47.52	47.62	2.29	2.23	61,776,747	0.39	4.96	0.87(h)	28
48.83	48.95	(2.03)	(1.79)(j)	53,713,929	0.35(f)	4.79	2.74(f)(h)	2
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	379

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited)
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 12 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan High Yield Research Enhanced ETF	Diversified
JPMorgan Income ETF	Diversified
JPMorgan International Bond Opportunities ETF	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan Short Duration Core Plus ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified
The investment objective of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (“BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index.
The investment objective of JPMorgan Core Plus Bond ETF (“Core Plus Bond ETF”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
The investment objective of JPMorgan Corporate Bond Research Enhanced ETF (“Corporate Bond Research Enhanced ETF”) is to seek to provide total return from a portfolio of investment grade corporate bonds.
The investment objective of JPMorgan High Yield Research Enhanced ETF (“High Yield Research Enhanced ETF”) is to seek to provide a high level of income with capital appreciation as a secondary objective.
The investment objective of JPMorgan Income ETF (“Income ETF”) is to seek to provide income with a secondary objective of capital appreciation.
The investment objective of JPMorgan International Bond Opportunities ETF (“International Bond Opportunities ETF”) is to seek to provide total return.
The investment objective of JPMorgan Municipal ETF (“Municipal ETF”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
The investment objective of JPMorgan Short Duration Core Plus ETF (“Short Duration Core Plus ETF”) is to seek total return, consistent with preservation of capital.
The investment objective of JPMorgan U.S. Aggregate Bond ETF (“U.S. Aggregate Bond ETF”) is to seek long-term total return.
The investment objective of JPMorgan Ultra-Short Income ETF (“Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.
The investment objective of JPMorgan Ultra-Short Municipal Income ETF (“Ultra-Short Municipal Income ETF”) is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (“USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

380	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Corporate Bond Research Enhanced ETF	NYSE Arca
High Yield Research Enhanced ETF	Cboe BZX Exchange, Inc.
Income ETF	NYSE Arca
International Bond Opportunities ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
Short Duration Core Plus ETF	NYSE Arca
U.S. Aggregate Bond ETF	NYSE Arca
Ultra-Short Income ETF	NYSE Arca*
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca

*	Effective September 15, 2022, the Ultra-Short Income ETF changed its listing exchange from Cboe BZX Exchange, Inc. to NYSE Arca.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	25,000
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
High Yield Research Enhanced ETF	100,000
Income ETF	30,000
International Bond Opportunities ETF	100,000
Municipal ETF	50,000
Short Duration Core Plus ETF	10,000
U.S. Aggregate Bond ETF	25,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	381

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF at August 31, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

382	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$302,873	$—	$302,873
Commercial Mortgage-Backed Securities	—	764,752	71,723	836,475
Corporate Bonds	—	9,381,416	—	9,381,416
Foreign Government Securities	—	608,812	—	608,812
Mortgage-Backed Securities	—	3,061,930	—	3,061,930
Municipal Bonds	—	55,228	—	55,228
Supranational	—	1,009,923	—	1,009,923
U.S. Government Agency Securities	—	771,131	—	771,131
U.S. Treasury Obligations	—	21,807,890	—	21,807,890
Short-Term Investments
Investment Companies	1,095,512	—	—	1,095,512
Total Investments in Securities	$1,095,512	$37,763,955	$71,723	$38,931,190

Core Plus Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$31,208,766	$38,652,198	$69,860,964
Collateralized Mortgage Obligations	—	8,166,217	4,510,804	12,677,021
Commercial Mortgage-Backed Securities	—	18,617,843	6,093,108	24,710,951
Common Stocks
Oil, Gas & Consumable Fuels	17,740	2,338	—	20,078
Professional Services	—	180	—	180
Wireless Telecommunication Services	—	—	7,425	7,425
Total Common Stocks	17,740	2,518	7,425	27,683
Corporate Bonds
Aerospace & Defense	—	2,292,093	—	2,292,093
Airlines	—	782,507	—	782,507
Auto Components	—	1,211,755	—	1,211,755
Automobiles	—	715,088	—	715,088
Banks	—	22,767,171	—	22,767,171
Beverages	—	1,357,928	—	1,357,928
Biotechnology	—	2,155,917	—	2,155,917
Building Products	—	865,418	—	865,418
Capital Markets	—	9,523,932	—	9,523,932
Chemicals	—	1,877,739	—	1,877,739
Commercial Services & Supplies	—	1,736,610	—	1,736,610
Communications Equipment	—	327,801	—	327,801
Construction & Engineering	—	285,360	—	285,360
Construction Materials	—	57,655	—	57,655
Consumer Finance	—	3,987,848	—	3,987,848
Containers & Packaging	—	1,300,133	—	1,300,133
Diversified Consumer Services	—	134,802	—	134,802
Diversified Financial Services	—	788,923	—	788,923
Diversified Telecommunication Services	—	4,584,549	3	4,584,552

August 31, 2022	J.P. Morgan Exchange-Traded Funds	383

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Electric Utilities	$—	$6,396,033	$—	$6,396,033
Electrical Equipment	—	146,100	—	146,100
Electronic Equipment, Instruments & Components	—	295,297	—	295,297
Energy Equipment & Services	—	352,581	—	352,581
Entertainment	—	2,268,483	—	2,268,483
Equity Real Estate Investment Trusts (REITs)	—	2,084,049	—	2,084,049
Food & Staples Retailing	—	849,211	—	849,211
Food Products	—	503,496	—	503,496
Gas Utilities	—	223,137	—	223,137
Health Care Equipment & Supplies	—	659,796	—	659,796
Health Care Providers & Services	—	4,929,301	—	4,929,301
Health Care Technology	—	193,278	—	193,278
Hotels, Restaurants & Leisure	—	2,874,831	—	2,874,831
Household Durables	—	338,965	—	338,965
Household Products	—	498,215	—	498,215
Independent Power and Renewable Electricity Producers	—	338,425	—	338,425
Industrial Conglomerates	—	189,107	—	189,107
Insurance	—	1,307,321	—	1,307,321
Interactive Media & Services	—	423,263	—	423,263
Internet & Direct Marketing Retail	—	725,573	—	725,573
IT Services	—	801,983	—	801,983
Leisure Products	—	142,062	—	142,062
Life Sciences Tools & Services	—	204,096	—	204,096
Machinery	—	506,352	—	506,352
Media	—	5,954,560	—	5,954,560
Metals & Mining	—	2,377,919	—	2,377,919
Mortgage Real Estate Investment Trusts (REITs)	—	988,089	—	988,089
Multiline Retail	—	95,205	—	95,205
Multi-Utilities	—	1,009,538	—	1,009,538
Oil, Gas & Consumable Fuels	—	11,785,565	—	11,785,565
Personal Products	—	367,485	—	367,485
Pharmaceuticals	—	2,841,197	—	2,841,197
Real Estate Management & Development	—	144,843	—	144,843
Road & Rail	—	1,581,478	—	1,581,478
Semiconductors & Semiconductor Equipment	—	1,905,197	—	1,905,197
Software	—	1,309,218	—	1,309,218
Specialty Retail	—	1,891,820	—	1,891,820
Technology Hardware, Storage & Peripherals	—	1,239,393	—	1,239,393
Textiles, Apparel & Luxury Goods	—	127,486	—	127,486
Thrifts & Mortgage Finance	—	674,231	—	674,231
Tobacco	—	1,526,943	—	1,526,943
Trading Companies & Distributors	—	1,479,065	—	1,479,065
Transportation Infrastructure	—	9,756	—	9,756
Wireless Telecommunication Services	—	681,446	—	681,446
Total Corporate Bonds	—	121,994,618	3	121,994,621
Mortgage-Backed Securities	—	63,949,116	—	63,949,116
Municipal Bonds	—	24,387	—	24,387

384	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks	$—	$—	$3,140	$3,140
Rights	—	—	1	1
U.S. Treasury Obligations	—	65,116,259	—	65,116,259
Warrants
Diversified Telecommunication Services	—	—	216	216
Media	—	—	3,965	3,965
Oil, Gas & Consumable Fuels	16,407	—	—	16,407
Total Warrants	16,407	—	4,181	20,588
Short-Term Investments
Investment Companies	64,292,445	—	—	64,292,445
Total Investments in Securities	$64,326,592	$309,079,724	$49,270,860	$422,677,176
Appreciation in Other Financial Instruments
Futures Contracts	$39,842	$—	$—	$39,842
Swaps	—	301,251	—	301,251
Depreciation in Other Financial Instruments
Futures Contracts	(255,030)	—	—	(255,030)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(215,188)	$301,251	$—	$86,063

Corporate Bond Research Enhanced ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$38,459,866	$—	$38,459,866
Short-Term Investments
Investment Companies	618,875	—	—	618,875
Total Investments in Securities	$618,875	$38,459,866	$—	$39,078,741
Appreciation in Other Financial Instruments
Futures Contracts	$11,504	$—	$—	$11,504
Depreciation in Other Financial Instruments
Futures Contracts	(11,380)	—	—	(11,380)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$124	$—	$—	$124

High Yield Research Enhanced ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$394,887,550	$—	$394,887,550
Short-Term Investments
Investment Companies	1,852,115	—	—	1,852,115
Total Investments in Securities	$1,852,115	$394,887,550	$—	$396,739,665

August 31, 2022	J.P. Morgan Exchange-Traded Funds	385

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$30,727,625	$13,437,292	$44,164,917
Collateralized Mortgage Obligations	—	11,186,221	777,935	11,964,156
Commercial Mortgage-Backed Securities	—	19,347,124	8,084,595	27,431,719
Corporate Bonds	—	61,322,847	—	61,322,847
Exchange-Traded Funds	2,694,260	—	—	2,694,260
Foreign Government Securities	—	4,525,889	—	4,525,889
Mortgage-Backed Securities	—	14,506,218	—	14,506,218
Short-Term Investments
Investment Companies	101,234	—	—	101,234
Total Investments in Securities	$2,795,494	$141,615,924	$22,299,822	$166,711,240
Liabilities
TBA Short Commitment	$—	$(10,605,284)	$—	$(10,605,284)
Total Liabilities in Securities Sold Short	$—	$(10,605,284)	$—	$(10,605,284)
Appreciation in Other Financial Instruments
Futures Contracts	$156,173	$—	$—	$156,173
Swaps	—	22,120	—	22,120
Depreciation in Other Financial Instruments
Futures Contracts	(178,519)	—	—	(178,519)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(22,346)	$22,120	$—	$(226)

International Bond Opportunities ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$2,382,419	$1,800,723	$4,183,142
Collateralized Mortgage Obligations	—	3,084,142	—	3,084,142
Commercial Mortgage-Backed Securities
United States	—	2,517,257	2,438,161	4,955,418
Common Stocks	242,192	—	—	242,192
Corporate Bonds	—	170,189,961	—	170,189,961
Foreign Government Securities	—	90,831,493	—	90,831,493
Supranational	—	898,746	—	898,746
Warrants	—	—	216	216
Short-Term Investments
Investment Companies	10,471,032	—	—	10,471,032
Total Investments in Securities	$10,713,224	$269,904,018	$4,239,100	$284,856,342
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,999,737	$—	$4,999,737
Futures Contracts	308,306	—	—	308,306
Swaps	—	775,514	—	775,514
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(926,305)	—	(926,305)

386	J.P. Morgan Exchange-Traded Funds	August 31, 2022

International Bond Opportunities ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Futures Contracts	$(5,779)	$—	$—	$(5,779)
Swaps	—	(505,866)	—	(505,866)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$302,527	$4,343,080	$—	$4,645,607

Municipal ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$204,174,440	$—	$204,174,440
Short-Term Investments
Investment Companies	34,479,837	—	—	34,479,837
Total Investments in Securities	$34,479,837	$204,174,440	$—	$238,654,277
Appreciation in Other Financial Instruments
Futures Contracts	$7,501	$—	$—	$7,501

Short Duration Core Plus ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$31,669,772	$7,774,224	$39,443,996
Collateralized Mortgage Obligations	—	7,425,900	1,505,691	8,931,591
Commercial Mortgage-Backed Securities	—	4,973,614	10,363,543	15,337,157
Corporate Bonds	—	84,818,767	—	84,818,767
Foreign Government Securities	—	1,598,402	—	1,598,402
Mortgage-Backed Securities	—	20,656,718	—	20,656,718
Municipal Bonds	—	124,434	—	124,434
U.S. Treasury Obligations	—	35,349,202	—	35,349,202
Short-Term Investments
Investment Companies	13,782,301	—	—	13,782,301
Investment of Cash Collateral from Securities Loaned	135,300	—	—	135,300
U.S. Treasury Obligations	—	636,747	—	636,747
Total Short-Term Investments	13,917,601	636,747	—	14,554,348
Total Investments in Securities	$13,917,601	$187,253,556	$19,643,458	$220,814,615
Appreciation in Other Financial Instruments
Futures Contracts	$132,532	$—	$—	$132,532
Swaps	—	65,815	—	65,815
Depreciation in Other Financial Instruments
Futures Contracts	(64,135)	—	—	(64,135)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$68,397	$65,815	$—	$134,212

August 31, 2022	J.P. Morgan Exchange-Traded Funds	387

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$3,205,977	$—	$3,205,977
Commercial Mortgage-Backed Securities	—	20,297,468	1,143,169	21,440,637
Corporate Bonds	—	276,242,322	—	276,242,322
Foreign Government Securities	—	18,151,792	—	18,151,792
Mortgage-Backed Securities	—	312,078,533	—	312,078,533
Municipal Bonds	—	4,974,012	—	4,974,012
Supranational	—	14,842,589	—	14,842,589
U.S. Government Agency Securities	—	13,766,997	—	13,766,997
U.S. Treasury Obligations	—	453,130,207	—	453,130,207
Short-Term Investments
Investment Companies	59,478,775	—	—	59,478,775
Investment of Cash Collateral from Securities Loaned	1,472,263	—	—	1,472,263
Total Short-Term Investments	60,951,038	—	—	60,951,038
Total Investments in Securities	$60,951,038	$1,116,689,897	$1,143,169	$1,178,784,104
There were no significant transfers into or out of level 3 for the six months ended August 31, 2022.
Ultra-Short Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,817,078,779	$30,222,981	$1,847,301,760
Commercial Mortgage-Backed Securities	—	365,611,227	8,359,517	373,970,744
Corporate Bonds	—	9,235,237,854	—	9,235,237,854
Foreign Government Securities	—	28,583,037	—	28,583,037
Short-Term Investments
Certificates of Deposits	—	3,434,599,451	—	3,434,599,451
Commercial Paper	—	3,856,089,356	—	3,856,089,356
Investment Companies	2,061,647,797	—	—	2,061,647,797
Investment of Cash Collateral from Securities Loaned	23,398,131	—	—	23,398,131
Repurchase Agreements	—	100,000,000	—	100,000,000
Total Short-Term Investments	2,085,045,928	7,390,688,807	—	9,475,734,735
Total Investments in Securities	$2,085,045,928	$18,837,199,704	$38,582,498	$20,960,828,130
Appreciation in Other Financial Instruments
Futures Contracts	$2,511,625	$—	$—	$2,511,625
There were no significant transfers into or out of level 3 for the six months ended August 31, 2022.
Ultra-Short Municipal Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$2,772,230,286	$—	$2,772,230,286

388	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Ultra-Short Municipal Income ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$410,768,637	$—	$—	$410,768,637
Total Investments in Securities	$410,768,637	$2,772,230,286	$—	$3,182,998,923

USD Emerging Markets Sovereign Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$7,737,243	$—	$7,737,243
Foreign Government Securities	—	60,917,329	—	60,917,329
Short-Term Investments
Investment Companies	437,315	—	—	437,315
Investment of Cash Collateral from Securities Loaned	1,923,422	—	—	1,923,422
Total Short-Term Investments	2,360,737	—	—	2,360,737
Total Investments in Securities	$2,360,737	$68,654,572	$—	$71,015,309
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Core Plus Bond ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of August 31, 2022
Investments in Securities:
Asset-Backed Securities	$20,370,556	$—	$(2,113,343)	$21,671	$14,002,747	$(1,829,224)	$8,664,246	$(848,882)	$384,427	$38,652,198
Collateralized Mortgage Obligations	2,918,444	—	(127,026)	(388)	2,358,301	(412,486)	306,861	(148,475)	(384,427)	4,510,804
Commercial Mortgage-Backed Securities	5,075,115	—	(322,710)	55,008	2,649,862	(1,364,167)	—	—	—	6,093,108
Common Stocks	9,180	—	(1,755)	—	—	—	—	—	—	7,425
Corporate Bonds	3	—	—	—	280	(280)	—	—	—	3
Preferred Stocks	5,377	—	(2,237)	—	—	—	—	—	—	3,140
Rights	1	—	—	—	—	—	—	—	—	1
Warrants	1,861	—	2,320	—	—	—	—	—	—	4,181
Total	$28,380,537	$—	$(2,564,751)	$76,291	$19,011,190	$(3,606,157)	$8,971,107	$(997,357)	$—	$49,270,860

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(2,557,306). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2022.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	389

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Income ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2022
Investments in Securities:
Asset-Backed Securities	$8,815,163	$—	$(645,520)	$40,388	$8,973,600	$(4,005,955)	$259,616	$—	$13,437,292
Collateralized Mortgage Obligations	1,517,003	—	(15,756)	2	799,902	(6,213)	—	(1,517,003)	777,935
Commercial Mortgage-Backed Securities	6,631,360	12	(564,557)	2,706	2,019,393	(4,319)	—	—	8,084,595
Total	$16,963,526	$12	$(1,225,833)	$43,096	$11,792,895	$(4,016,487)	$259,616	$(1,517,003)	$22,299,822

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(1,183,546). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2022.
International Bond Opportunities ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2022
Investments in Securities:
Asset-Backed Securities	$1,043,618	$—	$(69,589)	$731	$891,376	$(65,413)	$—	$—	$1,800,723
Commercial Mortgage-Backed Securities	2,815,947	6,782	(215,369)	3,570	—	(200,697)	56,454	(28,526)	2,438,161
Warrants	184	—	32	—	—	—	—	—	216
Total	$3,859,749	$6,782	$(284,926)	$4,301	$891,376	$(266,110)	$56,454	$(28,526)	$4,239,100

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(265,973). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2022.
Short Duration Core Plus ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2022
Investments in Securities:
Asset-Backed Securities	$7,077,155	$—	$(389,953)	$(827)	$1,111,854	$(752,148)	$1,079,958	$(351,815)	$7,774,224

390	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Short Duration Core Plus ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2022
Collateralized Mortgage Obligations	$649,255	$—	$(57,763)	$1,230	$717,279	$(25,755)	$221,445	$—	$1,505,691
Commercial Mortgage-Backed Securities	8,663,746	—	(495,666)	(5,822)	1,444,414	(94,189)	1,477,763	(626,703)	10,363,543
Total	$16,390,156	$—	$(943,382)	$(5,419)	$3,273,547	$(872,092)	$2,779,166	$(978,518)	$19,643,458

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(948,024). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2022.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Core Plus
Bond ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$38,020,455	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (9.87%)
			Constant Default Rate	0.00% - 1.00% (0.03%)
			Yield (Discount Rate of Cash Flows)	4.40% - 10.47% (7.31%)

Asset-Backed Securities	38,020,455
	2,812,291	Discounted Cash Flow	Constant Prepayment Rate	10.00% - 100.00% (62.26%)
			Constant Default Rate	0.00% - 0.50% (0.09%)
			Yield (Discount Rate of Cash Flows)	4.25% - 8.28% (5.64%)

Collateralized Mortgage Obligations	2,812,291
	2,183,058	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (9.06%)
			Yield (Discount Rate of Cash Flows)	5.00% - 9.25% (6.85%)

Commercial Mortgage- Backed Securities	2,183,058
	-(b)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	-(b)

August 31, 2022	J.P. Morgan Exchange-Traded Funds	391

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Total	$43,015,804

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At August 31 2022, the value of these investments was $6,225,056. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
Income ETF
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$9,672,219	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (17.50%)
			Yield (Discount Rate of Cash Flows)	5.28% - 12.40% (8.54%)

Asset-Backed Securities	9,672,219
	293,785	Discounted Cash Flow	Constant Prepayment Rate	10.00% (10.00%)
			Yield (Discount Rate of Cash Flows)	5.00% (5.00%)

Collateralized Mortgage Obligations	293,785
	8,084,595	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.23%)
			Yield (Discount Rate of Cash Flows)	5.00% - 9.61% (8.39%)

Commercial Mortgage- Backed Securities	8,084,595
Total	$18,050,599

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At August 31 2022, the value of these investments was $4,249,223. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
International
Bond
Opportunities
ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,800,723	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (19.91%)
			Constant Default Rate	0.00% - 3.00% (0.26%)
			Yield (Discount Rate of Cash Flows)	4.65% - 8.07% (6.45%)
Asset-Backed Securities	1,800,723
	1,479,459	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (6.81%)
			Constant Default Rate	0.00% - 2.00% (0.14%)
			Yield (Discount Rate of Cash Flows)	5.81% - 140.50% (11.93%)

Commercial Mortgage- Backed Securities	1,479,459

392	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Total	$3,280,182

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At August 31, 2022, the value of these investments was $958,918. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Short
Duration
Core Plus
ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$7,046,062	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (15.61%)
			Yield (Discount Rate of Cash Flows)	3.81% - 8.29% (6.28%)

Asset-Backed Securities	7,046,062
	1,505,691	Discounted Cash Flow	Constant Prepayment Rate	10.00%-15.00%(10.38%)
			Constant Default Rate	0.00%-0.01%(0.00%)
			Yield (Discount Rate of Cash Flows)	5.24%-6.70% (6.27%)
Collateralized Mortgage Obligations	1,505,691
	9,461,912	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.66% - 9.57% (7.10%)

Commercial Mortgage- Backed Securities	9,461,912
Total	$18,013,665

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At August 31, 2022, the value of these investments was $1,629,793. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of August 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Repurchase Agreements — Ultra-Short Income ETF may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.
The Fund's repurchase agreements are not subject to master netting arrangements.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	393

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
International Bond Opportunities ETF may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMCB. These amounts are not reflected on the Fund's Statements of Assets and Liabilities.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of August 31, 2022, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2022 are detailed on the SOIs.
E. Securities Lending — The Funds, except International Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in . The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

394	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of August 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Short Duration Core Plus ETF	$129,062	$(129,062)	$—
U.S. Aggregate Bond ETF	1,434,712	(1,434,712)	—
Ultra-Short Income ETF	22,844,603	(22,844,603)	—
USD Emerging Markets Sovereign Bond ETF	1,839,202	(1,839,202)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended August 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Short Duration Core Plus ETF	$74
U.S. Aggregate Bond ETF	1,193
Ultra-Short Income ETF	2,054
USD Emerging Markets Sovereign Bond ETF	344
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, High Yield Research Enhanced ETF, Income ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the six months ended August 31, 2022.
F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$601,648	$2,661,922	$2,168,058	$—	$—	$1,095,512	1,095,512	$3,880	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	395

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Core Plus Bond ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$35,701,290	$148,346,489	$119,755,334	$—	$—	$64,292,445	64,292,445	$245,492	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

Corporate Bond Research Enhanced ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$159,865	$2,308,330	$1,849,320	$—	$—	$618,875	618,875	$1,223	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

High Yield Research Enhanced ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$20,697,667	$208,293,135	$227,138,687	$—	$—	$1,852,115	1,852,115	$42,167	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

Income ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (a) (b)	$18,529,733	$42,762,871	$61,187,910	$(4,026)	$566	$101,234	101,194	$18,381	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

396	J.P. Morgan Exchange-Traded Funds	August 31, 2022

International Bond Opportunities ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$9,903,539	$85,543,844	$84,976,351	$—	$—	$10,471,032	10,471,032	$55,870	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

Municipal ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.36% (a) (b)	$10,795,128	$143,735,333	$120,051,012	$2,411	$(2,023)	$34,479,837	34,469,496	$86,626	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

Short Duration Core Plus ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (a) (b)	$23,982,204	$61,884,082	$72,085,050	$(4,305)	$5,370	$13,782,301	13,776,790	$96,097	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	110,760	1,083,648	1,059,108	—	—	135,300	135,300	1,055*	—
Total	$24,092,964	$62,967,730	$73,144,158	$(4,305)	$5,370	$13,917,601		$97,152	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Aggregate Bond ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (a) (b)	$6,493,451	$5,000,000	$11,000,000	$(2,746)*	$1,293	$491,998	492,047	$3,473 *	$—

August 31, 2022	J.P. Morgan Exchange-Traded Funds	397

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
U.S. Aggregate Bond ETF (continued)
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	$17,328,257	$99,661,693	$57,511,175	$—	$—	$59,478,775	59,478,775	$233,785	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	680,960	30,105,008	29,805,703	—	—	980,265	980,265	12,744*	—
Total	$24,502,668	$134,766,701	$98,316,878	$(2,746)	$1,293	$60,951,038		$250,002	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

JPMorgan Ultra-Short Income ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund
Class Agency SL Class Shares,
2.22%(a)(b)	$36,712,288	$58,000,000	$76,000,000	$(13,692)*	$11,200	$18,709,796	$18,711,668	$93,488*	$—
JPMorgan U.S. Government Money Market Fund
Class IM Class Shares,
2.00%(a)(b)	3,227,762,466	5,715,492,762	6,881,607,431	—	—	2,061,647,797	2,061,647,797	12,367,189	—
JPMorgan U.S. Government Money Market Fund
Class IM Class Shares,
2.00%(a)(b)	5,092,765	94,611,456	95,015,886	—	—	4,688,335	4,688,335	25,181*	—
Total	$3,269,567,519	$5,868,104,218	$7,052,623,317	$(13,692)	$11,200	$2,085,045,928		$12,485,858	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

398	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Ultra-Short Municipal Income ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.36% (a) (b)	$288,389,747	$2,769,259,800	$2,646,875,487	$(1,146)	$(4,277)	$410,768,637	410,645,444	$1,144,079	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.

USD Emerging Markets Sovereign Bond ETF
For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (a) (b)	$—	$800,000	$—	$—	$400	$800,400	800,480	$2,003*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	177,868	8,899,952	8,640,505	—	—	437,315	437,315	2,243	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	786,418	13,193,228	12,856,624	—	—	1,123,022	1,123,022	5,361*	—
Total	$964,286	$22,893,180	$21,497,129	$—	$400	$2,360,737		$9,607	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	399

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
H. Derivatives — Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF and Ultra-Short Income ETF used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective  investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.
Notes H(1) - H(3) below describe the various derivatives used by the Funds.
(1) Futures Contracts — Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF and Ultra-Short Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts —  International Bond Opportunities ETF are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the

400	J.P. Morgan Exchange-Traded Funds	August 31, 2022

contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Funds' forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Swaps —  Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Interest Rate Swaps
International Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest

August 31, 2022	J.P. Morgan Exchange-Traded Funds	401

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.
(4) Summary of Derivatives Information
The following tables present the value of derivatives held as of August 31, 2022 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$—	$—	$4,999,737	$—	$—	$—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	—	—	(926,305)	—	—	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	39,842	11,504	156,173	308,306	7,501	132,532	2,511,625
Swaps at Value (Assets) **	—	—	—	752,298	—	—	—
Unrealized Depreciation on Futures Contracts *	(255,030)	(11,380)	(178,519)	(5,779)	—	(64,135)	—
Swaps at Value (Liabilities) **	—	—	—	(505,866)	—	—	—
Credit Risk Exposure:
Swaps at Value (Assets) **	72,317	—	6,022	20,668	—	4,795	—
Swaps at Value (Liabilities) **	(8,252)	—	—	—	—	—	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(215,188)	124	(22,346)	302,527	7,501	68,397	2,511,625
Swaps at Value **	64,065	—	6,022	267,100	—	4,795	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	—	—	4,073,432	—	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2022:
International Bond Opportunities ETF
Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$105,400	$(22,432)	$—	$82,968
BNP Paribas	2,708,389	(35,651)	—	2,672,738
Citibank, NA	141,447	(45,381)	—	96,066

402	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Goldman Sachs International	$275,175	$(69,980)	$—	$205,195
HSBC Bank, NA	706,237	(661,046)	—	45,191
Merrill Lynch International	9,774	(9,774)	—	—
Royal Bank of Canada	20,442	(20,442)	—	—
State Street Corp.	1,032,873	(26,207)	—	1,006,666
	$4,999,737	$(890,913)	$—	$4,108,824

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivative Available for Offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$22,432	$(22,432)	$—	$—
BNP Paribas	35,651	(35,651)	—	—
Citibank, NA	45,381	(45,381)	—	—
Goldman Sachs International	69,980	(69,980)	—	—
HSBC Bank, NA	661,046	(661,046)	—	—
Merrill Lynch International	18,847	(9,774)	—	9,073
Royal Bank of Canada	46,761	(20,442)	—	26,319
State Street Corp.	26,207	(26,207)	—	—
	$926,305	$(890,913)	$—	$35,392

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2022, by primary underlying risk exposure:
	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$20,434	$—	$—	$14,031,425	$—	$—	$—
Interest Rate Risk Exposure:
Futures Contracts	(665,205)	(11,988)	248,003	2,723,378	134,699	885,002	34,568,546
Swap Contracts	—	—	—	2,688,036	—	—	—
Credit Exposure Risk:
Swap Contracts	(2,644)	—	485,755	948,132	—	119,384	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

August 31, 2022	J.P. Morgan Exchange-Traded Funds	403

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$(20,436)	$—	$(19,542)	$5,394,978	$—	$—	$—
Interest Rate Risk Exposure:
Futures Contracts	(280,848)	234	98,148	59,925	28,040	162,037	6,212,215
Swap Contracts	—	—	—	(608,494)	—	—	—
Credit Exposure Risk:
Swap Contracts	338,308	—	(215,052)	(776,104)	—	101,332	—
Derivatives Volume
The table below discloses the volume of the Funds'  futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended August 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	Income ETF	International Bond Opportunities ETF
Futures Contracts:
Average Notional Balance Long	$40,653,819	$1,889,721	$24,355,894	$5,572,425
Average Notional Balance Short	(4,132,819)	(1,377,165)	(27,561,664)	(40,123,046)
Ending Notional Balance Long	60,378,266	2,066,484	34,329,859	5,573,549
Ending Notional Balance Short	(4,714,000)	(1,556,609)	(27,762,125)	(88,265,848)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(548,767)	—	(554,341)	(67,596,558)
Average Settlement Value Sold	551,686	—	557,133	300,210,100
Ending Settlement Value Purchased	—	—	—	(33,039,364)
Ending Settlement Value Sold	—	—	—	321,775,386
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	—	—	—	72,781,867
Average Notional Balance - Receives Fixed Rate	—	—	—	7,095,329
Ending Notional Balance - Receives Fixed Rate	—	—	—	6,180,443
Ending Notional Balance - Pays Fixed Rate	—	—	—	34,691,685
Credit Default Swaps:
Average Notional Balance - Buy Protection	1,222,857	—	1,592,714	2,828,080
Average Notional Balance -Sell Protection	4,200,000	—	810,714	211,015
Ending Notional Balance - Buy Protection	6,000,000	—	2,700,000	874,307
Ending Notional Balance - Sell Protection	14,700,000	—	—	—

	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Futures Contracts:
Average Notional Balance Long	$—	$34,071,352	$—
Average Notional Balance Short	(1,078,705)	(24,025,174)	(1,197,885,898)
Ending Notional Balance Long	—	33,483,047	—
Ending Notional Balance Short	(874,016)	(16,707,625)	(1,345,711,500)

404	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—	$—	$—
Average Settlement Value Sold	—	—	—
Ending Settlement Value Purchased	—	—	—
Ending Settlement Value Sold	—	—	—
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	—	—	—
Average Notional Balance - Receives Fixed Rate	—	—	—
Ending Notional Balance - Receives Fixed Rate	—	—	—
Ending Notional Balance - Pays Fixed Rate	—	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	1,635,714	—
Average Notional Balance -Sell Protection	—	514,286	—
Ending Notional Balance - Buy Protection	—	2,150,000	—
Ending Notional Balance - Sell Protection	—	—	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.E), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds.
The Funds' derivatives contracts held at August 31, 2022 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any,  and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	405

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of August 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.40
Corporate Bond Research Enhanced ETF	0.14
High Yield Research Enhanced ETF	0.24
Income ETF	0.40
International Bond Opportunities ETF	0.50
Municipal ETF	0.18
Short Duration Core Plus ETF	0.33
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee  — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

406	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
During the six months ended August 31, 2022, Core Plus Bond ETF, High Yield Research Enhanced ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF, Short Duration Core Plus ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended August 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$9,720,730	$8,125,214	$4,082,646	$1,309,114
Core Plus Bond ETF	189,218,685	83,042,811	41,645,284	6,251,467
Corporate Bond Research Enhanced ETF	7,677,021	8,799,386	16,827	15,984
High Yield Research Enhanced ETF	176,175,808	305,127,158	—	—
Income ETF	187,725,306	126,800,174	—	—
International Bond Opportunities ETF	119,220,897	127,708,294	—	—
Municipal ETF	154,586,795	40,411,110	—	—
Short Duration Core Plus ETF	216,628,686	182,075,273	49,168,948	54,506,063
U.S. Aggregate Bond ETF	568,736,205	532,470,125	29,488,908	26,934,309
Ultra-Short Income ETF	3,199,137,665	3,467,081,256	—	—
Ultra-Short Municipal Income ETF	1,408,416,276	1,137,986,250	—	—
USD Emerging Markets Sovereign Bond ETF	15,609,869	12,409,247	—	—
For the six months ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Creations	In-Kind Redemptions
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$4,292,618	$3,117,130
Corporate Bond Research Enhanced ETF	2,274,865	7,945,411
High Yield Research Enhanced ETF	—	788,680,540
U.S. Aggregate Bond ETF	247,990,198	82,698,330
USD Emerging Markets Sovereign Bond ETF	4,480,335	—
During the six months ended August 31, 2022, the Funds delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	407

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$40,925,627	$406	$1,994,843	$(1,994,437)
Core Plus Bond ETF	454,553,281	606,850	32,634,078	(32,027,228)
Corporate Bond Research Enhanced ETF	44,498,421	16,647	5,436,203	(5,419,556)
High Yield Research Enhanced ETF	453,176,617	531,250	56,968,202	(56,436,952)
Income ETF	169,724,644	522,781	14,157,793	(13,635,012)
International Bond Opportunities ETF	337,248,130	6,393,736	54,142,465	(47,748,729)
Municipal ETF	243,564,459	748,902	5,651,583	(4,902,681)
Short Duration Core Plus ETF	232,519,937	238,905	11,871,035	(11,632,130)
U.S. Aggregate Bond ETF	1,299,875,171	13,873	121,104,940	(121,091,067)
Ultra-Short Income ETF	21,151,488,935	3,587,060	191,736,240	(188,149,180)
Ultra-Short Municipal Income ETF	3,202,331,573	619,164	19,951,814	(19,332,650)
USD Emerging Markets Sovereign Bond ETF	81,776,769	203,338	10,964,798	(10,761,460)
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
At February 28, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Plus Bond ETF	$350,128	$—
High Yield Research Enhanced ETF	426,152	—
International Bond Opportunities ETF	1,249,981	2,372,743
U.S. Aggregate Bond ETF	610,721	—
Ultra-Short Municipal Income ETF	121,390	14,525
USD Emerging Markets Sovereign Bond ETF	1,970,006	1,974,142*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2022, the Fund deferred to March 1, 2022 the following net capital losses (gains) of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$27,498	$(16,117)
Core Plus Bond ETF	629,807	456,732
Corporate Bond Research Enhanced ETF	(633)	1,157
High Yield Research Enhanced ETF	3,497,276	1,725,761
Municipal ETF	300,855	23,404
Short Duration Core Plus ETF	571,777	(54,823)
U.S. Aggregate Bond ETF	2,401,411	379,510
Ultra-Short Income ETF	527,978	—
Ultra-Short Municipal Income ETF	(228,965)	367,453
USD Emerging Markets Sovereign Bond ETF	11,922	120,934

408	J.P. Morgan Exchange-Traded Funds	August 31, 2022

During the year ended February 28, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Research Enhanced ETF	$2,046,668	$421,874
USD Emerging Markets Sovereign Bond ETF	49,092	172,863
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of August 31, 2022, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
High Yield Research Enhanced ETF	32.1%	14.8%
U.S. Aggregate Bond ETF	—	43.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of August 31, 2022, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Corporate Bond Research Enhanced ETF	58%
Income ETF	37
Significant shareholder transactions by the Adviser may impact the Funds' performance.
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
International Bond Opportunities ETF and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such

August 31, 2022	J.P. Morgan Exchange-Traded Funds	409

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.
The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds' yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Core Plus Bond ETF, High Yield Research Enhanced ETF, Income ETF, International Bond Opportunities ETF, Short Duration Core Plus ETF and USD Emerging Markets Sovereign Bond ETF invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
International Bond Opportunities ETF and USD Emerging Markets Sovereign Bond ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing

410	J.P. Morgan Exchange-Traded Funds	August 31, 2022

out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds, excluding Municipal ETF and Ultra-Short Municipal Income ETF, invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of August 31, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:
	International Bond Opportunities ETF	Ultra-Short Income ETF
Australia	10.5%	—%
Canada	—	11.5

August 31, 2022	J.P. Morgan Exchange-Traded Funds	411

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2022, and continued to hold your shares at the end of the reporting period, August 31, 2022.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$963.70	$0.25	0.05%
Hypothetical	1,000.00	1,024.95	0.26	0.05
JPMorgan Core Plus Bond ETF
Actual	1,000.00	924.60	1.89	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
JPMorgan Corporate Bond Research Enhanced ETF
Actual	1,000.00	907.10	0.67	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
JPMorgan High Yield Research Enhanced ETF
Actual	1,000.00	922.70	1.16	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
JPMorgan Income ETF
Actual	1,000.00	953.20	1.92	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
JPMorgan International Bond Opportunities ETF
Actual	1,000.00	949.90	2.46	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
JPMorgan Municipal ETF
Actual	1,000.00	952.10	0.79	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
JPMorgan Short Duration Core Plus ETF
Actual	1,000.00	964.10	1.58	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
JPMorgan U.S. Aggregate Bond ETF
Actual	1,000.00	921.30	0.34	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

412	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Ultra-Short Income ETF
Actual	$1,000.00	$1,001.60	$0.86	0.17%
Hypothetical	1,000.00	1,024.35	0.87	0.17
JPMorgan Ultra-Short Municipal Income ETF
Actual	1,000.00	999.50	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	1,000.00	915.50	1.88	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2022	J.P. Morgan Exchange-Traded Funds	413

414

August 31, 2022	J.P. Morgan Exchange-Traded Funds	415

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited)
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan Income ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board, and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the management agreements for each Fund whose semi-annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 11, 2022.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements.  The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.  The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from each Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.
The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its respective Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the

416	J.P. Morgan Exchange-Traded Funds	August 31, 2022

portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates from providing services to the Funds. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of these arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that certain J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which each Fund will benefit from potential economies of scale.  The Trustees noted that the management fee schedule for the Funds does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel

August 31, 2022	J.P. Morgan Exchange-Traded Funds	417

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited) (continued)
and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund, as applicable.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and relative performance information for Funds with at least one-year of performance history in a report prepared by Broadridge, except for the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan Income ETF, JPMorgan Short Duration Core Plus ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF for which performance information was compared against each Fund’s benchmark index.  The Trustees considered the total return performance information, which included ranking the Funds within a performance universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in each Fund’s Peer Group and Universe and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum. The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management. As part of this review, the Trustees reviewed each Fund’s performance against its benchmark and considered each Fund’s performance information provided at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:
For the JPMorgan International Growth ETF (the “Fund”), the Trustees received and considered absolute and relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included ranking the Fund within a performance universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the Fund’s Peer Group and Universe and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also considered the Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees reviewed the Fund’s performance against its benchmark and considered the Fund’s performance information provided at regular Board meetings by the Adviser.  After consideration, the Trustees determined that the Fund’s performance was consistent with its investment objective.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:
The Trustees noted that the Fund’s performance was in the third quintile based upon the Universe for the one-year period ended August 31, 2021. (Broadridge did not calculate a quintile ranking for the Peer Group for this fund due to the limited number of Fund peers.)  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category

418	J.P. Morgan Exchange-Traded Funds	August 31, 2022

as each Fund.  This review included a ranking of each Fund within its Universe, as well as  its Peer Group.  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted the performance of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan Core Plus Bond ETF’s performance was in the second and first quintiles of the Peer Group and Universe, respectively, for the one-year period ended December 31, 2021. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan Corporate Bond Research Enhanced ETF’s performance was in the fifth and third quintiles of the Universe for the one- and three-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in  the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the JPMorgan High Yield Research Enhanced ETF’s performance was in the fourth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the fourth, second and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for this Fund for the five-year period due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted the performance of the JPMorgan Income ETF as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan International Bond Opportunities ETF’s performance was in the third and second quintiles of the Universe for the one- and three-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds  in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan Municipal ETF’s performance was in the fourth quintile of both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted the performance of the JPMorgan Short Duration Core Plus ETF as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	419

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited) (continued)
The Trustees noted that the JPMorgan U.S. Aggregate Bond ETF’s performance was in the fifth quintile of the Peer Group for the one-year period ended December 31, 2021, and in the fourth and fifth quintiles of the Universe for the one- and three-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for this Fund for the three-year period due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the JPMorgan Ultra-Short Income ETF’s performance was in the second and first quintiles of the Peer Group, and in the third and second quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan Ultra-Short Municipal Income ETF’s performance was in the second and fourth quintiles of the Universe for the one- and three-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances
The Trustees noted the performance of the JPMorgan USD Emerging Markets Sovereign Bond ETF as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as each Fund.  This review included ranking of each Fund within an expense universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF’s net management fee and actual total expenses were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Core Plus Bond ETF’s net management fee and actual total expenses were both in the third and fourth quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Corporate Bond Research Enhanced ETF’s net management fee and actual total expenses were both in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds  in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.

420	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The Trustees noted that the JPMorgan High Yield Research Enhanced ETF’s net management fee and actual total expenses were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Income ETF’s net management fee and actual total expenses were in the second and first quintile, respectively, of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan International Bond Opportunities ETF’s net management fee was in the fourth quintile of both the Peer Group and Universe, and that the actual total expenses were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Municipal ETF’s net management fee was in the second quintile of both the Peer Group and Universe, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Short Duration Core Plus ETF’s net management fee was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were and in the second and fourth quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Aggregate Bond ETF’s net management fee and actual total expenses were both in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Ultra-Short Income ETF’s net management fee and actual total expenses were both in the second and third quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Ultra-Short Municipal Income ETF’s net management fee and actual total expenses were both in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan USD Emerging Markets Sovereign Bond ETF’s net management fee was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and second quintile of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	421

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. August 2022.
SAN-FIETF-822

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
August 31, 2022  (Unaudited)
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders MSCI US REIT ETF	BBRE	Cboe BZX Exchange, Inc.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
October 17, 2022 (Unaudited)
Dear Shareholder,
This year has proved to be challenging for financial markets as accelerating inflation, slower economic growth and the impact of the Russia-Ukraine conflict fueled a sell-off in both equities and bonds. While consumer spending and corporate profits were generally stronger than expected for the six months ended August 2022, leading financial market indexes generally ended lower.
“Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio.” — Brian S. Shlissel
In response to the highest levels of inflation in 40 years, the U.S. Federal Reserve (the “Fed”) in early March 2022 implemented its first increase in benchmark interest rates since 2018. The Fed followed up with additional rate increases in May, June, July and September of 2022. The Bank of England also raised interest rates sharply during the first half of 2022 and the European Central Bank followed in early September with an unprecedented interest rate increase of 0.75%.
Meanwhile, U.S. data indicated declines this year in spending on home and commercial construction, capital equipment and inventory, and in public sector spending at the federal, state and municipal levels in 2022. Purchasing Managers’ Index surveys in both the manufacturing and services sectors also showed broad weakness in 2022.
U.S. consumer spending rebounded modestly in August 2022 as corporate earnings and revenue were generally better than expected for the second quarter of 2022. The job market also remained a bright spot in the U.S. economy, with employment above pre-pandemic levels.
This year, investors have had to adapt to economic and financial market conditions unseen in more than a decade. After a multi-year rally in U.S. equity prices, including a sharp rebound from pandemic lows, leading equity market indexes tumbled in 2022.
Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio. Our expansive suite of innovative investment solutions is designed to provide investors with tools to create durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

August 31, 2022	J.P. Morgan Exchange-Traded Funds	1

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(9.40)%
Market Price **	(9.40)%
MSCI US REIT Custom Capped Index	(9.37)%
MSCI US REIT Index	(9.37)%
Net Assets as of 8/31/2022	$1,002,597,179
Fund Ticker	BBRE
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trusts (REIT) securities. Using a passive investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index. The Underlying Index includes a capping methodology, which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index.
HOW DID THE MARKET PERFORM?
Overall, the real estate sector declined alongside the broader equity markets. After a period of increasing demand for new homes, second homes and rental properties on the back of a boom in U.S. consumer wealth, sharp rises in interest rates translated to a decline in sale prices on homes. The specialized, diversified and health care sectors outperformed other real estate sectors during the six months ended August 31, 2022. Meanwhile, the industrial, residential and office sectors delivered the lowest returns. For the six months ended August 31, 2022, the S&P 500 Index returned -8.84% and the MSCI US REIT Index returned -9.37%.
HOW DID THE FUND PERFORM?
For the six months ended August 31, 2022, the Fund performed in line with both the Underlying Index and the MSCI US REIT Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposure to the office and residential REIT sectors were the leading detractors from absolute performance. The Fund’s and the Underlying Index’s exposure to the specialized REIT sector was the sole contributor to absolute performance.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the apartments and diversified REIT sectors and the smallest allocations were to the hotels and regional malls REIT sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF August 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	8.7%
2.	Equinix, Inc.	5.7
3.	Public Storage	4.9
4.	Realty Income Corp.	3.9
5.	Digital Realty Trust, Inc.	3.3
6.	Welltower, Inc.	3.3
7.	Simon Property Group, Inc.	3.2
8.	VICI Properties, Inc.	3.0
9.	AvalonBay Communities, Inc.	2.7
10.	Extra Space Storage, Inc.	2.5

PORTFOLIO COMPOSTION BY SECTOR AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Apartments	25.6%
Diversified	19.1
Industrial	13.1
Storage	11.3
Health Care	10.5
Office	7.4
Shopping Centers	5.3
Regional Malls	3.6
Hotels	3.5
Short-Term Investments	0.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

2	J.P. Morgan Exchange-Traded Funds	August 31, 2022

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $89.92 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $89.96.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	(9.40)%	(10.38)%	6.76%
Market Price		(9.40)	(10.27)	6.77

*	Not annualized.
LIFE OF FUND PERFORMANCE (6/15/18 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Custom Capped Index from June 15, 2018 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Custom Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The MSCI US REIT Custom Capped Index is designed to measure the performance of the US equity REIT market across all market capitalizations. It starts with the universe and weightings of stocks in the MSCI US REIT Index and applies certain investment limits designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the MSCI US REIT Custom Capped Index, from exceeding a maximum of 25% of the MSCI US REIT Custom Capped Index.
For periods presented prior to the adoption of a unitary fee structure, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%
Apartments — 25.7%
Agree Realty Corp., REIT	71,634	5,395,473
American Homes 4 Rent, Class A, REIT	298,151	10,602,249
Apartment Income REIT Corp., REIT	149,696	6,115,082
Apartment Investment and Management Co., Class A, REIT *	145,490	1,286,132
AvalonBay Communities, Inc., REIT	133,231	26,767,440
Bluerock Residential Growth REIT, Inc., REIT	28,414	757,233
Camden Property Trust, REIT	96,427	12,391,834
Centerspace, REIT	14,641	1,103,638
Equity LifeStyle Properties, Inc., REIT	168,385	11,803,788
Equity Residential, REIT	340,409	24,911,131
Essential Properties Realty Trust, Inc., REIT	124,973	2,829,389
Essex Property Trust, Inc., REIT	62,255	16,501,310
Four Corners Property Trust, Inc., REIT	76,578	2,059,182
Getty Realty Corp., REIT	37,852	1,138,588
Independence Realty Trust, Inc., REIT	210,741	4,098,912
Invitation Homes, Inc., REIT	581,567	21,099,251
Mid-America Apartment Communities, Inc., REIT	109,989	18,221,878
National Retail Properties, Inc., REIT	167,623	7,526,273
NexPoint Residential Trust, Inc., REIT	22,040	1,164,153
Realty Income Corp., REIT	573,255	39,141,851
Spirit Realty Capital, Inc., REIT	127,981	5,228,024
STORE Capital Corp., REIT	240,614	6,491,766
Sun Communities, Inc., REIT	115,883	17,812,376
UDR, Inc., REIT	303,400	13,613,558
		258,060,511
Diversified — 19.2%
Alexander & Baldwin, Inc., REIT	69,256	1,297,165
American Assets Trust, Inc., REIT	49,020	1,360,795
Armada Hoffler Properties, Inc., REIT	64,517	847,108
Broadstone Net Lease, Inc., REIT	161,329	3,087,837
Digital Realty Trust, Inc., REIT	271,260	33,535,874
Duke Realty Corp., REIT	366,342	21,559,227
EPR Properties, REIT	71,438	3,106,838
Equinix, Inc., REIT	86,733	57,015,671
Farmland Partners, Inc., REIT	45,323	657,637
Gaming and Leisure Properties, Inc., REIT	243,443	11,750,993
Gladstone Commercial Corp., REIT	36,828	702,310
Gladstone Land Corp., REIT (a)	30,968	728,058
Global Net Lease, Inc., REIT	98,745	1,359,719
InvenTrust Properties Corp., REIT	64,214	1,686,260
iStar, Inc., REIT	78,945	1,087,073
LXP Industrial Trust, REIT	273,144	2,747,829
INVESTMENTS	SHARES	VALUE($)

Diversified — continued
Necessity Retail REIT, Inc. (The), REIT	126,773	945,726
One Liberty Properties, Inc., REIT (a)	16,105	388,936
Safehold, Inc., REIT (a)	17,707	673,397
UMH Properties, Inc., REIT	49,106	885,872
VICI Properties, Inc., REIT	917,632	30,272,680
Washington, REIT	83,307	1,633,650
WP Carey, Inc., REIT	183,799	15,444,630
		192,775,285
Health Care — 10.5%
CareTrust REIT, Inc., REIT	92,457	1,991,524
Community Healthcare Trust, Inc., REIT	22,697	837,292
Diversified Healthcare Trust, REIT	227,729	332,484
Global Medical REIT, Inc., REIT	59,310	642,920
Healthcare Realty Trust, Inc., REIT	362,770	8,822,567
Healthpeak Properties, Inc., REIT	514,137	13,496,096
LTC Properties, Inc., REIT	37,603	1,687,999
Medical Properties Trust, Inc., REIT	571,827	8,354,393
National Health Investors, Inc., REIT	43,690	2,862,132
Omega Healthcare Investors, Inc., REIT	224,135	7,320,249
Physicians Realty Trust, REIT	214,682	3,576,602
Sabra Health Care REIT, Inc., REIT	220,074	3,294,508
Universal Health Realty Income Trust, REIT	12,479	635,056
Ventas, Inc., REIT	380,864	18,228,151
Welltower, Inc., REIT	432,579	33,157,180
		105,239,153
Hotels — 3.5%
Apple Hospitality REIT, Inc., REIT	207,200	3,296,552
Chatham Lodging Trust, REIT *	44,180	537,229
DiamondRock Hospitality Co., REIT *	200,927	1,754,093
Host Hotels & Resorts, Inc., REIT	681,101	12,103,165
Park Hotels & Resorts, Inc., REIT	222,375	3,113,250
Pebblebrook Hotel Trust, REIT	125,163	2,205,372
RLJ Lodging Trust, REIT	158,983	1,917,335
Ryman Hospitality Properties, Inc., REIT *	49,920	4,104,422
Service Properties Trust, REIT	157,313	1,076,021
Summit Hotel Properties, Inc., REIT	101,865	800,659
Sunstone Hotel Investors, Inc., REIT *	205,071	2,233,223
Xenia Hotels & Resorts, Inc., REIT *	108,966	1,728,201
		34,869,522
Industrial — 13.1%
Americold Realty Trust, Inc., REIT	256,589	7,548,848
EastGroup Properties, Inc., REIT	39,717	6,554,497
First Industrial Realty Trust, Inc., REIT	125,782	6,374,632
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Industrial — continued
Indus Realty Trust, Inc., REIT	3,882	238,432
Industrial Logistics Properties Trust, REIT	62,323	466,799
Innovative Industrial Properties, Inc., REIT	26,653	2,444,613
Plymouth Industrial REIT, Inc., REIT	38,229	774,902
Prologis, Inc., REIT	705,390	87,828,109
Rexford Industrial Realty, Inc., REIT	157,246	9,782,274
STAG Industrial, Inc., REIT	170,770	5,259,716
Terreno Realty Corp., REIT	71,977	4,389,877
		131,662,699
Office — 7.5%
Alexandria Real Estate Equities, Inc., REIT	147,752	22,665,157
Boston Properties, Inc., REIT	141,862	11,268,099
Brandywine Realty Trust, REIT	163,309	1,311,371
City Office REIT, Inc., REIT	41,502	479,348
Corporate Office Properties Trust, REIT	107,119	2,767,955
Cousins Properties, Inc., REIT	141,755	3,806,122
Douglas Emmett, Inc., REIT	167,502	3,269,639
Easterly Government Properties, Inc., REIT	82,178	1,475,095
Empire State Realty Trust, Inc., Class A, REIT	134,914	940,351
Equity Commonwealth, REIT *	107,362	2,824,694
Franklin Street Properties Corp., REIT	98,292	276,201
Highwoods Properties, Inc., REIT	100,200	3,047,082
Hudson Pacific Properties, Inc., REIT	137,811	1,820,483
JBG SMITH Properties, REIT	105,955	2,327,831
Kilroy Realty Corp., REIT	100,095	4,881,633
Office Properties Income Trust, REIT	46,144	810,750
Orion Office REIT, Inc., REIT	53,958	532,565
Paramount Group, Inc., REIT	166,999	1,157,303
Piedmont Office Realty Trust, Inc., Class A, REIT	117,520	1,384,386
SL Green Realty Corp., REIT	61,103	2,698,919
Veris Residential, Inc., REIT *	73,731	990,945
Vornado Realty Trust, REIT	155,303	4,072,045
		74,807,974
Regional Malls — 3.6%
CBL & Associates Properties, Inc., REIT (a)	12,126	350,926
Macerich Co. (The), REIT	204,533	1,957,381
Simon Property Group, Inc., REIT	313,155	31,935,547
Tanger Factory Outlet Centers, Inc., REIT	99,476	1,533,920
		35,777,774
Shopping Centers — 5.3%
Acadia Realty Trust, REIT	90,415	1,440,311
Alexander's, Inc., REIT	2,190	518,811
INVESTMENTS	SHARES	VALUE($)

Shopping Centers — continued
Brixmor Property Group, Inc., REIT	285,422	6,130,864
Federal Realty OP LP, REIT	68,111	6,897,601
Kimco Realty Corp., REIT	588,890	12,413,801
Kite Realty Group Trust, REIT	208,721	4,040,839
NETSTREIT Corp., REIT (a)	45,664	897,754
Phillips Edison & Co., Inc., REIT (a)	108,534	3,545,806
Regency Centers Corp., REIT	147,818	8,993,247
Retail Opportunity Investments Corp., REIT	118,352	1,982,396
RPT Realty, REIT	81,101	781,003
Saul Centers, Inc., REIT	13,664	605,179
SITE Centers Corp., REIT	183,377	2,376,566
Urban Edge Properties, REIT	111,895	1,760,108
Urstadt Biddle Properties, Inc., Class A, REIT	28,740	480,533
Whitestone, REIT	44,489	437,772
		53,302,591
Storage — 11.4%
CubeSmart, REIT	213,864	9,848,437
Extra Space Storage, Inc., REIT	127,953	25,428,100
Iron Mountain, Inc., REIT	276,872	14,566,236
Life Storage, Inc., REIT	80,390	10,229,628
National Storage Affiliates Trust, REIT	82,854	4,185,784
Public Storage, REIT	150,533	49,800,832
		114,059,017
Total Common Stocks (Cost $1,114,957,448)		1,000,554,526
Short-Term Investments — 0.6%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (b) (c) (Cost $3,953,702)	3,953,702	3,953,702
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (b) (c)	1,997,100	1,996,900
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (b) (c)	593,646	593,646
Total Investment of Cash Collateral from Securities Loaned (Cost $2,589,947)		2,590,546
Total Short-Term Investments (Cost $6,543,649)		6,544,248
Total Investments — 100.4% (Cost $1,121,501,097)		1,007,098,774
Liabilities in Excess of Other Assets — (0.4)%		(4,501,595)
NET ASSETS — 100.0%		1,002,597,179

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at August 31, 2022. The total value of securities on loan at August 31, 2022 is $2,122,327.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
DJ US Real Estate Index	45	09/16/2022	USD	1,639,800	112,340

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF August 31, 2022  (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$1,000,554,526
Investments in affiliates, at value	3,953,702
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	2,590,546
Cash	55,382
Deposits at broker for futures contracts	479,000
Receivables:
Investment securities sold	3,663,888
Dividends from non-affiliates	626,167
Dividends from affiliates	217
Securities lending income (See Note 2.B)	1,196
Total Assets	1,011,924,624
LIABILITIES:
Payables:
Investment securities purchased	6,618,772
Collateral received on securities loaned (See Note 2.B)	2,590,546
Variation margin on futures contracts	19,723
Accrued liabilities:
Management fees (See Note 3.A)	98,404
Total Liabilities	9,327,445
Net Assets	$1,002,597,179
NET ASSETS:
Paid-in-Capital	$1,084,101,890
Total distributable earnings (loss)	(81,504,711)
Total Net Assets	$1,002,597,179
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	11,150,000
Net asset value, per share	$89.92
Cost of investments in non-affiliates	$1,114,957,448
Cost of investments in affiliates	3,953,702
Investment securities on loan, at value (See Note 2.B)	2,122,327
Cost of investment of cash collateral (See Note 2.B)	2,589,947
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	August 31, 2022

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED August 31, 2022  (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$419
Interest income from affiliates	8
Dividend income from non-affiliates	17,270,617
Dividend income from affiliates	30,142
Income from securities lending (net) (See Note 2.B)	7,385
Total investment income	17,308,571
EXPENSES:
Management fees (See Note 3.A)	657,744
Interest expense to non-affiliates	183
Other	877
Total expenses	658,804
Net investment income (loss)	16,649,767
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(31,542,036)
In-kind redemptions of investments in non-affiliates (See Note 4)	61,891,468
Futures contracts	(118,403)
Net realized gain (loss)	30,231,029
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(166,226,441)
Investments in affiliates	1,699
Futures contracts	128,713
Change in net unrealized appreciation/depreciation	(166,096,029)
Net realized/unrealized gains (losses)	(135,865,000)
Change in net assets resulting from operations	$(119,215,233)
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,649,767	$28,015,841
Net realized gain (loss)	30,231,029	120,936,985
Change in net unrealized appreciation/depreciation	(166,096,029)	136,251,529
Change in net assets resulting from operations	(119,215,233)	285,204,355
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(8,533,760)	(27,102,001)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(226,930,212)	155,051,115
NET ASSETS:
Change in net assets	(354,679,205)	413,153,469
Beginning of period	1,357,276,384	944,122,915
End of period	$1,002,597,179	$1,357,276,384
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$305,521,947	$741,079,084
Cost of shares redeemed	(532,452,159)	(586,027,969)
Total change in net assets resulting from capital transactions	$(226,930,212)	$155,051,115
SHARE TRANSACTIONS:
Issued	3,125,000	8,000,000
Redeemed	(5,550,000)	(5,875,000)
Net increase (decrease) in shares from share transactions	(2,425,000)	2,125,000
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	August 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders MSCI US REIT ETF
Six Months Ended August 31, 2022 (Unaudited)	$99.98	$1.35	$(10.74)	$(9.39)	$(0.67)	$—	$(0.67)
Year Ended February 28, 2022	82.46	1.93	17.48	19.41	(1.89)	—	(1.89)
Year Ended February 28, 2021	82.62	2.07	0.28(g)	2.35	(2.51)	—	(2.51)
Year Ended February 29, 2020	81.21	2.55	0.80(g)	3.35	(1.85)	(0.09)	(1.94)
June 15, 2018 (i) through February 28, 2019	75.67	1.85	5.10	6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(i)	Commencement of operations.
(j)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	August 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$89.92	$89.96	(9.40)%	(9.40)%	$1,002,597,179	0.11%(f)	2.77%	0.11%(f)	5%
99.98	100.02	23.55	23.45	1,357,276,384	0.11	1.96	0.11	5
82.46	82.56	3.37	3.36	944,122,915	0.11	2.82	0.11	7
82.62	82.73	4.06	4.18	1,206,297,493	0.11	2.88	0.16(h)	5
81.21	81.22	9.40	9.41(j)	136,028,924	0.11(f)	3.37	0.40(f)(h)	5
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	13

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited)
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.
The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units".
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund's investments. The Administrator implements the valuation policies of the Fund's investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

14	J.P. Morgan Exchange-Traded Funds	August 31, 2022

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,007,098,774	$—	$—	$1,007,098,774
Appreciation in Other Financial Instruments
Futures Contracts (a)	$112,340	$—	$—	$112,340

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of August 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$2,122,327	$(2,122,327)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	15

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended August 31, 2022, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$1,342
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended August 31, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 2.22% (a) (b)	$10,994,199	$85,000,000	$94,000,000	$1,002*	$1,699	$1,996,900	1,997,100	$42,386*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	11,322,728	53,705,018	61,074,044	—	—	3,953,702	3,953,702	30,142	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	2,282,053	100,582,067	102,270,474	—	—	593,646	593,646	11,249*	—
Total	$24,598,980	$239,287,085	$257,344,518	$1,002	$1,699	$6,544,248		$83,777	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

16	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the six months ended August 31, 2022:

Futures Contracts:
Average Notional Balance Long	$6,171,846
Ending Notional Balance Long	1,639,800
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of August 31, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Management Fee — JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund's average daily net assets.
Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to the Fund), except for the management fee, payments under the Fund's 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount.
B. Administration Fee  — JPMIM provides administration services to the Fund. Pursuant to the Management Agreement for the Fund, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Fund. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by the Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
D. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under the Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended August 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$62,595,557	$117,134,758
During the six months ended August 31, 2022, there were no purchases or sales of U.S. Government securities.
For the six months ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Creations	In-Kind Redemptions
$302,435,791	$460,280,329
During the six months ended August 31, 2022, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,121,501,097	$30,719,899	$145,009,882	$(114,289,983)
At February 28, 2022, the Fund had net capital loss carryforwards which are available to offset future realized gains as follows:
Capital Loss Carryforward Character
Short-Term	Long-Term
$1,762,128	$—
During the year ended February 28, 2022, the Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term	Long-Term
$9,062,678	$—

18	J.P. Morgan Exchange-Traded Funds	August 31, 2022

6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of August 31, 2022, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
10.8%	32.8%
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund may not track the return of its underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return may differ from the return of the underlying index.
Because the Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility,negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2022, and continued to hold your shares at the end of the reporting period, August 31, 2022.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$906.00	$0.53	0.11%
Hypothetical	1,000.00	1,024.65	0.56	0.11

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	J.P. Morgan Exchange-Traded Funds	August 31, 2022

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan BetaBuilders MSCI US REIT ETF
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board, and now consists of Trustees from both Boards.  The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements.  The Board also met for the specific purpose of considering  management agreement annual renewals.  The Board held meetings June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the management agreement (the “Management Agreement”) for the Fund.  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 11, 2022.
As part of their review of the Management Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser.  This information includes the Fund’s performance as compared to the performance of its peers and benchmark, and analyses by the Adviser of the Fund’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks and peers.  Before voting on the Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser, counsel to the Trusts, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreement.  The Trustees also discussed the Management Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from the Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of the Fund and its shareholders.
The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under its Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy of the Fund and how it fits with the Trust’s other fund offerings;

August 31, 2022	J.P. Morgan Exchange-Traded Funds	21

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Fund;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates from providing services to the Fund. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, the Trustees concluded that the profitability to the Adviser under the Management Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered the fees earned by J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting, and other related services for the Fund, and the profitability of these arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Fund.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of Fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees noted that the management fee schedule for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that the Fund benefited from the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including to the extent

22	J.P. Morgan Exchange-Traded Funds	August 31, 2022

applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund, as applicable. The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees reviewed the Fund’s performance against its benchmark and considered the Fund’s performance information provided at regular Board meetings by the Adviser.  After consideration, the Trustees determined that the Fund’s performance was consistent with its investment objective.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by the Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as the Fund.  This review included ranking of the Fund within an expense universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Universe and Peer Group, as applicable, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for the Fund.  The Trustees compared the management fee for the Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Fund is positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of the Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the Fund’s net management fee was in the third and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second  and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	23

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund policies and procedures with respect to the disclosure of the Fund holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. August 2022.
SAN-RETF-822

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
August 31, 2022  (Unaudited)
Fund	Ticker	Listing Exchange
JPMorgan Inflation Managed Bond ETF	JCPI	Cboe BZX Exchange, Inc.
JPMorgan Realty Income ETF	JPRE	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
October 17, 2022 (Unaudited)
Dear Shareholder,
This year has proved to be challenging for financial markets as accelerating inflation, slower economic growth and the impact of the Russia-Ukraine conflict fueled a sell-off in both equities and bonds. While consumer spending and corporate profits were generally stronger than expected for the six months ended August 2022, leading financial market indexes generally ended lower.
“Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio.” — Brian S. Shlissel
In response to the highest levels of inflation in 40 years, the U.S. Federal Reserve (the “Fed”) in early March 2022 implemented its first increase in benchmark interest rates since 2018. The Fed followed up with additional rate increases in May, June, July and September of 2022. The Bank of England also raised interest rates sharply during the first half of 2022 and the European Central Bank followed in early September with an unprecedented interest rate increase of 0.75%.
Meanwhile, U.S. data indicated declines this year in spending on home and commercial construction, capital equipment and inventory, and in public sector spending at the federal, state and municipal levels in 2022. Purchasing Managers’ Index surveys in both the manufacturing and services sectors also showed broad weakness in 2022.
U.S. consumer spending rebounded modestly in August 2022 as corporate earnings and revenue were generally better than expected for the second quarter of 2022. The job market also remained a bright spot in the U.S. economy, with employment above pre-pandemic levels.
This year, investors have had to adapt to economic and financial market conditions unseen in more than a decade. After a multi-year rally in U.S. equity prices, including a sharp rebound from pandemic lows, leading equity market indexes tumbled in 2022.
Given the current circumstances in financial markets, we believe it is important that investors consider a long-term view and maintain a diversified portfolio. Our expansive suite of innovative investment solutions is designed to provide investors with tools to create durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

August 31, 2022	J.P. Morgan Exchange-Traded Funds	1

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.06)%
Market Price **	(4.28)%
Bloomberg 1-10 Year U.S. TIPS Index	(3.80)%
Bloomberg U.S. Intermediate Aggregate Index	(5.70)%
Net Assets as of 8/31/2022	$1,015,914,233
Duration as of 8/31/2022	4.5 Years
Fund Ticker	JCPI
INVESTMENT OBJECTIVE***
The JPMorgan Inflation Managed Bond ETF1 (the “Fund”) seeks to maximize inflation protected total return.
HOW DID THE MARKET PERFORM?
Already under pressure from accelerating inflation and investor expectations for rising interest rates, financial markets buckled following Russia’s invasion of Ukraine at the end of February 2022. The military conflict and the ensuing imposition of multilateral sanctions against Russia fueled volatility across equity, bond and commodities markets. Meanwhile, China’s strict anti-pandemic measures dented its economic growth and weighed on financial assets in emerging markets throughout the period.
In response to the highest rate of domestic inflation in decades, the U.S. Federal Reserve (the “Fed”) in late March 2022 raised interest rates for the first time since late 2018. The Fed followed with benchmark interest rate increases of increasing size in May, June and July 2022.
Within U.S. fixed income markets, investor demand largely turned to higher rated bonds of shorter duration. Generally, bonds of shorter duration will experience a smaller decrease in price relative to longer duration bonds when interest rates rise. Yields, which generally move in the opposite direction of bond prices, rose and the difference or “spread” between yields on the 10-year U.S. Treasury bond and other investment grade bonds widened during the period, as investors sought higher quality debt. U.S. agency mortgage-backed securities and municipal bonds underperformed other sectors of the bond market.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended August 31, 2022, the Fund underperformed the Bloomberg 1-10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index (the “Index”) and outperformed the Bloomberg U.S. Intermediate Aggregate Index.
Relative to the Index, the Fund’s allocations to so-called spread sectors, mostly investment grade corporate credit and agency mortgage-backed securities, were leading detractors from performance relative to the Index. The Fund’s shorter overall duration, its yield curve positioning and its positioning for inflation were leading contributors to performance relative to the Index.  Bonds of shorter duration generally experience a smaller decline in price relative to longer duration bonds when interest rates rise. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s inflation positioning was accomplished by manipulating the difference between its real duration and nominal duration.
The Fund’s inflation positioning was the leading contributor to performance relative to the Bloomberg U.S. Intermediate Aggregate Index.
HOW WAS THE FUND POSITIONED?
Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning.
The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using U.S. Consumer Price Index for All Urban Consumers (the “CPI-U”)  swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. In turn, the Fund pays a compounded fixed rate. U.S. Treasury TIPS adjust

2	J.P. Morgan Exchange-Traded Funds	August 31, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.51 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on April 11, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2022, the closing price was $48.40.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
the principal of the underlying bond so that it increases with inflation as measured by the CPI-U and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.
1 On April 8, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Inflation Managed Bond Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since March 31, 2010. The Fund’s performance prior to April 8, 2022 is linked to the mutual fund’s Class R6 Shares.
PORTFOLIO COMPOSITION AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	32.2%
Corporate Bonds	27.8
Asset-Backed Securities	11.1
Commercial Mortgage-Backed Securities	11.0
Mortgage-Backed Securities	7.7
Collateralized Mortgage Obligations	6.1
U.S. Government Agency Securities	1.3
Others (each less than 1.0%)	0.5
Short-Term Investments	2.5

August 31, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR
JPMorgan Inflation Managed Bond ETF
Net Asset Value	November 30, 2010**	(4.06)%	(3.68)%	2.45%	1.63%
Market Price		(4.28)	(3.89)	2.41	1.61

*	Not annualized.
**	Inception date Class R6 Shares of the Predecessor Fund (as defined below).
TEN YEAR PERFORMANCE  (8/31/12 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to April 8, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 30, 2010.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on April 11, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg
U.S. Intermediate Aggregate Index from August 31, 2012 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Realty Income ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(10.29)%
Market Price **	(10.31)%
MSCI US REIT Index	(9.37)%
Net Assets as of 8/31/2022	$927,880,481
Fund Ticker	JPRE
INVESTMENT OBJECTIVE***
The JPMorgan Realty Income ETF1 (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.
HOW DID THE MARKET PERFORM?
The U.S. real estate sector slumped during the six-month period amid accelerating inflation, rising interest rates and slower growth in the U.S. economy. Among U.S. equities, real estate investment trusts (REITs) were among the worst performing sectors, particularly among mid cap and small cap stocks. However, REITs reported record high earnings for the first quarter of 2022, in line with the broader equity market.
Within real estate equities, the hotels sector benefited from historically high U.S. household savings and pent-up consumer demand for travel. The self-storage sector also outperformed other parts of the real estate sector. However, the office sector was among the worst performers as office utilization rates remained low and the work-from-home trend continued. The retail sector continued to slump amid consumers’ preference for online shopping, though there were indications late in the period of growing demand for in-person shopping. The housing sector underperformed as mortgage rates rose and new construction slowed.
For the six months ended August 31, 2022, the S&P 500 Index returned -8.84% and the MSCI US REIT Index (the “Benchmark”) returned -9.37%.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended August 31, 2022, the Fund underperformed the Benchmark. The Fund’s overweight position in the housing sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s selection and underweight position in the office sector and its security selection in the retail sector were leading contributors to relative performance.
Leading individual detractors from the Fund’s relative performance included its overweight position in W.P. Carey Inc.
and its underweight positions in Camden Property Trust and Iron Mountain Inc. Shares of W.P. Carey, a commercial property REIT, fell after the company agreed to acquire Corporate Property Associates 18 - Global Inc. for about $2.7 billion. Shares of Camden Property Trust, a multifamily apartments REIT that the Fund no longer held at the end of the period, fell amid slower increases in apartment rental prices during the summer of 2022. Shares of Iron Mountain, a storage and data management company not held in the Fund, rose after the company reported better-than-expected cash flow for the second quarter of 2022.
Leading individual contributors to the Fund’s relative performance included its overweight positions in Host Hotels & Resorts Inc. and Invitation Homes Inc. and its underweight position in Simon Property Group Inc. Shares of Host Hotels & Resorts, a luxury hotel REIT, rose after the company reported better-than-expected cash flow and revenue for the second quarter of 2022. Shares of Invitation Homes, a single-family home rental company, rose amid increased demand for rental properties as the cost of homebuying rose during the period. Shares of Simon Property Group, a retail sector REIT not held in the Fund, fell early in the period after the company issued a weaker-than-expected forecast for 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. The adviser projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.
During the period, the Fund’s adviser sold securities in the retail, office, and hotels sectors to fund investments in the net lease, health care and industrial sectors. The adviser sought shares of companies that it believed were undervalued and would benefit from low supply growth.
1On May 20, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Realty Income Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since May 15, 2006. The Fund’s performance prior to May 20, 2022 is linked to the mutual fund’s Class R6
Shares.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Realty Income ETF
FUND COMMENTARY
SIX MONTHS ENDED August 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.30 as of August 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on May 23, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca. As of August 31, 2022, the closing price was $49.29.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF August 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	8.6%
2.	Public Storage	7.9
3.	Equinix, Inc.	7.8
4.	Realty Income Corp.	5.7
5.	Ventas, Inc.	5.6
6.	Duke Realty Corp.	5.2
7.	UDR, Inc.	4.9
8.	Rexford Industrial Realty, Inc.	4.6
9.	Sun Communities, Inc.	4.6
10.	Welltower, Inc.	4.4

PORTFOLIO COMPOSTION BY SECTOR AS OF August 31, 2022	PERCENT OF TOTAL INVESTMENTS
Apartments	30.2%
Diversified	18.7
Industrial	14.2
Health Care	12.9
Storage	7.9
Office	4.7
Shopping Centers	4.2
Hotels	3.4
Short-Term Investments	3.8

6	J.P. Morgan Exchange-Traded Funds	August 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF August 31, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR
JPMorgan Realty Income ETF
Net Asset Value	May 15, 2006**	(10.29)%	(9.66)%	6.42%	7.19%
Market Price		(10.31)	(9.68)	6.42	7.19

*	Not annualized.
**	Inception date Class R5 Shares of the Predecessor Fund (as defined below).
TEN YEAR PERFORMANCE  (8/31/12 TO 8/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-Traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Realty Income ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to May 20, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 2, 2015. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class R5 Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class R5 Shares. Inception date for the Predecessor Fund’s Class R5 Shares is May 15, 2006.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class R5 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 23, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the MSCI US REIT Index from August 31, 2012 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, except specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 32.2%
U.S. Treasury Inflation Indexed Notes
0.63%, 1/15/2024 (a)	107,518,000	135,243,202
0.38%, 1/15/2027	35,024,000	42,237,547
0.13%, 4/15/2027	92,938,000	94,652,487
0.38%, 7/15/2027	38,187,000	45,556,201
0.25%, 7/15/2029	5,413,600	6,088,289
0.13%, 1/15/2032	2,120,400	2,141,367
U.S. Treasury Notes 0.25%, 8/31/2025	1,911,800	1,735,929
Total U.S. Treasury Obligations (Cost $334,885,059)		327,655,022
Corporate Bonds — 27.9%
Aerospace & Defense — 0.9%
BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	1,000,000	910,384
Boeing Co. (The)
1.43%, 2/4/2024	841,000	806,231
4.88%, 5/1/2025	541,000	542,512
2.75%, 2/1/2026	1,150,000	1,075,929
2.20%, 2/4/2026	1,036,000	948,020
3.10%, 5/1/2026	2,392,000	2,258,471
L3Harris Technologies, Inc.
3.85%, 12/15/2026	475,000	462,346
4.85%, 4/27/2035	500,000	486,425
Leidos, Inc. 2.30%, 2/15/2031	964,000	756,670
Raytheon Technologies Corp. 3.15%, 12/15/2024	476,000	464,306
Textron, Inc. 3.00%, 6/1/2030	1,064,000	921,575
		9,632,869
Airlines — 0.0% ^
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	160,781	152,979
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	222,000	171,163
Automobiles — 0.6%
General Motors Co. 6.13%, 10/1/2025	656,000	675,200
Hyundai Capital America
2.85%, 11/1/2022 (b)	266,000	265,573
3.00%, 2/10/2027 (b)	1,291,000	1,178,806
2.38%, 10/15/2027 (b)	479,000	417,538
1.80%, 1/10/2028 (b)	308,000	255,976
Mercedes-Benz Finance North America LLC (Germany) 2.13%, 3/10/2025 (b)	1,250,000	1,182,980
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobiles — continued
Nissan Motor Co. Ltd. (Japan)
4.35%, 9/17/2027 (b)	800,000	740,678
4.81%, 9/17/2030 (b)	800,000	716,205
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (b)	378,000	299,588
Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (b)	621,000	526,638
		6,259,182
Banks — 6.2%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (b) (c)	1,000,000	835,892
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	800,000	793,345
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	1,000,000	983,247
Banco Santander SA (Spain)
5.15%, 8/18/2025	200,000	199,038
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200,000	172,167
2.75%, 12/3/2030	600,000	465,887
Bank of America Corp.
3.30%, 1/11/2023	32,000	31,975
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (c)	1,133,000	1,128,417
4.00%, 1/22/2025	1,100,000	1,090,962
(SOFR + 1.33%), 3.38%, 4/2/2026 (c)	556,000	536,523
(SOFR + 1.15%), 1.32%, 6/19/2026 (c)	21,000	19,105
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	1,446,000	1,295,845
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	964,000	855,407
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	1,819,000	1,741,204
(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	2,874,000	2,263,584
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	1,125,000	967,381
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Bank of Montreal (Canada)
2.35%, 9/11/2022	100,000	99,989
2.50%, 6/28/2024	500,000	488,386
(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	764,000	760,633
Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	1,580,000	1,564,025
Bank of Nova Scotia (The) (Canada) 2.20%, 2/3/2025	600,000	571,943
Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	1,255,000	1,226,813
BNP Paribas SA (France)
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (b) (c)	500,000	498,749
(SOFR + 2.07%), 2.22%, 6/9/2026 (b) (c)	800,000	737,425
4.63%, 3/13/2027 (b)	1,000,000	974,130
Canadian Imperial Bank of Commerce (Canada) 3.10%, 4/2/2024	1,014,000	999,356
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	482,000	472,382
(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	3,556,000	3,138,765
4.45%, 9/29/2027	714,000	696,132
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	1,146,000	994,457
Citizens Financial Group, Inc. 2.64%, 9/30/2032	500,000	397,694
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (b) (c)	1,000,000	883,819
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (b) (c)	1,500,000	1,376,659
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	874,000	767,971
Discover Bank
2.45%, 9/12/2024	900,000	864,301
3.45%, 7/27/2026	447,000	423,299
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	1,450,000	1,254,496
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	1,800,000	1,790,064
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,250,000	1,214,246
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	640,000	624,674
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	300,000	253,637
(SOFR + 2.39%), 2.85%, 6/4/2031 (c)	941,000	777,110
Huntington Bancshares, Inc. (SOFR + 2.05%), 5.02%, 5/17/2033 (c)	1,122,000	1,105,524
ING Groep NV (Netherlands)
3.95%, 3/29/2027	406,000	390,332
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	480,000	425,032
KeyCorp (SOFR + 1.25%), 3.88%, 5/23/2025 (c)	184,000	182,400
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (c)	350,000	328,879
3.75%, 1/11/2027	869,000	828,442
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 2/25/2025	1,550,000	1,468,997
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	850,000	762,737
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (b)	1,000,000	995,778
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	1,000,000	994,425
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	286,000	250,379
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	620,000	596,516
NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (b)	577,000	536,948
Nordea Bank Abp (Finland)
4.25%, 9/21/2022 (b)	591,000	591,242
1.50%, 9/30/2026 (b)	900,000	796,628
PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	1,014,000	889,228
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Royal Bank of Canada (Canada) 4.65%, 1/27/2026	1,061,000	1,069,009
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025 (c)	1,632,000	1,526,830
Societe Generale SA (France)
2.63%, 1/22/2025 (b)	1,200,000	1,130,711
4.25%, 4/14/2025 (b)	400,000	391,666
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	937,000	810,995
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.70%, 7/16/2024	1,982,000	1,922,026
2.35%, 1/15/2025	800,000	762,088
Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	515,000	464,664
Toronto-Dominion Bank (The) (Canada) 3.77%, 6/6/2025	970,000	959,035
Truist Bank 2.75%, 5/1/2023	1,500,000	1,491,988
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	635,000	537,294
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	600,000	517,417
Wachovia Corp. 7.57%, 8/1/2026 (d)	660,000	719,982
Wells Fargo & Co.
(SOFR + 1.09%), 2.41%, 10/30/2025 (c)	1,146,000	1,095,027
(SOFR + 1.43%), 2.88%, 10/30/2030 (c)	964,000	845,561
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c)	500,000	469,521
		63,088,435
Beverages — 0.3%
Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026	1,196,000	1,175,546
Coca-Cola Europacific Partners plc (United Kingdom) 1.50%, 1/15/2027 (b)	1,400,000	1,234,329
Constellation Brands, Inc.
3.15%, 8/1/2029	400,000	359,614
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Beverages — continued
2.88%, 5/1/2030	119,000	103,675
Keurig Dr Pepper, Inc. 4.42%, 5/25/2025	178,000	179,222
		3,052,386
Biotechnology — 0.6%
AbbVie, Inc.
3.85%, 6/15/2024	1,196,000	1,190,060
2.95%, 11/21/2026	1,891,000	1,783,786
4.25%, 11/14/2028	964,000	946,895
Amgen, Inc.
1.65%, 8/15/2028	356,000	307,051
3.35%, 2/22/2032	397,000	358,946
Biogen, Inc. 2.25%, 5/1/2030	594,000	485,227
Gilead Sciences, Inc.
3.70%, 4/1/2024	964,000	961,860
3.50%, 2/1/2025	35,000	34,526
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	381,000	301,295
		6,369,646
Building Products — 0.0% ^
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (b)	222,000	210,858
Capital Markets — 2.2%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	550,000	547,219
Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023 (b)	470,000	469,508
Blackstone Secured Lending Fund 3.65%, 7/14/2023	550,000	544,823
Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	814,000	803,626
Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	1,920,000	1,873,818
Credit Suisse Group AG (Switzerland) (SOFR + 1.73%), 3.09%, 5/14/2032 (b) (c)	378,000	285,694
Deutsche Bank AG (Germany)
3.95%, 2/27/2023	500,000	498,213
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	360,000	347,197
(SOFR + 1.32%), 2.55%, 1/7/2028 (c)	500,000	426,249
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	626,000	484,672
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	388,000	380,373
4.25%, 10/21/2025	1,523,000	1,502,254
3.50%, 11/16/2026	1,678,000	1,611,910
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	964,000	911,228
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	500,000	478,083
(SOFR + 1.09%), 1.99%, 1/27/2032 (c)	764,000	604,134
Invesco Finance plc 3.75%, 1/15/2026	436,000	425,706
Macquarie Bank Ltd. (Australia) 2.30%, 1/22/2025 (b)	964,000	918,617
Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (c)	200,000	196,139
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	1,913,000	1,796,897
4.35%, 9/8/2026	4,103,000	4,054,781
Nomura Holdings, Inc. (Japan)
2.33%, 1/22/2027	1,000,000	890,014
2.68%, 7/16/2030	453,000	369,473
S&P Global, Inc.
4.25%, 5/1/2029 (b)	346,000	341,358
2.90%, 3/1/2032 (b)	538,000	477,155
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	437,000	428,936
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (b) (c)	449,000	392,315
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (c)	750,000	600,900
		22,661,292
Chemicals — 0.3%
International Flavors & Fragrances, Inc. 1.83%, 10/15/2027 (b)	310,000	265,584
LYB International Finance III LLC 2.25%, 10/1/2030	964,000	789,908
Mosaic Co. (The) 3.25%, 11/15/2022	243,000	242,921
Nutrien Ltd. (Canada) 2.95%, 5/13/2030	200,000	177,184
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — continued
RPM International, Inc. 2.95%, 1/15/2032	238,000	194,012
Sherwin-Williams Co. (The) 3.30%, 2/1/2025	225,000	220,756
Westlake Corp. 3.60%, 8/15/2026	1,092,000	1,057,131
		2,947,496
Construction & Engineering — 0.1%
Quanta Services, Inc.
2.90%, 10/1/2030	175,000	149,473
2.35%, 1/15/2032	668,000	527,801
		677,274
Construction Materials — 0.1%
CRH America, Inc. (Ireland) 3.88%, 5/18/2025 (b)	250,000	245,916
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	260,000	247,740
3.50%, 12/15/2027	300,000	286,446
		780,102
Consumer Finance — 1.6%
AerCap Ireland Capital DAC (Ireland)
3.30%, 1/23/2023	1,200,000	1,194,969
4.50%, 9/15/2023	234,000	232,783
2.88%, 8/14/2024	700,000	668,673
4.45%, 10/1/2025	800,000	774,556
2.45%, 10/29/2026	1,404,000	1,237,982
3.00%, 10/29/2028	635,000	539,825
American Express Co.
2.50%, 7/30/2024	964,000	937,580
2.55%, 3/4/2027	328,000	304,587
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (b)	814,000	798,058
3.95%, 7/1/2024 (b)	660,000	630,198
5.50%, 1/15/2026 (b)	400,000	385,694
2.13%, 2/21/2026 (b)	844,000	727,461
4.25%, 4/15/2026 (b)	1,044,000	962,205
4.38%, 5/1/2026 (b)	1,346,000	1,244,270
2.53%, 11/18/2027 (b)	3,459,000	2,824,974
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (c)	580,000	574,707
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	1,061,000	845,606
General Motors Financial Co., Inc.
1.20%, 10/15/2024	480,000	448,768
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
2.35%, 1/8/2031	1,343,000	1,039,932
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (b)	392,000	387,085
		16,759,913
Containers & Packaging — 0.1%
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	513,000	458,568
Packaging Corp. of America 3.00%, 12/15/2029	300,000	267,284
WRKCo, Inc.
3.00%, 9/15/2024	350,000	340,568
4.90%, 3/15/2029	150,000	149,646
		1,216,066
Diversified Financial Services — 0.4%
Hutchison Whampoa International 12 II Ltd. (United Kingdom) 3.25%, 11/8/2022 (b)	490,000	489,774
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	1,700,000	1,488,492
Mitsubishi HC Capital, Inc. (Japan) 3.96%, 9/19/2023 (b)	820,000	815,573
National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	1,196,000	1,148,416
Siemens Financieringsmaatschappij NV (Germany) 3.13%, 3/16/2024 (b)	400,000	395,584
		4,337,839
Diversified Telecommunication Services — 0.6%
AT&T, Inc. 1.65%, 2/1/2028	2,871,000	2,466,324
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	1,100,000	928,792
Verizon Communications, Inc.
2.63%, 8/15/2026	1,913,000	1,802,799
4.02%, 12/3/2029	533,000	511,380
		5,709,295
Electric Utilities — 1.6%
American Electric Power Co., Inc. 2.03%, 3/15/2024	295,000	285,728
Arizona Public Service Co. 3.35%, 6/15/2024	372,000	364,611
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028 (b)	476,000	442,491
4.55%, 11/15/2030 (b)	290,000	283,386
DTE Electric Co. 3.65%, 3/15/2024	482,000	480,747
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Duke Energy Carolinas LLC 6.45%, 10/15/2032	50,000	55,867
Duquesne Light Holdings, Inc.
2.53%, 10/1/2030 (b)	421,000	343,497
2.78%, 1/7/2032 (b)	254,000	207,117
Edison International 3.55%, 11/15/2024	1,014,000	991,224
Entergy Arkansas LLC
3.05%, 6/1/2023	729,000	724,510
3.50%, 4/1/2026	242,000	236,910
Entergy Mississippi LLC 2.85%, 6/1/2028	251,000	228,357
Evergy, Inc. 2.90%, 9/15/2029	368,000	322,880
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	1,324,000	1,220,886
Fortis, Inc. (Canada) 3.06%, 10/4/2026	541,000	506,268
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	100,000	99,563
Interstate Power and Light Co. 4.10%, 9/26/2028	964,000	951,283
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	251,000	219,301
Jersey Central Power & Light Co. 2.75%, 3/1/2032 (b)	288,000	243,332
Kentucky Utilities Co. 3.30%, 10/1/2025	200,000	194,139
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	150,000	126,435
Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	902,000	875,420
NRG Energy, Inc. 2.45%, 12/2/2027 (b)	445,000	380,998
OGE Energy Corp. 0.70%, 5/26/2023	208,000	203,049
Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	300,000	324,109
Pacific Gas and Electric Co.
3.25%, 2/16/2024	1,196,000	1,169,855
4.55%, 7/1/2030	1,146,999	1,020,048
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	256,000	236,896
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	1,065,000	1,031,240
PPL Electric Utilities Corp. 2.50%, 9/1/2022	224,000	224,000
Public Service Co. of New Hampshire 3.50%, 11/1/2023	283,000	282,286
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
SCE Recovery Funding LLC Series A-2, 1.94%, 5/15/2038	285,000	215,474
Southern Co. (The) Series 21-B, 1.75%, 3/15/2028	500,000	427,999
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	1,020,000	1,006,726
		15,926,632
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 3.88%, 1/12/2028	890,000	839,414
Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC 3.34%, 12/15/2027	250,000	233,841
Halliburton Co. 2.92%, 3/1/2030	150,000	132,563
Schlumberger Holdings Corp. 3.75%, 5/1/2024 (b)	460,000	456,703
		823,107
Entertainment — 0.1%
Walt Disney Co. (The) 7.43%, 10/1/2026	600,000	669,357
Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/2027	285,000	278,162
3.38%, 8/15/2031	675,000	601,455
American Tower Corp.
1.45%, 9/15/2026	1,988,000	1,746,251
1.50%, 1/31/2028	545,000	458,365
AvalonBay Communities, Inc. 3.35%, 5/15/2027	225,000	214,181
Boston Properties LP 3.80%, 2/1/2024	873,000	866,737
Brixmor Operating Partnership LP
3.85%, 2/1/2025	375,000	365,663
2.25%, 4/1/2028	186,000	157,125
2.50%, 8/16/2031	450,000	348,245
Corporate Office Properties LP 2.00%, 1/15/2029	257,000	203,001
Crown Castle, Inc. 4.45%, 2/15/2026	1,146,000	1,140,246
Equinix, Inc. 2.90%, 11/18/2026	1,123,000	1,047,725
Essex Portfolio LP 1.65%, 1/15/2031	529,000	411,073
Extra Space Storage LP 2.35%, 3/15/2032	964,000	756,977
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	163,000	154,178
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Healthcare Trust of America Holdings LP
3.10%, 2/15/2030	269,000	231,800
2.00%, 3/15/2031	575,000	447,289
Healthpeak Properties, Inc. 2.13%, 12/1/2028	310,000	266,501
Kilroy Realty LP 2.65%, 11/15/2033	814,000	618,290
Life Storage LP
2.20%, 10/15/2030	550,000	441,597
2.40%, 10/15/2031	476,000	379,892
Mid-America Apartments LP 1.70%, 2/15/2031	387,000	307,432
National Retail Properties, Inc.
3.60%, 12/15/2026	247,000	235,185
4.30%, 10/15/2028	550,000	525,749
Office Properties Income Trust
2.65%, 6/15/2026	218,000	175,515
2.40%, 2/1/2027	734,000	555,044
3.45%, 10/15/2031	466,000	310,641
Physicians Realty LP 2.63%, 11/1/2031	469,000	375,847
Public Storage 2.25%, 11/9/2031	495,000	414,811
Regency Centers LP
2.95%, 9/15/2029	566,000	494,134
3.70%, 6/15/2030	400,000	363,320
Sabra Health Care LP 3.20%, 12/1/2031	652,000	518,437
Safehold Operating Partnership LP 2.80%, 6/15/2031	1,022,000	821,391
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	400,000	387,215
SITE Centers Corp. 3.63%, 2/1/2025	100,000	96,242
UDR, Inc.
2.95%, 9/1/2026	106,000	98,835
3.50%, 7/1/2027	305,000	289,262
3.20%, 1/15/2030	260,000	230,619
2.10%, 8/1/2032	306,000	235,763
2.10%, 6/15/2033	400,000	300,770
Ventas Realty LP
3.75%, 5/1/2024	452,000	447,018
3.50%, 2/1/2025	90,000	87,840
4.13%, 1/15/2026	45,000	44,139
3.25%, 10/15/2026	345,000	326,045
Welltower, Inc.
4.50%, 1/15/2024	864,000	866,677
2.75%, 1/15/2032	600,000	497,117
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
WP Carey, Inc.
2.40%, 2/1/2031	285,000	231,668
2.25%, 4/1/2033	1,346,000	1,023,513
		21,394,982
Food & Staples Retailing — 0.3%
7-Eleven, Inc. 1.30%, 2/10/2028 (b)	1,069,000	892,284
Kroger Co. (The) 4.50%, 1/15/2029	914,000	907,234
Sysco Corp. 3.25%, 7/15/2027	600,000	568,112
Walmart, Inc. 3.30%, 4/22/2024	200,000	199,087
		2,566,717
Food Products — 0.4%
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	864,000	802,122
Campbell Soup Co.
3.95%, 3/15/2025	300,000	297,312
2.38%, 4/24/2030	576,000	486,544
Cargill, Inc.
2.13%, 4/23/2030 (b)	400,000	341,744
1.70%, 2/2/2031 (b)	864,000	700,077
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89,000	89,265
Smithfield Foods, Inc. 5.20%, 4/1/2029 (b)	556,000	539,844
Tyson Foods, Inc. 3.90%, 9/28/2023	500,000	499,840
		3,756,748
Gas Utilities — 0.0% ^
ONE Gas, Inc. 2.00%, 5/15/2030	248,000	204,593
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories
3.88%, 9/15/2025	600,000	603,300
3.75%, 11/30/2026	650,000	652,003
Becton Dickinson and Co.
3.36%, 6/6/2024	46,000	45,452
3.70%, 6/6/2027	482,000	468,125
		1,768,880
Health Care Providers & Services — 0.7%
Cigna Corp.
3.50%, 6/15/2024	400,000	396,959
4.38%, 10/15/2028	964,000	949,332
CommonSpirit Health
3.35%, 10/1/2029	697,000	622,971
2.78%, 10/1/2030	582,000	487,248
CVS Health Corp. 1.88%, 2/28/2031	1,623,000	1,305,587
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
HCA, Inc. 4.13%, 6/15/2029	1,678,000	1,544,660
Humana, Inc. 3.95%, 3/15/2027	650,000	632,521
Quest Diagnostics, Inc.
2.95%, 6/30/2030	93,000	82,160
2.80%, 6/30/2031	669,000	570,506
UnitedHealth Group, Inc. 2.75%, 2/15/2023	365,000	364,019
		6,955,963
Hotels, Restaurants & Leisure — 0.2%
Expedia Group, Inc. 3.25%, 2/15/2030	1,346,000	1,164,059
Starbucks Corp. 2.25%, 3/12/2030	814,000	690,556
		1,854,615
Industrial Conglomerates — 0.1%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,600,000	1,512,856
Insurance — 1.2%
AIA Group Ltd. (Hong Kong)
3.60%, 4/9/2029 (b)	595,000	565,548
3.38%, 4/7/2030 (b)	200,000	184,850
Allstate Corp. (The) 3.15%, 6/15/2023	651,000	648,573
American International Group, Inc. 3.90%, 4/1/2026	400,000	393,427
Assurant, Inc. 4.20%, 9/27/2023	109,000	108,816
Athene Global Funding
2.75%, 6/25/2024 (b)	550,000	527,880
2.72%, 1/7/2029 (b)	1,064,000	902,868
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (b)	528,000	498,061
CNA Financial Corp.
3.95%, 5/15/2024	499,000	497,354
4.50%, 3/1/2026	364,000	364,775
CNO Global Funding
1.75%, 10/7/2026 (b)	531,000	472,790
2.65%, 1/6/2029 (b)	400,000	345,518
F&G Global Funding 2.30%, 4/11/2027 (b)	1,014,000	902,084
Guardian Life Global Funding
3.40%, 4/25/2023 (b)	230,000	229,318
0.88%, 12/10/2025 (b)	764,000	680,999
Jackson National Life Global Funding 3.05%, 4/29/2026 (b)	1,084,000	1,025,399
Liberty Mutual Group, Inc.
4.25%, 6/15/2023 (b)	210,000	209,719
4.57%, 2/1/2029 (b)	964,000	937,788
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	449,000	444,692
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	656,000	655,358
Principal Financial Group, Inc. 3.70%, 5/15/2029	764,000	718,580
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	650,000	709,648
		12,024,045
Internet & Direct Marketing Retail — 0.1%
eBay, Inc. 2.60%, 5/10/2031	1,196,000	990,984
IT Services — 0.1%
Global Payments, Inc.
2.15%, 1/15/2027	713,000	633,375
3.20%, 8/15/2029	600,000	523,992
		1,157,367
Leisure Products — 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	814,000	745,548
Media — 0.6%
Charter Communications Operating LLC 4.91%, 7/23/2025	1,528,000	1,522,762
Comcast Corp.
3.70%, 4/15/2024	964,000	960,766
4.15%, 10/15/2028	1,014,000	1,005,153
Discovery Communications LLC 3.95%, 3/20/2028	864,000	793,656
Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285,000	283,628
Paramount Global 2.90%, 1/15/2027	539,000	500,853
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	482,000	555,016
		5,621,834
Metals & Mining — 0.1%
Glencore Funding LLC (Australia)
2.50%, 9/1/2030 (b)	500,000	406,547
2.85%, 4/27/2031 (b)	400,000	329,977
Steel Dynamics, Inc. 1.65%, 10/15/2027	374,000	319,659
Teck Resources Ltd. (Canada) 3.90%, 7/15/2030	400,000	361,227
		1,417,410
Multi-Utilities — 0.3%
CenterPoint Energy, Inc. 1.45%, 6/1/2026	288,000	259,749
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — continued
CMS Energy Corp. 2.95%, 2/15/2027	170,000	157,739
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	668,000	649,713
Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	332,000	331,984
PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	225,000	179,290
Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	781,000	621,522
Puget Energy, Inc. 2.38%, 6/15/2028	234,000	203,582
WEC Energy Group, Inc. 1.38%, 10/15/2027	764,000	659,894
		3,063,473
Oil, Gas & Consumable Fuels — 2.0%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	730,000	651,184
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (b)	886,000	855,533
BP Capital Markets America, Inc.
4.23%, 11/6/2028	482,000	477,956
2.72%, 1/12/2032	1,146,000	999,303
Cameron LNG LLC 2.90%, 7/15/2031 (b)	146,000	128,192
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	714,000	728,520
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	656,000	626,028
Ecopetrol SA (Colombia)
4.13%, 1/16/2025	449,000	422,141
5.38%, 6/26/2026	737,000	690,661
Energy Transfer LP
5.95%, 12/1/2025	506,000	518,464
4.40%, 3/15/2027	494,000	478,637
5.50%, 6/1/2027	244,000	246,458
Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (b)	1,145,000	1,141,034
Enterprise Products Operating LLC 3.95%, 2/15/2027	578,000	571,641
Flex Intermediate Holdco LLC 3.36%, 6/30/2031 (b)	1,560,000	1,288,106
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	312,000	287,076
3.45%, 10/15/2027 (b)	964,000	882,607
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	95,000	92,156
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.88%, 4/1/2026 (b)	500,000	504,348
Kinder Morgan, Inc. 3.15%, 1/15/2023	1,446,000	1,442,993
MPLX LP
3.38%, 3/15/2023	200,000	199,846
4.13%, 3/1/2027	518,000	502,176
4.25%, 12/1/2027	118,000	114,016
2.65%, 8/15/2030	514,000	428,468
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	271,000	226,277
Ovintiv Exploration, Inc. 5.38%, 1/1/2026	480,000	488,208
Phillips 66 2.15%, 12/15/2030	186,000	152,494
Pioneer Natural Resources Co.
1.13%, 1/15/2026	660,000	589,639
1.90%, 8/15/2030	582,000	474,183
Plains All American Pipeline LP
4.65%, 10/15/2025	407,000	402,485
3.55%, 12/15/2029	100,000	87,524
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	250,000	239,333
Saudi Arabian Oil Co. (Saudi Arabia) 1.63%, 11/24/2025 (b)	210,000	194,250
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	282,000	291,764
Targa Resources Partners LP 4.00%, 1/15/2032	153,000	133,984
Texas Eastern Transmission LP 2.80%, 10/15/2022 (b)	1,099,000	1,096,759
TotalEnergies Capital International SA (France) 2.70%, 1/25/2023	200,000	198,996
Valero Energy Corp. 2.85%, 4/15/2025	294,000	284,638
Williams Cos., Inc. (The) 2.60%, 3/15/2031	1,296,000	1,082,662
		20,220,740
Personal Products — 0.1%
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029 (b)	632,000	574,107
Pharmaceuticals — 0.4%
AstraZeneca plc (United Kingdom) 0.70%, 4/8/2026	400,000	356,062
Bristol-Myers Squibb Co. 2.90%, 7/26/2024	638,000	629,780
Mylan, Inc. 3.13%, 1/15/2023 (b)	600,000	597,898
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	656,000	627,033
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — continued
Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	1,500,000	1,254,035
Zoetis, Inc. 3.00%, 9/12/2027	864,000	818,694
		4,283,502
Real Estate Management & Development — 0.1%
Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (b)	219,000	212,728
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (b)	325,000	312,459
		525,187
Road & Rail — 0.6%
CSX Corp.
3.25%, 6/1/2027	1,032,000	994,045
4.25%, 3/15/2029	500,000	494,398
ERAC USA Finance LLC 3.85%, 11/15/2024 (b)	632,000	621,376
JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	400,000	393,703
Norfolk Southern Corp.
3.85%, 1/15/2024	714,000	713,210
2.90%, 6/15/2026	200,000	191,059
Penske Truck Leasing Co. LP 4.20%, 4/1/2027 (b)	1,196,000	1,150,346
Triton Container International Ltd. (Bermuda)
2.05%, 4/15/2026 (b)	964,000	848,513
3.25%, 3/15/2032	760,000	595,080
		6,001,730
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc. 4.11%, 9/15/2028	1,666,000	1,585,650
Marvell Technology, Inc. 2.95%, 4/15/2031	650,000	532,912
Microchip Technology, Inc.
0.97%, 2/15/2024	798,000	759,686
0.98%, 9/1/2024	600,000	560,493
NXP BV (China) 2.50%, 5/11/2031	1,196,000	956,277
TSMC Arizona Corp. (Taiwan) 4.25%, 4/22/2032	985,000	964,512
Xilinx, Inc. 2.38%, 6/1/2030	600,000	523,089
		5,882,619
Software — 0.2%
Oracle Corp.
2.88%, 3/25/2031	1,496,000	1,240,139
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
6.50%, 4/15/2038	50,000	50,688
Roper Technologies, Inc. 3.80%, 12/15/2026	964,000	943,674
Workday, Inc. 3.50%, 4/1/2027	320,000	305,264
		2,539,765
Specialty Retail — 0.2%
Advance Auto Parts, Inc. 3.50%, 3/15/2032	500,000	424,408
AutoZone, Inc. 1.65%, 1/15/2031	787,000	619,953
O'Reilly Automotive, Inc.
3.55%, 3/15/2026	300,000	292,490
3.60%, 9/1/2027	463,000	446,362
		1,783,213
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc. 2.75%, 1/13/2025	861,000	844,559
Dell International LLC
4.90%, 10/1/2026	600,000	602,314
5.30%, 10/1/2029	664,000	657,979
		2,104,852
Thrifts & Mortgage Finance — 0.2%
BPCE SA (France)
(SOFR + 1.09%), 2.05%, 10/19/2027 (b) (c)	1,114,000	970,819
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (c)	694,000	537,454
Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (b)	963,000	868,751
		2,377,024
Tobacco — 0.2%
Altria Group, Inc. 2.45%, 2/4/2032	1,032,000	779,991
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	500,000	488,398
2.26%, 3/25/2028	1,026,000	865,885
		2,134,274
Trading Companies & Distributors — 0.5%
Air Lease Corp.
3.88%, 7/3/2023	400,000	398,662
3.00%, 9/15/2023	1,346,000	1,327,143
1.88%, 8/15/2026	624,000	545,851
3.63%, 4/1/2027	964,000	891,758
Aircastle Ltd. 4.40%, 9/25/2023	550,000	546,586
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — continued
Aviation Capital Group LLC 5.50%, 12/15/2024 (b)	824,000	806,704
BOC Aviation Ltd. (Singapore) 3.50%, 10/10/2024 (b)	400,000	390,200
		4,906,904
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc. (Canada) 3.80%, 3/15/2032 (b)	1,092,000	996,675
T-Mobile USA, Inc.
2.05%, 2/15/2028	739,000	641,362
3.88%, 4/15/2030	961,000	888,182
		2,526,219
Total Corporate Bonds (Cost $312,744,887)		283,181,456
Asset-Backed Securities — 11.1%
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	381,137	341,638
Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	488,253	435,236
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	1,966,000	1,731,056
American Airlines Pass-Through Trust
Series 2016-3, Class AA, 3.00%, 10/15/2028	152,345	136,866
Series 2017-1, Class AA, 3.65%, 2/15/2029	206,917	189,095
Series 2021-1, Class B, 3.95%, 7/11/2030	1,391,000	1,157,589
American Credit Acceptance Receivables Trust
Series 2022-1, Class A, 0.99%, 12/15/2025 (b)	1,039,534	1,022,569
Series 2022-2, Class A, 2.66%, 2/13/2026 (b)	723,740	715,794
American Tower Trust #1, 3.07%, 3/15/2023 (b)	504,000	501,263
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class A3, 1.11%, 8/19/2024	65,202	65,112
Series 2020-2, Class A3, 0.66%, 12/18/2024	70,666	70,227
Series 2021-1, Class A3, 0.37%, 8/18/2025	977,172	960,215
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2020-3, Class B, 0.76%, 12/18/2025	740,000	713,760
Series 2021-2, Class B, 0.69%, 1/19/2027	704,000	665,853
Series 2022-2, Class A3, 4.38%, 4/18/2028	81,000	80,996
AMSR Trust
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (b)	2,019,000	1,856,026
Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (b)	526,971	484,958
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (b)	1,630,423	1,558,909
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026 (b)	710,000	668,557
BA Credit Card Trust Series 2020-A1, Class A1, 0.34%, 5/15/2026	930,000	889,856
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	278,275	260,251
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	1,152,268	1,097,634
CarMax Auto Owner Trust
Series 2019-1, Class A3, 3.05%, 3/15/2024	14,686	14,686
Series 2020-1, Class A3, 1.89%, 12/16/2024	339,351	336,385
Series 2020-3, Class A3, 0.62%, 3/17/2025	378,173	372,285
Series 2021-1, Class A3, 0.34%, 12/15/2025	2,363,606	2,300,929
Series 2022-2, Class A3, 3.49%, 2/16/2027	1,038,000	1,031,177
Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	1,230,000	1,160,687
Series 2022-P3, Class A3, 4.61%, 11/10/2027 (e)	245,000	244,962
Series 2021-P4, Class A4, 1.64%, 12/10/2027	2,700,000	2,482,485
CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (b)	384,558	377,049
CoreVest American Finance Trust
Series 2019-3, Class A, 2.71%, 10/15/2052 (b)	175,352	167,135
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-1, Class A, 4.74%, 6/17/2055 (b) (f)	548,969	548,935
CPS Auto Receivables Trust
Series 2021-B, Class B, 0.81%, 12/15/2025 (b)	1,248,000	1,229,063
Series 2022-C, Class B, 4.88%, 4/15/2030 (b)	2,200,000	2,183,001
Credit Acceptance Auto Loan Trust
Series 2019-3A, Class A, 2.38%, 11/15/2028 (b)	19,799	19,780
Series 2020-1A, Class A, 2.01%, 2/15/2029 (b)	416,900	416,181
Series 2020-2A, Class A, 1.37%, 7/16/2029 (b)	3,086,059	3,045,891
Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	2,000,000	1,953,683
Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,396,000	1,339,538
Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	695,000	664,008
Drive Auto Receivables Trust Series 2021-3, Class B, 1.11%, 5/15/2026	357,000	345,636
DT Auto Owner Trust
Series 2020-3A, Class B, 0.91%, 12/16/2024 (b)	384,408	381,838
Series 2021-1A, Class B, 0.62%, 9/15/2025 (b)	272,000	267,786
Series 2022-1A, Class A, 1.58%, 4/15/2026 (b)	1,533,045	1,509,037
Series 2022-2A, Class A, 2.88%, 6/15/2026 (b)	1,284,807	1,269,594
Series 2021-3A, Class C, 0.87%, 5/17/2027 (b)	1,292,000	1,219,147
Series 2021-4A, Class D, 1.99%, 9/15/2027 (b)	760,000	682,814
Exeter Automobile Receivables Trust
Series 2022-1A, Class A2, 1.15%, 6/17/2024	1,088,837	1,085,228
Series 2021-1A, Class B, 0.50%, 2/18/2025	227,777	227,353
Series 2021-2A, Class B, 0.57%, 9/15/2025	700,370	694,318
Series 2021-3A, Class B, 0.69%, 1/15/2026	594,000	581,525
Series 2022-3A, Class A3, 4.21%, 1/15/2026	400,000	398,000
Series 2021-4A, Class B, 1.05%, 5/15/2026	946,000	915,968
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-4A, Class C, 4.92%, 12/15/2028	1,076,000	1,069,800
Fifth Third Auto Trust Series 2019-1, Class A4, 2.69%, 11/16/2026	328,474	327,796
First Investors Auto Owner Trust Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	114,450	112,921
FirstKey Homes Trust
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (b)	1,071,410	983,921
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 ‡ (b)	600,000	518,659
Series 2021-SFR2, Class D, 2.06%, 9/17/2038 ‡ (b)	2,900,000	2,506,676
Flagship Credit Auto Trust
Series 2020-4, Class A, 0.53%, 4/15/2025 (b)	344,219	342,730
Series 2019-4, Class C, 2.77%, 12/15/2025 (b)	310,000	306,949
Series 2021-4, Class A, 0.81%, 7/17/2026 (b)	997,949	972,126
Series 2022-1, Class A, 1.79%, 10/15/2026 (b)	1,975,922	1,914,827
Series 2021-3, Class A, 0.36%, 7/15/2027 (b)	1,086,934	1,060,546
Ford Credit Auto Lease Trust
Series 2020-B, Class A4, 0.69%, 10/15/2023	391,132	390,494
Series 2021-A, Class A3, 0.26%, 2/15/2024	631,662	628,102
Ford Credit Auto Owner Trust Series 2018-B, Class A4, 3.38%, 3/15/2024	120,945	120,954
FRTKL Series 2021-SFR1, Class A, 1.57%, 9/17/2038 (b)	2,118,000	1,872,391
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class A, 0.84%, 7/15/2025 (b)	1,076,542	1,056,882
Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	408,000	400,158
Series 2021-3A, Class C, 1.11%, 9/15/2026 (b)	815,000	760,690
GM Financial Automobile Leasing Trust
Series 2020-3, Class A3, 0.45%, 8/21/2023	156,133	155,750
Series 2021-3, Class A3, 0.39%, 10/21/2024	1,137,000	1,100,772
Series 2021-1, Class A4, 0.33%, 2/20/2025	1,000,000	976,733
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-2, Class A3, 3.42%, 6/20/2025	1,057,000	1,049,154
GM Financial Consumer Automobile Receivables Trust
Series 2020-1, Class A3, 1.84%, 9/16/2024	1,136,283	1,131,004
Series 2021-1, Class A3, 0.35%, 10/16/2025	416,412	405,667
Series 2021-1, Class A4, 0.54%, 5/17/2027	2,800,000	2,625,790
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	147,594	142,118
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (b)	922,000	857,049
Home Partners of America Trust Series 2022-1, Class D, 4.73%, 4/17/2039 ‡ (b)	1,183,439	1,122,596
Honda Auto Receivables Owner Trust Series 2019-4, Class A3, 1.83%, 1/18/2024	142,273	141,632
Hyundai Auto Lease Securitization Trust
Series 2020-B, Class A3, 0.51%, 9/15/2023 (b)	462,837	461,083
Series 2021-A, Class A3, 0.33%, 1/16/2024 (b)	358,390	355,411
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (b)	177,000	174,995
Mercedes-Benz Auto Lease Trust Series 2021-A, Class A3, 0.25%, 1/16/2024	566,385	559,811
MVW LLC
Series 2021-2A, Class A, 1.43%, 5/20/2039 (b)	1,018,744	917,061
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (b)	211,601	195,010
Nissan Auto Lease Trust Series 2020-B, Class A3, 0.43%, 10/16/2023	311,433	310,417
Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	560,019	553,412
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (b) (d)	1,017,591	957,580
Progress Residential Trust
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	785,000	717,112
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 ‡ (b)	350,000	304,479
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (b)	1,144,000	985,341
Series 2021-SFR11, Class A, 2.28%, 1/17/2039 (b)	1,995,577	1,723,138
Series 2021-SFR9, Class E1, 2.81%, 11/17/2040 (b)	1,048,000	849,902
Santander Consumer Auto Receivables Trust Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	413,946	406,016
Santander Drive Auto Receivables Trust
Series 2022-1, Class A2, 1.36%, 12/16/2024	1,407,606	1,399,531
Series 2021-1, Class B, 0.50%, 4/15/2025	838,563	836,189
Series 2021-3, Class B, 0.60%, 12/15/2025	1,426,000	1,406,101
Series 2020-4, Class C, 1.01%, 1/15/2026	465,000	459,264
Series 2021-2, Class C, 0.90%, 6/15/2026	956,000	931,096
Series 2022-3, Class A3, 3.40%, 12/15/2026	914,000	902,390
Series 2022-4, Class A3, 4.14%, 2/16/2027	1,248,000	1,240,856
Series 2022-5, Class B, 4.43%, 3/15/2027	562,000	559,020
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (b)	611,000	580,869
Sierra Timeshare Receivables Funding LLC Series 2022-2A, Class A, 4.73%, 6/20/2040 (b)	161,726	160,626
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	115,334	101,712
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (b)	272,444	251,545
Tesla Auto Lease Trust Series 2021-B, Class A4, 0.63%, 9/22/2025 (b)	715,000	672,693
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	823,279	803,807
Toyota Auto Receivables Owner Trust
Series 2020-A, Class A3, 1.66%, 5/15/2024	133,117	132,299
Series 2021-A, Class A3, 0.26%, 5/15/2025	1,494,098	1,456,805
Series 2020-C, Class A4, 0.57%, 10/15/2025	532,000	508,217
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Airlines Pass-Through Trust
Series 2016-1, Class AA, 3.10%, 7/7/2028	990,885	893,484
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,025,815	901,994
Series 2018-1, Class AA, 3.50%, 3/1/2030	633,602	566,489
Series 2018-1, Class A, 3.70%, 3/1/2030	1,125,774	946,688
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (b)	270,000	266,060
US Auto Funding Series 2021-1A, Class A, 0.79%, 7/15/2024 (b)	362,127	360,049
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (b)	760,807	750,615
Volkswagen Auto Lease Trust Series 2020-A, Class A3, 0.39%, 1/22/2024	366,447	363,491
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (b) (d)	491,446	458,732
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (b) (d)	919,501	858,525
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (d)	888,244	839,487
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (d)	1,201,883	1,143,220
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	692,977	657,441
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 ‡ (b) (d)	1,256,333	1,178,667
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (d)	1,484,993	1,407,620
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (b)	1,146,375	1,091,511
Westlake Automobile Receivables Trust
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (b)	550,000	533,814
Series 2020-3A, Class B, 0.78%, 11/17/2025 (b)	815,000	806,582
Series 2021-3A, Class D, 2.12%, 1/15/2027 (b)	806,000	747,676
World Omni Auto Receivables Trust
Series 2019-B, Class A3, 2.59%, 7/15/2024	68,225	68,193
Series 2021-A, Class A3, 0.30%, 1/15/2026	1,471,461	1,434,846
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-C, Class A3, 0.44%, 8/17/2026	747,000	715,963
Series 2022-B, Class A3, 3.25%, 7/15/2027	1,750,000	1,720,052
World Omni Automobile Lease Securitization Trust
Series 2020-A, Class A3, 1.70%, 1/17/2023	25,734	25,723
Series 2021-A, Class A3, 0.42%, 8/15/2024	912,000	881,466
Series 2020-B, Class A4, 0.52%, 2/17/2026	480,000	468,743
World Omni Select Auto Trust Series 2020-A, Class A3, 0.55%, 7/15/2025	304,663	301,841
Total Asset-Backed Securities (Cost $117,765,891)		112,387,211
Commercial Mortgage-Backed Securities — 11.0%
20 Times Square Trust Series 2018-20TS, Class A, 3.20%, 5/15/2035 (b) (f)	1,162,000	1,137,055
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	1,400,000	1,336,814
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KSMC, Class A2, 2.62%, 1/25/2023	6,000,000	5,967,141
Series K027, Class A2, 2.64%, 1/25/2023	731,923	729,512
Series KJ11, Class A2, 2.93%, 1/25/2023	299,620	298,294
Series K029, Class A2, 3.32%, 2/25/2023 (f)	1,946,511	1,941,154
Series K034, Class A2, 3.53%, 7/25/2023 (f)	5,000,000	4,982,158
Series K036, Class A2, 3.53%, 10/25/2023 (f)	3,000,000	2,984,169
Series K038, Class A2, 3.39%, 3/25/2024	4,768,000	4,728,788
Series K727, Class AM, 3.04%, 7/25/2024	1,400,000	1,375,688
Series K039, Class A2, 3.30%, 7/25/2024	2,550,000	2,524,800
Series J22F, Class A2, 4.09%, 9/25/2024	146,499	146,541
Series K729, Class A2, 3.14%, 10/25/2024	1,219,000	1,200,816
Series K041, Class A2, 3.17%, 10/25/2024	7,000,000	6,907,351
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series K046, Class A2, 3.21%, 3/25/2025	2,503,000	2,461,312
Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (f)	2,000,000	1,959,590
Series K048, Class A2, 3.28%, 6/25/2025 (f)	3,480,000	3,424,856
Series K049, Class A2, 3.01%, 7/25/2025	2,469,000	2,410,810
Series KLU2, Class A7, 2.23%, 9/25/2025 (f)	334,333	318,058
Series K056, Class A2, 2.53%, 5/25/2026	4,000,000	3,820,916
Series K058, Class A1, 2.34%, 7/25/2026	1,316,551	1,272,041
Series K737, Class AM, 2.10%, 10/25/2026	3,110,000	2,887,690
Series K060, Class A2, 3.30%, 10/25/2026	2,000,000	1,960,797
Series K066, Class A2, 3.12%, 6/25/2027	1,362,000	1,321,700
Series K067, Class A2, 3.19%, 7/25/2027	1,686,000	1,640,541
Series K069, Class A2, 3.19%, 9/25/2027 (f)	3,235,000	3,146,492
Series K070, Class A2, 3.30%, 11/25/2027 (f)	910,000	889,485
Series K072, Class A2, 3.44%, 12/25/2027	473,000	465,296
Series K081, Class A1, 3.88%, 2/25/2028	1,058,292	1,063,866
Series K078, Class A2, 3.85%, 6/25/2028	1,541,000	1,544,429
Series K079, Class A2, 3.93%, 6/25/2028	3,600,000	3,625,726
Series K083, Class A2, 4.05%, 9/25/2028 (f)	594,000	601,907
Series K145, Class AM, 2.58%, 6/25/2055	880,000	786,664
FNMA ACES
Series 2013-M7, Class A2, 2.28%, 12/25/2022	499,454	497,311
Series 2013-M9, Class A2, 2.39%, 1/25/2023 (f)	1,117,731	1,108,685
Series 2013-M13, Class A2, 2.62%, 4/25/2023 (f)	739,429	729,715
Series 2014-M1, Class A2, 3.34%, 7/25/2023 (f)	851,694	845,606
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (f)	2,652,113	2,634,732
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (f)	720,816	714,375
Series 2014-M8, Class A2, 3.06%, 6/25/2024 (f)	2,795,086	2,738,895
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (f)	1,211,061	1,192,094
Series 2016-M6, Class A2, 2.49%, 5/25/2026	710,688	679,242
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	1,217,430	1,182,247
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (f)	1,407,229	1,363,310
Series 2017-M12, Class A2, 3.17%, 6/25/2027 (f)	2,875,463	2,788,354
Series 2017-M13, Class A2, 3.03%, 9/25/2027 (f)	389,009	376,632
Series 2018-M2, Class A2, 3.00%, 1/25/2028 (f)	3,302,303	3,176,232
Series 2018-M4, Class A2, 3.16%, 3/25/2028 (f)	2,184,727	2,112,547
Series 2018-M9, Class APT2, 3.22%, 4/25/2028 (f)	3,373,508	3,265,777
Series 2018-M14, Class A2, 3.70%, 8/25/2028 (f)	393,364	388,801
Series 2017-M5, Class A2, 3.20%, 4/25/2029 (f)	2,873,494	2,764,257
Series 2018-M3, Class A2, 3.18%, 2/25/2030 (f)	1,301,218	1,246,262
Series 2020-M50, Class A1, 0.67%, 10/25/2030	672,916	612,718
Series 2020-M50, Class A2, 1.20%, 10/25/2030	415,000	368,024
Series 2020-M50, Class X1, IO, 2.00%, 10/25/2030 (f)	6,382,907	568,985
Series 2021-M11, Class A2, 1.51%, 3/25/2031 (f)	1,517,000	1,267,187
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	40,661	38,676
Series 2021-M3, Class X1, IO, 2.07%, 11/25/2033 (f)	354,568	39,429
FREMF Mortgage Trust
Series 2015-K44, Class B, 3.85%, 1/25/2048 (b) (f)	1,500,000	1,465,957
Series 2016-K722, Class B, 4.02%, 7/25/2049 (b) (f)	735,000	730,444
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 (b)	1,958,000	1,569,592
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

MRCD MARK Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (b)	300,000	282,858
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	1,770,000	1,499,900
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	27,444	27,415
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class A4, 3.24%, 4/10/2046	1,486,000	1,473,986
Series 2012-C2, Class A4, 3.53%, 5/10/2063	42,037	41,991
Total Commercial Mortgage-Backed Securities (Cost $115,812,428)		111,654,693
Mortgage-Backed Securities — 7.7%
FHLMC Gold Pools, 15 Year Pool # G13603, 5.50%, 2/1/2024	228	228
FHLMC Gold Pools, 20 Year
Pool # C91030, 5.50%, 5/1/2027	28,376	29,071
Pool # C91802, 3.50%, 1/1/2035	2,346,997	2,327,284
FHLMC Gold Pools, 30 Year
Pool # A15232, 5.00%, 10/1/2033	106,414	109,412
Pool # A57681, 6.00%, 12/1/2036	681	734
Pool # G06493, 4.50%, 5/1/2041	450,450	460,144
FHLMC Gold Pools, Other Pool # U90690, 3.50%, 6/1/2042	472,065	458,872
FHLMC UMBS, 30 Year
Pool # ZM6956, 4.50%, 6/1/2048	987,843	997,938
Pool # RA6702, 3.00%, 2/1/2052	3,738,390	3,480,923
FNMA Pool # AM2292 ARM, 2.71%, 1/1/2023 (f)	685,505	684,106
FNMA UMBS, 15 Year Pool # 995381, 6.00%, 1/1/2024	243	243
FNMA UMBS, 20 Year
Pool # MA1138, 3.50%, 8/1/2032	403,171	399,420
Pool # AP9584, 3.00%, 10/1/2032	1,935,603	1,863,004
FNMA UMBS, 30 Year
Pool # AL0045, 6.00%, 12/1/2032	177,624	191,320
Pool # 735503, 6.00%, 4/1/2035	45,002	47,643
Pool # 888460, 6.50%, 10/1/2036	295,149	321,071
Pool # 888890, 6.50%, 10/1/2037	6,299	6,767
Pool # 949320, 7.00%, 10/1/2037	40,214	41,557
Pool # 995149, 6.50%, 10/1/2038	14,614	15,675
Pool # 994410, 7.00%, 11/1/2038	143,639	157,575
Pool # AD9151, 5.00%, 8/1/2040	223,756	233,857
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AE0681, 4.50%, 12/1/2040	520,054	530,719
Pool # BM3500, 4.00%, 9/1/2047	941,460	950,443
Pool # BM3499, 4.00%, 12/1/2047	1,157,675	1,148,726
Pool # BE8354, 4.00%, 3/1/2048	429,201	425,823
Pool # CB2637, 2.50%, 1/1/2052	2,598,721	2,327,178
Pool # CB2670, 3.00%, 1/1/2052	2,335,100	2,174,347
FNMA, Other
Pool # AM1804, 2.19%, 12/1/2022	790,660	789,230
Pool # AM1619, 2.34%, 12/1/2022	2,051,209	2,047,647
Pool # AL3594, 2.71%, 4/1/2023 (f)	801,701	799,235
Pool # AM3301, 2.35%, 5/1/2023	2,034,430	2,025,120
Pool # AM3244, 2.52%, 5/1/2023	3,000,000	2,987,503
Pool # AM3432, 2.40%, 7/1/2023	2,804,388	2,783,110
Pool # AM4628, 3.69%, 11/1/2023	1,087,856	1,087,027
Pool # AM4716, 3.38%, 12/1/2023	1,380,533	1,376,325
Pool # AM8674, 2.81%, 4/1/2025	2,200,000	2,137,619
Pool # AM8846, 2.68%, 5/1/2025	1,814,267	1,757,317
Pool # AN1413, 2.49%, 5/1/2026	801,383	764,384
Pool # AN1497, 2.61%, 6/1/2026	860,000	822,154
Pool # AN1243, 2.64%, 6/1/2026	1,600,000	1,531,283
Pool # AN1247, 2.64%, 6/1/2026	1,576,000	1,508,313
Pool # AN6732, 2.83%, 5/1/2027	1,196,017	1,143,114
Pool # AN7338, 3.06%, 11/1/2027	971,249	938,255
Pool # AN7943, 3.10%, 1/1/2028	2,433,547	2,348,847
Pool # AN1161, 3.05%, 4/1/2028	958,079	883,137
Pool # AN9486, 3.57%, 6/1/2028	3,716,000	3,667,762
Pool # AN2069, 2.35%, 8/1/2028	1,413,897	1,309,050
Pool # BL0907, 3.88%, 12/1/2028	700,000	702,825
Pool # BM4162, 3.27%, 10/1/2029 (f)	254,211	247,278
Pool # BL4333, 2.52%, 11/1/2029	1,163,338	1,076,015
Pool # BM7037, 1.76%, 3/1/2032 (f)	999,955	840,918
Pool # BS5117, 2.58%, 3/1/2032	2,393,690	2,153,198
Pool # MA1125, 4.00%, 7/1/2042	611,491	607,907
Pool # MA1437, 3.50%, 5/1/2043	860,681	835,732
Pool # MA1463, 3.50%, 6/1/2043	812,615	789,052
Pool # BF0230, 5.50%, 1/1/2058	3,607,698	3,901,119
Pool # BF0497, 3.00%, 7/1/2060	2,007,248	1,859,703
Pool # BF0546, 2.50%, 7/1/2061	931,465	824,321
GNMA II, 30 Year
Pool # 4245, 6.00%, 9/20/2038	72,374	78,654
Pool # BA7567, 4.50%, 5/20/2048	711,934	711,113
Pool # BI0416, 4.50%, 11/20/2048	79,536	80,190
Pool # BM9692, 4.50%, 7/20/2049	382,765	384,295
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA7534, 2.50%, 8/20/2051	9,260,372	8,483,241
Pool # MA7649, 2.50%, 10/20/2051	2,645,498	2,417,790
Total Mortgage-Backed Securities (Cost $82,972,085)		78,083,863
Collateralized Mortgage Obligations — 6.1%
CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	420	84
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4, 5.25%, 9/25/2033	4,162	3,847
Series 2004-HYB4, Class WA, 2.25%, 12/25/2034 (f)	13,634	13,494
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	1,537	1,422
CSMC Trust Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (b) (d)	1,159,327	1,118,832
FHLMC, REMIC
Series 2626, Class JC, 5.00%, 6/15/2023	19,640	19,638
Series 2649, Class WB, 3.50%, 7/15/2023	131	131
Series 1578, Class K, 6.90%, 9/15/2023	1,293	1,306
Series 2685, Class DT, 5.00%, 10/15/2023	53,891	53,946
Series 2687, Class JH, 5.00%, 10/15/2023	12,409	12,422
Series 2701, Class AC, 5.00%, 11/15/2023	92,973	93,070
Series 3521, Class B, 4.00%, 4/15/2024	70,713	70,381
Series 3544, Class BC, 4.00%, 6/15/2024	7,231	7,215
Series 3546, Class NB, 4.00%, 6/15/2024	331,434	331,682
Series 3562, Class JC, 4.00%, 8/15/2024	181,091	181,225
Series 3563, Class BD, 4.00%, 8/15/2024	113,605	113,719
Series 3571, Class MY, 4.00%, 9/15/2024	46,628	46,662
Series 3575, Class EB, 4.00%, 9/15/2024	120,064	119,450
Series 3577, Class B, 4.00%, 9/15/2024	206,483	206,626
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 3578, Class KB, 4.00%, 9/15/2024	27,786	27,621
Series 2989, Class TG, 5.00%, 6/15/2025	149,914	150,881
Series 2988, Class TY, 5.50%, 6/15/2025	7,136	7,215
Series 3816, Class HA, 3.50%, 11/15/2025	747,451	744,660
Series 3087, Class KX, 5.50%, 12/15/2025	20,341	20,541
Series 3787, Class AY, 3.50%, 1/15/2026	249,377	248,391
Series 3794, Class LB, 3.50%, 1/15/2026	213,056	212,221
Series 3102, Class CE, 5.50%, 1/15/2026	211,461	213,503
Series 3123, Class HT, 5.00%, 3/15/2026	28,940	29,103
Series 3121, Class JD, 5.50%, 3/15/2026	9,362	9,480
Series 3150, Class EQ, 5.00%, 5/15/2026	85,616	86,085
Series 3898, Class KH, 3.50%, 6/15/2026	342,354	340,786
Series 3885, Class AC, 4.00%, 6/15/2026	139,700	139,783
Series 3911, Class B, 3.50%, 8/15/2026	307,474	306,177
Series 3959, Class PB, 3.00%, 11/15/2026	1,815,937	1,792,396
Series 4337, Class VJ, 3.50%, 6/15/2027	1,257,766	1,254,099
Series 3337, Class MD, 5.50%, 6/15/2027	20,900	21,257
Series 2110, Class PG, 6.00%, 1/15/2029	53,673	55,822
Series 3563, Class LB, 4.00%, 8/15/2029	8,871	8,878
Series 3653, Class B, 4.50%, 4/15/2030	74,735	75,882
Series 3824, Class EY, 3.50%, 3/15/2031	189,209	187,327
Series 2525, Class AM, 4.50%, 4/15/2032	389,730	395,300
Series 2441, Class GF, 6.50%, 4/15/2032	12,593	13,455
Series 2436, Class MC, 7.00%, 4/15/2032	7,627	8,059
Series 2760, Class KT, 4.50%, 9/15/2032	50,725	51,151
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2505, Class D, 5.50%, 9/15/2032	57,153	59,836
Series 2544, Class KE, 5.50%, 12/15/2032	34,643	36,119
Series 2557, Class HL, 5.30%, 1/15/2033	93,180	96,662
Series 2575, Class PE, 5.50%, 2/15/2033	27,086	28,387
Series 2586, Class WG, 4.00%, 3/15/2033	114,655	115,448
Series 2596, Class QD, 4.00%, 3/15/2033	98,319	98,305
Series 2621, Class QH, 5.00%, 5/15/2033	109,516	112,266
Series 2624, Class QH, 5.00%, 6/15/2033	137,856	142,763
Series 2648, Class BK, 5.00%, 7/15/2033	11,010	11,389
Series 4238, Class UY, 3.00%, 8/15/2033	2,715,773	2,630,551
Series 2673, Class PE, 5.50%, 9/15/2033	220,294	229,888
Series 2696, Class DG, 5.50%, 10/15/2033	200,732	206,249
Series 2725, Class TA, 4.50%, 12/15/2033	284,000	289,420
Series 2733, Class ME, 5.00%, 1/15/2034	188,585	193,737
Series 2768, Class PK, 5.00%, 3/15/2034	160,129	163,597
Series 2934, Class KG, 5.00%, 2/15/2035	140,608	144,885
Series 3077, Class TO, PO, 4/15/2035	5,518	5,260
Series 2960, Class JH, 5.50%, 4/15/2035	407,252	426,538
Series 3082, Class PW, 5.50%, 12/15/2035	28,597	30,128
Series 3084, Class BH, 5.50%, 12/15/2035	638,867	673,440
Series 3098, Class KG, 5.50%, 1/15/2036	600,161	620,741
Series 3136, Class CO, PO, 4/15/2036	14,548	12,917
Series 3145, Class AJ, 5.50%, 4/15/2036	23,136	24,056
Series 3819, Class ZQ, 6.00%, 4/15/2036	417,926	448,730
Series 3200, PO, 8/15/2036	44,570	36,302
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 3270, Class AT, 5.50%, 1/15/2037	16,217	16,932
Series 3272, Class PA, 6.00%, 2/15/2037	4,213	4,481
Series 3348, Class HT, 6.00%, 7/15/2037	38,757	40,470
Series 3501, Class A, 4.50%, 1/15/2039	99,371	97,845
Series 3508, Class PK, 4.00%, 2/15/2039	2,594	2,551
Series 3513, Class A, 4.50%, 2/15/2039	11,025	11,071
Series 3653, Class HJ, 5.00%, 4/15/2040	479,921	495,811
Series 3677, Class KB, 4.50%, 5/15/2040	819,448	831,224
Series 3677, Class PB, 4.50%, 5/15/2040	399,162	400,813
Series 3715, Class PC, 4.50%, 8/15/2040	132,848	134,572
Series 3955, Class HB, 3.00%, 12/15/2040	87,789	86,425
Series 3828, Class PU, 4.50%, 3/15/2041	48,076	49,269
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (f)	149,511	145,147
Series 3956, Class EB, 3.25%, 11/15/2041	795,189	773,501
Series 3963, Class JB, 4.50%, 11/15/2041	1,233,058	1,252,317
Series 4026, Class MQ, 4.00%, 4/15/2042	46,404	45,232
Series 4616, Class HP, 3.00%, 9/15/2046	1,139,330	1,083,986
Series 3688, Class GT, 7.53%, 11/15/2046 (f)	24,316	26,285
FHLMC, STRIPS Series 262, Class 35, 3.50%, 7/15/2042	504,113	486,248
FNMA, REMIC
Series 2003-5, Class EQ, 5.50%, 2/25/2023	1,885	1,883
Series 2003-48, Class TC, 5.00%, 6/25/2023	4,644	4,642
Series 2003-55, Class HY, 5.00%, 6/25/2023	3,986	3,984
Series 2006-22, Class CE, 4.50%, 8/25/2023	15,417	15,396
Series 2004-44, Class KT, 6.00%, 6/25/2024	8,432	8,455
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2004-53, Class NC, 5.50%, 7/25/2024	6,496	6,512
Series 2009-71, Class MB, 4.50%, 9/25/2024	2,094	2,092
Series 2004-70, Class EB, 5.00%, 10/25/2024	14,578	14,545
Series 2010-49, Class KB, 4.00%, 5/25/2025	163,468	163,379
Series 2010-41, Class DC, 4.50%, 5/25/2025	30,437	30,369
Series 1997-57, Class PN, 5.00%, 9/18/2027	60,462	61,123
Series 2009-39, Class LB, 4.50%, 6/25/2029	55,338	55,393
Series 2009-96, Class DB, 4.00%, 11/25/2029	67,255	67,093
Series 2010-28, Class DE, 5.00%, 4/25/2030	184,234	187,016
Series 2001-63, Class TC, 6.00%, 12/25/2031	37,543	38,913
Series 2001-81, Class HE, 6.50%, 1/25/2032	93,104	98,546
Series 2002-75, Class GB, 5.50%, 11/25/2032	46,810	47,162
Series 2011-39, Class ZA, 6.00%, 11/25/2032	386,339	407,950
Series 2002-85, Class PE, 5.50%, 12/25/2032	30,349	31,373
Series 2003-21, Class OU, 5.50%, 3/25/2033	24,400	25,543
Series 2003-26, Class EB, 3.50%, 4/25/2033	676,541	658,248
Series 2003-23, Class CH, 5.00%, 4/25/2033	23,536	24,020
Series 2003-63, Class YB, 5.00%, 7/25/2033	81,722	83,983
Series 2003-69, Class N, 5.00%, 7/25/2033	157,195	161,253
Series 2003-80, Class QG, 5.00%, 8/25/2033	199,933	203,143
Series 2003-85, Class QD, 5.50%, 9/25/2033	86,518	90,848
Series 2003-94, Class CE, 5.00%, 10/25/2033	15,676	15,873
Series 2005-5, Class CK, 5.00%, 1/25/2035	139,720	141,346
Series 2005-29, Class WC, 4.75%, 4/25/2035	252,524	253,480
Series 2005-48, Class TD, 5.50%, 6/25/2035	206,305	217,302
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2005-53, Class MJ, 5.50%, 6/25/2035	207,823	218,314
Series 2005-58, Class EP, 5.50%, 7/25/2035	15,930	16,508
Series 2005-68, Class BE, 5.25%, 8/25/2035	250,000	254,246
Series 2005-68, Class PG, 5.50%, 8/25/2035	82,509	85,516
Series 2005-102, Class PG, 5.00%, 11/25/2035	268,871	276,321
Series 2005-110, Class GL, 5.50%, 12/25/2035	334,445	352,133
Series 2006-49, Class PA, 6.00%, 6/25/2036	36,437	39,058
Series 2009-19, Class PW, 4.50%, 10/25/2036	217,406	219,620
Series 2006-114, Class HE, 5.50%, 12/25/2036	249,419	261,321
Series 2007-33, Class HE, 5.50%, 4/25/2037	18,089	18,939
Series 2007-65, Class KI, IF, IO, 4.18%, 7/25/2037 (f)	4,571	539
Series 2007-71, Class KP, 5.50%, 7/25/2037	19,977	20,082
Series 2007-71, Class GB, 6.00%, 7/25/2037	147,650	156,984
Series 2009-86, Class OT, PO, 10/25/2037	27,801	23,016
Series 2008-72, Class BX, 5.50%, 8/25/2038	13,025	13,642
Series 2008-74, Class B, 5.50%, 9/25/2038	5,172	5,365
Series 2009-62, Class HJ, 6.00%, 5/25/2039	45,695	45,936
Series 2009-37, Class KI, IF, IO, 3.56%, 6/25/2039 (f)	3,362	258
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	8,461	1,582
Series 2009-92, Class AD, 6.00%, 11/25/2039	416,298	427,693
Series 2009-112, Class ST, IF, IO, 3.81%, 1/25/2040 (f)	64,183	6,800
Series 2010-22, Class PE, 5.00%, 3/25/2040	1,341,455	1,384,222
Series 2010-35, Class SB, IF, IO, 3.98%, 4/25/2040 (f)	25,278	2,412
Series 2010-37, Class CY, 5.00%, 4/25/2040	799,633	821,995
Series 2010-54, Class EA, 4.50%, 6/25/2040	27,663	27,812
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2010-64, Class DM, 5.00%, 6/25/2040	4,059	4,172
Series 2010-71, Class HJ, 5.50%, 7/25/2040	83,954	88,837
Series 2010-123, Class BP, 4.50%, 11/25/2040	1,967,092	1,987,047
Series 2011-5, Class CP, 4.50%, 11/25/2040	15,436	15,474
Series 2011-41, Class KL, 4.00%, 5/25/2041	1,006,000	989,482
Series 2011-50, Class LP, 4.00%, 6/25/2041	449,078	445,376
Series 2012-137, Class CF, 2.74%, 8/25/2041 (f)	128,566	128,117
Series 2012-103, Class DA, 3.50%, 10/25/2041	17,706	17,606
Series 2012-14, Class DE, 3.50%, 3/25/2042	660,533	643,853
Series 2012-139, Class JA, 3.50%, 12/25/2042	332,602	324,493
Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250,000	2,361,185
Series 2019-65, Class PA, 2.50%, 5/25/2048	254,447	240,431
Series 2009-96, Class CB, 4.00%, 11/25/2049	19,385	19,036
Series 2019-7, Class CA, 3.50%, 11/25/2057	2,829,873	2,776,057
FNMA, STRIPS
Series 293, Class 1, PO, 12/25/2024	3,648	3,562
Series 314, Class 1, PO, 7/25/2031	27,940	25,032
GNMA
Series 2003-10, Class KJ, 5.50%, 2/20/2033	43,823	43,968
Series 2003-29, Class PD, 5.50%, 4/16/2033	169,405	171,847
Series 2003-33, Class NE, 5.50%, 4/16/2033	89,916	89,789
Series 2003-65, Class AP, 5.50%, 8/20/2033	58,276	60,172
Series 2003-77, Class TK, 5.00%, 9/16/2033	233,146	233,688
Series 2004-16, Class GC, 5.50%, 2/20/2034	612,586	637,886
Series 2004-54, Class BG, 5.50%, 7/20/2034	13,037	13,425
Series 2004-93, Class PD, 5.00%, 11/16/2034	356,165	360,038
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	August 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2004-101, Class BE, 5.00%, 11/20/2034	304,038	312,660
Series 2005-11, Class PL, 5.00%, 2/20/2035	143,832	147,955
Series 2005-26, Class XY, 5.50%, 3/20/2035	562,847	587,061
Series 2005-33, Class AY, 5.50%, 4/16/2035	147,726	152,887
Series 2005-49, Class B, 5.50%, 6/20/2035	47,107	49,019
Series 2005-51, Class DC, 5.00%, 7/20/2035	115,470	119,433
Series 2005-56, Class BD, 5.00%, 7/20/2035	18,009	18,443
Series 2006-7, Class ND, 5.50%, 8/20/2035	17,885	18,647
Series 2007-37, Class LB, 5.50%, 6/16/2037	142,860	147,778
Series 2007-79, Class BL, 5.75%, 8/20/2037	98,453	101,715
Series 2009-106, Class ST, IF, IO, 3.63%, 2/20/2038 (f)	94,493	6,055
Series 2008-7, Class PQ, 5.00%, 2/20/2038	293,008	296,284
Series 2008-9, Class PW, 5.25%, 2/20/2038	309,010	316,930
Series 2008-23, Class YA, 5.25%, 3/20/2038	72,637	73,803
Series 2008-35, Class NF, 5.00%, 4/20/2038	74,282	75,937
Series 2008-34, Class PG, 5.25%, 4/20/2038	86,238	88,232
Series 2008-33, Class PB, 5.50%, 4/20/2038	251,059	260,137
Series 2008-38, Class BG, 5.00%, 5/16/2038	418,403	426,530
Series 2008-43, Class NB, 5.50%, 5/20/2038	126,754	130,653
Series 2008-56, Class PX, 5.50%, 6/20/2038	241,783	244,472
Series 2008-58, Class PE, 5.50%, 7/16/2038	659,467	682,598
Series 2008-62, Class SA, IF, IO, 3.78%, 7/20/2038 (f)	1,840	54
Series 2008-76, Class US, IF, IO, 3.53%, 9/20/2038 (f)	53,616	2,956
Series 2011-97, Class WA, 6.11%, 11/20/2038 (f)	553,477	589,765
Series 2008-95, Class DS, IF, IO, 4.93%, 12/20/2038 (f)	50,001	3,390
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2009-14, Class AG, 4.50%, 3/20/2039	86,215	87,124
Series 2009-72, Class SM, IF, IO, 3.86%, 8/16/2039 (f)	119,820	9,646
Series 2009-61, Class AP, 4.00%, 8/20/2039	9,340	9,350
Series 2010-130, Class BD, 4.00%, 12/20/2039	244,731	245,697
Series 2010-157, Class OP, PO, 12/20/2040	82,492	70,123
Series 2014-H11, Class VA, 2.30%, 6/20/2064 (f)	1,069,082	1,059,813
Series 2015-H20, Class FA, 2.27%, 8/20/2065 (f)	1,548,803	1,535,231
Series 2015-H26, Class FG, 2.32%, 10/20/2065 (f)	1,086,627	1,078,133
GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	48,325	45,739
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 2.68%, 11/25/2033 (f)	110,271	108,045
Series 2007-A1, Class 5A5, 2.49%, 7/25/2035 (f)	24,336	23,907
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.86%, 4/21/2034 (f)	37,979	36,697
MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	24,885	22,293
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 3.08%, 10/25/2028 (f)	49,506	47,076
Series 2004-B, Class A1, 2.94%, 5/25/2029 (f)	76,345	74,231
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.65%, 4/25/2034 (f)	21,239	20,684
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	7,254	6,869
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	724,095	676,411
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,605,620	1,558,850
Series 2017-4, Class M60C, 3.50%, 6/25/2057	1,538,888	1,492,880
Series 2017-4, Class MT, 3.50%, 6/25/2057 ‡	377,640	362,191
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2018-2, Class M55D, 4.00%, 11/25/2057	1,614,961	1,590,191
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	365,827	360,866
Series 2020-1, Class M55G, 3.00%, 8/25/2059	3,701,999	3,512,259
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	441,459	431,609
Sequoia Mortgage Trust Series 2004-11, Class A1, 2.97%, 12/20/2034 (f)	181,045	166,038
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 3.07%, 1/19/2034 (f)	86,562	83,329
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 2.03%, 12/25/2044 (f)	112,150	107,081
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033 ‡	329,798	334,381
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (b) (d)	829,502	782,651
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 2.63%, 10/25/2033 (f)	65,868	62,742
Total Collateralized Mortgage Obligations (Cost $64,343,126)		61,954,302
U.S. Government Agency Securities — 1.3%
FNMA 0.50%, 6/17/2025(Cost $14,411,801)	14,391,000	13,228,878
Foreign Government Securities — 0.3%
Republic of Colombia 7.38%, 9/18/2037	300,000	284,119
Republic of Panama
4.00%, 9/22/2024	347,000	345,764
3.16%, 1/23/2030	400,000	351,200
United Mexican States
4.13%, 1/21/2026	332,000	331,170
2.66%, 5/24/2031	1,646,000	1,362,065
Total Foreign Government Securities (Cost $3,082,972)		2,674,318
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (g) (h) (Cost $25,863,283)	25,860,229	25,870,574
Total Investments — 100.1% (Cost $1,071,881,532)		1,016,690,317
Liabilities in Excess of Other Assets — (0.1)%		(776,084)
NET ASSETS — 100.0%		1,015,914,233

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2022.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of August
31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	August 31, 2022

‡	Value determined using significant unobservable inputs.
(a)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of August 31, 2022.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of August 31, 2022.

(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2022.
Futures contracts outstanding as of August 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	1,358	12/20/2022	USD	158,376,750	(1,273,071)
U.S. Treasury 10 Year Ultra Note	668	12/20/2022	USD	83,406,063	(870,802)
U.S. Treasury 5 Year Note	112	12/30/2022	USD	12,395,250	(48,321)
					(2,192,194)
Short Contracts
U.S. Treasury Long Bond	(60)	12/20/2022	USD	(8,128,125)	66,965
U.S. Treasury Ultra Bond	(11)	12/20/2022	USD	(1,637,625)	5,812
U.S. Treasury 2 Year Note	(269)	12/30/2022	USD	(56,019,250)	104,554
					177,331
					(2,014,863)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Centrally Cleared Inflation-linked swap contracts outstanding as of August 31, 2022 :

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.82% at termination	Receive	8/2/2032	USD 43,909,000	46,569	68,333	114,902
CPI-U at termination	2.89% at termination	Receive	7/21/2027	USD 17,143,000	20,602	225,216	245,818
CPI-U at termination	2.90% at termination	Receive	7/21/2027	USD 45,023,000	115,665	521,259	636,924
CPI-U at termination	2.90% at termination	Receive	8/2/2029	USD 83,826,000	109,240	231,600	340,840
CPI-U at termination	2.91% at termination	Receive	7/20/2027	USD 11,389,000	—	157,494	157,494
CPI-U at termination	2.93% at termination	Receive	5/31/2032	USD 9,112,000	—	21,435	21,435
CPI-U at termination	2.96% at termination	Receive	3/8/2032	USD 4,742,000	—	83,693	83,693
CPI-U at termination	2.98% at termination	Receive	5/13/2032	USD 46,427,000	—	164,413	164,413
CPI-U at termination	3.03% at termination	Receive	4/4/2032	USD 2,480,000	—	15,458	15,458
CPI-U at termination	3.04% at termination	Receive	3/14/2032	USD 5,072,000	19,879	23,628	43,507
CPI-U at termination	3.14% at termination	Receive	6/29/2027	USD 34,106,000	16,523	247,160	263,683
CPI-U at termination	3.30% at termination	Receive	6/28/2026	USD 6,903,000	—	45,571	45,571
CPI-U at termination	3.60% at termination	Receive	6/29/2025	USD 76,081,000	99,093	56,902	155,995
CPI-U at termination	3.67% at termination	Receive	3/10/2026	USD 13,966,000	(68,118)	223,016	154,898
CPI-U at termination	3.69% at termination	Receive	5/31/2025	USD 32,038,000	18,878	17,213	36,091
					378,331	2,102,391	2,480,722
CPI-U at termination	2.91% at termination	Receive	9/1/2028	USD 6,991,000	1,020	(35,526)	(34,506)
CPI-U at termination	3.07% at termination	Receive	6/13/2032	USD 16,305,000	(451)	(190,626)	(191,077)
CPI-U at termination	3.13% at termination	Receive	3/15/2032	USD 10,572,000	(460)	(5,960)	(6,420)
CPI-U at termination	3.35% at termination	Receive	6/7/2027	USD 8,651,000	13,832	(23,124)	(9,292)
CPI-U at termination	3.35% at termination	Receive	6/9/2027	USD 2,160,000	7,160	(10,472)	(3,312)
CPI-U at termination	3.35% at termination	Receive	5/3/2029	USD 84,404,000	(88,887)	(602,800)	(691,687)
					(67,786)	(868,508)	(936,294)
					310,545	1,233,883	1,544,428

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at August 31, 2022 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.96%
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	August 31, 2022

JPMorgan Realty Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF August 31, 2022  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.2%
Apartments — 30.2%
American Homes 4 Rent, Class A, REIT	418,964	14,898,360
Apartment Income REIT Corp., REIT	380,452	15,541,463
Equity LifeStyle Properties, Inc., REIT	278,548	19,526,215
Equity Residential, REIT	385,248	28,192,449
Independence Realty Trust, Inc., REIT	399,770	7,775,526
Invitation Homes, Inc., REIT	952,421	34,553,834
Mid-America Apartment Communities, Inc., REIT	111,734	18,510,972
Realty Income Corp., REIT	777,365	53,078,483
Sun Communities, Inc., REIT	277,008	42,578,900
UDR, Inc., REIT	1,013,334	45,468,296
		280,124,498
Diversified — 18.7%
Duke Realty Corp., REIT	810,899	47,721,406
Equinix, Inc., REIT	109,962	72,285,720
SBA Communications Corp., REIT	34,691	11,283,248
Weyerhaeuser Co., REIT	90,547	3,093,085
WP Carey, Inc., REIT	465,524	39,117,982
		173,501,441
Health Care — 12.9%
Healthcare Realty Trust, Inc., REIT	1,112,239	27,049,652
Ventas, Inc., REIT	1,080,347	51,705,407
Welltower, Inc., REIT	532,087	40,784,469
		119,539,528
Hotels — 3.4%
DiamondRock Hospitality Co., REIT *	767,666	6,701,724
Host Hotels & Resorts, Inc., REIT	1,145,331	20,352,532
Sunstone Hotel Investors, Inc., REIT *	464,214	5,055,291
		32,109,547
Industrial — 14.2%
First Industrial Realty Trust, Inc., REIT	174,997	8,868,848
Prologis, Inc., REIT	641,982	79,933,179
Rexford Industrial Realty, Inc., REIT	687,741	42,784,367
		131,586,394
INVESTMENTS	SHARES	VALUE($)

Office — 4.7%
Alexandria Real Estate Equities, Inc., REIT	229,799	35,251,166
Kilroy Realty Corp., REIT	173,057	8,439,990
		43,691,156
Shopping Centers — 4.2%
Kimco Realty Corp., REIT	867,483	18,286,542
Kite Realty Group Trust, REIT	1,063,492	20,589,205
		38,875,747
Storage — 7.9%
Public Storage, REIT	221,990	73,440,952
Total Common Stocks (Cost $726,637,696)		892,869,263
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (a) (b) (Cost $34,890,560)	61,762	34,899,420
Total Investments — 100.0% (Cost $761,528,256)		927,768,683
Other Assets Less Liabilities — 0.0% ^		111,798
NET ASSETS — 100.0%		927,880,481

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	Realty Income ETF	31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF August 31, 2022  (Unaudited)

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
ASSETS:
Investments in non-affiliates, at value	$990,819,743	$892,869,263
Investments in affiliates, at value	25,870,574	34,899,420
Cash	274,468	61,765
Receivables:
Investment securities sold	54,348	—
Fund shares sold	1,213	—
Interest from non-affiliates	3,759,253	—
Dividends from non-affiliates	—	567,448
Dividends from affiliates	1,726	2,197
Prepaid expenses	1,130	8,787
Total Assets	1,020,782,455	928,408,880
LIABILITIES:
Payables:
Investment securities purchased	244,962	61,787
Fund shares redeemed	2,425,400	—
Variation margin on futures contracts	933,153	—
Variation margin on centrally cleared swaps	974,870	—
Accrued liabilities:
Investment advisory fees	112,876	328,925
Administration fees	67,582	63,568
Printing and mailing costs	2,824	39,375
Custodian and accounting fees	53,459	21,943
Trustees’ and Chief Compliance Officer’s fees	262	181
Other	52,834	12,620
Total Liabilities	4,868,222	528,399
Net Assets	$1,015,914,233	$927,880,481
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
NET ASSETS:
Paid-in-Capital	$1,067,438,829	$597,602,406
Total distributable earnings (loss)	(51,524,596)	330,278,075
Total Net Assets	$1,015,914,233	$927,880,481
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a) (b)	20,943,210	18,822,859
Net asset value, per share	$48.51	$49.30
Cost of investments in non-affiliates	$1,046,018,249	$726,637,696
Cost of investments in affiliates	25,863,283	34,890,560
Net upfront payments on centrally cleared swaps	310,545	—

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	33

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED August 31, 2022  (Unaudited)

	JPMorgan Inflation Managed Bond ETF (a)	JPMorgan Realty Income ETF (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$25,684,801	$70
Interest income from affiliates	295	5,536
Dividend income from non-affiliates	—	14,601,203
Dividend income from affiliates	125,096	174,883
Income from securities lending (net) (See Note 2.B)	—	144
Total investment income	25,810,192	14,781,836
EXPENSES:
Investment advisory fees	1,545,505	3,551,198
Administration fees	413,978	443,900
Distribution fees (See Note 3.F)	16,322	19,878
Service fees (See Note 3.D)	68,635	59,482
Custodian and accounting fees	98,381	30,076
Interest expense to non-affiliates	826	—
Interest expense to affiliates	306	—
Professional fees	42,117	30,351
Trustees’ and Chief Compliance Officer’s fees	14,596	14,517
Printing and mailing costs	30,357	60,179
Registration and filing fees	67,429	75,738
Transfer agency fees (See Note 2.F)	1,437	6,019
Other	13,276	32,432
Total expenses	2,313,165	4,323,770
Less fees waived	(152,174)	(174,124)
Less expense reimbursements	(606,973)	(585,593)
Net expenses	1,554,018	3,564,053
Net investment income (loss)	24,256,174	11,217,783

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Inflation Managed Bond ETF (a)	JPMorgan Realty Income ETF (b)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(13,073,259)	$166,289,559
Investments in affiliates	2,727	(9,725)
In-kind redemptions of investments in non-affiliates (See Note 4)	(741,813)	56,093,947
Futures contracts	(21,192,920)	—
Swaps	35,855,839	—
Net realized gain (loss)	850,574	222,373,781
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(51,348,821)	(357,180,471)
Investments in affiliates	1,148	9,249
Futures contracts	(3,610,286)	—
Swaps	(16,231,391)	—
Change in net unrealized appreciation/depreciation	(71,189,350)	(357,171,222)
Net realized/unrealized gains (losses)	(70,338,776)	(134,797,441)
Change in net assets resulting from operations	$(46,082,602)	$(123,579,658)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Six Months Ended August 31, 2022 (Unaudited)(a)	Year Ended February 28, 2022 (a)	Six Months Ended August 31, 2022 (Unaudited)(b)	Year Ended February 28, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	24,256,174	33,058,100	11,217,783	18,870,161
Net realized gain (loss)	850,574	61,666,081	222,373,781	271,663,607
Change in net unrealized appreciation/depreciation	(71,189,350)	(39,670,845)	(357,171,222)	174,696,642
Change in net assets resulting from operations	(46,082,602)	55,053,336	(123,579,658)	465,230,410
Total distributions to shareholders	(18,524,934)	(33,229,570)	(140,469,232)	(155,134,166)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(86,636,588)	(255,104,251)	(350,348,930)	(676,938,664)
NET ASSETS:
Change in net assets	(151,244,124)	(233,280,485)	(614,397,820)	(366,842,420)
Beginning of period	1,167,158,357	1,400,438,842	1,542,278,301	1,909,120,721
End of period	1,015,914,233	1,167,158,357	927,880,481	1,542,278,301

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Six Months Ended August 31, 2022 (Unaudited)(a)	Year Ended February 28, 2022(a)	Six Months Ended August 31, 2022 (Unaudited)(b)	Year Ended February 28, 2022(b)
CAPITAL TRANSACTIONS: (c) (d)
Proceeds from shares issued	$54,337,307	$109,028,137	$46,011,321	$141,320,325
Distributions reinvested	2,379,990	27,014,278	116,182,036	140,755,402
Cost of shares redeemed	(126,413,160)	(429,007,482)	(642,110,153)	(757,325,764)
Change in net assets resulting from capital transactions	(69,695,863)	(292,965,067)	(479,916,796)	(475,250,037)
Class A
Proceeds from shares issued	327,168	35,274,598	556,975	5,773,141
Distributions reinvested	112,969	738,032	2,660,213	1,922,502
Cost of shares redeemed	(4,796,467)	(12,335,362)	(3,873,369)	(4,276,243)
Change in net assets resulting from Class A capital transactions	(4,356,330)	23,677,268	(656,181)	3,419,400
Class C
Proceeds from shares issued	368,640	2,772,443	112,851	1,898,686
Distributions reinvested	12,667	57,816	425,744	275,902
Cost of shares redeemed	(394,486)	(601,781)	(405,113)	(778,352)
Change in net assets resulting from Class C capital transactions	(13,179)	2,228,478	133,482	1,396,236
Class I
Proceeds from shares issued	8,724,880	72,398,399	129,926,978	96,820,415
Distributions reinvested	477,895	4,669,819	13,727,046	7,912,362
Cost of shares redeemed	(18,917,128)	(66,652,083)	(3,968,685)	(304,095,084)
Change in net assets resulting from Class I capital transactions	(9,714,353)	10,416,135	139,685,339	(199,362,307)
Class L
Proceeds from shares issued	—	—	454,227	6,327,061
Distributions reinvested	—	—	3,503,082	2,681,565
Cost of shares redeemed	—	—	(8,909,073)	(17,936,072)
Change in net assets resulting from Class L capital transactions	—	—	(4,951,764)	(8,927,446)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Six Months Ended August 31, 2022 (Unaudited)(a)	Year Ended February 28, 2022(a)	Six Months Ended August 31, 2022 (Unaudited)(b)	Year Ended February 28, 2022(b)
CAPITAL TRANSACTIONS: (c) (d) (continued)
Class R5
Proceeds from shares issued	$218,011	$4,616,313	$290,370	$2,595,870
Distributions reinvested	6,602	80,590	1,343,475	1,090,495
Cost of shares redeemed	(3,081,476)	(3,157,968)	(6,276,855)	(1,900,876)
Change in net assets resulting from Class R5 capital transactions	(2,856,863)	1,538,935	(4,643,010)	1,785,489
Total change in net assets resulting from capital transactions	$(86,636,588)	$(255,104,251)	$(350,348,930)	$(676,938,665)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	August 31, 2022

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Six Months Ended August 31, 2022 (Unaudited)(a)	Year Ended February 28, 2022(a)	Six Months Ended August 31, 2022 (Unaudited)(b)	Year Ended February 28, 2022(b)
SHARES TRANSACTIONS: (c) (d)
Issued	1,078,252	10,013,533	746,419	9,095,815
Reinvested	47,051	2,475,521	2,310,713	8,644,053
Redeemed	(2,544,105)	(39,414,895)	(10,807,768)	(46,884,614)
Change in Shares	(1,418,802)	(26,925,841)	(7,750,636)	(29,144,746)
Class A
Issued	6,350	3,223,923	8,864	362,649
Reinvested	2,233	67,689	53,046	119,427
Redeemed	(94,521)	(1,135,134)	(73,337)	(276,648)
Change in Class A Shares	(85,938)	2,156,478	(11,427)	205,428
Class C
Issued	7,128	255,541	1,671	122,967
Reinvested	250	5,338	8,495	17,913
Redeemed	(7,815)	(55,875)	(7,226)	(52,699)
Change in Class C Shares	(437)	205,004	2,940	88,181
Class I
Issued	170,457	6,653,148	1,964,395	6,323,956
Reinvested	9,449	428,645	274,216	489,166
Redeemed	(372,698)	(6,117,885)	(69,363)	(18,743,708)
Change in Class I Shares	(192,792)	963,908	2,169,248	(11,930,586)
Class L
Issued	—	—	6,979	386,631
Reinvested	—	—	69,818	164,742
Redeemed	—	—	(170,346)	(1,169,957)
Change in Class L Shares	—	—	(93,549)	(618,584)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Six Months Ended August 31, 2022 (Unaudited)(a)	Year Ended February 28, 2022(a)	Six Months Ended August 31, 2022 (Unaudited)(b)	Year Ended February 28, 2022(b)
SHARES TRANSACTIONS: (c) (d) (continued)
Class R5
Issued	4,219	421,764	4,497	163,570
Reinvested	131	7,367	26,820	66,491
Redeemed	(61,097)	(290,549)	(120,979)	(117,089)
Change in Class R5 Shares	(56,747)	138,582	(89,662)	112,972

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares' have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	August 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

41

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Inflation Managed Bond ETF(h)
Six Months Ended August 31, 2022(Unaudited)	$51.43	$1.11	$(3.19)	$(2.08)	$(0.84)	$—
Year Ended February 28, 2022	50.58	1.27	0.85	2.12	(1.27)	—
Year Ended February 28, 2021	49.26	0.94	1.32	2.26	(0.94)	—
Year Ended February 29, 2020	47.33	1.27	1.93	3.20	(1.27)	—
Year Ended February 28, 2019	47.85	1.18	(0.52)	0.66	(1.18)	—
Year Ended February 28, 2018	48.79	1.04	(0.90)	0.14	(1.08)	—
JPMorgan Realty Income ETF(j)
Six Months Ended August 31, 2022(Unaudited)	62.71	0.55	(6.90)	(6.35)	(0.16)	(6.90)
Year Ended February 28, 2022	54.76	0.64	13.05	13.69	(0.80)	(4.94)
Year Ended February 28, 2021	54.40	0.84	1.89	2.73	(0.72)	(1.65)
Year Ended February 29, 2020	54.92	1.12	3.53	4.65	(1.20)	(3.97)
September 1, 2018 through February 28, 2019 (k)	54.44	0.52	0.60	1.12	(0.64)	—
Year Ended August 31, 2018	53.24	1.20	1.24	2.44	(1.24)	—

(a)
Per share amounts reflect the conversion of the JPMorgan Inflation Managed Bond Fund into the JPMorgan Inflation Managed Bond ETF as of the close of business on April 8, 2022 and the conversion of the JPMorgan Realty Income Fund into the JPMorgan Realty Income ETF as of the close of business on May 20,
2022. See Note 1.

(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on April 8, 2022. Market price returns are calculated using the official closing price of the JPMorgan
Inflation Managed Bond ETF on the listing exchange as of the time that the JPMorgan Inflation Managed Bond ETF's NAV is calculated. Prior to the JPMorgan
Inflation Managed Bond ETF's listing on April, 11, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(f)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Market price returns are calculated using the official closing price of the JPMorgan Realty Income ETF on the listing exchange as of the time that the JPMorgan Realty Income ETF's NAV is calculated. Prior to the JPMorgan Realty Income ETF's listing on May 23, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(g)	Not annualized for periods less than one year.
(h)
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in
a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2017 up through the reorganization.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)
JPMorgan Realty Income ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the
Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period
September 1, 2017 up through the reorganization.

(k)	The Fund changed its fiscal year end from August 31st to the last day of February.
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Per share operating performance (a)		Ratios/Supplemental data
Distributions						Ratios to average net assets (b)
Total Distributions	Net asset value, end of period	Market price, end of period	Total Return(d) (g)	Market price total return(e) (f) (g)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(g)

$(0.84)	$48.51	$48.40	(4.06)%	(4.28)%	$1,015,914,233	0.26%(i)	4.46%(i)	0.40%(i)	75%
(1.27)	51.43	51.43	4.23	4.23	897,545,065	0.34	2.49	0.39	159
(0.94)	50.58	50.58	4.70	4.70	1,172,320,983	0.34	1.93	0.38	89
(1.27)	49.26	49.26	6.84	6.84	1,169,195,274	0.42	2.62	0.44	146
(1.18)	47.33	47.33	1.41	1.41	859,081,298	0.47	2.46	0.47	74
(1.08)	47.85	47.85	0.31	0.31	1,199,611,618	0.45	2.14	0.47	68

(7.06)	49.30	49.29	(10.29)	(10.31)	927,880,481	0.59(i)	1.94(i)	0.72(i)	38
(5.74)	62.71	62.71	24.69	24.69	1,450,453,154	0.68	0.98	0.70	59
(2.37)	54.76	54.76	5.38	5.38	1,663,701,422	0.68	1.67	0.70	90
(5.17)	54.40	54.40	8.23	8.23	1,289,280,883	0.68	1.92	0.76	71
(0.64)	54.92	54.92	2.13	2.13	2,238,096,452	0.67	1.99	0.85	50
(1.24)	54.44	54.44	4.79	4.79	2,325,640,388	0.68	2.34	0.85	107
SEE NOTES TO FINANCIAL STATEMENTS.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited)
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Inflation Managed Bond ETF	Diversified
JPMorgan Realty Income ETF	Non-Diversified
Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the applicable mutual fund trust, the following mutual funds (each, an “Acquired Fund” and collectively the “Acquired Funds”) were each reorganized into a newly created exchange traded fund (each, a “Reorganization”) as of the close of business on the dates noted below (each, a “Closing Date”):
Acquired Fund	Fund	Closing Date
JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022
Following its Reorganization, each Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the new Fund. In connection with  each Reorganization, each shareholder of an Acquired Fund (except as noted below) received shares of the surviving Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of an Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Funds shares liquidated, and such shareholders received cash equal in value to their Acquired Funds shares, which cash payment might have been taxable.  Shareholders of an Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the applicable Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. Each Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as its Acquired Fund. Effective as of the close of business on its Closing Date, each Acquired Fund ceased operations in connection with the consummation of its Reorganization.
Costs incurred by the Funds and the Acquired Funds associated with each Reorganization (including the legal costs associated with each Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by each Fund or Acquired Fund associated with each Reorganization, including any brokerage fees and expenses incurred by the Fund or Acquired Fund related to the disposition and acquisition of assets as part of each Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Funds and the Acquired Funds. The management fee of each Fund is the same as the management fee of the corresponding Acquired Fund. The total annual fund operating expenses of each Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with each Funds for a term ending on June 30, 2025. Each Reorganization did not result in the material change to either Acquired Fund’s portfolio holdings. There are no material differences in accounting policies of the Acquired Funds as compared to those of the Funds.
Each Fund did not purchase or sell securities following its Reorganization for purposes of realigning its investment portfolio. Accordingly, each Reorganization of an Acquired Fund did not affect the corresponding Fund’s portfolio turnover ratios for the six months ended August 31, 2022.
The investment objective of JPMorgan Inflation Managed Bond ETF ("Inflation Managed Bond ETF") is to seek to maximize inflation protected total return.
The investment objective of JPMorgan Realty Income ETF ("Realty Income ETF") is to seek to provide high total investment return through a combination of capital appreciation and current income.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Inflation Managed Bond ETF	Cboe BZX Exchange, Inc.
Realty Income ETF	NYSE Arca
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

44	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
Inflation Managed Bond ETF	50,000
Realty Income ETF	25,000
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Inflation Managed Bond ETF at August 31, 2022.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Inflation Managed Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$104,396,240	$7,990,971	$112,387,211
Collateralized Mortgage Obligations	—	60,896,864	1,057,438	61,954,302
Commercial Mortgage-Backed Securities	—	111,654,693	—	111,654,693
Corporate Bonds	—	283,181,456	—	283,181,456
Foreign Government Securities	—	2,674,318	—	2,674,318
Mortgage-Backed Securities	—	78,083,863	—	78,083,863
U.S. Government Agency Securities	—	13,228,878	—	13,228,878
U.S. Treasury Obligations	—	327,655,022	—	327,655,022
Short-Term Investments
Investment Companies	25,870,574	—	—	25,870,574
Total Investments in Securities	$25,870,574	$981,771,334	$9,048,409	$1,016,690,317
Appreciation in Other Financial Instruments
Futures Contracts	$177,331	$—	$—	$177,331
Swaps	—	2,102,391	—	2,102,391
Depreciation in Other Financial Instruments
Futures Contracts	(2,192,194)	—	—	(2,192,194)
Swaps	—	(868,508)	—	(868,508)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(2,014,863)	$1,233,883	$—	$(780,980)

Realty Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$927,768,683	$—	$—	$927,768,683

(a)	Please refer to the SOI for specifics of portfolio holdings.

46	J.P. Morgan Exchange-Traded Funds	August 31, 2022

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Inflation Managed Bond ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2022
Investments in Securities:
Asset-Backed Securities	$5,714,010	$—	$(395,198)	$1,975	$1,171,994	$(137,867)	$3,864,154	$(2,228,097)	$7,990,971
Collateralized Mortgage Obligations	499,673	—	(23,155)	(648)	387,720	(107,648)	800,832	(499,336)	1,057,438
Total	$6,163,683	$—	$(418,353)	$1,327	$1,559,714	$(245,515)	$4,664,986	$(2,677,433)	$9,048,409

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(418,353). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the six months ended August 31, 2022.
The significant unobservable inputs used in the fair value measurement of the Inflation Managed Bond ETF's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Inflation
Managed
Bond ETF
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at August 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$7,990,971	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (2.30%)
			Yield (Discount Rate of Cash Flows)	4.48% - 6.69% (6.06%)

Asset-Backed Securities	7,990,971
	1,057,438	Discounted Cash Flow	Constant Prepayment Rate	100.00% - 150.00% (115.81%)
			Yield (Discount Rate of Cash Flows)	4.25% - 4.61% (4.39%)

Collateralized Mortgage Obligations	1,057,438
Total	$9,048,409

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended August 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Realty Income ETF	$146
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Inflation Managed Bond ETF did not lend out any securities during the six months ended August 31, 2022. Realty Income ETF did not lend out any securities at August 31, 2022.

48	J.P. Morgan Exchange-Traded Funds	August 31, 2022

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Inflation Managed Bond ETF
For the six months ended August 31, 2022*
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (a) (b)	$—	$210,557,926	$184,693,711	$(931)	$7,290	$25,870,574	25,860,229	$120,826	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.24% (a) (b)	20,605,752	67,013,404	87,616,672	3,658	(6,142)	—	—	4,270	—
Total	$20,605,752	$277,571,330	$272,310,383	$2,727	$1,148	$25,870,574		$125,096	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
*
As of the close of business on April 8, 2022, JPMorgan Inflation Managed Bond Fund (the "Acquired fund"), a series of Trust I Funds, reorganized
("the Reorganization") into a newly created exchange-traded fund, JPMorgan Inflation Managed Bond ETF  (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The tables include transactions from the
Acquired Fund for the period March 1, 2021 through April 8, 2022.

Realty Income ETF
For the six months ended August 31, 2022**
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2022	Shares at August 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.30% (a) (b)	$28,286,016	$424,596,576	$417,982,696	$(9,725)	$9,249	$34,899,420	61,762	$174,883	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.00% (a) (b)	—	203,049	203,049	—	—	—	—	—	—
Total	$28,286,016	$424,799,625	$418,185,745	$(9,725)	$9,249	$34,899,420		$174,883	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2022.
**
As of the close of business on May 20, 2022, JPMorgan Realty Income (the "Acquired fund"), a series of Undiscovered Managers Funds, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Realty Income ETF (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The tables include transactions from the
Acquired Fund for the period March 1, 2021 through May 20, 2022.

D. Derivatives  — Inflation Managed Bond ETF used derivative instruments including futures contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

August 31, 2022	J.P. Morgan Exchange-Traded Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes D(1) - D(2) below describe the various derivatives used by the Fund.
(1) Futures Contracts — Inflation Managed Bond ETF used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps —  Inflation Managed Bond ETF engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

50	J.P. Morgan Exchange-Traded Funds	August 31, 2022

Inflation-Linked Swaps
Inflation Managed Bond ETF used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
Derivatives Volume
The table below discloses the volume of the Funds'  activity during the six months ended August 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
Inflation Managed Bond ETF
Futures Contracts:
Average Notional Balance Long	$313,331,502
Average Notional Balance Short	(204,395,978)
Ending Notional Balance Long	254,178,063
Ending Notional Balance Short	(65,785,000)
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance - Pays Fixed Rate	731,343,714
Ending Notional Balance - Pays Fixed Rate	561,300,000
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date of when a Fund first learns of the dividend.
Inflation Managed Bond ETF invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Funds are charged directly to the Funds, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses (which are only applicable to the fees and expenses of the Acquired Funds for the period prior to the Reorganization), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees charged to the Acquired Funds were class-specific expenses. The amounts of the transfer agency fees charged to each share class of the Acquired Funds for the period March 1, 2022 through Closing Date were as follows:
	Class A	Class C	Class I	Class L	Class R5	ETF Shares	Total
Inflation Managed Bond ETF
Transfer agency fees	$189	$72	$300	n/a	$16	$860	$1,437
Realty Income ETF
Transfer agency fees	1,478	130	1,765	$450	204	1,992	6,019

August 31, 2022	J.P. Morgan Exchange-Traded Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of August 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Inflation Managed Bond ETF and at least quarterly for Realty Income ETF. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Inflation Managed Bond ETF	0.28%
Realty Income ETF	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2022, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Distribution Fees — Up through the Closing Date, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, served as the Acquired Funds' principal underwriter and promoted and arranged for the sale of the Acquired Funds' shares.
Up through the Closing Date, the Acquired Funds' Board of Trustees had adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Acquired Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Acquired Funds did not charge a distribution fee. The Distribution Plan provided that the Acquired Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Inflation Managed Bond ETF	0.25%	0.75%
Realty Income ETF	0.25	0.75
In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares and certain Class A Shares of the Acquired Funds for which front-end sales charges have been waived. For the period March 1, 2022 through the Closing Date, JPMDS did not retain any front-end sales charges.

52	J.P. Morgan Exchange-Traded Funds	August 31, 2022

D. Service Fees — Up through the Closing Date, JPMorgan Trust I and Undiscovered Managers Funds, on behalf of the Acquired Funds, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Funds, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R5
Inflation Managed Bond ETF	0.25%	0.25%	0.25%	n/a	0.10%
Realty Income ETF	0.25	0.25	0.25	0.10%	0.10
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Funds. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.
E. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency (effective as of the Closing Date) services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid directly to JPMCB by the Funds for transfer agency services are included in Transfer agency  fees on the Statements of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.25% of Inflation Managed Bond ETF's average daily net assets and 0.50% of Realty Income ETF's average daily net assets.
Prior to the closing date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R5	Class R6
Inflation Managed Bond ETF	0.75%	1.40%	0.55%	n/a	0.45%	0.35%
Realty Income ETF	1.18	1.68	0.93	0.78%	0.78	0.68
For the six months ended August 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers					Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
Inflation Managed Bond ETF	$74,098	$36,676	$16,061	$126,835	$606,973	$16,322
Realty Income ETF	90,559	45,010	3,809	139,378	585,593	19,878
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects

August 31, 2022	J.P. Morgan Exchange-Traded Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2022 were as follows:

Inflation Managed Bond ETF	$8,155
Realty Income ETF	13,997
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended August 31, 2022, the amount of these waivers were as follows:

Inflation Managed Bond ETF	$862
Realty Income ETF	871
H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The Funds, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended August 31, 2022, Inflation Managed Bond ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended August 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Inflation Managed Bond ETF	$36,046,405	$145,462,494	$614,570,149	$581,735,626
Realty Income ETF	292,380,237	295,915,623	—	—
For the six months ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Creations	In-Kind Redemptions
Inflation Managed Bond ETF	$4,243,738	$24,379,510
Realty Income ETF	3,696,965	160,382,459
During the six months ended August 31, 2022, the Funds delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.

54	J.P. Morgan Exchange-Traded Funds	August 31, 2022

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation Managed Bond ETF	$1,072,192,077	$2,421,768	$58,393,963	$(55,972,195)
Realty Income ETF	761,528,256	190,295,584	24,055,157	166,240,427
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2022, the Funds deferred to March 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Inflation Managed Bond ETF	$—	$1,738,180	$—
Realty Income ETF	—	—	787,509
During the year ended February 28, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Inflation Managed Bond ETF	$61,768,490	$—
Realty Income ETF	30,822,563	4,114,912
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid

August 31, 2022	J.P. Morgan Exchange-Traded Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF August 31, 2022  (Unaudited) (continued)
secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
Inflation Managed Bond ETF invests in Inflation-linked debt securities which are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Inflation Managed Bond ETF is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Because Realty Income ETF invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
Realty Income ETF invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
Since Realty Income ETF is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate

56	J.P. Morgan Exchange-Traded Funds	August 31, 2022

impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

August 31, 2022	J.P. Morgan Exchange-Traded Funds	57

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2022, and continued to hold your shares at the end of the reporting period, August 31, 2022.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Inflation Managed Bond ETF
Actual	$1,000.00	$959.40	$1.28	0.26%
Hypothetical	1,000.00	1,023.89	1.33	0.26
JPMorgan Realty Income ETF
Actual	1,000.00	897.10	2.82	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

58	J.P. Morgan Exchange-Traded Funds	August 31, 2022

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited)
JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF
On July 29, 2021, the Board of Trustees (the “Board” or the “Trustees”) of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial advisory agreements (each an Advisory Agreement and collectively, the “Advisory Agreements”) for the  JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF (the “Funds”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Advisory Agreements were approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to each Advisory Agreement or any of their affiliates. In connection with the approval of each Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  The Trustees noted that each Fund was anticipated to commence operations by acquiring the assets of another fund for which the Adviser serves as investment adviser (the “Acquired Fund”).  Before voting on the proposed Advisory Agreements, the Trustees reviewed each Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed each proposed Advisory Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. The Trustees considered information provided with respect to the Funds and the approval of the Advisory Agreements. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under its Advisory Agreement was fair and reasonable and that initial approval of the Advisory Agreements was in the best interests of each Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of each Fund’s initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the applicable Advisory Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management each of the Funds;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy of each Fund and how it fits within the Trust’s other fund offerings;
(v)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vi)
The overall reputation and capabilities of the Adviser and its affiliates;
(vii)
The commitment of the Adviser to provide high quality service to the Funds;
(viii)
Their overall confidence in the Adviser’s integrity;
(ix)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(x)
The Adviser’s business continuity plan, steps the Adviser and its affiliates would be taking to provide services to the Funds during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Funds. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex. The Trustees also

August 31, 2022	J.P. Morgan Exchange-Traded Funds	59

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited) (continued)
considered the benefits to the Adviser and its affiliates from the conversion of a mutual fund to an ETF, for example, through the expansion of the Adviser’s ETF offerings.
The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Funds, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Funds have implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allows each Fund’s shareholders to share potential economies of scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s ongoing investments in its business in support of the Funds, including the Adviser’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of each Fund at a competitive level, was reasonable. The Trustees concluded that each Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Cap and the Adviser’s reinvestment in its operations to serve each Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
For the JPMorgan Inflation Managed Bond ETF, the Trustees considered the Adviser’s view that it manages one account (including the Acquired Fund) with a substantially similar investment strategy as that of this ETF. For the JPMorgan Realty Income ETF, the Trustees considered the Adviser’s view that it manages two accounts (including the Acquired Fund) with a substantially similar investment strategy as that of this ETF.  The Trustees concluded that the fees charged to each Fund in comparison to those charged to such other clients were reasonable.  The Trustees also considered the benefits to each relevant Acquired Fund shareholders from the fact that the total expense ratio of the Funds, after application of the Fee Cap, would be lower than those of the Acquired Funds.
Investment Performance
The Trustees considered each Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable. In addition, because each Fund was anticipated to commence operations by acquiring the assets of the relevant Acquired Fund, and each Fund was to be the accounting survivor to the relevant Acquired Fund, the Trustees were provided with performance information for the relevant Acquired Fund.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate that will be paid by each Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as each Fund. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected Fee Cap proposed for each Fund, and the net advisory fee rate and net expense ratio for each Fund, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that each Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Funds and the profitability of these arrangements to JPMCB.
The Trustees considered how the Funds will be positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s proposed advisory fee compared favorably with identified peer funds. The Trustees also noted that because the Funds were not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that each Fund’s proposed advisory fee was reasonable.

60	J.P. Morgan Exchange-Traded Funds	August 31, 2022

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. August 2022.
SAN-CONVETF-822

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant`s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 3, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 3, 2022